AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 14, 2004


                                             1933 ACT REGISTRATION NO. 333-37728
                                             1940 ACT REGISTRATION NO. 811-07325

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM N-4


              REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]
                            PRE-EFFECTIVE AMENDMENT NO. [ ]

                          POST-EFFECTIVE AMENDMENT NO. 12 [X]


                                       AND

          REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ ]

                       POST-EFFECTIVE AMENDMENT NO. 41 [X]

                           (CHECK APPROPRIATE BOX OR BOXES)

                           PRUCO LIFE FLEXIBLE PREMIUM
                            VARIABLE ANNUITY ACCOUNT
                           (Exact Name of Registrant)

                          PRUCO LIFE INSURANCE COMPANY
                               (Name of Depositor)

                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                                 (973) 802-7333
    (Address and telephone number of depositor's principal executive offices)

                                THOMAS C. CASTANO
                               ASSISTANT SECRETARY
                          PRUCO LIFE INSURANCE COMPANY
                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992

                                 (973) 802-4708

                     (Name and address of agent for service)

                                   Copies to:

                             C. CHRISTOPHER SPRAGUE
                        VICE PRESIDENT, CORPORATE COUNSEL
                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                              213 WASHINGTON STREET
                          NEWARK, NEW JERSEY 07102-2992
                                 (973) 802-6997

It is proposed that this filing will become effective (check appropriate space):

[X] immediately upon filing pursuant to paragraph (b) of Rule 485


[ ]   on __________,2004 pursuant to paragraph (b) of Rule 485


[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485


[ ] on ____________, 2004 pursuant to paragraph (a)(1) of Rule 485


If appropriate, check the following box: [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                      Title of Securities Being Registered:
                  Interests in Individual Variable Annuity Contracts

                          PRUCO LIFE INSURANCE COMPANY

                      STRATEGIC PARTNERS(SM) ANNUITY ONE 3
                         STRATEGIC PARTNERS(SM) PLUS 3

                       SUPPLEMENT, DATED JANUARY 20, 2004
                        TO PROSPECTUS, DATED MAY 1, 2003


The purpose of this supplement is to inform you of a new version of the guaranteed minimum income benefit ("GMIB") available to new contract owners on or after January 20, 2004 or upon subsequent state approval. We describe the salient features of this new GMIB benefit below. This supplement should be retained with the current prospectus for your annuity contract. If you do not have a current prospectus, please write to the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19101, or telephone (888) PRU-2888.


Here is a summary of the expenses under this contract, including the charge for the new GMIB benefit:

                          SUMMARY OF CONTRACT EXPENSES

THE PURPOSE OF THIS SUMMARY IS TO HELP YOU TO UNDERSTAND THE COSTS AND EXPENSES YOU WILL PAY FOR THE CONTRACT. THE FOLLOWING TABLES DESCRIBE THE MAXIMUM FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

For more detailed information, including additional information about current and maximum charges, please refer to the current prospectus for your annuity contract. For more detailed expense information about the underlying mutual funds, please refer to the individual fund prospectuses, which you will find attached at the back of the prospectus.

                       CONTRACTOWNER TRANSACTION EXPENSES

           WITHDRAWAL CHARGE(1)
-------------------------------------------
      NUMBER OF
      CONTRACT          CONTRACT   CONTRACT
 ANNIVERSARIES SINCE      WITH     WITHOUT
  PURCHASE PAYMENT       CREDIT     CREDIT
-------------------------------------------
         0               8%          7%
         1               8%          6%
         2               8%          5%
         3               8%          4%
         4               7%          3%
         5               6%          2%
         6               5%          1%
         7               0%          0%

MAXIMUM TRANSFER FEE
----------------------------------------------------------------------
         Each transfer after 12(2)                            $ 30.00
----------------------------------------------------------------------

1: Each contract year, you may withdraw a specified amount of your contract value without incurring a withdrawal charge. We will waive the withdrawal charge if we pay a death benefit or under certain other circumstances. In certain states reduced withdrawal charges may apply for certain ages under the Contract with Credit. Your contract contains the applicable charges.

2: Currently we charge $25 for each transfer after the twelfth in a contract year. We can raise that charge up to a maximum of $30, as shown in the above table, but have no current intention to do so. We will not charge you for transfers made in connection with Dollar Cost Averaging and Auto-Rebalancing and do not count them toward the limit of 12 free transfers per year.

The next table describes the fees and expenses you will pay periodically during the time that you own the contract, not including underlying mutual fund fees and expenses.

MAXIMUM CONTRACT MAINTENANCE CHARGE AND CONTRACT
CHARGE UPON FULL WITHDRAWAL(3)
-----------------------------------------------------------------------------------------
                                                                                  $ 60.00
ANNUAL INSURANCE AND ADMINISTRATIVE EXPENSES
  ---------------------------------------------------------------------------------------
         AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE ALLOCATED
          TO VARIABLE INVESTMENT OPTIONS
                                                                                     1.40%
         Base Death Benefit:
                                                                                     1.65%
         Guaranteed Minimum Death Benefit Option-
           Roll-Up or Step-Up:
                                                                                     1.75%
         Guaranteed Minimum Death Benefit Option-
           Greater of Roll-Up or Step-Up:
                                                                                     0.10%
         Additional Charge for Contract With Credit(4)
ANNUAL GUARANTEED MINIMUM INCOME BENEFIT CHARGE AND CHARGE
  UPON CERTAIN WITHDRAWALS(5) (FOR CONTRACTS SOLD PRIOR TO JANUARY 20, 2004 OR PRIOR TO
  STATE APPROVAL, IF AFTER JANUARY 20, 2004)
  ---------------------------------------------------------------------------------------
                                                                                     0.45%
         AS A PERCENTAGE OF AVERAGE GMIB PROTECTED VALUE
ANNUAL GUARANTEED MINIMUM INCOME BENEFIT CHARGE AND CHARGE
  UPON CERTAIN WITHDRAWALS(5) (FOR CONTRACTS SOLD ON OR AFTER JANUARY 20, 2004 OR UPON
  SUBSEQUENT STATE APPROVAL)
  ---------------------------------------------------------------------------------------
                                                                                     0.50
                                                                                         %
         AS A PERCENTAGE OF AVERAGE GMIB PROTECTED VALUE
ANNUAL INCOME APPRECIATOR BENEFIT CHARGE AND CHARGE
  UPON CERTAIN WITHDRAWALS(6)
  ---------------------------------------------------------------------------------------
                                                                                     0.25%
         AS A PERCENTAGE OF CONTRACT VALUE
ANNUAL EARNINGS APPRECIATOR BENEFIT CHARGE AND CHARGE
  UPON CERTAIN TRANSACTIONS(7)
  ---------------------------------------------------------------------------------------
                                                                                     0.30%
         AS A PERCENTAGE OF CONTRACT VALUE
PREMIUM TAX IMPOSED BY CERTAIN STATES/JURISDICTIONS
  ---------------------------------------------------------------------------------------



                                                    Up to 3.5% of contract value


3: We currently assess a fee of $35 against contracts valued less than $75,000 (or 2% of contract value, if less).

4: We impose this additional charge of 0.10% annually on the Contract With Credit, irrespective of which death benefit option you choose.


5: We impose this charge only if you choose the guaranteed minimum income benefit. In some states this charge is 0.30%, see your contract for details. This charge is equal to 0.45% (0.50%, for contracts sold on or after January 20, 2004 or upon subsequent state approval) of the GMIB protected value, which is calculated daily and generally is equal to the GMIB roll-up value. Subject to certain age or duration restrictions, the roll-up value is the total of all invested purchase payments compounded daily at an effective annual rate of 5%, subject to a 200% cap. Withdrawals reduce both the roll-up value and the cap. The reduction is equal to the amount of the withdrawal for the first 5% of the roll-up value, calculated as of the latest contract anniversary (or contract date). The amount of the withdrawal in excess of 5% of the roll-up value further reduces the roll-up value and cap proportionally to the additional reduction in contract value after the first 5% withdrawal occurs. We assess this fee each contract anniversary and when you begin the income phase of your contract. We also assess this fee if you make a full withdrawal, but prorate the fee based on the portion of the contract year that has elapsed since the full annual fee was most recently deducted. If you make a partial withdrawal, we will assess the prorated fee if the remaining contract value after the withdrawal would be less than the amount of the prorated fee; otherwise we will not assess the fee at that time.


6: We impose this charge only if you choose the income appreciator benefit. The charge for this benefit is based on an annual rate of 0.25% of your contract value. The income appreciator benefit charge is calculated: on each contract anniversary, on the annuity date, upon the death of the sole owner or first to die of the owner or joint owner prior to the annuity date, upon a full or partial withdrawal, and upon a subsequent purchase payment. The fee is based on the contract value at the time of the calculation, and is prorated based on the portion of the contract year since the date that the charge was last deducted. Although it may be calculated more often, it is deducted only: on each contract anniversary, on the annuity date, upon the death of the sole owner or first to die of the owner or joint owner prior to the annuity date, upon a full withdrawal, and upon a partial withdrawal if the contract value remaining after such partial withdrawal is not enough to cover the then-applicable charge. With respect to full and partial withdrawals, we prorate the fee based on the portion of the contract year that has elapsed since the full annual fee was most recently deducted. We reserve the right to calculate and deduct the fee more frequently than annually, such as quarterly.

7: We impose this charge only if you choose the earnings appreciator benefit. The charge for this benefit is based on an annual rate of 0.30% of your contract value. Although the charge may be calculated more often, it is deducted only: on each contract anniversary, on the annuity date, upon the death of the sole owner or first to die of the owner or joint owner prior to the annuity date, upon a full withdrawal, and upon a partial withdrawal if the contract value remaining after such partial withdrawal is not enough to cover the then-applicable earnings appreciator charge. We reserve the right to calculate and deduct the fee more frequently than annually, such as quarterly.

The next item shows the minimum and maximum total operating expenses charged by the underlying mutual funds that you may pay periodically during the time that you own the contract. More detail concerning each underlying mutual fund's fees and expenses is contained in the prospectus for each underlying mutual fund. The minimum and maximum total operating expenses depicted below are based on historical fund expenses for the year ended December 31, 2002. Fund expenses are not fixed or guaranteed by the Strategic Partners Annuity One contract, and may vary from year to year.

TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES (expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)

                                                              MINIMUM      MAXIMUM

TOTAL ANNUAL UNDERLYING MUTUAL FUND OPERATING EXPENSES*        0.37%        3.00%

* Actual expenses for the mutual funds are lower due to certain expense reimbursements or waivers. Expense reimbursements or waivers are voluntary and may be terminated at any time. The minimum and maximum expenses, with expense reimbursements, are 0.37% and 1.30%, respectively.

The following amends the Expense Example section of the prospectus to reflect the charges for the new GMIB:

                                EXPENSE EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND UNDERLYING MUTUAL FUND FEES AND EXPENSES.

THE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUME THE MAXIMUM FEES AND EXPENSES OF ANY OF THE MUTUAL FUNDS, WHICH DO NOT REFLECT ANY EXPENSE REIMBURSEMENTS OR WAIVERS. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE AS INDICATED IN THE TABLES THAT FOLLOW.

EXAMPLE 1a: CONTRACT WITH CREDIT: GREATER OF ROLL-UP OR STEP-UP GUARANTEED MINIMUM DEATH BENEFIT, GUARANTEED MINIMUM INCOME BENEFIT, EARNINGS APPRECIATOR BENEFIT, INCOME APPRECIATOR BENEFIT, AND YOU WITHDRAW ALL YOUR ASSETS

This example assumes that:

- You invest $10,000 in the Contract With Credit;

- You choose a Guaranteed Minimum Death Benefit that provides the greater of the step-up or roll-up death benefit;


- You choose the Guaranteed Minimum Income Benefit (for contracts sold on or after January 20, 2004 or upon subsequent state approval);


- You choose the Earnings Appreciator Benefit;

- You choose the Income Appreciator Benefit;

- You allocate all of your assets to the variable investment option having the maximum total operating expenses;

- The investment has a 5% return each year;

- The mutual fund's total operating expenses remain the same each year; and

- You withdraw all your assets at the end of the indicated period.

EXAMPLE 1b: CONTRACT WITH CREDIT: GREATER OF ROLL-UP OR STEP-UP GUARANTEED MINIMUM DEATH BENEFIT, GUARANTEED MINIMUM INCOME BENEFIT, EARNINGS APPRECIATOR BENEFIT, INCOME APPRECIATOR BENEFIT, AND YOU DO NOT WITHDRAW YOUR ASSETS

This example makes exactly the same assumptions as Example 1a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

EXAMPLE 2a: CONTRACT WITHOUT CREDIT: GREATER OF ROLL-UP OR STEP-UP GUARANTEED MINIMUM DEATH BENEFIT, GUARANTEED MINIMUM INCOME BENEFIT, EARNINGS APPRECIATOR BENEFIT, INCOME APPRECIATOR BENEFIT, AND YOU WITHDRAW ALL YOUR ASSETS

This example makes exactly the same assumptions as Example 1a except that it assumes that you invest in the Contract Without Credit.

EXAMPLE 2b: CONTRACT WITHOUT CREDIT: GREATER OF ROLL-UP OR STEP-UP GUARANTEED MINIMUM DEATH BENEFIT, GUARANTEED MINIMUM INCOME BENEFIT, EARNINGS APPRECIATOR BENEFIT, INCOME APPRECIATOR BENEFIT, AND YOU DO NOT WITHDRAW YOUR ASSETS

This example makes exactly the same assumptions as Example 2a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

EXAMPLE 3a: CONTRACT WITH CREDIT: BASE DEATH BENEFIT, AND YOU WITHDRAW ALL YOUR ASSETS

This example assumes that:

- You invest $10,000 in the Contract With Credit;

- You do not choose a Guaranteed Minimum Death Benefit, Earnings Appreciator Benefit, Guaranteed Minimum Income Benefit, or Income Appreciator Benefit;

- You allocate all of your assets to the variable investment option having the maximum total operating expenses;

- The investment has a 5% return each year;

- The mutual fund's total operating expenses remain the same each year; and

- You withdraw all your assets at the end of the indicated period.

EXAMPLE 3b: CONTRACT WITH CREDIT: BASE DEATH BENEFIT, AND YOU DO NOT WITHDRAW YOUR ASSETS

This example makes exactly the same assumptions as Example 3a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

EXAMPLE 4a: CONTRACT WITHOUT CREDIT: BASE DEATH BENEFIT, AND YOU WITHDRAW ALL YOUR ASSETS

This example makes exactly the same assumptions as Example 3a except that it assumes that you invest in the Contract Without Credit.

EXAMPLE 4b: CONTRACT WITHOUT CREDIT: BASE DEATH BENEFIT, AND YOU DO NOT WITHDRAW YOUR ASSETS

This example makes exactly the same assumptions as Example 4a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

CONTRACT WITH CREDIT: GREATER OF ROLL-UP OR STEP-UP GUARANTEED MINIMUM DEATH BENEFIT OPTION; GUARANTEED MINIMUM INCOME BENEFIT; EARNINGS APPRECIATOR BENEFIT; INCOME APPRECIATOR BENEFIT

         EXAMPLE 1a:            EXAMPLE 1b:
 IF YOU WITHDRAW YOUR ASSETS    IF YOU DO NOT WITHDRAW YOUR
                                           ASSETS
------------------------------------------------------------
 1 YR   3 YRS   5 YRS   10 YRS  1 YR  3 YRS   5 YRS   10 YRS
------------------------------------------------------------
$1,366  $2,578  $3,673  $5,891  $614  $1,826  $3,015  $5,891

CONTRACT WITHOUT CREDIT: GREATER OF ROLL-UP OR STEP-UP GUARANTEED MINIMUM DEATH BENEFIT OPTION; GUARANTEED MINIMUM INCOME BENEFIT; EARNINGS APPRECIATOR BENEFIT; INCOME APPRECIATOR BENEFIT

         EXAMPLE 2a:                    EXAMPLE 2b:
 IF YOU WITHDRAW YOUR ASSETS    IF YOU DO NOT WITHDRAW YOUR
                                           ASSETS
------------------------------------------------------------
 1 YR   3 YRS   5 YRS   10 YRS  1 YR  3 YRS   5 YRS   10 YRS
------------------------------------------------------------
$1,211  $2,179  $3,127  $5,597  $581  $1,729  $2,857  $5,597

CONTRACT WITH CREDIT: BASE DEATH BENEFIT

         EXAMPLE 3a:                    EXAMPLE 3b:
 IF YOU WITHDRAW YOUR ASSETS    IF YOU DO NOT WITHDRAW YOUR
                                           ASSETS
------------------------------------------------------------
 1 YR   3 YRS   5 YRS   10 YRS  1 YR  3 YRS   5 YRS   10 YRS
------------------------------------------------------------
$1,225  $2,177  $3,044  $4,828  $473  $1,425  $2,386  $4,828

CONTRACT WITHOUT CREDIT: BASE DEATH BENEFIT

         EXAMPLE 4a:                    EXAMPLE 4b:
 IF YOU WITHDRAW YOUR ASSETS    IF YOU DO NOT WITHDRAW YOUR
                                           ASSETS
------------------------------------------------------------
 1 YR   3 YRS   5 YRS   10 YRS  1 YR  3 YRS   5 YRS   10 YRS
------------------------------------------------------------
$1,075  $1,792  $2,519  $4,562  $445  $1,342  $2,249  $4,562

NOTES FOR EXPENSE EXAMPLES:


THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE EXPENSE EXAMPLES ARE BASED ON THE INSURANCE AND ADMINISTRATIVE EXPENSES APPLICABLE TO CONTRACTS SOLD ON OR AFTER MAY 1, 2003 OR UPON SUBSEQUENT STATE APPROVAL (AND ON THE 0.50% CHARGE FOR THE NEW VERSION OF GMIB).


Note that withdrawal charges (which are reflected in Examples 1a, 2a, 3a and 4a) are assessed in connection with some annuity options, but not others.

The values shown in the 10 year column are the same for Example 4a and 4b, the same for Example 3a and 3b, the same for Example 2a and 2b, and the same for Example 1a and 1b. This is because if 10 years have elapsed since your last purchase payment, we would no longer deduct withdrawal charges when you make a withdrawal or begin the income phase of your contract. The indicated examples reflect the maximum withdrawal charges, but in certain states reduced withdrawal charges may apply for certain ages.


The examples use an average contract maintenance charge, which we calculated based on our estimate of the total contract fees we expected to collect in 2003. Based on these estimates, the contract maintenance charge is included as an annual charge of 0.035% of contract value.


Your actual fees will vary based on the amount of your contract and your specific allocation among the investment options.

The examples do not reflect premium taxes. We may apply a charge for premium taxes depending on what state you live in.

A table of accumulation unit values appears in the Appendix to the prospectus.

GUARANTEED MINIMUM INCOME BENEFIT (GMIB)


In this supplement, we describe the guaranteed minimum income benefit that we offer on or after January 20, 2004 or upon subsequent state approval. This currently-offered version of GMIB has many of the same features as our original GMIB, but there are a few differences. To understand our new GMIB, you should first read the section of your prospectus entitled "Guaranteed Minimum Income Benefit." The description in that section applies to both the original version of GMIB and to the new version (except that the new GMIB carries a higher fee). Then, to understand the unique features of our new GMIB, you should read the disclosure appearing immediately below.


HOW THE NEW GMIB DIFFERS FROM THE ORIGINAL VERSION

- the fee for the new version of GMIB is higher than that under the original version of GMIB, and is equal to 0.50% annually of the average GMIB protected value. Consistent with the original GMIB, the charge is calculated based on the average GMIB protected value, and therefore it does not increase or decrease based on changes to the annuity's account value due to market performance. If the average GMIB protected value increases, the dollar amount of the annual charge will increase, while a decrease in the GMIB protected value will decrease the dollar amount of the charge. We deduct the charge pro-rata from the contract value allocated to the variable investment options, the fixed interest rate options, and the market value adjustment option. In some states, we may calculate the charge for the guaranteed minimum income benefit in a different manner. No market value adjustment will apply to the portion of the charge deducted from the market value adjustment option.

- the annuitization rates under the new GMIB are not as favorable as those under the original version of GMIB. For purposes of the assumed interest rates during the annuity phase, we use an interest rate of 2% annually for a waiting period of 7-9 years, and 2.5% annually for waiting periods of 10 years or longer. Please see the section of this supplement entitled "How We Determine Annuity Payments" for an explanation of how we calculate the amount of your annuity payments generally, including how lower annuitization rates will affect the value of the annuity payments you receive. In addition, you should realize that, due to the greater annuity purchase rates for annuity payments not involving GMIB, there are investment return scenarios in which you would annuitize outside GMIB, because that would result in larger annuity payments. This would be the case, for example, if the adjusted contract value equalled the GMIB protected value. In these scenarios, you would have paid the fee for GMIB without ever taking advantage of the benefit.

- under the new GMIB, there is a longer "age set-back" that we apply in determining your annuity payments. As discussed in the section of this supplement entitled "How We Determine Annuity Payments", use of a longer age set-back lowers the annuity payments you receive.


- under the contract terms governing the new GMIB, we reserve the right to change the feature in a number of ways from the way it is described in the prospectus. Specifically (i) we can require those choosing the new GMIB to invest only in designated underlying mutual funds or can require you to invest according to an asset allocation model, (ii) we can increase or decrease the number of times that you may reset the GMIB protected value, (iii) we can increase or decrease the GMIB charge to equal the charge then being imposed for new elections of GMIB if you reset your GMIB protected value, (iv) we can increase or decrease the waiting period that must be observed before exercising the GMIB, (v) we can increase or decrease the GMIB roll-up percentage, the amount that you can withdraw while still effecting a dollar-for-dollar reduction in the GMIB protected value, and the oldest age at which you can elect the GMIB, and (vi) we may permit you to terminate the new GMIB. If we make any of these changes, we will apply the change uniformly to all those electing the benefit after the date of the change. In addition, we will amend our prospectus disclosure, and other relevant disclosure, to describe the change (but not to contracts that already include the benefit), as required by applicable law.



HERE ARE SOME ADDITIONAL EXAMPLES OF HOW WITHDRAWALS AFFECT GMIB PROTECTED VALUE AND THE GMIB ROLL-UP CAP:



The following examples of dollar-for-dollar and proportional reductions assume:
1.) the contract date and the effective date of the GMIB are January 1, 2004; 2.) an initial purchase payment of $250,000; 3.) an initial GMIB protected value of $250,000; 4.) an initial 200% cap of $500,000; and 5.) an initial dollar-for-dollar limit of $12,500 (5% of $250,000):


EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION


A $10,000 withdrawal is taken on February 1, 2004 (in the first contract year). No prior withdrawals have been taken. Immediately prior to the withdrawal, the GMIB protected value is $251,035.26 (the initial value accumulated for 31 days at an annual effective rate of 5%). As the amount withdrawn is less than the dollar-for-dollar limit:



- The GMIB protected value is reduced by the amount withdrawn (i.e., by $10,000, from $251,035.26 to $241,035.26).


- The GMIB 200% cap is reduced by the amount withdrawn (i.e., by $10,000, from $500,000 to $490,000).

- The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first contract year is also reduced by the amount withdrawn (from $12,500 to $2,500).

EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS


A second $10,000 withdrawal is taken on March 1, 2004 (still within the first contract year). Immediately before the withdrawal, the contract value is $220,000 and the GMIB protected value is $241,968.88. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:



- The GMIB protected value is first reduced by the Remaining Limit (from $241,968.88 to $239,468.88).


- The result is then further reduced by the ratio of A to B, where:

  - A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or $7,500).


  - B is the contract value less the Remaining Limit ($220,000 - $2,500, or $217,500). The resulting GMIB protected value is: $239,468.88 X (1 - ($7,500/$217,500)), or $231,211.33.


  - The GMIB 200% cap is first reduced by the Remaining Limit, (from $490,000 to $487,500).

  - The GMIB 200% cap is then further reduced by the ratio of A to B above ($487,500 x (1-($7,500/$217,500)), or $470,689.66.

- The Remaining Limit is set to zero (0) for the balance of the first contract year.

EXAMPLE 3. DOLLAR-FOR-DOLLAR LIMIT IN SECOND CONTRACT YEAR


A $10,000 withdrawal is made on the first anniversary of the contract date, January 1, 2005 (second contract year). Prior to the withdrawal, the GMIB protected value is $240,837.86. The dollar-for-dollar limit is equal to 5% of this amount, or $12,041.89. As the amount withdrawn is less than the dollar-for-dollar limit:



- The GMIB protected value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,837.86 to $230,837.86).


- The GMIB 200% cap is reduced by the amount withdrawn (i.e., by $10,000, from $470,689.66 to $460,689.66).


- The Remaining Limit for the balance of the second contract year is also reduced by the amount withdrawn (from $12,041.89 to $2,041.89).


HOW WE DETERMINE ANNUITY PAYMENTS


Generally speaking, the annuity phase of the contract involves our distributing to you in increments the value that you have accumulated (under Option 3, we merely distribute interest until you ask us to return the principal). We make these incremental payments either over a specified time period (e.g., 15 years) ("fixed period annuities") or for the duration of the life of the annuitant (and possibly co-annuitant) ("life annuities"). There are certain assumptions that are common to both fixed period annuities and life annuities. In each type of annuity, we assume that the value you apply at the outset toward your annuity payments earns interest throughout the payout period. For annuity options within the GMIB, this interest rate ranges from 2.5% to 3.5% for contracts sold before January 20, 2004 (or prior to state approval, if such approval was received after January 20, 2004), and 2.0% to 2.5% for contracts sold on or after January 20, 2004 or upon subsequent state approval. For non-GMIB annuity options, the guaranteed minimum rate is 3% annually. The guaranteed annuity purchase rates in your contract depict the minimum amounts we will pay (per $1000 of adjusted contract value). If our current annuity purchase rates on the annuity date are more favorable to you than the guaranteed rates, we will make payments based on those more favorable rates.


Other assumptions that we use for life annuities and fixed period annuities differ, as detailed in the following overview:

FIXED PERIOD ANNUITIES

Currently, we offer fixed period annuities only under the income appreciator benefit and non-GMIB annuity options. Generally speaking, in determining the amount of each annuity payment under a fixed period annuity, we start with the adjusted contract value, add interest assumed to be earned over the fixed period, and divide the sum by the number of payments you have requested. The life expectancy of the annuitant and co-annuitant are relevant to this calculation only in that we will not allow you to select a fixed period that exceeds life expectancy.

LIFE ANNUITIES

There are more variables that affect our calculation of life annuity payments. Most importantly, we make several assumptions about the annuitant's or co-annuitant's life expectancy, including the following:

- The Annuity 2000 Mortality Table is the starting point for our life expectancy assumptions. This table anticipates longevity of an insured population based on historical experience and reflecting anticipated experience for the year 2000.


GUARANTEED AND GMIB ANNUITY PAYMENTS


- Because life expectancy has lengthened over the past few decades, and likely will increase in the future, our life annuity calculations anticipate these future improvements. We do this largely by making a hypothetical reduction in the age of the annuitant (or co-annuitant), in lieu of using the annuitant's (or co-annuitant's) actual age, in calculating the payment amounts. By using such a reduced age, we base our calculations on a younger person, who generally would live longer and therefore draw life annuity payments over a longer time period. Given the longer pay-out period, the payments made to the younger person would be less than those made to an older person. We make two such age adjustments:

1. First, for all life annuities, we start with the age of the annuitant (or co-annuitant) on his/her most recent birthday and reduce that age by either
   (a) two years, with respect to guaranteed payments under life annuities not involving GMIB, as well as GMIB payments under the original version of the benefit, or (b) four years, for life annuities under the new version of GMIB (the age reduction of an additional two years under the new version of GMIB reduces annuity payments correspondingly).

2. Second, for life annuities under both versions of GMIB as well as guaranteed payments under life annuities not involving GMIB, we make a further age reduction according to the table in your contract entitled "Translation of Adjusted Age." As indicated in the table, the further into the future the first annuity payment is, the longer we expect the person receiving those payments to live, and the more we reduce the annuitant's (or co-annuitant's) age.


CURRENT ANNUITY PAYMENTS


When calculating current annuity purchase rates (i.e., non-guaranteed rates), we use the actual age of the annuitant (or co-annuitant).

STRATEGIC PARTNERS(SM)
ANNUITY ONE 3
VARIABLE ANNUITY
--------------------------------------------------------------------------------
PROSPECTUS: MAY 1, 2003

THIS PROSPECTUS DESCRIBES AN INDIVIDUAL VARIABLE ANNUITY CONTRACT OFFERED BY PRUCO LIFE INSURANCE COMPANY (PRUCO LIFE). PRUCO LIFE IS A WHOLLY-OWNED SUBSIDIARY OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA.

THE FUNDS
------------------------------------------------------------

Strategic Partners Annuity One offers a wide variety of investment choices, including 27 variable investment options that invest in mutual funds managed by these leading asset managers:

PRUDENTIAL INVESTMENTS LLC
JENNISON ASSOCIATES LLC
A I M CAPITAL MANAGEMENT, INC.
ALLIANCE CAPITAL MANAGEMENT, L.P.
CALAMOS ASSET MANAGEMENT, INC.
DAVIS ADVISORS
DEUTSCHE ASSET MANAGEMENT INVESTMENT SERVICES LIMITED
FIDELITY MANAGEMENT & RESEARCH COMPANY
GE ASSET MANAGEMENT, INCORPORATED
INVESCO FUNDS GROUP, INC.
JANUS CAPITAL MANAGEMENT LLC
MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS)
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (PIMCO)
SALOMON BROTHERS ASSET MANAGEMENT INC.

You may choose between two basic versions of Strategic Partners Annuity One. One version, the Contract With Credit, provides for a bonus credit that we add to each purchase payment you make. If you choose this version of Strategic Partners Annuity One, some charges and expenses may be higher than if you choose the version without the credit. Those higher charges could exceed the amount of the credit under some circumstances, particularly if you withdraw purchase payments within a few years of making those purchase payments.

PLEASE READ THIS PROSPECTUS
------------------------------------------------------------

Please read this prospectus before purchasing a Strategic Partners Annuity One variable annuity contract, and keep it for future reference. Current prospectuses for the underlying mutual funds accompany this prospectus. These prospectuses contain important information about the mutual funds. Please read these prospectuses and keep them for reference as well. The Risk Factors section relating to the market value adjustment option appears on page 14 of this prospectus.

TO LEARN MORE ABOUT STRATEGIC PARTNERS ANNUITY ONE
------------------------------------------------------------

To learn more about the Strategic Partners Annuity One variable annuity, you can request a copy of the Statement of Additional Information (SAI) dated May 1, 2003. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. Pruco Life also files other reports with the SEC. All of these filings can be reviewed and copied at the SEC's offices, and can also be obtained from the SEC's Public Reference Section, 450 5th Street N.W., Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. The SEC maintains a Web site (http://www.sec.gov) that contains the Strategic Partners Annuity One SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is on Page 60 of this prospectus.

FOR A FREE COPY OF THE SAI CALL US AT:
------------------------------------------------------------

- (888) PRU-2888 or write to us at:
- Prudential Annuity Service Center
  P.O. Box 7960
  Philadelphia, PA 19101

THE SEC HAS NOT DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE. INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN STRATEGIC PARTNERS ANNUITY ONE IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

STRATEGIC PARTNERS(SM) IS A SERVICE MARK OF THE PRUDENTIAL INSURANCE COMPANY OF
AMERICA                                                                 ORD01142

CONTENTS
--------------------------------------------------------------------------------

                                       PART I: STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS
                                       -------------------------------------------------

                                       SUMMARY
                                       -------
                                                Glossary...........................................      6
                                                Summary............................................     10
                                                Risk Factors.......................................     14
                                                Summary of Contract Expenses.......................     15
                                                Expense Examples...................................     18

                                       PART II: STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS
                                       ------------------------------------------------------------

                                       SECTIONS 1-9
                                       ------------------------------------------------------------

                                           Section 1: What is the Strategic Partners Annuity One
                                             Variable Annuity?.....................................     24
                                                Short Term Cancellation Right or "Free Look".......     25

                                           Section 2: What Investment Options Can I Choose?........     26
                                                Variable Investment Options........................     26
                                                Fixed Interest Rate Options........................     27
                                                Market Value Adjustment Option.....................     28
                                                Transfers Among Options............................     30
                                                Market Timing......................................     30
                                                Other Available Features...........................     31
                                                Voting Rights......................................     31
                                                Substitution.......................................     32

                                           Section 3: What Kind of Payments Will I Receive During
                                             the Income Phase? (Annuitization).....................     33
                                                Payment Provisions Without the Guaranteed Minimum
                                                  Income Benefit...................................     33
                                                    Option 1: Annuity Payments for a Fixed
                                                      Period.......................................     33
                                                    Option 2: Life Income Annuity Option...........     33
                                                    Option 3: Interest Payment Option..............     33
                                                    Other Annuity Options..........................     34
                                                    Tax Considerations.............................     34
                                                Guaranteed Minimum Income Benefit..................     34
                                                    GMIB Option 1 -- Single Life Payout Option.....     35
                                                    GMIB Option 2 -- Joint Life Payout Option......     35
                                                Income Appreciator Benefit.........................     36

                                           Section 4: What is the Death Benefit?...................     38
                                                Beneficiary........................................     38
                                                Calculation of the Death Benefit...................     38
                                                Guaranteed Minimum Death Benefit...................     38
                                                Special Rules If Joint Owners......................     39
                                                Payout Options.....................................     40
                                                Earnings Appreciator Benefit.......................     40
                                                Spousal Continuance Benefit........................     41

                                           Section 5: How Can I Purchase a Strategic Partners
                                             Annuity One Contract?.................................     43
                                                Purchase Payments..................................     43
                                                Allocation of Purchase Payments....................     43
                                                Credits............................................     43
                                                Calculating Contract Value.........................     44

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
                                           Section 6: What are the Expenses Associated with the
                                             Strategic Partners Annuity One Contract?..............     45
                                                Insurance and Administrative Cost..................     45
                                                Earnings Appreciator Benefit Charge................     45
                                                Guaranteed Minimum Income Benefit Charge...........     46
                                                Income Appreciator Benefit Charge..................     46
                                                Contract Maintenance Charge........................     47
                                                Withdrawal Charge..................................     47
                                                Waiver of Withdrawal Charges.......................     48
                                                Taxes Attributable to Premium......................     48
                                                Transfer Fee.......................................     49
                                                Company Taxes......................................     49
                                                Underlying Mutual Fund Fees........................     49
                                           Section 7: How Can I Access My Money?...................     50
                                                Withdrawals During the Accumulation Phase..........     50
                                                Automated Withdrawals..............................     50
                                                Income Appreciator Benefit Options During the
                                                  Accumulation Phase...............................     50
                                                Suspension of Payments or Transfers................     52
                                           Section 8: What are the Tax Considerations Associated
                                             with the Strategic Partners Annuity One Contract?.....     53
                                                Contracts Owned by Individuals (Not Associated with
                                                  Tax-Favored Retirement Plans)....................     53
                                                Contracts Held by Tax-Favored Plans................     55
                                           Section 9: Other Information............................     59
                                                Pruco Life Insurance Company.......................     59
                                                The Separate Account...............................     59
                                                Sale and Distribution of the Contract..............     59
                                                Litigation.........................................     60
                                                Assignment.........................................     60
                                                Financial Statements...............................     60
                                                Statement of Additional Information................     60
                                                Householding.......................................     61
                                                Market Value Adjustment Formula....................     62
                                                IRA Disclosure Statement...........................     65
                                           Appendix................................................     69
                                                Accumulation Unit Values...........................     69


                                       PART III: PROSPECTUSES
                                       ----------------------

                                       VARIABLE INVESTMENT OPTIONS
                                       ---------------------------

                                        THE PRUDENTIAL SERIES FUND, INC.

                                        JANUS ASPEN SERIES


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PART I SUMMARY
--------------------------------------------------------------------------------
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS

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                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

GLOSSARY
--------------------------------------------------------------------------------
WE HAVE TRIED TO MAKE THIS PROSPECTUS AS EASY TO READ AND UNDERSTAND AS POSSIBLE. BY THE NATURE OF THE CONTRACT, HOWEVER, CERTAIN TECHNICAL WORDS OR TERMS ARE UNAVOIDABLE. WE HAVE IDENTIFIED THE FOLLOWING AS SOME OF THESE WORDS OR TERMS.

ACCUMULATION PHASE

The period that begins with the contract date (which we define below) and ends when you start receiving income payments, or earlier if the contract is terminated through a full withdrawal or payment of a death benefit.

ADJUSTED CONTRACT VALUE

When you begin receiving income payments, the value of your contract minus any charge we impose for premium taxes.

ANNUITANT

The person whose life determines the amount of income payments that we will pay. If the annuitant dies before the annuity date, the co-annuitant (if any) becomes the annuitant if the contract's requirements for changing the annuity date are met. If, upon the death of the annuitant, there is no surviving co-annuitant, and the owner is not the annuitant, then the owner becomes the annuitant.

ANNUITY DATE

The date when income payments are scheduled to begin.

BENEFICIARY

The person(s) or entity you have chosen to receive a death benefit.

CONTRACT DATE

The date on which we credit your initial purchase payment. We will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment and all necessary paperwork in good order at the Prudential Annuity Service Center. Contract anniversaries are measured from the contract date. A contract year starts on the contract date or on a contract anniversary.

CONTRACT OWNER, OWNER, OR YOU

The person entitled to the ownership rights under the contract.

CONTRACT VALUE

This is the total value of your contract, equal to the sum of the values of your investment in each investment option you have chosen. Your contract value will go up or down based on the performance of the investment options you choose.

CONTRACT WITH CREDIT

A version of the annuity contract that provides for a bonus credit with each purchase payment that you make and has higher withdrawal charges and insurance and administrative costs than the Contract Without Credit.

CONTRACT WITHOUT CREDIT

A version of the annuity contract that does not provide a credit and has lower withdrawal charges and insurance and administrative costs than the Contract With Credit.

CREDIT

If you choose the Contract With Credit, this is the bonus amount that we allocate to your account each time you make a purchase payment. The amount of the credit is a percentage of the purchase payment. Bonus credits generally are not recaptured once the free look period expires. Our reference in the preceding sentence to "generally are not recaptured" refers to the fact that we have the contractual right to deduct, from the death benefit we pay, the amount of any credit corresponding to a purchase payment made within one year of death.

DEATH BENEFIT

If the sole owner dies, or if jointly owned, the first to die of the owner or joint owner, the beneficiary you designate will receive, at a minimum, the total amount invested, reduced by withdrawals or a potentially greater amount related to market appreciation. The guaranteed minimum death benefit is available for an additional charge.

DOLLAR COST AVERAGING FIXED RATE OPTION (DCA FIXED RATE OPTION)

An investment option that offers a fixed rate of interest for a selected period during which periodic transfers are

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                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

automatically made to selected variable investment options or to the one-year fixed rate option. We guarantee your money will earn at least 3% while it is allocated to this option. Payments you allocate to the DCA Fixed Rate Option become part of Pruco Life's general assets until they are transferred.

EARNINGS APPRECIATOR BENEFIT (EAB)

An optional feature available for an additional charge that may provide a supplemental death benefit based on earnings under the contract.

FIXED INTEREST RATE OPTIONS

Investment options that offer a fixed rate of interest for either a one-year period (fixed rate option) or a selected period during which periodic transfers are made to selected variable investment options or to the one-year fixed rate option (dollar cost averaging fixed rate option).

GMDB PROTECTED VALUE

The guaranteed amount of the guaranteed minimum death benefit, which may equal the GMDB roll-up value, the GMDB step-up value, or the greater of the two. The protected value will be subject to certain age restrictions and time durations, however it will still increase by subsequent invested purchase payments and reduce by withdrawals.

GMDB ROLL-UP

We may use the GMDB roll-up value to compute the GMDB protected value of the guaranteed minimum death benefit.

     The GMDB roll-up is equal to the invested purchase payments compounded daily at an effective annual interest rate of 5% (if the sole owner or the older of the owner and joint owner is less than 80 years old on the contract date) or 3% (if the sole owner or the older of the owner and joint owner is between 80 and 85 years old on the contract date) starting on the date that each invested purchase payment is made, reduced by withdrawals.

GMDB STEP-UP

We may use the GMDB step-up value to compute the GMDB protected value of the guaranteed minimum death benefit.

     If the sole owner or the older of the owner and joint owner is less than age 80 on the contract date, the GMDB step-up before the first contract anniversary is the initial invested purchase payment increased by subsequent invested purchase payments and reduced by the effect of withdrawals. The GMDB step-up on each contract anniversary will be the greater of the previous GMDB step-up and the contract value as of such contract anniversary. Between contract anniversaries, the GMDB step-up will be increased by invested purchase payments and reduced by the effect of withdrawals.

     If the sole owner or the older of the owner and joint owner is between age 80 and 85 on the contract date, the GMDB step-up before the third contract anniversary is the sum of invested purchase payments, reduced by the effect of withdrawals. On the third contract anniversary the GMDB step-up will be adjusted to the greater of the then current GMDB step-up or the contract value as of that contract anniversary.

GMIB PROTECTED VALUE

We may use the GMIB protected value to calculate annuity payments should you annuitize under the guarantee minimum income benefit.

     The value is calculated daily and is equal to the GMIB roll-up, until the GMIB roll-up either reaches its cap or if we stop applying the annual interest rate based on the age of the annuitant, number of contract anniversaries or number of years since last GMIB reset. At such point, the GMIB protected value will be increased by any subsequent invested purchase payments, reduced by withdrawals. You may elect to reset your GMIB protected value to equal your contract value twice over the life of the contract.

GMIB ROLL-UP

We will use GMIB roll-up value to compute the GMIB protected value of the guaranteed minimum income benefit. The GMIB roll-up is equal to the invested purchase payments compounded daily at an effective annual interest rate of 5% starting on the date each invested purchase payment is made, subject to a 200% cap, and reduced by withdrawals.

GOOD ORDER

An instruction received at the Prudential Annuity Service Center, utilizing such forms, signatures and dating as we

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GLOSSARY CONTINUED
--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

require, which is sufficiently clear that we do not need to exercise any discretion to follow such instructions.

GUARANTEED MINIMUM DEATH BENEFIT (GMDB)

An optional feature available for an additional charge, which guarantees that the death benefit that the beneficiary receives will be no less than a certain GMDB protected value. Depending upon the terms of your contract, the protected value for the guaranteed minimum death benefit may equal the GMDB roll-up value, the GMDB step-up value, or the larger of the two.

GUARANTEED MINIMUM INCOME BENEFIT (GMIB)

An optional feature available for an additional charge that guarantees that the income payments you receive during the income phase will be no less than a certain GMIB protected value applied to the GMIB guaranteed annuity purchase rates.

GUARANTEE PERIOD

A period of time during which your invested purchase payment in the market value adjustment option earns interest at the declared rate. We will make available one or more of the following guarantee periods: 1 year (currently available only as a renewal option), 2 years, 3 years, 4 years, 5 years, 6 years, 7 years, 8 years, 9 years, and 10 years.

IAB AUTOMATIC WITHDRAWAL PAYMENT PROGRAM

A series of payments consisting of a portion of your contract value and income appreciator benefit paid to you in equal installments over a 10 year period, which you may choose, if you elect to receive the income appreciator benefit during the accumulation phase.

IAB CREDIT

An amount we add to your contract value that is credited in equal installments over a 10 year period, which you may choose, if you elect to receive the income appreciator benefit during the accumulation phase.

INCOME APPRECIATOR BENEFIT (IAB)

An optional feature that may be available for an additional charge that may provide a supplemental income benefit based on earnings under the contract.

INCOME OPTIONS

Options under the contract that define the frequency and duration of income payments. In your contract, we also refer to these as payout or annuity options.

INCOME PHASE

The period in which you receive income payments under the contract.

INVESTED PURCHASE PAYMENTS

Your purchase payments less any deduction we make for any premium or other tax charge.

JOINT OWNER

The person named as the joint owner, who shares ownership rights with the owner as defined in the contract. A joint owner may be the owner's spouse, but need not be.

MARKET VALUE ADJUSTMENT

An adjustment to your contract value or withdrawal proceeds that is based on the relationship between interest you are currently earning within the market value adjustment option and prevailing interest rates. This adjustment may be positive or negative.

MARKET VALUE ADJUSTMENT OPTION

An investment option that offers guarantee periods and pays a fixed rate of interest with respect to each guarantee period. We impose a market value adjustment on withdrawals or transfers that you make from this option prior to the end of a guarantee period.

NET PURCHASE PAYMENTS

Your total purchase payments less any withdrawals you have made.

PRUDENTIAL ANNUITY SERVICE CENTER

For general correspondence: P.O. Box 7960, Philadelphia, PA 19101. For express overnight mail: 2101 Welsh Road, Dresher, PA 19025. The telephone number is 888-PRU-2888. Prudential's Web site is www.prudential.com.

PURCHASE PAYMENTS

The amount of money you pay us to purchase the contract. With some restrictions, you can make additional purchase payments at any time during the accumulation phase.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

SEPARATE ACCOUNT

We hold your purchase payments allocated to the variable investment options in a separate account called the Pruco Life Flexible Premium Variable Annuity Account. The separate account is set apart from all of the general assets of Pruco Life.

STATEMENT OF ADDITIONAL INFORMATION

A document containing certain additional information about the Strategic Partners Annuity One variable annuity. We have filed the Statement of Additional Information with the Securities and Exchange Commission and it is legally a part of this prospectus. To learn how to obtain a copy of the Statement of Additional Information, see the front cover of this prospectus.

TAX DEFERRAL

This is a way to increase your assets without currently being taxed. Generally, you do not pay taxes on your contract earnings until you take money out of your contract. You should be aware that tax favored plans (such as IRAs) already provide tax deferral regardless of whether they invest in annuity contracts. See "What Are the Tax Considerations Associated with the Strategic Partners Annuity One Contract," on page 53.

VARIABLE INVESTMENT OPTION

When you choose a variable investment option, we purchase shares of the underlying mutual fund that are held as an investment for that option. We hold these shares in the separate account. The division of the separate account of Pruco Life that invests in a particular mutual fund is referred to in your contract as a subaccount.

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

SUMMARY FOR SECTIONS 1-9
--------------------------------------------------------------------------------

FOR A MORE COMPLETE DISCUSSION OF THE FOLLOWING TOPICS, SEE THE CORRESPONDING
SECTION IN PART II OF THE PROSPECTUS.

SECTION 1
WHAT IS THE STRATEGIC PARTNERS ANNUITY ONE VARIABLE ANNUITY?

The Strategic Partners Annuity One variable annuity is a contract between you, the owner, and us, the insurance company, Pruco Life Insurance Company (Pruco Life, we or us). The contract allows you to invest on a tax-deferred basis in one or more of 27 variable investment options, two fixed interest rate options, and the market value adjustment option. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit.

   There are two basic versions of the Strategic Partners Annuity One variable annuity.

Contract With Credit.

- provides for a bonus credit that we add to each purchase payment that you make,

- has higher withdrawal charges and insurance and administrative costs than the Contract Without Credit,

- may provide lower interest rates for fixed and market value adjustment options than the Contract Without Credit

- may provide fewer available market value adjustment guarantee periods than the Contract Without Credit.

Contract Without Credit.

-  does not provide a credit,

- has lower withdrawal charges and insurance and administrative costs than the Contract With Credit.

- may provide higher interest rates for fixed and market value adjustment options than the Contract With Credit

- may provide more available market value adjustment guarantee periods than the Contract With Credit.

   The variable investment options available under the contract offer the opportunity for a favorable return. However, this is NOT guaranteed. It is possible, due to market changes, that your investments may decrease in value.

   The fixed interest rate options offer a guaranteed interest rate. While your money is allocated to one of these options, your principal amount will not decrease and we guarantee that your money will earn at least a minimum interest rate annually.

   Under the market value adjustment option, while your money remains in the contract for the full guarantee period, your principal amount is guaranteed and the interest amount that your money will earn is guaranteed by us to always be at least 3%.

   Payments allocated to the fixed interest rate options become part of Pruco Life's general assets. Payments allocated to the market value adjustment option are held as a separate pool of assets, but the income, gains or losses experienced by these assets are not directly credited or charged against the contracts. As a result, the strength of our guarantees under these options is based on the overall financial strength of Pruco Life.

   You can invest your money in any or all of the variable investment options, the fixed interest rate options, and one or more guarantee periods available under the market value adjustment option. You may make up to 12 free transfers each contract year among the variable investment options. Certain restrictions apply to transfers involving the fixed interest rate options.

   The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase.

- During the accumulation phase, any earnings grow on a tax-deferred basis and are generally only taxed as income when you make a withdrawal.

- The income phase starts when you begin receiving regular payments from your contract.

   The amount of money you are able to accumulate in your contract during the accumulation phase will help determine the amount you will receive during the income phase. Other factors will affect the amount of

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                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

your payments, such as age, gender, and the payout option you select.

   The contract offers a choice of income and death benefit options, which may also be available to you.

   There are certain state variations to this contract that are referred to in this prospectus. Please see the Statement of Additional Information (SAI) and your contract for further information on these and other variations.

   If you change your mind about owning Strategic Partners Annuity One, you may cancel your contract within 10 days after receiving it (or whatever period is required under applicable state law). We call this the "Free Look" period.

SECTION 2
WHAT INVESTMENT OPTIONS CAN I CHOOSE?

You can invest your money in any or all of the following variable investment options:

The Prudential Series Fund, Inc.

   Jennison Portfolio (domestic equity)

   Prudential Equity Portfolio

   Prudential Global Portfolio

   Prudential Money Market Portfolio

   Prudential Stock Index Portfolio

   Prudential Value Portfolio (domestic equity)

   SP Aggressive Growth Asset Allocation Portfolio

   SP AIM Aggressive Growth Portfolio

   SP AIM Core Equity Portfolio

   SP Alliance Large Cap Growth Portfolio

   SP Alliance Technology Portfolio

   SP Balanced Asset Allocation Portfolio

   SP Conservative Asset Allocation Portfolio

   SP Davis Value Portfolio

   SP Deutsche International Equity Portfolio

   SP Growth Asset Allocation Portfolio

   SP INVESCO Small Company Growth Portfolio

   SP Jennison International Growth Portfolio

   SP Large Cap Value Portfolio

   SP MFS Capital Opportunities Portfolio (domestic and foreign equity)

   SP Mid Cap Growth Portfolio (formerly SP MFS Mid-Cap Growth Portfolio)

   SP PIMCO High Yield Portfolio

   SP PIMCO Total Return Portfolio

   SP Prudential U.S. Emerging Growth Portfolio

   SP Small/Mid Cap Value Portfolio

   SP Strategic Partners Focused Growth Portfolio

Janus Aspen Series

   Growth Portfolio -- Service Shares

   Depending upon market conditions, you may earn or lose money in any of these options. The value of your contract will fluctuate depending upon the performance of the underlying mutual fund portfolios used by the variable investment options that you choose. Performance information for the variable investment options appears in the SAI. Past performance is not a guarantee of future results.

   Two guaranteed fixed interest rate options are also available:

- The one-year fixed interest rate option offers a base interest rate that is guaranteed by us for one year, and will always be at least between 1.5% to 3% per year depending on your state's applicable law. We may also offer a higher interest rate on each purchase payment allocated to this option for the first year after the payment.

- The dollar cost averaging fixed rate option offers an interest rate that is guaranteed by us for a selected period during which we make periodic transfers from this option to the variable investment options you select or to the one-year fixed interest rate option. We guarantee that the interest rate for the dollar cost averaging fixed rate option will always be at least 3% per year.

   You may also invest your money in a market value adjustment option. You can allocate purchase payments or transfer contract value to one or more guarantee periods available under the market value adjustment option. Available guarantee periods will include one or more of the following periods: 1 year (currently available only as a renewal option), 2 years, 3 years, 4 years, 5 years, 6 years, 7 years, 8 years, 9 years and 10 years in length. We may offer fewer available guarantee periods in the Contract With Credit than in the Contract Without Credit. Allocations or transfers

SUMMARY FOR SECTIONS 1-9 CONTINUED
--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

must be at least $1,000. This option is not available for contracts issued in some states. Please see your contract.

SECTION 3
WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE? (ANNUITIZATION)

If you want to receive regular income from your annuity, you can choose one of several options, including guaranteed payments for the annuitant's lifetime. Generally, once you begin receiving regular payments, you cannot change your payment plan.

   For an additional fee, you may also choose, if it is available under your contract, the guaranteed minimum income benefit and the income appreciator benefit. The guaranteed minimum income benefit guarantees that once the income period begins, your income payments will be no less than a value calculated by a certain "GMIB protected value" applied to the GMIB guaranteed annuity purchase rates. The income appreciator benefit may provide an additional income amount during the accumulation phase or upon annuitization. See "What Kind Of Payments Will I Receive During the Income Phase" on page 34.

SECTION 4
WHAT IS THE DEATH BENEFIT?

In general, if the sole owner or first-to-die of the owner or joint owner dies before the income phase of the contract begins, the person(s) or entity that you have chosen as your beneficiary will receive, at a minimum, the greater of (i) the contract value, (ii) either the base death benefit or, for a higher insurance and administrative cost, a potentially larger guaranteed minimum death benefit. The base death benefit equals the total invested purchase payments proportionally reduced by withdrawals. The guaranteed minimum death benefit is equal to a "GMDB protected value" that depends upon which of the following guaranteed minimum death benefit options you choose:

- the highest value of the contract on any contract anniversary, which we call the "GMDB step-up value;"

- the total amount you invest increased by a guaranteed rate of return, which we call the "GMDB roll-up value;" or

-  the greater of the GMDB step-up value or GMDB roll-up value.

On the date we receive due proof of death, in lieu of paying a death benefit, we will allow the surviving spouse to continue the contract by exercising the Spousal Continuance Benefit, if in addition to certain other conditions:

   (1) there is only one owner of the contract and there is only one beneficiary who is the owner's spouse; or

   (2) there are an owner and joint owner of the contract, and the owner's spouse is both the joint owner and the beneficiary under the contract.

This benefit is described on page 41.

   Depending upon the terms of your contract, not all guaranteed death benefit options may be available. See "What is the Death Benefit" on page 38.

   For an additional fee, you may also choose, if it is available in your contract, the earnings appreciator supplemental death benefit, which provides a benefit payment upon the death of the sole owner or first to die of the owner or joint owner during the accumulation period.

SECTION 5
HOW CAN I PURCHASE A STRATEGIC PARTNERS ANNUITY ONE CONTRACT?

Under most circumstances, you can purchase this contract with a minimum initial purchase payment of $10,000. In most states and subject to some conditions, you can make additional purchase payments of $500 or more at any time during the accumulation phase of the contract. Your representative can help you fill out the proper forms. The Contract With Credit provides for the allocation of a credit with each purchase payment.

   You may purchase this contract only if you are age 85 or younger. Certain age limits apply to certain features and benefits described herein.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

SECTION 6
WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC PARTNERS ANNUITY ONE
CONTRACT?

The contract has insurance features and investment features, both of which have related costs and charges.

- Each year or upon full surrender we deduct a contract maintenance charge of $35 if your contract value is less than $75,000 (or 2% of your contract value, if that amount is less than $35). We do not impose the contract maintenance charge if your contract value is $75,000 or more. We may impose lesser charges in certain states.

- For insurance and administrative costs, we also deduct a daily charge based on the average daily value of all assets allocated to the variable investment options, depending on the death benefit option that you choose. The daily cost is equivalent to an annual charge, as follows:

   --  1.40% if you do not choose the guaranteed minimum death benefit,

   -- 1.65% if you choose the roll-up or step-up guaranteed minimum death benefit option, and

   -- 1.75% if you choose the guaranteed minimum death benefit option of the greater of the roll-up or step-up.

  We impose an additional insurance and administrative cost of 0.10% annually for the Contract With Credit.

- We will deduct an additional charge if you choose the earnings appreciator benefit supplemental death benefit. We deduct this charge from your contract value on the contract anniversary and upon certain other events. The charge for this benefit is based on an annual rate of 0.30% of your contract value.

- We will deduct an additional charge if you choose the guaranteed minimum income benefit. We deduct this annual charge from your contract value on the contract anniversary and upon certain other events. The charge for this benefit is equal to 0.45% of the GMIB protected value. (In some states we will calculate this fee on a different basis, but it will not be higher than 0.45% of GMIB protected value. Further, in some states this charge is 0.30%. See your contract for details.)

- We will deduct an additional charge if you choose the income appreciator benefit. We deduct this charge from your contract value on the contract anniversary and upon certain other events. The charge for this benefit is based on an annual rate of 0.25% of your contract value.

- A few states and jurisdictions assess a premium tax when you begin receiving regular income payments from your annuity. In those states, we will assess the required premium tax charge, which can range up to 3.5% of your contract value.

- There are also expenses associated with the mutual funds. For 2002, the fees of these funds ranged on an annual basis from 0.37% to 3.00% of fund assets, which are reduced by expense reimbursements or waivers to .37% to 1.30%. These reimbursements or waivers may be terminated at any time.

- If you withdraw money (or you begin the income phase) less than seven contract anniversaries after making a purchase payment, then you may have to pay a withdrawal charge on all or part of the withdrawal. This charge ranges from 1-7% for the Contract Without Credit and 5-8% for the Contract With Credit. (In certain states reduced withdrawal charges may apply for certain ages. Your contract contains the applicable charges.)

   For more information, including details about other possible charges under the contract, see "Summary of Contract Expenses" on page 15 and "What Are The Expenses Associated With The Strategic Partners Annuity One Contract?" on page 45.

SECTION 7
HOW CAN I ACCESS MY MONEY?

You may withdraw money at any time during the accumulation phase. If you do so, however, you may be subject to income tax and, if you make a withdrawal prior to age 59 1/2, an additional tax penalty as well. For the Contract Without Credit, if you withdraw money less than seven contract anniversaries after making a

SUMMARY FOR SECTIONS 1-9 CONTINUED
--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

purchase payment, we may impose a withdrawal charge ranging from 1-7%. For the version of the Contract With Credit, we may impose a withdrawal charge ranging from 5-8%. (In certain states reduced withdrawal charges may apply for certain ages. Your contract contains the applicable charges.)

   Under the market value adjustment option, you will be subject to a market value adjustment if you make a withdrawal or transfer from the option prior to the end of a guarantee period.

SECTION 8
WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC PARTNERS ANNUITY ONE CONTRACT?

Your earnings are generally not taxed until you withdraw them. If you take money out during the accumulation phase, the tax laws first treat the withdrawal as a withdrawal of earnings, which are taxed as ordinary income. If you are younger than age 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings in addition to ordinary taxation. A portion of the payments you receive during the income phase is considered a return of your original investment and therefore will not be taxable as income. Generally, all amounts withdrawn from an Individual Retirement Annuity (IRA) contract (excluding Roth IRAs) prior to age 59 1/2 are taxable and subject to the 10% penalty.

SECTION 9
OTHER INFORMATION

This contract is issued by Pruco Life Insurance Company (Pruco Life), a subsidiary of The Prudential Insurance Company of America, and sold by registered representatives of affiliated and unaffiliated broker/dealers.

RISK FACTORS

There are various risks associated with an investment in the market value adjustment option that we summarize below.

   ISSUER RISK. Your market value adjustment option is issued by Pruco Life, and thus is backed by the financial strength of that company. If Pruco Life were to experience significant financial adversity, it is possible that Pruco Life's ability to pay interest and principal under the market value adjustment option could be impaired.

   RISKS RELATED TO CHANGING INTEREST RATES. You do not participate directly in the investment experience of the bonds and other instruments that Pruco Life holds to support the market value adjustment option. Nonetheless, the market value adjustment formula (which is detailed in the appendix to this prospectus) reflects the effect that prevailing interest rates have on those bonds and other instruments. If you need to withdraw your money during a period in which prevailing interest rates have risen above their level when you made your purchase, you will experience a "negative" market value adjustment. When we impose this market value adjustment, it could result in the loss of both the interest you have earned and a portion of your purchase payments. Thus, before you commit to a particular guarantee period, you should consider carefully whether you have the ability to remain invested throughout the guarantee period. In addition, we cannot, of course, assure you that the market value adjustment option will perform better than another investment that you might have made.

   RISKS RELATED TO THE WITHDRAWAL CHARGE. We impose withdrawal charges under the variable annuities that offer the market value adjustment option as a companion option. If you anticipate needing to withdraw your money prior to the end of a guarantee period, you should be prepared to pay the withdrawal charge that we will impose.

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

SUMMARY OF CONTRACT EXPENSES
--------------------------------------------------------------------------------

THE PURPOSE OF THIS SUMMARY IS TO HELP YOU TO UNDERSTAND THE COSTS AND EXPENSES YOU WILL PAY FOR STRATEGIC PARTNERS ANNUITY ONE. THE FOLLOWING TABLES DESCRIBE THE MAXIMUM FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

For more detailed information, including additional information about current and maximum charges, see "What Are The Expenses Associated With The Strategic Partners Annuity One Contract?" on page 45. For more detailed expense information about the underlying mutual funds, please refer to the individual fund prospectuses, which you will find attached at the back of this prospectus. Historical unit values appear in the appendix to this prospectus.

                       CONTRACTOWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE(1)
-----------------------------------------
     CONTRACT         CONTRACT   CONTRACT
ANNIVERSARIES SINCE     WITH     WITHOUT
 PURCHASE PAYMENT      CREDIT     CREDIT
-------------------   --------   --------
         0               8%         7%
         1               8%         6%
         2               8%         5%
         3               8%         4%
         4               7%         3%
         5               6%         2%
         6               5%         1%
         7               0%         0%
                        ---         --


MAXIMUM TRANSFER FEE
--------------------------------------------------------------
         Each transfer after 12(2)                     $30.00


1: Each contract year, you may withdraw a specified amount of your contract value without incurring a withdrawal charge. We will waive the withdrawal fee if we pay a death benefit or under certain other circumstances. See "Withdrawal Charge" on page 47. In certain states reduced withdrawal charges may apply for certain ages under the Contract with Credit. Your contract contains the applicable charges.

2: Currently we charge $25 for each transfer after the twelfth in a contract year. We can raise that charge up to a maximum of $30, as shown in the above table, but have no current intention to do so. We will not charge you for transfers made in connection with Dollar Cost Averaging and Auto-Rebalancing and do not count them toward the limit of 12 free transfers per year.

SUMMARY OF CONTRACT EXPENSES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

The next table describes the fees and expenses you will pay periodically during the time that you own the contract, not including underlying mutual fund fees and expenses.

MAXIMUM CONTRACT MAINTENANCE CHARGE AND CONTRACT CHARGE UPON FULL
  WITHDRAWAL(3)
----------------------------------------------------------------------------
                                                                   $  60
INSURANCE AND ADMINISTRATIVE EXPENSES
----------------------------------------------------------------------------
         AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE ALLOCATED
        TO VARIABLE INVESTMENT OPTIONS
         Base Death Benefit:                                       1.40%
         Guaranteed Minimum Death Benefit Option--Roll-Up or
        Step-Up:                                                   1.65%
         Guaranteed Minimum Death Benefit Option--Greater of
        Roll-Up or Step-Up:                                        1.75%
         Additional Charge for Contract With Credit(4)             0.10%
ANNUAL GUARANTEED MINIMUM INCOME BENEFIT CHARGE AND CHARGE
  UPON CERTAIN WITHDRAWALS(5)
----------------------------------------------------------------------------
         AS A PERCENTAGE OF GMIB PROTECTED VALUE                   0.45%
ANNUAL INCOME APPRECIATOR BENEFIT CHARGE AND CHARGE
  UPON CERTAIN WITHDRAWALS(6)
----------------------------------------------------------------------------
         AS A PERCENTAGE OF CONTRACT VALUE                         0.25%
ANNUAL EARNINGS APPRECIATOR BENEFIT CHARGE AND CHARGE
  UPON CERTAIN TRANSACTIONS(7)
----------------------------------------------------------------------------
         AS A PERCENTAGE OF CONTRACT VALUE                         0.30%

3: As shown in the table above, we have the right to assess a fee of up to $60 annually and at the time of full withdrawal. We currently assess a fee of $35 against contracts valued less than $75,000 (or 2% of contract value, if less).

4: We impose this additional charge of 0.10% on the Contract With Credit, irrespective of which death benefit option you choose.

5: We impose this charge only if you choose the guaranteed minimum income benefit. In some states this charge is 0.30%, see your contract for details. See "Guaranteed Minimum Income Benefit," on page 34. This charge is equal to 0.45% of the GMIB protected value, which is calculated daily and generally is equal to the GMIB roll-up value. Subject to certain age or duration restrictions, the roll-up value is the total of all invested purchase payments compounded daily at an effective annual rate of 5.0%, subject to a 200% cap. Withdrawals reduce both the roll-up value and the cap. The reduction is equal to the amount of the withdrawal for the first 5% of the roll-up value, calculated as of the latest contract anniversary (or contract date). The amount of the withdrawal in excess of 5% of the roll-up value further reduces the roll-up value and cap proportionally to the additional reduction in contract value after the first 5% withdrawal occurs. See "Effect of Withdrawals" on page 35. We assess this fee each contract anniversary and when you begin the income phase of your contract. We also assess this fee if you make a full withdrawal, but prorate the fee to reflect a partial rather than full year. If you make a partial withdrawal, we will assess the prorated fee if the remaining contract value after the withdrawal would be less than the amount of the prorated fee; otherwise we will not assess the fee at that time.

6: We impose this charge only if you choose the income appreciator benefit. The charge for this benefit is based on an annual rate of 0.25% of your contract value. The income appreciator benefit charge is calculated: on each contract anniversary, on the annuity date, upon the death of the sole owner or first to die of the owner or joint owner prior to the annuity date, upon a full or partial withdrawal, and upon a subsequent purchase payment. The fee is based on the contract value at the time of the calculation, and is prorated based on the portion of the contract year since the date that the charge was last calculated. Although it may be calculated more often, it is deducted only: on each contract anniversary, on the annuity date, upon the death of the sole owner or first to die of the owner or joint owners prior to the annuity date, upon a full withdrawal, and upon a partial withdrawal if the contract value remaining after such partial withdrawal is not enough to cover the then-applicable charge. We reserve the right to calculate and deduct the fee more frequently than annually, such as quarterly.

7: We impose this charge only if you choose the earnings appreciator benefit. The charge for this benefit is based on an annual rate of 0.30% of your contract value. Although the charge may be calculated more often, it is deducted only: on each contract anniversary, on the annuity date, upon the death of the sole owner or first to die of the owner or joint owner prior to the annuity date, upon a full withdrawal, and upon a partial withdrawal if the contract value remaining after such partial withdrawal is not enough to cover the then-applicable earnings appreciator charge. We reserve the right to calculate and deduct the fee more frequently than annually, such as quarterly.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

The next item shows the minimum and maximum total operating expenses charged by the underlying mutual funds that you may pay periodically during the time that you own the contract. More detail concerning each underlying mutual fund's fees and expenses is contained in the prospectus for each underlying mutual fund. The minimum and maximum total operating expenses depicted below are based on historical fund expenses for the year ended December 31, 2002. Fund expenses are not fixed or guaranteed by the Strategic Partners Annuity One contract, and may vary from year to year.

TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES (expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)

                                                              MINIMUM   MAXIMUM
                                                              -------------------- -------
Total Annual Underlying Mutual Fund Operating Expenses         0.37%     3.00%

* Actual expenses for the mutual funds are lower due to any expense reimbursements or waivers. Expense reimbursements or waivers are voluntary and may be terminated at any time. The minimum and maximum expenses, with expense reimbursements are 0.37% and 1.30%, respectively.

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

EXPENSE EXAMPLES
--------------------------------------------------------------------------------

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND UNDERLYING MUTUAL FUND FEES AND EXPENSES.

THE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUMES THE MAXIMUM FEES AND EXPENSES OF ANY OF THE MUTUAL FUNDS, WHICH DO NOT REFLECT ANY EXPENSE REIMBURSEMENTS OR WAIVERS. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE AS INDICATED IN THE TABLES THAT FOLLOW.

EXAMPLE 1A: Contract With Credit: Greater of Roll-up or Step-up Guaranteed Minimum Death Benefit; Guaranteed Minimum Income Benefit; Earnings Appreciator Benefit, Income Appreciator Benefit, and You Withdraw All Your Assets

This example assumes that:

-  You invest $10,000 in the Contract With Credit;

- You choose a Guaranteed Minimum Death Benefit that provides the greater of the step-up or roll-up death benefit;

-  You choose the Guaranteed Minimum Income Benefit;

-  You choose the Earnings Appreciator Benefit;

-  You choose the Income Appreciator Benefit;

- You allocate all of your assets to only one of the variable investment options having the maximum total operating expenses;

-  The investment has a 5% return each year;

-  The mutual fund's total operating expenses remain the same each year; and

-  You withdraw all your assets at the end of the indicated period.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

EXAMPLE 1b: Contract With Credit: Greater of Roll-up or Step-up Guaranteed Minimum Death Benefit, Guaranteed Minimum Income Benefit, Earnings Appreciator Benefit, Income Appreciator Benefit, and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 1a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

EXAMPLE 2a: Contract Without Credit: Greater of Roll-up or Step-up Guaranteed Minimum Death Benefit, Guaranteed Minimum Income Benefit, Earnings Appreciator Benefit, Income Appreciator Benefit, and You Withdraw All Your Assets

This example makes exactly the same assumptions as Example 1a except that it assumes that you invest in the version of the Contract Without Credit

EXAMPLE 2b: Contract Without Credit: Greater of Roll-up or Step-up Guaranteed Minimum Death Benefit, Guaranteed Minimum Income Benefit, Earnings Appreciator Benefit, Income Appreciator Benefit and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 2a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

EXAMPLE 3a: Contract With Credit: Base Death Benefit, and You Withdraw All Your Assets

This example assumes that:

-  You invest $10,000 in the Contract With Credit;

- You do not choose a Guaranteed Minimum Death Benefit, Earnings Appreciator Benefit, Guaranteed Minimum Income Benefit, and Income Appreciator Benefit;

- You allocate all of your assets to the variable investment option having the maximum total operating expenses;

-  The investment has a 5% return each year;

-  The mutual fund's total operating expenses remain the same each year; and;

-  You withdraw all your assets at the end of the indicated period.

EXAMPLE 3b: Contract With Credit: Base Death Benefit, and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 3a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

EXPENSE EXAMPLES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

EXAMPLE 4a: Contract Without Credit: Base Death Benefit, and You Withdraw All Your Assets

This example makes exactly the same assumptions as Example 3a except that it assumes that you invest in the version of the Contract Without Credit.

EXAMPLE 4b: Contract Without Credit: Base Death Benefit, and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 4a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

NOTES FOR EXPENSE EXAMPLES:

THESE EXAMPLES DO NOT SHOW PAST OR
FUTURE EXPENSES. ACTUAL EXPENSES
MAY BE HIGHER OR LOWER. THESE
EXAMPLES DO NOT DEPICT EVERY
POSSIBLE COMBINATION OF CHARGES
UNDER THE CONTRACTS.

The values shown in the 10 year
column are the same for Example 4a
and Example 4b, the same for
Example 3a and 3b, the same for
Example 2a and 2b, and the same for
Example 1a and 1b. This is because
if 10 years have elapsed since your
last purchase payment, we would no
longer deduct withdrawal charges
when you make a withdrawal or begin
the income phase of your contract.
Examples 1a, 1b, 3a and 3b reflect
the maximum withdrawal charges, in
certain states reduced withdrawal
charges may apply for certain ages.

The examples use an average
contract maintenance charge, which
we calculated based on our estimate
of the total contract fees we
expect to collect. Based on these
estimates, the contract maintenance
charge is included as an annual
charge of 0.035% of contract value.

Your actual fees will vary based on
the amount of your contract and
your specific allocation among the
investment options.

A table of accumulation unit values
of interests in each variable
investment option appears in the
Appendix.

The examples do not reflect premium
taxes. We may apply a charge for
premium taxes depending on what
state you live in.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

CONTRACT WITH CREDIT: GREATER OF ROLL-UP OR STEP-UP GUARANTEED MINIMUM
DEATH BENEFIT OPTION; GUARANTEED MINIMUM INCOME BENEFIT; EARNINGS
APPRECIATOR BENEFIT; INCOME APPRECIATOR BENEFIT
---------------------------------------------------------------------------------------------------------------------------
                                                    EXAMPLE 1a:                         EXAMPLE 1b:
                                                    IF YOU WITHDRAW YOUR ASSETS         IF YOU DO NOT WITHDRAW YOUR ASSETS
                                                    -----------------------------------------------------------------------
                                                     1 YR    3 YRS    5 YRS    10 YRS   1 YR     3 YRS     5 YRS    10 YRS
                                                    $1,160   $2,044   $2,853   $4,534   $437    $1,322    $2,221    $4,534

CONTRACT WITHOUT CREDIT: GREATER OF ROLL-UP OR STEP-UP GUARANTEED MINIMUM
DEATH BENEFIT OPTION; GUARANTEED MINIMUM INCOME BENEFIT; EARNINGS
APPRECIATOR BENEFIT; INCOME APPRECIATOR BENEFIT
---------------------------------------------------------------------------------------------------------------------------
                                                    EXAMPLE 2a:                         EXAMPLE 2b:
                                                    IF YOU WITHDRAW YOUR ASSETS         IF YOU DO NOT WITHDRAW YOUR ASSETS
                                                    -----------------------------------------------------------------------
                                                     1 YR    3 YRS    5 YRS    10 YRS   1 YR     3 YRS     5 YRS    10 YRS
                                                    $1,040   $1,692   $2,360   $4,277   $410    $1,242    $2,090    $4,277

CONTRACT WITH CREDIT: BASE DEATH BENEFIT
------------------------------------------------------------------------------------------------------------------------------
                                                        EXAMPLE 3a:                         EXAMPLE 3b:
                                                        IF YOU WITHDRAW YOUR ASSETS         IF YOU DO NOT WITHDRAW YOUR ASSETS
                                                        ----------------------------------------------------------------------
                                                         1 YR    3 YRS    5 YRS    10 YRS   1 YR    3 YRS     5 YRS    10 YRS
                                                        $1,021   $1,636   $2,188   $3,288   $298     $914    $1,556    $3,288


CONTRACT WITHOUT CREDIT: BASE DEATH BENEFIT
---------------------------------------------------------------------------------------------------------------------------
                                                       EXAMPLE 4a:                       EXAMPLE 4b:
                                                       IF YOU WITHDRAW YOUR ASSETS       IF YOU DO NOT WITHDRAW YOUR ASSETS
                                                       --------------------------------------------------------------------
                                                       1 YR   3 YRS    5 YRS    10 YRS   1 YR    3 YRS     5 YRS    10 YRS
                                                       $907   $1,299   $1,717   $3,066   $277     $849    $1,447    $3,066

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 22
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PART II SECTIONS 1-9
--------------------------------------------------------------------------------
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        1:
WHAT IS THE STRATEGIC PARTNERS ANNUITY ONE

        VARIABLE ANNUITY?
--------------------------------------------------------------------------------

THE STRATEGIC PARTNERS ANNUITY ONE VARIABLE ANNUITY IS A CONTRACT BETWEEN YOU, THE OWNER, AND US, PRUCO LIFE INSURANCE COMPANY (PRUCO LIFE, WE OR US).

Under our contract, in exchange for your payment to us, we promise to pay you a guaranteed income stream that can begin any time on or after the third contract anniversary. Your annuity is in the accumulation phase until you decide to begin receiving annuity payments. The date you begin receiving annuity payments is the annuity date. On the annuity date, your contract switches to the income phase.

   This annuity contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you withdraw money from your contract. (If you hold the annuity contract in a tax-favored plan such as an IRA, that plan generally provides tax deferral even without investing in an annuity contract.)

   There are two basic versions of Strategic Partners Annuity One variable annuity.

Contract With Credit.

- provides for a bonus credit that we add to each purchase payment that you make,

- has higher withdrawal charges and insurance and administrative costs than the Contract Without Credit,

- may provide a lower interest rate for fixed and market value adjustment options than the Contract Without Credit,

- may provide fewer available market value adjustment guarantee periods than the Contract Without Credit.

Contract Without Credit.

-  does not provide a credit,

- has lower withdrawal charges and insurance and administrative costs than the Contract With Credit,

- may provide a higher interest rate for fixed and market value adjustment options than the Contract With Credit.

- may provide more available market value adjustment guarantee periods than the Contract With Credit.

   Unless we state otherwise, when we use the word contract, it applies to both versions.

   Because of the higher withdrawal charges, if you choose the Contract With Credit and you withdraw a purchase payment, depending upon the performance of the investment options you choose, you may be worse off than if you had chosen the Contract Without Credit. We do not recommend purchase of either version of Strategic Partners Annuity One if you anticipate having to withdraw a significant amount of your purchase payments within a few years of making those purchase payments.

   Strategic Partners Annuity One is a variable annuity contract. This means that during the accumulation phase, you can allocate your assets among 27 variable investment options, two guaranteed fixed interest rate options and a market value adjustment option. If you select variable investment options, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the underlying mutual funds associated with those variable investment options. Because the mutual funds' portfolios fluctuate in value depending upon market conditions, your contract value can either increase or decrease. This is important, since the amount of the annuity payments you receive during the income phase depends upon the value of your contract at the time you begin receiving payments.

   As mentioned above, two guaranteed fixed interest rate options are available:

- The one-year fixed interest rate option offers a base interest rate that is guaranteed by us for one year and will always be at least a minimum interest rate per year between 1.5% to 3% depending on your state's applicable law. We may also offer a higher

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

   interest rate on each purchase payment allocated to this option for the first year after the payment.

- The dollar cost averaging fixed rate option offers an interest rate that is guaranteed by us for a selected period during which periodic transfers are made to selected variable investment options and/or to the one-year fixed interest rate option. We guarantee your money will earn at least 3% while it is allocated to this option.

   Additionally, you may allocate purchase payments or transfer contract value to the market value adjustment option. Under this option, we will offer one or more of the following guarantee periods: 1 year (currently available only as a renewal option), 2 years, 3 years, 4 years, 5 years, 6 years, 7 years, 8 years, 9 years, and 10 years in length. However, we will not allow purchase payments or transfers into a guarantee period unless that guarantee period offers 3% annual interest or greater.

   As the owner of the contract, you have all of the decision-making rights under the contract. You will also be the annuitant unless you designate someone else. The annuitant is the person whose life is used to determine how much and how long the annuity payments will continue once the annuity phase begins. On or after the annuity date, the annuitant may not be changed.

   The beneficiary is the person(s) or entity you designate to receive any death benefit. You may change the beneficiary any time prior to the annuity date by making a written request to us. Your request becomes effective when we approve it.

   There are certain state variations to this contract that are referred to in this prospectus. Please see the SAI and your contract for further information on these and other variations.

SHORT TERM CANCELLATION RIGHT OR "FREE LOOK"

If you change your mind about owning Strategic Partners Annuity One, you may cancel your contract within 10 days after receiving it (or whatever period is required by applicable state law). You can request a refund by returning the contract either to the representative who sold it to you, or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus. You will receive, depending on applicable state law:

- Your full purchase payment, less any applicable federal and state income tax withholding; or

- The amount your contract is worth as of the day we receive your request, less any applicable federal and state income tax withholding. This amount may be more or less than your original payment.

   If you have purchased the Contract With Credit, we will deduct any credit we had added to your contract value. We will not, unless and until we obtain SEC approval, recoup for our own assets the full amount of the 6% bonus credit applicable to purchase payments of $1 million or greater that we had given to you. Rather, we will recoup an amount equal to the value of the credit as of the business day on which we receive your request, less any charges attributable to that credit. We reserve the right to recapture the entire amount of the credit upon obtaining appropriate approval of the SEC with regard to that bonus credit. To the extent dictated by state law, we will include in your refund the amount of any fees and charges that we deducted.

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        2:
WHAT INVESTMENT OPTIONS

        CAN I CHOOSE?
--------------------------------------------------------------------------------

THE CONTRACT GIVES YOU THE CHOICE OF ALLOCATING YOUR PURCHASE PAYMENTS TO ANY ONE OR MORE OF 27 VARIABLE INVESTMENT OPTIONS, 2 FIXED INTEREST RATE OPTIONS, AND A MARKET VALUE ADJUSTMENT OPTION.

The 27 variable investment options invest in underlying mutual funds managed by leading investment advisers. Separate prospectuses for these funds are attached to this prospectus. You should read a mutual fund's prospectus before you decide to allocate your assets to the variable investment option using that fund.

VARIABLE INVESTMENT OPTIONS

Listed below are the underlying mutual funds in which the variable investment options invest. Each variable investment option has a separate investment objective.

The Prudential Series Fund, Inc.

-  Jennison Portfolio (domestic equity)

-  Prudential Equity Portfolio

-  Prudential Global Portfolio

-  Prudential Money Market Portfolio

-  Prudential Stock Index Portfolio

-  Prudential Value Portfolio (domestic equity)

-  SP Aggressive Growth Asset Allocation Portfolio

-  SP AIM Aggressive Growth Portfolio

-  SP AIM Core Equity Portfolio

-  SP Alliance Large Cap Growth Portfolio

-  SP Alliance Technology Portfolio

-  SP Balanced Asset Allocation Portfolio

-  SP Conservative Asset Allocation Portfolio

-  SP Davis Value Portfolio

-  SP Deutsche International Equity Portfolio

-  SP Growth Asset Allocation Portfolio

-  SP INVESCO Small Company Growth Portfolio

-  SP Jennison International Growth Portfolio

-  SP Large Cap Value Portfolio

-  SP MFS Capital Opportunities Portfolio

   (domestic and foreign equity)

-  SP Mid Cap Growth Portfolio (formerly SP MFS Mid-Cap Growth Portfolio)

-  SP PIMCO High Yield Portfolio

-  SP PIMCO Total Return Portfolio

-  SP Prudential U.S. Emerging Growth Portfolio

-  SP Small/Mid Cap Value Portfolio

-  SP Strategic Partners Focused Growth Portfolio

The Jennison Portfolio, Prudential Equity Portfolio, Prudential Global Portfolio, Prudential Money Market Portfolio, Prudential Stock Index Portfolio and Prudential Value Portfolio, and each "SP" Portfolio of the Prudential Series Fund, are managed by an indirect wholly-owned subsidiary of Prudential Financial, Inc. called Prudential Investments LLC (PI). In addition, the portfolios listed below also have subadvisers, which are listed below and which have day-to-day responsibility for managing the portfolio, subject to the oversight of PI using a manager-of-managers approach.

   Under the manager-of-managers approach, PI has the ability to assign subadvisers to manage specific portions of a portfolio, and the portion managed by a subadviser may vary from 0% to 100% of the portfolio's assets. The subadvisers that managed some or all of a Prudential Series Fund portfolio as of December 31, 2002 are listed below.

     Jennison Portfolio, Prudential Global Portfolio, SP Jennison
     International Growth Portfolio, SP Prudential U.S. Emerging Growth Portfolio and Prudential Value Portfolio: Jennison Associates LLC

     Prudential Equity Portfolio: GE Asset Management, Incorporated, Jennison Associates LLC, and Salomon Brothers Asset Management Inc.

     Prudential Money Market Portfolio and Prudential Stock Index
     Portfolio: Prudential Investment Management, Inc.

     SP Strategic Partners Focused Growth Portfolio: Jennison Associates LLC and Alliance Capital Management, L.P.

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

     SP AIM Aggressive Growth Portfolio and SP AIM Core Equity Portfolio: A I M Capital Management, Inc.

     SP Alliance Large Cap Growth Portfolio and SP Alliance Technology
     Portfolio: Alliance Capital Management L.P.

     SP Davis Value Portfolio: Davis Advisors

     SP Deutsche International Equity Portfolio: Deutsche Asset Management Investment Services Limited, a wholly-owned subsidiary of Deutsche Bank AG

     SP INVESCO Small Company Growth Portfolio: INVESCO Funds Group, Inc.

     SP Large Cap Value Portfolio and SP Small/ Mid Cap Value Portfolio:
     Fidelity Management and Research Company

     SP MFS Capital Opportunities Portfolio: Massachusetts Financial Services Company

     SP Mid Cap Growth Portfolio (formerly SP MFS Mid-Cap Growth
     Portfolio): Calamos Asset Management, Inc.

     SP PIMCO High Yield Portfolio and SP PIMCO Total Return Portfolio:
     Pacific Investment Management Company

Janus Aspen Series

-  Growth Portfolio--Service Shares

Janus Capital Management LLC serves as investment adviser to the Growth Portfolio--Service Shares of Janus Aspen Series.

   A fund or portfolio may have a similar name or an investment objective and investment policies resembling those of a mutual fund managed by the same investment adviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.

   An affiliate of each of the funds may compensate Pruco Life based upon an annual percentage of the average assets held in the fund by Pruco Life under the contracts. These percentages may vary by fund and/or portfolio, and reflect administrative and other services we provide.

FIXED INTEREST RATE OPTIONS

We offer two fixed interest rate options:

-  a one-year fixed interest rate option, and

-  a dollar cost averaging fixed rate option ("DCA Fixed Rate Option").

   When you select one of these options, your payment will earn interest at the established rate for the applicable interest rate period. A new interest rate period is established every time you allocate or transfer money into a fixed interest rate option. (You may not transfer amounts from other investment options into the DCA Fixed Rate Option.) You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time. While these interest rates may change from time to time they will never be less than a certain minimum. We may offer lower interest rates for Contracts With Credit than for Contracts Without Credit.

ONE-YEAR FIXED INTEREST RATE OPTION

   We set a one-year base guaranteed annual interest rate for the one-year fixed interest rate option. Additionally, we may provide a higher interest rate on each purchase payment allocated to this option for the first year after the payment. This higher interest rate will not apply to amounts transferred from other investment options within the contract or amounts remaining in this option for more than one year. For the one-year fixed rate option, the minimum rate is between 1.5% to 3%, depending on your state's applicable law.

DOLLAR COST AVERAGING FIXED RATE OPTION

   You may allocate all or part of any purchase payment to the DCA Fixed Rate Option. For this option, the interest rate is guaranteed for the applicable period of time for which transfers are made. The minimum interest rate for this option is 3%. Under this option, you automatically transfer amounts over a stated period

        2:
WHAT INVESTMENT OPTIONS CAN I CHOOSE? CONTINUED

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

(currently, six or twelve months) from the DCA Fixed Rate Option to the variable investment options and/or to the one-year fixed interest rate option, as you select. We will invest the assets you allocate to the DCA Fixed Rate Option in our general account until they are transferred. You may not transfer from other investment options to the DCA Fixed Rate Option.

   If you choose to allocate all or part of a purchase payment to the DCA Fixed Rate Option, the minimum amount of the purchase payment you may allocate is $2,000. The first periodic transfer will occur on the date you allocate your purchase payment to the DCA Fixed Rate Option. Subsequent transfers will occur on the monthly anniversary of the first transfer. Currently, you may choose to have the purchase payments allocated to the DCA Fixed Rate Option transferred to the other options in either six or twelve monthly installments, and you may not change that number of monthly installments after you have chosen the DCA Fixed Rate Option. You may allocate to both the six-month and twelve-month options. (In the future, we may make available other numbers of transfers and other transfer schedules--for example, quarterly as well as monthly.)

   If you choose a six-payment transfer schedule, each transfer generally will equal 1/6th of the amount you allocated to the DCA Fixed Rate Option, and if you choose a twelve-payment transfer schedule, each transfer generally will equal 1/12th of the amount you allocated to the DCA Fixed Rate Option. In either case, the final transfer amount generally will also include the credited interest. You may change at any time the options into which the DCA Fixed Rate Option assets are transferred. You may make a one time transfer of the remaining value out of your DCA Fixed Rate Option, if you so choose. Transfers from the DCA Fixed Rate Option do not count toward the maximum number of free transfers allowed under the contract.

   If you make a withdrawal or have a fee assessed from your contract, and all or part of that withdrawal or fee comes out of the DCA Fixed Rate Option, we will recalculate the periodic transfer amount to reflect the change. This recalculation may include some or all of the interest credited to the date of the next scheduled transfer. If a withdrawal or fee assessment reduces the monthly transfer amount below $100, we will transfer the remaining balance in the DCA Fixed Rate Option on the next scheduled transfer date.

   By investing amounts on a regular basis instead of investing the total amount at one time, the DCA Fixed Rate Option may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against loss in a declining market.

MARKET VALUE ADJUSTMENT OPTION

Under the market value adjustment option, we will make available one or more of the following guarantee periods: 1 year (currently available only as a renewal option), 2 years, 3 years, 4 years, 5 years, 6 years, 7 years, 8 years, 9 years, or 10 years in length. We may offer fewer available guarantee periods in Contracts With Credit than in Contracts Without Credit.

This option is not available for contracts issued in some states. Please see your contract.

   IF AMOUNTS ARE WITHDRAWN FROM A GUARANTEE PERIOD, OTHER THAN DURING THE 30-DAY PERIOD IMMEDIATELY FOLLOWING THE END OF THE GUARANTEE PERIOD, THEY WILL BE SUBJECT TO A MARKET VALUE ADJUSTMENT EVEN IF THEY ARE NOT SUBJECT TO A WITHDRAWAL CHARGE.

   We declare the interest rate for each available guarantee period periodically, but we guarantee that we will declare no less than 3% interest with respect to any guarantee period. You will earn interest on your invested purchase payment at the rate that we have declared for the guarantee period you have chosen. You must invest at least $1,000. We may offer lower interest rates for Contracts With Credit than for Contracts Without Credit.

   We refer to interest rates as annual rates, although we credit interest within each guarantee period on a daily basis. The daily interest that we credit is equal to the pro rated portion of the interest that would be earned on an annual basis. We credit interest from the business day on which your purchase payment is received in good order at the Prudential Annuity Service Center until the earliest to occur of any of the following events: (a) full surrender of the Contract, (b) commencement of annuity payments or settlement,

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

(c) end of the guarantee period, (d) withdrawal or transfer the value in the guarantee period, or (e) death of the owner or first to die of the owner and joint owner (or annuitant, for entity-owned contracts) unless the contract is continued under the spousal continuance provision.

   During the 30 day period immediately following the end of a guarantee period, we allow you to do any of the following, without the imposition of the market value adjustment:

(a) withdrawal or transfer the value in the guarantee period,

(b) allocate the value in the guarantee period to another guarantee period or other investment option (provided that the new guarantee period ends prior to the annuity date). You will receive the interest rate applicable on the date we receive your instruction, or

(c) apply the value in the guarantee period to the annuity or settlement option of your choice.

If you do not instruct us what to do with the value in your maturing guarantee period, we will reinvest the contract value in the Prudential Money Market Portfolio investment option.

   During the 30 day period immediately following the end of the guarantee period, or until you elect to do (a), (b) or (c) listed immediately above, you will receive the current interest rate applicable to the guarantee period having the same duration as the guarantee period that just matured, which is offered on the day immediately following the end of the matured guarantee period. However, if at that time we do not offer a guarantee period with the same duration as that which matured, you will then receive the current interest rate applicable to the shortest guarantee period then offered.

   Under the market value adjustment option, while your money remains in the contract for the full guarantee period, your principal amount is guaranteed by us and the interest amount that your money will earn is guaranteed by us to always be at least 3%.

   Payments allocated to the fixed interest rate options become part of Pruco Life's general assets. Payments allocated to the market value adjustment option are held as a separate pool of assets. Any gains or losses of these assets will not directly affect the contracts. The strength of our guarantees under these options is based on the overall financial strength of Pruco Life.

MARKET VALUE ADJUSTMENT

When you allocate a purchase payment or transfer contract value to a guarantee period, we use that money to buy and sell securities and other instruments to support our obligation to pay interest. Generally, we buy bonds for this purpose. The duration of the bonds and other instruments that we buy with respect to a particular guarantee period is influenced significantly by the length of the guarantee period. For example, we typically acquire longer-duration bonds with respect to the 10 year guarantee period than we do for the 3 year guarantee period. The value of these bonds is affected by changes in interest rates, among other factors. The market value adjustment that we assess against your contract value if you withdraw or transfer prior to the end of a guarantee period involves our attributing to you a portion of our investment experience on these bonds and other instruments.

   For example, if you make a full withdrawal when interest rates have risen since the time of your investment, the bonds and other investments in the guarantee period likely would have decreased in value, meaning that we would impose a "negative" market value adjustment on you (i.e., one that results in a reduction of the withdrawal proceeds that you receive). For a partial withdrawal, we would deduct a negative market value adjustment from your remaining contract value. If interest rates have decreased, the market value adjustment would be positive.

   Other things you should know about the market value adjustment include the following:

- We determine the market value adjustment according to a mathematical formula, which is set forth at the end of this prospectus under the heading "Market-Value Adjustment Formula." In that section of the prospectus, we also provide hypothetical examples of how the formula works.

- In addition to imposing a market value adjustment on withdrawals, we also will impose a market value

        2:
WHAT INVESTMENT OPTIONS CAN I CHOOSE? CONTINUED

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

   adjustment on the contract value you apply to an annuity or settlement option, unless you annuitize after the end of a guarantee period. The laws of certain states may prohibit us from imposing a market value adjustment on the annuity date.

   YOU SHOULD REALIZE, HOWEVER, THAT APART FROM THE MARKET VALUE ADJUSTMENT, THE VALUE OF THE BENEFIT IN YOUR GUARANTEE PERIOD UNDER YOUR CONTRACT DOES NOT DEPEND ON THE INVESTMENT PERFORMANCE OF THE BONDS AND OTHER INSTRUMENTS THAT WE HOLD WITH RESPECT TO YOUR GUARANTEE PERIOD. APART FROM THE EFFECT OF ANY MARKET VALUE ADJUSTMENT, WE DO NOT PASS THROUGH TO YOU THE GAINS OR LOSSES ON THE BONDS AND OTHER INSTRUMENTS THAT WE HOLD IN CONNECTION WITH A GUARANTEE PERIOD.

TRANSFERS AMONG OPTIONS

You can transfer money among the variable investment options and the one-year fixed interest rate option. In addition, you can transfer contract value out of a market value adjustment guarantee period into another market value adjustment guarantee period, a variable investment option, or the one-year fixed interest rate option, although a market value adjustment will apply to any transfer you make prior to the end of a guarantee period. You may transfer contract value into the market value adjustment option at any time, provided it is at least $1,000.

   You may make your transfer request by telephone, electronically, or otherwise in paper form to the Prudential Annuity Service Center. You may make up to two telephone and electronic transfer requests per month. We may require you to make any additional transfer requests during that month in writing with an original signature. We have procedures in place to confirm that instructions received by telephone or electronically are genuine. We will not be liable for following telephone or electronic instructions that we reasonably believe to be genuine. Your transfer request will take effect at the end of the business day on which we receive it. Our business day generally closes at 4:00 p.m. Eastern time, and requests received after that time will take effect at the end of the next business day.

   With regard to the market value adjustment option, you can specify the guarantee period from which you wish to transfer. If you request a transfer from the market value adjustment option, but you do not specify the guarantee period from which funds are to be taken, then we will transfer funds from the guarantee period that has the least time remaining until its maturity date.

   YOU CAN MAKE TRANSFERS OUT OF A FIXED INTEREST-RATE OPTION, OTHER THAN THE DCA OPTION, ONLY DURING THE 30-DAY PERIOD FOLLOWING THE END OF THE ONE YEAR INTEREST RATE PERIOD. TRANSFERS FROM THE DCA OPTION ARE MADE ON A PERIODIC BASIS FOR THE PERIOD THAT YOU SELECT.

   During the contract accumulation phase, you can make up to 12 transfers each contract year without charge. We currently charge $25 for each transfer after the twelfth in a contract year, and we have the right to increase this charge up to $30. (Dollar Cost Averaging and Auto-Rebalancing transfers are always free, and do not count toward the 12 free transfers per year.)

MARKET TIMING

THE CONTRACT WAS NOT DESIGNED FOR MARKET TIMING OR FOR PERSONS THAT MAKE PROGRAMMED, LARGE, OR FREQUENT TRANSFERS. BECAUSE MARKET TIMING AND SIMILAR TRADING PRACTICES GENERALLY ARE DISRUPTIVE TO THE SEPARATE ACCOUNT AND THE UNDERLYING MUTUAL FUNDS, WE MONITOR CONTRACT TRANSACTIONS IN AN EFFORT TO IDENTIFY SUCH TRADING PRACTICES. IF WE DETECT THOSE PRACTICES, WE RESERVE THE RIGHT TO REJECT A PROPOSED TRANSACTION AND TO MODIFY THE CONTRACT'S TRANSFER PROCEDURES. FOR EXAMPLE, WE MAY DECIDE NOT TO ACCEPT THE TRANSFER REQUESTS OF AN AGENT ACTING UNDER A POWER OF ATTORNEY ON BEHALF OF MORE THAN ONE CONTRACTHOLDER.

   TO DETER MARKET TIMING TRANSACTIONS, PRUCO LIFE RESERVES THE RIGHT TO EFFECT EXCHANGES ON A DELAYED BASIS FOR ALL CONTRACTS. THAT IS, PRUCO LIFE MAY PRICE AN EXCHANGE INVOLVING THE VARIABLE SUBACCOUNTS ON THE BUSINESS DAY SUBSEQUENT TO THE BUSINESS DAY ON WHICH THE EXCHANGE REQUEST WAS RECEIVED. BEFORE IMPLEMENTING SUCH A PRACTICE, PRUCO LIFE WILL ISSUE A SEPARATE WRITTEN NOTICE TO CONTRACT OWNERS THAT EXPLAINS THE PRACTICE IN DETAIL.

 30
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

OTHER AVAILABLE FEATURES

DOLLAR COST AVERAGING

The dollar cost averaging (DCA) feature (which is distinct from the DCA Fixed Rate Option) allows you to systematically transfer either a fixed dollar amount or a percentage out of any variable investment option and into one or more other variable investment options or the one-year fixed rate option. You can have these automatic transfers occur monthly, quarterly, semiannually or annually. By investing amounts on a regular basis instead of investing the total amount at one time, dollar cost averaging may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against loss in a declining market.

   Each dollar cost averaging transfer must be at least $100. Transfers will be made automatically on the schedule you choose until the entire amount you chose to have transferred has been transferred or until you tell us to discontinue the transfers. If the remaining amount to be transferred drops below $100, the entire remaining balance will be transferred on the next transfer date. You can allocate additional amounts to be transferred at any time.

   Your transfers will occur on the last calendar day of each transfer period you have selected, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on a particular transfer date, the transfer will take effect on the next business day.

   Any dollar cost averaging transfers you make do not count toward the 12 free transfers you are allowed each contract year. The dollar cost averaging feature is available only during the contract accumulation phase.

ASSET ALLOCATION PROGRAM

We recognize the value of having advice when deciding how to allocate your purchase payments among the investment options. If you choose to participate in the Asset Allocation Program, your representative will give you a questionnaire to complete that will help determine a program that is appropriate for you. We will prepare your asset allocation based on your answers to the questionnaire. We will not charge you for this service and you are not obligated to participate or to invest according to program recommendations.

AUTO-REBALANCING

Once you have allocated your money among the variable investment options, the actual performance of the investment options may cause your allocation to shift. For example, an investment option that initially holds only a small percentage of your assets could perform much better than another investment option. Over time, this option could increase to a larger percentage of your assets than you desire. You can direct us to automatically rebalance your assets to return to your original allocation percentages or to subsequent allocation percentages you select. We will rebalance only the variable investment options that you have designated. If you also participate in the DCA feature, then the variable investment option from which you make the DCA transfers will not be rebalanced.

   You may choose to have your rebalancing occur monthly, quarterly, semiannually, or annually. The rebalancing will occur on the last calendar day of the period you have chosen, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, the rebalancing will take effect on the next business day.

   Any transfers that occur as a result of the Auto-Rebalancing feature do not count toward the 12 free transfers you are allowed per year. The auto-rebalancing feature is available only during the contract accumulation phase. If you choose auto-rebalancing and dollar cost averaging, auto-rebalancing will take place after the transfers from your DCA account.

VOTING RIGHTS

We are the legal owner of the shares of the mutual funds that underly the variable investment options. However, we currently vote the shares of the mutual funds according to voting instructions we receive from contract owners. When a vote is required, we will mail you a form that you can complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote fund shares for which we do not receive

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WHAT INVESTMENT OPTIONS CAN I CHOOSE? CONTINUED

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

instructions, and any other shares that we own, in the same proportion as shares for which we do receive instructions from contract owners. We may change the way your voting instructions are calculated if federal or state law requires or permits it.

SUBSTITUTION

We may substitute one or more of the underlying mutual funds used by the variable investment options. We would not do this without the approval of the SEC and any necessary state insurance departments. We would give you specific notice in advance of any substitution we intended to make. We may also stop allowing investments in existing variable investment options and their underlying funds.

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        3:

WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE

        INCOME PHASE? (ANNUITIZATION)
--------------------------------------------------------------------------------

We can begin making annuity payments any time on or after the third contract anniversary (or as required by state law if different). Annuity payments must begin no later than the contract anniversary next following the annuitant's 95th birthday (unless we agree to another date).

   The Strategic Partners Annuity One variable annuity contract offers an optional guaranteed minimum income benefit, which we describe below. Your annuity options vary depending upon whether you choose this benefit.

   Depending upon the annuity option you choose, you may incur a withdrawal charge when the income phase begins. Currently, if permitted by state law, we deduct any applicable withdrawal charge if you choose Option 1 for a period shorter than five years, Option 3, or certain other annuity options that we may make available. We do not deduct a withdrawal charge if you choose Option 1 for a period of five years or longer or Option 2. For information about withdrawal charges, see "What are the Expenses Associated with the Strategic Partners Annuity One Contract," page 45.

   In addition, any value in a guarantee period of the market value adjustment option may be subject to a market value adjustment.

PAYMENT PROVISIONS WITHOUT THE GUARANTEED MINIMUM INCOME BENEFIT

We make the income plans described below available at any time before the annuity date. We call these plans "annuity options" or "settlement options." During the income phase, all of the annuity options under this contract are fixed annuity options. This means that you no longer invest in the variable investment options--that is, in the underlying mutual funds--on or after the annuity date. If another annuity option is not selected by the annuity date, you will automatically select the Life Income Annuity Option (Option 2, described below) unless prohibited by applicable law. GENERALLY, ONCE THE ANNUITY PAYMENTS BEGIN, THE ANNUITY OPTION CANNOT BE CHANGED AND YOU CANNOT MAKE WITHDRAWALS.

OPTION 1
ANNUITY PAYMENTS FOR A FIXED PERIOD

Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). We will make these payments monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the annuitant dies during the income phase, we will continue payments to the beneficiary for the remainder of the fixed period or, if the beneficiary so chooses, we will make a single lump-sum payment. We calculate the amount of the lump sum payment as the present value of the unpaid future payments based upon the interest rate used to compute the actual payments. That interest rate will always be at least 3% a year.

OPTION 2
LIFE INCOME ANNUITY OPTION

Under this option, we will make annuity payments monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years' worth of payments, we will pay the beneficiary the present value of the remaining annuity payments in one lump sum, unless we were specifically instructed to continue to pay the remaining monthly annuity payments. We calculate the present value of the remaining annuity payments using the interest rate used to compute the amount of the original 120 payments. That interest rate will always be at least 3% a year. If an annuity option is not selected by the annuity date, you will automatically select this option, unless prohibited by applicable law.

OPTION 3
INTEREST PAYMENT OPTION

Under this option, we will credit interest on the adjusted contract value until you request payment of all or part of the adjusted contract value. We can make interest payments on a monthly, quarterly, semiannual, or annual basis or allow the interest to accrue on your contract assets. Under this option, we will pay you interest at an effective rate of at least 3% a year. This option is not available if you hold your contract in an IRA.

   Under this option, all gain in the annuity will be taxable as of the annuity date.

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CONTINUED
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

OTHER ANNUITY OPTIONS

We currently offer a variety of other annuity options. At the time annuity payments are chosen, we may make available to you any of the fixed annuity options then offered.

   Applicable state law may limit some of these options. Consult the Statement of Additional Information for details.

TAX CONSIDERATIONS

If your contract is held under a tax-favored plan, as discussed on page 55, you should consider the minimum distribution requirements mentioned on page 57 when selecting your annuity option.

   For certain contracts held in connection with "qualified" retirement plans (such as a Section 401(k) plan), please note that if you are married at the time your payments commence, you may be required by federal law to choose an income option that provides at least a 50 percent joint and survivor annuity to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. For more information, consult the terms of your retirement arrangement.

GUARANTEED MINIMUM INCOME BENEFIT

The guaranteed minimum income benefit (GMIB), is an optional feature that, if you choose it, guarantees that once the income period begins, your income payments will be no less than a value based on a certain GMIB protected value applied to the GMIB guaranteed annuity purchase rates. If you want the guaranteed minimum income benefit, you must elect it when you make your initial purchase payment. Once elected, the guaranteed minimum income benefit cannot be revoked. This feature may not be available in your state.

   The GMIB protected value is calculated daily and is equal to the GMIB roll-up until the GMIB roll-up either reaches its cap or if we stop applying the annual interest rate based on the age of the annuitant, number of contract anniversaries, or number of years since last GMIB reset, as described below. At this point, the GMIB protected value will be increased by any subsequent invested purchase payments, reduced by the effect of withdrawals.

   In addition, the annuitant must be 75 or younger in order for you to elect guaranteed minimum income benefit.

TO TAKE ADVANTAGE OF THE GUARANTEED MINIMUM INCOME BENEFIT, YOU MUST WAIT A CERTAIN AMOUNT OF TIME BEFORE YOU BEGIN THE INCOME PHASE. THE WAITING PERIOD IS THE PERIOD EXTENDING FROM THE CONTRACT DATE TO THE 7TH CONTRACT ANNIVERSARY BUT, IF THE GUARANTEED MINIMUM INCOME BENEFIT HAS BEEN RESET (AS DESCRIBED BELOW), THE WAITING PERIOD IS THE 7 YEAR PERIOD BEGINNING WITH THE DATE OF THE MOST RECENT RESET.

   Once the waiting period has elapsed, you will have a thirty-day period each year, beginning on the contract anniversary, during which you may begin the income phase with the guaranteed minimum income benefit by submitting the necessary forms in good order to the Prudential Annuity Service Center.

GMIB ROLL-UP

The GMIB roll-up is equal to the invested purchase payments, increased daily at an effective annual interest rate of 5% starting on the date each invested purchase payment is made, until the cap is reached (GMIB roll-up cap). We will reduce this amount by the effect of withdrawals. The GMIB roll-up cap is equal to two times each invested purchase payment and is reduced by the effect of withdrawals.

   Even if the GMIB roll-up cap has not been reached, we will nevertheless stop increasing the GMIB roll-up value by the effective annual interest rate on the latest of:

    - the contract anniversary coinciding with or next following the annuitant's 80th birthday,

    -  the 7th contract anniversary, or

    -  7 years from the most recent GMIB reset (as described below).

   However, even if we stop increasing the GMIB roll-up value by the effective annual interest rate, we will still increase the GMIB protected value by subsequent invested purchase payments, reduced by the effect of withdrawals.

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

EFFECT OF WITHDRAWALS.

In each contract year, withdrawals will first reduce the GMIB protected value on a dollar-for-dollar basis, by the same dollar amount of the withdrawal up to the first 5% of GMIB protected value calculated on the contract anniversary (or, during the first contract year, on the contract date). A proportional reduction will apply to amounts exceeding the 5% of GMIB protected value. We calculate the proportional reduction by dividing the contract value after the withdrawal by the contract value immediately following the withdrawal of the first 5% of GMIB protected value. The resulting percentage is multiplied by the GMIB protected value minus the amount of the withdrawal that does not exceed 5%.

   Here is an example of the impact of a withdrawal on the GMIB protected value:

   An owner invests $100,000 initially and then requests a withdrawal of $8,000 in the first contract year. If the contract value had increased to $108,000 prior to the withdrawal, the first $5,000 of the withdrawal would reduce the GMIB protected value by $5,000 (dollar-for-dollar up to 5% of the GMIB protected value at issue). The remaining $3,000 of the withdrawal would reduce the GMIB protected value in the same proportion that the contract value was reduced. Since the remaining $3,000 withdrawn is 2.91% of the contract value after the initial $5,000 was withdrawn on a dollar-for-dollar basis, the remaining GMIB protected value is reduced by 2.91%. If the protected value were $105,000 before the withdrawal, after the reduction it would be $97,090 ($105,000 minus $5,000 taken dollar-for-dollar minus a reduction of 2.91% of $100,000 or $2,910).

GMIB RESET FEATURE

You may elect to "reset" your GMIB protected value to equal your current contract value twice over the life of the contract. You may only exercise this reset option if the annuitant has not yet reached his or her 76th birthday. If reset, you must wait a new 7-year period from the most recent reset to exercise the guaranteed minimum income benefit. Further, we will reset the GMIB roll-up cap to equal two times the GMIB protected value as of such date. Additionally, if you reset, we will determine the GMIB payout amount by using the GMIB guaranteed annuity purchase rates (attached to your contract) based on the number of years since the most recent reset. These purchase rates may be less advantageous than the rates that would have applied absent a reset.

PAYOUT AMOUNT

The guaranteed minimum income benefit payout amount is based on the age and sex of the annuitant (and, if there is one, the co-annuitant). After we first deduct a charge for any applicable premium taxes, the payout amount will equal the greater of:

1) the GMIB protected value as of the date you exercise the GMIB payout option, applied to the GMIB guaranteed annuity purchase rates and based on the annuity payout option as described below, or

2) the adjusted contract value--that is, the contract value minus any charge we impose for premium taxes--as of the date you exercise the GMIB payout option applied to the current annuity purchase rates then in use.

GMIB ANNUITY PAYOUT OPTIONS

We currently offer two guaranteed minimum income benefit annuity payout options. Each option involves payment for at least a period certain of ten years.

GMIB OPTION 1
SINGLE LIFE PAYOUT OPTION

We will make monthly payments for as long as the annuitant lives, with payments for a period certain. We will stop making payments after the later of the death of the annuitant or the end of the period certain.

GMIB OPTION 2
JOINT LIFE PAYOUT OPTION

In the case of an annuitant and co-annuitant, we will make monthly payments for the joint lifetime of the annuitant and co-annuitant, with payments for a period certain. If the co-annuitant dies first, we will continue to make payments until the later of the death of the annuitant and the end of the period certain. If the annuitant dies first, we will continue to make payments until the later of the death of the co-annuitant and the end of the period certain, but if the period certain ends

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

first, we will reduce the amount of each payment to 50% of the original amount.

   You have no right to withdraw amounts early under either GMIB payout option. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

   Because we do not impose a new waiting period for each subsequent purchase payment, if you choose the guaranteed minimum income benefit, we reserve the right to limit subsequent purchase payments if we discover that by the timing of your purchase payments and withdrawals, your GMIB protected value is increasing in ways we did not intend. In determining whether to limit purchase payments, we will look at purchase payments which are disproportionately larger than your initial purchase payment and other actions that may artificially increase the GMIB protected value. Certain state laws may prevent us from limiting your subsequent purchase payments. You must exercise one of the GMIB payout options described above no later than 30 days after the contract anniversary following the annuitant's attainment of age 95.

INCOME APPRECIATOR BENEFIT

The income appreciator benefit (IAB) is an optional, supplemental income benefit that provides an additional income amount during the accumulation period or upon annuitization. The income appreciator benefit is designed to provide you with additional funds in order to defray the impact taxes may have on distributions from your contract. Because individual circumstances vary, you should consult with a qualified tax adviser to determine whether it would be appropriate for you to elect the income appreciator benefit.

   If you want the income appreciator benefit, you generally must elect it when you make your initial purchase payment. Once you elect the income appreciator benefit, you may not later revoke it.

- The annuitant must be 75 or younger in order for you to elect the income appreciator benefit

- If you choose the income appreciator benefit, we will impose an annual charge equal to 0.25% of your contract value. See "What are the Expenses Associated with the Strategic Partners Annuity One Contract?" on page 45.

ACTIVATION OF THE INCOME APPRECIATOR BENEFIT

You can activate the income appreciator benefit at any time after it has been in force for seven years. To activate the income appreciator benefit, you must send us a written request in good order.

   Once activated, you can receive the income appreciator benefit:

-  at annuitization as part of an annuity payment (IAB Option 1);

- during the accumulation phase through the IAB automatic withdrawal payment program (IAB Option 2); or

- during the accumulation phase as an income appreciator benefit credit to your contract over a 10-year period (IAB Option 3).

   More information about IAB Option 1 appears below. For information about IAB Options 2 and 3, see "How Can I Access My Money?" on page 50.

   Income appreciator benefit payments are treated as earnings and may be subject to tax upon withdrawal. See "What are the Tax Considerations Associated with the Strategic Partners Annuity One Contract?" on page 53.

   IF YOU DO NOT ACTIVATE THE BENEFIT PRIOR TO THE MAXIMUM ANNUITIZATION AGE YOU MAY LOOSE ALL OR PART OF THE IAB.

CALCULATION OF INCOME APPRECIATOR BENEFIT AMOUNT

We will calculate the income appreciator benefit amount as of the date we receive your written request in good order (or, for IAB Option 1, on the annuity date). We do this by multiplying the current earnings in the contract by the applicable income appreciator benefit percentage based on the number of years the income appreciator benefit has been in force. For purposes of calculating the income appreciator benefit:

- earnings are calculated as the difference between the contract value and the sum of all purchase payments;

- earnings do not include (1) any amount added to the contract value as a result of the spousal

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

   continuance benefit (explained on page 40), or (2) if we were to permit you to elect the income appreciator benefit after the contract date, any earnings accrued under the contract prior to that election;

- withdrawals reduce earnings first, then purchase payments, on a dollar-for-dollar basis;

- the table below shows the income appreciator benefit percentages corresponding to the number of years the income appreciator benefit has been in force.

   NUMBER OF YEARS         INCOME
 INCOME APPRECIATOR     APPRECIATOR
       BENEFIT            BENEFIT
  HAS BEEN IN FORCE      PERCENTAGE
 ------------------     -----------
         0-6                 0%
         7-9                15%
        10-14               20%
         15+                25%

IAB OPTION 1 -- INCOME APPRECIATOR BENEFIT AT ANNUITIZATION

Under this option, if you choose to activate the income appreciator benefit at annuitization, we will calculate the income appreciator benefit amount on the annuity date and add it to the contract value for purposes of determining the adjusted contract value. You may apply the adjusted contract value to any annuity or settlement option over the lifetime of the annuitant, joint annuitants, or a period certain of at least 15 years (but not to exceed life expectancy).

UPON ANNUITIZATION, YOU MAY LOSE ALL OR A PORTION OF THE INCOME APPRECIATOR BENEFIT IF YOU CHOOSE AN ANNUITY SETTLEMENT OPTION OTHER THAN ANY LIFETIME PAYOUT OPTION OR PERIOD CERTAIN OPTION FOR AT LEAST 15 YEARS. IN SUCH INSTANCES, WE WOULD NOT REIMBURSE YOU FOR THE EXPENSES YOU HAD PAID US FOR THIS BENEFIT.

EFFECT OF INCOME APPRECIATOR BENEFIT ON GUARANTEED MINIMUM INCOME BENEFIT

If you exercise the guaranteed minimum income benefit feature and an income appreciator benefit amount remains payable under your contract, the value we use to calculate the annuity payout amount will be the greater of:

1. the adjusted contract value plus the remaining income appreciator benefit amount, calculated at current annuitization rates; or

2. the GMIB protected value plus the remaining income appreciator benefit amount, calculated using the GMIB guaranteed annuity purchase rates shown in the contract.

If you exercise the guaranteed minimum income benefit feature and activate the income appreciator benefit at the same time, you must choose among the guaranteed minimum income benefit annuity payout options available at the time.

TERMINATING THE INCOME APPRECIATOR BENEFIT

The income appreciator benefit will terminate on the earliest of:

-  the date you make a total withdrawal from the contract;

- the date a death benefit is payable if the contract is not continued by the surviving spouse under the spousal continuance benefit;

- the date the income appreciator benefit amount is reduced to zero (generally ten years after activation) under IAB Options 2 and 3;

-  the date of annuitization; or

-  the date the contract terminates.

                                                                              37
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        4:

WHAT IS THE

        DEATH BENEFIT?
--------------------------------------------------------------------------------

THE DEATH BENEFIT FEATURE PROTECTS THE VALUE OF THE CONTRACT FOR THE
BENEFICIARY.

BENEFICIARY

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time the contract is issued, unless you change it at a later date. Unless you name an irrevocable beneficiary, during the accumulation period you can change the beneficiary at any time before the owner dies. However, if jointly owned, the owner must name the joint owner and the joint owner must name the owner as the beneficiary.

CALCULATION OF THE DEATH BENEFIT

If the owner or joint owner dies during the accumulation phase, we will, upon receiving the appropriate proof of death and any other needed documentation ("proof of death"), pay a death benefit to the beneficiary designated by the deceased owner or joint owner. If there are an owner and joint owner of the contract, and the owner's spouse is both the joint owner and the beneficiary, at the death of the first to die, the death benefit will be paid to the surviving owner or the surviving owner may continue the contract under the Spousal Continuance Benefit. See "Spousal Continuance Benefit" on page 41. Upon death, the beneficiary will receive the greater of the following:

1) The current value of your contract (as of the time we receive proof of death). If you have purchased the Contract With Credit after such date that we may obtain SEC approval, we will first deduct any credit corresponding to a purchase payment made within one year of death. We impose no market value adjustment on contract value held within the market value adjustment option when a death benefit is paid.

2) Either the base death benefit, which equals the total invested purchase payments you have made proportionally reduced by any withdrawals, or, if you have chosen a guaranteed minimum death benefit, the GMDB protected value of that death benefit.

GUARANTEED MINIMUM DEATH BENEFIT

The guaranteed minimum death benefit (GMDB) provides for the option to receive an enhanced death benefit upon the death of the sole owner or the first to die of the owner or joint owner during the accumulation phase. If you elect the GMDB feature, you must elect a GMDB protected value option. The GMDB protected value option can be equal to the

-  GMDB roll-up,

-  the GMDB step-up, or

-  the greater of the GMDB roll-up or the GMDB step-up.

The GMDB protected value is calculated daily.

GMDB ROLL-UP

IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS LESS THAN AGE 80 ON THE CONTRACT DATE, the GMDB roll-up is equal to the invested purchase payments, increased daily at an effective annual interest rate of 5% starting on the date that each invested purchase payment is made. The GMDB roll-up will increase by subsequent invested purchase payments and reduce by the effect of withdrawals.

   We stop increasing the GMDB roll-up by the effective annual interest rate on the later of:

- the contract anniversary coinciding with or next following the sole owner's or older owner's 80th birthday, or

-  the 5th contract anniversary.

However, the GMDB protected value will still increase by subsequent invested purchase payments and reduce by the effect of withdrawals.

   Withdrawals will first reduce the GMDB protected value on a dollar-for-dollar basis up to the first 5% of GMDB protected value calculated on the contract anniversary (on the contract date in the first contract year), then proportionally by any amounts exceeding the 5%.

   IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS BETWEEN AGE 80 AND 85 ON THE CONTRACT DATE, the GMDB roll-up is equal to the invested purchase payments, increased daily at an effective annual interest rate of 3% starting on the date that each invested purchase payment is made. We will increase

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

the GMDB roll-up by subsequent invested purchase payments and reduce it by the effect of withdrawals.

   We stop increasing the GMDB roll-up by the effective annual interest rate on the 5th contract anniversary. However we will continue to reduce the GMDB protected value by the effect of withdrawals.

   Withdrawals will first reduce the GMDB protected value on a dollar-for-dollar basis up to the first 3% of GMDB protected value calculated on the contract anniversary (on the contract date in the first contract year), then proportionally by any amounts exceeding the 3%.

GMDB STEP-UP

IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS LESS THAN AGE 80 ON THE CONTRACT DATE, the GMDB step-up before the first contract anniversary is the initial invested purchase payment increased by subsequent invested purchase payments, and proportionally reduced by the effect of withdrawals. The GMDB step-up on each contract anniversary will be the greater of the previous GMDB step-up and the contract value as of such contract anniversary. Between contract anniversaries, the GMDB step-up will increase by invested purchase payments and reduce proportionally by withdrawals.

   We stop increasing the GMDB step-up by any appreciation in the contract value on the later of:

- the contract anniversary coinciding with or next following the sole or older owner's 80th birthday, or

-  the 5th contract anniversary.

However we still increase the GMDB protected value by subsequent invested purchase payments and proportionally reduce it by withdrawals.

   Here is an example of a proportional reduction:

   The current contract value is $100,000 and the protected value is $80,000. The owner makes a withdrawal that reduces the contract value by 25% (including the effect of any withdrawal charges). The new protected value is $60,000, or 75% of what it was before the withdrawal.

   IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS BETWEEN AGE 80 AND 85 ON THE CONTRACT DATE, the GMDB step-up before the third contract anniversary is the sum of invested purchase payments, reduced by the effect of withdrawals. On the third contract anniversary, we will adjust the GMDB step-up to the greater of the then current GMDB step-up or the contract value as of that contract anniversary. Thereafter we will only increase the GMDB protected value by subsequent invested purchase payments and proportionally reduce it by withdrawals.

   Special rules apply if the beneficiary is the spouse of the owner, and the contract does not have a joint owner. In that case, upon the death of the owner, the spouse will have the choice of the following:

- If the sole beneficiary under the contract is the owner's spouse, and the other requirements of the Spousal Continuance Benefit are met (see page 40), then the contract can continue, and the spouse will become the new owner of the contract; or

- The spouse can receive the death benefit. If the spouse does wish to receive the death benefit, he or she must make that choice within the first 60 days following our receipt of proof of death. Otherwise, the beneficiary will receive the death benefit.

   If ownership of the contract changes as a result of the owner assigning it to someone else, we will reset the value of the death benefit to equal the contract value on the date the change of ownership occurs, and for purposes of computing the future death benefit, we will treat that contract value as a purchase payment occurring on that date.

   Depending on applicable state law, some death benefit options may not be available or may be subject to certain restrictions under your contract.

SPECIAL RULES IF JOINT OWNERS

If the contract has an owner and a joint owner and they are spouses at the time that one dies the Spousal Continuance Benefit may apply. See "Spousal Continuance Benefit" page 41. If the Contract has an owner and a joint owner and they are not spouses at the time one dies, we will pay the death benefit and the contract will end. Joint ownership may not be allowed in your state.

                                                                              39
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

PAYOUT OPTIONS

The beneficiary may, within 60 days of providing proof of death, choose to take the death benefit under one of several death benefit payout options listed below.

   The death benefit payout options are:

   CHOICE 1. Lump sum payment of the death benefit. If the beneficiary does not choose a payout option within sixty days, the beneficiary will receive this payout option.

   CHOICE 2. The payment of the entire death benefit within a period of 5 years from the date of death of the first to die of the owner or joint owner.

      The entire death benefit will include any increases or losses resulting from the performance of the variable or fixed interest rate options during this period. During this period the beneficiary may: reallocate the contract value among the variable or one-year fixed interest rate options; name a beneficiary to receive any remaining death benefit in the event of the beneficiary's death; and make withdrawals from the contract value, in which case, any such withdrawals will not be subject to any withdrawal charges. However, the beneficiary may not make any purchase payments to the contract.

      During this 5 year period, we will continue to deduct from the death benefit proceeds the charges and costs that were associated with the features and benefits of the contract. Some of these features and benefits may not be available to the beneficiary, such as the GMIB, IAB and spousal continuance benefit.

   CHOICE 3. Payment of the death benefit under an annuity or annuity settlement option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within one year of the date of death of the last to survive of the owner or joint owner.

   If the contract has an owner and a joint owner:

- If the owner and joint owner are spouses at the death of the first to die of the two, any portion of the death benefit not applied under Choice 3 within one year of the survivor's date of death must be distributed within five years of the survivor's date of death.

- If the owner and joint owner are not spouses at the death of the first to die of the two, any portion of the death benefit (which is equal to the adjusted contract value) not applied under Choice 3 within one year of the date of death of the first to die must be distributed within five years of that date of death.

   The tax consequences to the beneficiary vary among the three death benefit payout options. See "What are the Tax Considerations Associated with the Strategic Partners Annuity One Contract?" on page 53.

EARNINGS APPRECIATOR BENEFIT

The earnings appreciator benefit (EAB) is an optional, supplemental death benefit that provides a benefit payment upon the death of the sole owner or first to die of the owner or joint owner during the accumulation phase. Any earnings appreciator benefit payment we make will be in addition to any other death benefit payment we make under the contract. This feature may not be available in your state.

   The earnings appreciator benefit is designed to provide a beneficiary with additional funds when we pay a death benefit in order to defray the impact taxes may have on that payment. Because individual circumstances vary, you should consult with a qualified tax adviser to determine whether it would be appropriate for you to elect the earnings appreciator benefit.

   If you want the earnings appreciator benefit, you generally must elect it at the time you apply for the contract. If you elect the earnings appreciator benefit, you may not later revoke it.

   Upon our receipt of due proof of death in good order, we will determine an earnings appreciator benefit by multiplying the earnings appreciator benefit percentage below by the lesser of: (i) the then-existing amount of earnings under the contract, or (ii) an amount equal to 3 times the sum of all purchase payments previously made under the contract.

   For purposes of computing earnings and purchase payments under the earnings appreciator benefit, we calculate earnings as the difference between the contract value and the sum of all purchase payments.

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

Withdrawals reduce earnings first, then purchase payments, on a dollar-for-dollar basis.

   EAB percentage:

-  40% if the owner is age 70 or younger on the date the application is signed.

- 25% if the owner is between ages 71 and 75 on the date the application is signed.

- 15% if the owner is between ages 76 and 79 on the date the application is signed.

If the contract is owned jointly, the age of the older of the owner or joint owner determines the EAB percentage.

   If the surviving spouse is continuing the contract in accordance with the spousal continuance benefit (See "Spousal Continuance Benefit" below), the following conditions apply:

- In calculating the earnings appreciator benefit, we will use the age of the surviving spouse at the time that the spousal continuance benefit is activated to determine the applicable EAB percentage.

- We will not allow the surviving spouse to continue the earnings appreciator benefit (or bear the charge associated with this benefit) if he or she is age 80 or older on the date that the spousal continuance benefit is activated.

- If the earnings appreciator benefit is continued, we will calculate any applicable earnings appreciator benefit payable upon the surviving spouse's death by treating the contract value (as adjusted under the terms of the spousal continuance benefit) as the first purchase payment.

TERMINATING THE EARNINGS APPRECIATOR BENEFIT

The earnings appreciator benefit will terminate on the earliest of:

-  the date you make a total withdrawal from the contract,

- the date a death benefit is payable if the contract is not continued by the surviving spouse under the spousal continuance benefit,

-  the date the contract terminates, or

-  the date you annuitize the contract.

SPOUSAL CONTINUANCE BENEFIT

This benefit is available if, on the date we receive due proof of the owner's death, (1) there is only one owner of the contract and there is only one beneficiary who is the owner's spouse; or (2) there are an owner and joint owner of the contract, and the joint owner is the owner's spouse and the owner's beneficiary under the contract. In such cases, the surviving spouse, or annuitant if other than the surviving spouse, cannot be older than age 95 on that date, and the surviving spouse will become the new sole owner under the contract. Assuming the above conditions are present, the surviving spouse can elect the spousal continuance benefit, but must do so no later than 60 days after furnishing due proof of the owner's death in good order.

   Upon activation of the spousal continuance benefit, the contract value is adjusted to equal the amount of the death benefit to which the surviving spouse would have been entitled. This contract value will serve as the basis for calculating any death benefit payable upon the death of the surviving spouse. We will allocate any increase in the adjusted contract value among the variable, fixed interest rate or market value adjustment options in the same proportions that existed immediately prior to the spousal continuance adjustment.

   Under the spousal continuance benefit, we waive any potential withdrawal charges applicable to purchase payments made prior to activation of the spousal continuance benefit. However, we will continue to impose withdrawal charges on purchase payments made after activation of this benefit. In addition, contract value allocated to the market value adjustment option will remain subject to a potential market value adjustment.

   IF YOU ELECTED THE BASE DEATH BENEFIT, then upon activation of the spousal continuance benefit, we will adjust the contract value to equal the greater of:

-  the contract value, or

-  the sum of all invested purchase payments (adjusted for withdrawals),

plus the amount of any applicable earnings appreciator benefit.

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

   IF YOU ELECTED THE GUARANTEED MINIMUM DEATH BENEFIT WITH THE GMDB ROLL-UP, we will adjust the contract value to equal the greater of:

-  the contract value, or

-  the GMDB roll-up,

plus the amount of any applicable earnings appreciator benefit.

   IF YOU HAVE ELECTED THE GUARANTEED MINIMUM DEATH BENEFIT WITH THE GMDB STEP-UP, we will adjust the contract value to equal the greater of:

-  the contract value, or

-  the GMDB step-up,

plus the amount of any applicable earnings appreciator benefit.

   IF YOU HAVE ELECTED THE GUARANTEED MINIMUM DEATH BENEFIT WITH THE GREATER OF THE GMDB ROLL-UP OR GMDB STEP-UP, we will adjust the contract value to equal the greatest of:

-  the contract value,

-  the GMDB roll-up, or

-  the GMDB step-up,

plus the amount of any applicable earnings appreciator benefit.

   After we have made the adjustment to contract value set out immediately above, we will continue to compute the GMDB roll-up and the GMDB step-up under the surviving spousal owner's contract, and will do so in accordance with the preceding paragraphs.

   If the contract is being continued by the surviving spouse, the attained age of the surviving spouse will be the basis used in determining the death benefit payable under the guaranteed minimum death benefit provisions of the contract.

   IF YOU ELECTED THE GUARANTEED MINIMUM INCOME BENEFIT, it will be continued for the surviving spousal owner. All provisions of the guaranteed minimum income benefit (i.e., waiting period, GMIB roll-up cap, etc.) will remain the same as on the date of the owner's death. See "Guaranteed Minimum Income Benefit" page
34. If the GMIB reset feature was never exercised, the surviving spousal owner can exercise the GMIB reset feature twice. If the original owner had previously exercised the GMIB reset feature once, the surviving spousal owner can exercise the GMIB reset once. However the surviving spouse (or new annuitant designated by the surviving spouse) must be under 76 years of age at the time of reset. If the original owner had previously exercised the GMIB reset feature twice, the surviving spousal owner may not exercise the GMIB reset at all. If the attained age of the surviving spouse at activation of the spousal continuance benefit, when added to the remainder of the GMIB waiting period to be satisfied, would preclude the surviving spouse from utilizing the guaranteed minimum income benefit, we will revoke the guaranteed minimum income benefit under the contract at that time and we will no longer charge for that benefit.

   IF YOU ELECTED THE INCOME APPRECIATOR BENEFIT, on the owner's death, the income appreciator benefit will end unless the contract is continued by the owner's surviving spouse under the spousal continuance benefit. See "Spousal Continuance Benefit" page 41. If the contract is continued by the surviving spouse, we will continue to pay the balance of any income appreciator benefit payments over the remainder of the 10-year payment period, or until the surviving spouse attains age 95, whichever occurs first.

   If the income appreciator benefit has not been in force for 7 contract years, the surviving spouse may not activate the benefit until it has been in force for 7 contract years. If the attained age of the surviving spouse at activation of the spousal continuation benefit, when added to the remainder of the IAB waiting period to be satisfied, would preclude the surviving spouse from utilizing the income appreciator benefit, we will revoke the income appreciator benefit under the contract at that time and we will no longer charge for that benefit. If the income appreciator benefit has been in force for 7 contract years, but the benefit has not been activated, the surviving spouse may activate the benefit at any time after the contract has been continued. If the income appreciator benefit is activated after the contract is continued by the surviving spouse, the income appreciator benefit calculation will exclude any amount added to the contract at the time of spousal continuance resulting from any death benefit value exceeding the contract value.

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        5:

HOW CAN I PURCHASE A STRATEGIC PARTNERS

        ANNUITY ONE CONTRACT?
--------------------------------------------------------------------------------

PURCHASE PAYMENTS

The initial purchase payment is the amount of money you first pay us to purchase the contract. The minimum initial purchase payment is $10,000. In most states, and subject to some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $500 at any time during the accumulation phase. However, we impose a minimum of $100 with respect to additional purchase payments made through electronic fund transfers. (You may not make additional purchase payments if you purchase a contract issued in Massachusetts, or if you purchase a Contract With Credit issued in Pennsylvania.)

   You may purchase this contract only if the oldest of the owner, joint owner, or annuitant is age 85 or younger. Certain age limits apply to certain features and benefits described herein. No subsequent purchase payments may be made after the earliest of the 86th birthday of (i) the owner, (ii) the joint owner or
(iii) the annuitant.

   Currently, the maximum aggregate purchase payments you may make is $20 million. We limit the maximum total purchase payments in any contract year other than the first to $2 million. You must obtain our approval prior to submitting a purchase payment of $5 million or greater within the first contract year, or greater than $2 million for subsequent purchase payments. Depending on applicable state law, lower limits may apply.

ALLOCATION OF PURCHASE PAYMENTS

When you purchase a contract, we will allocate your invested purchase payment among the variable or fixed interest rate investment options or the market value adjustment option based on the percentages you choose. The percentage of your allocation to a particular investment option can range in whole percentages from 0% to 100%.

   You may change your allocation of future invested purchase payments at any time. Contact the Prudential Annuity Service Center for details.

   If you make an additional purchase payment without allocation instructions, we will allocate the invested purchase payment in the same proportion as your most recent purchase payment, unless you directed us in connection with that purchase payment to make that allocation on a one-time-only basis.

   The allocation procedure mentioned above will apply unless that portion designated for the DCA Fixed Rate Option is less than $2,000. In that case, we will use your transfer allocation for the DCA Fixed Rate Option as part of your allocation instructions until you direct us otherwise.

   We will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment at the Prudential Annuity Service Center. If, however, your first payment is made without enough information for us to set up your contract, we may need to contact you to obtain the required information. If we are not able to obtain this information within five business days, we will within that five business day period either return your purchase payment or obtain your consent to continue holding it until we receive the necessary information. We will generally credit each subsequent purchase payment as of the business day we receive it in good order at the Prudential Annuity Service Center. Our business day generally closes at 4:00 p.m. Eastern time.

CREDITS

If you purchase the Contract With Credit, we will add a credit amount to your contract value with each purchase payment you make. The credit amount is allocated to the variable or fixed interest rate investment options in the same percentages as the purchase payment.

   The bonus credit that we pay with respect to any purchase payment depends on
(i) the age of the older of the owner or joint owner on the date on which the purchase payment is made and (ii) the amount of the purchase payment. Specifically,

- if the elder owner is 80 or younger on the date that the purchase payment is made, then we will add a bonus credit to the purchase payment equal to 4% if the purchase payment is less than $250,000; 5% if the purchase payment is equal to or greater than

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

   $250,000 but less than $1 million; or 6% if the purchase payment is $1 million or greater; and

- if the elder owner is aged 81-85 on the date that the purchase payment is made, then we will add a bonus credit equal to 3% of the amount of the purchase payment.

   Under the Contract With Credit if the owner returns the contract during the free look period, we have the contractual right to take back any credit. If we pay a death benefit under the contract, we have a contractual right to take back any credit we applied within one year of the date of death. However, we will not, unless and until we obtain SEC approval, recoup for our own assets the full amount of the 6% bonus credit applicable to purchase payments of $1 million or greater that we had given to you. Rather, we will recoup an amount equal to the value of the credit as of the business day on which we receive your request or due proof of death, as applicable, less any charges attributable to that credit. We reserve the right to recapture the entire amount of the credit upon obtaining approval of the SEC with regard to that bonus credit.

CALCULATING CONTRACT VALUE

The value of your contract will go up or down depending on the investment performance of the variable investment options you choose. To determine the value of your contract, we use a unit of measure called an accumulation unit. An accumulation unit works like a share of a mutual fund.

   Every day we determine the value of an accumulation unit for each of the variable investment options. We do this by:

1) adding up the total amount of money allocated to a specific investment option,

2) subtracting from that amount insurance charges and any other applicable charges such as for taxes, and

3) dividing this amount by the number of outstanding accumulation units.

   When you make a purchase payment, we credit your contract with accumulation units of the subaccount or subaccounts for the investment options you choose. We determine the number of accumulation units credited to your contract by dividing the amount of the purchase payment, plus (if you have purchased the Contract With Credit) any applicable credit, allocated to an investment option by the unit price of the accumulation unit for that investment option. We calculate the unit price for each investment option after the New York Stock Exchange closes each day and then credit your contract. The value of the accumulation units can increase, decrease, or remain the same from day to day.

   We cannot guarantee that your contract value will increase or that it will not fall below the amount of your total purchase payments. However, we do guarantee a minimum interest rate of between 1.5% and 3% a year, depending on your state's applicable law, on that portion of the contract value allocated to the one-year fixed interest-rate option. For the DCA Fixed Interest Rate Option, we guarantee a minimum interest rate of 3% annually.

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        6:

WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC

                    PARTNERS ANNUITY ONE CONTRACT?
--------------------------------------------------------------------------------

THERE ARE CHARGES AND OTHER EXPENSES ASSOCIATED WITH THE CONTRACT THAT REDUCE THE RETURN ON YOUR INVESTMENT. WE DESCRIBE THESE CHARGES AND EXPENSES BELOW.

INSURANCE AND ADMINISTRATIVE COST

Each day, we make a deduction for the insurance and administrative cost. This cost covers our expenses for mortality and expense risk, administration, marketing and distribution. If you choose a guaranteed minimum death benefit option, the insurance and administrative cost also includes a charge to cover our assumption of the associated risk. The mortality risk portion of the cost is for our assumption of the risk that the annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of annuity payments. The expense risk portion of the cost is for our assumption of the risk that the current costs will be insufficient in the future to cover the cost of administering the contract. The administrative expense portion of the cost compensates us for the expenses associated with the administration of the contract. This includes preparing and issuing the contract; establishing and maintaining contract records; preparation of confirmations and annual reports; personnel costs; legal and accounting fees; filing fees; and systems costs. The guaranteed minimum death benefit risk portion of the cost, if applicable, covers our assumption of the risk that the protected value of the contract will be larger than the base death benefit if the contract owner dies during the accumulation phase.

   If the insurance and administrative cost is not sufficient to cover our expenses, then we will bear the loss. We do, however, expect to profit from this cost. The insurance and administrative cost for your contract cannot be increased. We may use any profits from this cost to pay for the costs of distributing the contracts. If you choose the Contract With Credit, we will also use any profits from this charge to recoup our costs of providing the credit.

   We calculate the insurance and administrative cost based on the average daily value of all assets allocated to the variable investment options. These costs are not assessed against amounts allocated to the fixed interest rate options. The amount of the cost depends on the death benefit option that you choose. The cost is equal to:

   -  1.40% on an annual basis if you choose the base death benefit,

   - 1.65% on an annual basis if you choose either the roll-up or step-up guaranteed minimum death benefit option, and

   - 1.75% on an annual basis if you choose the guaranteed minimum death benefit option of the greater of the roll-up or step-up.

   We impose an additional insurance and administrative cost of 0.10% annually (of account value attributable to the variable investment options) for the Contract with Credit.

EARNINGS APPRECIATOR BENEFIT CHARGE

We will impose an additional charge if you choose the earnings appreciator benefit. The charge for this benefit is based on an annual rate of 0.30% of your contract value.

   We calculate the charge on each of the following events:

   -  each contract anniversary,

   -  on the annuity date,

   - upon death of the sole or first to die of the owner or joint owner prior to the annuity date,

   -  upon a full or partial withdrawal, and

   -  upon a subsequent purchase payment.

   The fee is based on the contract value at time of calculation and is pro-rated based on the portion of the contract year since the date that the earnings appreciator benefit charge was last calculated.

   Although the earnings appreciator benefit charge may be calculated more often, it is deducted only:

   -  on each contract anniversary,

   -  on the annuity date,

   - upon death of the sole owner or first to die of the owner or joint owner prior to the annuity date,

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         PARTNERS ANNUITY ONE CONTRACT? CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

   -  upon a full withdrawal, and

   - upon a partial withdrawal if the contract value remaining after the partial withdrawal is not enough to cover the then applicable earnings appreciator benefit charge.

   We withdraw this charge from each investment option (including each guarantee period) in the same proportion that the amount allocated to the investment option bears to the total contract value. Upon a full withdrawal or if the contract value remaining after a partial withdrawal is not enough to cover the then-applicable earnings appreciator benefit charge, we will deduct the charge from the amount we pay you. We will deem the payment of the earnings appreciator benefit charge as made from earnings for purposes of calculating other charges.

GUARANTEED MINIMUM INCOME BENEFIT CHARGE

We will impose an additional charge if you choose the guaranteed minimum income benefit. This is an annual charge equal to 0.45% of the GMIB protected value of your contract, which we deduct from your contract value on each of the following events:

-  each contract anniversary,

-  when you begin the income phase of the contract,

-  upon a full withdrawal, and

- upon a partial withdrawal if the remaining contract value would not be enough to cover the then applicable guaranteed minimum income benefit charge.

In some states this charge is 0.30%, please see your contract for details.

   If we impose this fee other than on a contract anniversary, then we will pro-rate it based on the portion of the contract year for which the guaranteed minimum income benefit was in effect. We withdraw the fee from each investment option in the same proportion that your contract value is allocated to that investment option. Upon a full withdrawal or if the contract value remaining after a partial withdrawal is not enough to cover the applicable guaranteed minimum income benefit charge, we will deduct the charge from the amount we pay you.

   In some states, we may calculate the charge for the guaranteed minimum income benefit in a different manner, but that charge will not exceed 0.45% of the GMIB protected value.

   We will not impose the guaranteed minimum income benefit charge after the income phase begins, or after you choose your GMIB payout option.

INCOME APPRECIATOR BENEFIT CHARGE

We will impose an additional charge if you choose the income appreciator benefit. This is an annual charge equal to 0.25% of your contract value. The income appreciator benefit charge is calculated:

   -  on each contract anniversary,

   -  on the annuity date,

   - upon the death of the sole owner or first to die of the owner or joint owner prior to the annuity date,

   -  upon a full or partial withdrawal, and

   -  upon a subsequent purchase payment.

   The fee is based on the contract value at the time of the calculation, and is prorated based on the portion of the contract year since the date that the income appreciator benefit charge was last calculated.

   Although the income appreciator benefit charge may be calculated more often, it is deducted only:

   -  on each contract anniversary,

   -  on the annuity date,

   - upon the death of the sole owner or first to die of the owner or joint owners prior to the annuity date,

   -  upon a full withdrawal, and

   - upon a partial withdrawal if the contract value remaining after such partial withdrawal is not enough to cover the then-applicable income appreciator benefit charge.

   We reserve the right to calculate and deduct the fee more frequently than annually, such as quarterly.

   The income appreciator benefit charge is deducted from each investment option in the same proportion that the amount allocated to the investment option bears to the total contract value. Upon a full withdrawal, or if the contract value remaining after a

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

partial withdrawal is not enough to cover the then-applicable income appreciator benefit charge, the charge is deducted from the amount paid. The payment of the income appreciator benefit charge will be deemed to be made from earnings for purposes of calculating other charges.

   We no longer assess this charge upon election of IAB Option 1, the completion of IAB Option 2 or 3, and upon annuitization.

CONTRACT MAINTENANCE CHARGE

We do not deduct a contract maintenance charge for administrative expenses while your contract value is $75,000 or more. If your contract value is less than $75,000 on a contract anniversary during the accumulation phase or when you make a full withdrawal, we will deduct $35 (or a lower amount equal to 2% of your contract value) for administrative expenses. (This fee may differ in certain states.) We may increase this charge up to a maximum of $60 per year. Also, we may raise the level of the contract value at which we waive this fee. We will deduct this charge proportionately from each of your contract's investment options.

WITHDRAWAL CHARGE

A withdrawal charge may apply if you make a full or partial withdrawal during the withdrawal charge period for a purchase payment. The withdrawal charge may also apply if you begin the income phase during the withdrawal charge period, depending upon the annuity option you choose. The amount and duration of the withdrawal charge depends on whether you choose the Contract With Credit or the Contract Without Credit. The withdrawal charge varies with the number of contract anniversaries that have elapsed since each purchase payment was made. Specifically, we maintain an "age" for each purchase payment you have made by keeping track of how many contract anniversaries have passed since the purchase payment was made. The withdrawal charge is the percentage, shown below, of the amount withdrawn.

  NUMBER OF CONTRACT
ANNIVERSARIES SINCE THE                         CONTRACT WITHOUT
 DATE OF EACH PURCHASE   CONTRACT WITH CREDIT   CREDIT WITHDRAWAL
        PAYMENT           WITHDRAWAL CHARGE          CHARGE
-----------------------  --------------------   -----------------
          0                        8%                   7%
          1                        8%                   6%
          2                        8%                   5%
          3                        8%                   4%
          4                        7%                   3%
          5                        6%                   2%
          6                        5%                   1%
          7                        0%                   0%

   In certain states reduced withdrawal charges may apply for certain ages under the Contract with Credit. Your contract contains the applicable charges. See SAI for further details.

   If a withdrawal is effective on the day before a contract anniversary, the withdrawal charge percentage as of the next following contract anniversary will apply. If you request a withdrawal, we will deduct an amount from the contract value that is sufficient to pay the withdrawal charge and provide you with the amount requested.

   If you request a full withdrawal, we will provide you with the full amount of the contract value after making these deductions.

   Each contract year, you may withdraw a specified amount of your contract value without incurring a withdrawal charge. We make this "charge-free amount" available to you subject to approval of this feature in your state. We determine the charge-free amount available to you in a given contract year on the contract anniversary that begins that year. In calculating the charge-free amount, we divide purchase payments into two categories -- payments that are subject to a withdrawal charge and those that are not. We determine the charge-free amount based only on purchase payments that are subject to a withdrawal charge. The charge-free amount in a given contract year is equal to 10% of the sum of all the purchase payments subject to the withdrawal charge that you have made as of the applicable contract anniversary. During the first contract year, the charge-free amount is equal to 10% of the initial purchase payment.

                                                                              47
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         PARTNERS ANNUITY ONE CONTRACT? CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

   When you make a withdrawal, we will first deduct the amount of the withdrawal from purchase payments no longer subject to a withdrawal charge, and then from the available charge-free amount, and will consider purchase payments to be paid out on a first-in, first-out basis. Withdrawals in excess of the charge-free amount will come first from purchase payments, also on a first-in, first-out basis, and will be subject to withdrawal charges, if applicable, even if earnings are available on the date of the withdrawal. Once you have withdrawn all purchase payments, additional withdrawals will come from any earnings. We do not impose withdrawal charges on earnings.

   If a withdrawal or transfer is taken from a market value adjustment guarantee period prior to the expiration of the rate guarantee period we will make a market value adjustment to the withdrawal amount, including the withdrawal charge. A hypothetical example follows:

Owner requests a net withdrawal of $1,000 from the market value adjustment "MVA" option, subject to a 5% withdrawal charge and a negative 1.4% MVA:

Amount in MVA
  guarantee period
  prior to withdrawal:      $3,000
Withdrawal, including
  a 5% withdrawal
  charge:                   $1,000/(1-0.05) = $1,053
Withdrawal and
  withdrawal charge
  amount assuming a
  negative MVA:             $1,053/[1-0.014(MVA)] = $1,068
Amount in MVA
  guarantee period:         $3,000
                        -   $1,068
                            -------------------------------
                            $1,932 = Amount remaining in
                                     MVA guarantee period
                                     after taking
                                     withdrawal
Owner receives:             $1,000
Withdrawal charge:      =   $53
MVA adjustment:         =   $15

   If you choose the Contract With Credit and make a withdrawal that is subject to a withdrawal charge, we may use part of that withdrawal charge to recoup our costs of providing the credit.

   Withdrawal charges will never be greater than permitted by applicable law.

WAIVER OF WITHDRAWAL CHARGES

CRITICAL CARE ACCESS

   Except as restricted by applicable state law, we will waive all withdrawal charges and any market value adjustment upon receipt of proof that the owner or a joint owner is terminally ill, or has been confined to an eligible nursing home or eligible hospital continuously for at least three months after the contract date. We will also waive the contract maintenance charge if you surrender your contract in accordance with the above noted conditions. This waiver is not available if the owner has assigned ownership of the contract to someone else.

MINIMUM DISTRIBUTION REQUIREMENTS

If a withdrawal is taken from a tax qualified contract in order to satisfy an IRS mandatory distribution requirement only with respect to that contract's account balance, we will waive withdrawal charges. See "What are the Tax Considerations Associated with the Strategic Partners Annuity One Contract?" on page 53.

TAXES ATTRIBUTABLE TO PREMIUM

There are federal, state and local premium based taxes applicable to your purchase payment. We are responsible for the payment of these taxes and may make a deduction from the value of the contract to pay some or all of these taxes. Some of these taxes are due when the contract is issued, others are due when the annuity payments begin. It is our current practice not to deduct a charge for state premium taxes until annuity payments begin. In the states that impose a premium tax, the current rates range up to 3.5%. It is also our current practice not to deduct a charge for the federal tax associated with deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the contract owner in the future for any such tax associated with deferred

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.

TRANSFER FEE

You can make 12 free transfers every contract year. We measure a contract year from the date we issue your contract, which is the contract date. If you make more than 12 transfers in a contract year (excluding Dollar Cost Averaging and Auto-Rebalancing), we will deduct a transfer fee of $25 for each additional transfer. In the future we could raise that charge up to $30 per additional transfer, although we have no current plans to do so. We will deduct the transfer fee pro-rata from the investment options from which the transfer is made. In certain states, we may limit the transfer fee to a lower amount to comply with applicable state law. Consult the Statement of Additional Information for details.

COMPANY TAXES

We will pay the taxes on the earnings of the separate account. We do not currently charge you for these taxes. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

UNDERLYING MUTUAL FUND FEES

When you allocate a purchase payment or a transfer to the variable investment options, we in turn invest in shares of a corresponding mutual fund. Those funds charge fees that are in addition to the contract-related fees described in this section. For 2002, the fees of these funds ranged on an annual basis from 0.37% to 1.30% of fund assets (these fees reflect the effect of expense reimbursements or waivers, which may terminate at any time). For additional information about these fund fees, please consult the prospectuses for the funds, which are attached to this prospectus.

                                                                              49
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        7:

HOW CAN I

        ACCESS MY MONEY?
--------------------------------------------------------------------------------

YOU CAN ACCESS YOUR MONEY BY:

-  MAKING A WITHDRAWAL (EITHER PARTIAL OR FULL); OR

-  CHOOSING TO RECEIVE ANNUITY PAYMENTS DURING THE INCOME PHASE.

WITHDRAWALS DURING THE ACCUMULATION PHASE

Following the free look period, when you make a full withdrawal, you will receive the value of your contract minus any applicable charges and fees. We will calculate the value of your contract and charges, if any, as of the date we receive your request in good order at the Prudential Annuity Service Center.

   Unless you tell us otherwise, we will take any partial withdrawal proportionately from all of the investment options in which you have invested. For a partial withdrawal, we will deduct any applicable charges and fees proportionately from the investment options in your contract. The minimum amount you may withdraw is $250. If, after a withdrawal, your contract value is less than $2,000, we have the right to end your contract.

   With respect to the variable investment options we will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a withdrawal request in good order.

   With respect to the market value adjustment option, you may specify the guarantee period from which you would like to make a withdrawal. If you indicate that the withdrawal is to originate from the market value adjustment option, but you do not specify which guarantee period is to be involved, then we will take the withdrawal from the guarantee period that has the least time remaining until its maturity date. If you indicate that you wish to make a withdrawal, but do not specify the investment options to be involved, then we will take the withdrawal from your contract value on a pro rata basis from each investment option that you have. In that situation, we will aggregate the contract value in each of the guarantee periods that you have within the market value adjustment option for purposes of making that pro rata calculation. The portion of the withdrawal associated with the market value adjustment option then will be taken from the guarantee periods with the least amount of time remaining until the maturity date, irrespective of the original length of the guarantee period. You should be aware that a withdrawal may avoid a withdrawal charge based on the charge-free amount that we allow, yet still be subject to a market value adjustment.

   INCOME TAXES, TAX PENALTIES, AND CERTAIN RESTRICTIONS ALSO MAY APPLY TO ANY WITHDRAWAL YOU MAKE. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 8 OF THIS PROSPECTUS.

AUTOMATED WITHDRAWALS

We offer an automated withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual, or annual intervals. We will process your withdrawals at the end of the business day at the intervals you specify. We will continue at these intervals until you tell us otherwise. You can make withdrawals from any designated investment option or proportionally from all investment options (other than a guarantee period within the market value adjustment option). The minimum automated withdrawal amount you can make is $100.

   INCOME TAXES, TAX PENALTIES, WITHDRAWAL CHARGES, AND CERTAIN RESTRICTIONS MAY APPLY TO AUTOMATED WITHDRAWALS. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 8 OF THIS PROSPECTUS.

INCOME APPRECIATOR BENEFIT OPTIONS DURING THE ACCUMULATION PHASE

The income appreciator benefit (or "IAB") is discussed on page 36. As mentioned there, you may choose IAB Option 1 at annuitization, but you may instead choose IAB Options 2 or 3 during the accumulation phase of your contract. Income appreciator benefit payments under IAB Options 2 and 3 will begin on the same day of the month as the contract date, beginning with the next month following our receipt of your request in good order. Under IAB Options 2 and 3, you can choose to have the income appreciator benefit amounts paid or credited monthly, quarterly, semi-annually, or annually.

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

   IAB OPTIONS 2 AND 3 INVOLVE A TEN-YEAR PAYMENT PERIOD. IF THE 10-YEAR PAYMENT PERIOD WOULD END AFTER THE ANNUITY DATE AND YOU CHOOSE AN ANNUITY SETTLEMENT OPTION OTHER THAN ANY LIFETIME PAYOUT OPTION OR PERIOD CERTAIN OPTION OF AT LEAST 15 YEARS OR YOU MAKE A FULL WITHDRAWAL, YOU MAY LOSE ALL OR ANY REMAINING PORTION OF THE INCOME APPRECIATOR BENEFIT. IN SUCH INSTANCES, WE WOULD NOT REIMBURSE YOU FOR THE EXPENSES YOU HAD PAID US FOR THIS BENEFIT.

IAB OPTION 2 -- INCOME APPRECIATOR BENEFIT AUTOMATIC WITHDRAWAL PAYMENT PROGRAM

Under this option, you elect to receive the income appreciator benefit during the accumulation phase. When you activate the benefit, a 10-year income appreciator benefit automatic withdrawal payment program begins. We will pay you the income appreciator benefit amount in equal installments over a 10 year payment period. You may combine this income appreciator benefit amount with an automated withdrawal amount from your contract value, in which case each combined payment must be at least $100.

   The maximum automated withdrawal payment amount that you may receive from your contract value under this income appreciator benefit program in any contract year during the 10-year period may not exceed 10% of the contract value as of the date you activate the income appreciator benefit.

   Once we calculate the income appreciator benefit, the amount will not be affected by changes in contract value due to the investment performance of any allocation option. Withdrawal charges may apply to automatic withdrawal payment amounts, but not income appreciator benefit amounts, of the income appreciator benefit program payments.

   After the ten-year payment period has ended, if the remaining contract value is $2,000 or more, the contract will continue. If the remaining contract value is less than $2,000 after the end of the 10-year payment period, we will pay you the remaining contract value and the contract will terminate. If the contract value falls below the minimum amount required to keep the contract in force due solely to investment results before the end of the 10-year payment period, we will continue to pay the income appreciator benefit amount for the remainder of the 10-year payment period.

DISCONTINUING THE INCOME APPRECIATOR BENEFIT AUTOMATIC WITHDRAWAL PAYMENT PROGRAM UNDER IAB OPTION 2

You may discontinue the income appreciator benefit payment program under IAB Option 2 and activate IAB Option 3 at any time after payments have begun and before the last payment is made. We will add the remaining income appreciator benefit amount to the contract value at the same frequency as your initial election until the end of the 10-year payment period. We will treat any income appreciator benefit amount added to the contract value as additional earnings. Unless you direct us otherwise, we will allocate these additions to the variable or fixed interest rate options in the same proportions as your most recent purchase payment allocation percentages.

   You may discontinue the income appreciator benefit payment program under IAB Option 2 before the last payment is made and elect an annuity or settlement option. We will add the balance of the income appreciator benefit amount for the 10-year payment period to the contract value in a lump sum before determining the adjusted contract value. The adjusted contract value may be applied to any annuity or settlement option that is paid over the lifetime of the annuitant, joint annuitants, or a period certain of at least 15 years (but not to exceed life expectancy).

IAB OPTION 3 -- INCOME APPRECIATOR BENEFIT CREDIT TO CONTRACT VALUE

Under this option, you can activate the income appreciator benefit and receive the benefit as credits to your contract value over a 10-year payment period. We will allocate these income appreciator benefit credits to the variable investment options, the fixed interest rate option, or the market value adjustment option in the same manner as your current allocation, unless you direct us otherwise. We will calculate the income appreciator benefit amount on the date we receive your written request in good order. Once we have calculated the income appreciator benefit, the income appreciator

                                                                              51
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HOW CAN I ACCESS MY MONEY? CONTINUED

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

benefit credit will not be affected by changes in contract value due to the investment performance of any allocation option.

   Before we add the last income appreciator benefit credit to your contract value, you may switch to IAB Option 2 and receive the remainder of the income appreciator benefit as payments to you (instead of credits to the contract value) under the income appreciator benefit program for the remainder of the 10-year payment period.

   You can also request that any remaining payments in the 10-year payment period be applied to an annuity or settlement option that is paid over the lifetime of the annuitants, joint annuitants, or a period certain of at least 15 years (but not to exceed life expectancy).

EXCESS WITHDRAWALS

   During the 10 year period under IAB options 2 or 3, an "excess withdrawal" occurs when any amount is withdrawn from your contract value in a contract year that exceeds the sum of (1) 10% of the contract value as of the date the income appreciator benefit was activated plus (2) earnings since the income appreciator benefit was activated that have not been previously withdrawn.

   We will deduct the excess withdrawal on a proportional basis from the remaining income appreciator benefit amount. We will then calculate and apply a new reduced income appreciator benefit amount.

   Withdrawals you make in a contract year that do not exceed the sum of (1) 10% of the contract value as of the date the income appreciator benefit was activated plus (2) earnings since the income appreciator benefit was activated that have not been previously withdrawn do not reduce the remaining income appreciator benefit amount.

EFFECT OF TOTAL WITHDRAWAL ON INCOME APPRECIATOR BENEFIT

We will not make income appreciator benefit payments after the date you make a total withdrawal of the contract surrender value.

SUSPENSION OF PAYMENTS OR TRANSFERS

The Securities and Exchange Commission (SEC) may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:

- The New York Stock Exchange is closed (other than customary weekend and holiday closings);

-  Trading on the New York Stock Exchange is restricted;

- An emergency exists, as determined by the SEC, during which sales and redemptions of shares of the mutual funds are not feasible or we cannot reasonably value the accumulation units; or

- The Securities and Exchange Commission, by order, permits suspension or postponement of payments for the protection of owners.

   We expect to pay the amount of any withdrawal or transfer made from the fixed interest rate options promptly upon request.

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        8:

WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC

                    PARTNERS ANNUITY ONE CONTRACT?
--------------------------------------------------------------------------------

The tax considerations associated with the Strategic Partners Annuity One contract vary depending on whether the contract is (i) owned by an individual and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. You should consult with a qualified tax adviser for complete information and advice.

CONTRACTS OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED RETIREMENT
PLANS)

TAXES PAYABLE BY YOU

We believe the contract is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract.

   Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

   Subject to approval by your state, we offer supplemental benefits such as the earnings appreciator benefit and the income appreciator benefit. Although we believe these benefits are investment protection features that should have no adverse tax consequences, it is possible that the Internal Revenue Service would assert that some or all of the charges for the features should be treated for federal income tax purposes as a partial withdrawal from the contract. It is also possible that the Internal Revenue Service would assert that some or all of the charges for the guaranteed minimum death benefit and guaranteed minimum income benefit should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for these benefits could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty.

   If the Internal Revenue Service determines that the deductions for one or more benefits under the contract -- including, without limitation, the guaranteed minimum death benefit and the guaranteed minimum income benefit, and any supplemental benefit added by endorsement -- are taxable withdrawals, then the sole or surviving owner may cancel the affected benefit(s) within 90 days of notice from us.

TAXES ON WITHDRAWALS AND SURRENDER

If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else.

   If you assign or pledge all or part of your contract as collateral for a loan, the part assigned will be treated as a withdrawal. Also, if you elect the interest payment option, that election will be treated, for tax purposes, as surrendering your contract.

   If you transfer your contract for less than full consideration, such as by gift, you will trigger tax on the gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

   It is our position that the guaranteed minimum death benefit, the guaranteed minimum income benefit, and other contract benefits are an integral part of the annuity contract and accordingly that the charges made against the annuity contract's cash value for the benefit should not be treated as distributions subject to income tax. It is possible, however, that the Internal Revenue Service could take the position that such charges should be treated as distributions.

TAXES ON ANNUITY PAYMENTS

A portion of each annuity payment you receive will be treated as a partial return of your purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your

                                                                              53
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         PARTNERS ANNUITY ONE CONTRACT CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract.

   After the full amount of your purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

TAX PENALTY ON WITHDRAWALS AND ANNUITY PAYMENTS

Any taxable amount you receive under your contract may be subject to a 10% tax penalty. Amounts are not subject to this tax penalty if:

-  the amount is paid on or after you reach age 59 1/2 or die;

-  the amount received is attributable to your becoming disabled;

- the amount paid or received is in the form of level annuity payments not less frequently than annually under a lifetime annuity;

TAXES PAYABLE BY BENEFICIARIES

All of the death benefit options are subject to income tax to the extent the distribution exceeds the adjusted basis in the contract and the full value of the death benefit is included in the owner's estate. Generally, the same tax rules described above would also apply to amounts received by your beneficiary. Choosing an annuity payment option instead of a lump sum death benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below. Tax consequences to the beneficiary vary among the death benefit payment options.

-  Choice 1:  the beneficiary is taxed on earnings in the contract.

- Choice 2: the beneficiary is taxed as amounts are withdrawn (In this case earnings are treated as being distributed first).

- Choice 3: the beneficiary is taxed on each payment (part will be treated as earnings and part as return of premiums).

REPORTING AND WITHHOLDING ON DISTRIBUTIONS

Taxable amounts distributed from your annuity contracts are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with 3 exemptions unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide.

   State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the CONTRACTS HELD BY TAX FAVORED PLANS section for withholding rules for tax favored plans (for example, an IRA).

   Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

ANNUITY QUALIFICATION

   Diversification And Investor Control In order to qualify for the tax rules applicable to annuity contracts described above, the contract must be an annuity contract for tax purposes. This means that the assets underlying the annuity contract must be diversified, according to certain rules. It also means that we, and not you as the contract-owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. We believe these rules, which are further discussed in the Statement of Additional Information, will be met.

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

   Required Distributions Upon Your Death Upon your death (or the death of a joint owner, if earlier), certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.

   If you die on or after the annuity date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

   If you die before the annuity date, the entire interest in the contract must be distributed within 5 years after the date of death. However, if an annuity payment option is selected by your designated beneficiary and if annuity payments begin within 1 year of your death, the value of the contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. Your designated beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect an annuity payment option based on life expectancy or a period exceeding five years.

   If any portion of the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.

   Changes In The Contract We reserve the right to make any changes we deem necessary to assure that the contract qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract owners and you will be given notice to the extent feasible under the circumstances.

ADDITIONAL INFORMATION

You should refer to the Statement of Additional Information if:

- The contract is held by a corporation or other entity instead of by an individual or as agent for an individual.

- Your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982.

- You transfer your contract to, or designate, a beneficiary who is either 37 1/2 years younger than you or a grandchild.

CONTRACTS HELD BY TAX FAVORED PLANS

The following discussion covers annuity contracts held under tax-favored retirement plans. Currently, the contract may be purchased for use in connection with individual retirement accounts and annuities (IRAs) which are subject to Sections 408(a), 408(b) and 408A of the Internal Revenue Code of 1986, as amended (Code). This description assumes that you have satisfied the requirements for eligibility for these products.

   YOU SHOULD BE AWARE THAT TAX FAVORED PLANS SUCH AS IRAS GENERALLY PROVIDE TAX DEFERRAL REGARDLESS WHETHER THEY INVEST IN ANNUITY CONTRACTS. THIS MEANS THAT WHEN A TAX FAVORED PLAN INVESTS IN AN ANNUITY CONTRACT, IT GENERALLY DOES NOT RESULT IN ANY ADDITIONAL TAX DEFERRAL BENEFITS.

TYPES OF TAX FAVORED PLANS

   IRAs If you buy a contract for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" on page 65 contains information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the contract by notifying us in writing, and we will refund all of the purchase payments under the contract (or, if provided by applicable state law, the amount credited under the contract, calculated as of the date that we receive this cancellation notice, if greater), less any applicable federal and state income tax withholding.

   Contributions Limits/Rollovers: Because of the way the contract is designed, you may only purchase a contract for an IRA in connection with a "rollover" of amounts from a qualified retirement plan or transfer from another IRA. You must make a minimum initial payment of $10,000 to purchase a contract. This minimum is greater than the maximum amount of any annual contribution allowed by law you may make to an IRA. In 2003 and 2004 the limit is $3,000; increasing

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TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC

         PARTNERS ANNUITY ONE CONTRACT CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

in 2005 to 2007, to $4,000; and for 2008, $5,000. After 2008 the contribution amount will be indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above. These taxpayers will be permitted to contribute an additional $500 in years 2003 to 2005 and an additional $1,000 in 2006 and years thereafter). The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy the contract, you can make regular IRA contributions under the contract (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA.

   Required Provisions: Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

- You, as owner of the contract, must be the "annuitant" under the contract (except in certain cases involving the division of property under a decree of divorce);

-  Your rights as owner are non-forfeitable;

-  You cannot sell, assign or pledge the contract, other than to Pruco Life;

- The annual premium you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);

- The date on which annuity payments must begin cannot be later than the April 1st of the calendar year after the calendar year you turn age 70 1/2; and

- Death and annuity payments must meet "minimum distribution requirements" (described below).

   Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

-  A 10% "early distribution penalty" (described below);

- Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or

-  Failure to take a minimum distribution (also generally described below).

   ROTH IRAs Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

-  Contributions to a Roth IRA cannot be deducted from your gross income;

- "Qualified distributions" (generally, held for 5 tax years and payable on account of death, disability, attainment of age 59 1/2, or first time-homebuyer) from Roth IRAs are excludable from your gross income; and

- If eligible, you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

   Because the contract's minimum initial payment of $10,000 is greater than the maximum annual contribution permitted to be made to a Roth IRA, you may purchase a contract as a Roth IRA only in connection with a "rollover" or "conversion" of the proceeds of another traditional IRA, conduit IRA, SEP, SIMPLE-IRA, or Roth IRA. The Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000), and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once the contract has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law.

 56
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

MINIMUM DISTRIBUTION REQUIREMENTS AND PAYMENT OPTION

If you hold the contract under an IRA (or other tax-favored plan), IRS minimum distribution requirements must be satisfied. This means that payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount, including a new method permitted under IRS regulations released in April 2002. More information on the mechanics of this calculation is available on request. Please contact us a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% IRS penalty tax on the amount of any minimum distribution not made in a timely manner.

   You can use the Minimum Distribution option to satisfy the IRS minimum distribution requirements for this contract without either beginning annuity payments or surrendering the contract. We will send you a check for this minimum distribution amount, less any other partial withdrawals that you made during the year.

PENALTY FOR EARLY WITHDRAWALS

You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, SIMPLE-IRA (which may increase to 25%), Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. There are only limited exceptions to this tax, and you should consult your tax adviser for further details.

WITHHOLDING

Unless a distribution is an eligible rollover distribution that is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA, we will withhold at the rate of 20%. This 20% withholding does not apply to distributions from IRAs and Roth IRAs. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

- For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions; and

-  For all other distributions, we will withhold at a 10% rate.

   We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes.

ERISA DISCLOSURE/REQUIREMENTS

ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevents a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract.

   Information about any applicable fees, charges, discounts, penalties or adjustments may be found under "What are the Expenses Associated with the Strategic Partners Annuity One Contract" starting on page 45.

   Information about sales representatives and commissions may be found under "Other Information" and "Sale and Distribution of the Contract" on page 59.

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        8:


TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC

         PARTNERS ANNUITY ONE CONTRACT CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

   In addition, other relevant information required by the exemptions is contained in the contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.

SPOUSAL CONSENT RULES FOR RETIREMENT PLANS -- QUALIFIED CONTRACTS

If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

   Defined Benefit Plans, Money Purchase Pension Plans, and ERISA 403(b) Annuities. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" ("QJSA"), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a death benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" ("QPSA"). If the plan pays death benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the death benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

   Defined Contribution Plans (including 401(k) Plans). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire death benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

   IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution is not required. Upon your death, any death benefit will be paid to your designated beneficiary.

ADDITIONAL INFORMATION

For additional information about federal tax law requirements applicable to tax favored plans, see the "IRA Disclosure Statement" on page 65.

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        9:

OTHER

        INFORMATION
--------------------------------------------------------------------------------

PRUCO LIFE INSURANCE COMPANY

Pruco Life Insurance Company (Pruco Life) is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York. Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. As Pruco Life's ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life may owe under the contract.

   Pruco Life publishes annual and quarterly reports that are filed with the SEC. These reports contain financial information about Pruco Life that is annually audited by independent accountants. Pruco's Life annual report for the year ended December 31, 2002, together with subsequent periodic reports that Pruco Life files with the SEC, are incorporated by reference into this prospectus. You can obtain copies, at no cost, of any and all of this information, including the Pruco Life annual report that is not ordinarily mailed to contractholders, the more current reports and any subsequently filed documents at no cost by contacting us at the address or telephone number listed on the cover. The SEC file number for Pruco Life is 33-37587. You may read and copy any filings made by Pruco Life with the SEC at the SEC's Public Reference Room at 450 Fifth Street, Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling 1-(202) 942-8090. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.

THE SEPARATE ACCOUNT

We have established a separate account, the Pruco Life Flexible Premium Variable Annuity Account (the "separate account"), to hold the assets that are associated with the contracts. The separate account was established under Arizona law on June 16, 1995, and is registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the separate account are held in the name of Pruco Life and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. More detailed information about Pruco Life, including its audited financial statements, appears in the Statement of Additional Information.

SALE AND DISTRIBUTION OF THE CONTRACT

Prudential Investment Management Services LLC (PIMS), 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the contracts under a "best efforts" underwriting agreement with Pruco Life under which PIMS is reimbursed for its costs and expenses. PIMS is an indirect wholly-owned subsidiary of Prudential Financial, Inc. and is a limited liability corporation organized under Delaware law in 1996. It is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.

We pay the broker-dealer whose registered representatives sell the contract either:

-  a commission of up to 8% of your purchase payments; or

- a combination of a commission on purchase payments and a "trail" commission -- which is a commission determined as a percentage of your contract value that is paid periodically over the life of your contract.

The commission amount quoted above is the maximum amount which is paid. In most circumstances, the registered representative who sold the contract will receive significantly less. We will generally pay less

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        9:

OTHER INFORMATION CONTINUED

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

compensation with respect to contracts issued to customers over 80 years old.

   From time to time, Prudential or its affiliates may offer and pay non-cash compensation to registered representatives who sell the contract. For example, Prudential or an affiliate may pay for a training and education meeting that is attended by registered representatives of both Prudential-affiliated broker-dealers and independent broker-dealers. Prudential and its affiliates retain discretion as to which broker-dealers to offer non-cash (and cash) compensation arrangements, and will comply with NASD rules and other pertinent laws in making such offers and payments. Our payment of cash or non-cash compensation in connection with sales of the contract does not result directly in any additional charge to you.

LITIGATION

We are subject to legal and regulatory actions in the ordinary course of our business, including class action lawsuits. Pending legal and regulatory actions include proceedings that are specific to us and proceedings generally applicable to the businesses in which we operate. We are also subject to litigation arising out of our general business activities, such as our investments and third party contracts. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

   We have been subject to substantial regulatory actions and civil litigation, including class actions, involving individual life insurance sales practices from 1982 through 1995. As of January 31, 2003, Pruco Life has resolved those regulatory actions, its sales practices class action litigation and all of the individual sales practices actions filed by policyholders who "opted out" of the sales practices class action. Prudential has indemnified Pruco Life for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

   Pruco Life's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Pruco Life in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on Pruco Life's financial position.

ASSIGNMENT

You can assign the contract at any time during your lifetime. If you do so, we will reset the death benefit to equal the contract value on the date the assignment occurs. For details, see "What is the Death Benefit," on page 38. We will not be bound by the assignment until we receive written notice. We will not be liable for any payment or other action we take in accordance with the contract if that action occurs before we receive notice of the assignment. An assignment, like any other change in ownership, may trigger a taxable event.

   If the contract is issued under a qualified plan, there may be limitations on your ability to assign the contract. For further information please speak to your representative.

FINANCIAL STATEMENTS

The financial statements of the separate account and Pruco Life, the co-issuer of the Strategic Partners Annuity One contract, are included in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

Contents:

-  Company

-  Experts

-  Principal Underwriter

-  Allocation of Initial Purchase Payment

-  Determination of Accumulation Unit Values

-  Performance Information

-  Comparative Performance Information and Advertising

-  Federal Tax Status

-  State Specific Variations

-  Directors and Officers

-  Financial Statements

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

HOUSEHOLDING

To reduce costs, we now send only a single copy of prospectuses and shareholder reports to each consenting household, in lieu of sending a copy to each contractholder that resides in the household. If you are a member of such a household, you should be aware that you can revoke your consent to householding at any time, and begin to receive your own copy of prospectuses and shareholder reports, by calling 1-877-778-5008.

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

MARKET-VALUE
        ADJUSTMENT FORMULA
--------------------------------------------------------------------------------

MARKET-VALUE ADJUSTMENT FORMULA

GENERAL FORMULA

The formula under which Pruco Life calculates the market value adjustment applicable to a full or partial surrender, annuitization, or settlement under the market value adjustment option is set forth below. The market value adjustment is expressed as a multiplier factor. That is, the Contract Value after the market value adjustment ("MVA"), but before any withdrawal charge, is as follows: Contract Value (after MVA) = Contract Value (before MVA) X (1 +
MVA). The MVA itself is calculated as follows:
                              1 + I
                  MVA = [(-------------) to the N/12 power] -1
                          1 + J + .0025

where:  I   =    the guaranteed credited interest rate
                 (annual effective) for the given
                 contract at the time of withdrawal or
                 annuitization or settlement.
        J   =    the current credited interest rate
                 offered on new money at the time of
                 withdrawal or annuitization or
                 settlement for a guarantee period of
                 equal length to the number of whole
                 years remaining in the Contract's
                 current guarantee period plus one
                 year.
        N   =    equals the remaining number of months
                 in the contract's current guarantee
                 period (rounded up) at the time of
                 withdrawal or annuitization or
                 settlement.

PENNSYLVANIA FORMULA

We use the same MVA formula with respect to contracts issued in Pennsylvania as the general formula, except that "J" in the formula above uses an interpolated rate as the current credited interest rate. Specifically, "J" is the interpolated current credited interest rate offered on new money at the time of withdrawal, annuitization, or settlement. The interpolated value is calculated using the following formula:

            m/365 X (n + 1) year rate + (365 - m)/365 X n year rate,

where "n" equals the number of whole years remaining in the Contract's current guarantee period, and "m" equals the number of days remaining in year "n" of the current guarantee period.

INDIANA FORMULA

We use the following MVA formula for contracts issued in Indiana:
                              1 + I
                   MVA = [(-----------) to the N/12 power] -1
                               1 + J

The variables I, J and N retain the same definitions as the general formula.

MARKET VALUE ADJUSTMENT EXAMPLE

(ALL STATES EXCEPT INDIANA AND PENNSYLVANIA)

The following will illustrate the application of the Market Value Adjustment. For simplicity, surrender charges are ignored in this example.

Positive market value adjustment

- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2000 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2002. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.

- On May 1, 2002 the interest rate declared by Pruco Life for a guarantee period of 4 years (the number of whole years remaining plus 1) is 5%.

The following computations would be made:

1) Determine the Market Value Adjustment factor.

    N =  38
    I =  6% (0.06)
    J =  5% (0.05)

    The MVA factor calculation would be: [(1.06)/(1.05 + 0.0025)]to the (38/12) power -1 = 0.02274

2) Multiply the Contract Value by the factor calculated in Step 1.

                          $11,127.11 X 0.02274 = $253.03

3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.

                         $11,127.11 + $253.03 = $11,380.14

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

The MVA may not always be positive. Here is an example where it is negative.

- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2000 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2002. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.

- On May 1, 2002 the interest rate declared by Pruco Life for a guarantee period of 4 years (the number of whole years remaining plus 1) is 7%.

The following computations would be made:

1) Determine the Market Value Adjustment factor.

    N =  38
    I =  6% (0.06)
    J =  7% (0.07)

   The MVA factor calculation would be: [(1.06)/(1.07 + 0.0025)] to the (38/12) power -1 = -0.03644

2) Multiply the Contract Value by the factor calculated in Step 1.

                        $11,127.11 X (-0.03644) = -$405.47

3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.

                       $11,127.11 + (-$405.47) = $10,721.64

MARKET VALUE ADJUSTMENT EXAMPLE

(PENNSYLVANIA)

The following will illustrate the application of the Market Value Adjustment. For simplicity, surrender charges are ignored in this example.

Positive market value adjustment

- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2000 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2002. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.

- On May 1, 2002 the interest rate declared by Pruco Life for a guarantee period of 3 years (the number of whole years remaining) is 4%, and for a guarantee period of 4 years (the number of whole years remaining plus 1) is 5%.

The following computations would be made:

1) Determine the Market Value Adjustment factor.

    N =  38
    I =  6% (0.06)
    J =  [(61/365) X 0.05] + [((365-61)/365) X 0.04] =
         0.0417

   The MVA factor calculation would be: [(1.06)/(1.0417 + 0.0025)] to the (38/12) power -1 = 0.04902

2) Multiply the Contract Value by the factor calculated in Step 1.

                          $11,127.11 X 0.04902 = $545.45

3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.

                         $11,127.11 + $545.45 = $11,672.56

The MVA may not always be positive. Here is an example where it is negative.

- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2000 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2002. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.

- On May 1, 2002 the interest rate declared by Pruco Life for a guarantee period of 3 years (the number of whole years remaining) is 7%, and for a guarantee period of 4 years (the number of whole years remaining plus 1) is 8%.

The following computations would be made:

1) Determine the Market Value Adjustment factor.

    N =  38
    I =  6% (0.06)
    J =  [(61/365) X 0.08] + [((365 - 61)/365) X 0.07] =
         0.0717

   The MVA factor calculation would be: [(1.06)/(1.0717 + 0.0025)] to the (38/12) power -1 = -0.04098

2) Multiply the Contract Value by the factor calculated in Step 1.

                        $11,127.11 X (-0.04098) = -$455.99

MARKET-VALUE ADJUSTMENT FORMULA CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.

                       $11,127.11 + (-$455.99) = $10,671.12

MARKET VALUE ADJUSTMENT EXAMPLE

(INDIANA)

The following will illustrate the application of the Market Value Adjustment. For simplicity, surrender charges are ignored in this example.

Positive market value adjustment

- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2000 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2002. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.

- On May 1, 2002 the interest rate declared by Pruco Life for a guarantee period of 4 years (the number of whole years remaining plus 1) is 5%.

The following computations would be made:

1) Determine the Market Value Adjustment factor.

    N =  38
    I =  6% (0.06)
    J =  5% (0.05)

The MVA factor calculation would be: [(1.06)/(1.05)] to the (38/12) power -1 = 0.03047

2) Multiply the Contract Value by the factor calculated in Step 1.

                          $11,127.11 x 0.03047 = $339.04

3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.

                         $11,127.11 + $339.04 = $11,466.15

The MVA may not always be positive. Here is an example where it is negative.

- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2000 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2002. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.

- On May 1, 2002 the interest rate declared by Pruco Life for a guarantee period of 4 years (the number of whole years remaining plus 1) is 7%.

The following computations would be made:

1) Determine the Market Value Adjustment factor.

    N =  38
    I =  6% (0.06)
    J =  7% (0.07)

    The MVA factor calculation would be: [(1.06)/(1.07)] to the (38/12) power -1 = -0.02930

2) Multiply the Contract Value by the factor calculated in Step 1.

                        $11,127.11 X (-0.02930) = -$326.02

3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.

                       $11,127.11 + (-$326.02) = $10,801.09

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

IRA DISCLOSURE STATEMENT
--------------------------------------------------------------------------------

This statement is designed to help you understand the requirements of federal tax law which apply to your individual retirement annuity (IRA), your Roth IRA, your simplified employee pension IRA (SEP) for employer contributions, your Savings Incentive Match Plan for Employees (SIMPLE) IRA, or to one you purchase for your spouse. You can obtain more information regarding your IRA either from your sales representative or from any district office of the Internal Revenue Service. Those are federal tax law rules; state tax laws may vary.

FREE LOOK PERIOD

The annuity contract offered by this prospectus gives you the opportunity to return the contract for a refund (less any applicable federal and state income tax withholding) within 10 days (or whatever period is required by applicable state law) after it is delivered. The amount of the refund is dictated by state law. This is a more liberal provision than is required in connection with IRAs. To exercise this "free-look" provision, return the contract to the representative who sold it you or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus.

ELIGIBILITY REQUIREMENTS

IRAs are intended for all persons with earned compensation whether or not they are covered under other retirement programs. Additionally, if you have a non-working spouse (and you file a joint tax return), you may establish an IRA on behalf of your non-working spouse. A working spouse may establish his or her own IRA. A divorced spouse receiving taxable alimony (and no other income) may also establish an IRA.

CONTRIBUTIONS AND DEDUCTIONS

Contributions to your IRA will be deductible if you are not an "active participant" in an employer maintained qualified retirement plan or you have "Adjusted Gross Income" (as defined under Federal tax laws) which does not exceed the "applicable dollar limit." IRA (or SEP) contributions must be made by no later than the due date for filing your income tax return for that year, excluding extensions (generally by April 15th). For a single taxpayer, the applicable dollar limitation is $40,000 in 2003, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $40,000 -- $50,000. For married couples filing jointly, the applicable dollar limitation is $60,000, with the amount of IRA contribution which may be deducted reduced proportionately between $60,000-$70,000. There is no deduction allowed for IRA contributions when Adjusted Gross Income reaches $50,000 for individuals and $70,000 for married couples filing jointly. Income limits are scheduled to increase until 2006 for single taxpayers and 2007 for married taxpayers.

   Contributions made by your employer to your SEP are excludable from your gross income for tax purposes in the calendar year for which the amount is contributed. Certain employees who participate in a SEP will be entitled to elect to have their employer make contributions to their SEP on their behalf or to receive the contributions in cash. If the employee elects to have contributions made on the employee's behalf to the SEP, those funds are not treated as current taxable income to the employee. Elective deferrals under a SEP are limited to $12,000 in 2003, with a permitted catch-up contribution of $2,000 for individuals age 50 and above. Contribution limits and catch-up contribution limits are scheduled to increase through 2006 and are indexed for inflation thereafter. Salary-reduction SEPs (also called "SARSEPs") are available only if at least 50% of the employees elect to have amounts contributed to the SARSEP and if the employer has 25 or fewer employees at all times during the preceding year. New SARSEPs may not be established after 1996.

   The IRA maximum annual contribution is limited to the lesser of: (1) the maximum amount allowed by law, including catch-up contributions if applicable, or (2) 100% of your earned compensation. Contributions in excess of these limits may be subject to penalty. See below.

   Under a SEP agreement, the maximum annual contribution which your employer may make on your behalf to a SEP contract that is excludable from your income is the lesser of 25% of your salary or $40,000.

IRA DISCLOSURE STATEMENT CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

An employee who is a participant in a SEP agreement may make after-tax contributions to the SEP contract, subject to the contribution limits applicable to IRAs in general. Those employee contributions will be deductible subject to the deductibility rules described above.

   The maximum tax deductible annual contribution that a divorced spouse with no other income may make to an IRA is the lesser of (1) the maximum amount allowed by law, including catch-up contributions if applicable or (2) 100% of taxable alimony.

   If you or your employer should contribute more than the maximum contribution amount to your IRA or SEP, the excess amount will be considered an "excess contribution." You are permitted to withdraw an excess contribution from your IRA or SEP before your tax filing date without adverse tax consequences. If, however, you fail to withdraw any such excess contribution before your tax filing date, a 6% excise tax will be imposed on the excess for the tax year of contribution.

   Once the 6% excise tax has been imposed, an additional 6% penalty for the following tax year can be avoided if the excess is (1) withdrawn before the end of the following year, or (2) treated as a current contribution for the following year. (See Premature Distributions below for penalties imposed on withdrawal when the contribution exceeds the maximum amount allowed by law, including catch-up contributions if applicable.)

IRA FOR NON-WORKING SPOUSE

If you establish an IRA for yourself, you may also be eligible to establish an IRA for your "non-working" spouse. In order to be eligible to establish such a spousal IRA, you must file a joint tax return with your spouse and, if your non-working spouse has compensation, his/her compensation must be less than your compensation for the year. Contributions of up to the maximum amount allowed by law, including catch-up contributions if applicable, may be made to your IRA and the spousal IRA if the combined compensation of you and your spouse is at least equal to the amount contributed. If requirements for deductibility (including income levels) are met, you will be able to deduct an amount equal to the least of (i) the amount contributed to the IRAs; (ii) twice the maximum amount allowed by law, including catch-up contributions if applicable; or (iii) 100% of your combined gross income.

   Contributions in excess of the contribution limits may be subject to penalty. See page 65 under "Contributions and Deductions." If you contribute more than the allowable amount, the excess portion will be considered an excess contribution. The rules for correcting it are the same as discussed above for regular IRAs.

   Other than the items mentioned in this section, all of the requirements generally applicable to IRAs are also applicable to IRAs established for non-working spouses.

ROLLOVER CONTRIBUTION

Once every year, you are permitted to withdraw any portion of the value of your IRA or SEP and reinvest it in another IRA or bond. Withdrawals may also be made from other IRAs and contributed to this contract. This transfer of funds from one IRA to another is called a "rollover" IRA. To qualify as a rollover contribution, the entire portion of the withdrawal must be reinvested in another IRA within 60 days after the date it is received. You will not be allowed a tax-deduction for the amount of any rollover contribution.

   A similar type of rollover to an IRA can be made with the proceeds of a qualified distribution from a qualified retirement plan or tax-sheltered annuity. Properly made, such a distribution will not be taxable until you receive payments from the IRA created with it. You may later roll over such a contribution to another qualified retirement plan. (You may roll less than all of a qualified distribution into an IRA, but any part of it not rolled over will be currently includable in your income without any capital gains treatment.) Funds can also be rolled over from an IRA or SEP to another IRA or SEP or to another qualified retirement plan or 457 government plan.

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

DISTRIBUTIONS

(a) PREMATURE DISTRIBUTIONS

At no time can your interest in your IRA or SEP be forfeited. To insure that your contributions will be used for retirement, the federal tax law does not permit you to use your IRA or SEP as security for a loan. Furthermore, as a general rule, you may not sell or assign your interest in your IRA or SEP to anyone. Use of an IRA (or SEP) as security or assignment of it to another will invalidate the entire annuity. It then will be includable in your income in the year it is invalidated and will be subject to a 10% tax penalty if you are not at least age 59 1/2 or totally disabled. (You may, however, assign your IRA or SEP without penalty to your former spouse in accordance with the terms of a divorce decree.)

   You may surrender any portion of the value of your IRA (or SEP). In the case of a partial surrender which does not qualify as a rollover, the amount withdrawn will be includable in your income and subject to the 10% penalty if you are not at least age 59 1/2 or totally disabled unless you comply with special rules requiring distributions to be made at least annually over your life expectancy.

   The 10% tax penalty does not apply to the withdrawal of an excess contribution as long as the excess is withdrawn before the due date of your tax return. Withdrawals of excess contributions after the due date of your tax return will generally be subject to the 10% penalty unless the excess contribution results from erroneous information from a plan trustee making an excess rollover contribution or unless you are over age 59 1/2 or are disabled.

(b) DISTRIBUTION AFTER AGE 59 1/2

Once you have attained age 59 1/2 (or have become totally disabled), you may elect to receive a distribution of your IRA (or SEP) regardless of when you actually retire. In addition, you must commence distributions from your IRA by April 1 following the year you attain age 70 1/2. You may elect to receive the distribution under any one of the periodic payment options available under the contract. The distributions from your IRA under any one of the periodic payment options or in one sum will be treated as ordinary income as you receive them to the degree that you have made deductible contributions. If you have made both deductible and nondeductible contributions, the portion of the distribution attributable to the nondeductible contribution will be tax-free.

(c) INADEQUATE DISTRIBUTIONS--50% TAX

Your IRA or SEP is intended to provide retirement benefits over your lifetime. Thus, federal tax law requires that you either (1) receive a lump-sum distribution of your IRA by April 1 of the year following the year in which you attain age 70 1/2 or (2) start to receive periodic payments by that date. If you elect to receive periodic payments, those payments must be sufficient to pay out the entire value of your IRA during your life expectancy (or over the joint life expectancies of you and your spouse/beneficiary). The calculation method is revised under the IRS final regulations for distributions beginning in 2003. If the payments are not sufficient to meet these requirements, an excise tax of 50% will be imposed on the amount of any underpayment.

(d) DEATH BENEFITS

If you (or your surviving spouse) die before receiving the entire value of your IRA (or SEP), the remaining interest must be distributed to your beneficiary (or your surviving spouse's beneficiary) in one lump-sum by December 31st of the fifth year after your (or your surviving spouse's) death, or applied to purchase an immediate annuity for the beneficiary. This annuity must be payable over the life expectancy of the beneficiary beginning by December 31st of the year following the year after your or your spouse's death. If your spouse is the designated beneficiary, he or she is treated as the owner of the IRA. If minimum required distributions have begun, and no designated beneficiary is identified by December 31st of the year following the year of death, the entire amount must be distributed based on the life expectancy of the owner using the owner's age prior to death. A distribution of the balance of your IRA upon your death will not be considered a

IRA DISCLOSURE STATEMENT CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

gift for federal tax purposes, but will be included in your gross estate for purposes of federal estate taxes.

ROTH IRAS

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Contributions may be made to a Roth IRA by taxpayers with adjusted gross incomes of less than $160,000 for married individuals filing jointly and less than $110,000 for single individuals. Married individuals filing separately are not eligible to contribute to a Roth IRA. The maximum amount of contributions allowable for any taxable year to all IRAs maintained by an individual is generally the lesser of the maximum amount allowed by law and 100% of compensation for that year (the maximum amount allowed by law is phased out for incomes between $150,000 and $160,000 for married and between $95,000 and $110,000 for singles). The contribution limit is reduced by the amount of any contributions made to a traditional IRA. Contributions to a Roth IRA are not deductible.

   For taxpayers with adjusted gross income of $100,000 or less, all or part of amounts in a traditional IRA may be converted, transferred or rolled over to a Roth IRA. Some or all of the IRA value will typically be includable in the taxpayer's gross income. Provided a rollover contribution meets the requirements of IRAs under Section 408(d)(3) of the Code, a rollover may be made from a Roth IRA to another Roth IRA.

   UNDER SOME CIRCUMSTANCES, IT MAY NOT BE ADVISABLE TO ROLL OVER, TRANSFER OR CONVERT ALL OR PART OF A TRADITIONAL IRA TO A ROTH IRA. PERSONS CONSIDERING A ROLLOVER, TRANSFER OR CONVERSION SHOULD CONSULT THEIR OWN TAX ADVISOR.

   "Qualified distributions" from a Roth IRA are excludable from gross income. A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2;
(b) after the owner's death; (c) due to the owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings, and taxed generally in the same manner as distributions from a traditional IRA.

   Distributions from a Roth IRA need not commence at age 70 1/2. However, if the owner dies before the entire interest in a Roth IRA is distributed, any remaining interest in the contract must be distributed under the same rules applied to traditional IRAs where death occurs before the required beginning date.

REPORTING TO THE IRS

Whenever you are liable for one of the penalty taxes discussed above (6% for excess contributions, 10% for premature distributions or 50% for underpayments), you must file Form 5329 with the Internal Revenue Service. The form is to be attached to your federal income tax return for the tax year in which the penalty applies. Normal contributions and distributions must be shown on your income tax return for the year to which they relate. Beginning in January 2004, if you were at least 70 1/2 at the end of the prior year, we will indicate to you and to the IRS, on Form 5498, that your account is subject to minimum required distributions.

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

         APPENDIX

ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------

As we have indicated throughout this prospectus, the Strategic Partners Annuity One Variable Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each combination of such Contract features. Here we depict the historical unit values corresponding to the contract features bearing the highest and lowest combinations of asset-based charges during the periods September 22, 2000 to December 31, 2000, January 1, 2001 to December 31, 2001 and January 1, 2002 to December 31, 2002. From September 22, 2000 to February 3, 2002, the highest combination of asset-based charges amounted to 1.70%. From February 4, 2002 to December 31, 2002 the highest combination of asset-based charges amounted to 1.80%. The lowest combination of asset-based charges for all of these periods amounted to 1.40%. Under the version of the contracts described in this prospectus, the highest combinations of asset-based charges now amounts to 1.85%, while the lowest combination of asset-based charges remains at 1.40%. The following tables reflect data for previous versions of the contract. In the Statement of Additional Information, we set out historical unit values corresponding to the other combinations of asset-based charges available during those prior periods. You can obtain a copy of the Statement of Additional Information without charge, by calling (888) PRU-2888 or by writing to us at Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, PA 19101.

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------


ACCUMULATION UNIT VALUES: AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.40)*
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD    AT END OF PERIOD          OUTSTANDING AT END OF PERIOD
JENNISON PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $1.00269                  $0.81573                     2,804,198
         1/1/2001 to 12/31/2001                      $0.81573                  $0.65768                    13,472,779
         1/1/2002 to 12/31/2002                      $0.65768                  $0.44784                    17,750,091
         2/4/2002*** to 12/31/2002                   $0.97701                  $0.70649                     2,074,773

PRUDENTIAL EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002** to 12/31/2002                    $0.97750                  $0.78176                       610,157

PRUDENTIAL GLOBAL PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99803                  $0.87656                       371,999
         1/1/2001 to 12/31/2001                      $0.87656                  $0.71233                     2,021,873
         1/1/2002 to 12/31/2002                      $0.71233                  $0.52578                     2,853,658
         2/4/2002*** to 12/31/2002                   $0.98632                  $0.76666                       491,420

PRUDENTIAL MONEY MARKET PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $1.00040                  $1.01353                     3,827,370
         1/1/2001 to 12/31/2001                      $1.01353                  $1.04061                    28,517,423
         1/1/2002 to 12/31/2002                      $1.04061                  $1.04179                    30,407,337
         2/4/2002*** to 12/31/2002                   $1.00003                  $1.00082                     1,223,365

PRUDENTIAL STOCK INDEX PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99966                  $0.91141                     1,122,383
         1/1/2001 to 12/31/2001                      $0.91141                  $0.79064                     7,243,090
         1/1/2002 to 12/31/2002                      $0.79064                  $0.60663                    11,922,873
         2/4/2002*** to 12/31/2002                   $0.97534                  $0.78517                     2,259,907

PRUDENTIAL VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002** to 12/31/2002                    $0.97746                  $0.79350                       924,945

SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99989                  $0.92990                       612,611
         1/1/2001 to 12/31/2001                      $0.92990                  $0.75207                     2,321,220
         1/1/2002 to 12/31/2002                      $0.75207                  $0.57727                     3,164,636
         2/4/2002*** to 12/31/2002                   $0.98198                  $0.80240                       458,213

SP AIM AGGRESSIVE GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99989                  $0.85666                       599,327
         1/1/2001 to 12/31/2001                      $0.85666                  $0.63765                     1,875,278
         1/1/2002 to 12/31/2002                      $0.63765                  $0.49707                     2,447,386
         2/4/2002*** to 12/31/2002                   $0.97611                  $0.80273                       210,394

 * BASE DEATH BENEFIT

 ** COMMENCEMENT OF BUSINESS

*** VERSION OF CONTRACT FIRST OFFERED ON 2/4/2002                                               THIS CHART CONTINUES ON THE
NEXT PAGE

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.40)*
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD       AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
SP AIM CORE EQUITY INCOME PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99989                  $0.83933                       907,104
         1/1/2001 to 12/31/2001                      $0.83933                  $0.64005                     4,254,778
         1/1/2002 to 12/31/2002                      $0.64005                  $0.53519                     4,851,632
         2/4/2002*** to 12/31/2002                   $0.98416                  $0.85696                       309,138

SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99989                  $0.85233                     1,254,905
         1/1/2001 to 12/31/2001                      $0.85233                  $0.71906                     5,750,267
         1/1/2002 to 12/31/2002                      $0.71906                  $0.48794                     6,976,552
         2/4/2002*** to 12/31/2002                   $0.96941                  $0.72083                       743,529
SP ALLIANCE TECHNOLOGY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99989                  $0.75990                     1,305,959
         1/1/2001 to 12/31/2001                      $0.75990                  $0.56163                     2,243,267
         1/1/2002 to 12/31/2002                      $0.56163                  $0.32494                     2,590,099
         2/4/2002*** to 12/31/2002                   $0.97074                  $0.60245                        40,621

SP BALANCED ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99989                  $0.98004                     1,201,198
         1/1/2001 to 12/31/2001                      $0.98004                  $0.91008                    13,774,348
         1/1/2002 to 12/31/2002                      $0.91008                  $0.79270                    22,825,268
         2/4/2002*** to 12/31/2002                   $0.98743                  $0.89088                     4,569,334

SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99989                  $1.00456                       831,559
         1/1/2001 to 12/31/2001                      $1.00456                  $0.98804                    12,182,545
         1/1/2002 to 12/31/2002                      $0.98804                  $0.91698                    19,460,197
         2/4/2002*** to 12/31/2002                   $0.99058                  $0.93899                     3,739,863

SP DAVIS VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99989                  $1.01293                     3,263,900
         1/1/2001 to 12/31/2001                      $1.01293                  $0.89451                    17,121,317
         1/1/2002 to 12/31/2002                      $0.89451                  $0.74364                    21,195,077
         2/4/2002*** to 12/31/2002                   $0.97724                  $0.86688                     2,962,070

SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99989                  $0.94430                       727,420
         1/1/2001 to 12/31/2001                      $0.94430                  $0.72585                     4,573,063
         1/1/2002 to 12/31/2002                      $0.72585                  $0.59296                     6,199,295
         2/4/2002*** to 12/31/2002                   $0.99846                  $0.85393                       823,568



 * BASE DEATH BENEFIT

 ** COMMENCEMENT OF BUSINESS

*** VERSION OF CONTRACT FIRST OFFERED ON 2/4/2002                                               THIS CHART CONTINUES ON THE
NEXT PAGE

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.40)*
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD       AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
SP GROWTH ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99989                  $0.95179                     1,422,198
         1/1/2001 to 12/31/2001                      $0.95179                  $0.82679                    10,013,607
         1/1/2002 to 12/31/2002                      $0.82679                  $0.67465                    15,695,966
         2/4/2002*** to 12/31/2002                   $0.98366                  $0.84346                     3,092,708

SP INVESCO SMALL COMPANY GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99989                  $0.83474                       441,462
         1/1/2001 to 12/31/2001                      $0.83474                  $0.68188                     2,522,640
         1/1/2002 to 12/31/2002                      $0.68188                  $0.46899                     2,932,746
         2/4/2002*** to 12/31/2002                   $0.97561                  $0.72521                       544,296
SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99989                  $0.84672                       943,082
         1/1/2001 to 12/31/2001                      $0.84672                  $0.53757                     4,590,254
         1/1/2002 to 12/31/2002                      $0.53757                  $0.41046                     5,579,681
         2/4/2002*** to 12/31/2002                   $0.99603                  $0.80285                       424,766

SP LARGE CAP VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99989                  $1.04410                       557,079
         1/1/2001 to 12/31/2001                      $1.04410                  $0.94081                     4,822,405
         1/1/2002 to 12/31/2002                      $0.94081                  $0.77601                     7,324,154
         2/4/2002*** to 12/31/2002                   $0.97731                  $0.83825                     1,061,212

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99989                  $0.91251                       810,786
         1/1/2001 to 12/31/2001                      $0.91251                  $0.69040                     2,722,542
         1/1/2002 to 12/31/2002                      $0.69040                  $0.48564                     3,368,105
         2/4/2002*** to 12/31/2002                   $0.96821                  $0.74461                       243,813

SP MID CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99989                  $0.97366                     1,181,291
         1/1/2001 to 12/31/2001                      $0.97366                  $0.75936                     4,194,730
         1/1/2002 to 12/31/2002                      $0.75936                  $0.40193                     5,093,082
         2/4/2002*** to 12/31/2002                   $0.95936                  $0.58443                       756,328

SP PIMCO HIGH YIELD PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99989                  $1.01546                       722,150
         1/1/2001 to 12/31/2001                      $1.01546                  $1.04100                     7,856,471
         1/1/2002 to 12/31/2002                      $1.04100                  $1.02813                     9,066,653
         2/4/2002*** to 12/31/2002                   $0.99887                  $0.98184                     1,529,066



 * BASE DEATH BENEFIT

 ** COMMENCEMENT OF BUSINESS

*** VERSION OF CONTRACT FIRST OFFERED ON 2/4/2002                                               THIS CHART CONTINUES ON THE
NEXT PAGE

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.40)*
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD       AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
SP PIMCO TOTAL RETURN PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99989                  $1.04774                     1,448,492
         1/1/2001 to 12/31/2001                      $1.04774                  $1.12247                    18,070,959
         1/1/2002 to 12/31/2002                      $1.12247                  $1.21092                    23,310,960
         2/4/2002*** to 12/31/2002                   $1.00358                  $1.06613                     6,564,425

SP PRUDENTIAL US EMERGING GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99989                  $0.83561                     1,515,243
         1/1/2001 to 12/31/2001                      $0.83561                  $0.67759                     6,095,282
         1/1/2002 to 12/31/2002                      $0.67759                  $0.45382                     8,181,551
         2/4/2002*** to 12/31/2002                   $0.96873                  $0.71988                       794,585
SP SMALL/MID CAP VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99989                  $1.10899                     1,013,389
         1/1/2001 to 12/31/2001                      $1.10899                  $1.12776                     5,986,116
         1/1/2002 to 12/31/2002                      $1.12776                  $0.95217                     8,420,757
         2/4/2002*** to 12/31/2002                   $0.98396                  $0.84988                     2,200,257

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99989                  $0.79227                       693,204
         1/1/2001 to 12/31/2001                      $0.79227                  $0.66171                     3,503,249
         1/1/2002 to 12/31/2002                      $0.66171                  $0.48778                     4,108,519
         2/4/2002*** to 12/31/2002                   $0.97345                  $0.77240                       272,093

JANUS ASPEN SERIES--GROWTH PORTFOLIO SERVICE SHARES
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $1.00400                  $0.83038                     1,473,096
         1/1/2001 to 12/31/2001                      $0.83038                  $0.61510                     4,870,436
         1/1/2002 to 12/31/2002                      $0.61510                  $0.44459                     5,096,340
         2/4/2002*** to 12/31/2002                   $0.97419                  $0.74968                       287,219

 * BASE DEATH BENEFIT
 ** COMMENCEMENT OF BUSINESS
*** VERSION OF CONTRACT FIRST OFFERED ON 2/4/2002

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------


ACCUMULATION UNIT VALUES:
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.70)*
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD    AT END OF PERIOD          OUTSTANDING AT END OF PERIOD
JENNISON PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $1.00266                  $0.81505                     4,493,317
         1/1/2001 to 12/31/2001                      $0.81505                  $0.65525                    18,580,183
         1/1/2002 to 12/31/2002                      $0.65525                  $0.44488                    23,361,642
         2/4/2002*** to 12/31/2002                   $0.97698                  $0.70460                     3,489,541

PRUDENTIAL EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002** to 12/31/2002                    $0.97747                  $0.77957                       953,353

PRUDENTIAL GLOBAL PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99801                  $0.87590                       436,450
         1/1/2001 to 12/31/2001                      $0.87590                  $0.70961                     2,884,282
         1/1/2002 to 12/31/2002                      $0.70961                  $0.52224                     3,815,417
         2/4/2002*** to 12/31/2002                   $0.98629                  $0.76460                       632,886

PRUDENTIAL MONEY MARKET PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $1.00038                  $1.01298                     3,183,106
         1/1/2001 to 12/31/2001                      $1.01298                  $1.03708                    17,605,242
         1/1/2002 to 12/31/2002                      $1.03708                  $1.03529                    20,261,707
         2/4/2002*** to 12/31/2002                   $1.00001                  $0.99820                     7,735,441

PRUDENTIAL STOCK INDEX PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99963                  $0.91059                       849,860
         1/1/2001 to 12/31/2001                      $0.91059                  $0.78747                     8,065,181
         1/1/2002 to 12/31/2002                      $0.78747                  $0.60247                    12,033,767
         2/4/2002*** to 12/31/2002                   $0.97531                  $0.78297                     3,594,789

PRUDENTIAL VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002** to 12/31/2002                    $0.97743                  $0.79137                       952,004

SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99986                  $0.92916                     1,073,826
         1/1/2001 to 12/31/2001                      $0.92916                  $0.74916                     3,546,887
         1/1/2002 to 12/31/2002                      $0.74916                  $0.57340                     4,412,377
         2/4/2002*** to 12/31/2002                   $0.98196                  $0.80023                     1,363,991

SP AIM AGGRESSIVE GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99986                  $0.85596                       898,874
         1/1/2001 to 12/31/2001                      $0.85596                  $0.63522                     3,045,738
         1/1/2002 to 12/31/2002                      $0.63522                  $0.49375                     4,079,956
         2/4/2002*** to 12/31/2002                   $0.97609                  $0.80046                       507,067



 * GMDB GREATER OF ROLL UP OR STEP-UP, AND GMDB ROLL UP OR STEP-UP AND CONTRACT WITH CREDIT
 ** COMMENCEMENT OF BUSINESS
*** VERSION OF CONTRACT FIRST OFFERED ON 2/4/2002                                               THIS CHART CONTINUES ON THE
  NEXT PAGE

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.70)*
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD       AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
SP AIM CORE EQUITY INCOME PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99986                  $0.83861                     1,337,786
         1/1/2001 to 12/31/2001                      $0.83861                  $0.63760                     5,822,149
         1/1/2002 to 12/31/2002                      $0.63760                  $0.53161                     6,220,983
         2/4/2002*** to 12/31/2002                   $0.98414                  $0.85470                       534,666

SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99986                  $0.85163                     1,592,163
         1/1/2001 to 12/31/2001                      $0.85163                  $0.71633                     8,117,901
         1/1/2002 to 12/31/2002                      $0.71633                  $0.48468                    10,393,972
         2/4/2002*** to 12/31/2002                   $0.96938                  $0.71891                     1,351,694

SP ALLIANCE TECHNOLOGY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99986                  $0.75927                     2,337,710
         1/1/2001 to 12/31/2001                      $0.75927                  $0.55947                     4,812,766
         1/1/2002 to 12/31/2002                      $0.55947                  $0.32275                     5,700,986
         2/4/2002*** to 12/31/2002                   $0.97072                  $0.60084                       157,707

SP BALANCED ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99986                  $0.97922                     1,836,214
         1/1/2001 to 12/31/2001                      $0.97922                  $0.90679                    18,809,220
         1/1/2002 to 12/31/2002                      $0.90679                  $0.78749                    30,044,437
         2/4/2002*** to 12/31/2002                   $0.98740                  $0.88845                     8,586,292

SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99986                  $1.00374                       288,927
         1/1/2001 to 12/31/2001                      $1.00374                  $0.98439                    10,395,749
         1/1/2002 to 12/31/2002                      $0.98439                  $0.91103                    15,264,982
         2/4/2002*** to 12/31/2002                   $0.99055                  $0.93640                     6,136,137

SP DAVIS VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99986                  $1.01213                     3,194,985
         1/1/2001 to 12/31/2001                      $1.01213                  $0.89127                    21,617,427
         1/1/2002 to 12/31/2002                      $0.89127                  $0.73878                    26,427,460
         2/4/2002*** to 12/31/2002                   $0.97221                  $0.86447                     4,429,558

SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99986                  $0.94350                       752,798
         1/1/2001 to 12/31/2001                      $0.94350                  $0.72306                     6,757,406
         1/1/2002 to 12/31/2002                      $0.72306                  $0.58896                     8,246,093
         2/4/2002*** to 12/31/2002                   $0.99844                  $0.85162                     1,760,378



 * GMDB GREATER OF ROLL UP OR STEP-UP, AND GMDB ROLL UP OR STEP-UP AND CONTRACT WITH CREDIT
 ** COMMENCEMENT OF BUSINESS
*** VERSION OF CONTRACT FIRST OFFERED ON 2/4/2002                                               THIS CHART CONTINUES ON THE
  NEXT PAGE

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.70)*
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD       AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
SP GROWTH ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99986                  $0.95105                     1,300,041
         1/1/2001 to 12/31/2001                      $0.95105                  $0.82369                    17,314,002
         1/1/2002 to 12/31/2002                      $0.82369                  $0.67004                    25,198,431
         2/4/2002*** to 12/31/2002                   $0.98363                  $0.84121                     8,259,878

SP INVESCO SMALL COMPANY GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99986                  $0.83404                       782,539
         1/1/2001 to 12/31/2001                      $0.83404                  $0.67926                     3,991,681
         1/1/2002 to 12/31/2002                      $0.67926                  $0.46578                     4,962,139
         2/4/2002*** to 12/31/2002                   $0.97558                  $0.72319                       647,683

SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99986                  $0.84597                     1,178,408
         1/1/2001 to 12/31/2001                      $0.84597                  $0.53544                     6,127,723
         1/1/2002 to 12/31/2002                      $0.53544                  $0.40766                     7,545,235
         2/4/2002*** to 12/31/2002                   $0.99601                  $0.80064                     1,013,026

SP LARGE CAP VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99986                  $1.04325                       305,406
         1/1/2001 to 12/31/2001                      $1.04325                  $0.93729                     5,030,228
         1/1/2002 to 12/31/2002                      $0.93729                  $0.77078                     7,773,411
         2/4/2002*** to 12/31/2002                   $0.97728                  $0.83592                     1,893,068

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99986                  $0.91177                       690,992
         1/1/2001 to 12/31/2001                      $0.91177                  $0.68787                     3,167,301
         1/1/2002 to 12/31/2002                      $0.68787                  $0.48243                     3,528,858
         2/4/2002*** to 12/31/2002                   $0.96819                  $0.74266                       415,620

SP MID CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99986                  $0.97285                     1,175,567
         1/1/2001 to 12/31/2001                      $0.97285                  $0.75655                     5,759,019
         1/1/2002 to 12/31/2002                      $0.75655                  $0.39925                     7,287,557
         2/4/2002*** to 12/31/2002                   $0.95934                  $0.58278                     1,587,489

SP PIMCO HIGH YIELD PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99986                  $1.01459                       444,968
         1/1/2001 to 12/31/2001                      $1.01459                  $1.03690                     6,272,409
         1/1/2002 to 12/31/2002                      $1.03690                  $1.02112                     8,434,688
         2/4/2002*** to 12/31/2002                   $0.99885                  $0.97913                     3,687,930



 * GMDB GREATER OF ROLL UP OR STEP-UP, AND GMDB ROLL UP OR STEP-UP AND CONTRACT WITH CREDIT
 ** COMMENCEMENT OF BUSINESS
*** VERSION OF CONTRACT FIRST OFFERED ON 2/4/2002                                               THIS CHART CONTINUES ON THE
  NEXT PAGE

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.70)*
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD       AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
SP PIMCO TOTAL RETURN PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99986                  $1.04684                       793,489
         1/1/2001 to 12/31/2001                      $1.04684                  $1.11822                    17,147,878
         1/1/2002 to 12/31/2002                      $1.11822                  $1.20285                    28,256,991
         2/4/2002*** to 12/31/2002                   $1.00355                  $1.06315                    13,541,884

SP PRUDENTIAL US EMERGING GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99986                  $0.83496                     1,729,790
         1/1/2001 to 12/31/2001                      $0.83496                  $0.67514                     7,641,248
         1/1/2002 to 12/31/2002                      $0.67514                  $0.45086                    10,406,229
         2/4/2002*** to 12/31/2002                   $0.96871                  $0.71792                     1,252,294

SP SMALL/MID CAP VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99986                  $1.10805                       866,330
         1/1/2001 to 12/31/2001                      $1.10805                  $1.12346                     6,562,121
         1/1/2002 to 12/31/2002                      $1.12346                  $0.94585                     9,585,670
         2/4/2002*** to 12/31/2002                   $0.98393                  $0.84758                     3,090,770

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99986                  $0.79161                       997,234
         1/1/2001 to 12/31/2001                      $0.79161                  $0.65929                     3,749,277
         1/1/2002 to 12/31/2002                      $0.65929                  $0.48451                     4,556,334
         2/4/2002*** to 12/31/2002                   $0.97342                  $0.77024                       474,559

JANUS ASPEN SERIES--GROWTH PORTFOLIO SERVICE SHARES
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $1.00397                  $0.82976                     1,295,174
         1/1/2001 to 12/31/2001                      $0.82976                  $0.61281                     4,290,126
         1/1/2002 to 12/31/2002                      $0.61281                  $0.44152                     4,661,577
         2/4/2002*** to 12/31/2002                   $0.97417                  $0.74773                       494,202

 * GMDB GREATER OF ROLL UP OR STEP-UP, AND GMDB ROLL UP OR STEP-UP AND CONTRACT WITH CREDIT
 ** COMMENCEMENT OF BUSINESS
*** VERSION OF CONTRACT FIRST OFFERED ON 2/4/2002

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES:
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.80)*, **
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD    AT END OF PERIOD          OUTSTANDING AT END OF PERIOD
JENNISON PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                      $ 0.97697                 $ 0.70404                    3,450,602

PRUDENTIAL EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                      $ 0.97747                 $ 0.77888                      725,818

PRUDENTIAL GLOBAL PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                      $ 0.98628                 $ 0.76397                      931,954

PRUDENTIAL MONEY MARKET PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                      $ 1.00000                 $ 0.99705                    7,056,377

PRUDENTIAL STOCK INDEX PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                      $ 0.97531                 $ 0.78234                    2,610,229

PRUDENTIAL VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                      $ 0.97743                 $ 0.79064                    1,420,530

SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                      $ 0.98195                 $ 0.79951                      804,367

SP AIM AGGRESSIVE GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                      $ 0.97608                 $ 0.79994                      513,944

SP AIM CORE EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                      $ 0.98413                 $ 0.85392                      334,119

SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                      $ 0.96937                 $ 0.71821                    1,027,592

SP ALLIANCE TECHNOLOGY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                      $ 0.97071                 $ 0.60027                      245,867

SP BALANCED ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                      $ 0.98740                 $ 0.88776                    9,912,976

SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                      $ 0.99055                 $ 0.93552                    8,653,694

SP DAVIS VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                      $ 0.97220                 $ 0.86377                    3,598,104

SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                      $ 0.99843                 $ 0.85088                    1,437,758

SP GROWTH ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                      $ 0.98362                 $ 0.84047                   10,846,528



 * GMDB GREATER OF ROLL UP OR STEP-UP AND CONTRACT WITH CREDIT

** VERSION OF CONTRACT FIRST OFFERED ON 2/4/2002

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.80)*, **
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD       AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
SP INVESCO SMALL COMPANY GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                      $ 0.97557                 $ 0.72253                      647,876

SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                      $ 0.99600                 $ 0.80005                      801,609

SP LARGE CAP VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                      $ 0.97727                 $ 0.83524                    1,348,763

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                      $ 0.96818                 $ 0.74196                      409,181

SP MID CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                      $ 0.95933                 $ 0.58236                    1,254,363
SP PIMCO HIGH YIELD PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                      $ 0.99884                 $ 0.97831                    4,341,711

SP PIMCO TOTAL RETURN PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                      $ 1.00354                 $ 1.06230                   11,976,408

SP PRUDENTIAL US EMERGING GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                      $ 0.96870                 $ 0.71719                    1,233,087

SP SMALL/MID CAP VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                      $ 0.98392                 $ 0.84686                    3,227,651

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                      $ 0.97341                 $ 0.76958                      425,562

JANUS ASPEN SERIES--GROWTH PORTFOLIO SERVICE SHARES
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                      $ 0.97416                 $ 0.74702                      489,739

 * GMDB GREATER OF ROLLUP OR STEP-UP AND CONTRACT WITH CREDIT.
** VERSION OF CONTRACT FIRST OFFERED ON 2/4/2002

                       This page intentionally left blank

PART III PROSPECTUSES
--------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTIONS

                       This page intentionally left blank

STRATEGIC PARTNERS(SM)
PLUS 3
VARIABLE ANNUITY
--------------------------------------------------------------------------------
PROSPECTUS: MAY 1, 2003

THIS PROSPECTUS DESCRIBES AN INDIVIDUAL VARIABLE ANNUITY CONTRACT OFFERED BY PRUCO LIFE INSURANCE COMPANY (PRUCO LIFE). PRUCO LIFE IS A WHOLLY-OWNED SUBSIDIARY OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA.

THE FUNDS
------------------------------------------------------------

Strategic Partners Plus offers a wide variety of investment choices, including 35 variable investment options that invest in mutual funds managed by these leading asset managers:

PRUDENTIAL INVESTMENTS LLC
JENNISON ASSOCIATES LLC
A I M CAPITAL MANAGEMENT, INC.
ALLIANCE CAPITAL MANAGEMENT, L.P.
CALAMOS ASSET MANAGEMENT, INC.
DAVIS ADVISORS
DEUTSCHE ASSET MANAGEMENT INVESTMENT SERVICES LIMITED
EVERGREEN INVESTMENT MANAGEMENT COMPANY
FIDELITY MANAGEMENT & RESEARCH COMPANY
GE ASSET MANAGEMENT, INCORPORATED
INVESCO FUNDS GROUP, INC.
JANUS CAPITAL MANAGEMENT LLC
MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS)
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (PIMCO)
SALOMON BROTHERS ASSET MANAGEMENT INC.

You may choose between two basic versions of Strategic Partners Plus. One version, the Contract With Credit, provides for a bonus credit that we add to each purchase payment you make. If you choose this version of Strategic Partners Plus, some charges and expenses may be higher than if you choose the version without the credit. Those higher charges could exceed the amount of the credit under some circumstances, particularly if you withdraw purchase payments within a few years of making those purchase payments.

PLEASE READ THIS PROSPECTUS
------------------------------------------------------------

Please read this prospectus before purchasing a Strategic Partners Plus variable annuity contract, and keep it for future reference. Current prospectuses for the underlying mutual funds accompany this prospectus. These prospectuses contain important information about the mutual funds. Please read these prospectuses and keep them for reference as well. The Risk Factors section relating to the market value adjustment option appears on page 14 of this prospectus.

TO LEARN MORE ABOUT STRATEGIC PARTNERS PLUS
------------------------------------------------------------

To learn more about the Strategic Partners Plus variable annuity, you can request a copy of the Statement of Additional Information (SAI) dated May 1, 2003. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. Pruco Life also files other reports with the SEC. All of these filings can be reviewed and copied at the SEC's offices, and can also be obtained from the SEC's Public Reference Section, 450 5th Street N.W., Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. The SEC maintains a Web site (http://www.sec.gov) that contains the Strategic Partners Plus SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is on Page 61 of this prospectus.

FOR A FREE COPY OF THE SAI CALL US AT:
------------------------------------------------------------

- (888) PRU-2888 or write to us at:

- Prudential Annuity Service Center
  P.O. Box 7960
  Philadelphia, PA 19101

THE SEC HAS NOT DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE. INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN STRATEGIC PARTNERS PLUS IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

STRATEGIC PARTNERS(SM) IS A SERVICE MARK OF THE PRUDENTIAL INSURANCE COMPANY OF
AMERICA                                                                    P2360

CONTENTS
--------------------------------------------------------------------------------

                                       PART I: STRATEGIC PARTNERS PLUS PROSPECTUS
                                       ------------------------------------------------------------

                                       SUMMARY
                                       -------
                                                Glossary...........................................      6
                                                Summary............................................     10
                                                Risk Factors.......................................     14
                                                Summary of Contract Expenses.......................     15
                                                Expense Examples...................................     18

                                       PART II: STRATEGIC PARTNERS PLUS PROSPECTUS
                                       ------------------------------------------------------------

                                       SECTIONS 1-9
                                       ------------------------------------------------------------

                                           Section 1: What is the Strategic Partners Plus Variable
                                             Annuity?..............................................     24
                                                Short Term Cancellation Right or "Free Look".......     25

                                           Section 2: What Investment Options Can I Choose?........     26
                                                Variable Investment Options........................     26
                                                Fixed Interest Rate Options........................     27
                                                Market Value Adjustment Option.....................     28
                                                Transfers Among Options............................     30
                                                Market Timing......................................     30
                                                Other Available Features...........................     31
                                                Voting Rights......................................     31
                                                Substitution.......................................     32

                                           Section 3: What Kind of Payments Will I Receive During
                                             the Income Phase? (Annuitization).....................     33
                                                Payment Provisions Without the Guaranteed Minimum
                                                  Income Benefit...................................     33
                                                    Option 1: Annuity Payments for a Fixed
                                                      Period.......................................     33
                                                    Option 2: Life Income Annuity Option...........     33
                                                    Option 3: Interest Payment Option..............     33
                                                    Other Annuity Options..........................     34
                                                    Tax Considerations.............................     34
                                                Guaranteed Minimum Income Benefit..................     34
                                                    GMIB Option 1 -- Single Life Payout Option.....     35
                                                    GMIB Option 2 -- Joint Life Payout Option......     35
                                                Income Appreciator Benefit.........................     36

                                           Section 4: What is the Death Benefit?...................     38
                                                Beneficiary........................................     38
                                                Calculation of the Death Benefit...................     38
                                                Guaranteed Minimum Death Benefit...................     38
                                                Special Rules If Joint Owners......................     39
                                                Payout Options.....................................     39
                                                Earnings Appreciator Benefit.......................     40
                                                Spousal Continuance Benefit........................     41

                                           Section 5: How Can I Purchase a Strategic Partners Plus
                                             Contract?.............................................     43
                                                Purchase Payments..................................     43
                                                Allocation of Purchase Payments....................     43
                                                Credits............................................     43
                                                Calculating Contract Value.........................     44

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
                                           Section 6: What are the Expenses Associated with the
                                             Strategic Partners Plus Contract?.....................     45
                                                Insurance and Administrative Cost..................     45
                                                Earnings Appreciator Benefit Charge................     45
                                                Guaranteed Minimum Income Benefit Charge...........     46
                                                Income Appreciator Benefit Charge..................     46
                                                Contract Maintenance Charge........................     47
                                                Withdrawal Charge..................................     47
                                                Waiver of Withdrawal Charges.......................     48
                                                Taxes Attributable to Premium......................     48
                                                Transfer Fee.......................................     49
                                                Company Taxes......................................     49
                                                Underlying Mutual Fund Fees........................     49
                                           Section 7: How Can I Access My Money?...................     50
                                                Withdrawals During the Accumulation Phase..........     50
                                                Automated Withdrawals..............................     50
                                                Income Appreciator Benefit Options During the
                                                  Accumulation Phase...............................     50
                                                Suspension of Payments or Transfers................     52
                                           Section 8: What are the Tax Considerations Associated
                                             with the Strategic Partners Plus Contract?............     53
                                                Contracts Owned by Individuals (Not Associated with
                                                  Tax-Favored Retirement Plans)....................     53
                                                Contracts Held by Tax-Favored Plans................     55
                                           Section 9: Other Information............................     59
                                                Pruco Life Insurance Company.......................     59
                                                The Separate Account...............................     59
                                                Sale and Distribution of the Contract..............     59
                                                Litigation.........................................     60
                                                Assignment.........................................     60
                                                Financial Statements...............................     60
                                                Statement of Additional Information................     61
                                                Householding.......................................     61
                                                Market Value Adjustment Formula....................     62
                                                IRA Disclosure Statement...........................     65
                                           Appendix................................................     69
                                                Accumulation Unit Values...........................     69

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                                       PART III: PROSPECTUSES
                                       ----------------------

                                       VARIABLE INVESTMENT OPTIONS
                                       ---------------------------

                                        THE PRUDENTIAL SERIES FUND, INC.

                                        EVERGREEN VARIABLE ANNUITY TRUST

                                        JANUS ASPEN SERIES


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PART I SUMMARY
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STRATEGIC PARTNERS PLUS PROSPECTUS

                                                                               5
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                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

GLOSSARY
--------------------------------------------------------------------------------
WE HAVE TRIED TO MAKE THIS PROSPECTUS AS EASY TO READ AND UNDERSTAND AS POSSIBLE. BY THE NATURE OF THE CONTRACT, HOWEVER, CERTAIN TECHNICAL WORDS OR TERMS ARE UNAVOIDABLE. WE HAVE IDENTIFIED THE FOLLOWING AS SOME OF THESE WORDS OR TERMS.

ACCUMULATION PHASE

The period that begins with the contract date (which we define below) and ends when you start receiving income payments, or earlier if the contract is terminated through a full withdrawal or payment of a death benefit.

ADJUSTED CONTRACT VALUE

When you begin receiving income payments, the value of your contract minus any charge we impose for premium taxes.

ANNUITANT

The person whose life determines the amount of income payments that we will pay. If the annuitant dies before the annuity date, the co-annuitant (if any) becomes the annuitant if the contract's requirements for changing the annuity date are met. If, upon the death of the annuitant, there is no surviving co-annuitant, and the owner is not the annuitant, then the owner becomes the annuitant.

ANNUITY DATE

The date when income payments are scheduled to begin.

BENEFICIARY

The person(s) or entity you have chosen to receive a death benefit.

CONTRACT DATE

The date on which we credit your initial purchase payment. We will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment and all necessary paperwork in good order at the Prudential Annuity Service Center. Contract anniversaries are measured from the contract date. A contract year starts on the contract date or on a contract anniversary.

CONTRACT OWNER, OWNER, OR YOU

The person entitled to the ownership rights under the contract.

CONTRACT VALUE

This is the total value of your contract, equal to the sum of the values of your investment in each investment option you have chosen. Your contract value will go up or down based on the performance of the investment options you choose.

CONTRACT WITH CREDIT

A version of the annuity contract that provides for a bonus credit with each purchase payment that you make and has higher withdrawal charges and insurance and administrative costs than the Contract Without Credit.

CONTRACT WITHOUT CREDIT

A version of the annuity contract that does not provide a credit and has lower withdrawal charges and insurance and administrative costs than the Contract With Credit.

CREDIT

If you choose the Contract With Credit, this is the bonus amount that we allocate to your account each time you make a purchase payment. The amount of the credit is a percentage of the purchase payment. Bonus credits generally are not recaptured once the free look period expires. Our reference in the preceding sentence to "generally are not recaptured" refers to the fact that we have the contractual right to deduct, from the death benefit we pay, the amount of any credit corresponding to a purchase payment made within one year of death.

DEATH BENEFIT

If the sole owner dies, or if jointly owned, the first to die of the owner or joint owner, the beneficiary you designate will receive, at a minimum, the total amount invested, reduced by withdrawals or a potentially greater amount related to market appreciation. The guaranteed minimum death benefit is available for an additional charge.

DOLLAR COST AVERAGING FIXED RATE OPTION (DCA FIXED RATE OPTION)

An investment option that offers a fixed rate of interest for a selected period during which periodic transfers are

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                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

automatically made to selected variable investment options or to the one-year fixed rate option. We guarantee your money will earn at least 3% while it is allocated to this option. Payments you allocate to the DCA Fixed Rate Option become part of Pruco Life's general assets until they are transferred.

EARNINGS APPRECIATOR BENEFIT (EAB)

An optional feature available for an additional charge that may provide a supplemental death benefit based on earnings under the contract.

FIXED INTEREST RATE OPTIONS

Investment options that offer a fixed rate of interest for either a one-year period (fixed rate option) or a selected period during which periodic transfers are made to selected variable investment options or to the one-year fixed rate option (dollar cost averaging fixed rate option).

GMDB PROTECTED VALUE

The guaranteed amount of the guaranteed minimum death benefit, which may equal the GMDB roll-up value, the GMDB step-up value, or the greater of the two. The protected value will be subject to certain age restrictions and time durations, however it will still increase by subsequent invested purchase payments and reduce by withdrawals.

GMDB ROLL-UP

We may use the GMDB roll-up value to compute the GMDB protected value of the guaranteed minimum death benefit.

     The GMDB roll-up is equal to the invested purchase payments compounded daily at an effective annual interest rate of 5% (if the sole owner or the older of the owner and joint owner is less than 80 years old on the contract date) or 3% (if the sole owner or the older of the owner and joint owner is between 80 and 85 years old on the contract date) starting on the date that each invested purchase payment is made, reduced by withdrawals.

GMDB STEP-UP

We may use the GMDB step-up value to compute the GMDB protected value of the guaranteed minimum death benefit.

     If the sole owner or the older of the owner and joint owner is less than age 80 on the contract date, the GMDB step-up before the first contract anniversary is the initial invested purchase payment increased by subsequent invested purchase payments and reduced by the effect of withdrawals. The GMDB step-up on each contract anniversary will be the greater of the previous GMDB step-up and the contract value as of such contract anniversary. Between contract anniversaries, the GMDB step-up will be increased by invested purchase payments and reduced by the effect of withdrawals.

     If the sole owner or the older of the owner and joint owner is between age 80 and 85 on the contract date, the GMDB step-up before the third contract anniversary is the sum of invested purchase payments, reduced by the effect of withdrawals. On the third contract anniversary the GMDB step-up will be adjusted to the greater of the then current GMDB step-up or the contract value as of that contract anniversary.

GMIB PROTECTED VALUE

We may use the GMIB protected value to calculate annuity payments should you annuitize under the guarantee minimum income benefit.

     The value is calculated daily and is equal to the GMIB roll-up, until the GMIB roll-up either reaches its cap or if we stop applying the annual interest rate based on the age of the annuitant, number of contract anniversaries or number of years since last GMIB reset. At such point, the GMIB protected value will be increased by any subsequent invested purchase payments, reduced by withdrawals. You may elect to reset your GMIB protected value to equal your contract value twice over the life of the contract.

GMIB ROLL-UP

We will use GMIB roll-up value to compute the GMIB protected value of the guaranteed minimum income benefit. The GMIB roll-up is equal to the invested purchase payments compounded daily at an effective annual interest rate of 5% starting on the date each invested purchase payment is made, subject to a 200% cap, and reduced by withdrawals.

GOOD ORDER

An instruction received at the Prudential Annuity Service Center, utilizing such forms, signatures and dating as we

                                                                               7
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GLOSSARY CONTINUED
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                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

require, which is sufficiently clear that we do not need to exercise any discretion to follow such instructions.

GUARANTEED MINIMUM DEATH BENEFIT (GMDB)

An optional feature available for an additional charge, which guarantees that the death benefit that the beneficiary receives will be no less than a certain GMDB protected value. Depending upon the terms of your contract, the protected value for the guaranteed minimum death benefit may equal the GMDB roll-up value, the GMDB step-up value, or the larger of the two.

GUARANTEED MINIMUM INCOME BENEFIT (GMIB)

An optional feature available for an additional charge that guarantees that the income payments you receive during the income phase will be no less than a certain GMIB protected value applied to the GMIB guaranteed annuity purchase rates.

GUARANTEE PERIOD

A period of time during which your invested purchase payment in the market value adjustment option earns interest at the declared rate. We will make available one or more of the following guarantee periods: 1 year (currently available only as a renewal option), 2 years, 3 years, 4 years, 5 years, 6 years, 7 years, 8 years, 9 years, and 10 years.

IAB AUTOMATIC WITHDRAWAL PAYMENT PROGRAM

A series of payments consisting of a portion of your contract value and income appreciator benefit paid to you in equal installments over a 10 year period, which you may choose, if you elect to receive the income appreciator benefit during the accumulation phase.

IAB CREDIT

An amount we add to your contract value that is credited in equal installments over a 10 year period, which you may choose, if you elect to receive the income appreciator benefit during the accumulation phase.

INCOME APPRECIATOR BENEFIT (IAB)

An optional feature that may be available for an additional charge that may provide a supplemental income benefit based on earnings under the contract.

INCOME OPTIONS

Options under the contract that define the frequency and duration of income payments. In your contract, we also refer to these as payout or annuity options.

INCOME PHASE

The period in which you receive income payments under the contract.

INVESTED PURCHASE PAYMENTS

Your purchase payments less any deduction we make for any premium or other tax charge.

JOINT OWNER

The person named as the joint owner, who shares ownership rights with the owner as defined in the contract. A joint owner may be the owner's spouse, but need not be.

MARKET VALUE ADJUSTMENT

An adjustment to your contract value or withdrawal proceeds that is based on the relationship between interest you are currently earning within the market value adjustment option and prevailing interest rates. This adjustment may be positive or negative.

MARKET VALUE ADJUSTMENT OPTION

An investment option that offers guarantee periods pays a fixed rate of interest with respect to each guarantee period. We impose a market value adjustment on withdrawals or transfers that you make from this option prior to the end of a guarantee period.

NET PURCHASE PAYMENTS

Your total purchase payments less any withdrawals you have made.

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                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

PRUDENTIAL ANNUITY SERVICE CENTER

For general correspondence: P.O. Box 7960, Philadelphia, PA 19101. For express overnight mail: 2101 Welsh Road, Dresher, PA 19025. The telephone number is 888-PRU-2888. Prudential's Web site is www.prudential.com.

PURCHASE PAYMENTS

The amount of money you pay us to purchase the contract. With some restrictions, you can make additional purchase payments at any time during the accumulation phase.

SEPARATE ACCOUNT

We hold your purchase payments allocated to the variable investment options in a separate account called the Pruco Life Flexible Premium Variable Annuity Account. The separate account is set apart from all of the general assets of Pruco Life.

STATEMENT OF ADDITIONAL INFORMATION

A document containing certain additional information about the Strategic Partners Plus variable annuity. We have filed the Statement of Additional Information with the Securities and Exchange Commission and it is legally a part of this prospectus. To learn how to obtain a copy of the Statement of Additional Information, see the front cover of this prospectus.

TAX DEFERRAL

This is a way to increase your assets without currently being taxed. Generally, you do not pay taxes on your contract earnings until you take money out of your contract. You should be aware that tax favored plans (such as IRAs) already provide tax deferral regardless of whether they invest in annuity contracts. See "What Are the Tax Considerations Associated with the Strategic Partners Plus Contract," on page 53.

VARIABLE INVESTMENT OPTION

When you choose a variable investment option, we purchase shares of the underlying mutual fund that are held as an investment for that option. We hold these shares in the separate account. The division of the separate account of Pruco Life that invests in a particular mutual fund is referred to in your contract as a subaccount.

                                                                               9
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                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

SUMMARY FOR SECTIONS 1-9
--------------------------------------------------------------------------------

FOR A MORE COMPLETE DISCUSSION OF THE FOLLOWING TOPICS, SEE THE CORRESPONDING
SECTION IN PART II OF THE PROSPECTUS.

SECTION 1
WHAT IS THE STRATEGIC PARTNERS PLUS VARIABLE ANNUITY?

The Strategic Partners Plus variable annuity is a contract between you, the owner, and us, the insurance company, Pruco Life Insurance Company (Pruco Life, we or us). The contract allows you to invest on a tax-deferred basis in one or more of 35 variable investment options, two fixed interest rate options, and the market value adjustment option. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit.

   There are two basic versions of the Strategic Partners Plus variable annuity.

Contract With Credit.

- provides for a bonus credit that we add to each purchase payment that you make,

- has higher withdrawal charges and insurance and administrative costs than the Contract Without Credit,

- may provide lower interest rates for fixed and market value adjustment options than the Contract Without Credit.

- may provide fewer available market value adjustment guarantee periods than the Contract Without Credit.

Contract Without Credit.

-  does not provide a credit,

- has lower withdrawal charges and insurance and administrative costs than the Contract With Credit.

- may provide higher interest rates for fixed and market value adjustment options than the Contract With Credit.

- may provide more available market value adjustment guarantee periods than the Contract With Credit.

   The variable investment options available under the contract offer the opportunity for a favorable return. However, this is NOT guaranteed. It is possible, due to market changes, that your investments may decrease in value.

   The fixed interest rate options offer a guaranteed interest rate. While your money is allocated to one of these options, your principal amount will not decrease and we guarantee that your money will earn at least a minimum interest rate annually.

   Under the market value adjustment option, while your money remains in the contract for the full guarantee period, your principal amount is guaranteed and the interest amount that your money will earn is guaranteed by us to always be at least 3%.

   Payments allocated to the fixed interest rate options become part of Pruco Life's general assets. Payments allocated to the market value adjustment option are held as a separate pool of assets, but the income, gains or losses experienced by these assets are not directly credited or charged against the contracts. As a result, the strength of our guarantees under these options is based on the overall financial strength of Pruco Life.

   You can invest your money in any or all of the variable investment options, the fixed interest rate options and one or more guarantee periods available under the market value adjustment option. You may make up to 12 free transfers each contract year among the variable investment options. Certain restrictions apply to transfers involving the fixed interest rate options.

   The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase.

- During the accumulation phase, any earnings grow on a tax-deferred basis and are generally only taxed as income when you make a withdrawal.

- The income phase starts when you begin receiving regular payments from your contract.

   The amount of money you are able to accumulate in your contract during the accumulation phase will help determine the amount you will receive during the income phase. Other factors will affect the amount of your payments, such as age, gender, and the payout option you select.

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                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

   The contract offers a choice of income and death benefit options, which may also be available to you.

   There are certain state variations to this contract that are referred to in this prospectus. Please see the Statement of Additional Information (SAI) and your contract for further information on these and other variations.

   If you change your mind about owning Strategic Partners Plus, you may cancel your contract within 10 days after receiving it (or whatever period is required under applicable state law). We call this the "Free Look" period.

SECTION 2
WHAT INVESTMENT OPTIONS CAN I CHOOSE?

You can invest your money in any or all of the following variable investment options:

The Prudential Series Fund, Inc.

   Jennison Portfolio (domestic equity)

   Prudential Equity Portfolio

   Prudential Global Portfolio

   Prudential Money Market Portfolio

   Prudential Stock Index Portfolio

   Prudential Value Portfolio (domestic equity)

   SP Aggressive Growth Asset Allocation Portfolio

   SP AIM Aggressive Growth Portfolio

   SP AIM Core Equity Portfolio

   SP Alliance Large Cap Growth Portfolio

   SP Alliance Technology Portfolio

   SP Balanced Asset Allocation Portfolio

   SP Conservative Asset Allocation Portfolio

   SP Davis Value Portfolio

   SP Deutsche International Equity Portfolio

   SP Growth Asset Allocation Portfolio

   SP INVESCO Small Company Growth Portfolio

   SP Jennison International Growth Portfolio

   SP Large Cap Value Portfolio

   SP MFS Capital Opportunities Portfolio (domestic and foreign equity)

   SP Mid Cap Growth Portfolio
       (formerly SP MFS Mid-Cap Growth Portfolio)

   SP PIMCO High Yield Portfolio

   SP PIMCO Total Return Portfolio

   SP Prudential U.S. Emerging Growth Portfolio

   SP Small/Mid Cap Value Portfolio

   SP Strategic Partners Focused Growth Portfolio

Evergreen Variable Annuity Trust

   Evergreen VA Blue Chip Fund

   Evergreen VA Capital Growth Fund

   Evergreen VA Foundation Fund

       (domestic balance/equity and fixed income)

   Evergreen VA Global Leaders

       (international and global growth/equity)

   Evergreen VA Growth Fund

   Evergreen VA Masters Fund

       (domestic growth/all cap/equity)

   Evergreen VA Omega Fund

       (domestic growth/all cap/equity)

   Evergreen VA Small Cap Value Fund

Janus Aspen Series

   Growth Portfolio -- Service Shares

   Depending upon market conditions, you may earn or lose money in any of these options. The value of your contract will fluctuate depending upon the performance of the underlying mutual fund portfolios used by the variable investment options that you choose. Performance information for the variable investment options appears in the SAI. Past performance is not a guarantee of future results.

   Two guaranteed fixed interest rate options are also available:

- The one-year fixed interest rate option offers a base interest rate that is guaranteed by us for one year, and will always be at least between 1.5% to 3% per year depending on your state's applicable law. We may also offer a higher interest rate on each purchase payment allocated to this option for the first year after the payment.

- The dollar cost averaging fixed rate option offers an interest rate that is guaranteed by us for a selected period during which we make periodic transfers from this option to the variable investment options you select or to the one-year fixed interest rate option. We guarantee that the interest rate for the dollar cost averaging fixed rate option will always be at least 3% per year.

   You may also invest your money in a market value adjustment option. You can allocate purchase payments or transfer contract value to one or more guarantee

                                                                              11
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SUMMARY FOR SECTIONS 1-9 CONTINUED
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                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

periods available under the market value adjustment option. Available guarantee periods will include one or more of the following: 1 year (currently available only as a renewal option), 2 years, 3 years, 4 years, 5 years, 6 years, 7 years, 8 years, 9 years and 10 years in length. We may offer fewer available guarantee periods in the Contract With Credit than in the Contract Without Credit. Allocations or transfers must be at least $1,000. This option is not available for contracts issued in some states. Please see your contract.

SECTION 3
WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE? (ANNUITIZATION)

If you want to receive regular income from your annuity, you can choose one of several options, including guaranteed payments for the annuitant's lifetime. Generally, once you begin receiving regular payments, you cannot change your payment plan.

   For an additional fee, you may also choose, if it is available under your contract, the guaranteed minimum income benefit and the income appreciator benefit. The guaranteed minimum income benefit guarantees that once the income period begins, your income payments will be no less than a value calculated by a certain "GMIB protected value" applied to the GMIB guaranteed annuity purchase rates. The income appreciator benefit may provide an additional income amount during the accumulation phase or upon annuitization. See "What Kind Of Payments Will I Receive During the Income Phase" on page 33.

SECTION 4
WHAT IS THE DEATH BENEFIT?

In general, if the sole owner or first-to-die of the owner or joint owner dies before the income phase of the contract begins, the person(s) or entity that you have chosen as your beneficiary will receive, at a minimum, the greater of (i) the contract value, (ii) either the base death benefit or, for a higher insurance and administrative cost, a potentially larger guaranteed minimum death benefit. The base death benefit equals the total invested purchase payments proportionally reduced by withdrawals. The guaranteed minimum death benefit is equal to a "GMDB protected value" that depends upon which of the following guaranteed minimum death benefit options you choose:

- the highest value of the contract on any contract anniversary, which we call the "GMDB step-up value;"

- the total amount you invest increased by a guaranteed rate of return, which we call the "GMDB roll-up value;" or

-  the greater of the GMDB step-up value or GMDB roll-up value.

On the date we receive due proof of death, in lieu of paying a death benefit, we will allow the surviving spouse to continue the contract by exercising the Spousal Continuance Benefit, if in addition to certain other conditions:

(1) there is only one owner of the contract and there is only one beneficiary who is the owner's spouse; or

(2) there are an owner and joint owner of the contract, and the owner's spouse is both the joint owner and the beneficiary under the contract.

This benefit is described on page 41.

   Depending upon the terms of your contract, not all guaranteed death benefit options may be available. See "What is the Death Benefit" on page 38.

   For an additional fee, you may also choose, if it is available in your contract, the earnings appreciator supplemental death benefit, which provides a benefit payment upon the death of the sole owner or first to die of the owner or joint owner during the accumulation period.

SECTION 5
HOW CAN I PURCHASE A STRATEGIC PARTNERS PLUS CONTRACT?

Under most circumstances, you can purchase this contract with a minimum initial purchase payment of $10,000. In most states and subject to some conditions, you can make additional purchase payments of $500 or more at any time during the accumulation phase of the contract. Your representative can help you fill out the proper forms. The Contract With Credit provides for the allocation of a credit with each purchase payment.

 12
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                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

   You may purchase this contract only if you are age 85 or younger. Certain age limits apply to certain features and benefits described herein.

SECTION 6
WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC PARTNERS PLUS CONTRACT?

The contract has insurance features and investment features, both of which have related costs and charges.

- Each year or upon full surrender we deduct a contract maintenance charge of $35 if your contract value is less than $75,000 (or 2% of your contract value, if that amount is less than $35). We do not impose the contract maintenance charge if your contract value is $75,000 or more. We may impose lesser charges in certain states.

- For insurance and administrative costs, we also deduct a daily charge based on the average daily value of all assets allocated to the variable investment options, depending on the death benefit option that you choose. The daily cost is equivalent to an annual charge, as follows:

   --  1.40% if you do not choose the guaranteed minimum death benefit,

   -- 1.65% if you choose the roll-up or step-up guaranteed minimum death benefit option, and

   -- 1.75% if you choose the guaranteed minimum death benefit option of the greater of the roll-up or step-up.

  We impose an additional insurance and administrative cost of 0.10% annually for the Contract With Credit.

- We will deduct an additional charge if you choose the earnings appreciator benefit supplemental death benefit. We deduct this charge from your contract value on the contract anniversary and upon certain other events. The charge for this benefit is based on an annual rate of 0.30% of your contract value.

- We will deduct an additional charge if you choose the guaranteed minimum income benefit. We deduct this annual charge from your contract value on the contract anniversary and upon certain other events. The charge for this benefit is equal to 0.45% of the GMIB protected value. (In some states we will calculate this fee on a different basis, but it will not be higher than 0.45% of GMIB protected value. Further, in some states this charge is 0.30%. See your contract for details.)

- We will deduct an additional charge if you choose the income appreciator benefit. We deduct this charge from your contract value on the contract anniversary and upon certain other events. The charge for this benefit is based on an annual rate of 0.25% of your contract value.

- A few states and jurisdictions assess a premium tax when you begin receiving regular income payments from your annuity. In those states, we will assess the required premium tax charge, which can range up to 3.5% of your contract value.

- There are also expenses associated with the mutual funds. For 2002, the fees of these funds ranged on an annual basis from 0.37% to 3.00% of fund assets, which are reduced by expense reimbursements or waivers to .37% to 1.30%. These reimbursements or waivers may be terminated at any time.

- If you withdraw money (or you begin the income phase) less than seven contract anniversaries after making a purchase payment, then you may have to pay a withdrawal charge on all or part of the withdrawal. This charge ranges from 1-7% for the Contract Without Credit and 5-8% for the Contract With Credit. (In certain states reduced withdrawal charges may apply for certain ages. Your contract contains the applicable charges.)

   For more information, including details about other possible charges under the contract, see "Summary of Contract Expenses" on page 15 and "What Are The Expenses Associated With The Strategic Partners Plus Contract?" on page 45.

SECTION 7
HOW CAN I ACCESS MY MONEY?

You may withdraw money at any time during the accumulation phase. If you do so, however, you may be

SUMMARY FOR SECTIONS 1-9 CONTINUED
--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

subject to income tax and, if you make a withdrawal prior to age 59 1/2, an additional tax penalty as well. For the Contract Without Credit, if you withdraw money less than seven contract anniversaries after making a purchase payment, we may impose a withdrawal charge ranging from 1-7%. For the version of the Contract With Credit, we may impose a withdrawal charge ranging from 5-8%. (In certain states reduced withdrawal charges may apply for certain ages. Your contract contains the applicable charges.)

   Under the market value adjustment option, you will be subject to a market value adjustment if you make a withdrawal or transfer from the option prior to the end of a guarantee period.

SECTION 8
WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC PARTNERS PLUS CONTRACT?

Your earnings are generally not taxed until you withdraw them. If you take money out during the accumulation phase, the tax laws first treat the withdrawal as a withdrawal of earnings, which are taxed as ordinary income. If you are younger than age 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings in addition to ordinary taxation. A portion of the payments you receive during the income phase is considered a return of your original investment and therefore will not be taxable as income. Generally, all amounts withdrawn from an Individual Retirement Annuity (IRA) contract (excluding Roth IRAs) prior to age 59 1/2 are taxable and subject to the 10% penalty.

SECTION 9
OTHER INFORMATION

This contract is issued by Pruco Life Insurance Company (Pruco Life), a subsidiary of The Prudential Insurance Company of America, and sold by registered representatives of affiliated and unaffiliated broker/dealers.

RISK FACTORS

There are various risks associated with an investment in the market value adjustment option that we summarize below.

   ISSUER RISK. Your market value adjustment option is issued by Pruco Life, and thus is backed by the financial strength of that company. If Pruco Life were to experience significant financial adversity, it is possible that Pruco Life's ability to pay interest and principal under the market value adjustment option could be impaired.

   RISKS RELATED TO CHANGING INTEREST RATES. You do not participate directly in the investment experience of the bonds and other instruments that Pruco Life holds to support the market value adjustment option. Nonetheless, the market value adjustment formula (which is detailed in the appendix to this prospectus) reflects the effect that prevailing interest rates have on those bonds and other instruments. If you need to withdraw your money during a period in which prevailing interest rates have risen above their level when you made your purchase, you will experience a "negative" market value adjustment. When we impose this market value adjustment, it could result in the loss of both the interest you have earned and a portion of your purchase payments. Thus, before you commit to a particular guarantee period, you should consider carefully whether you have the ability to remain invested throughout the guarantee period. In addition, we cannot, of course, assure you that the market value adjustment option will perform better than another investment that you might have made.

   RISKS RELATED TO THE WITHDRAWAL CHARGE. We impose withdrawal charges under the variable annuities that offer the market value adjustment option as a companion option. If you anticipate needing to withdraw your money prior to the end of a guarantee period, you should be prepared to pay the withdrawal charge that we will impose.

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

SUMMARY OF CONTRACT EXPENSES
--------------------------------------------------------------------------------

THE PURPOSE OF THIS SUMMARY IS TO HELP YOU TO UNDERSTAND THE COSTS AND EXPENSES YOU WILL PAY FOR STRATEGIC PARTNERS PLUS. THE FOLLOWING TABLES DESCRIBE THE MAXIMUM FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

For more detailed information, including additional information about current and maximum charges, see "What Are The Expenses Associated With The Strategic Partners Plus Contract?" on page 45. For more detailed expense information about the underlying mutual funds, please refer to the individual fund prospectuses, which you will find attached at the back of this prospectus. Historical unit values appear in the appendix to this prospectus.

                       CONTRACTOWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE(1)
-----------------------------------------------
     NUMBER OF
     CONTRACT        CONTRACT       CONTRACT
ANNIVERSARIES SINCE    WITH         WITHOUT
 PURCHASE PAYMENT     CREDIT         CREDIT
-------------------  ---------   --------------
         0              8%             7%
         1              8%             6%
         2              8%             5%
         3              8%             4%
         4              7%             3%
         5              6%             2%
         6              5%             1%
         7              0%             0%
                        --             --

MAXIMUM TRANSFER FEE
-------------------------------------------------------------
         Each transfer after 12(2)                   $30.00


1: Each contract year, you may withdraw a specified amount of your contract value without incurring a withdrawal charge. We will waive the withdrawal fee if we pay a death benefit or under certain other circumstances. See "Withdrawal Charge" on page 47. In certain states reduced withdrawal charges may apply for certain ages under the Contract with Credit. Your contract contains the applicable charges.

2: Currently we charge $25 for each transfer after the twelfth in a contract year. We can raise that charge up to a maximum of $30, as shown in the above table, but have no current intention to do so. We will not charge you for transfers made in connection with Dollar Cost Averaging and Auto-Rebalancing and do not count them toward the limit of 12 free transfers per year.

SUMMARY OF CONTRACT EXPENSES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

The next table describes the fees and expenses you will pay periodically during the time that you own the contract, not including underlying mutual fund fees and expenses.


MAXIMUM CONTRACT MAINTENANCE CHARGE AND CONTRACT CHARGE UPON FULL
WITHDRAWAL(3)
--------------------------------------------------------------------------
                                                                 $  60

INSURANCE AND ADMINISTRATIVE EXPENSES
--------------------------------------------------------------------------
         AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE ALLOCATED
        TO VARIABLE INVESTMENT OPTIONS
         Base Death Benefit:                                      1.40%
         Guaranteed Minimum Death Benefit Option--Roll-Up or
        Step-Up:                                                  1.65%
         Guaranteed Minimum Death Benefit Option--Greater of
        Roll-Up or Step-Up:                                       1.75%
         Additional Charge for Contract With Credit(4)            0.10%

ANNUAL GUARANTEED MINIMUM INCOME BENEFIT CHARGE AND CHARGE UPON CERTAIN
WITHDRAWALS(5)
--------------------------------------------------------------------------
         AS A PERCENTAGE OF GMIB PROTECTED VALUE                  0.45%

ANNUAL INCOME APPRECIATOR BENEFIT CHARGE AND CHARGE UPON CERTAIN
WITHDRAWALS(6)
--------------------------------------------------------------------------
         AS A PERCENTAGE OF CONTRACT VALUE                        0.25%

ANNUAL EARNINGS APPRECIATOR BENEFIT CHARGE AND CHARGE UPON CERTAIN
TRANSACTIONS(7)
--------------------------------------------------------------------------
         AS A PERCENTAGE OF CONTRACT VALUE                        0.30%

3: As shown in the table above, we have the right to assess a fee of up to $60 annually and at the time of full withdrawal. We currently assess a fee of $35 against contracts valued less than $75,000 (or 2% of contract value, if less).

4: We impose this additional charge of 0.10% on the Contract With Credit, irrespective of which death benefit option you choose.

5: We impose this charge only if you choose the guaranteed minimum income benefit. In some states this charge is 0.30%, see your contract for details. See "Guaranteed Minimum Income Benefit," on page 34. This charge is equal to 0.45% of the GMIB protected value, which is calculated daily and generally is equal to the GMIB roll-up value. Subject to certain age or duration restrictions, the roll-up value is the total of all invested purchase payments compounded daily at an effective annual rate of 5.0%, subject to a 200% cap. Withdrawals reduce both the roll-up value and the cap. The reduction is equal to the amount of the withdrawal for the first 5% of the roll-up value, calculated as of the latest contract anniversary (or contract date). The amount of the withdrawal in excess of 5% of the roll-up value further reduces the roll-up value and cap proportionally to the additional reduction in contract value after the first 5% withdrawal occurs. See "Effect of Withdrawals" on page 35. We assess this fee each contract anniversary and when you begin the income phase of your contract. We also assess this fee if you make a full withdrawal, but prorate the fee to reflect a partial rather than full year. If you make a partial withdrawal, we will assess the prorated fee if the remaining contract value after the withdrawal would be less than the amount of the prorated fee; otherwise we will not assess the fee at that time.

6: We impose this charge only if you choose the income appreciator benefit. The charge for this benefit is based on an annual rate of 0.25% of your contract value. The income appreciator benefit charge is calculated: on each contract anniversary, on the annuity date, upon the death of the sole owner or first to die of the owner or joint owner prior to the annuity date, upon a full or partial withdrawal, and upon a subsequent purchase payment. The fee is based on the contract value at the time of the calculation, and is prorated based on the portion of the contract year since the date that the charge was last calculated. Although it may be calculated more often, it is deducted only: on each contract anniversary, on the annuity date, upon the death of the sole owner or first to die of the owner or joint owners prior to the annuity date, upon a full withdrawal, and upon a partial withdrawal if the contract value remaining after such partial withdrawal is not enough to cover the then-applicable charge. We reserve the right to calculate and deduct the fee more frequently than annually, such as quarterly.

7: We impose this charge only if you choose the earnings appreciator benefit. The charge for this benefit is based on an annual rate of 0.30% of your contract value. Although the charge may be calculated more often, it is deducted only: on each contract anniversary, on the annuity date, upon the death of the sole owner or first to die of the owner or joint owner prior to the annuity date, upon a full withdrawal, and upon a partial withdrawal if the contract value remaining after such partial withdrawal is not enough to cover the then-applicable earnings appreciator charge. We reserve the right to calculate and deduct the fee more frequently than annually, such as quarterly.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

The next item shows the minimum and maximum total operating expenses charged by the underlying mutual funds that you may pay periodically during the time that you own the contract. More detail concerning each underlying mutual fund's fees and expenses is contained in the prospectus for each underlying mutual fund. The minimum and maximum total operating expenses depicted below are based on historical fund expenses for the year ended December 31, 2002. Fund expenses are not fixed or guaranteed by the Strategic Partners Plus contract, and may vary from year to year.

TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES (expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)

                                                              MINIMUM   MAXIMUM
                                                              --------  --------
Total Annual Underlying Mutual Fund Operating Expenses          0.37%     3.00%


* Actual expenses for the mutual funds are lower due to any expense reimbursements or waivers. Expense reimbursements or waivers are voluntary and may be terminated at any time. The minimum and maximum expenses, with expense reimbursements are 0.37% and 1.30%, respectively.

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

EXPENSE EXAMPLES
--------------------------------------------------------------------------------

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND UNDERLYING MUTUAL FUND FEES AND EXPENSES.

THE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUMES THE MAXIMUM FEES AND EXPENSES OF ANY OF THE MUTUAL FUNDS, WHICH DO NOT REFLECT ANY EXPENSE REIMBURSEMENTS OR WAIVERS. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE AS INDICATED IN THE TABLES THAT FOLLOW.

EXAMPLE 1a: Contract With Credit: Greater of Roll-up or Step-up Guaranteed Minimum Death Benefit; Guaranteed Minimum Income Benefit; Earnings Appreciator Benefit, Income Appreciator Benefit, and You Withdraw All Your Assets

This example assumes that:

-  You invest $10,000 in the Contract With Credit;

- You choose a Guaranteed Minimum Death Benefit that provides the greater of the step-up or roll-up death benefit;

-  You choose the Guaranteed Minimum Income Benefit;

-  You choose the Earnings Appreciator Benefit;

-  You choose the Income Appreciator Benefit;

- You allocate all of your assets to only one of the variable investment options having the maximum total operating expenses;

-  The investment has a 5% return each year;

-  The mutual fund's total operating expenses remain the same each year; and

-  You withdraw all your assets at the end of the indicated period.

EXAMPLE 1b: Contract With Credit: Greater of Roll-up or Step-up Guaranteed Minimum Death Benefit, Guaranteed Minimum Income Benefit, Earnings Appreciator Benefit, Income Appreciator Benefit, and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 1a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

EXAMPLE 2a: Contract Without Credit: Greater of Roll-up or Step-up Guaranteed Minimum Death Benefit, Guaranteed Minimum Income Benefit, Earnings Appreciator Benefit, Income Appreciator Benefit, and You Withdraw All Your Assets

This example makes exactly the same assumptions as Example 1a except that it assumes that you invest in the version of the Contract Without Credit

EXAMPLE 2b: Contract Without Credit: Greater of Roll-up or Step-up Guaranteed Minimum Death Benefit, Guaranteed Minimum Income Benefit, Earnings Appreciator Benefit, Income Appreciator Benefit and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 2a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

EXAMPLE 3a: Contract With Credit: Base Death Benefit, and You Withdraw All Your Assets

This example assumes that:

-  You invest $10,000 in the Contract With Credit;

- You do not choose a Guaranteed Minimum Death Benefit, Earnings Appreciator Benefit, Guaranteed Minimum Income Benefit, and Income Appreciator Benefit;

- You allocate all of your assets to the variable investment option having the maximum total operating expenses;

-  The investment has a 5% return each year;

-  The mutual fund's total operating expenses remain the same each year; and;

-  You withdraw all your assets at the end of the indicated period.

EXAMPLE 3b: Contract With Credit: Base Death Benefit, and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 3a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

EXPENSE EXAMPLES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

EXAMPLE 4a: Contract Without Credit: Base Death Benefit, and You Withdraw All Your Assets

This example makes exactly the same assumptions as Example 3a except that it assumes that you invest in the version of the Contract Without Credit.

EXAMPLE 4b: Contract Without Credit: Base Death Benefit, and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 4a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

NOTES FOR EXPENSE EXAMPLES:

THESE EXAMPLES DO NOT SHOW PAST OR
FUTURE EXPENSES. ACTUAL EXPENSES
MAY BE HIGHER OR LOWER. THESE
EXAMPLES DO NOT DEPICT EVERY
POSSIBLE COMBINATION OF CHARGES
UNDER THE CONTRACTS.

The values shown in the 10 year
column are the same for Example 4a
and Example 4b, the same for
Example 3a and 3b, the same for
Example 2a and 2b, and the same for
Example 1a and 1b. This is because
if 10 years have elapsed since your
last purchase payment, we would no
longer deduct withdrawal charges
when you make a withdrawal or begin
the income phase of your contract.
Examples 1a, 1b, 3a and 3b reflect
the maximum withdrawal charges, in
certain states reduced withdrawal
charges may apply for certain ages.

The examples use an average
contract maintenance charge, which
we calculated based on our estimate
of the total contract fees we
expect to collect. Based on these
estimates, the contract maintenance
charge is included as an annual
charge of 0.035% of contract value.

Your actual fees will vary based on
the amount of your contract and
your specific allocation among the
investment options.

A table of accumulation unit values
of interests in each variable
investment option appears in the
Appendix.

The examples do not reflect premium
taxes. We may apply a charge for
premium taxes depending on what
state you live in.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

CONTRACT WITH CREDIT: GREATER OF ROLL-UP OR STEP-UP GUARANTEED MINIMUM
DEATH BENEFIT OPTION; GUARANTEED MINIMUM INCOME BENEFIT; EARNINGS
APPRECIATOR BENEFIT; INCOME APPRECIATOR BENEFIT
---------------------------------------------------------------------------------------------------------------------------
                                                    EXAMPLE 1a:                         EXAMPLE 1b:
                                                    IF YOU WITHDRAW YOUR ASSETS         IF YOU DO NOT WITHDRAW YOUR ASSETS
                                                    -----------------------------------------------------------------------
                                                     1 YR    3 YRS    5 YRS    10 YRS   1 YR     3 YRS     5 YRS    10 YRS
                                                    $1,160   $2,044   $2,853   $4,534   $437    $1,322    $2,221    $4,534


CONTRACT WITHOUT CREDIT: GREATER OF ROLL-UP OR STEP-UP GUARANTEED MINIMUM
DEATH BENEFIT OPTION; GUARANTEED MINIMUM INCOME BENEFIT; EARNINGS
APPRECIATOR BENEFIT; INCOME APPRECIATOR BENEFIT
---------------------------------------------------------------------------------------------------------------------------
                                                     EXAMPLE 2a:                         EXAMPLE 2b:
                                                     IF YOU WITHDRAW YOUR ASSETS         IF YOU DO NOT WITHDRAW YOUR ASSETS
                                                     ----------------------------------------------------------------------
                                                      1 YR    3 YRS    5 YRS    10 YRS   1 YR    3 YRS     5 YRS    10 YRS
                                                     $1,040   $1,692   $2,360   $4,277   $410    $1,242   $2,090    $4,277


CONTRACT WITH CREDIT: BASE DEATH BENEFIT
------------------------------------------------------------------------------------------------------------------------------
                                                        EXAMPLE 3a:                         EXAMPLE 3b:
                                                        IF YOU WITHDRAW YOUR ASSETS         IF YOU DO NOT WITHDRAW YOUR ASSETS
                                                        ----------------------------------------------------------------------
                                                         1 YR    3 YRS    5 YRS    10 YRS   1 YR    3 YRS     5 YRS    10 YRS
                                                        $1,021   $1,636   $2,188   $3,288   $298     $914    $1,556    $3,288


CONTRACT WITHOUT CREDIT: BASE DEATH BENEFIT
---------------------------------------------------------------------------------------------------------------------------
                                                       EXAMPLE 4a:                       EXAMPLE 4b:
                                                       IF YOU WITHDRAW YOUR ASSETS       IF YOU DO NOT WITHDRAW YOUR ASSETS
                                                       --------------------------------------------------------------------
                                                       1 YR   3 YRS    5 YRS    10 YRS   1 YR    3 YRS     5 YRS    10 YRS
                                                       $907   $1,299   $1,717   $3,066   $277     $849    $1,447    $3,066

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 22

PART II SECTIONS 1-9
--------------------------------------------------------------------------------
STRATEGIC PARTNERS PLUS PROSPECTUS

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        1:
WHAT IS THE STRATEGIC PARTNERS PLUS

        VARIABLE ANNUITY?
--------------------------------------------------------------------------------

THE STRATEGIC PARTNERS PLUS VARIABLE ANNUITY IS A CONTRACT BETWEEN YOU, THE OWNER, AND US, PRUCO LIFE INSURANCE COMPANY (PRUCO LIFE, WE OR US).

Under our contract, in exchange for your payment to us, we promise to pay you a guaranteed income stream that can begin any time on or after the third contract anniversary. Your annuity is in the accumulation phase until you decide to begin receiving annuity payments. The date you begin receiving annuity payments is the annuity date. On the annuity date, your contract switches to the income phase.

   This annuity contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you withdraw money from your contract. (If you hold the annuity contract in a tax-favored plan such as an IRA, that plan generally provides tax deferral even without investing in an annuity contract.)

   There are two basic versions of Strategic Partners Plus variable annuity.

Contract With Credit.

- provides for a bonus credit that we add to each purchase payment that you make,

- has higher withdrawal charges and insurance and administrative costs than the Contract Without Credit,

- may provide a lower interest rate for fixed and market value adjustment options than the Contract Without Credit.

- may provide fewer available market value adjustment guarantee periods than the Contract Without Credit.

Contract Without Credit.

-  does not provide a credit,

- has lower withdrawal charges and insurance and administrative costs than the Contract With Credit,

- may provide a higher interest rate for fixed and market value adjustment options than the Contract With Credit.

- may provide more available market value adjustment guarantee periods than the Contract With Credit.

   Unless we state otherwise, when we use the word contract, it applies to both versions.

   Because of the higher withdrawal charges, if you choose the Contract With Credit and you withdraw a purchase payment, depending upon the performance of the investment options you choose, you may be worse off than if you had chosen the Contract Without Credit. We do not recommend purchase of either version of Strategic Partners Plus if you anticipate having to withdraw a significant amount of your purchase payments within a few years of making those purchase payments.

   Strategic Partners Plus is a variable annuity contract. This means that during the accumulation phase, you can allocate your assets among 35 variable investment options, two guaranteed fixed interest rate options and a market value adjustment option. If you select variable investment options, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the underlying mutual funds associated with those variable investment options. Because the mutual funds' portfolios fluctuate in value depending upon market conditions, your contract value can either increase or decrease. This is important, since the amount of the annuity payments you receive during the income phase depends upon the value of your contract at the time you begin receiving payments.

   As mentioned above, two guaranteed fixed interest rate options are available:

- The one-year fixed interest rate option offers a base interest rate that is guaranteed by us for one year and will always be at least a minimum interest rate per year between 1.5% to 3% depending on your state's applicable law. We may also offer a higher interest rate on each purchase payment allocated to this option for the first year after the payment.

- The dollar cost averaging fixed rate option offers an interest rate that is guaranteed by us for a selected

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

   period during which periodic transfers are made to selected variable investment options and/or to the one-year fixed interest rate option. We guarantee your money will earn at least 3% while it is allocated to this option.

   Additionally, you may allocate purchase payments or transfer contract value to the market value adjustment option. Under this option, we will offer one or more of the following guarantee periods: 1 year (currently available only as a renewal option), 2 years, 3 years, 4 years, 5 years, 6 years, 7 years, 8 years, 9 years, and 10 years in length. However, we will not allow purchase payments or transfers into a guarantee period unless that guarantee period offers 3% annual interest or greater.

   As the owner of the contract, you have all of the decision-making rights under the contract. You will also be the annuitant unless you designate someone else. The annuitant is the person whose life is used to determine how much and how long the annuity payments will continue once the annuity phase begins. On or after the annuity date, the annuitant may not be changed.

   The beneficiary is the person(s) or entity you designate to receive any death benefit. You may change the beneficiary any time prior to the annuity date by making a written request to us. Your request becomes effective when we approve it.

   There are certain state variations to this contract that are referred to in this prospectus. Please see the SAI and your contract for further information on these and other variations.

SHORT TERM CANCELLATION RIGHT OR "FREE LOOK"

If you change your mind about owning Strategic Partners Plus, you may cancel your contract within 10 days after receiving it (or whatever period is required by applicable state law). You can request a refund by returning the contract either to the representative who sold it to you, or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus. You will receive, depending on applicable state law:

- Your full purchase payment, less any applicable federal and state income tax withholding; or

- The amount your contract is worth as of the day we receive your request, less any applicable federal and state income tax withholding. This amount may be more or less than your original payment. If you have purchased the Contract With Credit, we will deduct any credit we had added to your contract value. We will not, unless and until we obtain SEC approval, recoup for our own assets the full amount of the 6% bonus credit applicable to purchase payments of $1 million or greater that we had given to you. Rather, we will recoup an amount equal to the value of the credit as of the business day on which we receive your request, less any charges attributable to that credit. We reserve the right to recapture the entire amount of the credit upon obtaining appropriate approval of the SEC with regard to that bonus credit. To the extent dictated by state law, we will include in your refund the amount of any fees and charges that we deducted.

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        2:
WHAT INVESTMENT OPTIONS

        CAN I CHOOSE?
--------------------------------------------------------------------------------

THE CONTRACT GIVES YOU THE CHOICE OF ALLOCATING YOUR PURCHASE PAYMENTS TO ANY ONE OR MORE OF 35 VARIABLE INVESTMENT OPTIONS, 2 FIXED INTEREST RATE OPTIONS, AND A MARKET VALUE ADJUSTMENT OPTION.

The 35 variable investment options invest in underlying mutual funds managed by leading investment advisers. Separate prospectuses for these funds are attached to this prospectus. You should read a mutual fund's prospectus before you decide to allocate your assets to the variable investment option using that fund.

VARIABLE INVESTMENT OPTIONS

Listed below are the underlying mutual funds in which the variable investment options invest. Each variable investment option has a separate investment objective.

The Prudential Series Fund, Inc.

-  Jennison Portfolio (domestic equity)

-  Prudential Equity Portfolio

-  Prudential Global Portfolio

-  Prudential Money Market Portfolio

-  Prudential Stock Index Portfolio

-  Prudential Value Portfolio (domestic equity)

-  SP Aggressive Growth Asset Allocation Portfolio

-  SP AIM Aggressive Growth Portfolio

-  SP AIM Core Equity Portfolio

-  SP Alliance Large Cap Growth Portfolio

-  SP Alliance Technology Portfolio

-  SP Balanced Asset Allocation Portfolio

-  SP Conservative Asset Allocation Portfolio

-  SP Davis Value Portfolio

-  SP Deutsche International Equity Portfolio

-  SP Growth Asset Allocation Portfolio

-  SP INVESCO Small Company Growth Portfolio

-  SP Jennison International Growth Portfolio

-  SP Large Cap Value Portfolio

-  SP MFS Capital Opportunities Portfolio

   (domestic and foreign equity)

-  SP Mid Cap Growth Portfolio (formerly SP MFS Mid-Cap Growth)

-  SP PIMCO High Yield Portfolio

-  SP PIMCO Total Return Portfolio

-  SP Prudential U.S. Emerging Growth Portfolio

-  SP Small/Mid Cap Value Portfolio

-  SP Strategic Partners Focused Growth Portfolio

The Jennison Portfolio, Prudential Equity Portfolio, Prudential Global Portfolio, Prudential Money Market Portfolio, Prudential Stock Index Portfolio and Prudential Value Portfolio, and each "SP" Portfolio of the Prudential Series Fund, are managed by an indirect wholly-owned subsidiary of Prudential Financial, Inc. called Prudential Investments LLC (PI). In addition, the portfolios listed below also have subadvisers, which are listed below and which have day-to-day responsibility for managing the portfolio, subject to the oversight of PI using a manager-of-managers approach.

Under the manager-of-managers approach, PI has the ability to assign subadvisers to manage specific portions of a portfolio, and the portion managed by a subadviser may vary from 0% to 100% of the portfolio's assets. The subadvisers that managed some or all of a Prudential Series Fund portfolio as of December 31, 2002 are listed below.

     Jennison Portfolio, Prudential Global Portfolio, SP Jennison
     International Growth Portfolio, SP Prudential U.S. Emerging Growth Portfolio and Prudential Value Portfolio: Jennison Associates LLC

     Prudential Equity Portfolio: GE Asset Management, Incorporated, Jennison Associates LLC, and Salomon Brothers Asset Management Inc.

     Prudential Money Market Portfolio and Prudential Stock Index
     Portfolio: Prudential Investment Management, Inc.

     SP Strategic Partners Focused Growth Portfolio: Jennison Associates LLC and Alliance Capital Management, L.P.

     SP AIM Aggressive Growth Portfolio and SP AIM Core Equity Portfolio: A I M Capital Management, Inc.

     SP Alliance Large Cap Growth Portfolio and SP Alliance Technology
     Portfolio: Alliance Capital Management L.P.

     SP Davis Value Portfolio: Davis Advisors

     SP Deutsche International Equity Portfolio: Deutsche Asset Management Investment Services Limited, a wholly-owned subsidiary of Deutsche Bank AG

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

     SP INVESCO Small Company Growth Portfolio: INVESCO Funds Group, Inc.

     SP Large Cap Value Portfolio and SP Small/ Mid Cap Value Portfolio:
     Fidelity Management and Research Company

     SP MFS Capital Opportunities Portfolio: Massachusetts Financial Services Company

     SP Mid Cap Growth Portfolio (formerly SP MFS Mid-Cap Growth
     Portfolio): Calamos Asset Management, Inc.

     SP PIMCO High Yield Portfolio and SP PIMCO Total Return Portfolio:
     Pacific Investment Management Company

Evergreen Variable Annuity Trust

-  Evergreen VA Blue Chip Fund

-  Evergreen VA Capital Growth Fund

-  Evergreen VA Foundation Fund (domestic balanced/ equity and fixed income)

-  Evergreen VA Global Leaders Fund (international & global growth/equity)

-  Evergreen VA Growth Fund

-  Evergreen VA Masters Fund (domestic growth/all cap/equity)

-  Evergreen VA Omega Fund (domestic growth/all cap/equity)

-  Evergreen VA Small Cap Value Fund

Evergreen Investment Management Company, LLC serves as investment adviser to the above-listed Evergreen Variable Annuity Trust Funds.

Janus Aspen Series

-  Growth Portfolio--Service Shares

Janus Capital Management LLC serves as investment adviser to the Growth Portfolio--Service Shares of Janus Aspen Series.

   A fund or portfolio may have a similar name or an investment objective and investment policies resembling those of a mutual fund managed by the same investment adviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.

   An affiliate of each of the funds may compensate Pruco Life based upon an annual percentage of the average assets held in the fund by Pruco Life under the contracts. These percentages may vary by fund and/or portfolio, and reflect administrative and other services we provide.

FIXED INTEREST RATE OPTIONS

We offer two fixed interest rate options:

-  a one-year fixed interest rate option, and

-  a dollar cost averaging fixed rate option ("DCA Fixed Rate Option").

   When you select one of these options, your payment will earn interest at the established rate for the applicable interest rate period. A new interest rate period is established every time you allocate or transfer money into a fixed interest rate option. (You may not transfer amounts from other investment options into the DCA Fixed Rate Option.) You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time. While these interest rates may change from time to time they will never be less than a certain minimum. We may offer lower interest rates for Contracts With Credit than for Contracts Without Credit.

ONE-YEAR FIXED INTEREST RATE OPTION

   We set a one-year base guaranteed annual interest rate for the one-year fixed interest rate option. Additionally, we may provide a higher interest rate on each purchase payment allocated to this option for the first year after the payment. This higher interest rate will not apply to amounts transferred from other investment options within the contract or amounts remaining in this option for more than one year. For the one-year fixed rate option, the minimum rate is between 1.5% to 3%, depending on your state's applicable law.

DOLLAR COST AVERAGING FIXED RATE OPTION

   You may allocate all or part of any purchase payment to the DCA Fixed Rate Option. For this option, the interest rate is guaranteed for the applicable period

                                                                              27
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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

of time for which transfers are made. The minimum interest rate for this option is 3%. Under this option, you automatically transfer amounts over a stated period (currently, six or twelve months) from the DCA Fixed Rate Option to the variable investment options and/or to the one-year fixed interest rate option, as you select. We will invest the assets you allocate to the DCA Fixed Rate Option in our general account until they are transferred. You may not transfer from other investment options to the DCA Fixed Rate Option.

   If you choose to allocate all or part of a purchase payment to the DCA Fixed Rate Option, the minimum amount of the purchase payment you may allocate is $2,000. The first periodic transfer will occur on the date you allocate your purchase payment to the DCA Fixed Rate Option. Subsequent transfers will occur on the monthly anniversary of the first transfer. Currently, you may choose to have the purchase payments allocated to the DCA Fixed Rate Option transferred to the other options in either six or twelve monthly installments, and you may not change that number of monthly installments after you have chosen the DCA Fixed Rate Option. You may allocate to both the six-month and twelve-month options. (In the future, we may make available other numbers of transfers and other transfer schedules--for example, quarterly as well as monthly.)

   If you choose a six-payment transfer schedule, each transfer generally will equal 1/6th of the amount you allocated to the DCA Fixed Rate Option, and if you choose a twelve-payment transfer schedule, each transfer generally will equal 1/12th of the amount you allocated to the DCA Fixed Rate Option. In either case, the final transfer amount generally will also include the credited interest. You may change at any time the options into which the DCA Fixed Rate Option assets are transferred. You may make a one time transfer of the remaining value out of your DCA Fixed Rate Option, if you so choose. Transfers from the DCA Fixed Rate Option do not count toward the maximum number of free transfers allowed under the contract.

   If you make a withdrawal or have a fee assessed from your contract, and all or part of that withdrawal or fee comes out of the DCA Fixed Rate Option, we will recalculate the periodic transfer amount to reflect the change. This recalculation may include some or all of the interest credited to the date of the next scheduled transfer. If a withdrawal or fee assessment reduces the monthly transfer amount below $100, we will transfer the remaining balance in the DCA Fixed Rate Option on the next scheduled transfer date.

   By investing amounts on a regular basis instead of investing the total amount at one time, the DCA Fixed Rate Option may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against loss in a declining market.

MARKET VALUE ADJUSTMENT OPTION

Under the market value adjustment option, we will make available one or more of the following guarantee periods: 1 year (currently available only as a renewal option), 2 years, 3 years, 4 years, 5 years, 6 years, 7 years, 8 years, 9 years, or 10 years in length. We may offer fewer available guarantee periods in Contracts With Credit than in Contracts Without Credit.

This option is not available for contracts issued in some states. Please see your contract.

   IF AMOUNTS ARE WITHDRAWN FROM A GUARANTEE PERIOD, OTHER THAN DURING THE 30-DAY PERIOD IMMEDIATELY FOLLOWING THE END OF THE GUARANTEE PERIOD, THEY WILL BE SUBJECT TO A MARKET VALUE ADJUSTMENT EVEN IF THEY ARE NOT SUBJECT TO A WITHDRAWAL CHARGE.

We declare the interest rate for each available guarantee period periodically, but we guarantee that we will declare no less than 3% interest with respect to any guarantee period. You will earn interest on your invested purchase payment at the rate that we have declared for the guarantee period you have chosen. You must invest at least $1,000. We may offer lower interest rates for Contracts With Credit than for Contracts Without Credit.

   We refer to interest rates as annual rates, although we credit interest within each guarantee period on a daily basis. The daily interest that we credit is equal to the pro rated portion of the interest that would be earned on an annual basis. We credit interest from the business day on which your purchase payment is received in good order at the Prudential Annuity Service Center until the earliest to

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

occur of any of the following events: (a) full surrender of the Contract, (b) commencement of annuity payments or settlement, (c) end of the guarantee period,
(d) withdrawal or transfer the value of the guarantee period, or (e) death of the owner or first to die of the owner and joint owner (or annuitant, for entity-owned contracts) unless the contract is continued under the spousal continuance benefit.

   During the 30 day period immediately following the end of a guarantee period, we allow you to do any of the following, without the imposition of the market value adjustment:

(a)  withdrawal or transfer the value of the guarantee period,

(b) allocate the value in the guarantee period to another guarantee period or other investment option (provided that the new guarantee period ends prior to the annuity date). You will receive the interest rate applicable on the date we receive your instruction, or

(c) apply the value in the guarantee period to the annuity or settlement option of your choice.

If you do not instruct us what to do with the value in your maturing guarantee period, we will reinvest the contract value in the Prudential Money Market Portfolio investment option.

   During the 30 day period immediately following the end of the guarantee period, or until you elect to do (a), (b) or (c) listed immediately above, you will receive the current interest rate applicable to the guarantee period having the same duration as the guarantee period that just matured, which is offered on the day immediately following the end of the matured guarantee period. However, if at that time we do not offer a guarantee period with the same duration as that which matured, you will then receive the current interest rate applicable to the shortest guarantee period then offered.

   Under the market value adjustment option, while your money remains in the contract for the full guarantee period, your principal amount is guaranteed by us and the interest amount that your money will earn is guaranteed by us to always be at least 3%.

   Payments allocated to the fixed interest rate options become part of Pruco Life's general assets. Payments allocated to the market value adjustment option are held as a separate pool of assets. Any gains or losses of these assets will not directly effect the contracts. The strength of our guarantees under these options are based on the overall financial strength of Pruco Life.

MARKET VALUE ADJUSTMENT

When you allocate a purchase payment or transfer contract value to a guarantee period, we use that money to buy and sell securities and other instruments to support our obligation to pay interest. Generally, we buy bonds for this purpose. The duration of the bonds and other instruments that we buy with respect to a particular guarantee period is influenced significantly by the length of the guarantee period. For example, we typically acquire longer-duration bonds with respect to the 10 year guarantee period than we do for the 3 year guarantee period. The value of these bonds is affected by changes in interest rates, among other factors. The market value adjustment that we assess against your contract value if you withdraw or transfer prior to the end of a guarantee period involves our attributing to you a portion of our investment experience on these bonds and other instruments.

   For example, if you make a full withdrawal when interest rates have risen since the time of your investment, the bonds and other investments in the guarantee period likely would have decreased in value, meaning that we would impose a "negative" market value adjustment on you (i.e., one that results in a reduction of the withdrawal proceeds that you receive). For a partial withdrawal, we would deduct a negative market value adjustment from your remaining contract value. If interest rates have decreased, the market value adjustment would be positive.

   Other things you should know about the market value adjustment include the following:

- We determine the market value adjustment according to a mathematical formula, which is set forth at the end of this prospectus under the heading "Market-Value Adjustment Formula." In that sec-

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

   tion of the prospectus, we also provide hypothetical examples of how the formula works.

- In addition to imposing a market value adjustment on withdrawals, we also will impose a market value adjustment on the contract value you apply to an annuity or settlement option, unless you annuitize after the end of a guarantee period. The laws of certain states may prohibit us from imposing a market value adjustment on the annuity date.

   YOU SHOULD REALIZE, HOWEVER, THAT APART FROM THE MARKET VALUE ADJUSTMENT, THE VALUE OF THE BENEFITS UNDER YOUR CONTRACT DOES NOT DEPEND ON THE INVESTMENT PERFORMANCE OF THE BONDS AND OTHER INSTRUMENTS THAT WE HOLD WITH RESPECT TO YOUR GUARANTEE PERIOD. APART FROM THE EFFECT OF ANY MARKET VALUE ADJUSTMENT, WE DO NOT PASS THROUGH TO YOU THE GAINS OR LOSSES ON THE BONDS AND OTHER INSTRUMENTS THAT WE HOLD IN CONNECTION WITH A GUARANTEE PERIOD.

TRANSFERS AMONG OPTIONS

You can transfer money among the variable investment options and the one-year fixed interest rate option. In addition, you can transfer contract value out of a market value adjustment guarantee period into another market value adjustment guarantee period, a variable investment option, or the one-year fixed interest rate option, although a market value adjustment will apply to any transfer you make prior to the end of a guarantee period. You may transfer contract value into the market value adjustment option at any time, provided it is at least $1,000.

   You may make your transfer request by telephone, electronically, or otherwise in paper form to the Prudential Annuity Service Center. You may make up to two telephone and electronic transfer requests per month. We may require you to make any additional transfer requests during that month in writing with an original signature. We have procedures in place to confirm that instructions received by telephone or electronically are genuine. We will not be liable for following telephone or electronic instructions that we reasonably believe to be genuine. Your transfer request will take effect at the end of the business day on which we receive it. Our business day generally closes at 4:00 p.m. Eastern time, and requests received after that time will take effect at the end of the next business day.

   With regard to the market value adjustment option, you can specify the guarantee period from which you wish to transfer. If you request a transfer from the market value adjustment option, but you do not specify the guarantee period from which funds are to be taken, then we will transfer funds from the guarantee period that has the least time remaining until its maturity date.

   YOU CAN MAKE TRANSFERS OUT OF A FIXED INTEREST-RATE OPTION, OTHER THAN THE DCA OPTION, ONLY DURING THE 30-DAY PERIOD FOLLOWING THE END OF THE ONE YEAR INTEREST RATE PERIOD. TRANSFERS FROM THE DCA OPTION ARE MADE ON A PERIODIC BASIS FOR THE PERIOD THAT YOU SELECT.

   During the contract accumulation phase, you can make up to 12 transfers each contract year without charge. We currently charge $25 for each transfer after the twelfth in a contract year, and we have the right to increase this charge up to $30. (Dollar Cost Averaging and Auto-Rebalancing transfers are always free, and do not count toward the 12 free transfers per year.)

MARKET TIMING

THE CONTRACT WAS NOT DESIGNED FOR MARKET TIMING OR FOR PERSONS THAT MAKE PROGRAMMED, LARGE, OR FREQUENT TRANSFERS. BECAUSE MARKET TIMING AND SIMILAR TRADING PRACTICES GENERALLY ARE DISRUPTIVE TO THE SEPARATE ACCOUNT AND THE UNDERLYING MUTUAL FUNDS, WE MONITOR CONTRACT TRANSACTIONS IN AN EFFORT TO IDENTIFY SUCH TRADING PRACTICES. IF WE DETECT THOSE PRACTICES, WE RESERVE THE RIGHT TO REJECT A PROPOSED TRANSACTION AND TO MODIFY THE CONTRACT'S TRANSFER PROCEDURES. FOR EXAMPLE, WE MAY DECIDE NOT TO ACCEPT THE TRANSFER REQUESTS OF AN AGENT ACTING UNDER A POWER OF ATTORNEY ON BEHALF OF MORE THAN ONE CONTRACTHOLDER.

   TO DETER MARKET TIMING TRANSACTIONS, PRUCO LIFE RESERVES THE RIGHT TO EFFECT EXCHANGES ON A DELAYED BASIS FOR ALL CONTRACTS. THAT IS, PRUCO LIFE MAY PRICE AN EXCHANGE INVOLVING THE VARIABLE SUBACCOUNTS ON THE BUSINESS DAY SUBSEQUENT TO THE BUSINESS DAY ON WHICH THE EXCHANGE REQUEST WAS RECEIVED. BEFORE IMPLEMENTING SUCH PRACTICE, PRUCO LIFE WILL ISSUE A SEPARATE WRITTEN NOTICE TO CONTRACT OWNERS THAT EXPLAINS THE PRACTICE IN DETAIL.

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

OTHER AVAILABLE FEATURES

DOLLAR COST AVERAGING

The dollar cost averaging (DCA) feature (which is distinct from the DCA Fixed Rate Option) allows you to systematically transfer either a fixed dollar amount or a percentage out of any variable investment option and into one or more other variable investment options or the one-year fixed rate option. You can have these automatic transfers occur monthly, quarterly, semiannually or annually. By investing amounts on a regular basis instead of investing the total amount at one time, dollar cost averaging may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against loss in a declining market.

   Each dollar cost averaging transfer must be at least $100. Transfers will be made automatically on the schedule you choose until the entire amount you chose to have transferred has been transferred or until you tell us to discontinue the transfers. If the remaining amount to be transferred drops below $100, the entire remaining balance will be transferred on the next transfer date. You can allocate additional amounts to be transferred at any time.

   Your transfers will occur on the last calendar day of each transfer period you have selected, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on a particular transfer date, the transfer will take effect on the next business day.

   Any dollar cost averaging transfers you make do not count toward the 12 free transfers you are allowed each contract year. The dollar cost averaging feature is available only during the contract accumulation phase.

ASSET ALLOCATION PROGRAM

We recognize the value of having advice when deciding how to allocate your purchase payments among the investment options. If you choose to participate in the Asset Allocation Program, your representative will give you a questionnaire to complete that will help determine a program that is appropriate for you. We will prepare your asset allocation based on your answers to the questionnaire. We will not charge you for this service and you are not obligated to participate or to invest according to program recommendations.

AUTO-REBALANCING

Once you have allocated your money among the variable investment options, the actual performance of the investment options may cause your allocation to shift. For example, an investment option that initially holds only a small percentage of your assets could perform much better than another investment option. Over time, this option could increase to a larger percentage of your assets than you desire. You can direct us to automatically rebalance your assets to return to your original allocation percentages or to subsequent allocation percentages you select. We will rebalance only the variable investment options that you have designated. If you also participate in the DCA feature, then the variable investment option from which you make the DCA transfers will not be rebalanced.

   You may choose to have your rebalancing occur monthly, quarterly, semiannually, or annually. The rebalancing will occur on the last calendar day of the period you have chosen, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, the rebalancing will take effect on the next business day.

   Any transfers that occur as a result of the Auto-Rebalancing feature do not count toward the 12 free transfers you are allowed per year. The auto-rebalancing feature is available only during the contract accumulation phase. If you choose auto-rebalancing and dollar cost averaging, auto-rebalancing will take place after the transfers from your DCA account.

VOTING RIGHTS

We are the legal owner of the shares of the mutual funds that underly the variable investment options. However, we currently vote the shares of the mutual funds according to voting instructions we receive from contract owners. When a vote is required, we will mail you a form that you can complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote fund shares for which we do not receive

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

instructions, and any other shares that we own, in the same proportion as shares for which we do receive instructions from contract owners. We may change the way your voting instructions are calculated if federal or state law requires or permits it.

SUBSTITUTION

We may substitute one or more of the underlying mutual funds used by the variable investment options. We would not do this without the approval of the SEC and any necessary state insurance departments. We would give you specific notice in advance of any substitution we intended to make. We may also stop allowing investments in existing variable investment options and their underlying funds.

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        3:

WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE

        INCOME PHASE? (ANNUITIZATION)
--------------------------------------------------------------------------------

We can begin making annuity payments any time on or after the third contract anniversary (or as required by state law if different). Annuity payments must begin no later than the contract anniversary next following the annuitant's 95th birthday (unless we agree to another date).

   The Strategic Partners Plus variable annuity contract offers an optional guaranteed minimum income benefit, which we describe below. Your annuity options vary depending upon whether you choose this benefit.

   Depending upon the annuity option you choose, you may incur a withdrawal charge when the income phase begins. Currently, if permitted by state law, we deduct any applicable withdrawal charge if you choose Option 1 for a period shorter than five years, Option 3, or certain other annuity options that we may make available. We do not deduct a withdrawal charge if you choose Option 1 for a period of five years or longer or Option 2. For information about withdrawal charges, see "What are the Expenses Associated with the Strategic Partners Plus Contract," page 45.

   In addition, any value in the guarantee period of the market value adjustment option may be subject to a market value adjustment.

PAYMENT PROVISIONS WITHOUT THE GUARANTEED MINIMUM INCOME BENEFIT

We make the income plans described below available at any time before the annuity date. We call these plans "annuity options" or "settlement options." During the income phase, all of the annuity options under this contract are fixed annuity options. This means that you no longer invest in the variable investment options--that is, in the underlying mutual funds--on or after the annuity date. If another annuity option is not selected by the annuity date, you will automatically select the Life Income Annuity Option (Option 2, described below) unless prohibited by applicable law. GENERALLY, ONCE THE ANNUITY PAYMENTS BEGIN, THE ANNUITY OPTION CANNOT BE CHANGED AND YOU CANNOT MAKE WITHDRAWALS.

OPTION 1
ANNUITY PAYMENTS FOR A FIXED PERIOD

Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). We will make these payments monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the annuitant dies during the income phase, we will continue payments to the beneficiary for the remainder of the fixed period or, if the beneficiary so chooses, we will make a single lump-sum payment. We calculate the amount of the lump sum payment as the present value of the unpaid future payments based upon the interest rate used to compute the actual payments. That interest rate will always be at least 3% a year.

OPTION 2
LIFE INCOME ANNUITY OPTION

Under this option, we will make annuity payments monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years' worth of payments, we will pay the beneficiary the present value of the remaining annuity payments in one lump sum, unless we were specifically instructed to continue to pay the remaining monthly annuity payments. We calculate the present value of the remaining annuity payments using the interest rate used to compute the amount of the original 120 payments. That interest rate will always be at least 3% a year. If an annuity option is not selected by the annuity date, you will automatically select this option, unless prohibited by applicable law.

OPTION 3
INTEREST PAYMENT OPTION

Under this option, we will credit interest on the adjusted contract value until you request payment of all or part of the adjusted contract value. We can make interest payments on a monthly, quarterly, semiannual, or annual basis or allow the interest to accrue on your contract assets. Under this option, we will pay you interest at an effective rate of at least 3% a year. This option is not available if you hold your contract in an IRA.

   Under this option, all gain in the annuity will be taxable as of the annuity date.

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

OTHER ANNUITY OPTIONS

We currently offer a variety of other annuity options. At the time annuity payments are chosen, we may make available to you any of the fixed annuity options then offered.

   Applicable state law may limit some of these options. Consult the Statement of Additional Information for details.

TAX CONSIDERATIONS

If your contract is held under a tax-favored plan, as discussed on page 55, you should consider the minimum distribution requirements mentioned on page 57 when selecting your annuity option.

   For certain contracts held in connection with "qualified" retirement plans (such as a Section 401(k) plan), please note that if you are married at the time your payments commence, you may be required by federal law to choose an income option that provides at least a 50 percent joint and survivor annuity to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. For more information, consult the terms of your retirement arrangement.

GUARANTEED MINIMUM INCOME BENEFIT

The guaranteed minimum income benefit (GMIB), is an optional feature that, if you choose it, guarantees that once the income period begins, your income payments will be no less than a value based on a certain GMIB protected value applied to the GMIB guaranteed annuity purchase rates. If you want the guaranteed minimum income benefit, you must elect it when you make your initial purchase payment. Once elected, the guaranteed minimum income benefit cannot be revoked. This feature may not be available in your state.

   The GMIB protected value is calculated daily and is equal to the GMIB roll-up until the GMIB roll-up either reaches its cap or if we stop applying the annual interest rate based on the age of the annuitant, number of contract anniversaries, or number of years since last GMIB reset, as described below. At this point, the GMIB protected value will be increased by any subsequent invested purchase payments, reduced by the effect of withdrawals.

   In addition, the annuitant must be 75 or younger in order for you to elect guaranteed minimum income benefit.

TO TAKE ADVANTAGE OF THE GUARANTEED MINIMUM INCOME BENEFIT, YOU MUST WAIT A CERTAIN AMOUNT OF TIME BEFORE YOU BEGIN THE INCOME PHASE. THE WAITING PERIOD IS THE PERIOD EXTENDING FROM THE CONTRACT DATE TO THE 7TH CONTRACT ANNIVERSARY BUT, IF THE GUARANTEED MINIMUM INCOME BENEFIT HAS BEEN RESET (AS DESCRIBED BELOW), THE WAITING PERIOD IS THE 7 YEAR PERIOD BEGINNING WITH THE DATE OF THE MOST RECENT RESET.

   Once the waiting period has elapsed, you will have a thirty-day period each year, beginning on the contract anniversary, during which you may begin the income phase with the guaranteed minimum income benefit by submitting the necessary forms in good order to the Prudential Annuity Service Center.

GMIB ROLL-UP

The GMIB roll-up is equal to the invested purchase payments, increased daily at an effective annual interest rate of 5% starting on the date each invested purchase payment is made, until the cap is reached (GMIB roll-up cap). We will reduce this amount by the effect of withdrawals. The GMIB roll-up cap is equal to two times each invested purchase payment and is reduced by the effect of withdrawals.

   Even if the GMIB roll-up cap has not been reached, we will nevertheless stop increasing the GMIB roll-up value by the effective annual interest rate on the latest of:

    - the contract anniversary coinciding with or next following the annuitant's 80th birthday,

    -  the 7th contract anniversary, or

    -  7 years from the most recent GMIB reset (as described below).

   However, even if we stop increasing the GMIB roll-up value by the effective annual interest rate, we will still increase the GMIB protected value by subsequent invested purchase payments, reduced by the effect of withdrawals.

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

EFFECT OF WITHDRAWALS.

In each contract year, withdrawals will first reduce the GMIB protected value on a dollar-for-dollar basis, by the same dollar amount of the withdrawal up to the first 5% of GMIB protected value calculated on the contract anniversary (or, during the first contract year, on the contract date). A proportional reduction will apply to amounts exceeding the 5% of GMIB protected value. We calculate the proportional reduction by dividing the contract value after the withdrawal by the contract value immediately following the withdrawal of the first 5% of GMIB protected value. The resulting percentage is multiplied by the GMIB protected value minus the amount of the withdrawal that does not exceed 5%.

   Here is an example of the impact of a withdrawal on the GMIB protected value:

   An owner invests $100,000 initially and then requests a withdrawal of $8,000 in the first contract year. If the contract value had increased to $108,000 prior to the withdrawal, the first $5,000 of the withdrawal would reduce the GMIB protected value by $5,000 (dollar-for-dollar up to 5% of the GMIB protected value at issue). The remaining $3,000 of the withdrawal would reduce the GMIB protected value in the same proportion that the contract value was reduced. Since the remaining $3,000 withdrawn is 2.91% of the contract value after the initial $5,000 was withdrawn on a dollar-for-dollar basis, the remaining GMIB protected value is reduced by 2.91%. If the protected value were $105,000 before the withdrawal, after the reduction it would be $97,090 ($105,000 minus $5,000 taken dollar-for-dollar minus a reduction of 2.91% of $100,000 or $2,910).

GMIB RESET FEATURE

You may elect to "reset" your GMIB protected value to equal your current contract value twice over the life of the contract. You may only exercise this reset option if the annuitant has not yet reached his or her 76th birthday. If reset, you must wait a new 7-year period from the most recent reset to exercise the guaranteed minimum income benefit. Further, we will reset the GMIB roll-up cap to equal two times the GMIB protected value as of such date. Additionally, if you reset, we will determine the GMIB payout amount by using the GMIB guaranteed annuity purchase rates (attached to your contract) based on the number of years since the most recent reset. These purchase rates may be less advantageous than the rates that would have applied absent a reset.

PAYOUT AMOUNT

The guaranteed minimum income benefit payout amount is based on the age and sex of the annuitant (and, if there is one, the co-annuitant). After we first deduct a charge for any applicable premium taxes, the payout amount will equal the greater of:

1) the GMIB protected value as of the date you exercise the GMIB payout option, applied to the GMIB guaranteed annuity purchase rates and based on the annuity payout option as described below, or

2) the adjusted contract value--that is, the contract value minus any charge we impose for premium taxes--as of the date you exercise the GMIB payout option applied to the current annuity purchase rates then in use.

GMIB ANNUITY PAYOUT OPTIONS

We currently offer two guaranteed minimum income benefit annuity payout options. Each option involves payment for at least a period certain of ten years.

GMIB OPTION 1
SINGLE LIFE PAYOUT OPTION

We will make monthly payments for as long as the annuitant lives, with payments for a period certain. We will stop making payments after the later of the death of the annuitant or the end of the period certain.

GMIB OPTION 2
JOINT LIFE PAYOUT OPTION

In the case of an annuitant and co-annuitant, we will make monthly payments for the joint lifetime of the annuitant and co-annuitant, with payments for a period certain. If the co-annuitant dies first, we will continue to make payments until the later of the death of the annuitant and the end of the period certain. If the annuitant dies first, we will continue to make payments until the later of the death of the co-annuitant and the end of the period certain, but if the period certain ends

                                                                              35
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WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE? (ANNUITIZATION)
CONTINUED
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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

first, we will reduce the amount of each payment to 50% of the original amount.

   You have no right to withdraw amounts early under either GMIB payout option. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

   Because we do not impose a new waiting period for each subsequent purchase payment, if you choose the guaranteed minimum income benefit, we reserve the right to limit subsequent purchase payments if we discover that by the timing of your purchase payments and withdrawals, your GMIB protected value is increasing in ways we did not intend. In determining whether to limit purchase payments, we will look at purchase payments which are disproportionately larger than your initial purchase payment and other actions that may artificially increase the GMIB protected value. Certain state laws may prevent us from limiting your subsequent purchase payments. You must exercise one of the GMIB payout options described above no later than 30 days after the contract anniversary following the annuitant's attainment of age 95.

INCOME APPRECIATOR BENEFIT

The income appreciator benefit (IAB) is an optional, supplemental income benefit that provides an additional income amount during the accumulation period or upon annuitization. The income appreciator benefit is designed to provide you with additional funds in order to defray the impact taxes may have on distributions from your contract. Because individual circumstances vary, you should consult with a qualified tax adviser to determine whether it would be appropriate for you to elect the income appreciator benefit.

   If you want the income appreciator benefit, you generally must elect it when you make your initial purchase payment. Once you elect the income appreciator benefit, you may not later revoke it.

- The annuitant must be 75 or younger in order for you to elect the income appreciator benefit

- If you choose the income appreciator benefit, we will impose an annual charge equal to 0.25% of your contract value. See "What are the Expenses Associated with the Strategic Partners Plus Contract?" on page 45.

ACTIVATION OF THE INCOME APPRECIATOR BENEFIT

You can activate the income appreciator benefit at any time after it has been in force for seven years. To activate the income appreciator benefit, you must send us a written request in good order.

   Once activated, you can receive the income appreciator benefit:

    --   at annuitization as part of an annuity payment (IAB Option 1);

    -- during the accumulation phase through the IAB automatic withdrawal payment program (IAB Option 2); or

    -- during the accumulation phase as an income appreciator benefit credit to your contract over a 10-year period (IAB Option 3).

   More information about IAB Option 1 appears below. For information about IAB Options 2 and 3, see "How Can I Access My Money?" on page 50.

   Income appreciator benefit payments are treated as earnings and may be subject to tax upon withdrawal. See "What are the Tax Considerations Associated with the Strategic Partners Plus Contract?" on page 53.

   IF YOU DO NOT ACTIVATE THE BENEFIT PRIOR TO THE MAXIMUM ANNUITIZATION AGE YOU MAY LOSE ALL OR PART OF THE IAB.

CALCULATION OF INCOME APPRECIATOR BENEFIT AMOUNT

We will calculate the income appreciator benefit amount as of the date we receive your written request in good order (or, for IAB Option 1, on the annuity date). We do this by multiplying the current earnings in the contract by the applicable income appreciator benefit percentage based on the number of years the income appreciator benefit has been in force. For purposes of calculating the income appreciator benefit:

- earnings are calculated as the difference between the contract value and the sum of all purchase payments;

- earnings do not include (1) any amount added to the contract value as a result of the spousal continuance benefit (explained on page 41), or

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

   (2) if we were to permit you to elect the income appreciator benefit after the contract date, any earnings accrued under the contract prior to that election;

- withdrawals reduce earnings first, then purchase payments, on a dollar-for-dollar basis;

- the table below shows the income appreciator benefit percentages corresponding to the number of years the income appreciator benefit has been in force.

   NUMBER OF YEARS         INCOME
 INCOME APPRECIATOR     APPRECIATOR
       BENEFIT            BENEFIT
  HAS BEEN IN FORCE      PERCENTAGE
 ------------------     -----------
         0-6                 0%
         7-9                15%
        10-14               20%
         15+                25%

IAB OPTION 1 -- INCOME APPRECIATOR BENEFIT AT ANNUITIZATION

Under this option, if you choose to activate the income appreciator benefit at annuitization, we will calculate the income appreciator benefit amount on the annuity date and add it to the contract value for purposes of determining the adjusted contract value. You may apply the adjusted contract value to any annuity or settlement option over the lifetime of the annuitant, joint annuitants, or a period certain of at least 15 years (but not to exceed life expectancy).

UPON ANNUITIZATION, YOU MAY LOSE ALL OR A PORTION OF THE INCOME APPRECIATOR BENEFIT IF YOU CHOOSE AN ANNUITY SETTLEMENT OPTION OTHER THAN ANY LIFETIME PAYOUT OPTION OR PERIOD CERTAIN OPTION FOR AT LEAST 15 YEARS. IN SUCH INSTANCES, WE WOULD NOT REIMBURSE YOU FOR THE EXPENSES YOU HAD PAID US FOR THIS BENEFIT.

EFFECT OF INCOME APPRECIATOR BENEFIT ON GUARANTEED MINIMUM INCOME BENEFIT

If you exercise the guaranteed minimum income benefit feature and an income appreciator benefit amount remains payable under your contract, the value we use to calculate the annuity payout amount will be the greater of:

1. the adjusted contract value plus the remaining income appreciator benefit amount, calculated at current annuitization rates; or

2. the GMIB protected value plus the remaining income appreciator benefit amount, calculated using the GMIB guaranteed annuity purchase rates shown in the contract.

If you exercise the guaranteed minimum income benefit feature and activate the income appreciator benefit at the same time, you must choose among the guaranteed minimum income benefit annuity payout options available at the time.

TERMINATING THE INCOME APPRECIATOR BENEFIT

The income appreciator benefit will terminate on the earliest of:

-  the date you make a total withdrawal from the contract;

- the date a death benefit is payable if the contract is not continued by the surviving spouse under the spousal continuance benefit;

- the date the income appreciator benefit amount is reduced to zero (generally ten years after activation) under IAB Options 2 and 3;

-  the date of annuitization; or

-  the date the contract terminates.

                                                                              37
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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        4:

WHAT IS THE

        DEATH BENEFIT?
--------------------------------------------------------------------------------

THE DEATH BENEFIT FEATURE PROTECTS THE VALUE OF THE CONTRACT FOR THE
BENEFICIARY.

BENEFICIARY

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time the contract is issued, unless you change it at a later date. Unless you name an irrevocable beneficiary, during the accumulation period you can change the beneficiary at any time before the owner dies. However, if jointly owned, the owner must name the joint owner and the joint owner must name the owner as the beneficiary.

CALCULATION OF THE DEATH BENEFIT

If the owner or joint owner dies during the accumulation phase, we will, upon receiving the appropriate proof of death and any other needed documentation ("proof of death"), pay a death benefit to the beneficiary designated by the deceased owner or joint owner. If there are an owner and joint owner of the contract, and the owner's spouse is both the joint owner and the beneficiary, at the death of the first to die, the death benefit will be paid to the surviving owner or the surviving owner may continue the contract under the Spousal Continuance Benefit. See "Spousal Continuance Benefit" on page 41. Upon death, the beneficiary will receive the greater of the following:

1) The current value of your contract (as of the time we receive proof of death). If you have purchased the Contract With Credit after such date that we may obtain SEC approval, we will first deduct any credit corresponding to a purchase payment made within one year of death. We impose no market value adjustment on contract value held within the market value adjustment option when a death benefit is paid.

2) Either the base death benefit, which equals the total invested purchase payments you have made proportionally reduced by any withdrawals, or, if you have chosen a guaranteed minimum death benefit, the GMDB protected value of that death benefit.

GUARANTEED MINIMUM DEATH BENEFIT

The guaranteed minimum death benefit (GMDB) provides for the option to receive an enhanced death benefit upon the death of the sole owner or the first to die of the owner or joint owner during the accumulation phase. If you elect the GMDB feature, you must elect a GMDB protected value option. The GMDB protected value option can be equal to the:

-  GMDB roll-up,

-  GMDB step-up, or

-  the greater of the GMDB roll-up or the GMDB step-up.

The GMDB protected value is calculated daily.

GMDB ROLL-UP

IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS LESS THAN AGE 80 ON THE CONTRACT DATE, the GMDB roll-up is equal to the invested purchase payments, increased daily at an effective annual interest rate of 5% starting on the date that each invested purchase payment is made. The GMDB roll-up will increase by subsequent invested purchase payments and reduce by the effect of withdrawals.

   We stop increasing the GMDB roll-up by the effective annual interest rate on the later of:

- the contract anniversary coinciding with or next following the sole owner's or older owner's 80th birthday, or

-  the 5th contract anniversary.

However, the GMDB protected value will still increase by subsequent invested purchase payments and reduce by the effect of withdrawals.

   Withdrawals will first reduce the GMDB protected value on a dollar-for-dollar basis up to the first 5% of GMDB protected value calculated on the contract anniversary (on the contract date in the first contract year), then proportionally by any amounts exceeding the 5%.

   IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS BETWEEN AGE 80 AND 85 ON THE CONTRACT DATE, the GMDB roll-up is equal to the invested purchase payments, increased daily at an effective annual interest rate of 3% starting on the date that each invested purchase payment is made. We will increase

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

the GMDB roll-up by subsequent invested purchase payments and reduce it by the effect of withdrawals.

   We stop increasing the GMDB roll-up by the effective annual interest rate on the 5th contract anniversary. However we will continue to reduce the GMDB protected value by the effect of withdrawals.

   Withdrawals will first reduce the GMDB protected value on a dollar-for-dollar basis up to the first 3% of GMDB protected value calculated on the contract anniversary (on the contract date in the first contract year), then proportionally by any amounts exceeding the 3%.

GMDB STEP-UP

IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS LESS THAN AGE 80 ON THE CONTRACT DATE, the GMDB step-up before the first contract anniversary is the initial invested purchase payment increased by subsequent invested purchase payments, and proportionally reduced by the effect of withdrawals. The GMDB step-up on each contract anniversary will be the greater of the previous GMDB step-up and the contract value as of such contract anniversary. Between contract anniversaries, the GMDB step-up will increase by invested purchase payments and reduce proportionally by withdrawals.

   We stop increasing the GMDB step-up by any appreciation in the contract value on the later of:

- the contract anniversary coinciding with or next following the sole or older owner's 80th birthday, or

-  the 5th contract anniversary.

However we still increase the GMDB protected value by subsequent invested purchase payments and proportionally reduce it by withdrawals.

   Here is an example of a proportional reduction:

   The current contract value is $100,000 and the protected value is $80,000. The owner makes a withdrawal that reduces the contract value by 25% (including the effect of any withdrawal charges). The new protected value is $60,000, or 75% of what it was before the withdrawal.

   IF THE SOLE OWNER OR THE OLDER OF THE OWNER AND JOINT OWNER IS BETWEEN AGE 80 AND 85 ON THE CONTRACT DATE, the GMDB step-up before the third contract anniversary is the sum of invested purchase payments, reduced by the effect of withdrawals. On the third contract anniversary, we will adjust the GMDB step-up to the greater of the then current GMDB step-up or the contract value as of that contract anniversary. Thereafter we will only increase the GMDB protected value by subsequent invested purchase payments and proportionally reduce it by withdrawals.

   Special rules apply if the beneficiary is the spouse of the owner, and the contract does not have a joint owner. In that case, upon the death of the owner, the spouse will have the choice of the following:

- If the sole beneficiary under the contract is the owner's spouse, and the other requirements of the Spousal Continuance Benefit are met (see page 41), then the contract can continue, and the spouse will become the new owner of the contract; or

- The spouse can receive the death benefit. If the spouse does wish to receive the death benefit, he or she must make that choice within the first 60 days following our receipt of proof of death. Otherwise, the beneficiary will receive the death benefit.

   If ownership of the contract changes as a result of the owner assigning it to someone else, we will reset the value of the death benefit to equal the contract value on the date the change of ownership occurs, and for purposes of computing the future death benefit, we will treat that contract value as a purchase payment occurring on that date.

   Depending on applicable state law, some death benefit options may not be available or may be subject to certain restrictions under your contract.

SPECIAL RULES IF JOINT OWNERS

If the contract has an owner and a joint owner and they are spouses at the time that one dies the Spousal Continuance Benefit may apply. See "Spousal Continuance Benefit" page 41. If the Contract has an owner and a joint owner and they are not spouses at the time one dies, we will pay the death benefit and the contract will end. Joint ownership may not be allowed in your state.

PAYOUT OPTIONS

The beneficiary may, within 60 days of providing proof of death, choose to take the death benefit under one of several death benefit payout options listed below.

                                                                              39
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WHAT IS THE DEATH BENEFIT? CONTINUED

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

   The death benefit payout options are:

   CHOICE 1. Lump sum payment of the death benefit. If the beneficiary does not choose a payout option within sixty days, the beneficiary will receive this payout option.

   CHOICE 2. The payment of the entire death benefit within a period of 5 years from the date of death of the first to die of the owner or joint owner.

      The entire death benefit will include any increases or losses resulting from the performance of the variable or fixed interest rate options during this period. During this period the beneficiary may: reallocate the contract value among the variable or one-year fixed interest rate options; name a beneficiary to receive any remaining death benefit in the event of the beneficiary's death; and make withdrawals from the contract value, in which case, any such withdrawals will not be subject to any withdrawal charges. However, the beneficiary may not make any purchase payments to the contract.

      During this 5 year period, we will continue to deduct from the death benefit proceeds the charges and costs that were associated with the features and benefits of the contract. Some of these features and benefits may not be available to the beneficiary, such as the GMIB, IAB and spousal continuance benefit.

   CHOICE 3. Payment of the death benefit under an annuity or annuity settlement option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within one year of the date of death of the last to survive of the owner or joint owner.

   If the contract has an owner and a joint owner:

- If the owner and joint owner are spouses at the death of the first to die of the two, any portion of the death benefit not applied under Choice 3 within one year of the survivor's date of death must be distributed within five years of the survivor's date of death.

- If the owner and joint owner are not spouses at the death of the first to die of the two, any portion of the death benefit (which is equal to the adjusted contract value) not applied under Choice 3 within one year of the date of death of the first to die must be distributed within five years of that date of death.

   The tax consequences to the beneficiary vary among the three death benefit payout options. See "What are the Tax Considerations Associated with the Strategic Partners Plus Contract?" on page 53.

EARNINGS APPRECIATOR BENEFIT

The earnings appreciator benefit (EAB) is an optional, supplemental death benefit that provides a benefit payment upon the death of the sole owner or first to die of the owner or joint owner during the accumulation phase. Any earnings appreciator benefit payment we make will be in addition to any other death benefit payment we make under the contract. This feature may not be available in your state.

   The earnings appreciator benefit is designed to provide a beneficiary with additional funds when we pay a death benefit in order to defray the impact taxes may have on that payment. Because individual circumstances vary, you should consult with a qualified tax adviser to determine whether it would be appropriate for you to elect the earnings appreciator benefit.

   If you want the earnings appreciator benefit, you generally must elect it at the time you apply for the contract. If you elect the earnings appreciator benefit, you may not later revoke it.

   Upon our receipt of due proof of death in good order, we will determine an earnings appreciator benefit by multiplying the earnings appreciator benefit percentage below by the lesser of: (i) the then-existing amount of earnings under the contract, or (ii) an amount equal to 3 times the sum of all purchase payments previously made under the contract.

   For purposes of computing earnings and purchase payments under the earnings appreciator benefit, we calculate earnings as the difference between the contract value and the sum of all purchase payments. Withdrawals reduce earnings first, then purchase payments, on a dollar-for-dollar basis.

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

   EAB percentage:

-  40% if the owner is age 70 or younger on the date the application is signed.

- 25% if the owner is between ages 71 and 75 on the date the application is signed.

- 15% if the owner is between ages 76 and 79 on the date the application is signed.

If the contract is owned jointly, the age of the older of the owner or joint owner determines the EAB percentage.

   If the surviving spouse is continuing the contract in accordance with the spousal continuance benefit (See "Spousal Continuance Benefit" below), the following conditions apply:

- In calculating the earnings appreciator benefit, we will use the age of the surviving spouse at the time that the spousal continuance benefit is activated to determine the applicable EAB percentage.

- We will not allow the surviving spouse to continue the earnings appreciator benefit (or bear the charge associated with this benefit) if he or she is age 80 or older on the date that the spousal continuance benefit is activated.

- If the earnings appreciator benefit is continued, we will calculate any applicable earnings appreciator benefit payable upon the surviving spouse's death by treating the contract value (as adjusted under the terms of the spousal continuance benefit) as the first purchase payment.

TERMINATING THE EARNINGS APPRECIATOR BENEFIT

The earnings appreciator benefit will terminate on the earliest of:

-  the date you make a total withdrawal from the contract,

- the date a death benefit is payable if the contract is not continued by the surviving spouse under the spousal continuance benefit,

-  the date the contract terminates, or

-  the date you annuitize the contract.

SPOUSAL CONTINUANCE BENEFIT

This benefit is available if, on the date we receive due proof of the owner's death, (1) there is only one owner of the contract and there is only one beneficiary who is the owner's spouse; or (2) there are an owner and joint owner of the contract, and the joint owner is the owner's spouse and the owner's beneficiary under the contract. In such cases, the surviving spouse, or annuitant if other than the surviving spouse, cannot be older than age 95 on that date, and the surviving spouse will become the new sole owner under the contract. Assuming the above conditions are present, the surviving spouse can elect the spousal continuance benefit, but must do so no later than 60 days after furnishing due proof of the owner's death in good order.

   Upon activation of the spousal continuance benefit, the contract value is adjusted to equal the amount of the death benefit to which the surviving spouse would have been entitled. This contract value will serve as the basis for calculating any death benefit payable upon the death of the surviving spouse. We will allocate any increase in the adjusted contract value among the variable or fixed interest rate options in the same proportions that existed immediately prior to the spousal continuance adjustment.

   Under the spousal continuance benefit, we waive any potential withdrawal charges applicable to purchase payments made prior to activation of the spousal continuance benefit. However, we will continue to impose withdrawal charges on purchase payments made after activation of this benefit. In addition, contract value allocated to the market value adjustment option will remain subject to a potential market value adjustment.

   IF YOU ELECTED THE BASE DEATH BENEFIT, then upon activation of the spousal continuance benefit, we will adjust the contract value to equal the greater of:

-  the contract value, or

-  the sum of all invested purchase payments (adjusted for withdrawals),

plus the amount of any applicable earnings appreciator benefit.

   IF YOU ELECTED THE GUARANTEED MINIMUM DEATH BENEFIT WITH THE GMDB ROLL-UP, we will adjust the contract value to equal the greater of:

-  the contract value, or

-  the GMDB roll-up,

plus the amount of any applicable earnings appreciator benefit.

                                                                              41
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        4:

WHAT IS THE DEATH BENEFIT? CONTINUED

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

   IF YOU HAVE ELECTED THE GUARANTEED MINIMUM DEATH BENEFIT WITH THE GMDB STEP-UP, we will adjust the contract value to equal the greater of:

-  the contract value, or

-  the GMDB step-up,

plus the amount of any applicable earnings appreciator benefit.

   IF YOU HAVE ELECTED THE GUARANTEED MINIMUM DEATH BENEFIT WITH THE GREATER OF THE GMDB ROLL-UP OR GMDB STEP-UP, we will adjust the contract value to equal the greatest of:

-  the contract value,

-  the GMDB roll-up, or

-  the GMDB step-up,

plus the amount of any applicable earnings appreciator benefit.

   After we have made the adjustment to contract value set out immediately above, we will continue to compute the GMDB roll-up and the GMDB step-up under the surviving spousal owner's contract, and will do so in accordance with the preceding paragraphs.

   If the contract is being continued by the surviving spouse, the attained age of the surviving spouse will be the basis used in determining the death benefit payable under the guaranteed minimum death benefit provisions of the contract.

   IF YOU ELECTED THE GUARANTEED MINIMUM INCOME BENEFIT, it will be continued for the surviving spousal owner. All provisions of the guaranteed minimum income benefit (i.e., waiting period, GMIB roll-up cap, etc.) will remain the same as on the date of the owner's death. See "Guaranteed Minimum Income Benefit" page
34. If the GMIB reset feature was never exercised, the surviving spousal owner can exercise the GMIB reset feature twice. If the original owner had previously exercised the GMIB reset feature once, the surviving spousal owner can exercise the GMIB reset once. However the surviving spouse (or new annuitant designated by the surviving spouse) must be under 76 years of age at the time of reset. If the original owner had previously exercised the GMIB reset feature twice, the surviving spousal owner may not exercise the GMIB reset at all. If the attained age of the surviving spouse at activation of the spousal continuance benefit, when added to the remainder of the GMIB waiting period to be satisfied, would preclude the surviving spouse from utilizing the guaranteed minimum income benefit, we will revoke the guaranteed minimum income benefit under the contract at that time and we will no longer charge for that benefit.

   IF YOU ELECTED THE INCOME APPRECIATOR BENEFIT, on the owner's death, the income appreciator benefit will end unless the contract is continued by the owner's surviving spouse under the spousal continuance benefit. See "Spousal Continuance Benefit" page 41. If the contract is continued by the surviving spouse, we will continue to pay the balance of any income appreciator benefit payments over the remainder of the 10-year payment period, or until the surviving spouse attains age 95, whichever occurs first.

   If the income appreciator benefit has not been in force for 7 contract years, the surviving spouse may not activate the benefit until it has been in force for 7 contract years. If the attained age of the surviving spouse at activation of the spousal continuation benefit, when added to the remainder of the IAB waiting period to be satisfied, would preclude the surviving spouse from utilizing the income appreciator benefit, we will revoke the income appreciator benefit under the contract at that time and we will no longer charge for that benefit. If the income appreciator benefit has been in force for 7 contract years, but the benefit has not been activated, the surviving spouse may activate the benefit at any time after the contract has been continued. If the income appreciator benefit is activated after the contract is continued by the surviving spouse, the income appreciator benefit calculation will exclude any amount added to the contract at the time of spousal continuance resulting from any death benefit value exceeding the contract value.

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        5:

HOW CAN I PURCHASE A STRATEGIC PARTNERS

        PLUS CONTRACT?
--------------------------------------------------------------------------------

PURCHASE PAYMENTS

The initial purchase payment is the amount of money you first pay us to purchase the contract. The minimum initial purchase payment is $10,000. In most states, and subject to some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $500 at any time during the accumulation phase. However, we impose a minimum of $100 with respect to additional purchase payments made through electronic fund transfers. You may not make additional purchase payments if you purchase a contract issued in Massachusetts, or if you purchase a Contract With Credit in Pennsylvania.

   You may purchase this contract only if the oldest of the owner, joint owner, or annuitant is age 85 or younger. Certain age limits apply to certain features and benefits described herein. No subsequent purchase payments may be made after the earliest of the 86th birthday of (i) the owner, (ii) the joint owner or
(iii) the annuitant.

   Currently, the maximum aggregate purchase payments you may make is $20 million. We limit the maximum total purchase payments in any contract year other than the first to $2 million. You must obtain our approval prior to submitting a purchase payment of $5 million or greater within the first contract year, or greater than $2 million for subsequent purchase payments. Depending on applicable state law, lower limits may apply.

ALLOCATION OF PURCHASE PAYMENTS

When you purchase a contract, we will allocate your invested purchase payment among the variable or fixed interest rate investment options or the market value adjustment option based on the percentages you choose. The percentage of your allocation to a particular investment option can range in whole percentages from 0% to 100%.

   You may change your allocation of future invested purchase payments at any time. Contact the Prudential Annuity Service Center for details.

   If you make an additional purchase payment without allocation instructions, we will allocate the invested purchase payment in the same proportion as your most recent purchase payment, unless you directed us in connection with that purchase payment to make that allocation on a one-time-only basis.

   The allocation procedure mentioned above will apply unless that portion designated for the DCA Fixed Rate Option is less than $2,000. In that case, we will use your transfer allocation for the DCA Fixed Rate Option as part of your allocation instructions until you direct us otherwise.

   We will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment at the Prudential Annuity Service Center. If, however, your first payment is made without enough information for us to set up your contract, we may need to contact you to obtain the required information. If we are not able to obtain this information within five business days, we will within that five business day period either return your purchase payment or obtain your consent to continue holding it until we receive the necessary information. We will generally credit each subsequent purchase payment as of the business day we receive it in good order at the Prudential Annuity Service Center. Our business day generally closes at 4:00 p.m. Eastern time.

CREDITS

If you purchase the Contract With Credit, we will add a credit amount to your contract value with each purchase payment you make. The credit amount is allocated to the variable or fixed interest rate investment options in the same percentages as the purchase payment.

   The bonus credit that we pay with respect to any purchase payment depends on
(i) the age of the older of the owner or joint owner on the date on which the purchase payment is made and (ii) the amount of the purchase payment. Specifically,

- if the elder owner is 80 or younger on the date that the purchase payment is made, then we will add a bonus credit to the purchase payment equal to 4% if the purchase payment is less than $250,000; 5% if the purchase payment is equal to or greater than $250,000 but less than $1 million; or 6% if the purchase payment is $1 million or greater; and

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

- if the elder owner is aged 81-85 on the date that the purchase payment is made, then we will add a bonus credit equal to 3% of the amount of the purchase payment.

   Under the Contract With Credit, if the owner returns the contract during the free look period, we have the contractual right to take back any credit. If we pay a death benefit under the contract, we have a contractual right to take back any credit we applied within one year of the date of death. However, we will not, unless and until we obtain SEC approval, recoup for our own assets the full amount of the 6% bonus credit applicable to purchase payments of $1 million or greater that we had given to you. Rather, we will recoup an amount equal to the value of the credit as of the business day on which we receive your request or due proof of death, as applicable, less any charges attributable to that credit. We reserve the right to recapture the entire amount of the credit upon obtaining approval of the SEC with regard to that bonus credit.

CALCULATING CONTRACT VALUE

The value of your contract will go up or down depending on the investment performance of the variable investment options you choose. To determine the value of your contract, we use a unit of measure called an accumulation unit. An accumulation unit works like a share of a mutual fund.

   Every day we determine the value of an accumulation unit for each of the variable investment options. We do this by:

1) adding up the total amount of money allocated to a specific investment option,

2) subtracting from that amount insurance charges and any other applicable charges such as for taxes, and

3) dividing this amount by the number of outstanding accumulation units.

   When you make a purchase payment, we credit your contract with accumulation units of the subaccount or subaccounts for the investment options you choose. We determine the number of accumulation units credited to your contract by dividing the amount of the purchase payment, plus (if you have purchased the Contract With Credit) any applicable credit, allocated to an investment option by the unit price of the accumulation unit for that investment option. We calculate the unit price for each investment option after the New York Stock Exchange closes each day and then credit your contract. The value of the accumulation units can increase, decrease, or remain the same from day to day.

   We cannot guarantee that your contract value will increase or that it will not fall below the amount of your total purchase payments. However, we do guarantee a minimum interest rate of between 1.5% and 3% a year, depending on your state's applicable law, on that portion of the contract value allocated to the one-year fixed interest-rate option. For the DCA Fixed Interest Rate Option, we guarantee a minimum interest rate of 3% annually.

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        6:

WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC

                    PARTNERS PLUS CONTRACT?
--------------------------------------------------------------------------------

THERE ARE CHARGES AND OTHER EXPENSES ASSOCIATED WITH THE CONTRACT THAT REDUCE THE RETURN ON YOUR INVESTMENT. WE DESCRIBE THESE CHARGES AND EXPENSES BELOW.

INSURANCE AND ADMINISTRATIVE COST

Each day, we make a deduction for the insurance and administrative cost. This cost covers our expenses for mortality and expense risk, administration, marketing and distribution. If you choose a guaranteed minimum death benefit option, the insurance and administrative cost also includes a charge to cover our assumption of the associated risk. The mortality risk portion of the cost is for our assumption of the risk that the annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of annuity payments. The expense risk portion of the cost is for our assumption of the risk that the current costs will be insufficient in the future to cover the cost of administering the contract. The administrative expense portion of the cost compensates us for the expenses associated with the administration of the contract. This includes preparing and issuing the contract; establishing and maintaining contract records; preparation of confirmations and annual reports; personnel costs; legal and accounting fees; filing fees; and systems costs. The guaranteed minimum death benefit risk portion of the cost, if applicable, covers our assumption of the risk that the protected value of the contract will be larger than the base death benefit if the contract owner dies during the accumulation phase.

   If the insurance and administrative cost is not sufficient to cover our expenses, then we will bear the loss. We do, however, expect to profit from this cost. The insurance and administrative cost for your contract cannot be increased. We may use any profits from this cost to pay for the costs of distributing the contracts. If you choose the Contract With Credit, we will also use any profits from this charge to recoup our costs of providing the credit.

   We calculate the insurance and administrative cost based on the average daily value of all assets allocated to the variable investment options. These costs are not assessed against amounts allocated to the fixed interest rate options. The amount of the cost depends on the death benefit option that you choose. The cost is equal to:

   -  1.40% on an annual basis if you choose the base death benefit,

   - 1.65% on an annual basis if you choose either the roll-up or step-up guaranteed minimum death benefit option, and

   - 1.75% on an annual basis if you choose the guaranteed minimum death benefit option of the greater of the roll-up or step-up.

   We impose an additional insurance and administrative cost of 0.10% annually (of account value attributable to the variable investment options) for the Contract with Credit.

EARNINGS APPRECIATOR BENEFIT CHARGE

We will impose an additional charge if you choose the earnings appreciator benefit. The charge for this benefit is based on an annual rate of 0.30% of your contract value.

   We calculate the charge on each of the following events:

   -  each contract anniversary,

   -  on the annuity date,

   - upon death of the sole or first to die of the owner or joint owner prior to the annuity date,

   -  upon a full or partial withdrawal, and

   -  upon a subsequent purchase payment.

   The fee is based on the contract value at time of calculation and is pro-rated based on the portion of the contract year since the date that the earnings appreciator benefit charge was last calculated.

   Although the earnings appreciator benefit charge may be calculated more often, it is deducted only:

   -  on each contract anniversary,

   -  on the annuity date,

   - upon death of the sole owner or first to die of the owner or joint owner prior to the annuity date,

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         PARTNERS PLUS CONTRACT? CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

   -  upon a full withdrawal, and

   - upon a partial withdrawal if the contract value remaining after the partial withdrawal is not enough to cover the then applicable earnings appreciator benefit charge.

   We withdraw this charge from each investment option (including each guarantee period) in the same proportion that the amount allocated to the investment option bears to the total contract value. Upon a full withdrawal or if the contract value remaining after a partial withdrawal is not enough to cover the then-applicable earnings appreciator benefit charge, we will deduct the charge from the amount we pay you. We will deem the payment of the earnings appreciator benefit charge as made from earnings for purposes of calculating other charges.

GUARANTEED MINIMUM INCOME BENEFIT CHARGE

We will impose an additional charge if you choose the guaranteed minimum income benefit. This is an annual charge equal to 0.45% of the GMIB protected value of your contract, which we deduct from your contract value on each of the following events:

-  each contract anniversary,

-  when you begin the income phase of the contract,

-  upon a full withdrawal, and

- upon a partial withdrawal if the remaining contract value would not be enough to cover the then applicable guaranteed minimum income benefit charge.

In some states this charge is 0.30%, see your contract for details.

   If we impose this fee other than on a contract anniversary, then we will pro-rate it based on the portion of the contract year for which the guaranteed minimum income benefit was in effect. We withdraw the fee from each investment option in the same proportion that your contract value is allocated to that investment option. Upon a full withdrawal or if the contract value remaining after a partial withdrawal is not enough to cover the applicable guaranteed minimum income benefit charge, we will deduct the charge from the amount we pay you.

   In some states, we may calculate the charge for the guaranteed minimum income benefit in a different manner, but that charge will not exceed 0.45% of the GMIB protected value.

   We will not impose the guaranteed minimum income benefit charge after the income phase begins, or after you choose your GMIB payout option.

INCOME APPRECIATOR BENEFIT CHARGE

We will impose an additional charge if you choose the income appreciator benefit. This is an annual charge equal to 0.25% of your contract value. The income appreciator benefit charge is calculated:

   -  on each contract anniversary,

   -  on the annuity date,

   - upon the death of the sole owner or first to die of the owner or joint owner prior to the annuity date,

   -  upon a full or partial withdrawal, and

   -  upon a subsequent purchase payment.

   The fee is based on the contract value at the time of the calculation, and is prorated based on the portion of the contract year since the date that the income appreciator benefit charge was last calculated.

   Although the income appreciator benefit charge may be calculated more often, it is deducted only:

   -  on each contract anniversary,

   -  on the annuity date,

   - upon the death of the sole owner or first to die of the owner or joint owners prior to the annuity date,

   -  upon a full withdrawal, and

   - upon a partial withdrawal if the contract value remaining after such partial withdrawal is not enough to cover the then-applicable income appreciator benefit charge.

   We reserve the right to calculate and deduct the fee more frequently than annually, such as quarterly.

   The income appreciator benefit charge is deducted from each investment option in the same proportion that the amount allocated to the investment option bears to the total contract value. Upon a full

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

withdrawal, or if the contract value remaining after a partial withdrawal is not enough to cover the then-applicable income appreciator benefit charge, the charge is deducted from the amount paid. The payment of the income appreciator benefit charge will be deemed to be made from earnings for purposes of calculating other charges.

   We no longer assess this charge upon election of IAB Option 1, the completion of IAB Option 2 or 3, and upon annuitization.

CONTRACT MAINTENANCE CHARGE

We do not deduct a contract maintenance charge for administrative expenses while your contract value is $75,000 or more. If your contract value is less than $75,000 on a contract anniversary during the accumulation phase or when you make a full withdrawal, we will deduct $35 (or a lower amount equal to 2% of your contract value) for administrative expenses. (This fee may differ in certain states.) We may increase this charge up to a maximum of $60 per year. Also, we may raise the level of the contract value at which we waive this fee. We will deduct this charge proportionately from each of your contract's investment options.

WITHDRAWAL CHARGE

A withdrawal charge may apply if you make a full or partial withdrawal during the withdrawal charge period for a purchase payment. The withdrawal charge may also apply if you begin the income phase during the withdrawal charge period, depending upon the annuity option you choose. The amount and duration of the withdrawal charge depends on whether you choose the Contract With Credit or the Contract Without Credit. The withdrawal charge varies with the number of contract anniversaries that have elapsed since each purchase payment was made. Specifically, we maintain an "age" for each purchase payment you have made by keeping track of how many contract anniversaries have passed since the purchase payment was made. The withdrawal charge is the percentage, shown below, of the amount withdrawn.

  NUMBER OF CONTRACT
ANNIVERSARIES SINCE THE                         CONTRACT WITHOUT
 DATE OF EACH PURCHASE   CONTRACT WITH CREDIT   CREDIT WITHDRAWAL
        PAYMENT           WITHDRAWAL CHARGE          CHARGE
-----------------------  --------------------   -----------------
          0                        8%                   7%
          1                        8%                   6%
          2                        8%                   5%
          3                        8%                   4%
          4                        7%                   3%
          5                        6%                   2%
          6                        5%                   1%
          7                        0%                   0%

   In certain states reduced withdrawal charges may apply for certain ages under the Contract with Credit. Your contract contains the applicable charges. See SAI for further details.

   If a withdrawal is effective on the day before a contract anniversary, the withdrawal charge percentage as of the next following contract anniversary will apply. If you request a withdrawal, we will deduct an amount from the contract value that is sufficient to pay the withdrawal charge and provide you with the amount requested.

   If you request a full withdrawal, we will provide you with the full amount of the contract value after making these deductions.

   Each contract year, you may withdraw a specified amount of your contract value without incurring a withdrawal charge. We make this "charge-free amount" available to you subject to approval of this feature in your state. We determine the charge-free amount available to you in a given contract year on the contract anniversary that begins that year. In calculating the charge-free amount, we divide purchase payments into two categories -- payments that are subject to a withdrawal charge and those that are not. We determine the charge-free amount based only on purchase payments that are subject to a withdrawal charge. The charge-free amount in a given contract year is equal to 10% of the sum of all the purchase payments subject to the withdrawal charge that you have made as of the applicable contract anniversary. During the first contract year, the charge-free amount is equal to 10% of the initial purchase payment.

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         PARTNERS PLUS CONTRACT? CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

   When you make a withdrawal, we will first deduct the amount of the withdrawal from purchase payments no longer subject to a withdrawal charge, and then from the available charge-free amount, and will consider purchase payments to be paid out on a first-in, first-out basis. Withdrawals in excess of the charge-free amount will come first from purchase payments, also on a first-in, first-out basis, and will be subject to withdrawal charges, if applicable, even if earnings are available on the date of the withdrawal. Once you have withdrawn all purchase payments, additional withdrawals will come from any earnings. We do not impose withdrawal charges on earnings.

   If a withdrawal or transfer is taken from a market value adjustment guarantee period prior to the expiration of the rate guarantee period we will make a market value adjustment to the withdrawal amount, including the withdrawal charge. A hypothetical example follows:

   Owner requests a net withdrawal of $1,000 from the market value adjustment "MVA" option, subject to a 5% withdrawal charge and a negative 1.4% MVA:

Amount in MVA
  guarantee period
  prior to withdrawal:      $3,000
Withdrawal, including
  a 5% withdrawal
  charge:                   $1,000 (1 - 0.05) = $1,053
Withdrawal and
  withdrawal charge
  amount assuming a         $1,053/ [1 - 0.014 (MVA)] =
  negative MVA:             $1,068
Amount in MVA
  guarantee period:         $3,000
                        -   $1,068
                            -------------------------------
                            $1,932 = Amount remaining in
                                     MVA guarantee period
                                     after taking
                                     withdrawal
Owner receives:             $1,000
Withdrawal charge:      =   $53
MVA adjustment:         =   $15

   If you choose the Contract With Credit and make a withdrawal that is subject to a withdrawal charge, we may use part of that withdrawal charge to recoup our costs of providing the credit.

   Withdrawal charges will never be greater than permitted by applicable law.

WAIVER OF WITHDRAWAL CHARGES

CRITICAL CARE ACCESS

   Except as restricted by applicable state law, we will waive all withdrawal charges and any market value adjustment upon receipt of proof that the owner or a joint owner is terminally ill, or has been confined to an eligible nursing home or eligible hospital continuously for at least three months after the contract date. We will also waive the contract maintenance charge if you surrender your contract in accordance with the above noted conditions. This waiver is not available if the owner has assigned ownership of the contract to someone else.

MINIMUM DISTRIBUTION REQUIREMENTS

If a withdrawal is taken from a tax qualified contract in order to satisfy an IRS mandatory distribution requirement only with respect to that contract's account balance, we will waive withdrawal charges. See "What are the Tax Considerations Associated with the Strategic Partners Plus Contract?" on page 53.

TAXES ATTRIBUTABLE TO PREMIUM

There are federal, state and local premium based taxes applicable to your purchase payment. We are responsible for the payment of these taxes and may make a deduction from the value of the contract to pay some or all of these taxes. Some of these taxes are due when the contract is issued, others are due when the annuity payments begin. It is our current practice not to deduct a charge for state premium taxes until annuity payments begin. In the states that impose a premium tax, the current rates range up to 3.5%. It is also our current practice not to deduct a charge for the federal tax associated with deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the contract owner in the future for any such tax associated with deferred acquisition costs and any federal, state or local income,

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

excise, business or any other type of tax measured by the amount of premium received by us.

TRANSFER FEE

You can make 12 free transfers every contract year. We measure a contract year from the date we issue your contract, which is the contract date. If you make more than 12 transfers in a contract year (excluding Dollar Cost Averaging and Auto-Rebalancing), we will deduct a transfer fee of $25 for each additional transfer. In the future we could raise that charge up to $30 per additional transfer, although we have no current plans to do so. We will deduct the transfer fee pro-rata from the investment options from which the transfer is made. In certain states, we may limit the transfer fee to a lower amount to comply with applicable state law. Consult the Statement of Additional Information for details.

COMPANY TAXES

We will pay the taxes on the earnings of the separate account. We do not currently charge you for these taxes. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

UNDERLYING MUTUAL FUND FEES

When you allocate a purchase payment or a transfer to the variable investment options, we in turn invest in shares of a corresponding mutual fund. Those funds charge fees that are in addition to the contract-related fees described in this section. For 2002, the fees of these funds ranged on an annual basis from 0.37% to 1.30% of fund assets (these fees reflect the effect of expense reimbursements or waivers, which may terminate at any time). For additional information about these fund fees, please consult the prospectuses for the funds, which are attached to this prospectus.

                                                                              49
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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        7:

HOW CAN I

        ACCESS MY MONEY?
--------------------------------------------------------------------------------

YOU CAN ACCESS YOUR MONEY BY:

-  MAKING A WITHDRAWAL (EITHER PARTIAL OR FULL); OR

-  CHOOSING TO RECEIVE ANNUITY PAYMENTS DURING THE INCOME PHASE.

WITHDRAWALS DURING THE ACCUMULATION PHASE

Following the free look period, when you make a full withdrawal, you will receive the value of your contract minus any applicable charges and fees. We will calculate the value of your contract and charges, if any, as of the date we receive your request in good order at the Prudential Annuity Service Center.

   Unless you tell us otherwise, we will take any partial withdrawal proportionately from all of the investment options in which you have invested. For a partial withdrawal, we will deduct any applicable charges and fees proportionately from the investment options in your contract. The minimum amount you may withdraw is $250. If, after a withdrawal, your contract value is less than $2,000, we have the right to end your contract.

   With respect to the variable investment options we will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a withdrawal request in good order.

   With respect to the market value adjustment option, you may specify the guarantee period from which you would like to make a withdrawal. If you indicate that the withdrawal is to originate from the market value adjustment option, but you do not specify which guarantee period is to be involved, then we will take the withdrawal from the guarantee period that has the least time remaining until its maturity date. If you indicate that you wish to make a withdrawal, but do not specify the investment options to be involved, then we will take the withdrawal from your contract value on a pro rata basis from each investment option that you have. In that situation, we will aggregate the contract value in each of the guarantee periods that you have within the market value adjustment option for purposes of making that pro rata calculation. The portion of the withdrawal associated with the market value adjustment option then will be taken from the guarantee periods with the least amount of time remaining until the maturity date, irrespective of the original length of the guarantee period. You should be aware that a withdrawal may avoid a withdrawal charge based on the charge-free amount that we allow, yet still be subject to a market value adjustment.

   INCOME TAXES, TAX PENALTIES, AND CERTAIN RESTRICTIONS ALSO MAY APPLY TO ANY WITHDRAWAL YOU MAKE. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 8 OF THIS PROSPECTUS.

AUTOMATED WITHDRAWALS

We offer an automated withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual, or annual intervals. We will process your withdrawals at the end of the business day at the intervals you specify. We will continue at these intervals until you tell us otherwise. You can make withdrawals from any designated investment option or proportionally from all investment options, other than a guarantee period within the market value adjustment option. The minimum automated withdrawal amount you can make is $100.

   INCOME TAXES, TAX PENALTIES, WITHDRAWAL CHARGES, AND CERTAIN RESTRICTIONS MAY APPLY TO AUTOMATED WITHDRAWALS. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 8 OF THIS PROSPECTUS.

INCOME APPRECIATOR BENEFIT OPTIONS DURING THE ACCUMULATION PHASE

The income appreciator benefit (or "IAB") is discussed on page 36. As mentioned there, you may choose IAB Option 1 at annuitization, but you may instead choose IAB Options 2 or 3 during the accumulation phase of your contract. Income appreciator benefit payments under IAB Options 2 and 3 will begin on the same day of the month as the contract date, beginning with the next month following our receipt of your request in good order. Under IAB Options 2 and 3, you can choose to have the income appreciator benefit amounts paid or credited monthly, quarterly, semi-annually, or annually.

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

   IAB OPTIONS 2 AND 3 INVOLVE A TEN-YEAR PAYMENT PERIOD. IF THE 10-YEAR PAYMENT PERIOD WOULD END AFTER THE ANNUITY DATE AND YOU CHOOSE AN ANNUITY SETTLEMENT OPTION OTHER THAN ANY LIFETIME PAYOUT OPTION OR PERIOD CERTAIN OPTION OF AT LEAST 15 YEARS OR YOU MAKE A FULL WITHDRAWAL, YOU MAY LOSE ALL OR ANY REMAINING PORTION OF THE INCOME APPRECIATOR BENEFIT. IN SUCH INSTANCES, WE WOULD NOT REIMBURSE YOU FOR THE EXPENSES YOU HAD PAID US FOR THIS BENEFIT.

IAB OPTION 2 -- INCOME APPRECIATOR BENEFIT AUTOMATIC WITHDRAWAL PAYMENT PROGRAM

Under this option, you elect to receive the income appreciator benefit during the accumulation phase. When you activate the benefit, a 10-year income appreciator benefit automatic withdrawal payment program begins. We will pay you the income appreciator benefit amount in equal installments over a 10 year payment period. You may combine this income appreciator benefit amount with an automated withdrawal amount from your contract value, in which case each combined payment must be at least $100.

   The maximum automated withdrawal payment amount that you may receive from your contract value under this income appreciator benefit program in any contract year during the 10-year period may not exceed 10% of the contract value as of the date you activate the income appreciator benefit.

   Once we calculate the income appreciator benefit, the amount will not be affected by changes in contract value due to the investment performance of any allocation option. Withdrawal charges may apply to automatic withdrawal payment amounts, but not income appreciator benefit amounts, of the income appreciator benefit program payments.

   After the ten-year payment period has ended, if the remaining contract value is $2,000 or more, the contract will continue. If the remaining contract value is less than $2,000 after the end of the 10-year payment period, we will pay you the remaining contract value and the contract will terminate. If the contract value falls below the minimum amount required to keep the contract in force due solely to investment results before the end of the 10-year payment period, we will continue to pay the income appreciator benefit amount for the remainder of the 10-year payment period.

DISCONTINUING THE INCOME APPRECIATOR BENEFIT AUTOMATIC WITHDRAWAL PAYMENT PROGRAM UNDER IAB OPTION 2

You may discontinue the income appreciator benefit payment program under IAB Option 2 and activate IAB Option 3 at any time after payments have begun and before the last payment is made. We will add the remaining income appreciator benefit amount to the contract value at the same frequency as your initial election until the end of the 10-year payment period. We will treat any income appreciator benefit amount added to the contract value as additional earnings. Unless you direct us otherwise, we will allocate these additions to the variable or fixed interest rate options in the same proportions as your most recent purchase payment allocation percentages.

   You may discontinue the income appreciator benefit payment program under IAB Option 2 before the last payment is made and elect an annuity or settlement option. We will add the balance of the income appreciator benefit amount for the 10-year payment period to the contract value in a lump sum before determining the adjusted contract value. The adjusted contract value may be applied to any annuity or settlement option that is paid over the lifetime of the annuitant, joint annuitants, or a period certain of at least 15 years (but not to exceed life expectancy).

IAB OPTION 3 -- INCOME APPRECIATOR BENEFIT CREDIT TO CONTRACT VALUE

Under this option, you can activate the income appreciator benefit and receive the benefit as credits to your contract value over a 10-year payment period. We will allocate these income appreciator benefit credits to the variable investment options, the fixed interest rate options, or the market value adjustment option in the same manner as your current allocation, unless you direct us otherwise. We will calculate the income appreciator benefit amount on the date we receive your written request in good order. Once we have calculated

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                                                                         PART II
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the income appreciator benefit, the income appreciator benefit credit will not be affected by changes in contract value due to the investment performance of any allocation option.

   Before we add the last income appreciator benefit credit to your contract value, you may switch to IAB Option 2 and receive the remainder of the income appreciator benefit as payments to you (instead of credits to the contract value) under the income appreciator benefit program for the remainder of the 10-year payment period.

   You can also request that any remaining payments in the 10-year payment period be applied to an annuity or settlement option that is paid over the lifetime of the annuitants, joint annuitants, or a period certain of at least 15 years (but not to exceed life expectancy).

EXCESS WITHDRAWALS

   During the 10 year period under IAB options 2 or 3, an "excess withdrawal" occurs when any amount is withdrawn from your contract value in a contract year that exceeds the sum of (1) 10% of the contract value as of the date the income appreciator benefit was activated plus (2) earnings since the income appreciator benefit was activated that have not been previously withdrawn.

   We will deduct the excess withdrawal on a proportional basis from the remaining income appreciator benefit amount. We will then calculate and apply a new reduced income appreciator benefit amount.

   Withdrawals you make in a contract year that do not exceed the sum of (1) 10% of the contract value as of the date the income appreciator benefit was activated plus (2) earnings since the income appreciator benefit was activated that have not been previously withdrawn do not reduce the remaining income appreciator benefit amount.

EFFECT OF TOTAL WITHDRAWAL ON INCOME APPRECIATOR BENEFIT

We will not make income appreciator benefit payments after the date you make a total withdrawal of the contract surrender value.

SUSPENSION OF PAYMENTS OR TRANSFERS

The Securities and Exchange Commission (SEC) may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:

- The New York Stock Exchange is closed (other than customary weekend and holiday closings);

-  Trading on the New York Stock Exchange is restricted;

- An emergency exists, as determined by the SEC, during which sales and redemptions of shares of the mutual funds are not feasible or we cannot reasonably value the accumulation units; or

- The Securities and Exchange Commission, by order, permits suspension or postponement of payments for the protection of owners.

   We expect to pay the amount of any withdrawal or transfer made from the fixed interest rate options promptly upon request.

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STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        8:

WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC

                    PARTNERS PLUS CONTRACT?
--------------------------------------------------------------------------------

The tax considerations associated with the Strategic Partners Plus contract vary depending on whether the contract is (i) owned by an individual and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. You should consult with a qualified tax adviser for complete information and advice.

CONTRACTS OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED RETIREMENT
PLANS)

TAXES PAYABLE BY YOU

We believe the contract is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract.

   Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

   Subject to approval by your state, we offer supplemental benefits such as the earnings appreciator benefit and the income appreciator benefit. Although we believe these benefits are investment protection features that should have no adverse tax consequences, it is possible that the Internal Revenue Service would assert that some or all of the charges for the features should be treated for federal income tax purposes as a partial withdrawal from the contract. It is also possible that the Internal Revenue Service would assert that some or all of the charges for the guaranteed minimum death benefit and guaranteed minimum income benefit should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for these benefits could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty.

   If the Internal Revenue Service determines that the deductions for one or more benefits under the contract -- including, without limitation, the guaranteed minimum death benefit and the guaranteed minimum income benefit, and any supplemental benefit added by endorsement -- are taxable withdrawals, then the sole or surviving owner may cancel the affected benefit(s) within 90 days of notice from us.

TAXES ON WITHDRAWALS AND SURRENDER

If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else.

   If you assign or pledge all or part of your contract as collateral for a loan, the part assigned will be treated as a withdrawal. Also, if you elect the interest payment option, that election will be treated, for tax purposes, as surrendering your contract.

   If you transfer your contract for less than full consideration, such as by gift, you will trigger tax on the gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

   It is our position that the guaranteed minimum death benefit, the guaranteed minimum income benefit, and other contract benefits are an integral part of the annuity contract and accordingly that the charges made against the annuity contract's cash value for the benefit should not be treated as distributions subject to income tax. It is possible, however, that the Internal Revenue Service could take the position that such charges should be treated as distributions.

TAXES ON ANNUITY PAYMENTS

A portion of each annuity payment you receive will be treated as a partial return of your purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract.

   After the full amount of your purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

TAX PENALTY ON WITHDRAWALS AND ANNUITY PAYMENTS

Any taxable amount you receive under your contract may be subject to a 10% tax penalty. Amounts are not subject to this tax penalty if:

-  the amount is paid on or after you reach age 59 1/2 or die;

-  the amount received is attributable to your becoming disabled;

- the amount paid or received is in the form of level annuity payments not less frequently than annually under a lifetime annuity;

TAXES PAYABLE BY BENEFICIARIES

All of the death benefit options are subject to income tax to the extent the distribution exceeds the adjusted basis in the contract and the full value of the death benefit is included in the owner's estate. Generally, the same tax rules described above would also apply to amounts received by your beneficiary. Choosing an annuity payment option instead of a lump sum death benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below. Tax consequences to the beneficiary vary among the death benefit payment options.

-  Choice 1:  the beneficiary is taxed on earnings in the contract.

- Choice 2: the beneficiary is taxed as amounts are withdrawn (In this case earnings are treated as being distributed first).

- Choice 3: the beneficiary is taxed on each payment (part will be treated as earnings and part as return of premiums).

REPORTING AND WITHHOLDING ON DISTRIBUTIONS

Taxable amounts distributed from your annuity contracts are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with 3 exemptions unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide.

   State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the CONTRACTS HELD BY TAX FAVORED PLANS section for withholding rules for tax favored plans (for example, an IRA).

   Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

ANNUITY QUALIFICATION

   Diversification And Investor Control In order to qualify for the tax rules applicable to annuity contracts described above, the contract must be an annuity contract for tax purposes. This means that the assets underlying the annuity contract must be diversified, according to certain rules. It also means that we, and not you as the contract-owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. We believe these rules, which are further discussed in the Statement of Additional Information, will be met.

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

   Required Distributions Upon Your Death Upon your death (or the death of a joint owner, if earlier), certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.

   If you die on or after the annuity date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

   If you die before the annuity date, the entire interest in the contract must be distributed within 5 years after the date of death. However, if an annuity payment option is selected by your designated beneficiary and if annuity payments begin within 1 year of your death, the value of the contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. Your designated beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect an annuity payment option based on life expectancy or a period exceeding five years.

   If any portion of the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.

   Changes In The Contract We reserve the right to make any changes we deem necessary to assure that the contract qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract owners and you will be given notice to the extent feasible under the circumstances.

ADDITIONAL INFORMATION

You should refer to the Statement of Additional Information if:

- The contract is held by a corporation or other entity instead of by an individual or as agent for an individual.

- Your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982.

- You transfer your contract to, or designate, a beneficiary who is either 37 1/2 years younger than you or a grandchild.

CONTRACTS HELD BY TAX FAVORED PLANS

The following discussion covers annuity contracts held under tax-favored retirement plans. Currently, the contract may be purchased for use in connection with individual retirement accounts and annuities (IRAs) which are subject to Sections 408(a), 408(b) and 408A of the Internal Revenue Code of 1986, as amended (Code). This description assumes that you have satisfied the requirements for eligibility for these products.

   YOU SHOULD BE AWARE THAT TAX FAVORED PLANS SUCH AS IRAS GENERALLY PROVIDE TAX DEFERRAL REGARDLESS WHETHER THEY INVEST IN ANNUITY CONTRACTS. THIS MEANS THAT WHEN A TAX FAVORED PLAN INVESTS IN AN ANNUITY CONTRACT, IT GENERALLY DOES NOT RESULT IN ANY ADDITIONAL TAX DEFERRAL BENEFITS.

TYPES OF TAX FAVORED PLANS

   IRAs If you buy a contract for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" on page 65 contains information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the contract by notifying us in writing, and we will refund all of the purchase payments under the contract (or, if provided by applicable state law, the amount credited under the contract, calculated as of the date that we receive this cancellation notice, if greater), less any applicable federal and state income tax withholding.

   Contributions Limits/Rollovers: Because of the way the contract is designed, you may only purchase a contract for an IRA in connection with a "rollover" of amounts from a qualified retirement plan or transfer from another IRA. You must make a minimum initial payment of $10,000 to purchase a contract. This minimum is greater than the maximum amount of any annual contribution allowed by law you may make to an IRA. In 2003 and 2004 the limit is $3,000; increasing

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

in 2005 to 2007, to $4,000; and for 2008, $5,000. After 2008 the contribution amount will be indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above. These taxpayers will be permitted to contribute an additional $500 in years 2003 to 2005 and an additional $1,000 in 2006 and years thereafter). The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy the contract, you can make regular IRA contributions under the contract (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA.

   Required Provisions: Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

- You, as owner of the contract, must be the "annuitant" under the contract (except in certain cases involving the division of property under a decree of divorce);

-  Your rights as owner are non-forfeitable;

-  You cannot sell, assign or pledge the contract, other than to Pruco Life;

- The annual premium you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);

- The date on which annuity payments must begin cannot be later than the April 1st of the calendar year after the calendar year you turn age 70 1/2; and

- Death and annuity payments must meet "minimum distribution requirements" (described below).

   Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

-  A 10% "early distribution penalty" (described below);

- Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or

-  Failure to take a minimum distribution (also generally described below).

   ROTH IRAs Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

-  Contributions to a Roth IRA cannot be deducted from your gross income;

- "Qualified distributions" (generally, held for 5 tax years and payable on account of death, disability, attainment of age 59 1/2, or first time-homebuyer) from Roth IRAs are excludable from your gross income; and

- If eligible, you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

   Because the contract's minimum initial payment of $10,000 is greater than the maximum annual contribution permitted to be made to a Roth IRA, you may purchase a contract as a Roth IRA only in connection with a "rollover" or "conversion" of the proceeds of another traditional IRA, conduit IRA, SEP, SIMPLE-IRA, or Roth IRA. The Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000), and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once the contract has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law.

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

MINIMUM DISTRIBUTION REQUIREMENTS AND PAYMENT OPTION

If you hold the contract under an IRA (or other tax-favored plan), IRS minimum distribution requirements must be satisfied. This means that payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount, including a new method permitted under IRS regulations released in April 2002. More information on the mechanics of this calculation is available on request. Please contact us a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% IRS penalty tax on the amount of any minimum distribution not made in a timely manner.

   You can use the Minimum Distribution option to satisfy the IRS minimum distribution requirements for this contract without either beginning annuity payments or surrendering the contract. We will send you a check for this minimum distribution amount, less any other partial withdrawals that you made during the year.

PENALTY FOR EARLY WITHDRAWALS

You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, SIMPLE-IRA (which may increase to 25%), Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. There are only limited exceptions to this tax, and you should consult your tax adviser for further details.

WITHHOLDING

Unless a distribution is an eligible rollover distribution that is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA, we will withhold at the rate of 20%. This 20% withholding does not apply to distributions from IRAs and Roth IRAs. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

- For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions; and

-  For all other distributions, we will withhold at a 10% rate.

   We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes.

ERISA DISCLOSURE/REQUIREMENTS

ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevents a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract.

   Information about any applicable fees, charges, discounts, penalties or adjustments may be found under "What are the Expenses Associated with the Strategic Partners Plus Contract" starting on page 45.

   Information about sales representatives and commissions may be found under "Other Information" and "Sale and Distribution of the Contract" on page 59.

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

   In addition, other relevant information required by the exemptions is contained in the contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.

SPOUSAL CONSENT RULES FOR RETIREMENT PLANS -- QUALIFIED CONTRACTS

If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

   Defined Benefit Plans, Money Purchase Pension Plans, and ERISA 403(b) Annuities. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" ("QJSA"), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a death benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" ("QPSA"). If the plan pays death benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the death benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

   Defined Contribution Plans (including 401(k) Plans). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire death benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

   IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution is not required. Upon your death, any death benefit will be paid to your designated beneficiary.

ADDITIONAL INFORMATION

For additional information about federal tax law requirements applicable to tax favored plans, see the "IRA Disclosure Statement" on page 65.

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STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        9:

OTHER

        INFORMATION
--------------------------------------------------------------------------------

PRUCO LIFE INSURANCE COMPANY

Pruco Life Insurance Company (Pruco Life) is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York. Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. As Pruco Life's ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life may owe under the contract.

   Pruco Life publishes annual and quarterly reports that are filed with the SEC. These reports contain financial information about Pruco Life that is annually audited by independent accountants. Pruco's Life annual report for the year ended December 31, 2002, together with subsequent periodic reports that Pruco Life files with the SEC, are incorporated by reference into this prospectus. You can obtain copies, at no cost, of any and all of this information, including the Pruco Life annual report that is not ordinarily mailed to contractholders, the more current reports and any subsequently filed documents at no cost by contacting us at the address or telephone number listed on the cover. The SEC file number for Pruco Life is 33-37587. You may read and copy any filings made by Pruco Life with the SEC at the SEC's Public Reference Room at 450 Fifth Street, Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling (202) 942-8090. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.

THE SEPARATE ACCOUNT

We have established a separate account, the Pruco Life Flexible Premium Variable Annuity Account (the "separate account"), to hold the assets that are associated with the contracts. The separate account was established under Arizona law on June 16, 1995, and is registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the separate account are held in the name of Pruco Life and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. More detailed information about Pruco Life, including its audited financial statements, appears in the Statement of Additional Information.

SALE AND DISTRIBUTION OF THE CONTRACT

Prudential Investment Management Services LLC (PIMS), 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the contracts under a "best efforts" underwriting agreement with Pruco Life under which PIMS is reimbursed for its costs and expenses. PIMS is an indirect wholly-owned subsidiary of Prudential Financial, Inc. and is a limited liability corporation organized under Delaware law in 1996. It is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.

We pay the broker-dealer whose registered representatives sell the contract either:

-  a commission of up to 8% of your purchase payments; or

- a combination of a commission on purchase payments and a "trail" commission -- which is a commission determined as a percentage of your contract value that is paid periodically over the life of your contract.

The commission amount quoted above is the maximum amount which is paid. In most circumstances, the registered representative who sold the contract will receive significantly less. We will generally pay less

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        9:

OTHER INFORMATION CONTINUED

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

compensation with respect to contracts issued to customers over 80 years old.

From time to time, Prudential or its affiliates may offer and pay non-cash compensation to registered representatives who sell the contract. For example, Prudential or an affiliate may pay for a training and education meeting that is attended by registered representatives of both Prudential-affiliated broker-dealers and independent broker-dealers. Prudential and its affiliates retain discretion as to which broker-dealers to offer non-cash (and cash) compensation arrangements, and will comply with NASD rules and other pertinent laws in making such offers and payments. Our payment of cash or non-cash compensation in connection with sales of the contract does not result directly in any additional charge to you.

LITIGATION

We are subject to legal and regulatory actions in the ordinary course of our business, including class action lawsuits. Pending legal and regulatory actions include proceedings that are specific to us and proceedings generally applicable to the businesses in which we operate. We are also subject to litigation arising out of our general business activities, such as our investments and third party contracts. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

   We have been subject to substantial regulatory actions and civil litigation, including class actions, involving individual life insurance sales practices from 1982 through 1995. As of January 31, 2003, Pruco Life has resolved those regulatory actions, its sales practices class action litigation and all of the individual sales practices actions filed by policyholders who "opted out" of the sales practices class action. Prudential has indemnified Pruco Life for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

   Pruco Life's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Pruco Life in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on Pruco Life's financial position.

ASSIGNMENT

You can assign the contract at any time during your lifetime. If you do so, we will reset the death benefit to equal the contract value on the date the assignment occurs. For details, see "What is the Death Benefit," on page 38. We will not be bound by the assignment until we receive written notice. We will not be liable for any payment or other action we take in accordance with the contract if that action occurs before we receive notice of the assignment. An assignment, like any other change in ownership, may trigger a taxable event.

   If the contract is issued under a qualified plan, there may be limitations on your ability to assign the contract. For further information please speak to your representative.

FINANCIAL STATEMENTS

The financial statements of the separate account and Pruco Life, the co-issuer of the Strategic Partner Plus contract, are included in the Statement of Additional Information.

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

STATEMENT OF ADDITIONAL INFORMATION

Contents:

-  Company

-  Experts

-  Principal Underwriter

-  Allocation of Initial Purchase Payment

-  Determination of Accumulation Unit Values

-  Performance Information

-  Comparative Performance Information and Advertising

-  Federal Tax Status

-  State Specific Variations

-  Directors and Officers

-  Financial Statements

HOUSEHOLDING

To reduce costs, we now send only a single copy of prospectuses and shareholder reports to each consenting household, in lieu of sending a copy to each contractholder that resides in the household. If you are a member of such a household, you should be aware that you can revoke your consent to householding at any time, and begin to receive your own copy of prospectuses and shareholder reports, by calling 1-877-778-5008.

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

MARKET-VALUE
        ADJUSTMENT FORMULA
--------------------------------------------------------------------------------

MARKET-VALUE ADJUSTMENT FORMULA

GENERAL FORMULA

The formula under which Pruco Life calculates the market value adjustment applicable to a full or partial surrender, annuitization, or settlement under the market value adjustment option is set forth below. The market value adjustment is expressed as a multiplier factor. That is, the Contract Value after the market value adjustment ("MVA"), but before any withdrawal charge, is as follows: Contract Value (after MVA) = Contract Value (before MVA) X (1 +
MVA). The MVA itself is calculated as follows:
                            1 + I
                   MVA = [(-----------)to the N/12 power] -1
                           1 + J + .0025

where:  I   =    the guaranteed credited interest rate
                 (annual effective) for the given
                 contract at the time of withdrawal or
                 annuitization or settlement.

        J   =    the current credited interest rate
                 offered on new money at the time of
                 withdrawal or annuitization or
                 settlement for a guarantee period of
                 equal length to the number of whole
                 years remaining in the Contract's
                 current guarantee period plus one
                 year.

        N   =    equals the remaining number of months
                 in the contract's current guarantee
                 period (rounded up) at the time of
                 withdrawal or annuitization or
                 settlement.

PENNSYLVANIA FORMULA

We use the same MVA formula with respect to contracts issued in Pennsylvania as the general formula, except that "J" in the formula above uses an interpolated rate as the current credited interest rate. Specifically, "J" is the interpolated current credited interest rate offered on new money at the time of withdrawal, annuitization, or settlement. The interpolated value is calculated using the following formula:

            m/365 X (n + 1) year rate + (365 - m)/365 X n year rate,

where "n" equals the number of whole years remaining in the Contract's current guarantee period, and "m" equals the number of days remaining in year "n" of the current guarantee period.

INDIANA FORMULA

We use the following MVA formula for contracts issued in Indiana:
                            1 + I
                   MVA = [(-----------)to the N/12 power] -1
                               1 + J

The variables I, J and N retain the same definitions as the general formula.

MARKET VALUE ADJUSTMENT EXAMPLE

(ALL STATES EXCEPT INDIANA AND PENNSYLVANIA)

The following will illustrate the application of the Market Value Adjustment. For simplicity, surrender charges are ignored in this example.

Positive market value adjustment

- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2000 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2002. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.

- On May 1, 2002 the interest rate declared by Pruco Life for a guarantee period of 4 years (the number of whole years remaining plus 1) is 5%.

The following computations would be made:

1) Determine the Market Value Adjustment factor.

    N =  38
    I =  6% (0.06)
    J =  5% (0.05)

    The MVA factor calculation would be: [(1.06)/(1.05 + 0.0025)]to the (38/12) power -1 = 0.02274

2) Multiply the Contract Value by the factor calculated in Step 1.

                          $11,127.11 X 0.02274 = $253.03

3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.

                         $11,127.11 + $253.03 = $11,380.14

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

The MVA may not always be positive. Here is an example where it is negative.

- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2000 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2002. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.

- On May 1, 2002 the interest rate declared by Pruco Life for a guarantee period of 4 years (the number of whole years remaining plus 1) is 7%.

The following computations would be made:

1) Determine the Market Value Adjustment factor.

    N =  38
    I =  6% (0.06)
    J =  7% (0.07)

   The MVA factor calculation would be: [(1.06)/(1.07 + 0.0025)] to the(38/12) power -1 = -0.03644

2) Multiply the Contract Value by the factor calculated in Step 1.

                        $11,127.11 X (-0.03644) = -$405.47

3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.

                       $11,127.11 + (-$405.47) = $10,721.64

MARKET VALUE ADJUSTMENT EXAMPLE

(PENNSYLVANIA)

The following will illustrate the application of the Market Value Adjustment. For simplicity, surrender charges are ignored in this example.

Positive market value adjustment

- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2000 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2002. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.

- On May 1, 2002 the interest rate declared by Pruco Life for a guarantee period of 3 years (the number of whole years remaining) is 4%, and for a guarantee period of 4 years (the number of whole years remaining plus 1) is 5%.

The following computations would be made:

1) Determine the Market Value Adjustment factor.

    N =  38
    I =  6% (0.06)
    J =  [(61/365) X 0.05] + [((365-61)/365) X 0.04] = 0.0417

   The MVA factor calculation would be: [(1.06)/(1.0417 + 0.0025)] to the (38/12) power-1 = 0.04902

2) Multiply the Contract Value by the factor calculated in Step 1.

                          $11,127.11 X 0.04902 = $545.45

3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.

                         $11,127.11 + $545.45 = $11,672.56

The MVA may not always be positive. Here is an example where it is negative.

- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2000 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2002. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.

- On May 1, 2002 the interest rate declared by Pruco Life for a guarantee period of 3 years (the number of whole years remaining) is 7%, and for a guarantee period of 4 years (the number of whole years remaining plus 1) is 8%.

The following computations would be made:

1) Determine the Market Value Adjustment factor.

    N =  38
    I =  6% (0.06)
    J =  [(61/365) X 0.08] + [((365 - 61)/365) X 0.07] = 0.0717

   The MVA factor calculation would be: [(1.06)/(1.0717 + 0.0025)] to the (38/12) power-1 = -0.04098

2) Multiply the Contract Value by the factor calculated in Step 1.

                        $11,127.11 X (-0.04098) = -$455.99

MARKET-VALUE ADJUSTMENT FORMULA CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.

                       $11,127.11 + (-$455.99) = $10,671.12

MARKET VALUE ADJUSTMENT EXAMPLE

(INDIANA)

The following will illustrate the application of the Market Value Adjustment. For simplicity, surrender charges are ignored in this example.

POSITIVE MARKET VALUE ADJUSTMENT

- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2000 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2002. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.

- On May 1, 2002 the interest rate declared by Pruco Life for a guarantee period of 4 years (the number of whole years remaining plus 1) is 5%.

The following computations would be made:

1) Determine the Market Value Adjustment factor.

    N =  38
    I =  6% (0.06)
    J =  5% (0.05)

The MVA factor calculation would be: [(1.06)/(1.05)] to the (38/12) power-1 = 0.03047

2) Multiply the Contract Value by the factor calculated in Step 1.

                          $11,127.11 x 0.03047 = $339.04

3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.

                         $11,127.11 + $339.04 = $11,466.15

The MVA may not always be positive. Here is an example where it is negative.

- Suppose a contract owner made an invested purchase payment of $10,000 on July 1, 2000 and received a guaranteed interest rate of 6% for 5 years. A request to surrender the contract is made on May 1, 2002. At the time, the Contract Value will have accumulated to $11,127.11. The number of whole years remaining in the guarantee period is 3.

- On May 1, 2002 the interest rate declared by Pruco Life for a guarantee period of 4 years (the number of whole years remaining plus 1) is 7%.

The following computations would be made:

1) Determine the Market Value Adjustment factor.

    N =  38
    I =  6% (0.06)
    J =  7% (0.07)

    The MVA factor calculation would be: [(1.06)/(1.07)]to the (38/12) power -1 = -0.02930

2) Multiply the Contract Value by the factor calculated in Step 1.

                        $11,127.11 X (-0.02930) = -$326.02

3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.

                       $11,127.11 + (-$326.02) = $10,801.09

The following computations would be made:

1) Determine the Market Value Adjustment factor.

    N =  38
    I =  6% (0.06)
    J =  7% (0.07)

   The MVA factor calculation would be: [(1.06)/(1.07)] to the (38/12) power-1 = -0.02930

2) Multiply the Contract Value by the factor calculated in Step 1.

                        $11,127.11 x (-0.02930) = -$326.02

3) Add together the Market Value Adjustment and the Contract Value to get the total Contract Surrender Value.

                       $11,127.11 + (-$326.02) = $10,801.09

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

IRA DISCLOSURE STATEMENT
--------------------------------------------------------------------------------

This statement is designed to help you understand the requirements of federal tax law which apply to your individual retirement annuity (IRA), your Roth IRA, your simplified employee pension IRA (SEP) for employer contributions, your Savings Incentive Match Plan for Employees (SIMPLE) IRA, or to one you purchase for your spouse. You can obtain more information regarding your IRA either from your sales representative or from any district office of the Internal Revenue Service. Those are federal tax law rules; state tax laws may vary.

FREE LOOK PERIOD

The annuity contract offered by this prospectus gives you the opportunity to return the contract for a refund (less any applicable federal and state income tax withholding) within 10 days (or whatever period is required by applicable state law) after it is delivered. The amount of the refund is dictated by state law. This is a more liberal provision than is required in connection with IRAs. To exercise this "free-look" provision, return the contract to the representative who sold it you or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus.

ELIGIBILITY REQUIREMENTS

IRAs are intended for all persons with earned compensation whether or not they are covered under other retirement programs. Additionally, if you have a non-working spouse (and you file a joint tax return), you may establish an IRA on behalf of your non-working spouse. A working spouse may establish his or her own IRA. A divorced spouse receiving taxable alimony (and no other income) may also establish an IRA.

CONTRIBUTIONS AND DEDUCTIONS

Contributions to your IRA will be deductible if you are not an "active participant" in an employer maintained qualified retirement plan or you have "Adjusted Gross Income" (as defined under Federal tax laws) which does not exceed the "applicable dollar limit." IRA (or SEP) contributions must be made by no later than the due date for filing your income tax return for that year, excluding extensions (generally by April 15th). For a single taxpayer, the applicable dollar limitation is $40,000 in 2003, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $40,000-$50,000. For married couples filing jointly, the applicable dollar limitation is $60,000, with the amount of IRA contribution which may be deducted reduced proportionately between $60,000-$70,000. There is no deduction allowed for IRA contributions when Adjusted Gross Income reaches $50,000 for individuals and $70,000 for married couples filing jointly. Income limits are scheduled to increase until 2006 for single taxpayers and 2007 for married taxpayers.

   Contributions made by your employer to your SEP are excludable from your gross income for tax purposes in the calendar year for which the amount is contributed. Certain employees who participate in a SEP will be entitled to elect to have their employer make contributions to their SEP on their behalf or to receive the contributions in cash. If the employee elects to have contributions made on the employee's behalf to the SEP, those funds are not treated as current taxable income to the employee. Elective deferrals under a SEP are limited to $12,000 in 2003, with a permitted catch-up contribution of $2,000 for individuals age 50 and above. Contribution limits and catch-up contribution limits are scheduled to increase through 2006 and are indexed for inflation thereafter. Salary-reduction SEPs (also called "SARSEPs") are available only if at least 50% of the employees elect to have amounts contributed to the SARSEP and if the employer has 25 or fewer employees at all times during the preceding year. New SARSEPs may not be established after 1996.

   The IRA maximum annual contribution is limited to the lesser of: (1) the maximum amount allowed by law, including catch-up contributions if applicable, or (2) 100% of your earned compensation. Contributions in excess of these limits may be subject to penalty. See below.

   Under a SEP agreement, the maximum annual contribution which your employer may make on your behalf to a SEP contract that is excludable from your income is the lesser of 25% of your salary or $40,000.

IRA DISCLOSURE STATEMENT CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

An employee who is a participant in a SEP agreement may make after-tax contributions to the SEP contract, subject to the contribution limits applicable to IRAs in general. Those employee contributions will be deductible subject to the deductibility rules described above.

   The maximum tax deductible annual contribution that a divorced spouse with no other income may make to an IRA is the lesser of (1) the maximum amount allowed by law, including catch-up contributions if applicable or (2) 100% of taxable alimony.

   If you or your employer should contribute more than the maximum contribution amount to your IRA or SEP, the excess amount will be considered an "excess contribution." You are permitted to withdraw an excess contribution from your IRA or SEP before your tax filing date without adverse tax consequences. If, however, you fail to withdraw any such excess contribution before your tax filing date, a 6% excise tax will be imposed on the excess for the tax year of contribution.

   Once the 6% excise tax has been imposed, an additional 6% penalty for the following tax year can be avoided if the excess is (1) withdrawn before the end of the following year, or (2) treated as a current contribution for the following year. (See Premature Distributions below for penalties imposed on withdrawal when the contribution exceeds the maximum amount allowed by law, including catch-up contributions if applicable.)

IRA FOR NON-WORKING SPOUSE

If you establish an IRA for yourself, you may also be eligible to establish an IRA for your "non-working" spouse. In order to be eligible to establish such a spousal IRA, you must file a joint tax return with your spouse and, if your non-working spouse has compensation, his/her compensation must be less than your compensation for the year. Contributions of up to the maximum amount allowed by law, including catch-up contributions if applicable, may be made to your IRA and the spousal IRA if the combined compensation of you and your spouse is at least equal to the amount contributed. If requirements for deductibility (including income levels) are met, you will be able to deduct an amount equal to the least of (i) the amount contributed to the IRAs; (ii) twice the maximum amount allowed by law, including catch-up contributions if applicable; or (iii) 100% of your combined gross income.

   Contributions in excess of the contribution limits may be subject to penalty. See page 65 under "Contributions and Deductions." If you contribute more than the allowable amount, the excess portion will be considered an excess contribution. The rules for correcting it are the same as discussed above for regular IRAs.

   Other than the items mentioned in this section, all of the requirements generally applicable to IRAs are also applicable to IRAs established for non-working spouses.

ROLLOVER CONTRIBUTION

Once every year, you are permitted to withdraw any portion of the value of your IRA or SEP and reinvest it in another IRA or bond. Withdrawals may also be made from other IRAs and contributed to this contract. This transfer of funds from one IRA to another is called a "rollover" IRA. To qualify as a rollover contribution, the entire portion of the withdrawal must be reinvested in another IRA within 60 days after the date it is received. You will not be allowed a tax-deduction for the amount of any rollover contribution.

   A similar type of rollover to an IRA can be made with the proceeds of a qualified distribution from a qualified retirement plan or tax-sheltered annuity. Properly made, such a distribution will not be taxable until you receive payments from the IRA created with it. You may later roll over such a contribution to another qualified retirement plan. (You may roll less than all of a qualified distribution into an IRA, but any part of it not rolled over will be currently includable in your income without any capital gains treatment.) Funds can also be rolled over from an IRA or SEP to another IRA or SEP or to another qualified retirement plan or 457 government plan.

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

DISTRIBUTIONS

(a) PREMATURE DISTRIBUTIONS

At no time can your interest in your IRA or SEP be forfeited. To insure that your contributions will be used for retirement, the federal tax law does not permit you to use your IRA or SEP as security for a loan. Furthermore, as a general rule, you may not sell or assign your interest in your IRA or SEP to anyone. Use of an IRA (or SEP) as security or assignment of it to another will invalidate the entire annuity. It then will be includable in your income in the year it is invalidated and will be subject to a 10% tax penalty if you are not at least age 59 1/2 or totally disabled. (You may, however, assign your IRA or SEP without penalty to your former spouse in accordance with the terms of a divorce decree.)

   You may surrender any portion of the value of your IRA (or SEP). In the case of a partial surrender which does not qualify as a rollover, the amount withdrawn will be includable in your income and subject to the 10% penalty if you are not at least age 59 1/2 or totally disabled unless you comply with special rules requiring distributions to be made at least annually over your life expectancy.

   The 10% tax penalty does not apply to the withdrawal of an excess contribution as long as the excess is withdrawn before the due date of your tax return. Withdrawals of excess contributions after the due date of your tax return will generally be subject to the 10% penalty unless the excess contribution results from erroneous information from a plan trustee making an excess rollover contribution or unless you are over age 59 1/2 or are disabled.

(b) DISTRIBUTION AFTER AGE 59 1/2

Once you have attained age 59 1/2 (or have become totally disabled), you may elect to receive a distribution of your IRA (or SEP) regardless of when you actually retire. In addition, you must commence distributions from your IRA by April 1 following the year you attain age 70 1/2. You may elect to receive the distribution under any one of the periodic payment options available under the contract. The distributions from your IRA under any one of the periodic payment options or in one sum will be treated as ordinary income as you receive them to the degree that you have made deductible contributions. If you have made both deductible and nondeductible contributions, the portion of the distribution attributable to the nondeductible contribution will be tax-free.

(c) INADEQUATE DISTRIBUTIONS--50% TAX

Your IRA or SEP is intended to provide retirement benefits over your lifetime. Thus, federal tax law requires that you either (1) receive a lump-sum distribution of your IRA by April 1 of the year following the year in which you attain age 70 1/2 or (2) start to receive periodic payments by that date. If you elect to receive periodic payments, those payments must be sufficient to pay out the entire value of your IRA during your life expectancy (or over the joint life expectancies of you and your spouse/beneficiary). The calculation method is revised under the IRS final regulations for distributions beginning in 2003. If the payments are not sufficient to meet these requirements, an excise tax of 50% will be imposed on the amount of any underpayment.

(d) DEATH BENEFITS

If you (or your surviving spouse) die before receiving the entire value of your IRA (or SEP), the remaining interest must be distributed to your beneficiary (or your surviving spouse's beneficiary) in one lump-sum by December 31st of the fifth year after your (or your surviving spouse's) death, or applied to purchase an immediate annuity for the beneficiary. This annuity must be payable over the life expectancy of the beneficiary beginning by December 31st of the year following the year after your or your spouse's death. If your spouse is the designated beneficiary, he or she is treated as the owner of the IRA. If minimum required distributions have begun, and no designated beneficiary is identified by December 31st of the year following the year of death, the entire amount must be distributed based on the life expectancy of the owner using the owner's age prior to death. A distribution of the balance of your IRA upon your death will not be considered a

IRA DISCLOSURE STATEMENT CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

gift for federal tax purposes, but will be included in your gross estate for purposes of federal estate taxes.

ROTH IRAS

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Contributions may be made to a Roth IRA by taxpayers with adjusted gross incomes of less than $160,000 for married individuals filing jointly and less than $110,000 for single individuals. Married individuals filing separately are not eligible to contribute to a Roth IRA. The maximum amount of contributions allowable for any taxable year to all IRAs maintained by an individual is generally the lesser of the maximum amount allowed by law and 100% of compensation for that year (the maximum amount allowed by law is phased out for incomes between $150,000 and $160,000 for married and between $95,000 and $110,000 for singles). The contribution limit is reduced by the amount of any contributions made to a traditional IRA. Contributions to a Roth IRA are not deductible.

   For taxpayers with adjusted gross income of $100,000 or less, all or part of amounts in a traditional IRA may be converted, transferred or rolled over to a Roth IRA. Some or all of the IRA value will typically be includable in the taxpayer's gross income. Provided a rollover contribution meets the requirements of IRAs under Section 408(d)(3) of the Code, a rollover may be made from a Roth IRA to another Roth IRA.

   UNDER SOME CIRCUMSTANCES, IT MAY NOT BE ADVISABLE TO ROLL OVER, TRANSFER OR CONVERT ALL OR PART OF A TRADITIONAL IRA TO A ROTH IRA. PERSONS CONSIDERING A ROLLOVER, TRANSFER OR CONVERSION SHOULD CONSULT THEIR OWN TAX ADVISOR.

   "Qualified distributions" from a Roth IRA are excludable from gross income. A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2;
(b) after the owner's death; (c) due to the owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings, and taxed generally in the same manner as distributions from a traditional IRA.

   Distributions from a Roth IRA need not commence at age 70 1/2. However, if the owner dies before the entire interest in a Roth IRA is distributed, any remaining interest in the contract must be distributed under the same rules applied to traditional IRAs where death occurs before the required beginning date.

REPORTING TO THE IRS

   Whenever you are liable for one of the penalty taxes discussed above (6% for excess contributions, 10% for premature distributions or 50% for underpayments), you must file Form 5329 with the Internal Revenue Service. The form is to be attached to your federal income tax return for the tax year in which the penalty applies. Normal contributions and distributions must be shown on your income tax return for the year to which they relate. Beginning in January 2004, if you were at least 70 1/2 at the end of the prior year, we will indicate to you and to the IRS, on Form 5498, that your account is subject to minimum required distributions.

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

         APPENDIX

ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------

As we have indicated throughout this prospectus, the Strategic Partners Plus Variable Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each combination of such Contract features. Here we depict the historical unit values corresponding to the contract features bearing the highest and lowest combinations of asset-based charges during the periods May 7, 2001 to December 31, 2001 and January 1, 2002 to December 31, 2002. From May 7, 2001 to February 3, 2002, the highest combination of asset-based charges amounted to 1.70%. From February 4, 2002 to December 31, 2002 the highest combination of asset-based charges amounted to 1.80%. The lowest combination of asset-based charges for all these periods amounted to 1.40%. Under the version of the contracts described in this prospectus, the highest combinations of asset-based charges now amounts to 1.85%, while the lowest combination of asset-based charges remains at 1.40%. The following tables reflect data from previous versions of the contract. In the Statement of Additional Information, we set out historical unit values corresponding to the other combinations of asset-based charges available during those prior periods. You can obtain a copy of the Statement of Additional Information without charge, by calling (888) PRU-2888 or by writing to us at Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, PA 19101.

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------

ACCUMULATION UNIT VALUES: AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.40)*
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
JENNISON PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99430                      $0.86988                          33,208
         1/1/2002 to 12/31/2002                 $0.86988                      $0.59236                          41,596
         2/4/2002*** to 12/31/2002              $0.97701                      $0.70649                               0

PRUDENTIAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002** to 12/31/2002               $0.97750                      $0.78176                               0

PRUDENTIAL GLOBAL PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99996                      $0.83992                               0
         1/1/2002 to 12/31/2002                 $0.83992                      $0.62009                               0
         2/4/2002*** to 12/31/2002              $0.98632                      $0.76666                               0

PRUDENTIAL MONEY MARKET PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $1.00009                      $1.01253                               0
         1/1/2002 to 12/31/2002                 $1.01253                      $1.01372                               0
         2/4/2002*** to 12/31/2002              $1.00003                      $1.00082                         188,201

PRUDENTIAL STOCK INDEX PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99726                      $0.90493                               0
         1/1/2002 to 12/31/2002                 $0.90493                      $0.69437                               0
         2/4/2002*** to 12/31/2002              $0.97534                      $0.78517                               0

PRUDENTIAL VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002** to 12/31/2002               $0.97746                      $0.79350                               0

SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99881                      $0.87109                               0
         1/1/2002 to 12/31/2002                 $0.87109                      $0.66866                               0
         2/4/2002*** to 12/31/2002              $0.98198                      $0.80240                               0

SP AIM AGGRESSIVE GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99724                      $0.87500                               0
         1/1/2002 to 12/31/2002                 $0.87500                      $0.68204                               0
         2/4/2002*** to 12/31/2002              $0.97611                      $0.80273                               0

SP AIM CORE EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99084                      $0.84109                               0
         1/1/2002 to 12/31/2002                 $0.84109                      $0.70328                               0
         2/4/2002*** to 12/31/2002              $0.98416                      $0.85696                               0

SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99509                      $0.88230                          27,876
         1/1/2002 to 12/31/2002                 $0.88230                      $0.59865                          31,466
         2/4/2002*** to 12/31/2002              $0.96941                      $0.72083                               0

 * BASE DEATH BENEFIT
 ** COMMENCEMENT OF BUSINESS
*** VERSION OF CONTRACT FIRST OFFERED ON 2/4/2002                               THIS CHART CONTINUES ON THE NEXT PAGE

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.40)*
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD        AT END OF PERIOD              OUTSTANDING AT END OF PERIOD
SP ALLIANCE TECHNOLOGY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.98559                      $0.81297                               0
         1/1/2002 to 12/31/2002                 $0.81297                      $0.47030                               0
         2/4/2002*** to 12/31/2002              $0.97074                      $0.60245                               0

SP BALANCED ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99892                      $0.94964                               0
         1/1/2002 to 12/31/2002                 $0.94964                      $0.82711                           5,464
         2/4/2002*** to 12/31/2002              $0.98743                      $0.89088                               0

SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99796                      $0.98458                               0
         1/1/2002 to 12/31/2002                 $0.98458                      $0.91397                               0
         2/4/2002*** to 12/31/2002              $0.99058                      $0.93899                          74,336

SP DAVIS VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99791                      $0.92029                          39,934
         1/1/2002 to 12/31/2002                 $0.92029                      $0.76511                          46,013
         2/4/2002*** to 12/31/2002              $0.97224                      $0.86688                               0

SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $1.00228                      $0.84741                               0
         1/1/2002 to 12/31/2002                 $0.84741                      $0.69226                               0
         2/4/2002*** to 12/31/2002              $0.99846                      $0.85393                               0

SP GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99886                      $0.90967                           8,484
         1/1/2002 to 12/31/2002                 $0.90967                      $0.74223                          17,415
         2/4/2002*** to 12/31/2002              $0.98366                      $0.84346                               0

SP INVESCO SMALL COMPANY GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99727                      $0.92677                           3,587
         1/1/2002 to 12/31/2002                 $0.92677                      $0.63744                           1,942
         2/4/2002*** to 12/31/2002              $0.97561                      $0.72521                               0

SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $1.00272                      $0.74788                           1,091
         1/1/2002 to 12/31/2002                 $0.74788                      $0.57108                               0
         2/4/2002*** to 12/31/2002              $0.99603                      $0.80285                               0

SP LARGE CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99702                      $0.92388                               0
         1/1/2002 to 12/31/2002                 $0.92388                      $0.76199                               0
         2/4/2002*** to 12/31/2002              $0.97731                      $0.83825                               0

 * BASE DEATH BENEFIT
 ** COMMENCEMENT OF BUSINESS
*** VERSION OF CONTRACT FIRST OFFERED ON 2/4/2002                           THIS CHART CONTINUES ON THE NEXT PAGE

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.40)*
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD        AT END OF PERIOD              OUTSTANDING AT END OF PERIOD
SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99530                      $0.81060                               0
         1/1/2002 to 12/31/2002                 $0.81060                      $0.57009                               0
         2/4/2002*** to 12/31/2002              $0.96821                      $0.74461                               0

SP MID CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99348                      $0.81540                           7,562
         1/1/2002 to 12/31/2002                 $0.81540                      $0.43161                           6,516
         2/4/2002*** to 12/31/2002              $0.95936                      $0.58443                               0

SP PIMCO HIGH YIELD PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99996                      $1.01397                           1,054
         1/1/2002 to 12/31/2002                 $1.01397                      $1.00143                           1,615
         2/4/2002*** to 12/31/2002              $0.99887                      $0.98184                               0

SP PIMCO TOTAL RETURN PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99996                      $1.04110                          24,059
         1/1/2002 to 12/31/2002                 $1.04110                      $1.12328                          29,690
         2/4/2002*** to 12/31/2002              $1.00358                      $1.06613                               0

SP PRUDENTIAL US EMERGING GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99484                      $0.87416                          15,458
         1/1/2002 to 12/31/2002                 $0.87416                      $0.58550                          19,001
         2/4/2002*** to 12/31/2002              $0.96873                      $0.71988                               0

SP SMALL/MID CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $1.00085                      $1.00289                          25,060
         1/1/2002 to 12/31/2002                 $1.00289                      $0.84681                          29,602
         2/4/2002*** to 12/31/2002              $0.98396                      $0.84988                               0

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99482                      $0.85719                               0
         1/1/2002 to 12/31/2002                 $0.85719                      $0.63181                               0
         2/4/2002*** to 12/31/2002              $0.97345                      $0.77240                               0

EVERGREEN VA BLUE CHIP FUND
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99628                      $0.90859                               0
         1/1/2002 to 12/31/2002                 $0.90859                      $0.69853                               0
         2/4/2002*** to 12/31/2002              $0.97928                      $0.78660                               0

EVERGREEN VA CAPITAL GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99866                      $0.90811                           7,690
         1/1/2002 to 12/31/2002                 $0.90811                      $0.69391                           7,210
         2/4/2002*** to 12/31/2002              $0.98641                      $0.80397                               0

 * BASE DEATH BENEFIT
 ** COMMENCEMENT OF BUSINESS
*** VERSION OF CONTRACT FIRST OFFERED ON 2/4/2002                               THIS CHART CONTINUES ON THE NEXT PAGE

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.40)*
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD        AT END OF PERIOD              OUTSTANDING AT END OF PERIOD
EVERGREEN VA FOUNDATION FUND
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99781                      $0.95089                          19,363
         1/1/2002 to 12/31/2002                 $0.95089                      $0.84711                           6,679
         2/4/2002*** to 12/31/2002              $0.98745                      $0.90443                               0

EVERGREEN VA GLOBAL LEADERS FUND
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $1.00219                      $0.91709                               0
         1/1/2002 to 12/31/2002                 $0.91709                      $0.72115                               0
         2/4/2002*** to 12/31/2002              $0.98750                      $0.80678                               0

EVERGREEN VA GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99162                      $0.98597                               0
         1/1/2002 to 12/31/2002                 $0.98597                      $0.71064                               0
         2/4/2002*** to 12/31/2002              $0.97334                      $0.73715                               0

EVERGREEN VA MASTERS FUND
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99617                      $0.87356                               0
         1/1/2002 to 12/31/2002                 $0.87356                      $0.63230                               0
         2/4/2002*** to 12/31/2002              $0.97189                      $0.75546                               0

EVERGREEN VA OMEGA FUND
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99424                      $0.91152                           3,859
         1/1/2002 to 12/31/2002                 $0.91152                      $0.67078                           3,618
         2/4/2002*** to 12/31/2002              $0.97492                      $0.75981                               0

EVERGREEN VA SMALL CAP VALUE FUND
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99754                      $1.09268                           3,551
         1/1/2002 to 12/31/2002                 $1.09268                      $0.94182                           3,331
         2/4/2002*** to 12/31/2002              $0.98336                      $0.85553                               0

JANUS ASPEN SERIES--GROWTH PORTFOLIO SERVICE SHARES
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99357                      $0.78373                               0
         1/1/2002 to 12/31/2002                 $0.78373                      $0.56640                               0
         2/4/2002*** to 12/31/2002              $0.97419                      $0.74968                               0

 * BASE DEATH BENEFIT
 ** COMMENCEMENT OF BUSINESS
*** VERSION OF CONTRACT FIRST OFFERED ON 2/4/2002                             THIS CHART CONTINUES ON THE NEXT PAGE

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------

ACCUMULATION UNIT VALUES: AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.70)*
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD        AT END OF PERIOD              OUTSTANDING AT END OF PERIOD
JENNISON PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99429                      $0.86817                               0
         1/1/2002 to 12/31/2002                 $0.86817                      $0.58941                               0
         2/4/2002*** to 12/31/2002              $0.97698                      $0.70460                               0

PRUDENTIAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002** to 12/31/2002               $0.97747                      $0.77957                               0

PRUDENTIAL GLOBAL PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99995                      $0.83831                               0
         1/1/2002 to 12/31/2002                 $0.83831                      $0.61700                               0
         2/4/2002*** to 12/31/2002              $0.98629                      $0.76460                               0

PRUDENTIAL MONEY MARKET PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $1.00008                      $1.01067                               0
         1/1/2002 to 12/31/2002                 $1.01067                      $1.00895                               0
         2/4/2002*** to 12/31/2002              $1.00001                      $0.99820                               0

PRUDENTIAL STOCK INDEX PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99725                      $0.90315                               0
         1/1/2002 to 12/31/2002                 $0.90315                      $0.69098                               0
         2/4/2002*** to 12/31/2002              $0.97531                      $0.78297                           2,452

PRUDENTIAL VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002** to 12/31/2002               $0.97743                      $0.79137                               0

SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99880                      $0.86938                               0
         1/1/2002 to 12/31/2002                 $0.86938                      $0.66539                         178,856
         2/4/2002*** to 12/31/2002              $0.98196                      $0.80023                               0

SP AIM AGGRESSIVE GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99723                      $0.87323                               0
         1/1/2002 to 12/31/2002                 $0.87323                      $0.67877                          20,452
         2/4/2002*** to 12/31/2002              $0.97609                      $0.80046                               0

SP AIM CORE EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99083                      $0.83939                               0
         1/1/2002 to 12/31/2002                 $0.83939                      $0.69981                               0
         2/4/2002*** to 12/31/2002              $0.98414                      $0.85470                               0

SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99508                      $0.88053                               0
         1/1/2002 to 12/31/2002                 $0.88053                      $0.59579                          24,791
         2/4/2002*** to 12/31/2002              $0.96938                      $0.71891                               0

 * GMDB GREATER OF ROLL UP OR STEP-UP, AND GMDB ROLL UP OR STEP-UP AND CONTRACT WITH CREDIT
 ** COMMENCEMENT OF BUSINESS
   *** VERSION OF CONTRACT FIRST OFFERED ON 2/4/2002                                         THIS CHART CONTINUES ON THE NEXT PAGE

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.70)*
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD        AT END OF PERIOD              OUTSTANDING AT END OF PERIOD
SP ALLIANCE TECHNOLOGY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.98559                      $0.81140                               0
         1/1/2002 to 12/31/2002                 $0.81140                      $0.46806                          13,766
         2/4/2002*** to 12/31/2002              $0.97072                      $0.60084                               0

SP BALANCED ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99891                      $0.94775                               0
         1/1/2002 to 12/31/2002                 $0.94775                      $0.82314                          69,864
         2/4/2002*** to 12/31/2002              $0.98740                      $0.88845                           3,380
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99796                      $0.98256                               0
         1/1/2002 to 12/31/2002                 $0.98256                      $0.90928                               0
         2/4/2002*** to 12/31/2002              $0.99055                      $0.93640                               0

SP DAVIS VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99791                      $0.91853                               0
         1/1/2002 to 12/31/2002                 $0.91853                      $0.76141                          20,303
         2/4/2002*** to 12/31/2002              $0.97221                      $0.86447                           6,850

SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $1.00227                      $0.84580                               0
         1/1/2002 to 12/31/2002                 $0.84580                      $0.68883                          13,608
         2/4/2002*** to 12/31/2002              $0.99844                      $0.85162                           2,230

SP GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99885                      $0.90794                          23,834
         1/1/2002 to 12/31/2002                 $0.90794                      $0.73863                         237,971
         2/4/2002*** to 12/31/2002              $0.98363                      $0.84121                         123,935

SP INVESCO SMALL COMPANY GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99726                      $0.92502                               0
         1/1/2002 to 12/31/2002                 $0.92502                      $0.63434                           1,575
         2/4/2002*** to 12/31/2002              $0.97558                      $0.72319                               0

SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $1.00272                      $0.74646                               0
         1/1/2002 to 12/31/2002                 $0.74646                      $0.56836                               0
         2/4/2002*** to 12/31/2002              $0.99601                      $0.80064                               0

 * GMDB GREATER OF ROLL UP OR STEP-UP, AND GMDB ROLL UP OR STEP-UP AND CONTRACT WITH CREDIT
 ** COMMENCEMENT OF BUSINESS
   *** VERSION OF CONTRACT FIRST OFFERED ON 2/4/2002                                          THIS CHART CONTINUES ON THE NEXT PAGE

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.70)*
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD        AT END OF PERIOD              OUTSTANDING AT END OF PERIOD
SP LARGE CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99701                      $0.92210                               0
         1/1/2002 to 12/31/2002                 $0.92210                      $0.75821                               0
         2/4/2002*** to 12/31/2002              $0.97728                      $0.83592                           3,474

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99529                      $0.80894                               0
         1/1/2002 to 12/31/2002                 $0.80894                      $0.56730                          16,685
         2/4/2002*** to 12/31/2002              $0.96819                      $0.74266                               0

SP MID CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99347                      $0.81381                               0
         1/1/2002 to 12/31/2002                 $0.81381                      $0.42951                          16,150
         2/4/2002*** to 12/31/2002              $0.95934                      $0.58278                           3,125

SP PIMCO HIGH YIELD PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99995                      $1.01191                               0
         1/1/2002 to 12/31/2002                 $1.01191                      $0.99642                               0
         2/4/2002*** to 12/31/2002              $0.99885                      $0.97913                           2,188

SP PIMCO TOTAL RETURN PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99995                      $1.03903                               0
         1/1/2002 to 12/31/2002                 $1.03903                      $1.11761                               0
         2/4/2002*** to 12/31/2002              $1.00355                      $1.06315                           8,021

SP PRUDENTIAL US EMERGING GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99483                      $0.87246                               0
         1/1/2002 to 12/31/2002                 $0.87246                      $0.58271                               0
         2/4/2002*** to 12/31/2002              $0.96871                      $0.71792                               0

SP SMALL/MID CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $1.00084                      $1.00087                               0
         1/1/2002 to 12/31/2002                 $1.00087                      $0.84255                           7,358
         2/4/2002*** to 12/31/2002              $0.98393                      $0.84758                               0

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99481                      $0.85553                               0
         1/1/2002 to 12/31/2002                 $0.85553                      $0.62875                               0
         2/4/2002*** to 12/31/2002              $0.97342                      $0.77024                               0

 * GMDB GREATER OF ROLL UP OR STEP-UP, AND GMDB ROLL UP OR STEP-UP AND CONTRACT WITH CREDIT
 ** COMMENCEMENT OF BUSINESS
   *** VERSION OF CONTRACT FIRST OFFERED ON 2/4/2002                                          THIS CHART CONTINUES ON THE NEXT PAGE

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.70)*
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD        AT END OF PERIOD              OUTSTANDING AT END OF PERIOD
EVERGREEN VA BLUE CHIP FUND
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99627                      $0.90677                               0
         1/1/2002 to 12/31/2002                 $0.90677                      $0.69499                               0
         2/4/2002*** to 12/31/2002              $0.97926                      $0.78443                               0

EVERGREEN VA CAPITAL GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99865                      $0.90641                               0
         1/1/2002 to 12/31/2002                 $0.90641                      $0.69059                               0
         2/4/2002*** to 12/31/2002              $0.98639                      $0.80182                               0

EVERGREEN VA FOUNDATION FUND
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99780                      $0.94909                               0
         1/1/2002 to 12/31/2002                 $0.94909                      $0.84305                               0
         2/4/2002*** to 12/31/2002              $0.98743                      $0.90199                               0

EVERGREEN VA GLOBAL LEADERS FUND
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $1.00218                      $0.91535                               0
         1/1/2002 to 12/31/2002                 $0.91535                      $0.71767                               0
         2/4/2002*** to 12/31/2002              $0.98747                      $0.80474                           5,512

EVERGREEN VA GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99161                      $0.98408                               0
         1/1/2002 to 12/31/2002                 $0.98408                      $0.70725                               0
         2/4/2002*** to 12/31/2002              $0.97332                      $0.73505                           4,531

EVERGREEN VA MASTERS FUND
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99617                      $0.87193                               0
         1/1/2002 to 12/31/2002                 $0.87193                      $0.62923                               0
         2/4/2002*** to 12/31/2002              $0.97187                      $0.75351                               0

EVERGREEN VA OMEGA FUND
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99423                      $0.90978                               0
         1/1/2002 to 12/31/2002                 $0.90978                      $0.66749                               0
         2/4/2002*** to 12/31/2002              $0.97490                      $0.75780                           4,495

 * GMDB GREATER OF ROLL UP OR STEP-UP, AND GMDB ROLL UP OR STEP-UP AND CONTRACT WITH CREDIT
 ** COMMENCEMENT OF BUSINESS
   *** VERSION OF CONTRACT FIRST OFFERED ON 2/4/2002                                         THIS CHART CONTINUES ON THE NEXT PAGE

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.70)*
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD        AT END OF PERIOD              OUTSTANDING AT END OF PERIOD
EVERGREEN VA SMALL CAP VALUE FUND
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99753                      $1.09055                               0
         1/1/2002 to 12/31/2002                 $1.09055                      $0.93724                           1,060
         2/4/2002*** to 12/31/2002              $0.98334                      $0.85320                          15,788

JANUS ASPEN SERIES--GROWTH PORTFOLIO SERVICE SHARES
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99356                      $0.78219                               0
         1/1/2002 to 12/31/2002                 $0.78219                      $0.56359                               0
         2/4/2002*** to 12/31/2002              $0.97417                      $0.74773                               0

 *  GMDB GREATER OF ROLL UP OR STEP-UP, AND GMDB ROLL UP OR STEP-UP AND CONTRACT WITH CREDIT
 ** COMMENCEMENT OF BUSINESS
*** VERSION OF CONTRACT FIRST OFFERED ON 2/4/2002

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES: AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.80)*,**
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD        AT END OF PERIOD              OUTSTANDING AT END OF PERIOD
JENNISON PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.97697                      $0.70404                               0

PRUDENTIAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.97747                      $0.77888                               0

PRUDENTIAL GLOBAL PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.98628                      $0.76397                               0

PRUDENTIAL MONEY MARKET PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $1.00000                      $0.99705                               0

PRUDENTIAL STOCK INDEX PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.97531                      $0.78234                               0

PRUDENTIAL VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.97743                      $0.79064                               0

SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.98195                      $0.79951                          93,771

SP AIM AGGRESSIVE GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.97608                      $0.79994                               0

SP AIM CORE EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.98413                      $0.85392                               0

SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.96937                      $0.71821                               0

SP ALLIANCE TECHNOLOGY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.97071                      $0.60027                               0

SP BALANCED ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.98740                      $0.88776                         435,174

SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.99055                      $0.93552                          87,096

SP DAVIS VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.97220                      $0.86377                               0

SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.99843                      $0.85088                               0

SP GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.98362                      $0.84047                               0

 * GMDB GREATER OF ROLL UP OR STEP-UP AND CONTRACT WITH CREDIT
** VERSION OF CONTRACT FIRST OFFERED ON 2/4/2002                   THIS CHART CONTINUES ON THE NEXT PAGE

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.80)*,**
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD        AT END OF PERIOD              OUTSTANDING AT END OF PERIOD
SP INVESCO SMALL COMPANY GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.97557                      $0.72253                               0

SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.99600                      $0.80005                               0

SP LARGE CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.97727                      $0.83524                               0

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.96818                      $0.74196                               0

SP MID CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.95933                      $0.58236                               0

SP PIMCO HIGH YIELD PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.99884                      $0.97831                               0

SP PIMCO TOTAL RETURN PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $1.00354                      $1.06230                               0

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.96870                      $0.71719                               0

SP SMALL/MID CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.98392                      $0.84686                               0

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.97341                      $0.76958                               0

EVERGREEN VA BLUE CHIP FUND
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.97925                      $0.78371                               0

EVERGREEN VA CAPITAL GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.98638                      $0.80112                               0

EVERGREEN VA FOUNDATION FUND
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.98742                      $0.90122                               0

EVERGREEN VA GLOBAL LEADERS FUND
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.98747                      $0.80388                               0

EVERGREEN VA GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.97331                      $0.73443                               0

EVERGREEN VA MASTERS FUND
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.97186                      $0.75279                               0

 * GMDB GREATER OF ROLL UP OR STEP-UP AND CONTRACT WITH CREDIT
** VERSION OF CONTRACT FIRST OFFERED ON 2/4/2002                        THIS CHART CONTINUES ON THE NEXT PAGE

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.80)*,**
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD        AT END OF PERIOD              OUTSTANDING AT END OF PERIOD
EVERGREEN VA OMEGA FUND
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.97489                      $0.75713                               0

EVERGREEN VA SMALL CAP VALUE FUND
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.98333                      $0.85254                               0

JANUS ASPEN SERIES--GROWTH PORTFOLIO SERVICE SHARES
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.97416                      $0.74702                               0

 * GMDB GREATER OF ROLL UP OR STEP-UP AND CONTRACT WITH CREDIT
** VERSION OF CONTRACT FIRST OFFERED ON 2/4/2002

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

                       This page intentionally left blank

PART III PROSPECTUSES
--------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTIONS

                       This page intentionally left blank

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 2003

              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                           VARIABLE ANNUITY CONTRACTS

     The Strategic Partners(SM) Annuity One 3 and Strategic Partners(SM) Plus 3 annuity contracts (the "contracts") are individual variable annuity contracts issued by Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company that is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and are funded through the Pruco Life Flexible Premium Variable Annuity Account (the "Account"). The contract is purchased by making an initial purchase payment of $10,000 or more. With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $500 at any time during the accumulation phase. However, we impose a minimum of $100 with respect to additional purchase payments made through electronic fund transfers.

     This statement of additional information is not a prospectus and should be read in conjunction with the Strategic Partners Annuity One 3 or Strategic Partners Plus 3 prospectus, dated May 1, 2003. To obtain a copy of either prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19101, or telephone (888) PRU-2888.

                               TABLE OF CONTENTS

                                                             PAGE
                                                             ----
COMPANY.....................................................   2
EXPERTS.....................................................   2
PRINCIPAL UNDERWRITER.......................................   2
ALLOCATION OF PURCHASE PAYMENT..............................   2
DETERMINATION OF ACCUMULATION UNIT VALUES...................   2
PERFORMANCE INFORMATION.....................................  15
COMPARATIVE PERFORMANCE INFORMATION AND ADVERTISING.........  24
FEDERAL TAX STATUS..........................................  25
STATE SPECIFIC VARIATIONS...................................  26
DIRECTORS AND OFFICERS......................................  27
FINANCIAL STATEMENTS........................................  29

         PRUCO LIFE INSURANCE COMPANY                 PRUDENTIAL ANNUITY SERVICE CENTER
            213 WASHINGTON STREET                               P.O. BOX 7960
        NEWARK, NEW JERSEY 07102-2992                  PHILADELPHIA, PENNSYLVANIA 19101
                                                          TELEPHONE: (888) PRU-2888

STRATEGIC PARTNERS(SM) is a service mark of The Prudential Insurance Company of America.
ORD01142B

                                    COMPANY

     Pruco Life Insurance Company ("Pruco Life") is a stock life insurance company organized in 1971 under the laws of the State of Arizona. Pruco Life is licensed to sell life insurance and annuities in the District of Columbia, Guam and all states except New York.

     Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.

                                    EXPERTS

     The consolidated financial statements of Pruco Life and subsidiary as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002 and the financial statements of the Strategic Partners Subaccounts of the Pruco Life Flexible Premium Variable Annuity Account as of December 31, 2002 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

                             PRINCIPAL UNDERWRITER

     Prudential Investment Management Services LLC ("PIMS"), an indirect wholly-owned subsidiary of Prudential Financial, Inc., offers the contracts on a continuous basis through corporate office and regional home office employees in those states in which contracts may be lawfully sold. It may also offer the contract through licensed insurance brokers and agents, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.

     During 2002, 2001 and 2000, $51,112,822, $32,456,997 and $3,408,667 was
paid to PIMS for its services as principal underwriter. During 2002, 2001 and 2000, PIMS retained none of those commissions.

     Prudential may pay trail commissions to registered representatives who maintain an ongoing relationship with a contractholder. Typically, a trail commission is compensation that is paid periodically to a representative, the amount of which is linked to the value of the contract and the amount of time that the contract has been in effect.

                         ALLOCATION OF PURCHASE PAYMENT

     As discussed in the prospectus, we generally will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment at the Prudential Annuity Service Center. However, we may employ a different procedure than this if your contract purchase is in the form of several amounts originating from different sources. Specifically, if the first of such sums that we receive amounts to less than the minimum initial purchase payment, but you have indicated that other sums are forthcoming that, when aggregated, will equal or exceed the minimum, then with your consent we will hold such amount in our general account, without interest, for up to 90 days pending receipt of such additional sums and other required documentation.

                   DETERMINATION OF ACCUMULATION UNIT VALUES

     The value for each accumulation unit is computed as of the end of each business day. On any given business day the value of a Unit in each subaccount will be determined by multiplying the value of a Unit of that subaccount for the preceding business day by the net investment factor for that subaccount for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the subaccount for that day by the value of the assets of the subaccount for the preceding business day

(ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the charge for insurance and administrative expenses. (See WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC PARTNERS ANNUITY ONE CONTRACT and CALCULATING CONTRACT VALUE in the prospectus.) The value of the assets of a subaccount is determined by multiplying the number of shares of The Prudential Series Fund, Inc. (the "Series Fund") or other Fund held by that subaccount by the net asset value of each share and adding the value of dividends declared by the Series Fund or other Fund but not yet paid.

     As we have indicated in the prospectus, Strategic Partners Annuity One and Strategic Partners Plus Variable Annuity is a contract that allows you to select or decline any of several benefit options that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each such Contract feature. In the prospectus, we depict the unit values corresponding to the Contract features that bore the highest and lowest combination of asset-based charges for the period ending December 31, 2002. Here, we set out unit values corresponding to the remaining unit values for that prior period.

                         STRATEGIC PARTNERS ANNUITY ONE

ACCUMULATION UNIT VALUES: AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.50)*

                                              ACCUMULATION UNIT VALUE    ACCUMULATION UNIT VALUE    NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD        AT END OF PERIOD        OUTSTANDING AT END OF PERIOD
PRUDENTIAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $0.97749                   $0.78095                        591,483

JENNISON PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $0.97700                   $0.70589                      2,195,963

PRUDENTIAL GLOBAL PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $0.98631                   $0.76596                        457,261

PRUDENTIAL MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $1.00002                   $0.99974                      5,606,817

PRUDENTIAL STOCK INDEX PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $0.97533                   $0.78436                      1,783,174

PRUDENTIAL VALUE PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $0.97745                   $0.79281                        805,939

SP AGGRESSIVE GROWTH ASSET ALLOCATION
  PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $0.98197                   $0.80177                      1,017,820

SP AIM AGGRESSIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $0.97611                   $0.80210                        244,703

SP AIM CORE EQUITY PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $0.98415                   $0.85619                        376,114

SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $0.96940                   $0.72015                        689,804

SP ALLIANCE TECHNOLOGY PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $0.97073                   $0.60201                        200,058

SP BALANCED ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $0.98742                   $0.89013                      9,792,359

SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $0.99057                   $0.93804                      9,199,676

SP DAVIS VALUE PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $0.97223                   $0.86612                      4,069,837

SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $0.99846                   $0.85321                        843,325

SP GROWTH ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $0.98365                   $0.84267                      4,460,715

SP INVESCO SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $0.97560                   $0.72455                        331,409

SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $0.99602                   $0.80218                        956,192

SP LARGE CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $0.97730                   $0.83748                      1,038,036

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $0.96820                   $0.74388                        219,855

* Base Death Benefit and Contract with Credit

                         STRATEGIC PARTNERS ANNUITY ONE

ACCUMULATION UNIT VALUES (CONTINUED): AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.50)*

                                              ACCUMULATION UNIT VALUE    ACCUMULATION UNIT VALUE    NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD        AT END OF PERIOD        OUTSTANDING AT END OF PERIOD
SP MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $0.95936                   $0.58392                      1,056,191

SP PIMCO HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $0.99887                   $0.98105                      2,591,884

SP PIMCO TOTAL RETURN PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $1.00357                   $1.06533                     15,581,022

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $0.96872                   $0.71907                        986,733

SP SMALL/MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $0.98395                   $0.84912                      2,554,825

SP STRATEGIC PARTNERS FOCUSED GROWTH
  PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $0.97344                   $0.77165                        306,900

JANUS ASPEN SERIES- GROWTH PORTFOLIO SERVICE SHARES
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $0.97418                   $0.74900                        877,036

* Base Death Benefit and Contract with Credit

                            STRATEGIC PARTNERS PLUS

ACCUMULATION UNIT VALUES: AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.50)*

                                              ACCUMULATION UNIT VALUE    ACCUMULATION UNIT VALUE    NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD        AT END OF PERIOD        OUTSTANDING AT END OF PERIOD

PRUDENTIAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $0.97749                   $0.78095                              0

JENNISON PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $0.97700                   $0.70589                              0

PRUDENTIAL GLOBAL PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $0.98631                   $0.76596                              0

PRUDENTIAL MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $1.00002                   $0.99974                              0

PRUDENTIAL STOCK INDEX PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $0.97533                   $0.78436                              0

PRUDENTIAL VALUE PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $0.97745                   $0.79281                              0

SP AGGRESSIVE GROWTH ASSET ALLOCATION
  PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $0.98197                   $0.80177                              0

SP AIM AGGRESSIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $0.97611                   $0.80210                              0

SP AIM CORE EQUITY PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $0.98415                   $0.85619                              0

SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $0.96940                   $0.72015                              0

SP ALLIANCE TECHNOLOGY PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $0.97073                   $0.60201                              0

SP BALANCED ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $0.98742                   $0.89013                              0

SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $0.99057                   $0.93804                              0

SP DAVIS VALUE PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $0.97223                   $0.86612                              0

SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $0.99846                   $0.85321                              0

SP GROWTH ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $0.98365                   $0.84267                              0

SP INVESCO SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $0.97560                   $0.72455                              0

SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $0.99602                   $0.80218                              0

SP LARGE CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $0.97730                   $0.83748                              0

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $0.96820                   $0.74388                              0

* Base Death Benefit and Contract with Credit

                            STRATEGIC PARTNERS PLUS

ACCUMULATION UNIT VALUES (CONTINUED): AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.50)*

                                              ACCUMULATION UNIT VALUE    ACCUMULATION UNIT VALUE    NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD        AT END OF PERIOD        OUTSTANDING AT END OF PERIOD
SP MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $0.95936                   $0.58392                              0

SP PIMCO HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $0.99887                   $0.98105                              0

SP PIMCO TOTAL RETURN PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $1.00357                   $1.06533                              0

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $0.96872                   $0.71907                              0

SP SMALL/MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $0.98395                   $0.84912                              0

SP STRATEGIC PARTNERS FOCUSED GROWTH
  PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $0.97344                   $0.77165                              0

EVERGREEN VA BLUE CHIP FUND
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $0.97927                   $0.78586                              0

EVERGREEN VA CAPITAL GROWTH FUND
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $0.98640                   $0.80321                              0

EVERGREEN VA FOUNDATION FUND
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $0.98745                   $0.90363                              0

EVERGREEN VA GLOBAL LEADERS FUND
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $0.98749                   $0.80612                              0

EVERGREEN VA GROWTH FUND
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $0.97334                   $0.73651                              0

EVERGREEN VA MASTERS FUND
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $0.97188                   $0.75481                              0

EVERGREEN VA OMEGA FUND
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $0.97491                   $0.75920                              0

EVERGREEN VA SMALL CAP VALUE FUND
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $0.98336                   $0.85473                              0

JANUS ASPEN SERIES- GROWTH PORTFOLIO SERVICE SHARES
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $0.97418                   $0.74900                              0

* Base Death Benefit and Contract with Credit

                         STRATEGIC PARTNERS ANNUITY ONE

ACCUMULATION UNIT VALUES: AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.60)*

                                              ACCUMULATION UNIT VALUE    ACCUMULATION UNIT VALUE    NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD        AT END OF PERIOD        OUTSTANDING AT END OF PERIOD
PRUDENTIAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $0.97748                   $0.78020                        409,689

JENNISON PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      9/22/2000 to 12/31/2000                        $1.00267                   $0.81530                      1,737,903
      1/1/2001 to 12/31/2001                         $0.81530                   $0.65613                     10,643,132
      1/1/2002 to 12/31/2002                         $0.65613                   $0.44585                     15,618,613
      2/4/2002 to 12/31/2002                         $0.97699                   $0.70521                      1,047,909

PRUDENTIAL GLOBAL PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      9/22/2000 to 12/31/2000                        $0.99801                   $0.87614                        170,411
      1/1/2001 to 12/31/2001                         $0.87614                   $0.71047                      1,586,379
      1/1/2002 to 12/31/2002                         $0.71047                   $0.52344                      2,298,283
      2/4/2002 to 12/31/2002                         $0.98630                   $0.76527                        284,405

PRUDENTIAL MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      9/22/2000 to 12/31/2000                        $1.00039                   $1.01313                      3,370,834
      1/1/2001 to 12/31/2001                         $1.01313                   $1.03811                     11,025,537
      1/1/2002 to 12/31/2002                         $1.03811                   $1.03754                     13,030,168
      2/4/2002 to 12/31/2002                         $1.00001                   $0.99923                        951,219

PRUDENTIAL STOCK INDEX PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      9/22/2000 to 12/31/2000                        $0.99964                   $0.91086                        519,592
      1/1/2001 to 12/31/2001                         $0.91086                   $0.78853                      5,377,817
      1/1/2002 to 12/31/2002                         $0.78853                   $0.60378                      8,646,352
      2/4/2002 to 12/31/2002                         $0.97532                   $0.78364                      1,441,095

PRUDENTIAL VALUE PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $0.97744                   $0.79207                        701,608

SP AGGRESSIVE GROWTH ASSET ALLOCATION
  PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      9/22/2000 to 12/31/2000                        $0.99987                   $0.92940                        422,355
      1/1/2001 to 12/31/2001                         $0.92940                   $0.75015                      1,421,506
      1/1/2002 to 12/31/2002                         $0.75015                   $0.57468                      2,498,497
      2/4/2002 to 12/31/2002                         $0.98196                   $0.80103                        301,462

SP AIM AGGRESSIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      9/22/2000 to 12/31/2000                        $0.99987                   $0.85619                        534,817
      1/1/2001 to 12/31/2001                         $0.85619                   $0.63604                      1,663,825
      1/1/2002 to 12/31/2002                         $0.63604                   $0.49487                      2,483,144
      2/4/2002 to 12/31/2002                         $0.97610                   $0.80131                        101,197

SP AIM CORE EQUITY PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      9/22/2000 to 12/31/2000                        $0.99987                   $0.83887                        383,123
      1/1/2001 to 12/31/2001                         $0.83887                   $0.63843                      3,035,059
      1/1/2002 to 12/31/2002                         $0.63843                   $0.53285                      4,161,141
      2/4/2002 to 12/31/2002                         $0.98415                   $0.85541                        149,595

SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      9/22/2000 to 12/31/2000                        $0.99987                   $0.85187                      1,755,772
      1/1/2001 to 12/31/2001                         $0.85187                   $0.71726                      5,484,003
      1/1/2002 to 12/31/2002                         $0.71726                   $0.48575                      7,670,094
      2/4/2002 to 12/31/2002                         $0.96939                   $0.71952                        468,500

SP ALLIANCE TECHNOLOGY PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      9/22/2000 to 12/31/2000                        $0.99987                   $0.75950                      1,867,790
      1/1/2001 to 12/31/2001                         $0.75950                   $0.56029                      3,190,764
      1/1/2002 to 12/31/2002                         $0.56029                   $0.32356                      3,719,296
      2/4/2002 to 12/31/2002                         $0.97073                   $0.60135                         37,987

* GMDB Roll-up or Step-up

                         STRATEGIC PARTNERS ANNUITY ONE

ACCUMULATION UNIT VALUES (CONTINUED): AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.60)*

                                              ACCUMULATION UNIT VALUE    ACCUMULATION UNIT VALUE    NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD        AT END OF PERIOD        OUTSTANDING AT END OF PERIOD
SP BALANCED ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      9/22/2000 to 12/31/2000                        $0.99987                   $0.97950                        634,300
      1/1/2001 to 12/31/2001                         $0.97950                   $0.90789                     11,555,251
      1/1/2002 to 12/31/2002                         $0.90789                   $0.78925                     15,191,121
      2/4/2002 to 12/31/2002                         $0.98741                   $0.88919                      3,237,019

SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      9/22/2000 to 12/31/2000                        $0.99987                   $1.00406                        665,041
      1/1/2001 to 12/31/2001                         $1.00406                   $0.98589                      7,421,222
      1/1/2002 to 12/31/2002                         $0.98589                   $0.91328                      9,100,181
      2/4/2002 to 12/31/2002                         $0.99056                   $0.93724                      2,160,940

SP DAVIS VALUE PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      9/22/2000 to 12/31/2000                        $0.99987                   $1.01245                      1,945,466
      1/1/2001 to 12/31/2001                         $1.01245                   $0.89231                     12,836,700
      1/1/2002 to 12/31/2002                         $0.89231                   $0.74041                     17,952,480
      2/4/2002 to 12/31/2002                         $0.97222                   $0.86531                      1,531,223

SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      9/22/2000 to 12/31/2000                        $0.99987                   $0.94384                        771,475
      1/1/2001 to 12/31/2001                         $0.94384                   $0.72410                      3,506,727
      1/1/2002 to 12/31/2002                         $0.72410                   $0.59035                      4,854,719
      2/4/2002 to 12/31/2002                         $0.99845                   $0.85237                        340,343

SP GROWTH ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      9/22/2000 to 12/31/2000                        $0.99987                   $0.95128                      1,285,587
      1/1/2001 to 12/31/2001                         $0.95128                   $0.82464                     12,218,602
      1/1/2002 to 12/31/2002                         $0.82464                   $0.67156                     17,804,373
      2/4/2002 to 12/31/2002                         $0.98364                   $0.84195                      3,136,109

SP INVESCO SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      9/22/2000 to 12/31/2000                        $0.99987                   $0.83429                        299,778
      1/1/2001 to 12/31/2001                         $0.83429                   $0.68010                      1,791,008
      1/1/2002 to 12/31/2002                         $0.68010                   $0.46689                      2,492,867
      2/4/2002 to 12/31/2002                         $0.97559                   $0.72386                        333,777

SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      9/22/2000 to 12/31/2000                        $0.99987                   $0.84626                        696,580
      1/1/2001 to 12/31/2001                         $0.84626                   $0.53612                      3,569,285
      1/1/2002 to 12/31/2002                         $0.53612                   $0.40856                      4,807,881
      2/4/2002 to 12/31/2002                         $0.99602                   $0.80127                        201,649

SP LARGE CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      9/22/2000 to 12/31/2000                        $0.99987                   $1.04359                        340,670
      1/1/2001 to 12/31/2001                         $1.04359                   $0.93845                      3,631,142
      1/1/2002 to 12/31/2002                         $0.93845                   $0.77254                      5,399,376
      2/4/2002 to 12/31/2002                         $0.97729                   $0.83666                        629,593

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      9/22/2000 to 12/31/2000                        $0.99987                   $0.91203                        652,725
      1/1/2001 to 12/31/2001                         $0.91203                   $0.68879                      2,142,104
      1/1/2002 to 12/31/2002                         $0.68879                   $0.48353                      2,590,453
      2/4/2002 to 12/31/2002                         $0.96820                   $0.74329                        298,366

* GMDB Roll-up or Step-up

                         STRATEGIC PARTNERS ANNUITY ONE

ACCUMULATION UNIT VALUES (CONTINUED): AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.60)*

                                              ACCUMULATION UNIT VALUE    ACCUMULATION UNIT VALUE    NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD        AT END OF PERIOD        OUTSTANDING AT END OF PERIOD
SP MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      9/22/2000 to 12/31/2000                        $0.99987                   $0.97308                        898,357
      1/1/2001 to 12/31/2001                         $0.97308                   $0.75748                      3,582,388
      1/1/2002 to 12/31/2002                         $0.75748                   $0.40007                      4,852,996
      2/4/2002 to 12/31/2002                         $0.95935                   $0.58334                        443,869

SP PIMCO HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      9/22/2000 to 12/31/2000                        $0.99987                   $1.01497                        357,097
      1/1/2001 to 12/31/2001                         $1.01497                   $1.03861                      4,268,423
      1/1/2002 to 12/31/2002                         $1.03861                   $1.02373                      6,116,287
      2/4/2002 to 12/31/2002                         $0.99886                   $0.98028                        855,930

SP PIMCO TOTAL RETURN PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      9/22/2000 to 12/31/2000                        $0.99987                   $1.04720                      1,000,276
      1/1/2001 to 12/31/2001                         $1.04720                   $1.11959                     11,539,026
      1/1/2002 to 12/31/2002                         $1.11959                   $1.20552                     19,478,354
      2/4/2002 to 12/31/2002                         $1.00356                   $1.06430                      3,561,727

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      9/22/2000 to 12/31/2000                        $0.99987                   $0.83520                        751,146
      1/1/2001 to 12/31/2001                         $0.83520                   $0.67599                      4,283,284
      1/1/2002 to 12/31/2002                         $0.67599                   $0.45191                      5,853,850
      2/4/2002 to 12/31/2002                         $0.96872                   $0.71851                        558,355

SP SMALL/MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      9/22/2000 to 12/31/2000                        $0.99987                   $1.10842                        347,741
      1/1/2001 to 12/31/2001                         $1.10842                   $1.12495                      4,276,752
      1/1/2002 to 12/31/2002                         $1.12495                   $0.94801                      6,561,296
      2/4/2002 to 12/31/2002                         $0.98394                   $0.84837                      1,400,131

SP STRATEGIC PARTNERS FOCUSED GROWTH
  PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      9/22/2000 to 12/31/2000                        $0.99987                   $0.79184                        681,560
      1/1/2001 to 12/31/2001                         $0.79184                   $0.66008                      2,292,067
      1/1/2002 to 12/31/2002                         $0.66006                   $0.48552                      3,518,789
      2/4/2002 to 12/31/2002                         $0.97343                   $0.77105                        246,144

JANUS ASPEN SERIES- GROWTH PORTFOLIO SERVICE
  SHARES
--------------------------------------------------------------------------------------------------------------------------------
      9/22/2000 to 12/31/2000                        $1.00398                   $0.82995                      1,012,346
      1/1/2001 to 12/31/2001                         $0.82995                   $0.61352                      3,297,754
      1/1/2002 to 12/31/2002                         $0.61352                   $0.44250                      3,579,587
      2/4/2002 to 12/31/2002                         $0.97417                   $0.74835                        194,010

* GMDB Roll-up or Step-up

                            STRATEGIC PARTNERS PLUS

ACCUMULATION UNIT VALUES: AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.60)*

                                              ACCUMULATION UNIT VALUE    ACCUMULATION UNIT VALUE    NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD        AT END OF PERIOD        OUTSTANDING AT END OF PERIOD
PRUDENTIAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $1.00967                   $0.80433                              0

JENNISON PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $0.99429                   $0.86869                              0
      1/1/2002 to 12/31/2002                         $0.86869                   $0.59041                              0
      2/4/2002 to 12/31/2002                         $0.97699                   $0.70521                              0

PRUDENTIAL GLOBAL PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $0.99996                   $0.83888                              0
      1/1/2002 to 12/31/2002                         $0.83888                   $0.61810                              0
      2/4/2002 to 12/31/2002                         $0.98630                   $0.76527                              0

PRUDENTIAL MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $1.00008                   $1.01127                              0
      1/1/2002 to 12/31/2002                         $1.01127                   $1.01071                              0
      2/4/2002 to 12/31/2002                         $1.00001                   $0.99923                              0

PRUDENTIAL STOCK INDEX PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $0.99725                   $0.90384                              0
      1/1/2002 to 12/31/2002                         $0.90384                   $0.69213                              0
      2/4/2002 to 12/31/2002                         $0.97532                   $0.78364                              0

PRUDENTIAL VALUE PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $1.00860                   $0.79642                              0

SP AGGRESSIVE GROWTH ASSET ALLOCATION
  PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $0.99880                   $0.86993                              0
      1/1/2002 to 12/31/2002                         $0.86993                   $0.66643                             12
      2/4/2002 to 12/31/2002                         $0.98196                   $0.80103                              0

SP AIM AGGRESSIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $0.99724                   $0.87386                              0
      1/1/2002 to 12/31/2002                         $0.87386                   $0.67983                              0
      2/4/2002 to 12/31/2002                         $0.97610                   $0.80131                          6,883

SP AIM CORE EQUITY PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $0.99083                   $0.83990                              0
      1/1/2002 to 12/31/2002                         $0.83990                   $0.70087                            671
      2/4/2002 to 12/31/2002                         $0.98415                   $0.85541                              0

SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $0.99508                   $0.88124                              0
      1/1/2002 to 12/31/2002                         $0.88124                   $0.59680                              0
      2/4/2002 to 12/31/2002                         $0.96939                   $0.71952                              0

SP ALLIANCE TECHNOLOGY PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $0.98559                   $0.81186                              0
      1/1/2002 to 12/31/2002                         $0.81186                   $0.46873                              0
      2/4/2002 to 12/31/2002                         $0.97073                   $0.60135                              0

SP BALANCED ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $0.99891                   $0.94831                              0
      1/1/2002 to 12/31/2002                         $0.94831                   $0.82437                              0
      2/4/2002 to 12/31/2002                         $0.98741                   $0.88919                        122,063

* GMDB Roll-up or Step-up

                            STRATEGIC PARTNERS PLUS

ACCUMULATION UNIT VALUES (CONTINUED): AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.60)*

                                              ACCUMULATION UNIT VALUE    ACCUMULATION UNIT VALUE    NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD        AT END OF PERIOD        OUTSTANDING AT END OF PERIOD
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $0.99796                   $0.98336                              0
      1/1/2002 to 12/31/2002                         $0.98336                   $0.91096                              0
      2/4/2002 to 12/31/2002                         $0.99056                   $0.93724                        278,125

SP DAVIS VALUE PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $0.99791                   $0.91900                              0
      1/1/2002 to 12/31/2002                         $0.91900                   $0.76247                            630
      2/4/2002 to 12/31/2002                         $0.97222                   $0.86531                         13,069

SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $1.00227                   $0.84626                              0
      1/1/2002 to 12/31/2002                         $0.84626                   $0.68990                          1,020
      2/4/2002 to 12/31/2002                         $0.99845                   $0.85237                          9,575

SP GROWTH ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $0.99886                   $0.90849                              0
      1/1/2002 to 12/31/2002                         $0.90849                   $0.73977                              0
      2/4/2002 to 12/31/2002                         $0.98364                   $0.84195                              0

SP INVESCO SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $0.99726                   $0.92565                              0
      1/1/2002 to 12/31/2002                         $0.92565                   $0.65535                              0
      2/4/2002 to 12/31/2002                         $0.97559                   $0.72386                              0

SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $1.00272                   $0.74692                              0
      1/1/2002 to 12/31/2002                         $0.74692                   $0.56920                          1,169
      2/4/2002 to 12/31/2002                         $0.99602                   $0.80127                              0

SP LARGE CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $0.99702                   $0.92277                              0
      1/1/2002 to 12/31/2002                         $0.92277                   $0.75957                            610
      2/4/2002 to 12/31/2002                         $0.97729                   $0.83666                              0

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $0.99529                   $0.80954                              0
      1/1/2002 to 12/31/2002                         $0.80954                   $0.56832                              0
      2/4/2002 to 12/31/2002                         $0.96820                   $0.74329                              0

SP MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $0.99348                   $0.81439                              0
      1/1/2002 to 12/31/2002                         $0.81439                   $0.43024                          1,190
      2/4/2002 to 12/31/2002                         $0.95935                   $0.58334                         13,444

SP PIMCO HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $0.99996                   $1.01274                              0
      1/1/2002 to 12/31/2002                         $1.01274                   $0.99844                              0
      2/4/2002 to 12/31/2002                         $0.99886                   $0.98028                              0

SP PIMCO TOTAL RETURN PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $0.99996                   $1.03983                              0
      1/1/2002 to 12/31/2002                         $1.03983                   $1.11943                              0
      2/4/2002 to 12/31/2002                         $1.00356                   $1.06430                         15,435

* GMDB Roll-up or Step-up

                            STRATEGIC PARTNERS PLUS

ACCUMULATION UNIT VALUES (CONTINUED): AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.60)*

                                              ACCUMULATION UNIT VALUE    ACCUMULATION UNIT VALUE    NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD        AT END OF PERIOD        OUTSTANDING AT END OF PERIOD
SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $0.99483                   $0.87304                              0
      1/1/2002 to 12/31/2002                         $0.87304                   $0.58358                              0
      2/4/2002 to 12/31/2002                         $0.96872                   $0.71851                              0

SP SMALL/MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $1.00084                   $1.00157                              0
      1/1/2002 to 12/31/2002                         $1.00157                   $0.84403                            822
      2/4/2002 to 12/31/2002                         $0.98394                   $0.84837                              0

SP STRATEGIC PARTNERS FOCUSED GROWTH
  PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $0.99482                   $0.85608                              0
      1/1/2002 to 12/31/2002                         $0.85608                   $0.62968                            686
      2/4/2002 to 12/31/2002                         $0.97343                   $0.77105                              0

EVERGREEN VA BLUE CHIP FUND
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $0.99627                   $0.90735                              0
      1/1/2002 to 12/31/2002                         $0.90735                   $0.69623                              0
      2/4/2002 to 12/31/2002                         $0.97927                   $0.78519                              0

EVERGREEN VA CAPITAL GROWTH FUND
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $0.99865                   $0.90697                              0
      1/1/2002 to 12/31/2002                         $0.90697                   $0.69169                              0
      2/4/2002 to 12/31/2002                         $0.98640                   $0.80253                              0

EVERGREEN VA FOUNDATION FUND
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $0.99780                   $0.94959                              0
      1/1/2002 to 12/31/2002                         $0.94959                   $0.84437                              0
      2/4/2002 to 12/31/2002                         $0.98744                   $0.90279                              0

EVERGREEN VA GLOBAL LEADERS FUND
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $1.00218                   $0.91595                              0
      1/1/2002 to 12/31/2002                         $0.91595                   $0.71877                              0
      2/4/2002 to 12/31/2002                         $0.98748                   $0.80540                              0

EVERGREEN VA GROWTH FUND
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $0.99162                   $0.98466                              0
      1/1/2002 to 12/31/2002                         $0.98466                   $0.70835                              0
      2/4/2002 to 12/31/2002                         $0.97333                   $0.73590                              0

EVERGREEN VA MASTERS FUND
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $0.99617                   $0.87245                              0
      1/1/2002 to 12/31/2002                         $0.87245                   $0.63023                              0
      2/4/2002 to 12/31/2002                         $0.97187                   $0.75420                              0

EVERGREEN VA OMEGA FUND
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $0.99423                   $0.91033                              0
      1/1/2002 to 12/31/2002                         $0.91033                   $0.66855                              0
      2/4/2002 to 12/31/2002                         $0.97491                   $0.75856                         14,332

EVERGREEN VA SMALL CAP VALUE FUND
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $0.99753                   $1.09121                              0
      1/1/2002 to 12/31/2002                         $1.09121                   $0.93863                              0
      2/4/2002 to 12/31/2002                         $0.98335                   $0.85400                         28,045

* GMDB Roll-up or Step-up

                            STRATEGIC PARTNERS PLUS

ACCUMULATION UNIT VALUES (CONTINUED): AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.60)*

                                              ACCUMULATION UNIT VALUE    ACCUMULATION UNIT VALUE    NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD        AT END OF PERIOD        OUTSTANDING AT END OF PERIOD
JANUS ASPEN SERIES- GROWTH PORTFOLIO SERVICE SHARES
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $0.99356                   $0.78269                              0
      1/1/2002 to 12/31/2002                         $0.78269                   $0.56449                              0
      2/4/2002 to 12/31/2002                         $0.97417                   $0.74835                              0

* GMDB Roll-up or Step-up

                            PERFORMANCE INFORMATION

AVERAGE ANNUAL TOTAL RETURN

     The Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission ("SEC"). Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Subaccount from the beginning to the end of each specified period of time. The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Subaccount at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period. This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Subaccount and (ii) no transfers or additional payments were made. Premium taxes are not included in the term "charges" for purposes of this calculation. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of the specified period to the ending redeemable value at the end of the period according to the following formula:

                                  P(1+T)n=ERV

     Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

NON-STANDARD TOTAL RETURN

     In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method. The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.

     For the periods prior to the date the Subaccounts commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts (this is referred to as "non-standardized data"). Standard and non-standard average annual return calculations include the fees under the Contract as indicated below, and are based on a Contract Without Credit. This information does not indicate or represent future performance.

     The following five tables assume a daily insurance and administrative expense charge equal to 1.40% annually, no guaranteed minimum income benefit, no earnings appreciator benefit, and no income appreciator benefit.

     Table 1 below depicts the SEC-standardized average annual total return on hypothetical investments of $1,000 for periods ended December 31, 2002 in each subaccount (other than the Money Market Subaccount, the subaccounts investing in the Evergreen Variable Annuity Trust). These figures assume withdrawal at the end of the period indicated, and thus reflect deferred sales charges imposed under the Contract Without Credit.

                                    TABLE 1
                    STANDARDIZED AVERAGE ANNUAL TOTAL RETURN
                         STRATEGIC PARTNERS ANNUITY ONE

                                                                          FIVE         TEN        FROM DATE
                                                           ONE YEAR      YEARS        YEARS      ESTABLISHED
                   FUND                        DATE         ENDED        ENDED        ENDED        THROUGH
                PORTFOLIO                   ESTABLISHED   12/31/2002   12/31/2002   12/31/2002   12/31/2002
                ---------                   -----------   ----------   ----------   ----------   -----------
Jennison Portfolio                             09/00        -37.38%        N/A          N/A        -51.41%
Prudential Equity Portfolio                    02/02           N/A         N/A          N/A        -24.82%
Prudential Global Portfolio                    09/00        -31.66%        N/A          N/A        -43.96%
Prudential Stock Index Portfolio               09/00        -28.75%        N/A          N/A        -36.90%
Prudential Value Portfolio                     02/02           N/A         N/A          N/A        -23.59%
SP Aggressive Growth Asset Allocation
  Portfolio                                    09/00        -28.71%        N/A          N/A        -40.00%
SP AIM Aggressive Growth Portfolio             09/00        -27.52%        N/A          N/A        -47.38%
SP AIM Core Equity Portfolio                   09/00        -21.85%        N/A          N/A        -44.01%
SP Alliance Large Cap Growth Portfolio         09/00        -37.62%        N/A          N/A        -48.23%
SP Alliance Technology Portfolio               09/00        -47.62%        N/A          N/A        -64.28%
SP Balanced Asset Allocation Portfolio         09/00        -18.37%        N/A          N/A        -21.30%
SP Conservative Asset Allocation Portfolio     09/00        -12.66%        N/A          N/A        -11.06%
SP Davis Value Portfolio                       09/00        -22.33%        N/A          N/A        -25.44%
SP Deutsche International Equity Portfolio     09/00        -23.78%        N/A          N/A        -38.59%
SP Growth Asset Allocation Portfolio           09/00        -23.89%        N/A          N/A        -31.39%
SP INVESCO Small Company Growth Portfolio      09/00        -36.71%        N/A          N/A        -50.03%
SP Jennison International Growth Portfolio     09/00        -29.12%        N/A          N/A        -56.29%
SP Large Cap Value Portfolio                   09/00        -22.99%        N/A          N/A        -22.70%
SP MFS Capital Opportunities Portfolio         09/00        -35.13%        N/A          N/A        -48.44%
SP Mid Cap Growth Portfolio                    09/00        -52.54%        N/A          N/A        -56.48%
SP PIMCO High Yield Portfolio                  09/00         -6.71%        N/A          N/A         -2.18%
SP PIMCO Total Return Portfolio                09/00          2.40%        N/A          N/A         11.99%
SP Prudential U.S. Emerging Growth
  Portfolio                                    09/00        -38.49%        N/A          N/A        -51.45%
SP Small/Mid Cap Value Portfolio               09/00        -21.04%        N/A          N/A         -8.21%
SP Strategic Partners Focused Growth
  Portfolio                                    09/00        -31.76%        N/A          N/A        -48.24%
Janus Aspen Series--Growth Portfolio
  Service Shares                               09/00        -33.21%        N/A          N/A        -52.76%

     Table 2 below depicts the SEC-standardized average annual total return on hypothetical investments of $1,000 for periods ended December 31, 2002 in each subaccount (other than the Money Market Subaccount). These figures assume withdrawal at the end of the period indicated, and thus reflect deferred sales charges imposed under the Contract Without Credit.

                                    TABLE 2
                    STANDARDIZED AVERAGE ANNUAL TOTAL RETURN
                            STRATEGIC PARTNERS PLUS

                                                                          FIVE         TEN        FROM DATE
                                                           ONE YEAR      YEARS        YEARS      ESTABLISHED
                   FUND                        DATE         ENDED        ENDED        ENDED        THROUGH
                PORTFOLIO                   ESTABLISHED   12/31/2002   12/31/2002   12/31/2002   12/31/2002
                ---------                   -----------   ----------   ----------   ----------   -----------
Jennison Portfolio                             05/01        -37.38%        N/A          N/A        -45.08%
Prudential Equity Portfolio                    02/02           N/A         N/A          N/A        -24.82%
Prudential Global Portfolio                    05/01        -31.66%        N/A          N/A        -41.76%
Prudential Stock Index Portfolio               05/01        -28.75%        N/A          N/A        -35.48%
Prudential Value Portfolio                     02/02           N/A         N/A          N/A        -23.59%
SP Aggressive Growth Asset Allocation
  Portfolio                                    05/01        -28.71%        N/A          N/A        -37.48%
SP AIM Aggressive Growth Portfolio             05/01        -27.52%        N/A          N/A        -37.43%
SP AIM Core Equity Portfolio                   05/01        -21.85%        N/A          N/A        -33.71%
SP Alliance Large Cap Growth Portfolio         05/01        -37.62%        N/A          N/A        -44.39%
SP Alliance Technology Portfolio               05/01        -47.62%        N/A          N/A        -55.55%
SP Balanced Asset Allocation Portfolio         05/01        -18.37%        N/A          N/A        -22.38%
SP Conservative Asset Allocation Portfolio     05/01        -12.66%        N/A          N/A        -13.88%
SP Davis Value Portfolio                       05/01        -22.33%        N/A          N/A        -29.40%
SP Deutsche International Equity Portfolio     05/01        -23.78%        N/A          N/A        -34.24%
SP Growth Asset Allocation Portfolio           05/01        -23.89%        N/A          N/A        -30.48%
SP INVESCO Small Company Growth Portfolio      05/01        -36.71%        N/A          N/A        -41.46%
SP Jennison International Growth Portfolio     05/01        -29.12%        N/A          N/A        -44.86%
SP Large Cap Value Portfolio                   05/01        -22.99%        N/A          N/A        -30.20%
SP MFS Capital Opportunities Portfolio         05/01        -35.13%        N/A          N/A        -47.35%
SP Mid Cap Growth Portfolio                    05/01        -52.54%        N/A          N/A        -61.73%
SP PIMCO High Yield Portfolio                  05/01         -6.71%        N/A          N/A         -5.28%
SP PIMCO Total Return Portfolio                05/01          2.40%        N/A          N/A          7.43%
SP Prudential U.S. Emerging Growth
  Portfolio                                    05/01        -38.49%        N/A          N/A        -46.89%
SP Small/Mid Cap Value Portfolio               05/01        -21.04%        N/A          N/A        -23.37%
SP Strategic Partners Focused Growth
  Portfolio                                    05/01        -31.76%        N/A          N/A        -41.44%
Evergreen VA Blue Chip Fund                    05/01        -28.61%        N/A          N/A        -34.91%
Evergreen VA Capital Growth Fund               05/01        -29.07%        N/A          N/A        -36.78%
Evergreen VA Foundation Fund                   05/01        -16.38%        N/A          N/A        -19.77%
Evergreen VA Global Leaders Fund               05/01        -26.84%        N/A          N/A        -32.13%
Evergreen VA Growth Fund                       05/01        -33.39%        N/A          N/A        -33.56%
Evergreen VA Masters Fund                      05/01        -33.09%        N/A          N/A        -41.97%
Evergreen VA Omega Fund                        05/01        -31.88%        N/A          N/A        -38.63%
Evergreen VA Small Cap Value Fund              05/01        -19.28%        N/A          N/A        -13.62%
Janus Aspen Series--Growth Portfolio
  Service Shares                               05/01        -33.21%        N/A          N/A        -47.35%

     Table 3 below shows the average annual rates of total return on hypothetical investments of $1,000 for periods ended December 31, 2002 in each subaccount (other than the Money Market Subaccount). These figures assume withdrawal of the investments at the end of the period other than to effect an annuity under the Contract. This table assumes deferred sales charges.

                                    TABLE 3
                  NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

                                                                          FIVE         TEN        FROM DATE
                                                           ONE YEAR      YEARS        YEARS      ESTABLISHED
                   FUND                        DATE         ENDED        ENDED        ENDED        THROUGH
                PORTFOLIO                   ESTABLISHED   12/31/2002   12/31/2002   12/31/2002   12/31/2002
                ---------                   -----------   ----------   ----------   ----------   -----------
Jennison Portfolio                             05/95        -37.38%       -3.65%        N/A          5.84%
Prudential Equity Portfolio                    06/83        -28.89%       -4.45%       9.20%         9.19%
Prudential Global Portfolio                    09/88        -31.66%       -3.02%       8.37%         4.48%
Prudential Stock Index Portfolio               10/87        -28.75%       -2.57%      10.41%        11.30%
Prudential Value Portfolio                     02/88        -28.52%       -2.44%      10.62%         9.13%
SP Aggressive Growth Asset Allocation
  Portfolio                                    09/00        -28.71%         N/A         N/A        -21.56%
SP AIM Aggressive Growth Portfolio             09/00        -27.52%         N/A         N/A        -26.58%
SP AIM Core Equity Portfolio                   09/00        -21.85%         N/A         N/A        -24.26%
SP Alliance Large Cap Growth Portfolio         09/00        -37.62%         N/A         N/A        -27.17%
SP Alliance Technology Portfolio               09/00        -47.62%         N/A         N/A        -39.13%
SP Balanced Asset Allocation Portfolio         09/00        -18.37%         N/A         N/A         -9.79%
SP Conservative Asset Allocation Portfolio     09/00        -12.66%         N/A         N/A         -3.81%
SP Davis Value Portfolio                       09/00        -22.33%         N/A         N/A        -12.30%
SP Deutsche International Equity Portfolio     09/00        -23.78%         N/A         N/A        -20.63%
SP Growth Asset Allocation Portfolio           09/00        -23.89%         N/A         N/A        -15.99%
SP INVESCO Small Company Growth Portfolio      09/00        -36.71%         N/A         N/A        -28.44%
SP Jennison International Growth Portfolio     09/00        -29.12%         N/A         N/A        -32.99%
SP Large Cap Value Portfolio                   09/00        -22.99%         N/A         N/A        -10.64%
SP MFS Capital Opportunities Portfolio         09/00        -35.13%         N/A         N/A        -27.32%
SP Mid Cap Growth Portfolio                    09/00        -52.54%         N/A         N/A        -33.13%
SP PIMCO High Yield Portfolio                  09/00         -6.71%         N/A         N/A          1.15%
SP PIMCO Total Return Portfolio                09/00          2.40%         N/A         N/A          8.71%
SP Prudential U.S. Emerging Growth
  Portfolio                                    09/00        -38.49%         N/A         N/A        -29.46%
SP Small/Mid Cap Value Portfolio               09/00        -21.04%         N/A         N/A         -2.20%
SP Strategic Partners Focused Growth
  Portfolio                                    09/00        -31.76%         N/A         N/A        -27.18%
Evergreen VA Blue Chip Fund                    04/00        -28.61%         N/A         N/A        -19.38%
Evergreen VA Capital Growth Fund               03/98        -29.07%         N/A         N/A         -4.79%
Evergreen VA Foundation Fund                   03/96        -16.38%      -20.65%        N/A        -16.42%
Evergreen VA Global Leaders Fund               03/97        -26.84%       -7.49%        N/A         -5.47%
Evergreen VA Growth Fund                       03/98        -33.39%         N/A         N/A         -8.94%
Evergreen VA Masters Fund                      01/99        -33.09%         N/A         N/A        -10.87%
Evergreen VA Omega Fund                        03/97        -31.88%       -2.58%        N/A         -0.31%
Evergreen VA Small Cap Value Fund              05/98        -19.28%         N/A         N/A         -5.30%
Janus Aspen Series--Growth Portfolio
  Service Shares                               11/95        -33.21%       -3.63%        N/A          2.99%

     Table 4 shows the average annual rates of return using the same assumptions as in Table 3, but assumes that the investments are not withdrawn at the end of the period. This table assumes no deferred sales charges.

                                    TABLE 4
      NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN ASSUMING NO WITHDRAWAL

                                                                            FIVE         TEN        FROM DATE
                                                             ONE YEAR      YEARS        YEARS      ESTABLISHED
                    FUND                         DATE         ENDED        ENDED        ENDED        THROUGH
                 PORTFOLIO                    ESTABLISHED   12/31/2002   12/31/2002   12/31/2002   12/31/2002
                 ---------                    -----------   ----------   ----------   ----------   -----------
Jennison Portfolio                               05/95        -31.98%       -3.24%       N/A           5.84%
Prudential Equity Portfolio                      06/83        -23.49%       -4.02%      6.32%          9.19%
Prudential Global Portfolio                      09/88        -26.26%       -2.62%      5.13%          4.48%
Prudential Stock Index Portfolio                 10/87        -23.35%       -2.17%      7.52%         11.30%
Prudential Value Portfolio                       02/88        -23.12%       -2.05%      7.76%          9.13%
SP Aggressive Growth Asset Allocation
  Portfolio                                      09/00        -23.31%         N/A        N/A         -21.56%
SP AIM Aggressive Growth Portfolio               09/00        -22.12%         N/A        N/A         -26.58%
SP AIM Core Equity Portfolio                     09/00        -16.45%         N/A        N/A         -24.26%
SP Alliance Large Cap Growth Portfolio           09/00        -32.22%         N/A        N/A         -27.17%
SP Alliance Technology Portfolio                 09/00        -42.22%         N/A        N/A         -39.13%
SP Balanced Asset Allocation Portfolio           09/00        -12.97%         N/A        N/A          -9.79%
SP Conservative Asset Allocation Portfolio       09/00         -7.26%         N/A        N/A          -3.81%
SP Davis Value Portfolio                         09/00        -16.93%         N/A        N/A         -12.30%
SP Deutsche International Equity Portfolio       09/00        -18.38%         N/A        N/A         -20.63%
SP Growth Asset Allocation Portfolio             09/00        -18.49%         N/A        N/A         -15.99%
SP INVESCO Small Company Growth Portfolio        09/00        -31.31%         N/A        N/A         -28.44%
SP Jennison International Growth Portfolio       09/00        -23.72%         N/A        N/A         -32.99%
SP Large Cap Value Portfolio                     09/00        -17.59%         N/A        N/A         -10.64%
SP MFS Capital Opportunities Portfolio           09/00        -29.73%         N/A        N/A         -27.32%
SP Mid Cap Growth Portfolio                      09/00        -47.14%         N/A        N/A         -33.13%
SP PIMCO High Yield Portfolio                    09/00         -1.31%         N/A        N/A           1.15%
SP PIMCO Total Return Portfolio                  09/00          7.80%         N/A        N/A           8.71%
SP Prudential U.S. Emerging Growth Portfolio     09/00        -33.09%         N/A        N/A         -29.46%
SP Small/Mid Cap Value Portfolio                 09/00        -15.64%         N/A        N/A          -2.20%
SP Strategic Partners Focused Growth
  Portfolio                                      09/00        -26.36%         N/A        N/A         -27.18%
Evergreen VA Blue Chip Fund                      04/00        -23.21%         N/A        N/A         -19.38%
Evergreen VA Capital Growth Fund                 03/98        -23.67%         N/A        N/A          -4.79%
Evergreen VA Foundation Fund                     03/96        -10.98%      -19.76%       N/A         -16.42%
Evergreen VA Global Leaders Fund                 03/97        -21.44%       -7.00%       N/A          -5.47%
Evergreen VA Growth Fund                         03/98        -27.99%         N/A        N/A          -8.94%
Evergreen VA Masters Fund                        01/99        -27.69%         N/A        N/A         -10.87%
Evergreen VA Omega Fund                          03/97        -26.48%       -2.19%       N/A          -0.31%
Evergreen VA Small Cap Value Fund                05/98        -13.88%         N/A        N/A          -5.30%
Janus Aspen Series--Growth Portfolio Service
  Shares                                         11/95        -27.81%       -3.21%       N/A           2.99%

     Table 5 shows the cumulative total return for subaccounts investing in portfolios having performance history of at least one year, assuming no withdrawal. This table assumes no deferred sales charge.

                                    TABLE 5
                 CUMULATIVE TOTAL RETURN ASSUMING NO WITHDRAWAL

                                                                                                    FROM DATE
                                                             ONE YEAR    FIVE YEARS   TEN YEARS    ESTABLISHED
                    FUND                         DATE         ENDED        ENDED        ENDED        THROUGH
                 PORTFOLIO                    ESTABLISHED   12/31/2002   12/31/2002   12/31/2002   12/31/2002
                 ---------                    -----------   ----------   ----------   ----------   -----------
Jennison Portfolio                               05/95        -31.98%      -15.19%         N/A       126.99%
Prudential Equity Portfolio                      06/83        -23.49%      -18.56%      141.01%      629.82%
Prudential Global Portfolio                      09/88        -26.26%      -12.43%      123.47%      153.48%
Prudential Stock Index Portfolio                 10/87        -23.35%      -10.39%      169.17%      563.82%
Prudential Value Portfolio                       02/88        -23.12%       -9.83%      174.42%      376.52%
SP Aggressive Growth Asset Allocation
  Portfolio                                      09/00        -23.31%         N/A          N/A       -24.89%
SP AIM Aggressive Growth Portfolio               09/00        -22.12%         N/A          N/A       -36.33%
SP AIM Growth And Income Portfolio               09/00        -16.45%         N/A          N/A       -36.30%
SP Alliance Large Cap Growth Portfolio           09/00        -32.22%         N/A          N/A       -28.19%
SP Alliance Technology Portfolio                 09/00        -42.22%         N/A          N/A       -43.93%
SP Balanced Asset Allocation Portfolio           09/00        -12.97%         N/A          N/A        -9.08%
SP Conservative Asset Allocation Portfolio       09/00         -7.26%         N/A          N/A        -1.29%
SP Davis Value Portfolio                         09/00        -16.93%         N/A          N/A       -10.64%
SP Deutsche International Equity Portfolio       09/00        -18.38%         N/A          N/A       -27.50%
SP Growth Asset Allocation Portfolio             09/00        -18.49%         N/A          N/A       -17.42%
SP INVESCO Small Company Growth Portfolio        09/00        -31.31%         N/A          N/A       -31.91%
SP Jennison International Growth Portfolio       09/00        -23.72%         N/A          N/A       -47.16%
SP Large Cap Value Portfolio                     09/00        -17.59%         N/A          N/A        -6.01%
SP MFS Capital Opportunities Portfolio           09/00        -29.73%         N/A          N/A       -31.05%
SP Mid Cap Growth Portfolio                      09/00        -47.14%         N/A          N/A       -24.15%
SP PIMCO High Yield Portfolio                    09/00         -1.31%         N/A          N/A         4.00%
SP PIMCO Total Return Portfolio                  09/00          7.80%         N/A          N/A        12.15%
SP Prudential U.S. Emerging Growth Portfolio     09/00        -33.09%         N/A          N/A       -32.33%
SP Small/Mid-Cap Value Portfolio                 09/00        -15.64%         N/A          N/A        12.68%
SP Strategic Partners Focused Growth
  Portfolio                                      09/00        -26.36%         N/A          N/A       -33.92%
Evergreen VA Blue Chip Fund                      04/00        -23.67%         N/A          N/A       -26.85%
Evergreen VA Capital Growth Fund                 03/98        -23.21%         N/A          N/A         3.50%
Evergreen VA Foundation Fund                     03/96        -10.98%      -66.84%         N/A       -67.07%
Evergreen VA Global Leaders Fund                 03/97        -21.44%      -30.71%         N/A        -8.61%
Evergreen VA Growth Fund                         03/98        -27.99%         N/A          N/A       -11.43%
Evergreen VA Masters Fund                        01/99        -27.69%         N/A          N/A       -12.38%
Evergreen VA Omega Fund                          03/97        -26.48%      -11.09%         N/A        32.62%
Evergreen VA Small Cap Value Fund                05/98        -13.88%         N/A          N/A       -10.67%
Janus Aspen Series--Growth Portfolio Service
  Shares                                         11/95        -27.81%      -15.06%         N/A        70.64%

     The following three tables assume a daily insurance and administrative charge equal to 1.85% on an annual basis, a charge for the guaranteed minimum income benefit equal to 0.45% on an annual basis of the "GMIB protected value" as defined in the prospectus, an earnings appreciator benefit charge of 0.30% of the contract value and an income appreciator benefit charge of 0.25% of the contract value.

     Table 1 below shows the average annual rates of total return on hypothetical investments of $1,000 for periods ended December 31, 2002 in each subaccount (other than the Money Market Subaccount). These figures assume withdrawal of the investments at the end of the period other than to effect an annuity under the Contract. This table assumes deferred sales charges.

                                    TABLE 1
                  NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

                                                                                                    FROM DATE
                                                             ONE YEAR    FIVE YEARS   TEN YEARS    ESTABLISHED
                    FUND                         DATE         ENDED        ENDED        ENDED        THROUGH
                 PORTFOLIO                    ESTABLISHED   12/31/2002   12/31/2002   12/31/2002   12/31/2002
                 ---------                    -----------   ----------   ----------   ----------   -----------
Jennison Portfolio                               05/95        -38.53%       -7.07%        N/A          0.88%
Prudential Equity Portfolio                      06/83        -30.12%       -7.88%       4.54%         4.05%
Prudential Global Portfolio                      09/88        -32.86%       -6.47%       3.76%        -0.36%
Prudential Stock Index Portfolio                 10/87        -29.98%       -6.03%       5.71%         5.72%
Prudential Value Portfolio                       02/88        -29.76%       -5.93%       5.91%         3.95%
SP Aggressive Growth Asset Allocation
  Portfolio                                      09/00        -29.96%         N/A         N/A        -23.17%
SP AIM Aggressive Growth Portfolio               09/00        -28.76%         N/A         N/A        -28.17%
SP AIM Core Equity Portfolio                     09/00        -23.16%         N/A         N/A        -25.88%
SP Alliance Large Cap Growth Portfolio           09/00        -38.76%         N/A         N/A        -28.73%
SP Alliance Technology Portfolio                 09/00        -48.67%         N/A         N/A        -40.64%
SP Balanced Asset Allocation Portfolio           09/00        -19.71%         N/A         N/A        -11.48%
SP Conservative Asset Allocation Portfolio       09/00        -14.05%         N/A         N/A         -5.55%
SP Davis Value Portfolio                         09/00        -23.64%         N/A         N/A        -13.96%
SP Deutsche International Equity Portfolio       09/00        -25.06%         N/A         N/A        -22.25%
SP Growth Asset Allocation Portfolio             09/00        -25.16%         N/A         N/A        -17.63%
SP INVESCO Small Company Growth Portfolio        09/00        -37.84%         N/A         N/A        -29.99%
SP Jennison International Growth Portfolio       09/00        -30.35%         N/A         N/A        -34.55%
SP Large Cap Value Portfolio                     09/00        -24.29%         N/A         N/A        -12.31%
SP MFS Capital Opportunities Portfolio           09/00        -36.29%         N/A         N/A        -28.86%
SP Mid Cap Growth Portfolio                      09/00        -53.54%         N/A         N/A        -34.60%
SP PIMCO High Yield Portfolio                    09/00         -8.15%         N/A         N/A         -0.63%
SP PIMCO Total Return Portfolio                  09/00         -4.47%         N/A         N/A          2.09%
SP Prudential U.S. Emerging Growth Portfolio     09/00        -39.63%         N/A         N/A        -31.01%
SP Small/Mid Cap Value Portfolio                 09/00        -22.35%         N/A         N/A         -6.11%
SP Strategic Partners Focused Growth
  Portfolio                                      09/00        -32.96%         N/A         N/A        -28.77%
Evergreen VA Blue Chip Fund                      04/00        -29.84%         N/A         N/A        -20.84%
Evergreen VA Capital Growth Fund                 03/98        -30.29%         N/A         N/A         -8.28%
Evergreen VA Foundation Fund                     03/96        -17.71%      -22.41%        N/A        -17.99%
Evergreen VA Global Leaders Fund                 03/97        -28.09%      -10.88%        N/A         -8.58%
Evergreen VA Growth Fund                         03/98        -34.58%         N/A         N/A        -12.34%
Evergreen VA Masters Fund                        01/99        -34.29%         N/A         N/A        -13.44%
Evergreen VA Omega Fund                          03/97        -33.10%       -6.04%        N/A         -4.36%
Evergreen VA Small Cap Value Fund                05/98        -20.62%         N/A         N/A         -7.90%
Janus Aspen Series--Growth Portfolio Service
  Shares                                         11/95        -34.40%       -7.05%        N/A         -1.50%

     Table 2 shows the average annual rates of return using the same assumptions as in Table 1 on the previous page, but assumes that the investments are not withdrawn at the end of the period. This table assumes no deferred sales charges.

                                    TABLE 2
      NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN ASSUMING NO WITHDRAWAL

                                                                          FIVE         TEN        FROM DATE
                                                           ONE YEAR      YEARS        YEARS      ESTABLISHED
                   FUND                        DATE         ENDED        ENDED        ENDED        THROUGH
                PORTFOLIO                   ESTABLISHED   12/31/2002   12/31/2002   12/31/2002   12/31/2002
                ---------                   -----------   ----------   ----------   ----------   -----------
Jennison Portfolio                             05/95        -33.13%       -6.59%        N/A          0.88%
Prudential Equity Portfolio                    06/83        -24.72%       -7.39%       1.64%         4.05%
Prudential Global Portfolio                    09/88        -27.46%       -6.00%       0.50%        -0.36%
Prudential Stock Index Portfolio               10/87        -24.58%       -5.57%       2.80%         5.72%
Prudential Value Portfolio                     02/88        -24.36%       -5.47%       3.03%         3.95%
SP Aggressive Growth Asset Allocation
  Portfolio                                    09/00        -24.56%         N/A         N/A        -23.17%
SP AIM Aggressive Growth Portfolio             09/00        -23.36%         N/A         N/A        -28.17%
SP AIM Core Equity Portfolio                   09/00        -17.76%         N/A         N/A        -25.88%
SP Alliance Large Cap Growth Portfolio         09/00        -33.36%         N/A         N/A        -28.73%
SP Alliance Technology Portfolio               09/00        -43.27%         N/A         N/A        -40.64%
SP Balanced Asset Allocation Portfolio         09/00        -14.31%         N/A         N/A        -11.48%
SP Conservative Asset Allocation Portfolio     09/00         -8.65%         N/A         N/A         -5.55%
SP Davis Value Portfolio                       09/00        -18.24%         N/A         N/A        -13.96%
SP Deutsche International Equity Portfolio     09/00        -19.66%         N/A         N/A        -22.25%
SP Growth Asset Allocation Portfolio           09/00        -19.76%         N/A         N/A        -17.63%
SP INVESCO Small Company Growth Portfolio      09/00        -32.44%         N/A         N/A        -29.99%
SP Jennison International Growth Portfolio     09/00        -24.95%         N/A         N/A        -34.55%
SP Large Cap Value Portfolio                   09/00        -18.89%         N/A         N/A        -12.31%
SP MFS Capital Opportunities Portfolio         09/00        -30.89%         N/A         N/A        -28.86%
SP Mid Cap Growth Portfolio                    09/00        -48.14%         N/A         N/A        -34.60%
SP PIMCO High Yield Portfolio                  09/00         -2.75%         N/A         N/A         -0.63%
SP PIMCO Total Return Portfolio                09/00          0.93%         N/A         N/A          2.09%
SP Prudential U.S. Emerging Growth
  Portfolio                                    09/00        -34.23%         N/A         N/A        -31.01%
SP Small/Mid Cap Value Portfolio               09/00        -16.95%         N/A         N/A         -6.11%
SP Strategic Partners Focused Growth
  Portfolio                                    09/00        -27.56%         N/A         N/A        -28.77%
Evergreen VA Blue Chip Fund                    04/00        -24.44%         N/A         N/A        -20.84%
Evergreen VA Capital Growth Fund               03/98        -24.89%         N/A         N/A         -8.28%
Evergreen VA Foundation Fund                   03/96        -12.31%      -21.44%        N/A        -17.99%
Evergreen VA Global Leaders Fund               03/97        -22.69%      -10.32%        N/A         -8.58%
Evergreen VA Growth Fund                       03/98        -29.18%         N/A         N/A        -12.34%
Evergreen VA Masters Fund                      01/99        -28.89%         N/A         N/A        -13.44%
Evergreen VA Omega Fund                        03/97        -27.70%       -5.58%        N/A         -4.36%
Evergreen VA Small Cap Value Fund              05/98        -15.22%         N/A         N/A         -7.90%
Janus Aspen Series--Growth Portfolio
  Service Shares                               11/95        -29.00%       -6.57%        N/A         -1.50%

     Table 3 shows the cumulative total return for subaccounts investing in portfolios having performance history of at least one year, assuming no withdrawal. This table assumes no deferred sales charges.

                                    TABLE 3
                 CUMULATIVE TOTAL RETURN ASSUMING NO WITHDRAWAL

                                                                          FIVE         TEN        FROM DATE
                                                           ONE YEAR      YEARS        YEARS      ESTABLISHED
                   FUND                        DATE         ENDED        ENDED        ENDED        THROUGH
                PORTFOLIO                   ESTABLISHED   12/31/2002   12/31/2002   12/31/2002   12/31/2002
                ---------                   -----------   ----------   ----------   ----------   -----------
Jennison Portfolio                             05/95        -33.13%      -28.90%         N/A        59.41%
Prudential Equity Portfolio                    06/83        -24.72%      -31.88%       55.96%      187.31%
Prudential Global Portfolio                    09/88        -27.46%      -26.61%       44.61%       30.75%
Prudential Stock Index Portfolio               10/87        -24.58%      -24.92%       74.22%      207.34%
Prudential Value Portfolio                     02/88        -24.36%      -24.52%       77.60%      134.16%
SP Aggressive Growth Asset Allocation
  Portfolio                                    09/00        -24.56%         N/A          N/A       -26.98%
SP AIM Aggressive Growth Portfolio             09/00        -23.36%         N/A          N/A       -38.20%
SP AIM Core Equity Portfolio                   09/00        -17.76%         N/A          N/A       -38.18%
SP Alliance Large Cap Growth Portfolio         09/00        -33.36%         N/A          N/A       -30.26%
SP Alliance Technology Portfolio               09/00        -43.27%         N/A          N/A       -45.67%
SP Balanced Asset Allocation Portfolio         09/00        -14.31%         N/A          N/A       -11.47%
SP Conservative Asset Allocation Portfolio     09/00         -8.65%         N/A          N/A        -3.84%
SP Davis Value Portfolio                       09/00        -18.24%         N/A          N/A       -13.00%
SP Deutsche International Equity Portfolio     09/00        -19.66%         N/A          N/A       -29.54%
SP Growth Asset Allocation Portfolio           09/00        -19.76%         N/A          N/A       -19.66%
SP INVESCO Small Company Growth Portfolio      09/00        -32.44%         N/A          N/A       -33.89%
SP Jennison International Growth Portfolio     09/00        -24.95%         N/A          N/A       -48.79%
SP Large Cap Value Portfolio                   09/00        -18.89%         N/A          N/A        -8.47%
SP MFS Capital Opportunities Portfolio         09/00        -30.89%         N/A          N/A       -33.01%
SP Mid Cap Growth Portfolio                    09/00        -48.14%         N/A          N/A       -26.25%
SP PIMCO High Yield Portfolio                  09/00         -2.75%         N/A          N/A         1.35%
SP PIMCO Total Return Portfolio                09/00          0.93%         N/A          N/A         3.83%
SP Prudential U.S. Emerging Growth
  Portfolio                                    09/00        -34.23%         N/A          N/A       -34.30%
SP Small/Mid Cap Value Portfolio               09/00        -16.95%         N/A          N/A         4.31%
SP Strategic Partners Focused Growth
  Portfolio                                    09/00        -27.56%         N/A          N/A       -35.88%
Evergreen VA Blue Chip Fund                    04/00        -24.44%         N/A          N/A       -11.85%
Evergreen VA Capital Growth Fund               03/98        -24.89%         N/A          N/A       -29.04%
Evergreen VA Foundation Fund                   03/96        -12.31%      -70.16%         N/A       -70.24%
Evergreen VA Global Leaders Fund               03/97        -22.69%      -42.22%         N/A       -23.40%
Evergreen VA Growth Fund                       03/98        -29.18%         N/A          N/A       -24.69%
Evergreen VA Masters Fund                      01/99        -28.89%         N/A          N/A       -20.40%
Evergreen VA Omega Fund                        03/97        -27.70%      -25.47%         N/A         5.90%
Evergreen VA Small Cap Value Fund              05/98        -15.22%         N/A          N/A       -20.18%
Janus Aspen Series--Growth Portfolio
  Service Shares                               11/95        -29.00%      -28.81%         N/A        26.35%

MONEY MARKET SUBACCOUNT YIELD

     The "yield" and "effective yield" figures for the Money Market Subaccount shown below were calculated using historical investment returns of the Money Market Portfolio of the Prudential Series Fund.

     The "yield" and "effective yield" of the Money Market Subaccount for the seven days ended December 31, 2002 were -0.32% and -0.32%, assuming election of the base death benefit only (1.40% annually). The "yield" and "effective yield" were -0.76% and -0.76%, assuming election of both (a) guaranteed minimum death benefit option greater of roll-up and step up (1.80% annually), (b) the guaranteed minimum income benefit (0.25% annually of GMIB Protected Value), and
(c) the earnings appreciator benefit (0.15% annually).

     The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from contract owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%.

     The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield = ([base period return + 1] 365/7)-1.

     The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis. Therefore, the stated yields for any given period are not necessarily an indication of future yields.

              COMPARATIVE PERFORMANCE INFORMATION AND ADVERTISING

     Reports or advertising may include comparative performance information, including, but not limited to: (1) comparisons to market indices such as the Dow Jones Industrial Average, the Standard & Poor's 500 Index, the Value Line Composite Index, the Russell 2000 Index, the Morgan Stanley World Index, the Lehman Brothers bond indices; (2) comparisons to other investments, such as certificates of deposit; (3) performance rankings assigned by services such as Morningstar, Inc. and Variable Annuity Research and Data Services (VARDS), and Lipper Analytical Services, Inc.; (4) data presented by analysts such as Dow Jones, A.M. Best, The Bank Rate Monitor National Index; and (5) data in publications such as The Wall Street Journal, The New York Times, Forbes, Barrons, Fortune, Money Magazine, and Financial World.

     Reports or advertising may also include the use of tax deferred compounding charts, hypothetical pay-in illustrations, and charts describing the power of tax deferred compounding on the bonus payment.

                               FEDERAL TAX STATUS

OTHER TAX RULES.

     1.  DIVERSIFICATION.

     The Internal Revenue Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable. Pruco Life believes the underlying variable investment options for the Contract meet these diversification requirements.

     2.  INVESTOR CONTROL.

     Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular investment options without causing you, instead of Pruco Life, to be considered the owner of the underlying assets. Because of this uncertainty, Pruco Life reserves the right to make such changes as it deems necessary to assure that the contract qualifies as an annuity for tax purposes. Any such changes will apply uniformly to affected contractowners and will be made with such notice to affected contractowners as is feasible under the circumstances.

     3.  ENTITY OWNERS.

     Where a contract is held by a non-natural person (e.g., a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the contract will not be taxed as an annuity and increases in the value of the contract will be subject to tax.

     4.  PURCHASE PAYMENTS MADE BEFORE AUGUST 14, 1982.

     If your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982, favorable tax rules may apply to certain withdrawals from the contract. Generally, withdrawals are treated as a recovery of your investment in the contract first until purchase payments made before August 14, 1982 are withdrawn. Moreover, any income allocable to purchase payments made before August 14, 1982, is not subject to the 10% tax penalty.

     5.  GENERATION-SKIPPING TRANSFERS.

     If you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

                           STATE SPECIFIC VARIATIONS

     We list below certain limitations and restrictions of the Strategic Partners Annuity One and Strategic Partners Plus contract imposed by state law. If your contract was issued in one of the states listed below, consult your contract for additional details.

          - The transfer fee will never exceed $10 for contracts issued in Florida and Texas.

          - Although we do not have the right to refuse subsequent purchase payments for contracts issued in Maryland, New Jersey, Pennsylvania, or Texas, we do impose a maximum annual purchase payment limit of $2 million and a maximum aggregate purchase payment limit of $7 million.

          - You may not make additional purchase payments if you purchase a contract issued in Massachusetts, or if you purchase a Contract with Credit issued in Pennsylvania.

          - For contracts issued in Pennsylvania, state law prevents us from waiving withdrawal charges because of terminal illness.

          - When you enter the income phase of a contract issued in Maryland, Oregon or Washington:

             - if you select Income Option 1 -- Annuity Payments For A Fixed
               Period, the minimum period you can elect is 5 years; and

             - Option 3 -- Interest Payment Option is not available.

          - The "roll-up" value guaranteed minimum death benefit option is not available for contracts issued in Washington State.

          - We will calculate and deduct the charge for the guaranteed minimum income benefit based solely on the portion of the contract value you have allocated to the variable investment options, for contracts issued in Washington State.

          - The Guaranteed Minimum Income Benefit is not available for contracts issued in North Dakota.

          - The Earnings Appreciation Benefit is not available for contracts issued in Minnesota, North Dakota, or Washington.

          - The Income Appreciation Benefit is not available for contracts issued in Minnesota.

          - For contracts issued in Alabama, Alaska, Arizona, Arkansas, California, Colorado, Delaware, District of Columbia, Florida, Guam, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Michigan, Mississippi, Missouri, Montana, Nebraska, Nevada, New Hampshire, New Mexico, North Carolina, Ohio, Oklahoma, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Vermont, Virginia, West Virginia, Wisconsin, Wyoming, the 7-year withdrawal charge schedule for the contract with credit is 8%, 8%, 8%, 7%, 6%, 5%, 4% for annuitants age 85 at contract issue. For contracts issued in Connecticut the 7-year withdrawal charge schedule for the contract with credit is 8%, 8%, 8%, 7%, 6%, 5%, 4%. For contracts issued in Maryland and Utah the 7-year withdrawal charge schedule for the contract with credit is 8%, 8%, 8%, 8%, 7%, 6%, 4%, for purchase payments at annuitant's attained age 60 and above.

                             DIRECTORS AND OFFICERS

     The directors and major officers of Pruco Life, listed with their principal occupations during the past 5 years, are shown below.

                            DIRECTORS OF PRUCO LIFE

     JAMES J. AVERY, JR., Vice Chairman and Director -- President, Prudential Individual Life Insurance since 1998; prior to 1998: Senior Vice President, Chief Actuary and CFO, Prudential Individual Insurance Group.

     VIVIAN L. BANTA, Chairman and Director -- Vice Chairman, Insurance Division, Prudential Financial since 2002; 2000 to 2002: Executive Vice President, Individual Financial Services, U.S. Consumer Group; 1998 to 1999:
Consultant, Individual Financial Services.

     RICHARD J. CARBONE, Director -- Senior Vice President and Chief Financial Officer since 1997.

     HELEN M. GALT, Director -- Company Actuary, Prudential since 1993.

     RONALD P. JOELSON, Director -- Senior Vice President, Prudential Asset, Liability and Risk Management since 1999; prior to 1999: President, Guaranteed Products, Prudential Institutional.

     ANDREW J. MAKO, President and Director -- Vice President, Finance, Insurance Division since 1999; prior to 1999: Vice President, Business Performance Management Group.

     DAVID R. ODENATH, JR., Director -- President, Annuities, since 2003; 1999 to 2003: President, Prudential Investments; prior to 1999: Senior Vice President and Director of Sales, Investment Consulting Group, PaineWebber.

                         OFFICERS WHO ARE NOT DIRECTORS

     SHAUN M. BYRNES, Senior Vice President -- Senior Vice President, Director of Annuities, Prudential Investments since 2001; 2000 to 2001: Senior Vice President, Director of Research, Prudential Investments; 1999 to 2000: Senior Vice President, Director of Mutual Funds, Prudential Investments; prior to 1999:
Vice President, Mutual Funds, Prudential Investments.

     C. EDWARD CHAPLIN, Treasurer -- Senior Vice President and Treasurer, Prudential since 2000; prior to 2000, Vice President and Treasurer, Prudential.

     THOMAS F. HIGGINS, Senior Vice President -- Vice President, Annuity Services, Prudential Individual Financial Services since 1999; 1998 to 1999:
Vice President, Mutual Funds, Prudential Individual Financial Services; prior to 1998: Principal, Mutual Fund Operations, The Vanguard Group.

     CLIFFORD E. KIRSCH, Chief Legal Officer and Secretary -- Chief Counsel, Variable Products, Prudential Law Department since 1995.

     MELODY C. MCDAID, Senior Vice President -- Vice President and Site Executive, Prudential Financial Services Customer Service Office since 1995.

     ESTHER H. MILNES, Senior Vice President -- Vice President and Chief Actuary, Prudential Individual Life Insurance since 1999; prior to 1999: Vice President and Actuary, Prudential Individual Insurance Group.

     JAMES M. O'CONNOR, Senior Vice President and Actuary -- Vice President, Guaranteed Products since 2001; 1998 to 2000: Corporate Vice President, Guaranteed Products; prior to 1998: Corporate Actuary, Prudential Investments.

     SHIRLEY H. SHAO, Senior Vice President and Chief Actuary -- Vice President and Actuary, Prudential since 1996.

     WILLIAM J. ECKERT, IV, Vice President and Chief Accounting Officer -- Vice President, Insurance Division, Prudential Financial since 2002; 2000 to 2002:
Vice President and IFS Controller, Prudential Enterprise Financial Management; 1999 to 2000: Vice President and Individual Life Controller, Prudential Enterprise Financial Management; prior to 1999: Vice President, Accounting, Enterprise Financial Management.

     The business address of all directors and officers of Pruco Life is 213 Washington Street, Newark, New Jersey 07102-2992.

     Pruco Life directors and officers are elected annually.

                              FINANCIAL STATEMENTS

     The following financial statements describe the financial condition of Pruco Life as well as the Pruco Life Flexible Premium Variable Annuity Account. The Pruco Life Flexible Premium Variable Annuity Account includes subaccounts that support the Strategic Partners Annuity One and Strategic Partners Plus contracts, as well as subaccounts supporting other variable annuities issued by Pruco Life.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                             FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENTS OF NET ASSETS
December 31, 2002

                                                                              SUBACCOUNTS
                                            --------------------------------------------------------------------------------

                                              PRUDENTIAL                                       PRUDENTIAL
                                                MONEY         PRUDENTIAL       PRUDENTIAL         STOCK          PRUDENTIAL
                                               MARKET          EQUITY            VALUE            INDEX            GLOBAL
                                              PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO
                                            -------------   -------------    -------------    -------------    -------------
ASSETS
  Investment in the portfolios, at value    $ 492,182,305   $ 371,344,804    $ 315,497,893    $ 506,071,198    $  90,783,389
                                            -------------   -------------    -------------    -------------    -------------
  Net Assets ............................   $ 492,182,305   $ 371,344,804    $ 315,497,893    $ 506,071,198    $  90,783,389
                                            =============   =============    =============    =============    =============

NET ASSETS, representing:
  Accumulation units ....................   $ 492,182,305   $ 371,344,804    $ 315,497,893    $ 506,071,198    $  90,783,389
                                            -------------   -------------    -------------    -------------    -------------
                                            $ 492,182,305   $ 371,344,804    $ 315,497,893    $ 506,071,198    $  90,783,389
                                            =============   =============    =============    =============    =============

  Units outstanding .....................     416,179,436     308,350,995      213,942,267      410,343,936       89,622,369
                                            =============   =============    =============    =============    =============

  Portfolio shares held .................      49,218,231      23,577,448       22,945,301       21,007,522        7,998,536
  Portfolio net asset value per share ...   $       10.00   $       15.75    $       13.75    $       24.09    $       11.35
  Investment in portfolio shares, at cost   $ 492,182,305   $ 678,128,087    $ 483,607,194    $ 724,804,823    $ 167,115,652



STATEMENTS OF OPERATIONS
For the year ended December 31, 2002

                                                                              SUBACCOUNTS
                                            --------------------------------------------------------------------------------

                                              PRUDENTIAL                                       PRUDENTIAL
                                                MONEY         PRUDENTIAL       PRUDENTIAL         STOCK          PRUDENTIAL
                                               MARKET          EQUITY            VALUE            INDEX            GLOBAL
                                              PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO
                                            -------------   -------------    -------------    -------------    -------------
INVESTMENT INCOME
  Dividend income .......................   $   7,612,299   $   3,886,952    $   5,150,628    $   7,416,505    $   1,197,102
                                            -------------   -------------    -------------    -------------    -------------

EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk and
    for administration ..................       7,165,423       6,578,518        5,520,428        8,748,914        1,586,497
                                            -------------   -------------    -------------    -------------    -------------

NET INVESTMENT INCOME (LOSS) ............         446,876      (2,691,566)        (369,800)      (1,332,409)        (389,395)
                                            -------------   -------------    -------------    -------------    -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
  Capital gains distributions received ..               0               0                0        5,231,877                0
  Realized gain (loss) on shares redeemed               0     (64,150,308)     (32,276,875)     (38,730,507)     (13,852,186)
  Net change in unrealized gain (loss)
    on investments ......................               0     (61,865,627)     (74,635,906)    (137,153,904)     (19,932,167)
                                            -------------   -------------    -------------    -------------    -------------

NET GAIN (LOSS) ON INVESTMENTS ..........               0    (126,015,935)    (106,912,781)    (170,652,534)     (33,784,353)
                                            -------------   -------------    -------------    -------------    -------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ............   $     446,876   $(128,707,501)   $(107,282,581)   $(171,984,943)   $ (34,173,748)
                                            =============   =============    =============    =============    =============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A1

                                                     SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------------------------------------
                    PRUDENTIAL                                         PRUDENTIAL                                       JANUS ASPEN
                    SP ALLIANCE      PRUDENTIAL       PRUDENTIAL       SP INVESCO      PRUDENTIAL       PRUDENTIAL        GROWTH
  PRUDENTIAL        LARGE CAP        SP DAVIS     SP SMALL/MID CAP   SMALL COMPANY      SP PIMCO         SP PIMCO        PORTFOLIO -
  JENNISON           GROWTH            VALUE            VALUE            GROWTH       TOTAL RETURN      HIGH YIELD        SERVICE
  PORTFOLIO         PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO       PORTFOLIO        PORTFOLIO         SHARES
-------------     -------------    -------------  ----------------   -------------    -------------    ------------    -------------

$ 521,576,793     $  19,330,887    $  81,448,725    $  59,474,299    $   9,683,223    $ 320,161,686    $ 50,232,062    $  9,935,444
-------------     -------------    -------------    -------------    -------------    -------------    ------------    ------------
$ 521,576,793     $  19,330,887    $  81,448,725    $  59,474,299    $   9,683,223    $ 320,161,686    $ 50,232,062    $  9,935,444
=============     =============    =============    =============    =============    =============    ============    ============


$ 521,576,793     $  19,330,887    $  81,448,725    $  59,474,299    $   9,683,223    $ 320,161,686    $ 50,232,062    $  9,935,444
-------------     -------------    -------------    -------------    -------------    -------------    ------------    ------------
$ 521,576,793     $  19,330,887    $  81,448,725    $  59,474,299    $   9,683,223    $ 320,161,686    $ 50,232,062    $  9,935,444
=============     =============    =============    =============    =============    =============    ============    ============

  470,005,008        36,086,876      106,230,212       67,382,754       17,602,579      282,336,590      49,942,623      19,693,074
=============     =============    =============    =============    =============    =============    ============    ============

   40,780,046         3,843,119       10,688,809        6,144,039        2,000,666       28,059,745       5,477,869         686,149
$       12.79     $        5.03    $        7.62    $        9.68    $        4.84    $       11.41    $       9.17    $      14.48
$ 962,759,526     $  26,810,907    $  94,407,685    $  67,585,328    $  12,507,421    $ 307,855,769    $ 52,537,963    $ 14,264,496



                                                     SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------------------------------------
                    PRUDENTIAL                                         PRUDENTIAL                                       JANUS ASPEN
                    SP ALLIANCE      PRUDENTIAL       PRUDENTIAL       SP INVESCO      PRUDENTIAL      PRUDENTIAL         GROWTH
  PRUDENTIAL        LARGE CAP        SP DAVIS     SP SMALL/MID CAP   SMALL COMPANY      SP PIMCO        SP PIMCO         PORTFOLIO -
  JENNISON           GROWTH            VALUE            VALUE            GROWTH       TOTAL RETURN     HIGH YIELD         SERVICE
  PORTFOLIO         PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO       PORTFOLIO       PORTFOLIO          SHARES
-------------     -------------    -------------  ----------------   -------------    -------------   -------------    -------------

$   1,384,601     $           0    $       8,162    $     281,727    $           0    $   6,051,917    $  2,838,326    $          0
-------------     -------------    -------------    -------------    -------------    -------------    ------------    ------------



    9,747,353           299,198        1,157,742          763,633          140,646        3,012,429         577,707         158,231
-------------     -------------    -------------    -------------    -------------    -------------    ------------    ------------

   (8,362,752)         (299,198)      (1,149,580)        (481,906)        (140,646)       3,039,488       2,260,619        (158,231)
-------------     -------------    -------------    -------------    -------------    -------------    ------------    ------------



            0                 0                0                0                0            4,680               0               0
  (91,903,557)         (813,785)      (1,258,856)        (714,528)        (511,300)         235,632        (351,812)       (724,701)
 (173,957,946)       (6,421,505)     (11,726,731)      (9,241,838)      (2,782,000)      13,517,431      (1,851,730)     (2,566,795)
-------------     -------------    -------------    -------------    -------------    -------------    ------------    ------------

 (265,861,503)       (7,235,290)     (12,985,587)      (9,956,366)      (3,293,300)      13,757,743      (2,203,542)     (3,291,496)
-------------     -------------    -------------    -------------    -------------    -------------    ------------    ------------


$(274,224,255)    $  (7,534,488)   $ (14,135,167)   $ (10,438,272)   $  (3,433,946)   $  16,797,231    $     57,077    $ (3,449,727)
=============     =============    =============    =============    =============    =============    ============    ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A2

                             FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENTS OF NET ASSETS
December 31, 2002

                                                                              SUBACCOUNTS
                                              ---------------------------------------------------------------------------
                                                                                               PRUDENTIAL
                                              PRUDENTIAL      PRUDENTIAL       PRUDENTIAL     SP STRATEGIC    PRUDENTIAL
                                               SP LARGE         SP AIM       SP MFS CAPITAL     PARTNERS      SP MID CAP
                                               CAP VALUE      CORE EQUITY     OPPORTUNITIES  FOCUSED GROWTH     GROWTH
                                               PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO      PORTFOLIO
                                              -----------     -----------    --------------  --------------   -----------
ASSETS
  Investment in the portfolios, at value      $33,366,606     $12,421,344     $ 8,169,276     $ 9,833,771     $14,900,317
                                              -----------     -----------     -----------     -----------     -----------
  Net Assets ............................     $33,366,606     $12,421,344     $ 8,169,276     $ 9,833,771     $14,900,317
                                              ===========     ===========     ===========     ===========     ===========

NET ASSETS, representing:
  Accumulation units ....................     $33,366,606     $12,421,344     $ 8,169,276     $ 9,833,771     $14,900,317
                                              -----------     -----------     -----------     -----------     -----------
                                              $33,366,606     $12,421,344     $ 8,169,276     $ 9,833,771     $14,900,317
                                              ===========     ===========     ===========     ===========     ===========

  Units outstanding .....................      42,897,472      20,904,953      15,206,603      17,955,613      33,701,939
                                              ===========     ===========     ===========     ===========     ===========

  Portfolio shares held .................       4,272,293       2,250,243       1,633,855       1,955,024       3,643,109
  Portfolio net asset value per share ...     $      7.81     $      5.52     $      5.00     $      5.03     $      4.09
  Investment in portfolio shares, at cost     $38,984,325     $14,894,185     $11,098,192     $12,878,629     $23,339,377



STATEMENTS OF OPERATIONS
For the year ended December 31, 2002

                                                                              SUBACCOUNTS
                                              ---------------------------------------------------------------------------
                                                                                               PRUDENTIAL
                                              PRUDENTIAL      PRUDENTIAL       PRUDENTIAL     SP STRATEGIC    PRUDENTIAL
                                               SP LARGE         SP AIM       SP MFS CAPITAL     PARTNERS      SP MID CAP
                                               CAP VALUE      CORE EQUITY     OPPORTUNITIES  FOCUSED GROWTH     GROWTH
                                               PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO      PORTFOLIO
                                              -----------     -----------    --------------  --------------   -----------
INVESTMENT INCOME
  Dividend income .......................     $   357,813     $         0     $         0     $         0     $         0
                                              -----------     -----------     -----------     -----------     -----------

EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk and
    for administration ..................         444,117         184,848         127,999         138,916         221,740
                                              -----------     -----------     -----------     -----------     -----------

NET INVESTMENT INCOME (LOSS) ............         (86,304)       (184,848)       (127,999)       (138,916)       (221,740)
                                              -----------     -----------     -----------     -----------     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
  Capital gains distributions received ..               0               0               0               0               0
  Realized gain (loss) on shares redeemed        (593,886)       (571,764)       (754,875)       (345,276)     (1,818,320)
  Net change in unrealized gain (loss)
    on investments ......................      (5,296,801)     (1,462,930)     (2,039,985)     (2,317,799)     (7,375,545)
                                              -----------     -----------     -----------     -----------     -----------

NET GAIN (LOSS) ON INVESTMENTS ..........      (5,890,687)     (2,034,694)     (2,794,860)     (2,663,075)     (9,193,865)
                                              -----------     -----------     -----------     -----------     -----------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ............     $(5,976,991)    $(2,219,542)    $(2,922,859)    $(2,801,991)    $(9,415,605)
                                              ===========     ===========     ===========     ===========     ===========





   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A3

                                                        SUBACCOUNTS (CONTINUED)
   -----------------------------------------------------------------------------------------------------------------------------
                    PRUDENTIAL                      PRUDENTIAL      PRUDENTIAL      PRUDENTIAL      PRUDENTIAL      PRUDENTIAL
   SP PRUDENTIAL      SP AIM        PRUDENTIAL    SP CONSERVATIVE   SP BALANCED      SP GROWTH     SP AGGRESSIVE    SP JENNISON
   U.S. EMERGING    AGGRESSIVE      SP ALLIANCE        ASSET           ASSET           ASSET       GROWTH ASSET    INTERNATIONAL
      GROWTH          GROWTH        TECHNOLOGY      ALLOCATION      ALLOCATION      ALLOCATION      ALLOCATION        GROWTH
     PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
   -------------   ------------    ------------   ---------------  ------------    ------------    ------------    -------------

   $ 21,753,141    $  7,496,083    $  5,698,287    $111,677,492    $138,129,868    $ 88,202,145    $ 13,525,393    $ 14,017,136
   ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
   $ 21,753,141    $  7,496,083    $  5,698,287    $111,677,492    $138,129,868    $ 88,202,145    $ 13,525,393    $ 14,017,136
   ============    ============    ============    ============    ============    ============    ============    ============


   $ 21,753,141    $  7,496,083    $  5,698,287    $111,677,492    $138,129,868    $ 88,202,145    $ 13,525,393    $ 14,017,136
   ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
   $ 21,753,141    $  7,496,083    $  5,698,287    $111,677,492    $138,129,868    $ 88,202,145    $ 13,525,393    $ 14,017,136
   ============    ============    ============    ============    ============    ============    ============    ============

     41,583,996      13,147,893      15,633,504     121,340,682     166,933,696     120,051,807      20,717,277      28,227,755
   ============    ============    ============    ============    ============    ============    ============    ============

      4,648,107       1,461,225       1,700,981      12,191,866      17,352,998      12,895,050       2,292,439       3,321,596
   $       4.68    $       5.13    $       3.35    $       9.16    $       7.96    $       6.84    $       5.90    $       4.22
   $ 29,584,748    $  9,403,309    $  9,911,911    $114,788,676    $149,501,434    $100,395,022    $ 16,322,454    $ 18,226,930



                                                        SUBACCOUNTS (CONTINUED)
   -----------------------------------------------------------------------------------------------------------------------------
                    PRUDENTIAL                      PRUDENTIAL      PRUDENTIAL      PRUDENTIAL      PRUDENTIAL      PRUDENTIAL
   SP PRUDENTIAL      SP AIM        PRUDENTIAL    SP CONSERVATIVE   SP BALANCED      SP GROWTH     SP AGGRESSIVE    SP JENNISON
   U.S. EMERGING    AGGRESSIVE      SP ALLIANCE        ASSET           ASSET           ASSET       GROWTH ASSET    INTERNATIONAL
      GROWTH          GROWTH        TECHNOLOGY      ALLOCATION      ALLOCATION      ALLOCATION      ALLOCATION        GROWTH
     PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
   -------------   ------------    ------------   ---------------  ------------    ------------    ------------    -------------

   $          0    $          0    $          0    $    211,195    $          0    $          0    $          0    $          0
   ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------



        312,497         101,694          97,975       1,175,085       1,587,149       1,053,456         167,207         209,374
   ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

       (312,497)       (101,694)        (97,975)       (963,890)     (1,587,149)     (1,053,456)       (167,207)       (209,374)
   ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------



              0               0               0          49,684          81,061          21,217               0               0
       (916,588)       (221,186)       (898,885)       (757,040)     (1,400,341)     (1,486,642)       (424,927)       (809,892)
     (6,899,472)     (1,285,803)     (2,668,607)     (3,306,489)    (10,938,319)    (11,208,354)     (2,374,402)     (2,302,189)
   ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

     (7,816,060)     (1,506,989)     (3,567,492)     (4,013,845)    (12,257,599)    (12,673,779)     (2,799,329)     (3,112,081)
   ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


   $ (8,128,557)   $ (1,608,683)   $ (3,665,467)   $ (4,977,735)   $(13,844,748)   $(13,727,235)   $ (2,966,536)   $ (3,321,455)
   ============    ============    ============    ============    ============    ============    ============    ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A4

                             FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENTS OF NET ASSETS
December 31, 2002

                                                                             SUBACCOUNTS
                                             --------------------------------------------------------------------------
                                             PRUDENTIAL
                                             SP DEUTSCHE     EVERGREEN      EVERGREEN      EVERGREEN      EVERGREEN
                                            INTERNATIONAL   EVG CAPITAL        EVG        EVG GLOBAL         EVG
                                                EQUITY        GROWTH       FOUNDATION       LEADERS        GROWTH
                                              PORTFOLIO        FUND           FUND           FUND           FUND
                                             -----------    -----------    -----------    -----------    -----------
ASSETS
  Investment in the portfolios, at value     $20,520,915    $     5,003    $     5,658    $     4,436    $     3,331
                                             -----------    -----------    -----------    -----------    -----------
  Net Assets ............................    $20,520,915    $     5,003    $     5,658    $     4,436    $     3,331
                                             ===========    ===========    ===========    ===========    ===========

NET ASSETS, representing:
  Accumulation units ....................    $20,520,915    $     5,003    $     5,658    $     4,436    $     3,331
                                             -----------    -----------    -----------    -----------    -----------
                                             $20,520,915    $     5,003    $     5,658    $     4,436    $     3,331
                                             ===========    ===========    ===========    ===========    ===========

  Units outstanding .....................     31,180,145          7,210          6,679          5,512          4,532
                                             ===========    ===========    ===========    ===========    ===========

  Portfolio shares held .................      3,375,150            463            492            452            382
  Portfolio net asset value per share ...    $      6.08    $     10.80    $     11.51    $      9.82    $      8.72
  Investment in portfolio shares, at cost    $24,578,878    $     6,240    $     6,147    $     5,279    $     3,939



STATEMENTS OF OPERATIONS
For the year ended December 31, 2002

                                                                             SUBACCOUNTS
                                             --------------------------------------------------------------------------
                                             PRUDENTIAL
                                             SP DEUTSCHE     EVERGREEN      EVERGREEN      EVERGREEN      EVERGREEN
                                            INTERNATIONAL   EVG CAPITAL        EVG        EVG GLOBAL         EVG
                                                EQUITY        GROWTH       FOUNDATION       LEADERS        GROWTH
                                              PORTFOLIO        FUND           FUND           FUND*          FUND*
                                             -----------    -----------    -----------    -----------    -----------
INVESTMENT INCOME
  Dividend income .......................    $         0    $        23    $       138    $        34    $         0
                                             -----------    -----------    -----------    -----------    -----------

EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk and
    for administration ..................        284,747             83            685             48             35
                                             -----------    -----------    -----------    -----------    -----------

NET INVESTMENT INCOME (LOSS) ............       (284,747)           (60)          (547)           (14)           (35)
                                             -----------    -----------    -----------    -----------    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
  Capital gains distributions received ..              0             26              0              0              0
  Realized gain (loss) on shares redeemed       (310,931)          (101)        (6,195)            (6)            (6)
  Net change in unrealized gain (loss)
    on investments ......................     (2,770,902)        (1,521)          (101)          (843)          (608)
                                             -----------    -----------    -----------    -----------    -----------

NET GAIN (LOSS) ON INVESTMENTS ..........     (3,081,833)        (1,596)        (6,296)          (849)          (614)
                                             -----------    -----------    -----------    -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ............    $(3,366,580)   $    (1,656)   $    (6,843)   $      (863)   $      (649)
                                             ===========    ===========    ===========    ===========    ===========

* Became available February 4, 2002


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A5

---------------------------

  EVERGREEN      EVERGREEN
     EVG         EVG SMALL
    OMEGA        CAP VALUE
    FUND           FUND
 -----------    -----------


 $    16,705    $    41,551
 -----------    -----------
 $    16,705    $    41,551
 ===========    ===========


 $    16,705    $    41,551
 -----------    -----------
 $    16,705    $    41,551
 ===========    ===========

      22,447         48,225
 ===========    ===========

       1,548          3,902
 $     10.79    $     10.65
 $    18,926    $    44,471









  SUBACCOUNTS (CONTINUED)
---------------------------

  EVERGREEN      EVERGREEN
     EVG         EVG SMALL
    OMEGA        CAP VALUE
    FUND           FUND
 -----------    -----------


 $         0    $        56
 -----------    -----------




         149            241
 -----------    -----------

        (149)          (185)
 -----------    -----------



           0            894
         (56)           (30)

      (2,389)        (3,175)
 -----------    -----------

      (2,445)        (2,311)
 -----------    -----------


 $    (2,594)   $    (2,496)
 ===========    ===========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A6

                             FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2002 and 2001

                                                                                    SUBACCOUNTS
                                                   ---------------------------------------------------------------------------
                                                                 PRUDENTIAL                             PRUDENTIAL
                                                                MONEY MARKET                              EQUITY
                                                                 PORTFOLIO                              PORTFOLIO
                                                   -----------------------------------     -----------------------------------
                                                      01/01/2002         01/01/2001           01/01/2002          01/01/2001
                                                          TO                 TO                   TO                  TO
                                                      12/31/2002         12/31/2001           12/31/2002          12/31/2001
                                                   ---------------     ---------------     ---------------     ---------------
OPERATIONS
     Net investment income (loss) .............    $       446,876     $    10,959,280     $    (2,691,566)    $    (3,745,075)
     Capital gains distributions received .....                  0                   0                   0          34,915,525
     Realized gain (loss) on shares redeemed ..                  0                   0         (64,150,308)        (36,335,633)
     Net change in unrealized gain (loss) on
       investments ............................                  0                   0         (61,865,627)        (86,897,301)
                                                   ---------------     ---------------     ---------------     ---------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS ................            446,876          10,959,280        (128,707,501)        (92,062,484)
                                                   ---------------     ---------------     ---------------     ---------------

CONTRACT OWNER TRANSACTIONS
     Contract owner net payments ..............         91,207,610         118,635,969           5,648,202          13,473,163
     Surrenders, withdrawals and death benefits       (157,779,516)       (100,999,963)        (57,038,742)        (71,024,653)
     Net transfers between other subaccounts
       or fixed rate option ...................         45,716,839         136,630,101         (27,070,339)        (26,292,785)
     Withdrawal charge ........................           (218,410)           (103,527)           (229,740)           (241,755)
                                                   ---------------     ---------------     ---------------     ---------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM CONTRACT
     OWNER TRANSACTIONS .......................        (21,073,477)        154,162,580         (78,690,619)        (84,086,030)
                                                   ---------------     ---------------     ---------------     ---------------

TOTAL INCREASE (DECREASE) IN NET ASSETS .......        (20,626,601)        165,121,860        (207,398,120)       (176,148,514)

NET ASSETS
     Beginning of period ......................        512,808,906         347,687,046         578,742,924         754,891,438
                                                   ---------------     ---------------     ---------------     ---------------
     End of period ............................    $   492,182,305     $   512,808,906     $   371,344,804     $   578,742,924
                                                   ===============     ===============     ===============     ===============



   Beginning units ............................        424,217,942         287,224,387         365,793,095         417,658,568
                                                   ---------------     ---------------     ---------------     ---------------
   Units issued ...............................        624,320,650       1,006,793,912          13,835,019          23,098,144
   Units redeemed .............................       (632,359,156)       (869,800,357)        (71,277,119)        (74,963,617)
                                                   ---------------     ---------------     ---------------     ---------------
   Ending units ...............................        416,179,436         424,217,942         308,350,995         365,793,095
                                                   ===============     ===============     ===============     ===============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A7

                                                    SUBACCOUNTS (CONTINUED)
    -------------------------------------------------------------------------------------------------------------------
                 PRUDENTIAL                             PRUDENTIAL                              PRUDENTIAL
                   VALUE                               STOCK INDEX                               GLOBAL
                 PORTFOLIO                              PORTFOLIO                               PORTFOLIO
    -----------------------------------     -----------------------------------     -----------------------------------
       01/01/2002          01/01/2001          01/01/2002          01/01/2001          01/01/2002         01/01/2001
           TO                  TO                  TO                  TO                  TO                 TO
       12/31/2002          12/31/2001          12/31/2002          12/31/2001          12/31/2002         12/31/2001
    ---------------     ---------------     ---------------     ---------------     ---------------     ---------------

    $      (369,800)    $       879,768     $    (1,332,409)    $    (3,348,032)    $      (389,395)    $    (1,609,878)
                  0          47,354,518           5,231,877          44,581,212                   0          35,164,353
        (32,276,875)        (10,007,113)        (38,730,507)         (3,903,256)        (13,852,186)         (6,096,526)

        (74,635,906)        (58,365,346)       (137,153,904)       (164,509,678)        (19,932,167)        (60,914,372)
    ---------------     ---------------     ---------------     ---------------     ---------------     ---------------


       (107,282,581)        (20,138,173)       (171,984,943)       (127,179,754)        (34,173,748)        (33,456,423)
    ---------------     ---------------     ---------------     ---------------     ---------------     ---------------


          6,952,577          10,978,795          21,773,753          35,045,210           4,534,368           9,954,982
        (50,028,707)        (54,677,148)        (68,583,672)        (83,585,504)        (11,643,430)        (15,060,788)

        (17,055,775)         (9,447,394)        (28,176,813)        (31,506,086)         (6,886,254)         (1,727,413)
           (190,117)           (194,242)           (328,685)           (327,780)            (54,997)            (53,822)
    ---------------     ---------------     ---------------     ---------------     ---------------     ---------------



        (60,322,022)        (53,339,989)        (75,315,417)        (80,374,160)        (14,050,313)         (6,887,041)
    ---------------     ---------------     ---------------     ---------------     ---------------     ---------------

       (167,604,603)        (73,478,162)       (247,300,360)       (207,553,914)        (48,224,061)        (40,343,464)


        483,102,496         556,580,658         753,371,558         960,925,472         139,007,450         179,350,914
    ---------------     ---------------     ---------------     ---------------     ---------------     ---------------
    $   315,497,893     $   483,102,496     $   506,071,198     $   753,371,558     $    90,783,389     $   139,007,450
    ===============     ===============     ===============     ===============     ===============     ===============



        247,753,890         275,278,990         450,066,850         481,134,155          98,905,458          97,912,125
    ---------------     ---------------     ---------------     ---------------     ---------------     ---------------
         12,446,843          25,528,333          44,574,185          66,047,252         178,473,502         204,045,389
        (46,258,466)        (53,053,433)        (84,297,099)        (97,114,557)       (187,756,591)       (203,052,056)
    ---------------     ---------------     ---------------     ---------------     ---------------     ---------------
        213,942,267         247,753,890         410,343,936         450,066,850          89,622,369          98,905,458
    ===============     ===============     ===============     ===============     ===============     ===============




                PRUDENTIAL
                JENNISON
                PORTFOLIO
  -----------------------------------
       01/01/2002        01/01/2001
         TO                TO
       12/31/2002        12/31/2001
  ---------------     ---------------


  $    (8,362,752)    $   (12,181,544)
                0           9,899,564
      (91,903,557)        (42,496,959)

     (173,957,946)       (192,515,264)
  ---------------     ---------------


     (274,224,255)       (237,294,203)
  ---------------     ---------------


       24,318,492          50,331,662
      (75,050,300)        (95,408,338)

      (44,246,954)        (47,395,710)
         (411,700)           (421,632)
  ---------------     ---------------



      (95,390,462)        (92,894,018)
  ---------------     ---------------

     (369,614,717)       (330,188,221)


      891,191,510       1,221,379,731
  ---------------     ---------------
  $   521,576,793     $   891,191,510
  ===============     ===============



      519,479,818         542,288,556
  ---------------     ---------------
       71,575,400          96,705,767
     (121,050,210)       (119,514,505)
  ---------------     ---------------
      470,005,008         519,479,818
  ===============     ===============





   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A8

                             FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2002 and 2001

                                                                                         SUBACCOUNTS
                                                            -------------------------------------------------------------------
                                                                     PRUDENTIAL
                                                                     SP ALLIANCE                           PRUDENTIAL
                                                                  LARGE CAP GROWTH                       SP DAVIS VALUE
                                                                      PORTFOLIO                             PORTFOLIO
                                                            -------------------------------     -------------------------------
                                                              01/01/2002        01/01/2001        01/01/2002        01/01/2001
                                                                  TO                TO                TO                TO
                                                              12/31/2002        12/31/2001        12/31/2002        12/31/2001
                                                            -------------     -------------     -------------     -------------
OPERATIONS
     Net investment income (loss) ......................    $    (299,198)    $    (152,576)    $  (1,149,580)    $    (281,541)
     Capital gains distributions received ..............                0                 0                 0                 0
     Realized gain (loss) on shares redeemed ...........         (813,785)         (103,268)       (1,258,856)          (82,806)
     Net change in unrealized gain (loss) on investments       (6,421,505)         (873,610)      (11,726,731)       (1,510,830)
                                                            -------------     -------------     -------------     -------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS .........................       (7,534,488)       (1,129,454)      (14,135,167)       (1,875,177)
                                                            -------------     -------------     -------------     -------------

CONTRACT OWNER TRANSACTIONS
     Contract owner net payments .......................        7,493,813        11,426,655        29,586,706        39,356,512
     Surrenders, withdrawals and death benefits ........         (947,602)         (263,377)       (3,815,596)         (796,706)
     Net transfers between other subaccounts
       or fixed rate option ............................        3,199,567         3,177,029        10,803,995        13,863,579
     Withdrawal charge .................................          (11,176)           (1,296)          (43,662)           (5,288)
                                                            -------------     -------------     -------------     -------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM CONTRACT
     OWNER TRANSACTIONS ................................        9,734,602        14,339,011        36,531,443        52,418,097
                                                            -------------     -------------     -------------     -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ................        2,200,114        13,209,557        22,396,276        50,542,920

NET ASSETS
     Beginning of period ...............................       17,130,773         3,921,216        59,052,449         8,509,529
                                                            -------------     -------------     -------------     -------------
     End of period .....................................    $  19,330,887     $  17,130,773     $  81,448,725     $  59,052,449
                                                            =============     =============     =============     =============



   Beginning units .....................................       23,035,652         4,602,300        65,732,510         8,404,351
                                                            -------------     -------------     -------------     -------------
   Units issued ........................................       17,653,970        20,012,704        50,696,590        60,526,960
   Units redeemed ......................................       (4,602,746)       (1,579,352)      (10,198,888)       (3,198,801)
                                                            -------------     -------------     -------------     -------------
   Ending units ........................................       36,086,876        23,035,652       106,230,212        65,732,510
                                                            =============     =============     =============     =============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A9

                                           SUBACCOUNTS (CONTINUED)
  -------------------------------------------------------------------------------------------------------
             PRUDENTIAL                         PRUDENTIAL                          PRUDENTIAL
          SP SMALL/MID CAP                   SP INVESCO SMALL                        SP PIMCO
                VALUE                         COMPANY GROWTH                       TOTAL RETURN
              PORTFOLIO                          PORTFOLIO                           PORTFOLIO
  -------------------------------     -------------------------------     -------------------------------
      01/01/2002        01/01/2001       01/01/2002        01/01/2001        01/01/2002       01/01/2001
          TO                TO               TO                TO                TO               TO
      12/31/2002        12/31/2001       12/31/2002        12/31/2001        12/31/2002       12/31/2001
  -------------     -------------     -------------     -------------     -------------     -------------

  $    (481,906)    $     (42,004)    $    (140,646)    $     (60,032)    $   3,039,488     $     869,563
              0                 0                 0                 0             4,680         1,776,487
       (714,528)          (20,716)         (511,300)          (42,472)          235,632            28,707
     (9,241,838)          955,110        (2,782,000)            6,693        13,517,431        (1,258,248)
  -------------     -------------     -------------     -------------     -------------     -------------


    (10,438,272)          892,390        (3,433,946)          (95,811)       16,797,231         1,416,509
  -------------     -------------     -------------     -------------     -------------     -------------


     21,615,935        17,730,417         3,894,662         4,484,659        89,271,115        57,319,034
     (3,025,555)         (534,624)         (630,281)         (125,365)      (15,626,785)       (1,504,939)

     20,232,637        10,558,705         2,219,498         2,105,894       132,191,101        36,977,910
        (24,503)           (2,050)           (6,230)           (1,133)          (72,497)           (2,781)
  -------------     -------------     -------------     -------------     -------------     -------------



     38,798,514        27,752,448         5,477,649         6,464,055       205,762,934        92,789,224
  -------------     -------------     -------------     -------------     -------------     -------------

     28,360,242        28,644,838         2,043,703         6,368,244       222,560,165        94,205,733


     31,114,057         2,469,219         7,639,520         1,271,276        97,601,521         3,395,788
  -------------     -------------     -------------     -------------     -------------     -------------
  $  59,474,299     $  31,114,057     $   9,683,223     $   7,639,520     $ 320,161,686     $  97,601,521
  =============     =============     =============     =============     =============     =============



     28,976,676         2,227,460        10,453,645         1,523,779        90,215,414         3,242,257
  -------------     -------------     -------------     -------------     -------------     -------------
     45,859,910        28,455,381        23,703,145         9,295,638       206,738,939        91,556,935
     (7,453,832)       (1,706,165)      (16,554,211)         (365,772)      (14,617,763)       (4,583,778)
  -------------     -------------     -------------     -------------     -------------     -------------
     67,382,754        28,976,676        17,602,579        10,453,645       282,336,590        90,215,414
  =============     =============     =============     =============     =============     =============



             PRUDENTIAL
              SP PIMCO
             HIGH YIELD
              PORTFOLIO
   ------------------------------
    01/01/2002        01/01/2001
        TO                TO
    12/31/2002        12/31/2001
  -------------     -------------



  $   2,260,619     $     773,307
              0                 0
       (351,812)          (13,258)
     (1,851,730)         (457,589)
  -------------     -------------


         57,077           302,460
  -------------     -------------


     20,339,698        20,185,228
     (1,861,086)         (338,295)

      4,187,182         5,831,440
        (17,627)           (1,232)
  -------------     -------------



     22,648,167        25,677,141
  -------------     -------------

     22,705,244        25,979,601


     27,526,818         1,547,217
  -------------     -------------
  $  50,232,062     $  27,526,818
  =============     =============



     26,697,711         1,524,215
  -------------     -------------
     34,840,534        26,605,241
    (11,595,622)       (1,431,745)
  -------------     -------------
     49,942,623        26,697,711
  =============     =============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A10

                             FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2002 and 2001

                                                                               SUBACCOUNTS
                                                   ---------------------------------------------------------------
                                                             JANUS ASPEN                      PRUDENTIAL
                                                               GROWTH                          SP LARGE
                                                         PORTFOLIO - SERVICE                   CAP VALUE
                                                               SHARES                          PORTFOLIO
                                                   -----------------------------     -----------------------------
                                                    01/01/2002       01/01/2001       01/01/2002       01/01/2001
                                                        TO               TO               TO               TO
                                                    12/31/2002       12/31/2001       12/31/2002       12/31/2001
                                                   ------------     ------------     ------------     ------------
OPERATIONS
     Net investment income (loss) .............    $   (158,231)    $    (97,048)    $    (86,304)    $    (16,601)
     Capital gains distributions received .....               0           12,556                0                0
     Realized gain (loss) on shares redeemed ..        (724,701)        (202,623)        (593,886)         (27,551)
     Net change in unrealized gain (loss)
       on investments .........................      (2,566,795)      (1,460,979)      (5,296,801)        (364,921)
                                                   ------------     ------------     ------------     ------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS ................      (3,449,727)      (1,748,094)      (5,976,991)        (409,073)
                                                   ------------     ------------     ------------     ------------

CONTRACT OWNER TRANSACTIONS
     Contract owner net payments ..............       3,833,332        6,092,792       12,195,967       13,071,369
     Surrenders, withdrawals and death benefits        (448,693)        (189,814)      (1,476,706)        (222,009)
     Net transfers between other subaccounts
       or fixed rate option ...................         325,135        2,390,020        8,293,299        6,650,247
     Withdrawal charge ........................          (6,387)          (1,230)         (14,476)            (802)
                                                   ------------     ------------     ------------     ------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM CONTRACT
     OWNER TRANSACTIONS .......................       3,703,387        8,291,768       18,998,084       19,498,805
                                                   ------------     ------------     ------------     ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS .......         253,660        6,543,674       13,021,093       19,089,732

NET ASSETS
     Beginning of period ......................       9,681,784        3,138,110       20,345,513        1,255,781
                                                   ------------     ------------     ------------     ------------
     End of period ............................    $  9,935,444     $  9,681,784     $ 33,366,606     $ 20,345,513
                                                   ============     ============     ============     ============



   Beginning units ............................      15,055,260        3,780,615       21,807,984        1,203,155
                                                   ------------     ------------     ------------     ------------
   Units issued ...............................      13,041,813       12,509,131       26,771,037       21,533,144
   Units redeemed .............................      (8,403,999)      (1,234,486)      (5,681,549)        (928,315)
                                                   ------------     ------------     ------------     ------------
   Ending units ...............................      19,693,074       15,055,260       42,897,472       21,807,984
                                                   ============     ============     ============     ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A11

                                                        SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
         PRUDENTIAL                         PRUDENTIAL                       PRUDENTIAL                         PRUDENTIAL
           SP AIM                         SP MFS CAPITAL                SP STRATEGIC PARTNERS                   SP MID CAP
         CORE EQUITY                       OPPORTUNITIES                   FOCUSED GROWTH                         GROWTH
          PORTFOLIO                          PORTFOLIO                        PORTFOLIO                          PORTFOLIO
-----------------------------     -----------------------------     -----------------------------     -----------------------------
 01/01/2002       01/01/2001       01/01/2002       01/01/2001       01/01/2002       01/01/2001       01/01/2002       01/01/2001
     TO               TO               TO               TO               TO               TO               TO               TO
 12/31/2002       12/31/2001       12/31/2002       12/31/2001       12/31/2002       12/31/2001       12/31/2002       12/31/2001
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------

$   (184,848)    $    (93,035)    $   (127,999)    $    (60,153)    $   (138,916)    $    (71,307)    $   (221,740)    $   (114,402)
           0                0                0                0                0                0                0           24,781
    (571,764)        (139,324)        (754,875)        (133,029)        (345,276)         (81,824)      (1,818,320)        (181,133)

  (1,462,930)        (912,525)      (2,039,985)        (860,253)      (2,317,799)        (551,782)      (7,375,545)        (954,500)
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


  (2,219,542)      (1,144,884)      (2,922,859)      (1,053,435)      (2,801,991)        (704,913)      (9,415,605)      (1,225,254)
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


   3,565,625        6,712,844        2,601,118        4,464,581        3,326,038        4,416,395        6,301,816        8,348,070
    (563,949)        (220,223)        (574,079)        (121,195)        (482,287)         (86,803)        (871,362)        (212,011)

   1,564,951        2,528,985        1,506,339        2,309,488        2,332,248        1,965,280        4,261,595        4,553,438
      (6,438)            (656)          (4,913)            (949)          (6,942)          (1,565)          (7,461)            (909)
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------



   4,560,189        9,020,950        3,528,465        6,651,925        5,169,057        6,293,307        9,684,588       12,688,588
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------

   2,340,647        7,876,066          605,606        5,598,490        2,367,066        5,588,394          268,983       11,463,334


  10,080,697        2,204,631        7,563,670        1,965,180        7,466,705        1,878,311       14,631,334        3,168,000
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------
$ 12,421,344     $ 10,080,697     $  8,169,276     $  7,563,670     $  9,833,771     $  7,466,705     $ 14,900,317     $ 14,631,334
============     ============     ============     ============     ============     ============     ============     ============



  15,144,053        2,628,013       10,537,078        2,154,503       10,903,246        2,371,998       18,905,462        3,255,215
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------
  10,595,360       14,114,644       19,512,070        9,409,682       13,737,340        9,407,390       35,552,557       17,632,038
  (4,834,460)      (1,598,604)     (14,842,545)      (1,027,107)      (6,684,973)        (876,142)     (20,756,080)      (1,981,791)
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------
  20,904,953       15,144,053       15,206,603       10,537,078       17,955,613       10,903,246       33,701,939       18,905,462
============     ============     ============     ============     ============     ============     ============     ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A12

                             FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2002 and 2001

                                                                                         SUBACCOUNTS
                                                            -------------------------------------------------------------------
                                                                     SP PRUDENTIAL                         PRUDENTIAL
                                                                     U.S. EMERGING                           SP AIM
                                                                        GROWTH                          AGGRESSIVE GROWTH
                                                                       PORTFOLIO                            PORTFOLIO
                                                            -------------------------------     -------------------------------
                                                              01/01/2002        01/01/2001        01/01/2002        01/01/2001
                                                                  TO                TO                TO                TO
                                                              12/31/2002        12/31/2001        12/31/2002        12/31/2001
                                                            -------------     -------------     -------------     -------------
OPERATIONS
     Net investment income (loss) ......................    $    (312,497)    $    (139,336)    $    (101,694)    $     (50,573)
     Capital gains distributions received ..............                0                 0                 0                 0
     Realized gain (loss) on shares redeemed ...........         (916,588)         (168,337)         (221,186)         (193,750)
     Net change in unrealized gain (loss) on investments       (6,899,472)         (736,352)       (1,285,803)         (510,831)
                                                            -------------     -------------     -------------     -------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS .........................       (8,128,557)       (1,044,025)       (1,608,683)         (755,154)
                                                            -------------     -------------     -------------     -------------

CONTRACT OWNER TRANSACTIONS
     Contract owner net payments .......................        7,937,782        11,575,570         3,065,109         3,396,039
     Surrenders, withdrawals and death benefits ........       (1,529,605)         (285,588)         (245,215)          (92,455)
     Net transfers between other subaccounts
       or fixed rate option ............................        5,538,406         4,365,748         1,146,544           854,516
     Withdrawal charge .................................          (12,372)           (2,033)           (4,729)             (614)
                                                            -------------     -------------     -------------     -------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM CONTRACT
     OWNER TRANSACTIONS ................................       11,934,211        15,653,697         3,961,709         4,157,486
                                                            -------------     -------------     -------------     -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ................        3,805,654        14,609,672         2,353,026         3,402,332

NET ASSETS
     Beginning of period ...............................       17,947,487         3,337,815         5,143,057         1,740,725
                                                            -------------     -------------     -------------     -------------
     End of period .....................................    $  21,753,141     $  17,947,487     $   7,496,083     $   5,143,057
                                                            =============     =============     =============     =============



   Beginning units .....................................       24,615,931         3,996,179         7,676,412         2,033,018
                                                            -------------     -------------     -------------     -------------
   Units issued ........................................       22,569,777        22,932,854         8,256,549         6,524,249
   Units redeemed ......................................       (5,601,712)       (2,313,102)       (2,785,068)         (880,855)
                                                            -------------     -------------     -------------     -------------
   Ending units ........................................       41,583,996        24,615,931        13,147,893         7,676,412
                                                            =============     =============     =============     =============





   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A13

                                                        SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
          PRUDENTIAL                       PRUDENTIAL                        PRUDENTIAL                         PRUDENTIAL
          SP ALLIANCE                    SP CONSERVATIVE                     SP BALANCED                         SP GROWTH
          TECHNOLOGY                    ASSET ALLOCATION                  ASSET ALLOCATION                   ASSET ALLOCATION
          PORTFOLIO                        PORTFOLIO                          PORTFOLIO                          PORTFOLIO
-----------------------------    ------------------------------    ------------------------------    ------------------------------
 01/01/2002       01/01/2001       01/01/2002       01/01/2001       01/01/2002       01/01/2001       01/01/2002       01/01/2001
     TO               TO               TO               TO               TO               TO               TO               TO
 12/31/2002       12/31/2001       12/31/2002       12/31/2001       12/31/2002       12/31/2001       12/31/2002       12/31/2001
------------    -------------    -------------    -------------    -------------    -------------    -------------    -------------

$    (97,975)   $     (83,019)   $    (963,890)   $     335,590    $  (1,587,149)   $     412,009    $  (1,053,456)   $      32,507
           0                0           49,684           48,721           81,061          140,191           21,217           51,612
    (898,885)        (376,109)        (757,040)         (33,429)      (1,400,341)        (332,240)      (1,486,642)        (354,329)
  (2,668,607)      (1,038,226)      (3,306,489)         180,813      (10,938,319)        (447,506)     (11,208,354)        (981,902)
------------    -------------    -------------    -------------    -------------    -------------    -------------    -------------


  (3,665,467)      (1,497,354)      (4,977,735)         531,695      (13,844,748)        (227,546)     (13,727,235)      (1,252,112)
------------    -------------    -------------    -------------    -------------    -------------    -------------    -------------


   1,522,695        3,261,072       48,798,047       27,823,674       54,806,417       37,097,290       38,498,184       26,195,438
    (565,795)        (126,087)      (5,806,531)      (1,241,794)      (7,878,000)        (966,628)      (3,821,601)        (493,931)

   1,291,376        1,296,327       26,662,537       18,125,329       39,561,072       26,033,695       21,298,897       17,733,286
      (3,679)            (739)         (29,394)          (1,436)         (46,288)          (1,972)         (37,703)          (4,069)
------------    -------------    -------------    -------------    -------------    -------------    -------------    -------------



   2,244,597        4,430,573       69,624,659       44,705,773       86,443,201       62,162,385       55,937,777       43,430,724
------------    -------------    -------------    -------------    -------------    -------------    -------------    -------------

  (1,420,870)       2,933,219       64,646,924       45,237,468       72,598,453       61,934,839       42,210,542       42,178,612


   7,119,157        4,185,938       47,030,568        1,793,100       65,531,415        3,596,576       45,991,603        3,812,991
------------    -------------    -------------    -------------    -------------    -------------    -------------    -------------
$  5,698,287    $   7,119,157    $ 111,677,492    $  47,030,568    $ 138,129,868    $  65,531,415    $  88,202,145    $  45,991,603
============    =============    =============    =============    =============    =============    =============    =============



  11,943,564        5,511,459       47,726,080        1,785,527       70,953,466        3,671,712       54,257,452        4,007,826
------------    -------------    -------------    -------------    -------------    -------------    -------------    -------------
  10,874,751        8,665,973       91,545,448       50,026,197      115,283,727       71,999,467       86,027,961       54,708,405
  (7,184,811)      (2,233,868)     (17,930,846)      (4,085,644)     (19,303,497)      (4,717,713)     (20,233,606)      (4,458,779)
------------    -------------    -------------    -------------    -------------    -------------    -------------    -------------
  15,633,504       11,943,564      121,340,682       47,726,080      166,933,696       70,953,466      120,051,807       54,257,452
============    =============    =============    =============    =============    =============    =============    =============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A14

                             FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2002 and 2001

                                                                                         SUBACCOUNTS
                                                            -------------------------------------------------------------------
                                                                       PRUDENTIAL                            PRUDENTIAL
                                                                  SP AGGRESSIVE GROWTH                       SP JENNISON
                                                                    ASSET ALLOCATION                    INTERNATIONAL GROWTH
                                                                        PORTFOLIO                             PORTFOLIO
                                                            -------------------------------     -------------------------------
                                                              01/01/2002        01/01/2001         01/01/2002       01/01/2001
                                                                  TO                TO                 TO               TO
                                                              12/31/2002        12/31/2001         12/31/2002       12/31/2001
                                                            -------------     -------------     -------------     -------------
OPERATIONS
     Net investment income (loss) ......................    $    (167,207)    $     (48,226)    $    (209,374)    $     (70,335)
     Capital gains distributions received ..............                0            18,318                 0                 0
     Realized gain (loss) on shares redeemed ...........         (424,927)         (193,418)         (809,892)         (107,715)
     Net change in unrealized gain (loss) on investments       (2,374,402)         (397,301)       (2,302,189)       (1,825,184)
                                                            -------------     -------------     -------------     -------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS .........................       (2,966,536)         (620,627)       (3,321,455)       (2,003,234)
                                                            -------------     -------------     -------------     -------------

CONTRACT OWNER TRANSACTIONS
     Contract owner net payments .......................        6,127,137         3,708,328         5,319,236         7,465,582
     Surrenders, withdrawals and death benefits ........         (253,741)          (89,570)         (719,269)         (169,013)
     Net transfers between other subaccounts
       or fixed rate option ............................        3,260,662         2,409,356         2,410,837         2,658,653
     Withdrawal charge .................................           (8,671)             (905)           (8,202)             (911)
                                                            -------------     -------------     -------------     -------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM CONTRACT
     OWNER TRANSACTIONS ................................        9,125,387         6,027,209         7,002,602         9,954,311
                                                            -------------     -------------     -------------     -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ................        6,158,851         5,406,582         3,681,147         7,951,077

NET ASSETS
     Beginning of period ...............................        7,366,542         1,959,960        10,335,989         2,384,912
                                                            -------------     -------------     -------------     -------------
     End of period .....................................    $  13,525,393     $   7,366,542     $  14,017,136     $  10,335,989
                                                            =============     =============     =============     =============



   Beginning units .....................................        9,468,671         2,108,792        17,864,433         2,818,070
                                                            -------------     -------------     -------------     -------------
   Units issued ........................................       14,870,045         8,926,235       144,301,200        23,237,813
   Units redeemed ......................................       (3,621,439)       (1,566,356)     (133,937,878)       (8,191,450)
                                                            -------------     -------------     -------------     -------------
   Ending units ........................................       20,717,277         9,468,671        28,227,755        17,864,433
                                                            =============     =============     =============     =============

     * Date subaccount became available




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A15

                                                       SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
           PRUDENTIAL                       EVERGREEN                          EVERGREEN                EVERGREEN        EVERGREEN
          SP DEUTSCHE                      EVG CAPITAL                            EVG                      EVG              EVG
     INTERNATIONAL EQUITY                    GROWTH                           FOUNDATION             GLOBAL LEADERS       GROWTH
           PORTFOLIO                          FUND                               FUND                      FUND             FUND
-----------------------------     -----------------------------     -----------------------------    --------------    ------------
 01/01/2002       01/01/2001       01/01/2002       05/07/2001*      01/01/2002       05/07/2001*      02/04/2002*      02/04/2002*
     TO               TO               TO               TO               TO               TO               TO               TO
 12/31/2002       12/31/2001       12/31/2002       12/31/2001       12/31/2002       12/31/2001       12/31/2002       12/31/2002
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------

$   (284,747)    $    (66,545)    $        (60)    $        (15)    $       (547)    $        384     $        (14)    $        (35)
           0                0               26                0                0                0                0                0
    (310,931)         (68,403)            (101)               1           (6,195)               0               (6)              (6)
  (2,770,902)      (1,334,706)          (1,521)             284             (101)            (388)            (843)            (608)
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


  (3,366,580)      (1,469,654)          (1,656)             270           (6,843)              (4)            (863)            (649)
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


  11,225,258        9,729,415              (15)           6,713              (28)           6,749                2                7
    (813,846)        (270,507)            (303)               0         (110,876)               0                0                0

      63,816        3,313,547                0                0          105,000           11,667            5,297            3,973
     (13,451)          (2,400)              (6)               0               (7)               0                0                0
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------



  10,461,777       12,770,055             (324)           6,713           (5,911)          18,416            5,299            3,980
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------

   7,095,197       11,300,401           (1,980)           6,983          (12,754)          18,412            4,436            3,331


  13,425,718        2,125,317            6,983                0           18,412                0                0                0
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------
  20,520,915     $ 13,425,718            5,003     $      6,983     $      5,658     $     18,412     $      4,436     $      3,331
============     ============     ============     ============     ============     ============     ============     ============



  18,003,649        2,251,693            7,690                0           19,363                0                0                0
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------
  90,974,427       33,853,568                0            7,690          116,779           19,363            5,512            4,532
 (77,797,931)     (18,101,612)            (480)               0         (129,463)               0                0                0
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------
  31,180,145       18,003,649            7,210            7,690            6,679           19,363            5,512            4,532
============     ============     ============     ============     ============     ============     ============     ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A16

                             FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2002 and 2001

                                                                                    SUBACCOUNTS
                                                            -----------------------------------------------------------
                                                                      EVERGREEN                       EVERGREEN
                                                                         EVG                          EVG SMALL
                                                                        OMEGA                         CAP VALUE
                                                                        FUND                             FUND
                                                            ---------------------------     ---------------------------
                                                             01/01/2002      05/07/2001*     01/01/2002      05/07/2001*
                                                                 TO              TO              TO              TO
                                                             12/31/2002      12/31/2001      12/31/2002      12/31/2001
                                                            -----------     -----------     -----------     -----------
OPERATIONS
     Net investment income (loss) ......................    $      (149)    $        (7)    $      (185)    $        (1)
     Capital gains distributions received ..............              0               0             894             268
     Realized gain (loss) on shares redeemed ...........            (56)              0             (30)              0
     Net change in unrealized gain (loss) on investments         (2,389)            168          (3,175)            255
                                                            -----------     -----------     -----------     -----------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS .........................         (2,594)            161          (2,496)            522
                                                            -----------     -----------     -----------     -----------

CONTRACT OWNER TRANSACTIONS
     Contract owner net payments .......................            (35)          3,357              18           3,358
     Surrenders, withdrawals and death benefits ........           (154)              0            (196)              0
     Net transfers between other subaccounts
       or fixed rate option ............................         15,973               0          40,348               0
     Withdrawal charge .................................             (3)              0              (3)              0
                                                            -----------     -----------     -----------     -----------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM CONTRACT
     OWNER TRANSACTIONS ................................         15,781           3,357          40,167           3,358
                                                            -----------     -----------     -----------     -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS ................         13,187           3,518          37,671           3,880

NET ASSETS
     Beginning of period ...............................          3,518               0           3,880               0
                                                            -----------     -----------     -----------     -----------
     End of period .....................................    $    16,705     $     3,518     $    41,551     $     3,880
                                                            ===========     ===========     ===========     ===========



   Beginning units .....................................          3,859               0           3,551               0
                                                            -----------     -----------     -----------     -----------
   Units issued ........................................         18,825           3,859          44,897           3,551
   Units redeemed ......................................           (237)              0            (223)              0
                                                            -----------     -----------     -----------     -----------
   Ending units ........................................         22,447           3,859          48,225           3,551
                                                            ===========     ===========     ===========     ===========

     * Date subaccount became available




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A17

                        NOTES TO FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                                DECEMBER 31, 2002


NOTE 1: GENERAL

        Pruco Life Flexible Premium Variable Annuity Account (the "Account") was established on July 16, 1985 under Arizona law as a separate investment account of Pruco Life Insurance Company ("Pruco Life"), which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). The assets of the Account are segregated from Pruco Life's other assets. Proceeds from purchases of Strategic Partners Variable Annuity One, Strategic Partners Variable Annuity One Enhanced, Strategic Partners Select, Strategic Partners Advisor, Strategic Partners Plus, Strategic Partners Plus Enhanced, Strategic Partners FlexElite, (Collectively, "Strategic Partners"), Discovery Preferred, Discovery Select, and Discovery Choice variable annuity contracts are invested in the account. The Strategic Partners contract options differ based on the death benefit and other options selected by the contract owner.

        The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable annuity contracts. There are fifty-four subaccounts within the Account. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund") or one of the non-Prudential administered funds. Investment options vary by contract. Options available to the Strategic Partners contracts which invest in a corresponding portfolio of the Series Fund are: Prudential Money Market Portfolio, Prudential Equity Portfolio, Prudential Value Portfolio, Prudential Stock Index Portfolio, Prudential Global Portfolio, Prudential Jennison Portfolio, Prudential SP Alliance Large Cap Growth Portfolio, Prudential SP Davis Value Portfolio, Prudential SP Small/Mid cap Value Portfolio, Prudential SP INVESCO Small Company Growth Portfolio, Prudential SP PIMCO Total Return Portfolio, Prudential SP PIMCO High Yield Portfolio, Prudential SP Large Cap Value Portfolio, Prudential SP AIM Core Equity Portfolio, Prudential SP MFS Capital Opportunities Portfolio, Prudential SP Strategic Partners Focused Growth Portfolio, Prudential SP Mid cap Growth Portfolio, SP Prudential U.S. Emerging Growth Portfolio, Prudential SP AIM Aggressive Growth Portfolio, Prudential SP Alliance Technology Portfolio, Prudential SP Conservative Asset Allocation Portfolio, Prudential SP Balanced Asset Allocation Portfolio, Prudential SP Growth Asset Allocation Portfolio, Prudential SP Aggressive Growth Asset Allocation Portfolio, Prudential SP Jennison International Growth Portfolio and Prudential SP Deutsche International Equity Portfolio. Options available for the Strategic Partners contracts which invest in a corresponding portfolio of the non-Prudential administered funds are: Janus Aspen Series Growth Portfolio - Service Shares, Evergreen EVG Capital Growth Fund, Evergreen EVG Blue Chip Fund, Evergreen EVG Foundation Fund, Evergreen EVG Global Leaders Fund, Evergreen EVG Growth Fund, Evergreen EVG Masters Fund, Evergreen EVG Omega Fund, and Evergreen EVG Small Cap Value Fund. These financial statements relate only to the subaccounts available to the Strategic Partners contract owners.

        The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

        Effective February 4, 2002 Prudential Equity Portfolio and Prudential Value Portfolio of the Series Fund became available to the Strategic Partners contracts.

        At December 31, 2002 there were no balances pertaining to the Evergreen EVG Blue Chip Fund and the Evergreen EVG Masters Fund.

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

        The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

        INVESTMENTS--The investments in shares of the Series Fund or the non-Prudential administered funds are stated at the net asset value of the respective portfolio, which value their investment securities at fair value.

        SECURITY TRANSACTIONS--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.



                                      A18

        DISTRIBUTIONS RECEIVED--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund or the non-Prudential administered funds and are recorded on the distribution date.

NOTE 3: CHARGES AND EXPENSES

        A. Mortality Risk and Expense Risk Charges

        The mortality risk and expense risk charges are applied daily against the net assets of the separate account attributable to each of the contracts. Mortality risk is that annuitants may live longer than estimated and expense risk is that the cost of issuing and administering the contracts may exceed related charges by Pruco Life.

        B. Administration Charge

        The administration charge is applied daily against the net assets held in each subaccount. Administration charges include costs associated with issuing the contract, establishing and maintaining records, and providing reports to contract owners.

        CONTRACTS:                                                      MORTALITY RATE:   ADMINISTRATION RATE:
        ---------                                                       --------------    --------------------
        Strategic Partners Annuity One
             Basic                                                           1.40%                0.00%
             GMDB Annual Step Up or 5% Roll Up                               1.60%                0.00%
             GMDB with Greater of Roll Up or Step Up                         1.70%                0.00%
        Strategic Partners Annuity One Enhanced - Non Bonus Version
             Basic                                                           1.40%                0.00%
             GMDB Annual Step Up or 5% Roll Up                               1.60%                0.00%
             GMDB with Greater of Roll Up or Step Up                         1.70%                0.00%
        Strategic Partners Annuity One Enhanced - Bonus Version
             Basic                                                           1.50%                0.00%
             GMDB Annual Step Up or 5% Roll Up                               1.70%                0.00%
             GMDB with Greater of Roll Up or Step Up                         1.80%                0.00%
        Strategic Partners Plus
             Basic                                                           1.40%                0.00%
             GMDB Annual Step Up or 5% Roll Up                               1.60%                0.00%
             GMDB with Step Up and Roll Up                                   1.70%                0.00%
        Strategic Partners Plus Enhanced - Non Bonus Version
             Basic                                                           1.40%                0.00%
             GMDB Annual Step Up or 5% Roll Up                               1.60%                0.00%
             GMDB with Step Up and Roll Up                                   1.70%                0.00%
        Strategic Partners Plus Enhanced - Bonus Version
             Basic                                                           1.50%                0.00%
             GMDB Annual Step Up or 5% Roll Up                               1.70%                0.00%
             GMDB with Step Up and Roll Up                                   1.80%                0.00%
        Strategic Partners Select GMDB with Step Up and Roll Up              1.52%                0.00%
        Strategic Partners Advisor
             Basic                                                           1.40%                0.00%
             GMDB with Step Up and Roll Up                                   1.65%                0.00%
        Strategic Partners FlexElite
             Basic                                                           1.60%                0.00%
             GMDB Annual Step Up or 5% Roll Up                               1.80%                0.00%
             GMDB with Greater of Roll Up or Step Up                         1.90%                0.00%
        Discovery Preferred Variable Annuity                                 1.25%                0.15%
        Discovery Select Variable Annuity                                    1.25%                0.15%
        Discovery Choice
             Basic                                                           1.35%                0.00%
             Enhanced                                                        1.65%                0.00%

        C. Withdrawal Charges

        A withdrawal charge may be made upon full or partial contract owner redemptions. The charge compensates Pruco Life for paying all of the expenses of selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature, and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn.



                                      A19

NOTE 4: TAXES

        Pruco Life is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Pruco Life Management will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

NOTE 5: PURCHASES AND SALES OF INVESTMENTS

        The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Series Fund and the non-Prudential administered funds for the year ended December 31, 2002 were as follows:

                                                                           PURCHASES           SALES
                                                                         -------------    ---------------
        Prudential Money Market Portfolio .............................  $ 660,439,003    $ (688,677,902)
        Prudential Equity Portfolio ...................................  $  15,931,554    $ (101,200,690)
        Prudential Value Portfolio ....................................  $  14,376,022    $  (80,218,472)
        Prudential Stock Index Portfolio ..............................  $  41,014,190    $ (125,078,522)
        Prudential Global Portfolio ...................................  $ 113,721,538    $ (129,358,349)
        Prudential Jennison Portfolio .................................  $  55,779,498    $ (160,917,313)
        Prudential SP Alliance Large Cap Growth Portfolio .............  $  12,228,584    $   (2,793,180)
        Prudential SP Davis Value Portfolio ...........................  $  43,482,451    $   (8,108,750)
        Prudential SP Small/Mid Cap Value Portfolio ...................  $  45,137,924    $   (7,103,044)
        Prudential SP INVESCO Small Company Growth Portfolio ..........  $  16,184,040    $  (10,847,037)
        Prudential SP PIMCO Total Return Portfolio ....................  $ 218,960,800    $  (16,210,296)
        Prudential SP PIMCO High Yield Portfolio ......................  $  33,525,613    $  (11,455,153)
        Janus Aspen Growth Portfolio - Service Shares .................  $   8,407,158    $   (4,862,003)
        Prudential SP Large Cap Value Portfolio .......................  $  23,402,139    $   (4,848,172)
        Prudential SP AIM Core Equity Portfolio .......................  $   7,311,088    $   (2,935,747)
        Prudential SP MFS Capital Opportunities Portfolio .............  $  12,061,686    $   (8,661,220)
        Prudential SP Strategic Partners Focused Growth Portfolio .....  $   9,352,158    $   (4,322,018)
        Prudential SP Mid Cap Growth Portfolio ........................  $  19,727,025    $  (10,264,176)
        SP Prudential U.S. Emerging Growth Portfolio ..................  $  15,031,664    $   (3,409,949)
        Prudential SP AIM Aggressive Growth Portfolio .................  $   5,822,467    $   (1,962,451)
        Prudential SP Alliance Technology Portfolio ...................  $   5,938,194    $   (3,791,571)
        Prudential SP Conservative Asset Allocation Portfolio .........  $  84,837,978    $  (16,388,404)
        Prudential SP Balanced Asset Allocation Portfolio .............  $ 101,589,751    $  (16,733,699)
        Prudential SP Growth Asset Allocation Portfolio ...............  $  72,161,903    $  (17,277,582)
        Prudential SP Aggressive Growth Asset Allocation Portfolio ....  $  11,620,678    $   (2,662,499)
        Prudential SP Jennison International Growth Portfolio .........  $  89,372,069    $  (82,578,840)
        Prudential SP Deutsche International Equity Portfolio .........  $  67,341,256    $  (57,164,225)
        Evergreen EVG Capital Growth Fund .............................  $          --    $         (408)
        Evergreen EVG Foundation Fund .................................  $     104,902    $     (111,499)
        Evergreen EVG Global Leaders Fund .............................  $       5,297    $          (47)
        Evergreen EVG Growth Fund .....................................  $       3,978    $          (34)
        Evergreen EVG Omega Fund ......................................  $      15,942    $         (309)
        Evergreen EVG Small Cap Value Fund ............................  $      40,356    $         (430)

NOTE 6: RELATED PARTY TRANSACTIONS

        Prudential and its affiliates perform various services on behalf of the mutual fund company that administers the Series Fund and the non-Prudential administered funds in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.



                                      A20

        The Series Fund has a management agreement with Prudential Investment LLC ("PI"), an indirect, wholly-owned subsidiary of Prudential. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisors' performance of such services. PI has entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of Prudential.

        The Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), an indirect, wholly-owned subsidiary of Prudential, which acts as the distributor of the Class I and Class II shares of the Series Fund.

        PI has agreed to reimburse certain portfolios of the Series Fund the portion of the management fee for that portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio's average daily net assets.

        Prudential Mutual Fund Services LLC, an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund's transfer agent.

NOTE 7: FINANCIAL HIGHLIGHTS

        Pruco Life sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

        The following table was developed by determining which products offered by Pruco Life and funded by the Account have the lowest and highest total return. Only product designs within each subaccount that had units outstanding throughout the respective periods were considered when determining the lowest and highest return. The summary may not reflect the minimum and maximum contract charges offered by Pruco Life as contract owners may not have selected all available and applicable contract options as discussed in Note 3.

                                                              AT DECEMBER 31, 2002
                                                   ----------------------------------------
                                                    UNITS        UNIT VALUE      NET ASSETS
                                                    (000s)    LOWEST - HIGHEST    (000s)
                                                   -------   ------------------  ----------
Prudential Money Market Portfolio ...............  416,179   0.99700 to 1.25977    492,182
Prudential Equity Portfolio .....................  308,351   0.72737 to 1.21384    371,345
Prudential Value Portfolio ......................  213,942   0.79064 to 1.50369    315,498
Prudential Stock Index Portfolio ................  410,344   0.60247 to 1.33841    506,071
Prudential Global Portfolio .....................   89,622   0.52224 to 1.10749     90,783
Prudential Jennison Portfolio ...................  470,005   0.44488 to 1.25897    521,577
Prudential SP Alliance Large Cap Growth
  Portfolio .....................................   36,087   0.48468 to 0.78002     19,331
Prudential SP Davis Value Portfolio .............  106,230   0.73878 to 0.86688     81,449
Prudential SP Small/Mid cap Value Portfolio .....   67,383   0.77764 to 0.95217     59,474
Prudential SP INVESCO Small Company Growth
  Portfolio .....................................   17,603   0.46578 to 0.76251      9,683
Prudential SP PIMCO Total Return Portfolio ......  282,337   1.05530 to 1.21092    320,162
Prudential SP PIMCO High Yield Portfolio ........   49,943   0.96993 to 1.02813     50,232
Janus Aspen Growth Portfolio - Service Shares ...   19,693   0.44152 to 0.77398      9,935
Prudential SP Large Cap Value Portfolio .........   42,897   0.75888 to 0.83825     33,367
Prudential SP AIM Core Equity Portfolio .........   20,905   0.53161 to 0.85696     12,421
Prudential SP MFS Capital Opportunities
  Portfolio .....................................   15,207   0.48243 to 0.76575      8,169
Prudential SP Strategic Partners Focused
  Growth Portfolio ..............................   17,956   0.48451 to 0.80793      9,834
Prudential SP Mid cap Growth Portfolio ..........   33,702   0.39925 to 0.68122     14,900
SP Prudential U.S. Emerging Growth Portfolio ....   41,584   0.45086 to 0.75658     21,753
Prudential SP AIM Aggressive Growth Portfolio ...   13,148   0.49375 to 0.80273      7,496
Prudential SP Alliance Technology Portfolio .....   15,634   0.32275 to 0.68057      5,698
Prudential SP Conservative Asset Allocation
  Portfolio .....................................  121,341   0.91013 to 0.93918    111,677
Prudential SP Balanced Asset Allocation
  Portfolio .....................................  166,934   0.78749 to 0.89088    138,130
Prudential SP Growth Asset Allocation
  Portfolio .....................................  120,052   0.67004 to 0.84346     88,202
Prudential SP Aggressive Growth Asset
  Allocation Portfolio ..........................   20,717   0.57340 to 0.80240     13,525
Prudential SP Jennison International
  Growth Portfolio ..............................   28,228   0.40766 to 0.80285     14,017
Prudential SP Deutsche International
  Equity Portfolio ..............................   31,180   0.58896 to 0.85393     20,521
Evergreen EVG Capital Growth Fund ...............        7   0.69391 to 0.69391          5
Evergreen EVG Foundation Fund ...................        7   0.84711 to 0.84711          6
Evergreen EVG Global Leaders Fund***** ..........        6   0.80474 to 0.80474          4
Evergreen EVG Growth Fund***** ..................        5   0.73505 to 0.73505          3
Evergreen EVG Omega Fund ........................       22   0.67078 to 0.75856         17
Evergreen EVG Small Cap Value Fund ..............       48   0.85320 to 0.94182         42


       FOR THE YEAR ENDED DECEMBER 31, 2002
---------------------------------------------------
 INVESTMENT    EXPENSE RATIO**    TOTAL RETURN***
INCOME RATIO*  LOWEST - HIGHEST   LOWEST - HIGHEST
-------------  ----------------  ------------------
    1.51%       1.35% to 1.90%    -0.17% to 0.17%
    0.83%       1.35% to 1.90%   -23.60% to -23.38%
    1.30%       1.35% to 1.90%   -23.24% to -23.00%
    1.19%       1.35% to 1.90%   -23.49% to -23.23%
    1.06%       1.35% to 1.90%   -26.40% to -26.15%
    0.20%       1.35% to 1.90%   -32.11% to -31.87%

    0.00%       1.40% to 1.90%   -32.34% to -32.14%
    0.01%       1.40% to 1.90%   -17.11% to -16.86%
    0.55%       1.35% to 1.90%   -15.82% to -15.52%

    0.00%       1.40% to 1.90%   -31.43% to -31.22%
    2.97%       1.35% to 1.90%     7.57% to 7.93%
    7.48%       1.40% to 1.90%    -1.52% to -1.24%
    0.00%       1.40% to 1.90%   -27.95% to -27.72%
    1.22%       1.35% to 1.90%   -17.77% to -17.49%
    0.00%       1.40% to 1.90%   -16.62% to -16.38%

    0.00%       1.35% to 1.90%   -29.87% to -29.63%

    0.00%       1.40% to 1.90%   -26.51% to -26.28%
    0.00%       1.35% to 1.90%   -47.23% to -47.05%
    0.00%       1.35% to 1.90%   -33.22% to -32.98%
    0.00%       1.40% to 1.90%   -22.27% to -22.05%
    0.00%       1.35% to 1.90%   -42.31% to -42.13%

    0.27%       1.35% to 1.90%    -7.45% to -7.13%

    0.00%       1.35% to 1.90%   -13.16% to -12.85%

    0.00%       1.35% to 1.90%   -18.65% to -18.35%

    0.00%       1.40% to 1.90%   -23.46% to -23.24%

    0.00%       1.35% to 1.90%   -23.86% to -23.60%

    0.00%       1.40% to 1.90%   -18.56% to -18.31%
    0.39%       1.40% to 1.40%   -23.59% to -23.59%
    0.28%       1.40% to 1.40%   -10.91% to -10.91%
    1.08%       1.70% to 1.70%   -18.51% to -18.51%
    0.00%       1.70% to 1.70%   -24.48% to -24.48%
    0.00%       1.40% to 1.70%   -26.41% to -26.41%
    0.34%       1.40% to 1.70%   -14.06% to -13.81%



                                      A21

                                                              AT DECEMBER 31, 2001
                                                   ----------------------------------------
                                                    UNITS        UNIT VALUE      NET ASSETS
                                                    (000s)    LOWEST - HIGHEST    (000s)
                                                   -------   ------------------  ----------
Prudential Money Market Portfolio ...............  424,218   1.01101 to 1.25820    512,809
Prudential Stock Index Portfolio ................  450,067   0.78747 to 1.74431    753,372
Prudential Global Portfolio .....................   98,905   0.70961 to 1.50029    139,007
Prudential Jennison Portfolio ...................  519,480   0.65525 to 1.84898    891,192
Prudential SP Alliance Large Cap Growth
  Portfolio .....................................   23,036   0.71633 to 0.88230     17,131
Prudential SP Davis Value Portfolio .............   65,733   0.89127 to 0.92029     59,052
Prudential SP Small/Mid Cap Value Portfolio .....   28,977   1.00124 to 1.12776     31,114
Prudential SP INVESCO Small Company Growth
  Portfolio .....................................   10,454   0.67926 to 0.92677      7,640
Prudential SP PIMCO Total Return Portfolio ......   90,215   1.03942 to 1.12247     97,602
Prudential SP PIMCO High Yield Portfolio ........   26,698   1.01231 to 1.04100     27,527
Janus Aspen Growth Portfolio - Service Shares ...   15,055   0.61281 to 0.78373      9,682
Prudential SP Large Cap Value Portfolio .........   21,808   0.92241 to 0.94081     20,346
Prudential SP AIM Growth and Income Portfolio ...   15,144   0.63760 to 0.84109     10,081
Prudential SP MFS Capital Opportunities
  Portfolio .....................................   10,537   0.68787 to 0.81060      7,564
Prudential SP Strategic Partners Focused
  Growth Portfolio ..............................   10,903   0.65929 to 0.85719      7,467
Prudential SP MFS Mid Cap Growth Portfolio ......   18,905   0.75655 to 0.81566     14,631
SP Prudential U.S. Emerging Growth Portfolio ....   24,616   0.67514 to 0.87454     17,947
Prudential SP AIM Aggressive Growth Portfolio ...    7,676   0.63522 to 0.87500      5,143
Prudential SP Alliance Technology Portfolio .....   11,944   0.55947 to 0.81324      7,119
Prudential SP Conservative Asset Allocation
  Portfolio .....................................   47,726   0.98298 to 0.98804     47,031
Prudential SP Balanced Asset Allocation
  Portfolio .....................................   70,953   0.90679 to 0.94990     65,531
Prudential SP Growth Asset Allocation Portfolio .   54,257   0.82369 to 0.90967     45,992
Prudential SP Aggressive Growth Asset Allocation
  Portfolio .....................................    9,469   0.74916 to 0.87109      7,367
Prudential SP Jennison International Growth
  Portfolio .....................................   17,864   0.53544 to 0.74810     10,336
Prudential SP Deutsche International
  Equity Portfolio ..............................   18,004   0.72306 to 0.84741     13,426
Evergreen EVG Capital Growth Fund **** ..........        8   0.90811 to 0.90811          7
Evergreen EVG Foundation Fund**** ...............       19   0.95089 to 0.95089         18
Evergreen EVG Omega Fund**** ....................        4   0.91152 to 0.91152          4
Evergreen EVG Small Cap Value Fund**** ..........        4   1.09268 to 1.09268          4


       FOR THE YEAR ENDED DECEMBER 31, 2001
---------------------------------------------------
 INVESTMENT    EXPENSE RATIO**    TOTAL RETURN***
INCOME RATIO*  LOWEST - HIGHEST   LOWEST - HIGHEST
-------------  ----------------  ------------------
     3.83%      1.35% to 1.70%     2.38% to 2.72%
     0.99%      1.35% to 1.70%   -13.52% to -13.21%
     0.35%      1.35% to 1.70%   -18.99% to -18.71%
     0.17%      1.35% to 1.70%   -19.61% to -19.34%

     0.03%      1.40% to 1.70%   -15.89% to -15.64%
     0.59%      1.40% to 1.70%   -11.94% to -11.69%
     1.06%      1.35% to 1.70%     1.39% to 1.69%

     0.00%      1.40% to 1.70%   -18.56% to -18.31%
     3.35%      1.35% to 1.70%     6.82% to 7.13%
     7.09%      1.40% to 1.70%     2.20% to 2.52%
     0.00%      1.40% to 1.70%   -26.15% to -25.93%
     1.18%      1.40% to 1.70%   -10.16% to -9.89%
     0.00%      1.40% to 1.70%   -23.97% to -23.74%

     0.18%      1.40% to 1.70%   -24.56% to -24.34%

     0.02%      1.40% to 1.70%   -16.72% to -16.48%
     0.06%      1.35% to 1.70%   -22.23% to -22.01%
     0.00%      1.35% to 1.70%   -19.14% to -18.91%
     0.00%      1.40% to 1.70%   -25.79% to -25.57%
     0.00%      1.35% to 1.70%   -26.31% to -26.09%

     3.00%      1.40% to 1.70%    -1.93% to -1.64%

     2.78%      1.35% to 1.70%    -7.40% to -7.14%
     1.56%      1.40% to 1.70%   -13.39% to -13.13%

     0.37%      1.40% to 1.70%   -19.37% to -19.12%

     0.32%      1.35% to 1.70%   -36.71% to -36.51%

     0.63%      1.35% to 1.70%   -23.36% to -23.13%
     0.00%      1.40% to 1.40%    -9.19% to -9.19%
    14.47%      1.40% to 1.40%    -4.91% to -4.91%
     0.00%      1.40% to 1.40%    -8.85% to -8.85%
     0.81%      1.40% to 1.40%     9.27% to 9.27%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account, the total return is calculated for the years ended December 31, 2002 and 2001, or from the effective date of the subaccount through the end of the reporting period. Product designs within a subaccount with an effective date during 2002 were excluded from the range of total return.

****Became available May 7, 2001.

*****Became available February 4, 2002.



                                      A22

                        REPORT OF INDEPENDENT ACCOUNTANTS




To the Contract Owners of the
Strategic Partners Subaccounts of
Pruco Life Flexible Premium Variable Annuity Account and the Board of Directors of Pruco Life Insurance Company


In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material aspects, the financial position of the subaccounts, as listed in Note 1 to such financial statements, of the Pruco Life Flexible Premium Variable Annuity Account at December 31, 2002, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2002 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.




PricewaterhouseCoopers LLP
New York, New York
March 14, 2003



                                     A23

                       CONSOLIDATED FINANCIAL STATEMENTS
                        OF PRUCO LIFE INSURANCE COMPANY

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION (UNAUDITED)
AS OF SEPTEMBER 30, 2003 AND DECEMBER 31, 2002 (IN THOUSANDS)

                                                                            SEPTEMBER 30,      DECEMBER 31,
                                                                                2003               2002
                                                                            ------------       ------------
ASSETS
Fixed maturities available for sale,
    at fair value (amortized cost, 2003: $5,608,017; 2002: $4,921,691)      $  5,909,870       $  5,158,106
Policy loans                                                                     851,822            879,506
Short-term investments                                                           181,014            214,342
Other long-term investments                                                       96,571             91,021
                                                                            ------------       ------------
     Total investments                                                         7,039,277          6,342,975
Cash and cash equivalents                                                        241,549            436,182
Deferred policy acquisition costs                                              1,279,866          1,152,997
Accrued investment income                                                         99,569             86,125
Reinsurance recoverable                                                          470,793            393,171
Receivables from Parent and affiliates                                            50,263             61,099
Other assets                                                                      87,735             41,581
Separate account assets                                                       14,378,264         12,696,758
                                                                            ------------       ------------
TOTAL ASSETS                                                                $ 23,647,316       $ 21,210,888
                                                                            ============       ============

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances                                             $  5,417,933       $  4,855,761
Future policy benefits and other policyholder liabilities                      1,028,028            934,546
Cash collateral for loaned securities                                            311,992            225,518
Securities sold under agreement to repurchase                                    214,848            400,507
Income taxes payable                                                             340,366            245,252
Other liabilities                                                                149,798            130,411
Separate account liabilities                                                  14,378,264         12,696,758
                                                                            ------------       ------------
TOTAL LIABILITIES                                                             21,841,229         19,488,753
                                                                            ------------       ------------

CONTINGENCIES (SEE FOOTNOTE 2)

STOCKHOLDER'S EQUITY
Common stock, $10 par value;
        1,000,000 shares, authorized;
        250,000 shares, issued and outstanding                                     2,500              2,500
Paid-in-capital                                                                  467,080            466,748
Deferred compensation                                                               (907)                --
Retained earnings                                                              1,220,820          1,161,136
Accumulated other comprehensive income                                           116,594             91,751
                                                                            ------------       ------------
TOTAL STOCKHOLDER'S EQUITY                                                     1,806,087          1,722,135
                                                                            ------------       ------------
TOTAL LIABILITIES AND
     STOCKHOLDER'S EQUITY                                                   $ 23,647,316       $ 21,210,888
                                                                            ============       ============


                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (UNAUDITED) THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002 (IN THOUSANDS)

                                                     THREE MONTHS ENDED                NINE MONTHS ENDED
                                                       SEPTEMBER 30,                     SEPTEMBER 30,

                                                   2003             2002             2003             2002
                                                ----------       ----------       ----------       ----------
REVENUES

Premiums                                        $   38,410       $   35,313       $  121,108       $   76,579
Policy charges and fee income                      144,088          128,310          420,100          387,058
Net investment income                               86,302           85,488          255,050          249,284
Realized investment gains (losses), net              1,093          (22,788)          (3,159)         (55,094)
Asset management fees                                3,425            2,981            9,677            8,113
Other income                                         1,883            2,095            5,775            9,728
                                                ----------       ----------       ----------       ----------

TOTAL REVENUES                                     275,201          231,399          808,551          675,668
                                                ----------       ----------       ----------       ----------

BENEFITS AND EXPENSES

Policyholders' benefits                             75,019           60,268          245,943          177,197
Interest credited to policyholders'
account balances                                    58,555           53,783          166,644          150,455
General, administrative and other expenses         112,629          181,072          315,532          412,649
                                                ----------       ----------       ----------       ----------

TOTAL BENEFITS AND EXPENSES                        246,203          295,123          728,119          740,301
                                                ----------       ----------       ----------       ----------

Income (loss) from operations before
income taxes                                        28,998          (63,724)          80,432          (64,633)
                                                ----------       ----------       ----------       ----------

Income tax expense (benefit)                         9,827          (35,170)          20,744          (38,286)
                                                ----------       ----------       ----------       ----------

NET INCOME (LOSS)                                   19,171          (28,554)          59,688          (26,347)
                                                ----------       ----------       ----------       ----------

Other comprehensive (loss) income, net
of tax                                             (14,788)          32,323           24,843           44,329
                                                ----------       ----------       ----------       ----------

TOTAL COMPREHENSIVE (LOSS) INCOME               $    4,383       $    3,769       $   84,531       $   17,982
                                                ==========       ==========       ==========       ==========


                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARY

STATEMENTS OF STOCKHOLDER'S EQUITY (UNAUDITED)
PERIODS ENDED SEPTEMBER 30, 2003 AND DECEMBER 31, 2002 AND 2001 (IN THOUSANDS)

                                                                                                        ACCUMULATED
                                                                                                          OTHER           TOTAL
                                             COMMON        PAID-IN-       RETAINED       DEFERRED      COMPREHENSIVE  STOCKHOLDER'S
                                             STOCK         CAPITAL        EARNINGS     COMPENSATION       INCOME          EQUITY

BALANCE, JANUARY 1, 2001                  $     2,500    $   466,748    $ 1,361,924              --     $     1,410    $ 1,832,582

Net income                                         --             --         67,582              --              --         67,582

Policy credits issued to eligible
policyholders                                      --             --       (128,025)             --              --       (128,025)

Dividends to Parent                                --             --       (153,816)             --              --       (153,816)

Change in foreign currency translation
adjustments, net of taxes                          --             --             --              --           3,168          3,168

Change in net unrealized investment
gains, net of reclassification
adjustment and taxes                               --             --             --              --          29,988         29,988
                                          -----------    -----------    -----------     -----------     -----------    -----------
BALANCE, DECEMBER 31, 2001                      2,500        466,748      1,147,665              --          34,566      1,651,479

Net income                                         --             --         13,498              --              --         13,498

Adjustments to policy credits
issued to eligible policyholders                   --             --            (27)             --              --            (27)

Change in foreign currency translation
adjustments, net of taxes                          --             --             --              --             149            149

Change in net unrealized investment
gains, net of reclassification
adjustment and taxes                               --             --             --              --          57,036         57,036
                                          -----------    -----------    -----------     -----------     -----------    -----------
BALANCE, DECEMBER 31, 2002                      2,500        466,748      1,161,136              --          91,751      1,722,135

Net income                                         --             --         59,688              --              --         59,688

Adjustments to policy credits
issued to eligible policyholders                   --             --             (4)             --              --             (4)

Stock-based compensation programs                  --            332             --            (907)             --           (575)

Change in net unrealized investment
gains, net of reclassification
adjustment and taxes                               --             --             --              --          24,843         24,843
                                          -----------    -----------    -----------     -----------     -----------    -----------
BALANCE, SEPTEMBER 30, 2003               $     2,500    $   467,080    $ 1,220,820     $      (907)    $   116,594    $ 1,806,087
                                          ===========    ===========    ===========     ===========     ===========    ===========


                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002 (IN THOUSANDS)

                                                                              2003               2002
                                                                          ------------       ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)                                                         $     59,688       $    (26,347)
Adjustments to reconcile net income to net cash from
     (used in) operating activities:
     Policy charges and fee income                                             (78,453)           (53,458)
     Interest credited to policyholders' account balances                      166,644            150,455
     Realized investment losses, net                                             3,159             55,094
     Amortization and other non-cash items                                         819            (73,506)
     Change in:
         Future policy benefits and other policyholders' liabilities            93,482             56,223
         Accrued investment income                                             (13,444)            (8,325)
         Receivables from Parent and affiliates                                 10,836            (31,413)
         Policy loans                                                           27,684             (6,246)
         Deferred policy acquisition costs                                    (126,869)            32,286
         Income taxes payable/receivable                                        95,114            (13,569)
         Other, net                                                           (104,964)           (67,973)
                                                                          ------------       ------------
CASH FLOWS FROM OPERATING ACTIVITIES                                           133,696             13,221
                                                                          ------------       ------------

CASH FLOWS USED IN INVESTING ACTIVITIES:
     Proceeds from the sale/maturity of:
         Fixed maturities available for sale                                 1,865,707          1,253,266
     Payments for the purchase of:
         Fixed maturities available for sale                                (2,579,066)        (1,815,193)
     Cash collateral for loaned securities, net                                 86,474             77,007
     Securities sold under agreement to repurchase, net                       (185,659)           246,220
     Other long-term investments, net                                           (7,713)            (9,899)
     Short-term investments, net                                                33,423            132,193
                                                                          ------------       ------------
CASH FLOWS USED IN INVESTING ACTIVITIES                                       (786,834)          (116,406)
                                                                          ------------       ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Policyholders' account balances:
          Deposits                                                           1,573,209          1,382,000
          Withdrawals                                                       (1,114,700)          (790,967)
     Cash payments to eligible policyholders                                        (4)          (115,989)
                                                                          ------------       ------------
CASH FLOWS FROM FINANCING ACTIVITIES                                           458,505            475,044
                                                                          ------------       ------------

     Net (decrease) increase in Cash and cash equivalents                     (194,633)           371,859
     Cash and cash equivalents, beginning of year                              436,182            374,185
                                                                          ------------       ------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                  $    241,549       $    746,044
                                                                          ============       ============


                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

1.    BASIS OF PRESENTATION

The unaudited interim consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") on a basis consistent with reporting interim financial information in accordance with instructions to Form 10-Q and Article 10 of Regulation S-X of the Securities and Exchange Commission. These interim financial statements are unaudited but reflect all adjustments which, in the opinion of management, are necessary to provide a fair presentation of the consolidated results of operations and financial condition of the Pruco Life Insurance Company ("the Company") for the interim periods presented. The Company is a wholly owned subsidiary of The Prudential Insurance Company of America ("Prudential Insurance"), which in turn is a wholly owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"). All such adjustments are of a normal recurring nature. The results of operations for any interim period are not necessarily indicative of results for a full year. Certain amounts in the Company's prior year consolidated financial statements have been reclassified to conform with the current year presentation. These financial statements should be read in conjunction with the consolidated financial statements and notes thereto contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2002.

2.    NEW ACCOUNTING POLICIES AND ACCOUNTING PRONOUNCEMENTS

In July 2003, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 03-01, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts." AcSEC has developed the SOP to address the evolution of product designs since the issuance of SFAS No. 60, "Accounting and Reporting by Insurance Enterprises," and SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" and the need for interpretive guidance to be developed in three areas: separate account presentation and valuation; the accounting recognition given sales inducements (bonus interest, bonus credits, persistency bonuses); and the classification and valuation of certain long-duration contract liabilities.

The most significant accounting implications of the SOP are as follows: (1) reporting and measuring assets and liabilities of separate account products as general account assets and liabilities when specified criteria are not met; (2) reporting and measuring seed money in separate accounts as general account assets based on the insurer's proportionate beneficial interest in the separate account's underlying assets; (3) capitalizing sales inducements that meet specified criteria and amortizing such amounts over the life of the contracts using the same methodology as used for amortizing deferred acquisition costs, but immediately expensing those sales inducements accrued or credited if such criteria are not met; (4) recognizing contractholder liabilities for: (a) modified guaranteed (market value adjusted) annuities at accreted balances that do not include the then current market value surrender adjustment, (b) two-tier annuities at the lower (non-annuitization) tier account value, (c) persistency bonuses at amounts that are not reduced for expected forfeitures, (d) group pension participating and similar general account "pass through" contracts that are not accounted for under SFAS No. 133 at amounts based on the fair value of the assets or index that determines the investment return pass through; (5) establishing an additional liability for guaranteed minimum death and similar mortality and morbidity benefits only for contracts determined to have mortality and morbidity risk that is other than nominal and when the risk charges made for a period are not proportionate to the risk borne during that period; and (6) for contracts containing an annuitization benefits contract feature, if such contract feature is not accounted for under the provisions of SFAS No. 133 establishing an additional liability for the contract feature if the present value of expected annuitization payments at the expected annuitization date exceeds the expected account balance at the expected annuitization date.

The provisions of the SOP are effective for fiscal years beginning after December 15, 2003, and, as such, the Company will adopt the SOP effective January 1, 2004. The effect of initially adopting this SOP will be reported as a cumulative effect of a change in accounting principle. The Company is currently completing an assessment of the impact of the SOP on its operations; however, we do not believe that the implementation of the SOP will have a material effect on the Company's consolidated financial position.

3.    CONTINGENCIES AND LITIGATION

CONTINGENCIES

On an ongoing basis, our internal supervisory and control functions review the quality of our sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. In certain cases, if appropriate, we may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate payments in connection with these matters should not have a material adverse effect on the Company's financial position.

LITIGATION

The Company is subject to legal and regulatory actions in the ordinary course of its businesses, including class actions. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to the Company and that are typical of the businesses in which the Company operates. Class action and individual lawsuits involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. We are also subject to litigation arising out of our general business activities, such as our investments and third party contracts. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

The Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on the Company's financial position.

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

4.    RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. It is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

EXPENSE CHARGES AND ALLOCATIONS

Many of the Company's expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into the following categories: general and administrative expenses and agency distribution expenses.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. Beginning in 2003, general and administrative expenses include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial.

The Company is allocated estimated distribution expenses from Prudential Insurance's agency network for both its domestic life and annuity products. The estimate of allocated distribution expenses is intended to reflect a market based pricing arrangement. The Company has capitalized the majority of these distribution expenses as deferred policy acquisition costs.

AFFILIATED ASSET MANAGEMENT FEE INCOME

In accordance with a revenue sharing agreement with Prudential Investments LLC, which began on February 1, 2002, the Company receives fee income from policyholder account balances invested in the Prudential Series Funds ("PSF"). These revenues are recorded as "Asset management fees" in the Consolidated Statements of Operations and Comprehensive Income.

CORPORATE OWNED LIFE INSURANCE

The Company has sold four Corporate Owned Life Insurance ("COLI") policies to Prudential Insurance. The cash surrender value included in Separate accounts was $973.1 million and $835.6 million at September 30, 2003 and December 31, 2002, respectively. Fees related to the COLI policies were $9.1 million and $4.4 million for the periods ended September 30, 2003 and 2002, respectively.

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

REINSURANCE WITH AFFILIATES

PRUCO REINSURANCE LTD. REINSURANCE AGREEMENT

During September 2003, the Company implemented an agreement to reinsure its term life insurance policies known as Term Elite and Term Essential with an affiliated company, Pruco Reinsurance Ltd. ("Pruco Re"). The Company will reinsure with Pruco Re ("THE REINSURER") a significant portion of the risks under such policies through an automatic and facultative coinsurance agreement ("Agreement"). This Agreement covers all significant risks under the policies reinsured. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. This coinsurance agreement replaces the yearly renewable term agreements with external reinsurers that were previously in effect on this block of business. The initial cost of this transaction of $7.5 million will be amortized over the life of the underlying insurance policies. Reinsurance recoverables related to this transaction are $18.4 million.

OTHER AFFILIATED REINSURANCE AGREEMENTS

In addition, the Company currently has three other reinsurance agreements in place with Prudential Insurance and affiliates. Specifically, the Company has a reinsurance Group Annuity Contract, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract. In addition, there are two yearly renewable term agreements in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions.

TAIWAN BRANCH REINSURANCE AGREEMENT

On January 31, 2001, the Company transferred all of its assets and liabilities associated with the Company's Taiwan branch including Taiwan's insurance book of business to an affiliated Company, Prudential Life Insurance Company of Taiwan Inc. ("Prudential of Taiwan"), a wholly owned subsidiary of Prudential Financial, Inc.

The mechanism used to transfer this block of business in Taiwan is referred to as a "full acquisition and assumption" transaction. Under this mechanism, the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under accounting principles generally accepted in the United States. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established.

As part of this transaction, the Company made a capital contribution to Prudential of Taiwan in the amount of the net equity of the Company's Taiwan branch as of the date of transfer. In July 2001, the Company dividended its interest in Prudential of Taiwan to Prudential Insurance.

Premiums ceded for the periods ended September 30, 2003 and 2002 from the Taiwan coinsurance agreement were $56.7 million and $56.4 million, respectively. Benefits ceded for the periods ended September 30, 2003 and 2002 from the Taiwan coinsurance agreement were $10.2 million and $10.6 million, respectively.

Included in the total reinsurance recoverable balances for both domestic and Taiwan agreements were affiliated reinsurance recoverables of $413.2 million and $362.0 million at September 30, 2003 and December 31, 2002, respectively. Of these affiliated amounts, the reinsurance recoverable related to the Taiwan coinsurance agreement was $360.9 million and $311.3 million at September 30, 2003 and December 31, 2002, respectively.

DEBT AGREEMENTS

The Company has a revolving line of credit facility of up to $800 million with Prudential Funding, LLC, a wholly owned subsidiary of Prudential Insurance. The total of asset-based financing and borrowing under this credit facility cannot be more than $800 million. As of September 30, 2003 and December 31, 2002, there was $527 million and $626 million, respectively, of asset-based financing. There was no debt outstanding to Prudential Funding, LLC as of September 30, 2003 or December 31, 2002.

Pruco Life Insurance Company and Subsidiary

Consolidated Statements of Financial Position
December 31, 2002 and 2001 (in thousands)
-------------------------------------------------------------------------------------------------------------------------------


                                                                                                2002               2001
                                                                                          -----------------  -----------------

ASSETS
Fixed maturities available for sale,
   at fair value (amortized cost, 2002: $4,921,691, 2001: $3,935,472)                        $  5,158,106       $  4,024,893
Equity securities available for sale, at fair value (cost, 2002: $100; 2001: $173)                    199                375
Commercial loans on real estate                                                                     6,966              8,190
Policy loans                                                                                      879,506            874,065
Short-term investments                                                                            214,342            215,610
Other long-term investments                                                                        83,856             84,342
                                                                                          -----------------  -----------------
   Total investments                                                                            6,342,975          5,207,475
Cash and cash equivalents                                                                         436,182            374,185
Deferred policy acquisition costs                                                               1,152,997          1,159,830
Accrued investment income                                                                          86,125             77,433
Reinsurance recoverable                                                                           393,171            300,697
Receivables from Parent and affiliates                                                             61,099             33,074
Other assets                                                                                       41,581             20,134
Separate account assets                                                                        12,696,758         14,920,584
                                                                                          -----------------  -----------------
TOTAL ASSETS                                                                                 $ 21,210,888       $ 22,093,412
                                                                                          =================  =================

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Policyholders' account balances                                                              $  4,855,761       $  3,947,690
Future policy benefits and other policyholder liabilities                                         934,546            808,230
Cash collateral for loaned securities                                                             225,518            190,022
Securities sold under agreements to repurchase                                                    400,507             80,715
Income taxes payable                                                                              245,252            266,096
Other liabilities                                                                                 130,411            228,596
Separate account liabilities                                                                   12,696,758         14,920,584
                                                                                          -----------------  -----------------
Total liabilities                                                                              19,488,753         20,441,933
                                                                                          -----------------  -----------------

Contingencies (See Footnote 11)

Stockholder's Equity
Common stock, $10 par value;
   1,000,000 shares, authorized;
   250,000 shares, issued and outstanding                                                           2,500              2,500
Paid-in-capital                                                                                   466,748            466,748
Retained earnings                                                                               1,161,136          1,147,665

Accumulated other comprehensive income:
   Net unrealized investment gains                                                                 91,754             34,718
   Foreign currency translation adjustments                                                            (3)              (152)
                                                                                          -----------------  -----------------
Accumulated other comprehensive income                                                             91,751             34,566
                                                                                          -----------------  -----------------
Total stockholder's equity                                                                      1,722,135          1,651,479
                                                                                          -----------------  -----------------
TOTAL LIABILITIES AND
   STOCKHOLDER'S EQUITY                                                                      $ 21,210,888       $ 22,093,412
                                                                                          =================  =================



                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiary

Consolidated Statements of Operations and Comprehensive Income
Years Ended December 31, 2002, 2001 and 2000 (in thousands)
-------------------------------------------------------------------------------------------------------------------


                                                                 2002               2001               2000
                                                            --------------    ----------------     --------------

REVENUES

Premiums                                                      $ 128,854         $    90,868        $   121,921
Policy charges and fee income                                   529,887             490,185            474,861
Net investment income                                           334,486             343,638            337,919
Realized investment losses, net                                 (68,037)            (60,476)           (20,679)
Asset management fees                                            11,397               7,897             71,160
Other income                                                     14,205               4,962              2,503
                                                            --------------     ---------------    ---------------

Total revenues                                                  950,792             877,074            987,685
                                                            --------------     ---------------    ---------------

BENEFITS AND EXPENSES

Policyholders' benefits                                         275,251             256,080            248,063
Interest credited to policyholders' account balances            204,813             195,966            171,010
General, administrative and other expenses                      509,733             382,701            410,684
                                                            --------------     ---------------    ---------------

Total benefits and expenses                                     989,797             834,747            829,757
                                                            --------------     ---------------    ---------------

(Loss) income from operations before income taxes               (39,005)             42,327            157,928
                                                            --------------     ---------------    ---------------

Income Taxes:
   Current                                                      (64,656)            (98,956)             8,661
   Deferred                                                      12,153              73,701             45,771
                                                            --------------     ---------------    ---------------

Total income tax (benefit) expense                              (52,503)            (25,255)            54,432
                                                            --------------     ---------------    ---------------

NET INCOME                                                       13,498              67,582            103,496
                                                            --------------     ---------------    ---------------

Other comprehensive income, net of tax:

   Unrealized gains on securities, net of
   reclassification adjustment                                   57,036              29,988             33,094

   Foreign currency translation adjustments                         149               3,168               (993)
                                                            --------------     ---------------    ---------------

Other comprehensive income                                       57,185              33,156             32,101
                                                            --------------     ---------------    ---------------

TOTAL COMPREHENSIVE INCOME                                    $  70,683           $ 100,738          $ 135,597
                                                            ==============     ===============    ===============









                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiary

Consolidated Statements of Stockholder's Equity
Years Ended December 31, 2002, 2001 and 2000 (in thousands)
----------------------------------------------------------------------------------------------------------------------------
                                                                                        Accumulated
                                                                                           other              Total
                                           Common        Paid-in-       Retained       comprehensive       stockholder's
                                            stock         capital        earnings       income (loss)         equity
                                         ------------ ------------- ---------------- ----------------- -------------------
Balance, January 1, 2000                  $ 2,500       $ 439,582     $ 1,258,428       $ (30,691)         $ 1,669,819

Net income                                      -               -         103,496               -              103,496

Contribution from Parent                        -          27,166               -               -               27,166

Change in foreign currency
translation adjustments, net of taxes           -               -               -            (993)                (993)

Change in net unrealized
investment losses, net of
reclassification adjustment and taxes           -               -               -          33,094               33,094
                                         ------------ ------------- ---------------- ----------------- -------------------

Balance, December 31, 2000                  2,500         466,748       1,361,924           1,410            1,832,582

Net income                                      -               -          67,582               -               67,582

Policy credits issued to eligible
policyholders                                   -               -        (128,025)              -             (128,025)

Dividends to Parent                             -               -        (153,816)              -             (153,816)

Change in foreign currency translation
adjustments, net of taxes                       -               -               -           3,168                3,168


Change in net unrealized investment
gains, net of reclassification
adjustment and taxes                            -               -               -          29,988               29,988
                                         ------------ ------------- ---------------- ----------------- -------------------

Balance, December 31, 2001                  2,500         466,748       1,147,665          34,566            1,651,479

Net income                                      -               -          13,498               -               13,498

Adjustments to policy credits issued to
eligible policyholders                          -               -             (27)              -                  (27)

Change in foreign currency translation
adjustments, net of taxes                       -               -               -             149                  149

Change in net unrealized investment
gains, net of reclassification adjustment
and taxes                                       -               -               -          57,036               57,036
                                         ------------ ------------- ---------------- ----------------- -------------------
Balance, December 31, 2002                $ 2,500       $ 466,748     $ 1,161,136       $  91,751          $ 1,722,135
                                         ============ ===========   ================ ================= ===================





                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiary

Consolidated Statements of Cash Flows
Years Ended December 31, 2002, 2001 and 2000 (in thousands)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    2002               2001             2000
                                                                              ---------------- ------------------ -----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                        $   13,498        $   67,582        $   103,496
Adjustments to reconcile net income to net cash
   provided by operating activities:
   Policy charges and fee income                                                     (74,117)          (54,970)           (72,275)
   Interest credited to policyholders' account balances                              204,813           195,966            171,010
   Realized investment losses, net                                                    68,037            60,476             20,679
   Amortization and other non-cash items                                             (78,452)          (49,594)           (48,141)
   Change in:
      Future policy benefits and other policyholders' liabilities                    126,316           105,368             73,340
      Accrued investment income                                                       (8,692)            4,864            (13,380)
      Receivables from Parent and affiliates                                         (28,025)           18,512            (24,907)
      Policy loans                                                                    (5,441)          (40,645)           (63,022)
      Deferred policy acquisition costs                                                6,833          (100,281)           (69,868)
      Income taxes payable/receivable                                                (20,844)           38,839             90,195
      Other, net                                                                     (96,133)          (38,114)            51,011
                                                                              ---------------- ------------------ -----------------
Cash Flows From Operating Activities                                                 107,793           208,003            218,138
                                                                              ---------------- ------------------ -----------------
CASH FLOWS USED IN INVESTING ACTIVITIES:
   Proceeds from the sale/maturity of:
      Fixed maturities:
         Available for sale                                                        1,834,129         2,653,798          2,273,789
         Held to maturity                                                                  -                 -             64,245
      Equity securities                                                                    4               482              1,198
      Commercial loans on real estate                                                  1,224             1,137              1,182
   Payments for the purchase of:
      Fixed maturities:
         Available for sale                                                       (2,884,673)       (2,961,861)        (2,782,541)
      Equity securities                                                                   (9)             (184)           (11,134)
   Cash collateral for loaned securities, net                                         35,496             4,174             98,513
   Securities sold under agreement to repurchase, net                                319,792           (23,383)            82,947
   Other long-term investments, net                                                  (11,421)             (130)             8,122
   Short-term investments, net                                                         1,256           (12,766)          (118,418)
                                                                              ---------------- ------------------ -----------------
Cash Flows Used In Investing Activities                                             (704,202)         (338,733)          (382,097)
                                                                              ---------------- ------------------ -----------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Policyholders' account deposits                                                 1,789,307         1,456,668          2,409,399
   Policyholders' account withdrawals                                             (1,014,901)       (1,313,300)        (1,991,363)
   Cash dividend to Parent                                                                 -           (26,048)                 -
   Cash provided to affiliate                                                              -           (65,476)                 -
   Cash payments made to eligible policyholders                                     (116,000)                -                  -
                                                                              ---------------- ------------------ -----------------
Cash Flows From Financing Activities                                                 658,406            51,844            418,036
                                                                              ---------------- ------------------ -----------------

   Net increase in cash and cash equivalents                                          61,997           (78,886)           254,077
   Cash and cash equivalents, beginning of year                                      374,185           453,071            198,994
                                                                              ---------------- ------------------ -----------------
CASH AND CASH EQUIVALENTS, END OF YEAR                                            $  436,182     $     374,185        $   453,071
                                                                              ================ ================== =================

SUPPLEMENTAL CASH FLOW INFORMATION
   Income taxes paid (received)                                                   $      546     $     (46,021)       $   (14,832)
                                                                              ---------------- ------------------ -----------------
NON-CASH TRANSACTIONS DURING THE YEAR
   Dividend paid with fixed maturities                                            $        -     $      81,952        $         -
                                                                              ---------------- ------------------ -----------------
   Taiwan branch dividend paid with net assets/liabilities$                       $        -     $      45,816        $         -
                                                                              ---------------- ------------------ -----------------
   Policy credits issued to eligible policyholders                                $        -     $     128,025        $         -
                                                                              ---------------- ------------------ -----------------
   Contribution from Parent                                                       $        -     $           -        $    27,166
                                                                              ---------------- ------------------ -----------------



                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

1.  BUSINESS

Pruco Life Insurance Company ("the Company") is a stock life insurance company, organized in 1971 under the laws of the state of Arizona. The Company is licensed to sell individual life insurance, variable life insurance, term life insurance, variable and fixed annuities, and a non-participating guaranteed interest contract ("GIC") called Prudential Credit Enhanced GIC ("PACE") in the District of Columbia, Guam and in all states and territories except New York. The Company previously marketed individual life insurance through its branch office in Taiwan. The branch office was transferred to an affiliated company on January 31, 2001, as described in Footnote 12.

The Company has one wholly owned subsidiary, Pruco Life Insurance Company of New Jersey ("PLNJ"). PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell individual life insurance, variable life insurance, term life insurance, fixed and variable annuities only in the states of New Jersey and New York. Another wholly owned subsidiary, The Prudential Life Insurance Company of Arizona ("PLICA") was dissolved on September 30, 2000. All assets and liabilities were transferred to the Company. PLICA had no new business sales in 2000.

The Company is a wholly owned subsidiary of The Prudential Insurance Company of America ("Prudential Insurance"), an insurance company founded in 1875 under the laws of the state of New Jersey. On December 18, 2001 ("the date of demutualization") Prudential Insurance converted from a mutual life insurance company to a stock life insurance company and became an indirect wholly owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"). The demutualization was completed in accordance with Prudential Insurance's Plan of Reorganization, which was approved by the Commissioner of the New Jersey Department of Banking and Insurance in October 2001.

Prudential Insurance intends to make additional capital contributions to the Company, as needed, to enable it to comply with its reserve requirements and fund expenses in connection with its business. Generally, Prudential Insurance is under no obligation to make such contributions and its assets do not back the benefits payable under the Company's policyholder contracts. During 2000, a capital contribution of $27.2 million resulted from the forgiveness of an intercompany receivable.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products, and individual and group annuities.


2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation
The consolidated financial statements include the accounts of the Company and its wholly owned subsidiary, PLNJ. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The Company has extensive transactions and relationships with Prudential Insurance and other affiliates, as more fully described in Footnote 12. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs ("DAC") and future policy benefits, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Investments
Fixed maturities classified as "available for sale" are carried at estimated fair value. The amortized cost of fixed maturities is written down to estimated fair value if a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairment adjustments. Unrealized gains and losses on fixed maturities "available for sale", including the effect on deferred policy acquisition costs and policyholders' account balances that would result from the realization of unrealized gains and losses are included in "Accumulated other comprehensive income (loss)", net of income taxes.

Equity securities, available for sale, comprised of common and non-redeemable preferred stock, are carried at estimated fair value. The associated unrealized gains and losses, the effects on deferred policy acquisition costs and on policyholders' account balances that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income (loss)", net of income taxes. The cost of equity securities is written down to estimated fair value when a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairment adjustments.

Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Commercial loans on real estate are stated primarily at unpaid principal balances, net of unamortized discounts and an allowance for losses. The allowance for losses includes a loan specific reserve for non-performing loans and a portfolio reserve for incurred but not specifically identified losses. Non-performing loans include those loans for which it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. These loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on non-performing loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues accruing interest on non-performing loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as non-performing, any accrued but uncollectible interest is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors. There is no valuation allowance for commercial loans on real estate at December 31, 2002 or 2001.

Policy loans are carried at unpaid principal balances.

Short-term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are carried at amortized cost, which because of their short term approximates fair value.

Other long-term investments consist of the Company's investments in joint ventures and partnerships in which the Company does not exercise control, derivatives held for purposes other than trading, and investments in the Company's own separate accounts, which are carried at estimated fair value. Joint ventures and partnership interests are generally accounted for using the equity method of accounting, reduced for other than temporary declines in value. The Company's net income from investments in joint ventures and partnerships is generally included in "Net investment income."

Realized investment losses, net are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments, which are declines in value that are considered to be other than temporary. Impairment adjustments are included in "Realized investment losses, net." In evaluating whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following:
(1) whether the decline is substantial; (2) the duration (generally greater than six months); (3) the reasons for the decline in value (credit event, interest related or market fluctuation); (4) the Company's ability and intent to hold the investments for a period of time to allow for a recovery of value; and (5) the financial condition of and near-term prospects of the issuer.

Cash and cash equivalents
Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments, and other debt issues with a maturity of three months or less when purchased.

Deferred policy acquisition costs
The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs ("DAC") are subject to recoverability testing at the end of each accounting period. DAC, for applicable products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General administrative and other expenses" in the period such estimated gross profits are revised.

Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

DAC related to non-participating term insurance are amortized over the expected life of the contracts in proportion to premium income. For guaranteed investment contracts, acquisition costs are expensed as incurred.

The Company and Prudential Insurance have offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company or Prudential Insurance for another form of policy or contract. These transactions are known as internal replacements. If the terms of the new policies are not substantially similar to those of the former policy, the unamortized DAC on the surrendered policies is immediately charged to expense. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the life of the new policies.

Securities loaned
Securities loaned are treated as collateralized financing arrangements and are recorded at the amount of cash received as collateral. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities loaned are with large brokerage firms.

Securities sold under agreements to repurchase
Securities sold under agreements to repurchase are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently reacquired, including accrued interest, as specified in the respective agreements. Assets to be repurchased are the same, or substantially the same, as the assets transferred and the transferor, through right of substitution, maintains the right and ability to redeem the collateral on short notice. The market value of securities to be repurchased is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

Securities lending and securities repurchase agreements are used to generate net investment income. These instruments are short-term in nature (usually 30 days or less). Securities loaned are collateralized principally by U.S. government and mortgage-backed securities. Securities sold under repurchase agreements are collateralized principally by cash. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

Separate account assets and liabilities
Separate account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations and Comprehensive Income. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income". Asset management fees charged to the accounts are included in "Asset management fees".

Separate accounts represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders, with the exception of the Pruco Life Modified Guaranteed Annuity Account. The Pruco Life Modified Guaranteed Annuity Account is a non-unitized separate account, which funds the Modified Guaranteed Annuity Contract and the Market Value Adjustment Annuity Contract. Owners of the Pruco Life Modified Guaranteed Annuity and the Market Value Adjustment Annuity Contracts do not participate in the investment gain or loss from assets relating to such accounts. Such gain or loss is borne, in total, by the Company.

Other assets and other liabilities
Other assets consist primarily of prepaid expenses, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, demutualization consideration not yet paid to policyholders, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Contingencies
Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.


Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Insurance Revenue and Expense Recognition
Premiums from life insurance policies, excluding interest-sensitive life contracts, are generally recognized when due. Benefits are recorded as an expense when they are incurred. For traditional life insurance contracts, a liability for future policy benefits is recorded using the net level premium method. For individual annuities in payout status, a liability for future policy benefits is recorded for the present value of expected future payments based on historical experience.

Certain annuity contracts provide the holder a guarantee that the benefit received upon death will be no less than a minimum prescribed amount that is based upon a combination of net deposits to the contract, net deposits to the contract accumulated at a specified rate or the highest historical account value on a contract anniversary. To the extent the guaranteed minimum death benefit exceeds the current account value at the time of death, the Company incurs a cost that is recorded as "Policyholders' benefits" for the period in which death occurs.

Amounts received as payment for interest-sensitive life, deferred annuities and guaranteed investment contracts are reported as deposits to "Policyholders' account balances". Revenues from these contracts reflected as "Policy charges and fee income" consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of DAC.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Foreign currency translation adjustments
Assets and liabilities of the Taiwan branch are translated to U.S. dollars at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. Cumulative translation adjustments arising from the use of differing exchange rates from period to period are charged or credited directly to "Other comprehensive income (loss)." The cumulative effect of changes in foreign exchange rates are included in "Accumulated other comprehensive income (loss)".

Asset management fees
Through December 31, 2000, and again beginning on February 1, 2002, the Company received asset management fee income from policyholder account balances invested in The Prudential Series Funds ("PSF"), which are a portfolio of mutual fund investments related to the Company's separate account products (refer to Note
12). In addition, the Company receives fees from policyholder account balances invested in funds managed by companies other than Prudential Insurance. Asset management fees are recognized as income as earned.

Derivative Financial Instruments
The Company adopted SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" as amended, on January 1, 2001. Except as noted below, the adoption of this statement did not have a material impact on the results of operations of the Company.

Upon its adoption of FAS 133, the Company reclassified "held to maturity" securities with a fair value of approximately $320.6 million to "available for sale" as permitted by the new standard. This reclassification resulted in unrealized gains of $2.5 million, net of tax, which were recorded in "Accumulated Other Comprehensive income (loss)."

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps and futures, and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at estimated fair value, generally by obtaining quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models.

Derivatives are used to manage the characteristics of the Company's asset/liability mix, and to manage the interest rate and currency characteristics of invested assets. Additionally, derivatives are used to seek to reduce exposure to interest rates and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment ("fair value" hedge), (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge), (3) a foreign currency or cash flow hedge ("foreign currency" hedge),
(4) a hedge of a net investment in a foreign operation, or (5) a derivative entered into as an economic hedge that does not qualify for hedge accounting. As of December 31, 2002, none of the Company's derivatives qualify for hedge accounting treatment.

If a derivative does not qualify for hedge accounting, it is recorded at fair value in "Other long-term investments" or "Other liabilities" in the Consolidated Statements of Financial Position. Changes in fair value are included in "Realized investment losses, net" without considering changes in fair value of the hedged assets or liabilities.

Income Taxes
The Company and its subsidiary are members of the consolidated federal income tax return of Prudential Financial and file separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision. Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.

New Accounting Pronouncements
In June 2001, the Financial Accounting Standards Board (the "FASB") issued SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 requires that an intangible asset acquired either individually or with a group of other assets shall initially be recognized and measured based on fair value. An intangible asset with a finite life is amortized over its useful life to the reporting entity; an intangible asset with an indefinite useful life, including goodwill, is not amortized. All intangible assets shall be tested for impairment in accordance with the statement. As of December 31, 2002, the Company does not have any goodwill or intangible assets.

In July 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS No. 146 requires that a liability for costs associated with an exit or disposal activity be recognized and measured initially at fair value only when a liability is incurred. Prior to the adoption of SFAS No. 146, such amounts were recorded upon the Company's commitment to a restructuring plan. SFAS No. 146 is effective for exit or disposal activities that are initiated after December 31, 2002. Accordingly, the Company will adopt this statement for applicable transactions occurring on or after January 1, 2003.

In November 2002, the FASB issued Interpretation ("FIN") No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others." FIN No. 45 expands existing accounting guidance and disclosure requirements for certain guarantees and requires the recognition of a liability for the fair value of certain types of guarantees upon issuance. FIN No. 45 is applicable to guarantees issued or modified after December 31, 2002. The January 1, 2003 adoption of the Interpretation's guidance did not have a material effect on the Company's financial position. The Company did not have any guarantees to disclose in accordance with the disclosure requirements of the Interpretation.

In January 2003, the FASB issued FIN No. 46, "Consolidation of Variable Interest Entities." FIN No. 46 addresses whether certain types of entities, referred to as variable interest entities ("VIEs"), should be consolidated in a company's financial statements. A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity's expected losses or the right to receive the entity's expected residual returns); or (2) lacks sufficient equity to finance its own activities without financial support provided by other parties, which in turn would be expected to absorb at least some of the expected losses of the VIE. An entity should consolidate a VIE if it stands to absorb a majority of the VIE's expected losses or residual returns. The Company adopted the Interpretation for relationships with VIEs that began on or after February 1, 2003. For VIEs with which an entity became involved in prior to February 1, 2003, the consolidation guidance is required to be implemented by July 1, 2003. Accordingly, the Company is in the process of determining whether it will need to consolidate previously unconsolidated VIEs or to deconsolidate previously consolidated VIEs.

Reclassifications
Certain amounts in the prior years have been reclassified to conform to the current year presentation.

Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3.  INVESTMENTS

Fixed Maturities and Equity Securities:
The following tables provide additional information relating to fixed maturities and equity securities as of December 31:

                                                                              2002
                                                 ---------------------------------------------------------------
                                                                     Gross            Gross
                                                  Amortized       unrealized       unrealized        Estimated
                                                     cost            gains           losses         fair value
                                                 -------------   --------------   --------------   -------------
                                                                         (in thousands)
Fixed maturities available for sale
Bonds:
   U.S. Treasury securities and obligations of
      U.S. government corporations and agencies   $  600,128        $  11,898         $      1      $  612,025

   States, municipalities and political
      subdivisions                                       257                8                -             265

   Foreign government bonds                           45,981            4,707               44          50,644

   Mortgage-backed securities                        120,425            3,242               14         123,653

   Public utilities                                  508,456           28,955            5,826         531,585

   All other corporate bonds                       3,643,436          204,542           11,022       3,836,956

Redeemable preferred stock                             3,008              275              305           2,978
                                                 -------------   --------------   --------------   -------------
Total fixed maturities available for sale         $4,921,691        $ 253,627         $ 17,212      $5,158,106
                                                 =============   ==============   ==============   =============

Equity securities available for sale                 $   100        $     101         $      2      $      199
                                                 =============   ==============   ==============   =============


                                                                              2001
                                                 ---------------------------------------------------------------
                                                                     Gross            Gross
                                                  Amortized       unrealized       unrealized        Estimated
                                                     cost            gains           losses         fair value
                                                 -------------   --------------   --------------   -------------
                                                                         (in thousands)
Fixed maturities available for sale
Bonds:
   U.S. Treasury securities and obligations of
      U.S. government corporations and agencies   $  303,350        $   2,015         $  2,158      $  303,207

   States, municipalities and political
      subdivisions                                       255                -               11             244

   Foreign government bonds                           27,332            2,130                8          29,454

   Mortgage-backed securities                         10,148              160               61          10,247

   Public utilities                                  614,762           21,357            5,666         630,453

   All other corporate bonds                       2,971,740           94,215           23,235       3,042,720

Redeemable preferred stock                             7,885              738               55           8,568
                                                 -------------   --------------   --------------   -------------
Total fixed maturities available for sale         $3,935,472        $ 120,615         $ 31,194      $4,024,893
                                                 =============   ==============   ==============   =============

Equity securities available for sale              $      173        $     220         $     18      $      375
                                                 =============   ==============   ==============   =============

Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

The amortized cost and estimated fair value of fixed maturities, by contractual maturities at December 31, 2002 is shown below:

                                                    Available for sale
                                          --------------------------------------
                                                Amortized        Estimated fair
                                                  cost               value
                                             ---------------    ----------------
                                                       (in thousands)

     Due in one year or less                 $   600,515           $   609,204

     Due after one year through five years     2,536,189             2,654,137

     Due after five years through ten years    1,337,353             1,423,935

     Due after ten years                         327,209               347,177

     Mortgage-backed securities                  120,425               123,653
                                            --------------   -------------------

     Total                                   $ 4,921,691           $ 5,158,106
                                            ==============   ===================

Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 2002, 2001, and 2000, were $1,607.1 million $2,380.4 million, and $2,103.6 million, respectively. Proceeds from the maturity of fixed maturities available for sale during 2002, 2001, and 2000, were $227.0 million, $273.4 million, and $170.2 million, respectively. Gross gains of $20.0 million, $40.3 million, and $15.3 million, and gross losses of $48.2 million, $47.7 million, and $33.9 million were realized on those sales during 2002, 2001, and 2000, respectively.

Writedowns for impairments which were deemed to be other than temporary for fixed maturities were $27.8 million, $53.5 million, and $12.3 million, for the years ended December 31, 2002, 2001 and 2000, respectively.

During 2000, certain securities classified as held to maturity were transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in credit worthiness. The aggregate amortized cost of the securities transferred was $6.6 million. Gross unrealized investment losses of $0.3 million were recorded in "Accumulated Other Comprehensive income (loss)" at the time of transfer. Prior to transfer, impairments related to these securities, if any, were included in "realized investment losses, net". During the year ended December 31, 2000, there were no securities classified as held to maturity that were sold.

Commercial Loans on Real Estate
The Company's commercial loans on real estate were collateralized by the following property types at December 31:

                                         2002                       2001
                                ---------------------      ---------------------
                                                 (in thousands)


     Retail stores                $ 3,556      51.0%        $  4,623     56.4%

     Industrial buildings           3,410      49.0%           3,567     43.6%

                                ---------------------     ----------------------
        Net carrying value        $ 6,966     100.0%        $  8,190    100.0%
                                =====================     ======================

The concentration of commercial loans is in the states of New Jersey (49%), Washington (43%), and North Dakota (8%). As of December 31, 2002 and 2001, there were no non-performing loans and no allowance for losses.

Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

Other Long-Term Investments
The Company's "Other long-term investments" of $83.9 million and $84.3 million as of December 31, 2002 and 2001, respectively, are comprised of joint ventures and limited partnerships, the Company's investment in the separate accounts and certain derivatives for other than trading. Joint ventures and limited partnerships totaled $36.5 million and $35.8 million at December 31, 2002 and 2001, respectively. The Company's share of net income from the joint ventures was $1.4 million, $1.6 million, and $.9 million, for the years ended December 31, 2002, 2001 and 2000, respectively, and is reported in "Net investment income." The Company's investment in the separate accounts was $45.4 million and $44.0 million at December 31, 2002 and 2001, respectively.


Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

                                                                2002               2001              2000
                                                          ----------------  -----------------  -----------------
                                                                              (in thousands)
Fixed maturities - available for sale                       $   275,843       $    279,477       $    237,042
Fixed maturities - held to maturity                                   -                  -             26,283
Equity securities - available for sale                              266                 71                 18
Commercial loans on real estate                                     791                905              1,010
Policy loans                                                     49,436             48,149             45,792
Short-term investments and cash equivalents                      13,540             24,253             29,582
Other                                                             7,071              6,021             16,539
                                                          ----------------  -----------------  -----------------
Gross investment income                                         346,947            358,876            356,266
   Less:  investment expenses                                   (12,461)           (15,238)           (18,347)
                                                          ----------------  -----------------  -----------------
Net investment income                                       $   334,486       $    343,638       $    337,919
                                                          ================  =================  =================


Realized investment losses, net including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:

                                                                2002                2001              2000
                                                          ----------------  -----------------  -----------------
                                                                              (in thousands)
Fixed maturities                                            $   (56,039)      $    (60,924)      $    (34,812)
Equity securities - available for sale                              (78)               (56)               271
Derivatives                                                     (11,746)            (1,396)            15,039
Other                                                              (174)             1,900             (1,177)
                                                          ----------------  -----------------  -----------------

Realized investment losses, net                             $   (68,037)      $    (60,476)      $    (20,679)
                                                          ================  =================  =================

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on securities available for sale are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income (loss)." Changes in these amounts include reclassification adjustments to exclude from "Other Comprehensive income
(loss)," those items that are included as part of "Net income" for a period that also had been part of "Other Comprehensive income (loss)" in earlier periods. The amounts for the years ended December 31, net of tax, are as follows:

Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

                                                                                                             Accumulated
                                                                                                                other
                                                                                                            comprehensive
                                                                                                            income (loss)
                                                                Deferred                       Deferred     related to net
                                               Unrealized        policy      Policyholders'   income tax      unrealized
                                             gains (losses)   acquisition       account       (liability)     investment
                                             on investments      costs         balances         benefit     gains (losses)
                                            ---------------- -------------- ---------------- ------------- ---------------
                                                                            (in thousands)
Balance, January 1, 2000                        $  (84,401)    $   40,292      $  (3,032)     $   18,777     $  (28,364)
Net investment gains on investments
 arising during the period                          56,707              -              -         (21,539)        35,168

Reclassification adjustment for losses
 included in net income                             34,329              -              -         (13,039)        21,290

Impact of net unrealized investment
 gains(losses) on deferred policy
 acquisition costs                                       -        (39,382)             -          14,177        (25,205)

Impact of net unrealized investment
 gains(losses) on policyholders' account
 balances                                                -              -          2,877          (1,036)         1,841
                                            ---------------- -------------- ---------------- ------------- ---------------
Balance, December 31, 2000                           6,635            910           (155)         (2,660)         4,730
Net investment gains on investments
 arising during the period                          22,007              -              -          (7,922)        14,085

Reclassification adjustment for losses
 included in net income                             60,980              -              -         (21,953)        39,027

Impact of net unrealized investment
 gains(losses) on deferred policy
 acquisition costs                                       -        (41,223)             -          14,840        (26,383)

Impact of net unrealized investment
 gains(losses) on policyholders' account
 balances                                                -              -          5,092          (1,833)         3,259
                                            ---------------- -------------- ---------------- ------------- ---------------
Balance, December 31, 2001                          89,622        (40,313)         4,937         (19,528)        34,718
Net investment gains on investments
 arising during the period                          90,774              -              -         (32,679)        58,095
Reclassification adjustment for losses
 included in net income                             56,117              -              -         (20,202)        35,915
Impact of net unrealized investment
 gains(losses) on deferred policy
 acquisition costs                                       -        (67,053)             -          24,139        (42,914)
Impact of net unrealized investment
 gains(losses) on policyholders' account
 balances                                                -              -          9,281          (3,341)         5,940
                                            ---------------- -------------- ---------------- ------------- ---------------
Balance, December 31, 2002                      $  236,513     $ (107,366)     $  14,218      $  (51,611)    $   91,754
                                            ================ ============== -=============== ============= ===============


Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

The table below presents unrealized gains (losses) on investments by asset class at December 31,

                                                2002         2001        2000
                                            ------------  ----------  ----------
                                                         (in thousands)
  Fixed maturities                           $ 236,414    $  89,420    $  9,277
  Equity securities                                 99          202      (2,642)
                                            ------------  ----------  ----------
  Unrealized gains/losses on investments     $ 236,513    $  89,622    $  6,635
                                            ============  ==========  ==========



Securities Pledged, Restricted Assets and Special Deposits
The Company pledges investment securities it owns to unaffiliated parties through certain transactions including securities lending, securities sold under agreements to repurchase, and futures contracts. At December 31, 2002 and 2001, the carrying value of fixed maturities available for sale pledged to third parties as reported in the Consolidated Statements of Financial Position were $613.6 million and $265.2 million, respectively.

Fixed maturities of $2.9 million at December 31, 2002 and 2001, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Equity securities restricted as to sale were $.1 million and $.2 million at December 31, 2002 and 2001, respectively.



4.  DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                               2002              2001             2000
                                                           --------------- ---------------- -----------------
                                                                           (in thousands)
Balance, beginning of year                                  $  1,159,830     $  1,132,653     $  1,062,785
Capitalization of commissions, sales and issue expenses          328,658          295,823          242,322
Amortization                                                    (268,438)        (156,092)        (129,049)
Change in unrealized investment (gains) losses                   (67,053)         (41,223)         (39,382)
Foreign currency translation                                           -            1,773           (4,023)
Transfer of Taiwan branch balance to an affiliated company             -          (73,104)               -
                                                           --------------- ---------------- -----------------
Balance, end of year                                        $  1,152,997     $  1,159,830     $  1,132,653
                                                           =============== ================ =================

5.  POLICYHOLDERS' LIABILITIES

Future policy benefits and other policyholder liabilities at December 31, are as follows:

                                                 2002             2001
                                            --------------   --------------
                                                    (in thousands)
    Life insurance - domestic                  $ 578,211         $500,974
    Life insurance - Taiwan                      311,300          260,632
    Individual annuities                          31,830           32,423
    Group annuities                               13,205           14,201
                                            --------------   --------------
    Total future policy benefits               $ 934,546         $808,230
                                            ==============   ==============

Life insurance liabilities include reserves for death benefits and other policy benefits. Annuity liabilities include reserves for annuities that are in payout status.

Future policy benefits for domestic and Taiwan traditional life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture rates which range from 2.50% to 8.75% for domestic insurance and 6.25% to 7.50% for Taiwan reserves. Less than 1% of the reserves are based on interest rates in excess of 8%.

Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

5.  POLICYHOLDERS' LIABILITIES (continued)

Future policy benefits for individual and group annuities are equal to the aggregate of 1) the present value of expected future payments on the basis of actuarial assumptions established at issue, and 2) premium deficiency reserves. Assumptions as to mortality are based on the Company's experience when the basis of the reserve is established. The interest rates used in the determination of the individual annuities reserves range from 6.25% to 11.00%, with less than 14% of the reserves based on an interest rate in excess of 8%. The interest rate used in the determination of group annuities reserves is 14.75%.


Policyholders' account balances at December 31, are as follows:

                                                 2002             2001
                                            --------------   --------------
                                                    (in thousands)

    Interest-sensitive life contracts        $ 2,102,179      $ 1,976,710
    Individual annuities                       1,593,703          976,237
    Guaranteed investment contracts            1,159,879          994,743
                                            --------------   --------------
    Total policyholders' account balances    $ 4,855,761      $ 3,947,690
                                            ==============   ==============


Policyholders' account balances for interest-sensitive life, individual annuities, and guaranteed investment contracts represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges. Interest crediting rates range from 4.00% to 6.75% for interest-sensitive life contracts. Interest crediting rates for individual annuities range from 3.00% to 16.00%, with less than 1% of policyholders' account balances with interest crediting rates in excess of 8%. Interest crediting rates for guaranteed investment contracts range from 3.50% to 8.03%, with less than 1% of policyholders' account balances with interest crediting rates in excess of 8%.


6.  REINSURANCE

The Company participates in reinsurance, with Prudential Insurance and an affiliate and other companies, in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability reassumed by the Company is considered to be remote.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The affiliated reinsurance agreements, including the Company's reinsurance of all its Taiwanese business as of February 1, 2001, are described further in Note 12.

During 2002, a new product, referred to as Magnastar was introduced. The Magnastar product is a proprietary variable universal life product developed by the M Life Insurance Company. The Company has entered into modified coinsurance and yearly renewal term reinsurance agreements related to this product. Premiums ceded for the Magnastar product for 2002 were approximately $88 million.

Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6.  REINSURANCE  (Continued)

Reinsurance amounts included in the Consolidated Statements of Operations and Comprehensive Income for the year ended December 31, are as follows:

                                                            2002             2001              2000
                                                        -----------      -----------       ------------
                                                                        (in thousands)
    Direct  premiums  and  policy  charges  and fee         $862,723        $686,887           $609,630
     income
       Reinsurance assumed                                         -             162              1,671
       Reinsurance ceded                                    (203,982)        (105,996)          (14,519)
                                                         -----------      -----------      ------------
    Premiums and policy charges and fee income              $658,741         $581,053          $596,782

    Policyholders' benefits ceded                            $70,327          $23,733           $ 5,472



Reinsurance ceded for interest-sensitive life products is accounted for as a reduction of policy charges and fee income. Reinsurance ceded for term insurance products is accounted for as a reduction of premiums.

Reinsurance recoverables, included in the Company's Consolidated Statements of Financial Position at December 31, were as follows:
                                                2002             2001
                                            ------------    -------------
                                                    (in thousands)

    Domestic life insurance -                  $ 37,529         $ 11,014
    affiliated
    Domestic life insurance -                    31,137           14,850
    unaffiliated
    Other reinsurance - affiliated               13,205           14,201

    Taiwan life insurance-affiliated            311,300          260,632
                                            ------------    -------------
                                               $393,171        $ 300,697
                                            ============    =============


The gross and net amounts of life insurance in force at December 31, were as follows:

                                                            2002             2001               2000
                                                      ----------------   ---------------   ---------------
                                                                        (in thousands)
    Life insurance face amount in force                $ 118,381,408      $ 84,317,628      $ 66,327,999
    Ceded to other companies                             (49,113,635)      (25,166,264)       (7,544,363)
                                                      ----------------   ---------------   ---------------
    Net amount of life insurance in force              $  69,267,773      $ 59,151,364      $ 58,783,636
                                                      ================   ===============   ===============


Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

7.  INCOME TAXES

The components of income tax (benefit) expense for the years ended December 31, are as follows:

                                                            2002               2001              2000
                                                      ----------------   ---------------   ---------------
                                                                         (in thousands)
    Current tax (benefit) expense:
       U.S.                                                $ (65,004)       $ (100,946)         $  8,588
       State and local                                           309             1,866                38
       Foreign                                                    39               124                35
                                                      ----------------   ---------------   ---------------
       Total                                                 (64,656)          (98,956)            8,661
                                                      ----------------   ---------------   ---------------

    Deferred tax expense (benefit):
       U.S.                                                   15,709            76,155            43,567
       State and local                                        (3,556)           (2,454)            2,204
                                                      ----------------   ---------------   ---------------
       Total                                                  12,153            73,701            45,771
                                                      ----------------   ---------------   ---------------
     Total income tax (benefit) expense                    $ (52,503)        $ (25,255)         $ 54,432
                                                      ================   ===============   ===============

The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:

                                                            2002               2001              2000
                                                      ----------------   ---------------   ---------------
                                                                         (in thousands)
     Expected federal income tax (benefit) expense         $ (13,652)        $  14,814          $ 55,275
         State and local income taxes                         (2,111)             (382)            1,457
         Non taxable investment income                       (41,745)          (38,693)           (6,443)
         Incorporation of Taiwan branch                        7,545            (1,774)                -
         Other                                                (2,540)              780             4,143
                                                      ----------------   ---------------   ---------------
         Total income tax (benefit) expense                $ (52,503)        $ (25,255)         $ 54,432
                                                      ================   ===============   ===============

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                2002             2001
                                            ------------    -------------
                                                    (in thousands)
    Deferred tax assets
         Insurance reserves                   $ 24,976        $  43,317
         Tax loss carry forwards                23,706            5,642
         Other                                   3,871            9,309
                                            ------------    -------------
         Deferred tax assets                    52,553           58,268
                                            ------------    -------------
    Deferred tax liabilities
         Deferred acquisition costs            312,150          324,082
         Net unrealized gains on securities     85,145           32,264
         Investments                            18,299           20,644
                                            ------------    -------------
         Deferred tax liabilities              415,594          376,990
                                            ------------    -------------

    Net deferred tax liability               $ 363,041        $ 318,722
                                            ============    =============

Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

7.  INCOME TAXES (continued)

Management believes that based on its historical pattern of taxable income, the Company and its subsidiary will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 2002 and 2001, the Company and its subsidiary had federal capital loss carryforwards for tax purposes of $40 million and $0 million, respectively, which expire by 2007. At December 31, 2002 the Company had state operating loss carryforwards of $592 million and capital loss carryforwards of $40 million, which expire by 2017 and 2007, respectively. At December 31, 2001, the Company had state operating loss carryforwards of $369 million, which expire by 2016.

The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1992 as well as 1996. The Service has examined the years 1993 through 1995 and the Company is in the process of finalizing an agreement with the Service with respect to proposed adjustments for those tax years. The Service has begun its examination of 1997 through 2001. Management believes sufficient provisions have been made for potential adjustments.

8.  STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) of the Company amounted to $(238.8) million, $71.5 million, and $(50.5) million, for the years ended December 31, 2002, 2001, and 2000, respectively. Statutory surplus of the Company amounted to $471.0 million and $728.7 million at December 31, 2002 and 2001, respectively.

In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles guidance ("Codification"), which replaced the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. Codification provided guidance for areas where statutory accounting had been silent and changed current statutory accounting in certain areas. The Company adopted the Codification guidance effective January 1, 2001. As a result of these changes, the Company reported an increase to statutory surplus of $81 million, primarily relating to the recognition of deferred tax assets.

The Company is subject to Arizona law which limits the amount of dividends that insurance companies can pay to stockholders. The maximum dividend which may be paid in any twelve-month period without notification or approval is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, the Company would not be permitted a dividend distribution without prior approval in 2003.

During 2001, the Company received approval from the Arizona Department of Insurance to pay an extraordinary dividend to Prudential Insurance of $108 million.

Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimated fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying value approximates estimated fair value).

Fixed maturities and Equity securities
Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Generally, fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The estimated fair value of certain non-performing private placement securities is based on amounts estimated by management.

Commercial loans on real estate
The estimated fair value of the portfolio of commercial loans on real estate is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality loan.

Policy loans
The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment contracts
For guaranteed investment contracts and other similar contracts without life contingencies, estimated fair values are derived using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

Derivative financial instruments
Refer to Note 11 for the disclosure of fair values on these instruments.

The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

                                                                      2002                                  2001
                                                        ----------------------------------    -------------------------------
                                                            Carrying         Estimated           Carrying        Estimated
                                                             value          fair value            value         fair value
                                                        ---------------  -----------------    --------------- ---------------
                                                                                     (in thousands)
Financial assets:
   Fixed maturities available for sale                    $ 5,158,106        $ 5,158,106        $ 4,024,893     $ 4,024,893
   Equity securities                                              199                199                375             375
   Commercial loans on real estate                              6,966              8,894              8,190          10,272
   Policy loans                                               879,506          1,031,169            874,065         934,203
   Short-term investments                                     214,342            214,342            215,610         215,610
   Cash and cash equivalents                                  436,182            436,182            374,185         374,185
   Separate account assets                                 12,696,758         12,696,758         14,920,584      14,920,584

Financial liabilities:
   Investment contracts                                     2,830,511          2,906,692          2,003,265       2,053,259
   Cash collateral for loaned securities                      225,518            225,518            190,022         190,022
   Securities sold under repurchase
    agreements                                                400,507            400,507             80,715          80,715
   Separate account liabilities                            12,696,758         12,696,758         14,920,584      14,920,584

                                      B-20

Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

Types of Derivative Instruments

Interest Rate Swaps
Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches). Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Futures
Exchange-traded treasury futures are used by the Company to reduce market risks from changes in interest rates and, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets. As an example, the Company agrees to purchase or sell a specified number of contracts, the value of which are determined by the value of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commissions merchants who are members of a trading exchange.

Treasury futures are used to hedge duration mismatches between assets and liabilities by replicating Treasury performance. Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline that selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

Currency Swaps
Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

The table below summarizes the Company's outstanding positions by derivative instrument types as of December 31, 2002 and 2001. All of the derivatives are carried on the Consolidated Statements of Financial Position at estimated fair value.

                                                 Derivatives
                                        2002                       2001
                              -----------------------    -----------------------
                                           Estimated                   Estimated
                             Notional     fair value      Notional    fair value
                           ------------  -----------    -----------  -----------
                                               (in thousands)
    Non-Hedge Accounting

    Swap instruments:
    Interest rate             $14,405       $  414        $  9,470       $  638
    Currency                   21,244        1,571          24,785        3,858

    Future contracts:
    US Treasury futures        12,400         (407)        141,300          632

Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continuted)

Credit Risk
The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's swaps transactions is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. Because exchange-traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments. The credit exposure of exchange-traded instruments is represented by the negative change, if any, in the fair value (market value) of contracts from the fair value (market value) at the reporting date.

The Company manages credit risk by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. In addition, the Company enters into over-the-counter swaps pursuant to master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Likewise, the Company effects exchange-traded futures and options through regulated exchanges and these positions are marked to market on a daily basis.


11. CONTINGENCIES AND LITIGATION

Contingencies
On an ongoing basis, our internal supervisory and control functions review the quality of our sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. In certain cases, if appropriate, we may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate payments in connection with these matters should not have a material adverse effect on the Company's financial position.

Litigation
The Company and Prudential Insurance are subject to legal and regulatory actions in the ordinary course of their businesses, including class actions. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to the Company and Prudential Insurance and that are typical of the businesses in which the Company and Prudential Insurance operate. Class action and individual lawsuits involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. We are also subject to litigation arising out of our general business activities, such as our investments and third party contracts. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

The Company and Prudential Insurance have been subject to substantial regulatory actions and civil litigation, including class actions, involving individual life insurance sales practices from 1982 through 1995. As of January 31, 2003, the Company and Prudential Insurance have resolved those regulatory actions, its sales practices class action litigation and virtually all of the individual sales practices actions filed by policyholders who "opted out" of the sales practices class action. Prudential Insurance has indemnified the Company for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

The Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on the Company's financial position.

Pruco Life Insurance Company and Subsidiary
--------------------------------------------------------------------------------
Notes to Consolidated Financial Statements

12.  RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. It is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations
All of the Company's expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into the following categories: general and administrative expenses, agency distribution expenses and asset management fees.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees (except for those agents employed directly by the Company in Taiwan), supplies, use of equipment and office space are provided by Prudential Insurance. The Company is allocated estimated distribution expenses from Prudential's agency distribution network for both its domestic life and annuity products. The Company has capitalized the majority of these distribution expenses as deferred policy acquisition costs. Beginning April 1, 2000, the Company and Prudential Insurance agreed to revise the estimate of allocated distribution expenses to reflect a market based pricing arrangement.

In accordance with a profit sharing agreement with Prudential Insurance that was in effect through December 31, 2000, the Company received fee income from policyholder account balances invested in the Prudential Series Funds ("PSF"). These revenues were recorded as "Asset management fees" in the Consolidated Statements of Operations and Comprehensive Income. The Company was charged an asset management fee by Prudential Global Asset Management ("PGAM") and Jennison Associates LLC ("Jennison") for managing the PSF portfolio. These fees are a component of "general, administrative and other expenses."

On September 29, 2000, the Board of Directors for the Prudential Series Fund, Inc. ("PSFI") adopted resolutions to terminate the existing management agreement between PSFI and Prudential Insurance, and appointed another subsidiary of Prudential Financial as the fund manager for the PSF. The change was approved by the shareholders of PSF during early 2001 and became effective January 1, 2001. From January 1, 2001 through January 31, 2002 the Company did not receive fees associated with the PSF. In addition, the Company did not incur the asset management expense from PGAM and Jennison associated with the PSF, during that period.

In accordance with a revenue sharing agreement with Prudential Investments LLC, which began on February 1, 2002, the Company receives fee income from policyholder account balances invested in the PSF. These revenues are recorded as "Asset management fees" in the Consolidated Statements of Operations and Comprehensive Income. There are no asset management expenses charged under the agreement.

Corporate Owned Life Insurance
The Company has sold four Corporate Owned Life Insurance ("COLI") policies to Prudential Insurance. The fourth policy was issued in December 2002 and has a cash surrender value of $180.8 million at December 31, 2002. Income earned for the year on this policy is $7.1 million consisting of $12.0 million in policy fees offset by $2.4 million in reserves and $2.5 million in DAC amortization. The cash surrender value included in separate accounts for all COLI policies was $835.6 million and $647.2 million at December 31, 2002 and December 31, 2001, respectively. Fees related to all of the COLI policies were $21.0 million, $7.0 million and $9.6 million for the years ending December 31, 2002, 2001, and 2000.

Reinsurance with affiliates
The Company currently has four reinsurance agreements in place with Prudential Insurance and affiliates. Specifically, the Company has a reinsurance Group Annuity Contract, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract. In addition, there are two yearly renewable term agreements in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. The effect these agreements had on net income for the periods ended December 31, 2002 or 2001 is reflected in the statement of operations. Information regarding these agreements is provided below and in Note
6. The fourth agreement, which became effective in 2001, is described in the following paragraphs.

On January 31, 2001, the Company transferred all of its assets and liabilities associated with the Company's Taiwan branch including Taiwan's insurance book of business to an affiliated Company, Prudential Life Insurance Company of Taiwan Inc. ("Prudential of Taiwan"), a wholly owned subsidiary of Prudential Financial.

Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

12.  RELATED PARTY TRANSACTIONS (Continued)

The mechanism used to transfer this block of business in Taiwan is referred to as a "full acquisition and assumption" transaction. Under this mechanism, the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under accounting principles generally accepted in the United States. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established.

As part of this transaction, the Company made a capital contribution to Prudential of Taiwan in the amount of the net equity of the Company's Taiwan branch as of the date of transfer. In July 2001, the Company dividended its interest in Prudential of Taiwan to Prudential Financial.

Affiliated premiums ceded for the periods ended December 31, 2002 and 2001 from the Taiwan coinsurance agreement were $79.6 million and $82.5 million, respectively. Affiliated benefits ceded for the periods ended December 31, 2002 and 2001, from the Taiwan coinsurance agreement were $14.2 and $12.9 million, respectively. As mentioned above, this agreement did not go into effect until January 31, 2001.

Affiliated premiums ceded from domestic life reinsurance agreements for the periods ended December 31, 2002, 2001, and 2000 were $11.1 million, $9.9 million, and $7.6 million, respectively. Affiliated benefits ceded for the periods ended December 31, 2002, 2001, and 2000 from domestic life reinsurance agreements are $32.5 million in 2002, and $0 in 2001 and 2000.

Group annuities affiliated benefits ceded were $2.9 million in 2002 and $3.0 million in 2001 and 2000.

Debt Agreements
The Company has a revolving line of credit facility of up to $700 million with Prudential Funding LLC, a wholly owned subsidiary of Prudential Insurance. The total of asset-based financing and borrowing under this credit facility cannot be more than $700 million. There is no outstanding debt relating to this credit facility as of December 31, 2002 or December 31, 2001.


13.  QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2002 and 2001 are summarized in the table below:

                                                                       Three months ended
                                               ---------------------------------------------------------------
                                                    March 31        June 30      September 30    December 31
                                               ---------------------------------------------------------------
2002                                                                 (in thousands)
----
Total revenues                                      $ 224,036      $ 220,233       $ 231,399       $ 275,124
Total benefits and expenses                           199,355        245,823         295,123         249,496
Income (loss) from operations before income taxes      24,681       (25,590)         (63,724)         25,628
Net income (loss)                                      19,471       (17,264)         (28,554)         39,845

2001
----
Total revenues                                      $ 246,532      $ 220,871       $ 190,515       $ 219,156
Total benefits and expenses                           209,252        205,332         220,648         199,515
Income (loss) from operations before income taxes      37,280         15,539         (30,133)         19,641
Net income (loss)                                      28,639         12,894         (21,768)         47,817


                        Report of Independent Accountants
                        ---------------------------------



   To the Board of Directors and Stockholder of Pruco Life Insurance Company

   In our opinion, the consolidated financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Pruco Life Insurance Company (a wholly-owned subsidiary of The Prudential Insurance Company of America) and its subsidiary at December 31, 2002 and 2001, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



   /s/  PricewaterhouseCoopers LLP

   New York, New York
   February 11, 2003

STRATEGIC PARTNERS(SM)
ANNUITY ONE
VARIABLE ANNUITY
--------------------------------------------------------------------------------
PROSPECTUS: MAY 1, 2003

THIS PROSPECTUS DESCRIBES AN INDIVIDUAL VARIABLE ANNUITY CONTRACT OFFERED BY PRUCO LIFE INSURANCE COMPANY (PRUCO LIFE). PRUCO LIFE IS A WHOLLY-OWNED SUBSIDIARY OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA.

THE FUNDS
------------------------------------------------------------

Strategic Partners Annuity One offers a wide variety of investment choices, including 27 variable investment options that invest in mutual funds managed by these leading asset managers:

PRUDENTIAL INVESTMENTS LLC
JENNISON ASSOCIATES LLC
A I M CAPITAL MANAGEMENT, INC.
ALLIANCE CAPITAL MANAGEMENT, LP
CALAMOS ASSET MANAGEMENT, INC.
DAVIS ADVISORS
DEUTSCHE ASSET MANAGEMENT INVESTMENT SERVICES LIMITED
FIDELITY MANAGEMENT & RESEARCH COMPANY
GE ASSET MANAGEMENT, INCORPORATED
INVESCO FUNDS GROUP, INC.
JANUS CAPITAL MANAGEMENT LLC
MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS)
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (PIMCO)
SALOMON BROTHERS ASSET MANAGEMENT INC.

You may choose between two basic versions of Strategic Partners Annuity One. One version, the Contract With Credit, provides for a bonus credit that we add to each purchase payment you make. If you choose this version of Strategic Partners Annuity One, some charges and expenses may be higher than if you choose the version without the credit. Those higher charges could exceed the amount of the credit under some circumstances, particularly if you withdraw purchase payments within a few years of making those purchase payments. The Contract With Credit comes in two forms -- one form under which bonus credits generally are not recaptured once the free look period expires and which bears higher charges, and the other form under which bonus credits vest over several years. We will continue to offer the latter version of the Contract With Credit in a State until the State has approved the former version, after which approval we will offer only the former version. We will continue to offer this version in states where other, subsequent versions, which are described in a different prospectus, are not yet approved in a state.

PLEASE READ THIS PROSPECTUS
------------------------------------------------------------

Please read this prospectus before purchasing a Strategic Partners Annuity One variable annuity contract, and keep it for future reference. Current prospectuses for the underlying mutual funds accompany this prospectus. These prospectuses contain important information about the mutual funds. Please read these prospectuses and keep them for reference as well.

TO LEARN MORE ABOUT STRATEGIC PARTNERS ANNUITY ONE
------------------------------------------------------------

To learn more about the Strategic Partners Annuity One variable annuity, you can request a copy of the Statement of Additional Information (SAI) dated May 1, 2003. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. Pruco Life also files other reports with the SEC. All of these filings can be reviewed and copied at the SEC's office, and can also be obtained from the SEC's Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. The SEC maintains a Web site (http://www.sec.gov) that contains the Strategic Partners Annuity One SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is on Page 55 of this prospectus.

FOR A FREE COPY OF THE SAI CALL US AT:
------------------------------------------------------------

- (888) PRU-2888 or write to us at:

- Prudential Annuity Service Center
  P.O. Box 7960
  Philadelphia, PA 19101

THE SEC HAS NOT DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE. INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN STRATEGIC PARTNERS ANNUITY ONE IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

STRATEGIC PARTNERS(SM) IS A SERVICE MARK OF THE PRUDENTIAL INSURANCE COMPANY OF
AMERICA.                                                               ORD000045

CONTENTS
--------------------------------------------------------------------------------

                                       PART I: STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS
                                       -------------------------------------------------

                                       SUMMARY
                                       -------
                                                Glossary...........................................      6
                                                Summary............................................      9
                                                Summary of Contract Expenses.......................     15
                                                Expense Examples...................................     19

                                       PART II: STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS
                                       ------------------------------------------------------------

                                       SECTIONS 1-9
                                       ------------------------------------------------------------

                                           Section 1: What is the Strategic Partners Annuity One
                                             Variable Annuity?.....................................     25
                                                Short Term Cancellation Right or "Free Look".......     26

                                           Section 2: What Investment Options Can I Choose?........     27
                                                Variable Investment Options........................     27
                                                Fixed Interest Rate Options........................     28
                                                Transfers Among Options............................     29
                                                Market Timing......................................     30
                                                Other Available Features...........................     30
                                                Voting Rights......................................     31
                                                Substitution.......................................     31

                                           Section 3: What Kind of Payments Will I Receive During
                                             the Income Phase? (Annuitization).....................     32
                                                Payment Provisions Without the Guaranteed Minimum
                                                  Income Benefit...................................     32
                                                    Option 1: Annuity Payments for a Fixed
                                                      Period.......................................     32
                                                    Option 2: Life Annuity with 120 Payments (10
                                                      Years) Certain...............................     32
                                                    Option 3: Interest Payment Option..............     32
                                                    Other Annuity Options..........................     33
                                                    Tax Considerations.............................     33
                                                Guaranteed Minimum Income Benefit..................     33
                                                    GMIB Option 1 -- Single Life Payout Option.....     34
                                                    GMIB Option 2 -- Joint Life Payout Option......     34

                                           Section 4: What is the Death Benefit?...................     35
                                                Beneficiary........................................     35
                                                Calculation of the Death Benefit...................     35
                                                Special Rules If Joint Owners......................     36
                                                Payout Options.....................................     36
                                                Earnings Appreciator -- Supplemental Death
                                                  Benefit..........................................     36
                                                Spousal Continuance Benefit........................     38

                                           Section 5: How Can I Purchase a Strategic Partners
                                             Annuity One Contract?.................................     40
                                                Purchase Payments..................................     40
                                                Allocation of Purchase Payments....................     40
                                                Credits............................................     40
                                                Calculating Contract Value.........................     41

--------------------------------------------------------------------------------

                                           Section 6: What are the Expenses Associated with the
                                             Strategic Partners Annuity One Contract?..............     43
                                                Insurance and Administrative Charge................     43
                                                Earnings Appreciator Charge........................     43
                                                Guaranteed Minimum Income Benefit Charge...........     44
                                                Contract Maintenance Charge........................     44
                                                Withdrawal Charge..................................     45
                                                Waiver of Withdrawal Charges for Critical Care.....     46
                                                Taxes Attributable to Premium......................     46
                                                Transfer Fee.......................................     46
                                                Company Taxes......................................     46
                                                Underlying Mutual Fund Fees........................     46

                                           Section 7: How Can I Access My Money?...................     47
                                                Withdrawals During the Accumulation Phase..........     47
                                                Automated Withdrawals..............................     47
                                                Suspension of Payments or Transfers................     47

                                           Section 8: What are the Tax Considerations Associated
                                             with the Strategic Partners Annuity One Contract?.....     48
                                                Contracts Owned by Individuals (Not Associated with
                                                  Tax-Favored Retirement Plans)....................     48
                                                Contracts Held by Tax-Favored Plans................     50

                                           Section 9: Other Information............................     54
                                                Pruco Life Insurance Company.......................     54
                                                The Separate Account...............................     54
                                                Sale and Distribution of the Contract..............     54
                                                Litigation.........................................     54
                                                Assignment.........................................     55
                                                Financial Statements...............................     55
                                                Statement of Additional Information................     55
                                                Householding.......................................     55
                                                IRA Disclosure Statement...........................     56

                                           Appendix................................................     60
                                                Accumulation Unit Values...........................     60
                                                Calculation of Earnings Appreciator Benefit........     71


                                       PART III: PROSPECTUSES
                                       ----------------------

                                       VARIABLE INVESTMENT OPTIONS
                                       ---------------------------

                                        THE PRUDENTIAL SERIES FUND, INC.

                                        JANUS ASPEN SERIES


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 4
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PART I SUMMARY
--------------------------------------------------------------------------------
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS

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                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

GLOSSARY
--------------------------------------------------------------------------------
WE HAVE TRIED TO MAKE THIS PROSPECTUS AS EASY TO READ AND UNDERSTAND AS POSSIBLE. BY THE NATURE OF THE CONTRACT, HOWEVER, CERTAIN TECHNICAL WORDS OR TERMS ARE UNAVOIDABLE. WE HAVE IDENTIFIED THE FOLLOWING AS SOME OF THESE WORDS OR TERMS.

ACCUMULATION PHASE

The period that begins with the contract date (which we define below) and ends when you start receiving income payments, or earlier if the contract is terminated through a full withdrawal or payment of a death benefit.

ADJUSTED CONTRACT VALUE

When you begin receiving income payments, the value of your contract minus (i) any charge we impose for premium taxes and (ii) if you have chosen the Contract With Credit, any credit that has not yet vested.

ADJUSTED PURCHASE PAYMENT

Your invested purchase payment adjusted for any subsequent withdrawals. The adjusted purchase payment is used only for calculations of the Earnings Appreciator benefit.

ANNUITANT

The person whose life determines the amount of income payments that we will pay. If the annuitant dies before the annuity date, the co-annuitant (if any) becomes the annuitant if the contract's requirements for changing the annuity date are met. If, upon the death of the annuitant, there is no surviving co-annuitant, and the owner is not the annuitant, then the owner becomes the annuitant.

ANNUITY DATE

The date when income payments are scheduled to begin.

BENEFICIARY

The person(s) or entity you have chosen to receive a death benefit.

CONTRACT DATE

The date on which we credit your initial purchase payment. We will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment and all necessary paperwork in good order at the Prudential Annuity Service Center. Contract anniversaries are measured from the contract date. A contract year starts on the contract date or on a contract anniversary.

CONTRACT OWNER, OWNER, OR YOU

The person entitled to the ownership rights under the contract.

CONTRACT VALUE

This is the total value of your contract, equal to the sum of the values of your investment in each investment option you have chosen. Your contract value will go up or down based on the performance of the investment options you choose.

CONTRACT WITH CREDIT

A version of the annuity contract that provides for a bonus credit with each purchase payment that you make, has higher withdrawal charges and (with respect to one version) a longer withdrawal charge period than the Contract Without Credit, and has no fixed rate investment options available. The Contract With Credit comes in two forms, under one of which the bonus credits generally are not recaptured once the free look period expires and which bears higher charges, and under the other, the bonus credits vest over a period of several years. We will continue to offer the latter version of the Contract With Credit in a State until the State has approved the former version, after which approval we will offer only the former version.

CONTRACT WITHOUT CREDIT

A version of the annuity contract that does not provide a credit, has lower withdrawal charges and a shorter withdrawal charge period (than the original version of the Contract With Credit), and offers two fixed rate investment options: a one-year fixed rate option and a dollar cost averaging fixed rate option. Beginning in 2002, we started offering a version of the Contract Without Credit that differs from previously-issued Contracts Without Credit with regard to maximum issue age, maximum annuitization

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

age, Spousal Continuance Benefit, contract maintenance charge, and minimum guaranteed interest rate.

CREDIT

If you choose the Contract With Credit (which we previously defined), this is the bonus amount that we allocate to your account each time you make a purchase payment. The amount of the credit is a percentage of the purchase payment. Under one version of the Contract With Credit, the credit is subject to a vesting schedule, which means that if you withdraw all or part of a purchase payment within a certain period, or you begin the income phase or we pay a death benefit during that period, we may take back all or part of the credit. Under another version of the Contract With Credit, bonus credits generally are not recaptured once the free look period expires. Our reference in the preceding sentence to "generally are not recaptured" refers to the fact that we have the contractual right to deduct, from the death benefit we pay, the amount of any credit corresponding to a purchase payment made within one year before death. We have the ability to recapture such credits under both versions of the Contract With Credit. See "How Can I Purchase A Strategic Partners Annuity One Contract" on page 40.

DEATH BENEFIT

If the sole or last surviving owner dies, the beneficiary you designate will receive, at a minimum, the total amount invested, reduced by withdrawals or a potentially greater amount related to market appreciation. A guaranteed minimum death benefit is available for an additional charge.

DOLLAR COST AVERAGING FIXED RATE OPTION (DCA FIXED RATE OPTION)

An investment option that offers a fixed rate of interest for a selected period during which periodic transfers are automatically made to selected variable investment options. We guarantee your money will earn at least 3% while it is allocated to this option. Payments you allocate to the DCA Fixed Rate Option become part of Pruco Life's general assets until they are transferred.

EARNINGS APPRECIATOR

An optional feature that may be available for an additional charge that may provide a supplemental death benefit based on earnings under the contract.

FIXED INTEREST RATE OPTIONS

Under the Contract Without Credit (which we previously defined), these are investment options that offer a fixed rate of interest for either a one-year period (fixed rate option) or a selected period during which periodic transfers are made to selected variable investment options (dollar cost averaging fixed rate option). The fixed interest rate options are available only with the Contract Without Credit.

GUARANTEED MINIMUM DEATH BENEFIT (GMDB)

An optional feature available for an additional charge that guarantees that the death benefit that the beneficiary receives will be no less than a certain "protected value". Depending upon the terms of your contract, the protected value for the guaranteed minimum death benefit may equal the "roll-up value," the "step-up value," or the larger of the two. We define these terms below.

GUARANTEED MINIMUM INCOME BENEFIT (GMIB)

An optional feature that may be available for an additional charge that guarantees that the income payments you receive during the income phase will be no less than a certain "protected value" applied to the GMIB guaranteed annuity purchase rates. Currently, the protected value for the guaranteed minimum income benefit is equal to the "roll-up value," which we define below.

INCOME OPTIONS

Options under the contract that define the frequency and duration of income payments. In your contract, we also refer to these as payout or annuity options.

INCOME PHASE

The period in which you receive income payments under the contract.

INVESTED PURCHASE PAYMENTS

Your purchase payments (which we define below) less any deduction we make for any premium or other tax charge.

GLOSSARY CONTINUED
--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

JOINT OWNER

The person named as the joint owner, who shares ownership rights with the owner as defined in the contract.

NET PURCHASE PAYMENTS

Your total purchase payments (which we define below) less any withdrawals you have made.

PROTECTED VALUE

If you choose a guaranteed minimum death benefit and/or guaranteed minimum income benefit, the guaranteed amount upon which the benefit is calculated. If both the guaranteed minimum death benefit and the guaranteed minimum income benefit are available to you and you choose both of these options, the protected value of each may be different. Depending upon the terms of your contract, the protected value of the guaranteed minimum death benefit may generally equal the "roll-up value," the "step-up value," or the greater of the two. The protected value of the guaranteed minimum income benefit, if available, will generally equal the "roll-up value." After we no longer increase the "roll-up" or "step-up" values, the protected value will stop increasing except by subsequent invested purchase payments.

PRUDENTIAL ANNUITY SERVICE CENTER

For general correspondence: P.O. Box 7960, Philadelphia, PA 19101. For express overnight mail: 2101 Welsh Road, Dresher, PA 19025. The telephone number is 888-PRU-2888. Prudential's Web site is www.prudential.com.

PURCHASE PAYMENTS

The amount of money you pay us to purchase the contract. With some restrictions, you can make additional purchase payments at any time during the accumulation phase.

ROLL-UP VALUE

The total of all invested purchase payments compounded daily at an effective annual rate of 5.0%, subject to a cap of 200% of all invested purchase payments and to certain age restrictions. Both the roll-up and the cap are reduced proportionally by withdrawals. Depending upon the terms of your contract and what options you choose, we may use the roll-up value to compute the protected value of the guaranteed minimum death benefit and/or the guaranteed minimum income benefit.

SEPARATE ACCOUNT

We hold your purchase payments allocated to the variable investment options in a separate account called the Pruco Life Flexible Premium Variable Annuity Account. The separate account is set apart from all of the general assets of Pruco Life.

STATEMENT OF ADDITIONAL INFORMATION

A document containing certain additional information about the Strategic Partners Annuity One variable annuity. We have filed the Statement of Additional Information with the Securities and Exchange Commission and it is legally a part of this prospectus. To learn how to obtain a copy of the Statement of Additional Information, see the front cover of this prospectus.

STEP-UP VALUE

The highest value of the contract on any contract anniversary date, subject to certain age restrictions. Between anniversary dates, the step-up value is only increased by additional purchase payments and reduced proportionally by withdrawals. Depending upon the terms of your contract and what options you choose, we may use the step-up value to compute the protected value of the guaranteed minimum death benefit.

TAX DEFERRAL

This is a way to increase your assets without currently being taxed. Generally, you do not pay taxes on your contract earnings until you take money out of your contract. You should be aware that tax favored plans (such as IRAs) already provide tax deferral regardless of whether they invest in annuity contracts. See "What Are the Tax Considerations Associated with the Strategic Partners Annuity One Contract," page 48.

VARIABLE INVESTMENT OPTION

When you choose a variable investment option, we purchase shares of the underlying mutual fund that are held as an investment for that option. We hold these shares in the separate account. The division of the separate account of Pruco Life that invests in a particular mutual fund is referred to in your contract as a subaccount.

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

SUMMARY FOR SECTIONS 1-9
--------------------------------------------------------------------------------

FOR A MORE COMPLETE DISCUSSION OF THE FOLLOWING TOPICS, SEE THE CORRESPONDING
SECTION IN PART II OF THE PROSPECTUS.

SECTION 1
WHAT IS THE STRATEGIC PARTNERS ANNUITY ONE VARIABLE ANNUITY?

The Strategic Partners Annuity One variable annuity is a contract between you, the owner, and us, the insurance company, Pruco Life Insurance Company (Pruco Life, we or us). The contract allows you to invest on a tax-deferred basis in one or more of 27 variable investment options. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit.

   There are two basic versions of the Strategic Partners Annuity One variable annuity discussed in this prospectus.

Contract With Credit.

- provides for a bonus credit that we add to each purchase payment that you make,

-  has higher withdrawal charges than the Contract Without Credit,

- the version of the contract under which bonus credits generally are not recaptured after the free look period, has higher insurance and administrative charges than the Contract Without Credit,

-  has no fixed rate investment options available, and

- comes in one version under which bonus credits generally are not recaptured once the free look period expires, and another version under which bonus credits vest over a period of several years. Once a State has approved the former version, we will cease offering the latter version.

- Under the version of the Contract With Credit under which bonus credits generally are not recaptured once the free look period expires, we have the contractual right to deduct, from the death benefit we pay, the amount of any credit corresponding to a purchase payment made within one year before death.

   We call this version the "Contract With Credit."

Contract Without Credit.  The other version of the contract:

-  does not provide a credit,

-  has lower withdrawal charges than the Contract With Credit.

- has lower insurance and administrative costs than the Contract With Credit under which the bonus credits generally are not recaptured after the free look period,

- offers two fixed rate investment options: a one-year fixed rate option and a dollar cost averaging fixed rate option.

   We call this version the "Contract Without Credit." Beginning in 2002, we started offering a version of both the Contract Without Credit and the Contract With Credit that differ from the previously-issued contracts with regard to maximum issue age, maximum annuitization age, Spousal Continuance Benefit, credit amount, contract maintenance charge, and minimum guaranteed interest rate.

   Unless we state otherwise, when we use the word contract, it applies to both versions. We continue to offer this latter version of the contract in states where other, subsequent versions are not yet offered. The subsequent versions are described in a different prospectus.

   The variable investment options available under the contract offer the opportunity for a favorable return. However, this is NOT guaranteed. It is possible, due to market changes, that your investments may decrease in value.

   The fixed interest rate options available under the Contract Without Credit offer a guaranteed interest rate. While your money is allocated to one of these options, your principal amount will not decrease and we guarantee that your money will earn at least a minimum interest rate annually. This minimum interest rate is 3% for the dollar cost averaging fixed rate option, and 2% for the one-year fixed rate option (rising to 3% in later contract years). (Under the original version of the Contract Without Credit, we guarantee 3% on amounts allocated to the one-year fixed rate option).

SUMMARY FOR SECTIONS 1-9 CONTINUED
--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

Payments you allocate to the fixed interest rate options become part of Pruco Life's general assets.

   You can invest your money in any or all of the variable investment options and (under the Contract Without Credit) the fixed interest rate options. You may make up to 12 free transfers each contract year among the variable investment options. For the Contract Without Credit, certain restrictions apply to transfers involving the fixed interest rate options.

   The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase.

- During the accumulation phase, any earnings grow on a tax-deferred basis and are generally only taxed as income when you make a withdrawal.

- The income phase starts when you begin receiving regular payments from your contract.

   The amount of money you are able to accumulate in your contract during the accumulation phase will help determine the amount you will receive during the income phase. Other factors will affect the amount of your payments, such as age, gender, and the payout option you select.

   The contract offers a choice of death benefit options. A guaranteed minimum income benefit may also be available to you.

   If you change your mind about owning Strategic Partners Annuity One, you may cancel your contract within 10 days after receiving it (or whatever period is required under applicable state law). We call this the "Free Look" period.

SECTION 2
WHAT INVESTMENT OPTIONS CAN I CHOOSE?

You can invest your money in any or all of the following variable investment options:

The Prudential Series Fund, Inc.

   Jennison Portfolio (domestic equity)

   Prudential Equity Portfolio

   Prudential Global Portfolio

   Prudential Money Market Portfolio

   Prudential Stock Index Portfolio

   Prudential Value Portfolio (domestic equity)

   SP Aggressive Growth Asset Allocation Portfolio

   SP AIM Aggressive Growth Portfolio

   SP AIM Core Equity Portfolio

   SP Alliance Large Cap Growth Portfolio

   SP Alliance Technology Portfolio

   SP Balanced Asset Allocation Portfolio

   SP Conservative Asset Allocation Portfolio

   SP Davis Value Portfolio

   SP Deutsche International Equity Portfolio

   SP Growth Asset Allocation Portfolio

   SP INVESCO Small Company Growth Portfolio

   SP Jennison International Growth Portfolio

   SP Large Cap Value Portfolio

   SP MFS Capital Opportunities Portfolio (domestic and foreign equity)

   SP Mid Cap Growth Portfolio (formerly SP MFS Mid-Cap Growth Portfolio)

   SP PIMCO High Yield Portfolio

   SP PIMCO Total Return Portfolio

   SP Prudential U.S. Emerging Growth Portfolio

   SP Small/Mid Cap Value Portfolio

   SP Strategic Partners Focused Growth Portfolio

Janus Aspen Series

   Growth Portfolio -- Service Shares

   Depending upon market conditions, you may earn or lose money in any of these options. The value of your contract will fluctuate depending upon the performance of the underlying mutual fund portfolios used by the variable investment options that you choose. Performance information for the variable investment options appears in the Statement of Additional Information (SAI). Past performance is not a guarantee of future results.

   If you choose the Contract Without Credit, two guaranteed fixed interest rate options are also available:

- The one-year fixed rate option offers an interest rate that is guaranteed by us for one year, and will always be at least 2% per year (rising to 3% in later contract years). (Under the original version of the Contract Without Credit, we guarantee 3% on amounts allocated to the one-year fixed rate option).

- The dollar cost averaging fixed rate option offers an interest rate that is guaranteed by us for a selected

 10
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                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

   period during which we make periodic transfers from this option to the variable investment options you select. We guarantee that the interest rate for the dollar cost averaging fixed rate option will always be at least 3% per year.

SECTION 3
WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE? (ANNUITIZATION)

If you want to receive regular income from your annuity, you can choose one of several options, including guaranteed payments for the annuitant's lifetime. Generally, once you begin receiving regular payments, you cannot change your payment plan.

   For an additional fee, you may also choose, if it is available under your contract, the guaranteed minimum income benefit. See "What Kind Of Payments Will I Receive During the Income Phase" on page 32.

SECTION 4
WHAT IS THE DEATH BENEFIT?

In general, if the sole owner, or last surviving of the owner and joint owner, dies before the income phase of the contract begins, the person(s) or entity that you have chosen as your beneficiary will receive, at a minimum, the greater of (i) the contract value, (ii) either the base death benefit or, for a higher insurance charge, a potentially larger guaranteed minimum death benefit. The base death benefit equals the total amount invested adjusted for withdrawals. The guaranteed minimum death benefit is equal to a "protected value" that depends upon which of the following guaranteed minimum death benefit options you choose:

- the highest value of the contract on any contract anniversary, which we call the "step-up value";

- the total amount you invest increased by a guaranteed rate of return, which we call the "roll-up value"; or

-  the greater of the step-up value or roll-up value.

If the owner's sole beneficiary is his/her spouse and certain other conditions are met, then in lieu of paying a death benefit, we will allow the surviving spouse to continue the contract by exercising the Spousal Continuance Benefit, which we describe on page 38.

   Depending upon the terms of your contract, not all guaranteed death benefit options may be available. See "What is the Death Benefit" on page 35.

   For an additional fee, you may also choose, if it is available under your contract, the Earnings Appreciator supplemental death benefit.

SECTION 5
HOW CAN I PURCHASE A STRATEGIC PARTNERS ANNUITY ONE CONTRACT?

Under most circumstances, you can purchase this contract with a minimum initial purchase payment of $10,000. Generally, you can make additional purchase payments of $1,000 or more at any time during the accumulation phase of the contract. Your representative can help you fill out the proper forms. The Contract With Credit provides for the allocation of a credit with each purchase payment.

SECTION 6
WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC PARTNERS ANNUITY ONE
CONTRACT?

The contract has insurance features and investment features, both of which have related costs and charges.

- Each year we may deduct a contract maintenance charge. For the original versions of the contract, if your contract value is $50,000 or more, we do not deduct such a charge. If your contract value is less than $50,000, we deduct a charge equal to $30 or, if your contract value is less than $1,500, equal to 2% of your contract value. Under the newer versions of the contract discussed in this prospectus, we deduct a contract maintenance charge of $35 if your contract value is less than $75,000 (or 2% of your contract value, if that amount is less than $35). We do not impose the contract maintenance charge if your contract value is $75,000 or more. We may impose lesser charges in certain states.

- For insurance and administrative costs, we also deduct a daily charge based on the average daily value of all assets allocated to the variable investment options, depending on the death benefit

                                                                              11
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SUMMARY FOR SECTIONS 1-9 CONTINUED
--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

   option that you choose. The daily charge is equivalent to an annual charge, as follows:

   --  1.40% if you do not choose the guaranteed minimum death benefit,

   -- 1.60% if you choose the roll-up or step-up guaranteed minimum death benefit option, and

   -- 1.70% if you choose the guaranteed minimum death benefit option of the greater of the roll-up or step-up.

   -- We will deduct an additional charge under the version of the Contract With Credit under which bonus credits generally are not recaptured once the free look period expires. The charge for this feature is equal to 0.10% annually.

- We will deduct an additional charge if you choose the Earnings Appreciator supplemental death benefit. We deduct this charge from your contract value on the contract anniversary and upon certain other events. The charge for this benefit is based on an annual rate of 0.15% of your contract value if you have also selected the guaranteed minimum death benefit option (0.20% if you have not selected the guaranteed minimum death benefit option).

- We will deduct an additional charge if you choose the guaranteed minimum income benefit. We deduct this annual charge from your contract value on the contract anniversary and upon certain other events. Currently, only the roll-up guaranteed minimum income benefit option is available. The charge for this benefit is equal to 0.25% of the roll-up value. In the future, we may also offer other options, for which different charges may apply.

- A few states and jurisdictions assess a premium tax when you begin receiving regular income payments from your annuity. In those states, we will assess the required premium tax charge, which can range up to 3.5% of your contract value.

- There are also expenses associated with the mutual funds. For 2002, the fees of these funds ranged on an annual basis from 0.37% to 3.00% of fund assets, which are reduced by expense reimbursements or waivers to .37% to 1.30%. These reimbursements or waivers may be terminated at any time.

- If, after making a purchase payment, you withdraw money (or you begin the income phase) less than:

   -- nine contract anniversaries later, if you purchase the Contract With Credit under which bonus credits vest over a seven year period, or

   -- seven contract anniversaries later, if you purchase the Contract Without Credit, then you may have to pay a withdrawal charge on all or part of the withdrawal. This charge ranges from 1-7%. For the version of the Contract With Credit under which bonus credits generally are not recaptured once the free look period expires, a withdrawal charge applies at any time prior to the seventh contract anniversary after a purchase payment was made, which ranges from 5-8%.

   For more information, including details about other possible charges under the contract, see "Summary of Contract Expenses" on page 15 and "What Are The Expenses Associated With The Strategic Partners Annuity One Contract?" on page 43.

SECTION 7
HOW CAN I ACCESS MY MONEY?

You may withdraw money at any time during the accumulation phase. If you do so, however, you may be subject to income tax and, if you make a withdrawal prior to age 59 1/2, an additional tax penalty as well. If you withdraw money less than nine years (for the Contract With Credit under which bonus credits vest over a seven year period) or seven years (for the Contract Without Credit) after making a purchase payment, we may impose a withdrawal charge. For the version of the Contract With Credit under which bonus credits generally are not recaptured once the free look period expires, a withdrawal charge applies during the first seven contract years after a purchase payment was made, which ranges from 5-8%. In addition, if you purchase a Contract With Credit, we may take back any credit that has not vested that corresponds to the purchase payment(s) you withdraw.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

SECTION 8
WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC PARTNERS ANNUITY ONE CONTRACT?

Your earnings are generally not taxed until you withdraw them. If you take money out during the accumulation phase, the tax laws treat the withdrawal as first a withdrawal of earnings, which are taxed as ordinary income. If you are younger than age 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings in addition to ordinary taxation. A portion of the payments you receive during the income phase is considered a return of your original investment and therefore will not be taxable as income. Generally, all amounts withdrawn from an Individual Retirement Annuity (IRA) contract (excluding Roth IRAs) prior to age 59 1/2 are taxable and subject to the 10% penalty.

SECTION 9
OTHER INFORMATION

This contract is issued by Pruco Life, a subsidiary of the Prudential Insurance Company of America, and sold by registered representatives.

                                                                              13
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 14
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                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

SUMMARY OF CONTRACT EXPENSES
--------------------------------------------------------------------------------

THE PURPOSE OF THIS SUMMARY IS TO HELP YOU TO UNDERSTAND THE COSTS AND EXPENSES YOU WILL PAY FOR STRATEGIC PARTNERS ANNUITY ONE. THE FOLLOWING TABLES DESCRIBE THE MAXIMUM FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

For more detailed information, including additional information about current and maximum charges, see "What Are The Expenses Associated With The Strategic Partners Annuity One Contract?" on page 43. For more detailed expense information about the underlying mutual funds, please refer to the individual fund prospectuses, which you will find attached at the back of this prospectus. Historical unit values appear in the appendix to this prospectus.

 WITHDRAWAL CHARGE(1)
 ---------------------------------------------------------------------------------------------------------------------
                                                              CONTRACT WITH CREDIT (BONUS
      NUMBER OF CONTRACT       CONTRACT WITH CREDIT (BONUS       CREDITS GENERALLY NOT
 ANNIVERSARIES SINCE PURCHASE  CREDITS VEST OVER SEVEN YEAR  RECAPTURABLE AFTER EXPIRATION
           PAYMENT                       PERIOD)                 OF FREE LOOK PERIOD)        CONTRACT WITHOUT CREDIT
 ----------------------------  ----------------------------  -----------------------------  --------------------------
              0                            7%                             8%                            7%
              1                            7%                             8%                            6%
              2                            7%                             8%                            5%
              3                            6%                             8%                            4%
              4                            5%                             7%                            3%
              5                            4%                             6%                            2%
              6                            3%                             5%                            1%
              7                            2%                             0%                            0%
              8                            1%                             0%                            0%
              9                            0%                             0%                            0%
                                --------------------------     --------------------------   --------------------------

MAXIMUM TRANSFER FEE
--------------------
         Each transfer after 12(2)                   $30.00


1: Each contract year, you may withdraw a specified amount of your contract value without incurring a withdrawal charge. We will waive the withdrawal fee if we pay a death benefit or under certain other circumstances. See "Withdrawal Charge" on page 45.

2: Currently we charge $25 for each transfer after the twelfth in a contract year. We can raise that charge up to a maximum of $30, as shown in the above table, but have no current intention to do so. We will not charge you for transfers made in connection with Dollar Cost Averaging and Auto-Rebalancing and do not count them toward the limit of 12 free transfers per year.

SUMMARY OF CONTRACT EXPENSES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

The next table describes the fees and expenses you will pay periodically during the time that you own the contract, not including underlying mutual fund fees and expenses.

MAXIMUM CONTRACT MAINTENANCE CHARGE AND CONTRACT CHARGE UPON FULL
WITHDRAWAL(3)
------------------------------------------------------------------
                                                                 $  60
INSURANCE AND ADMINISTRATIVE EXPENSES
-------------------------------------
         AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE ALLOCATED
        TO VARIABLE INVESTMENT OPTIONS
         Base Death Benefit:                                      1.40%
         Guaranteed Minimum Death Benefit Option--Roll-Up or
        Step-Up:                                                  1.60%
         Guaranteed Minimum Death Benefit Option--Greater of
        Roll-Up or Step-Up:                                       1.70%

ANNUAL GUARANTEED MINIMUM INCOME BENEFIT CHARGE AND CHARGE UPON CERTAIN WITHDRAWALS(4)
--------------------------------------------------------------------------------
       AS A PERCENTAGE OF GMIB PROTECTED VALUE                             0.25%

ANNUAL EARNINGS APPRECIATOR CHARGE AND CHARGE UPON CERTAIN TRANSACTIONS(5)
--------------------------------------------------------------------------------
       AS A PERCENTAGE OF CONTRACT VALUE
                                0.20% of contract value (0.15% if guaranteed minimum death benefit option is also selected)

ANNUAL CHARGE FOR CONTRACT WITH CREDIT UNDER WHICH BONUS CREDITS GENERALLY
  NOT RECAPTURABLE AFTER EXPIRATION OF FREE LOOK PERIOD(6)
--------------------------------------------------------------------------------
       AS A PERCENTAGE OF CONTRACT VALUE
                                0.10% of average account value allocated to variable investment options

NOTE 3: As shown in the table above, we have the right to assess a fee of up to $60 annually and at the time of full withdrawal. For the original versions of the contract, if your contract value is $50,000 or more, we do not deduct such a charge. If your contract value is less than $50,000, we deduct a charge equal to $30 or, if your contract value is less than $1,500, equal to 2% of your contract value. Under the most recent versions of the contract, we assess a fee of $35 against contracts valued less than $75,000 (or 2% of contract value, if less).

NOTE 4: We impose this charge only if you choose the guaranteed minimum income benefit. See "Guaranteed Minimum Income Benefit," on page 33. This charge is equal to 0.25% of the GMIB protected value. Subject to certain age restrictions, the roll-up value is the total of all invested purchase payments compounded daily at an effective annual rate of 5.0%, subject to a 200% cap. Both the roll-up value and the cap are reduced proportionally by withdrawals. We assess this fee annually. We also assess this fee if you make a full withdrawal, but prorate the fee to reflect a partial rather than full year. If you make a partial withdrawal, we will assess the prorated fee if the remaining contract value after the withdrawal would be less than the amount of the prorated fee; otherwise we will not assess the fee at that time.

NOTE 5: We impose this charge only if you choose the Earnings Appreciator supplemental death benefit. The charge for this benefit is based on an annual rate of 0.15% of your contract value if you have also selected a guaranteed minimum death benefit option (0.20% if you have not selected a guaranteed minimum death benefit option). We deduct this charge annually. We also deduct this charge if you make a full withdrawal or enter the income phase of your contract, or if a death benefit is payable, but prorate the fee to reflect a partial rather than full year. If you make a partial withdrawal, we will deduct the prorated fee if the remaining contract value after the withdrawal would be less than the amount of the prorated fee; otherwise we will not deduct the fee at that time. The fee is also calculated when you make any purchase payment or withdrawal but we do not deduct it until the next deduction date.

NOTE 6: We impose this additional charge of 0.10% on the version of the Contract With Credit under which bonus credits generally are not recapturable after expiration of the free look period, irrespective of which death benefit option you choose.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

The next item shows the minimum and maximum total operating expenses charged by the underlying mutual funds that you may pay periodically during the time that you own the contract. More detail concerning each underlying mutual fund's fees and expenses is contained in the prospectus for each underlying mutual fund. The minimum and maximum total operating expenses depicted below are based on historical fund expenses for the year ended December 31, 2002. Fund expenses are not fixed or guaranteed by the Strategic Partners Annuity One contract, and may vary from year to year.

TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES (expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)

                                                              MINIMUM   MAXIMUM
                                                              --------  --------
Total Annual Underlying Mutual Fund Operating Expenses         0.37%     3.00%

* Actual expenses for the mutual funds are lower due to any expense reimbursements or waivers. The minimum and maximum expenses, with expense reimbursements or waivers, are 0.37% and 1.30%, respectively.

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 18

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

EXPENSE EXAMPLES
--------------------------------------------------------------------------------

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND UNDERLYING MUTUAL FUND FEES AND EXPENSES.
THE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUMES THE MAXIMUM FEES AND EXPENSES OF ANY OF THE MUTUAL FUNDS, WHICH DO NOT REFLECT ANY EXPENSE REIMBURSEMENTS OR WAIVERS. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE AS INDICATED IN THE TABLES THAT FOLLOW.

EXAMPLE 1a: Contract With Credit (bonus credits vest over seven year period):
Greater of Roll-up or Step-up Guaranteed Minimum Death Benefit Option; Guaranteed Minimum Income Benefit; Earnings Appreciator and You Withdraw All Your Assets

This example assumes that:

- You invest $10,000 in the Contract With Credit (bonus credits vest over seven year period).

- You choose a Guaranteed Minimum Death Benefit that provides the greater of the step-up or roll-up death benefit;

-  You choose the Guaranteed Minimum Income Benefit;

-  You choose the Earnings Appreciator Benefit;

- You allocate all of your assets to the variable investment option having the maximum total operating expenses;

-  The investment has a 5% return each year;

-  The mutual fund's total operating expenses remain the same each year; and

-  You withdraw all your assets at the end of the indicated period.

EXPENSE EXAMPLES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

EXAMPLE 1b: Contract With Credit (bonus credits vest over seven year period):
Greater of Roll-up or Step-up Guaranteed Minimum Death Benefit Option; Guaranteed Minimum Income Benefit; Earnings Appreciator and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 1a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

EXAMPLE 2a: Contract With Credit (bonus credits vest over seven year period):
Base Death Benefit, and You Withdraw All Your Assets

This example assumes that:

- You invest $10,000 in the Contract With Credit (bonus credits vest over seven year period).

- You do not choose a Guaranteed Minimum Death Benefit, Earnings Appreciator Benefit, Guaranteed Minimum Income Benefit, and Income Appreciator Benefit;

- You allocate all of your assets to the variable investment option having the maximum total operating expenses;

-  The investment has a 5% return each year;

-  The mutual fund's total operating expenses remain the same each year; and

-  You withdraw all your assets at the end of the indicated period.

EXAMPLE 2b: Contract With Credit (bonus credits vest over seven year period):
Base Death Benefit, and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 2a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

EXAMPLE 3a: Contract With Credit (bonus credits are generally not recapturable after expiration of free look period): Greater of Roll-up or Step-up Guaranteed Minimum Death Benefit Option; Guaranteed Minimum Income Benefit; Earnings Appreciator and You Withdraw All Your Assets

This example makes exactly the same assumptions as Example 1a except that it assumes that you invest in the version of the Contract With Credit under which bonus credits are generally not recapturable after expiration of the free look period.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

EXAMPLE 3b: Contract With Credit (bonus credits are generally not recapturable after expiration of the free look period): Greater of Roll-up or Step-up Guaranteed Minimum Death Benefit Option; Guaranteed Minimum Income Benefit; Earnings Appreciator and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 1b except that it assumes that you invest in the version of the Contract With Credit under which bonus credits are generally not recapturable after expiration of the free look period.

EXAMPLE 4a: Contract With Credit (bonus credits are generally not recapturable after expiration of free look period): Base Death Benefit, and You Withdraw All Your Assets

This example makes exactly the same assumptions as Example 2a except that it assumes that you invest in the version of the Contract With Credit under which bonus credits are generally not recapturable after expiration of the free look period.

EXAMPLE 4b: Contract With Credit (bonus credits are generally not recapturable after expiration of free look period): Base Death Benefit, and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 2b except that it assumes that you invest in the version of the Contract With Credit under which bonus credits are generally not recapturable after expiration of the free look period.

EXAMPLE 5a: Contract Without Credit, Greater of Roll-up or Step-up Guaranteed Minimum Death Benefit Option; Guaranteed Minimum Income Benefit, Earnings Appreciator and You Withdraw All Your Assets

This example makes exactly the same assumptions as Example 1a except that it assumes that you invest in the Contract Without Credit.

EXAMPLE 5b: Contract Without Credit, Greater of Roll-up or Step-up Guaranteed Minimum Death Benefit Option; Guaranteed Minimum Income Benefit; Earnings Appreciator; and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 1b except that it assumes that you invest in the Contract Without Credit.

EXAMPLE 6a: Contract Without Credit: Base Death Benefit, and You Withdraw All Your Assets

This example makes exactly the same assumptions as Example 2a except that it assumes that you invest in the Contract Without Credit.

EXAMPLE 6b: Contract Without Credit: Base Death Benefit, and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 2b except that it assumes that you invest in the Contract Without Credit.

NOTES FOR EXPENSE EXAMPLES:

THESE EXAMPLES DO NOT SHOW PAST OR
FUTURE EXPENSES. ACTUAL EXPENSES
MAY BE HIGHER OR LOWER. THESE
EXAMPLES DO NOT DEPICT EVERY
POSSIBLE COMBINATION OF CHARGES
UNDER THE CONTRACTS.

The values shown in the 10 year
column are the same for Example 6a
and 6b, Example 5a and 5b, Example
4a and Example 4b, the same for
Example 3a and 3b, the same for
Example 2a and 2b, and the same for
Example 1a and 1b. This is because
if 10 years have elapsed since your
last purchase payment, we would no
longer deduct withdrawal charges
when you make a withdrawal or begin
the income phase of your contract.
Examples 1a, 1b, 2a and 2b, 3a and
3b, and 4a and 4b reflect the
maximum withdrawal charges, in
certain states reduced withdrawal
charges may apply for certain ages.

The examples use an average
contract maintenance charge, which
we calculated based on our estimate
of the total contract fees we
expect to collect. Based on these
estimates, the contract maintenance
charge is included as an annual
charge of 0.035% of contract value.

Your actual fees will vary based on
the amount of your contract and
your specific allocation among the
investment options.

A table of accumulation unit values
of interests in each variable
investment option appears in the
Appendix.

The examples do not reflect premium
taxes. We may apply a charge for
premium taxes depending on what
state you live in.

EXPENSE EXAMPLES CONTINUED

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SUMMARY

CONTRACT WITH CREDIT (BONUS CREDITS VEST OVER SEVEN YEAR PERIOD): GREATER OF
ROLL-UP OR STEP-UP GUARANTEED MINIMUM DEATH BENEFIT OPTION; GUARANTEED
MINIMUM INCOME BENEFIT; EARNINGS APPRECIATOR BENEFIT
--------------------------------------------------------------------------------
     EXAMPLE 1a:                             EXAMPLE 1b:
     IF YOU WITHDRAW YOUR ASSETS             IF YOU DO NOT WITHDRAW YOUR ASSETS
     ---------------------------------------------------------------------------
      1 YR      3 YRS     5 YRS    10 YRS    1 YR     3 YRS     5 YRS    10 YRS
     $1,392    $2,049    $2,548    $3,865    $360    $1,097    $1,857    $3,865

CONTRACT WITH CREDIT (BONUS CREDITS VEST OVER SEVEN YEAR PERIOD): BASE DEATH
BENEFIT
-------------------------------------------------------------------------------
     EXAMPLE 2a:                             EXAMPLE 2b:
     IF YOU WITHDRAW YOUR ASSETS             IF YOU DO NOT WITHDRAW YOUR ASSETS
     --------------------------------------------------------------------------
      1 YR      3 YRS     5 YRS    10 YRS    1 YR    3 YRS     5 YRS    10 YRS
     $1,320    $1,835    $2,196    $3,188    $288     $883    $1,505    $3,188

CONTRACT WITH CREDIT (BONUS CREDITS GENERALLY NOT RECAPTURABLE AFTER
EXPIRATION OF FREE LOOK PERIOD): GREATER OF ROLL-UP OR STEP-UP GUARANTEED
MINIMUM DEATH BENEFIT OPTION; GUARANTEED MINIMUM INCOME BENEFIT; EARNINGS
APPRECIATOR BENEFIT
------------------------------------------------------------------------------
     EXAMPLE 3a:                           EXAMPLE 3b:
     IF YOU WITHDRAW YOUR ASSETS           IF YOU DO NOT WITHDRAW YOUR ASSETS
     -------------------------------------------------------------------------
     1 YR     3 YRS     5 YRS    10 YRS    1 YR     3 YRS     5 YRS    10 YRS
     $1,093  $1,850    $2,539    $3,957    $370    $1,127    $1,907    $3,957

CONTRACT WITH CREDIT (BONUS CREDITS GENERALLY NOT RECAPTURABLE AFTER
EXPIRATION OF FREE LOOK PERIOD): BASE DEATH BENEFIT
------------------------------------------------------------------------
    EXAMPLE 4a:                       EXAMPLE 4b:
    IF YOU WITHDRAW YOUR ASSETS       IF YOU DO NOT WITHDRAW YOUR ASSETS
    --------------------------------------------------------------------
    1 YR   3 YRS    5 YRS    10 YRS   1 YR    3 YRS     5 YRS    10 YRS
    $1,021 $1,636   $2,188   $3,288   $298     $914    $1,556    $3,288

CONTRACT WITHOUT CREDIT: GREATER OF ROLL-UP OR STEP-UP GUARANTEED MINIMUM
DEATH BENEFIT; GUARANTEED MINIMUM INCOME BENEFIT; EARNINGS APPRECIATOR
BENEFIT
-----------------------------------------------------------------------------
     EXAMPLE 5a:                           EXAMPLE 5b:
     IF YOU WITHDRAW YOUR ASSETS           IF YOU DO NOT WITHDRAW YOUR ASSETS
     ------------------------------------------------------------------------
     1 YR     3 YRS     5 YRS    10 YRS    1 YR    3 YRS     5 YRS    10 YRS
     $976    $1,505    $2,056    $3,716    $346    $1,055   $1,786    $3,716

CONTRACT WITHOUT CREDIT: BASE DEATH BENEFIT
------------------------------------------------------------------------
    EXAMPLE 6a:                       EXAMPLE 6b:
    IF YOU WITHDRAW YOUR ASSETS       IF YOU DO NOT WITHDRAW YOUR ASSETS
    --------------------------------------------------------------------
    1 YR   3 YRS    5 YRS    10 YRS   1 YR    3 YRS     5 YRS    10 YRS
    $907   $1,299   $1,717   $3,066   $277     $849    $1,447    $3,066

PART II SECTIONS 1-9
--------------------------------------------------------------------------------
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS

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 24

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        1:
WHAT IS THE STRATEGIC PARTNERS ANNUITY ONE

        VARIABLE ANNUITY?
--------------------------------------------------------------------------------

THE STRATEGIC PARTNERS ANNUITY ONE VARIABLE ANNUITY IS A CONTRACT BETWEEN YOU, THE OWNER, AND US, PRUCO LIFE INSURANCE COMPANY (PRUCO LIFE, WE OR US).

Under our contract, in exchange for your payment to us, we promise to pay you a guaranteed income stream that can begin any time on or after the third contract anniversary. Your annuity is in the accumulation phase until you decide to begin receiving annuity payments. The date you begin receiving annuity payments is the annuity date. On the annuity date, your contract switches to the income phase.

   This annuity contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you withdraw money from your contract. (If you hold the annuity contract in a tax-favored plan such as an IRA, that plan generally provides tax deferral even without investing in an annuity contract.)

   There are two basic versions of Strategic Partners Annuity One discussed in this prospectus.

Contract With Credit.:

- provides for a bonus credit that we add to each purchase payment that you make ,

- comes in one version under which bonus credits that generally are not recaptured after the expiration of the free look period, and another version under which bonus credits vest over a period of several years. Once a State has approved the former version, we will cease offering the latter version,

-  has higher withdrawal charges than the Contract Without Credit,

- the version of the contract under which bonus credits generally are not recaptured after the free look period has higher insurance and administrative charges than the Contract Without Credit.

-  has no fixed rate investment options available.

   We call this version the "Contract With Credit."

Contract Without Credit. The other version of the contract:

-  does not provide a credit,

-  has lower withdrawal charges than the Contract With Credit,

- has lower insurance and administrative costs than the Contract With Credit under which the bonus credits generally are not recaptured after the free look period.

- offers two fixed rate investment options: a one-year fixed rate option and a dollar cost averaging fixed rate option.

   We call this version the "Contract Without Credit." Beginning in 2002, we started offering a version of both the Contract Without Credit and the Contract With Credit that differ from previously-issued contracts with regard to maximum issue age, maximum annuitization age, Spousal Continuance Benefit, credit amount, contract maintenance charge, and minimum guaranteed interest rate. We continue to offer this latter version of the contract in states where other subsequent versions of the contract are not yet offered. The subsequent version are described by a different prospectus.

   Unless we state otherwise, when we use the word contract, it applies to both versions discussed herein.

   You may prefer the Contract With Credit if:

- You anticipate that you will not need to withdraw purchase payments any earlier than at least seven contract anniversaries after making them,

- You do not wish to allocate purchase payments to the fixed interest rate options, and

- You believe that the bonus credit is worth the higher withdrawal charges and insurance and administrative costs.

   If you wish to have the option of allocating part of your contract value to the fixed interest rate options, you may prefer the Contract Without Credit.

   Because of the different withdrawal charges, if you choose the Contract With Credit and you withdraw a

        1:
WHAT IS THE STRATEGIC PARTNERS ANNUITY ONE VARIABLE ANNUITY? CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

purchase payment, depending upon the performance of the investment options you choose, you may be worse off than if you had chosen the Contract Without Credit. We do not recommend purchase of either version of Strategic Partners Annuity One if you anticipate having to withdraw a significant amount of your purchase payments within a few years of making those purchase payments.

   Strategic Partners Annuity One is a variable annuity contract. This means that during the accumulation phase, you can allocate your assets among 27 variable investment options and, if you choose the Contract Without Credit, two guaranteed fixed interest rate options as well. If you select variable investment options, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the underlying mutual funds associated with those variable investment options. Because the mutual funds' portfolios fluctuate in value depending upon market conditions, your contract value can either increase or decrease. This is important, since the amount of the annuity payments you receive during the income phase depends upon the value of your contract at the time you begin receiving payments.

   As mentioned above, if you choose the Contract Without Credit, two guaranteed fixed interest rate options are available:

- The one-year fixed rate option offers an interest rate that is guaranteed by us for one year and will always be at least a minimum interest rate per year. For the original Contract Without Credit, the rate is 3%, while for the newer version of the Contract Without Credit, the minimum rate is 2% (rising to 3% in later contract years).

- The dollar cost averaging fixed rate option offers an interest rate that is guaranteed by us for a selected period during which periodic transfers are made to selected variable investment options.

   As the owner of the contract, you have all of the decision-making rights under the contract. You will also be the annuitant unless you designate someone else. The annuitant is the person whose life is used to determine how much and how long the annuity payments will continue once the annuity phase begins. On or after the annuity date, the annuitant may not be changed.

   The beneficiary is the person(s) or entity you designate to receive any death benefit. You may change the beneficiary any time prior to the annuity date by making a written request to us. Your request becomes effective when we approve it.

SHORT TERM CANCELLATION RIGHT OR "FREE LOOK"

If you change your mind about owning Strategic Partners Annuity One, you may cancel your contract within 10 days after receiving it (or whatever period is required by applicable state law). You can request a refund by returning the contract either to the representative who sold it to you, or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus. You will receive, depending on applicable state law:

-  Your full purchase payment; or

- The amount your contract is worth as of the day we receive your request. This amount may be more or less than your original payment,

less any applicable federal and state income tax.

   If you have purchased the Contract With Credit, we will deduct any credit we had added to your contract value. To the extent dictated by state law, we will include in your refund the amount of any fees and charges that we deducted.

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        2:
WHAT INVESTMENT OPTIONS

        CAN I CHOOSE?
--------------------------------------------------------------------------------

THE CONTRACT GIVES YOU THE CHOICE OF ALLOCATING YOUR PURCHASE PAYMENTS TO ANY ONE OR MORE OF 27 VARIABLE INVESTMENT OPTIONS.

The 27 variable investment options invest in underlying mutual funds managed by leading investment advisers. Separate prospectuses for these funds are attached to this prospectus. You should read a mutual fund's prospectus before you decide to allocate your assets to the variable investment option using that fund.

VARIABLE INVESTMENT OPTIONS

Listed below are the underlying mutual funds in which the variable investment options invest. Certain of these variable investment options may not be available under certain versions of the contract. Each variable investment option has a separate investment objective.

The Prudential Series Fund, Inc.

-  Jennison Portfolio (domestic equity)

-  Prudential Equity Portfolio

-  Prudential Global Portfolio

-  Prudential Money Market Portfolio

-  Prudential Stock Index Portfolio

-  Prudential Value Portfolio (domestic equity)

-  SP Aggressive Growth Asset Allocation Portfolio

-  SP AIM Aggressive Growth Portfolio

-  SP AIM Core Equity Portfolio (formerly SP AIM Growth and Income Portfolio)

-  SP Alliance Large Cap Growth Portfolio

-  SP Alliance Technology Portfolio

-  SP Balanced Asset Allocation Portfolio

-  SP Conservative Asset Allocation Portfolio

-  SP Davis Value Portfolio

-  SP Deutsche International Equity Portfolio

-  SP Growth Asset Allocation Portfolio

-  SP INVESCO Small Company Growth Portfolio

-  SP Jennison International Growth Portfolio

-  SP Large Cap Value Portfolio

-  SP MFS Capital Opportunities Portfolio

   (domestic and foreign equity)

-  SP Mid Cap Growth Portfolio (formerly SP MFS Mid-Cap Growth Portfolio

-  SP PIMCO High Yield Portfolio

-  SP PIMCO Total Return Portfolio

-  SP Prudential U.S. Emerging Growth Portfolio

-  SP Small/Mid Cap Value Portfolio

-  SP Strategic Partners Focused Growth Portfolio

The Jennison Portfolio, Prudential Equity Portfolio, Prudential Global Portfolio, Prudential Money Market Portfolio, Prudential Stock Index Portfolio and Prudential Value Portfolio, and each "SP" Portfolio of the Prudential Series Fund, are managed by an indirect wholly-owned subsidiary of Prudential Financial, Inc. called Prudential Investments LLC (PI). In addition, the portfolios listed below also have subadvisers, which are listed below and which have day-to-day responsibility for managing the portfolio, subject to the oversight of PI using a manager-of-managers approach.

Under the manager-of-managers approach, PI has the ability to assign subadvisers to manage specific portions of a portfolio, and the portion managed by a subadviser may vary from 0% to 100% of the portfolio's assets. The subadvisers that managed some or all of a Prudential Series Fund portfolio as of December 31, 2002 are listed below.

      Jennison Portfolio, Prudential Global Portfolio, Prudential Value Portfolio, SP Jennison International Growth Portfolio, and SP Prudential U.S. Emerging Growth Portfolio: Jennison Associates LLC

      Prudential Equity Portfolio: GE Asset Management, Incorporated, Jennison Associates LLC, and Salomon Brothers Asset Management Inc.

      Prudential Money Market Portfolio and Prudential Stock Index Portfolio:
      Prudential Investment Management, Inc.

      SP Strategic Partners Focused Growth Portfolio: Jennison Associates LLC and Alliance Capital Management, L.P.

        2:
WHAT INVESTMENT OPTIONS CAN I CHOOSE? CONTINUED

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

      SP AIM Aggressive Growth Portfolio and SP AIM Core Equity Portfolio: A I M Capital Management, Inc.

      SP Alliance Large Cap Growth Portfolio and SP Alliance Technology
      Portfolio: Alliance Capital Management L.P.

      SP Davis Value Portfolio: Davis Advisors

      SP Deutsche International Equity Portfolio: Deutsche Asset Management Investment Services Limited, a wholly-owned subsidiary of Deutsche Bank AG

      SP INVESCO Small Company Growth Portfolio: INVESCO Funds Group, Inc.

      SP Large Cap Value Portfolio and SP Small/Mid Cap Value Portfolio:
      Fidelity Management and Research Company

      SP MFS Capital Opportunities Portfolio: Massachusetts Financial Services Company

      SP Mid Cap Growth Portfolio (formerly SP MFS Mid-Cap Growth Portfolio):
      Calamos Asset Management, Inc.

      SP PIMCO High Yield Portfolio and SP PIMCO Total Return Portfolio: Pacific Investment Management Company

Janus Aspen Series

-  Growth Portfolio--Service Shares

Janus Capital Management LLC serves as investment adviser to the Growth Portfolio--Service Shares of Janus Aspen Series.

   A fund or portfolio may have a similar name or an investment objective and investment policies resembling those of a mutual fund managed by the same investment adviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.

   An affiliate of each of the funds may compensate Pruco Life based upon an annual percentage of the average assets held in the fund by Pruco Life under the contracts. These percentages may vary by fund and/or portfolio, and reflect administrative and other services we provide.

FIXED INTEREST RATE OPTIONS

If you choose the Contract Without Credit, we offer two fixed interest rate options:

-  a one-year fixed rate option, and

-  a dollar cost averaging fixed rate option ("DCA Fixed Rate Option").

   We set a one year guaranteed annual interest rate for the one-year fixed rate option. For the DCA Fixed Rate Option, the interest rate is guaranteed for the applicable period of time for which transfers are made. Neither fixed interest rate option is available if you choose the Contract With Credit.

   When you select one of these options, your payment will earn interest at the established rate for the applicable interest rate period. A new interest rate period is established every time you allocate or transfer money into a fixed interest rate option. (You may not transfer amounts from other investment options into the DCA Fixed Rate Option.) You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time. While these interest rates may change from time to time they will never be less than a certain minimum. For the DCA Fixed Rate Option, the minimum interest rate is 3%. For the one-year fixed rate option, the minimum rate is 3% for the original version of the Contract Without Credit, and 2% (rising to 3% in later contract years) for newer Contracts Without Credit.

   With the Contract Without Credit, you may allocate all or part of any purchase payment to the DCA Fixed Rate Option. Under this option, you automatically transfer amounts over a stated period (currently, six or twelve months) from the DCA Fixed Rate Option to the variable investment options you select. We will invest the

 28
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

assets you allocate to the DCA Fixed Rate Option in our general account until they are transferred. You may not transfer from other investment options to the DCA Fixed Rate Option.

   If you choose to allocate all or part of a purchase payment to the DCA Fixed Rate Option, the minimum amount of the purchase payment you may allocate is $5,000. Purchase payments of less than $5,000 may not be allocated to the DCA Fixed Rate Option. The first periodic transfer will occur on the date you allocate your purchase payment to the DCA Fixed Rate Option. Subsequent transfers will occur on the monthly anniversary of the first transfer. Currently, you may choose to have the purchase payments allocated to the DCA Fixed Rate Option transferred to the selected variable investment options in either six or twelve monthly installments, and you may not change that number of monthly installments after you have chosen the DCA Fixed Rate Option. You may allocate to both the six-month and twelve-month options, but the minimum amount of a purchase payment that may be allocated to one or the other is $5,000. (In the future, we may make available other numbers of transfers and other transfer schedules--for example, quarterly as well as monthly.)

   If you choose a six-payment transfer schedule, each transfer generally will equal 1/6th of the amount you allocated to the DCA Fixed Rate Option, and if you choose a twelve-payment transfer schedule, each transfer generally will equal 1/12th of the amount you allocated to the DCA Fixed Rate Option. In either case, the final transfer amount generally will also include the credited interest. You may change at any time the variable investment options into which the DCA Fixed Rate Option assets are transferred. Transfers from the DCA Fixed Rate Option do not count toward the maximum number of free transfers allowed under the contract.

   If you make a withdrawal or have a fee assessed from your contract, and all or part of that withdrawal or fee comes out of the DCA Fixed Rate Option, we will recalculate the periodic transfer amount to reflect the change. This recalculation may include some or all of the interest credited to the date of the next scheduled transfer. If a withdrawal or fee assessment reduces the monthly transfer amount below $100, we will transfer the remaining balance in the DCA Fixed Rate Option on the next scheduled transfer date.

   By investing amounts on a regular basis instead of investing the total amount at one time, the DCA Fixed Rate Option may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against loss in a declining market.

TRANSFERS AMONG OPTIONS

You can transfer money among the variable investment options and, if you have chosen the Contract Without Credit, the fixed interest rate options as well. You may make your transfer request by telephone, electronically, or otherwise in paper form to the Prudential Annuity Service Center. You may make up to two telephone and electronic transfer requests per month. We may require you to make any additional transfer requests during that month in writing with an original signature. We have procedures in place to confirm that instructions received by telephone or electronically are genuine. Your transfer request will take effect at the end of the business day on which we receive it. Our business day generally closes at 4:00 p.m. Eastern time, and requests received after that time will take effect at the end of the next business day.

   YOU CAN MAKE TRANSFERS OUT OF A FIXED INTEREST-RATE OPTION, OTHER THAN THE DCA OPTION, ONLY DURING THE 30-DAY PERIOD FOLLOWING THE END OF THE ONE YEAR INTEREST RATE PERIOD. TRANSFERS FROM THE DCA OPTION ARE MADE ON A PERIODIC BASIS FOR THE PERIOD THAT YOU SELECT.

   During the contract accumulation phase, you can make up to 12 transfers each contract year without charge. We will charge you up to $30 for each transfer after the twelfth in a contract year. Currently that charge is $25 for each additional transfer. (Dollar Cost Averaging and Auto-Rebalancing transfers are always free, and do not count toward the 12 free transfers per year.)

                                                                              29
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        2:
WHAT INVESTMENT OPTIONS CAN I CHOOSE? CONTINUED

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

MARKET TIMING

THE CONTRACT WAS NOT DESIGNED FOR MARKET TIMING OR FOR PERSONS THAT MAKE PROGRAMMED, LARGE, OR FREQUENT TRANSFERS. BECAUSE MARKET TIMING AND SIMILAR TRADING PRACTICES GENERALLY ARE DISRUPTIVE TO THE SEPARATE ACCOUNT AND THE UNDERLYING MUTUAL FUNDS, WE MONITOR CONTRACT TRANSACTIONS IN AN EFFORT TO IDENTIFY SUCH TRADING PRACTICES. IF WE DETECT THOSE PRACTICES, WE RESERVE THE RIGHT TO REJECT A PROPOSED TRANSACTION AND TO MODIFY THE CONTRACT'S TRANSFER PROCEDURES. FOR EXAMPLE, WE MAY DECIDE NOT TO ACCEPT THE TRANSFER REQUESTS OF AN AGENT ACTING UNDER A POWER OF ATTORNEY ON BEHALF OF MORE THAN ONE CONTRACTHOLDER.

   TO DETER MARKET TIMING TRANSACTIONS, PRUCO LIFE RESERVES THE RIGHT TO EFFECT EXCHANGES ON A DELAYED BASIS FOR ALL CONTRACTS. THAT IS, PRUCO LIFE MAY PRICE AN EXCHANGE INVOLVING THE VARIABLE SUBACCOUNTS ON THE BUSINESS DAY SUBSEQUENT TO THE BUSINESS DAY ON WHICH THE EXCHANGE REQUEST WAS RECEIVED. BEFORE IMPLEMENTING SUCH A PRACTICE, PRUCO LIFE WILL ISSUE A SEPARATE WRITTEN NOTICE TO CONTROL OWNERS THAT EXPLAINS THE PRACTICE IN DETAIL.

OTHER AVAILABLE FEATURES

DOLLAR COST AVERAGING

The dollar cost averaging (DCA) feature (which is distinct from the DCA Fixed Rate Option) allows you to systematically transfer either a fixed dollar amount or a percentage out of any variable investment option and into one or more other variable investment options. You can have these automatic transfers occur monthly, quarterly, semiannually or annually. By investing amounts on a regular basis instead of investing the total amount at one time, dollar cost averaging may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against loss in a declining market.

   Each dollar cost averaging transfer must be at least $100. Transfers will be made automatically on the schedule you choose until the entire amount you chose to have transferred has been transferred or until you tell us to discontinue the transfers. If the remaining amount to be transferred drops below $100, the entire remaining balance will be transferred on the next transfer date. You can allocate additional amounts to be transferred at any time.

   Your transfers will occur on the last calendar day of each transfer period you have selected, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on a particular transfer date, the transfer will take effect on the next business day.

   Any dollar cost averaging transfers you make do not count toward the 12 free transfers you are allowed each contract year. The dollar cost averaging feature is available only during the contract accumulation phase.

ASSET ALLOCATION PROGRAM

We recognize the value of having advice when deciding how to allocate your purchase payments among the investment options. If you choose to participate in the Asset Allocation Program, your representative will give you a questionnaire to complete that will help determine a program that is appropriate for you. We will prepare your asset allocation based on your answers to the questionnaire. We will not charge you for this service and you are not obligated to participate or to invest according to program recommendations.

AUTO-REBALANCING

Once you have allocated your money among the variable investment options, the actual performance of the investment options may cause your allocation to shift. For example, an investment option that initially holds only a small percentage of your assets could perform much better than another investment option. Over time, this option could increase to a larger percentage of your assets than you desire. You can direct us to automatically rebalance your assets to return to your original allocation percentages or to subsequent allocation percentages you select. We will rebalance only the variable investment options that you have designated. If you also participate in the DCA feature, then the variable investment option from which you make the DCA transfers will not be rebalanced.

   You may choose to have your rebalancing occur monthly, quarterly, semiannually, or annually. The

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

rebalancing will occur on the last calendar day of the period you have chosen, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, the rebalancing will take effect on the next business day.

   Any transfers that occur as a result of the Auto-Rebalancing feature do not count toward the 12 free transfers you are allowed per year. The auto-rebalancing feature is available only during the contract accumulation phase. If you choose auto-rebalancing and dollar cost averaging, auto-rebalancing will take place after the transfers from your DCA account.

VOTING RIGHTS

We are the legal owner of the shares of the mutual funds that underly the variable investment options. However, we currently vote the shares of the mutual funds according to voting instructions we receive from contract owners. When a vote is required, we will mail you a form that you can complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote fund shares for which we do not receive instructions, and any other shares that we own, in the same proportion as shares for which we do receive instructions from contract owners. We may change the way your voting instructions are calculated if federal or state law requires or permits it.

SUBSTITUTION

We may substitute one or more of the underlying mutual funds used by the variable investment options. We would not do this without the approval of the SEC and any necessary state insurance departments. We would give you specific notice in advance of any substitution we intended to make. We may also stop allowing investments in existing variable investment options and their underlying funds.

                                                                              31
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        3:

WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE

        INCOME PHASE? (ANNUITIZATION)
--------------------------------------------------------------------------------

We can begin making annuity payments any time after the third contract anniversary (or as required by state law if different). Annuity payments must begin no later than the contract anniversary next following the annuitant's 95th birthday (unless we agree to another date). (Under the original version of the contract, annuity payments must begin no later than the contract anniversary next following the annuitant's 90th birthday).

   The Strategic Partners Annuity One variable annuity contract offers an optional guaranteed minimum income benefit, which we describe below. Your annuity options vary depending upon whether you choose this benefit.

   Depending upon the annuity option you choose, you may incur a withdrawal charge when the income phase begins. Currently, if permitted by state law, we deduct any applicable withdrawal charge if you choose Option 1 for a period shorter than five years, Option 3, or certain other annuity options that we may make available. We do not deduct a withdrawal charge if you choose Option 1 for a period of five years or longer or Option 2. For information about withdrawal charges, see "What are the Expenses Associated with the Strategic Partners Annuity One Contract," page 43. In addition, if you have purchased the Contract With Credit, we will take back any credits that have not vested when you begin the income phase. See "Credits," on page 40.

PAYMENT PROVISIONS WITHOUT THE GUARANTEED MINIMUM INCOME BENEFIT

We make the income plans described below available at any time before the annuity date. We call these plans "annuity options" or "settlement options." During the income phase, all of the annuity options under this contract are fixed annuity options. This means that you no longer invest in the variable investment options--that is, in the underlying mutual funds--on or after the annuity date. If another annuity Option is not selected by the annuity date, you will automatically select the Life Income Annuity Option (Option 2, described below) unless prohibited by applicable law. GENERALLY, ONCE THE ANNUITY PAYMENTS BEGIN, THE ANNUITY OPTION CANNOT BE CHANGED AND YOU CANNOT MAKE WITHDRAWALS.

OPTION 1
ANNUITY PAYMENTS FOR A FIXED PERIOD

Under this option, we will make equal payments for the period chosen, up to 25 years. We will make these payments monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the annuitant dies during the income phase, we will continue payments to the beneficiary for the remainder of the fixed period or, if the beneficiary so chooses, we will make a single lump-sum payment. We calculate the amount of the lump sum payment as the present value of the unpaid future payments based upon the interest rate used to compute the actual payments. That interest rate will always be at least 3% a year.

OPTION 2
LIFE INCOME ANNUITY OPTION

Under this option, we will make annuity payments monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years' worth of payments, we will pay the beneficiary the present value of the remaining annuity payments in one lump sum, unless we were specifically instructed to continue to pay the remaining monthly annuity payments. We calculate the present value of the remaining annuity payments using the interest rate used to compute the amount of the original 120 payments. That interest rate will always be at least 3% a year. If an annuity option is not selected by the annuity date, you will automatically select this option, unless prohibited by applicable law.

OPTION 3
INTEREST PAYMENT OPTION

Under this option, we will credit interest on the adjusted contract value until you request payment of all or part of the adjusted contract value. We can make interest payments on a monthly, quarterly, semiannual, or annual basis or allow the interest to accrue on your contract assets. Under this option, we will pay you interest at an effective rate of at least 3% a year. This option is not available if you hold your contract in an IRA.

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

   Under this option, all gain in the annuity will be taxable as of the annuity date.

OTHER ANNUITY OPTIONS

We currently offer a variety of other annuity options. At the time annuity payments are chosen, we may make available to you any of the fixed annuity options then offered.

   Applicable state law may limit some of these options. Consult the Statement of Additional Information for details.

TAX CONSIDERATIONS

If your contract is held under a tax-favored plan, as discussed on page 50, you should consider the minimum distribution requirements mentioned on page 52 when selecting your annuity option.
   For certain contracts held in connection with "qualified" retirement plans (such as a Section 401(k) plan), please note that if you are married at the time your payments commence, you may be required by federal law to choose an income option that provides at least a 50 percent joint and survivor annuity to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. For more information, consult the terms of your retirement arrangement.

GUARANTEED MINIMUM INCOME BENEFIT

The guaranteed minimum income benefit (GMIB), is an optional feature that, if you choose it, guarantees that once the income period begins, your income payments will be no less than a certain "protected value" applied to the GMIB guaranteed annuity purchase rates. Depending on applicable state law, the GMIB is not available under all contracts. In addition, the GMIB is subject to certain age restrictions described below. You must be 70 or younger to elect GMIB.

- If you want the guaranteed minimum income benefit, you must choose this Option when you make your initial purchase payment, and you must also participate in the "Guaranteed Minimum Death Benefit," which we describe later in this prospectus. See "What is the Death Benefit?," page 35.

- If you do choose the guaranteed minimum income benefit, you must continue to participate in this feature until at least the end of the seventh contract year. If, after the seventh contract year, you decide to stop participating in the GMIB, you may do so (if permitted by state law) but you will not be able to reinstate it.

- To take advantage of the guaranteed minimum income benefit, you must wait a certain amount of time before you begin the income phase. The length of that waiting period depends upon the age of the annuitant (or, if there is a co-annuitant as well, the age of the older of the two) as shown in the following chart:

              CONTRACT ANNIVERSARY WHEN
AGE AT ISSUE        GMIB BECOMES
OF CONTRACT           AVAILABLE
------------  -------------------------
    0-45                 15
     46                  14
     47                  13
     48                  12
     49                  11
 50 or more              10

   Once that period has elapsed, you will have a thirty-day period each year, beginning on the contract anniversary, during which you may begin the income phase with the guaranteed minimum income benefit by submitting the necessary forms in good order to the Prudential Annuity Service Center.

   Payout Amount. The guaranteed minimum income benefit payout amount is based on the age and sex of the annuitant (and, if there is one, the co-annuitant as well). After we first deduct a charge for any applicable premium taxes, the payout amount will equal the greater of:

1) the "protected value" as of the date you exercise the guaranteed minimum income benefit payout option, applied to the GMIB guaranteed annuity purchase rates and based on the period certain as described below. The protected value will equal the "roll-up value," which is the total of all invested purchase payments compounded daily at an effective annual rate of 5.0%, subject to a cap of 200% of all invested purchase payments. Both the roll-up

                                                                              33
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        3:

WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE? (ANNUITIZATION) CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

   and the cap are reduced proportionally by withdrawals. When the "roll-up" value no longer increases, your protected value will continue to increase by any subsequent invested purchase payments, and reduce by the effect of any withdrawals.

2) the adjusted contract value--that is, the contract value minus (i) any charge we impose for premium taxes and (ii), if you have chosen the Contract With Credit, any credit that has not vested--as of the date of the exercise of the GMIB payout Option applied to the current annuity purchase rates then in use and based on the "period certain," as described below.
   The GMIB guaranteed annuity purchase rates are attached to your contract.

   After the contract anniversary on or after the sole or older owner's 80th birthday, we stop increasing the protected value except by any subsequent, invested purchase payments. This means that we do not increase the roll-up by the effective annual interest rate. But when you make a withdrawal on or after that contract anniversary, we still reduce the roll-up value proportionally by the effect of the withdrawal.

GMIB ANNUITY PAYOUT OPTIONS

We currently offer two guaranteed minimum income benefit annuity payout options. Each involves payment for at least a "period certain," which we define below.

GMIB OPTION 1
SINGLE LIFE PAYOUT OPTION

We will make monthly payments for as long as the annuitant lives, with payments for a period certain. We will stop making payments after the later of the death of the annuitant or the end of the period certain.

GMIB OPTION 2
JOINT LIFE PAYOUT OPTION

In the case of an annuitant and co-annuitant, we will make monthly payments for the joint lifetime of the annuitant and co-annuitant, with payments for a period certain. If the co-annuitant dies first, we will continue to make payments until the later of the death of the annuitant and the end of the period certain. If the annuitant dies first, we will continue to make payments until the later of the death of the co-annuitant and the end of the period certain, but if the period certain ends first, we will reduce the amount of each payment to 50% of the original amount.

   You have no right to withdraw amounts early under either GMIB payout option. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

   The "period certain" for the guaranteed minimum income benefit depends upon the annuitant's age on the date you exercise the GMIB payout option:

   AGE      PERIOD CERTAIN
----------  --------------
80 or less     10 years
    81          9 years
    82          8 years
    83          7 years
    84          6 years
85 or more      5 years

   Because we do not impose a new waiting period for each subsequent purchase payment, if you choose the GMIB, we reserve the right to limit subsequent purchase payments if we discover that by the timing of your purchase payments and withdrawals, your GMIB protected value is increasing in ways we did not intend. In determining whether to limit purchase payments, we will look at purchase payments which are disproportionately larger than your initial purchase payment and other actions that may artificially increase the GMIB protected value. Certain states' laws may prevent us from limiting your subsequent purchase payments. You must exercise one of the GMIB payout options described above no later than 30 days after the contract anniversary following the annuitant's attainment of age 90.

   We do not allow a surviving spouse to retain the GMIB under the Spousal Continuance Benefit, and therefore we cease imposing GMIB charges upon activation of the Spousal Continuance Benefit.

 34
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        4:

WHAT IS THE

        DEATH BENEFIT?
--------------------------------------------------------------------------------

THE DEATH BENEFIT FEATURE PROTECTS THE VALUE OF THE CONTRACT FOR THE
BENEFICIARY.

BENEFICIARY

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time the contract is issued, unless you change it at a later date. Unless you name an irrevocable beneficiary, during the accumulation period you can change the beneficiary at any time before the owner dies.

CALCULATION OF THE DEATH BENEFIT

If the sole owner dies during the accumulation phase, we will, upon receiving the appropriate proof of death and any other needed documentation ("proof of death"), pay a death benefit to the beneficiary designated by the owner. If the owner and joint owner are spouses, we will pay this death benefit upon the death of the last surviving spouse who continues the contract as sole owner. We require proof of death to be submitted promptly. If death is prior to age 80, the beneficiary will receive the greater of the following:

1) The current value of your contract (as of the time we receive proof of death). If you have purchased the Contract With Credit, we will first deduct any credit corresponding to a purchase payment made later than one year prior to death.

2) Either the base death benefit, which equals the total purchase payments you have made less any withdrawals, or, if you have chosen a guaranteed minimum death benefit, the "protected value" of that death benefit.

   Under the newer version of the contracts, you may elect the base death benefit if you are 85 or younger. Under both versions of the contracts described in this prospectus, you may elect a guaranteed minimum death benefit if you are 75 or younger. The protected value of the guaranteed minimum death benefit, which depends upon which option you have chosen, may equal the "step-up value," the "roll-up value," or the greater of the two:

STEP-UP GUARANTEED MINIMUM DEATH BENEFIT--The step-up value equals the highest value of the contract on any contract anniversary date--that is, on each contract anniversary, the new step-up value becomes the higher of the previous step-up value and the current contract value. Between anniversary dates, the step-up value is only increased by additional invested purchase payments and reduced proportionally by withdrawals. If an owner who has purchased a Contract With Credit makes any purchase payment later than one year prior to death, we will adjust the death benefit to take back any non-vested credit corresponding to that purchase payment.

ROLL-UP GUARANTEED MINIMUM DEATH BENEFIT--The roll-up value equals the total of all invested purchase payments compounded daily at an effective annual rate of 5.0%, subject to a cap of 200% of all invested purchase payments. Both the roll-up and the cap are reduced proportionally by withdrawals.

GREATER OF STEP-UP OR ROLL-UP GUARANTEED MINIMUM DEATH BENEFIT--Under this option, the protected value is equal to the greater of the step-up value and the roll-up value.

   If you have chosen a guaranteed minimum death benefit option and death occurs on or after age 80, the beneficiary will receive the greater of: 1) the current contract value as of the date that proof of death is received, and 2) the protected value of that death benefit as of age 80, reduced proportionally by any withdrawals and increased by subsequent purchase payments. For this purpose, an owner is deemed to reach age 80 on the contract anniversary on or following the owner's actual 80th birthday (or if there is a joint owner, the contract anniversary on or following the older owner's actual 80th birthday).

   Here is an example of a proportional reduction:

   The current contract value is $100,000 and the protected value is $80,000. The owner makes a withdrawal that reduces the contract value by 25% (including the effect of any withdrawal charges). The new protected value is $60,000, or 75% of what it was before the withdrawal.

   Special rules apply if the beneficiary is the spouse of the owner, and the contract does not have a joint

                                                                              35
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        4:

WHAT IS THE DEATH BENEFIT? CONTINUED

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

owner. In that case, upon the death of the owner, the spouse will have the choice of the following:

- If the sole beneficiary under the contract is the owner's spouse, and the other requirements of the Spousal Continuance Benefit are met (see page 38), then the contract can continue, and the spouse will become the new owner of the contract; or

- The spouse can receive the death benefit. If the spouse does wish to receive the death benefit, he or she must make that choice within the first 60 days following our receipt of proof of death. Otherwise, the contract will continue with the spouse as owner.

   If ownership of the contract changes as a result of the owner assigning it to someone else, we will reset the value of the death benefit to equal the contract value on the date the change of ownership occurs, and for purposes of computing the future death benefit, we will treat that contract value as a purchase payment occurring on that date.

   Depending on applicable state law, some death benefit options may not be available or may be subject to certain restrictions under your contract.

SPECIAL RULES IF JOINT OWNERS

If the contract has an owner and a joint owner and they are spouses at the time that one dies, the surviving spouse has the choice of the following:

- The contract can continue, with the surviving spouse as the sole owner of the contract; or

- The surviving spouse can receive the adjusted contract value and the contract will end. If the surviving spouse does wish to receive the adjusted contract value, he or she must make that choice within the first 60 days following our receipt of proof of death. Otherwise, the contract will continue with the surviving spouse as the sole owner.

   If the contract has an owner and a joint owner, and they are not spouses at the time that one dies, the contract will not continue. Instead, the beneficiary will receive the adjusted contract value.

PAYOUT OPTIONS

The beneficiary may, within 60 days of providing proof of death, choose to take the death benefit under one of several death benefit payout options listed below.

   The death benefit payout options are:

   Choice 1. Lump sum payment of the death benefit. If the beneficiary does not choose a payout option within sixty days, the beneficiary will receive this payout option.

   Choice 2. The payment of the entire death benefit within 5 years of the date of death of the last to survive of the owner or joint owner.

   Choice 3. Payment of the death benefit under an annuity or annuity settlement option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within one year of the date of death of the last to survive of the owner or joint owner.

   The tax consequences to the beneficiary vary among the three death benefit payout options. See "What are the Tax Considerations Associated with the Strategic Partners Annuity Contract?" section beginning on page 48.

   If the contract has an owner and a joint owner:

- If the owner and joint owner are spouses at the death of the first to die of the two, any portion of the death benefit not applied under Choice 3 within one year of the survivor's date of death must be distributed within five years of the survivor's date of death.

- If the owner and joint owner are not spouses at the death of the first to die of the two, any portion of the death benefit (which is equal to the adjusted contract value) not applied under Choice 3 within one year of the date of death of the first to die must be distributed within five years of that date of death.

EARNINGS APPRECIATOR SUPPLEMENTAL DEATH BENEFIT

Subject to approval by your state, we offer the Earnings Appreciator, an optional supplemental death benefit

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

payable upon the death of the sole or last surviving owner during the accumulation phase. This benefit is in addition to any other death benefit under your contract. You must be 75 or younger in order to elect the Earnings Appreciator benefit.

- An Earnings Appreciator benefit is calculated for each purchase payment you make. Your total Earnings Appreciator benefit is the sum of the Earnings Appreciator benefits for all of your purchase payments.

- If the owner (or older of owner and joint owner if there is a joint owner) is younger than age 66 on the date the application is signed, the Earnings Appreciator benefit for each purchase payment is 45% of the lesser of:

   - The adjusted purchase payment (which means the invested purchase payment adjusted for partial withdrawals); or

   -  Earnings attributed to that adjusted purchase payment.

- If the owner (or older of owner and joint owner if there is a joint owner) is age 66 or older (and younger than age 76) on the date the application is signed, the Earnings Appreciator benefit for each purchase payment is 25% of the lesser of:

   - The adjusted purchase payment (which means the invested purchase payment adjusted for partial withdrawals); or

   -  Earnings attributed to that adjusted purchase payment.

-  The following rules apply to the calculation of the benefit:

   - Each "adjusted purchase payment" is the invested purchase payment reduced pro-rata by any subsequent withdrawals. Reduction on a pro-rata basis means that we calculate the percentage of your current contract value being withdrawn and reduce each adjusted purchase payment made prior to the withdrawal by that percentage. For example, if your contract value is $40,000 and you withdraw $10,000, you have withdrawn 25% of your contract value. If you have two adjusted purchase payments prior to the withdrawal ($10,000 and $20,000), each of those adjusted purchase payments would be reduced by 25% (to $7,500 and $15,000). The amount of earnings allocated to each adjusted purchase payment is also reduced by the same percentage. These calculations, therefore, do not depend on the actual investment option from which the withdrawal is made, and they are different calculations than those that apply for other reasons under the contract, such as for the withdrawal charge or for tax purposes.

   - Earnings are periodically allocated to each adjusted purchase payment on a pro-rata basis. We calculate the amount of earnings since the last earnings allocation and we allocate those earnings proportionately among the adjusted purchase payments (based on the amount of each adjusted purchase payment plus the earnings previously allocated to that adjusted purchase payment). For example, if you have two adjusted purchase payments -- one with an adjusted purchase payment and allocated earnings of $30,000 and the other with an adjusted purchase payment and allocated earnings of $20,000 (therefore 60% and 40% of the total respectively) -- and your contract has earned $5,000 since the last calculation, 60% of the earnings ($3,000) will be allocated to the first adjusted purchase payment and 40% of the earnings ($2,000) will be allocated to the second adjusted purchase payment. This calculation, therefore, does not apply different rates of return to different purchase payments based on the investment options in which the particular purchase payment was invested. When allocating earnings at the time of a death benefit payment, we will first deduct from earnings the amount of any charges deducted and credit recaptured from your contract value at that time.

   - Under the Spousal Continuance Benefit, we will not allow the surviving spouse to continue the Earnings Appreciator benefit (or bear the charge

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

      associated with that benefit) if that owner is age 76 or older when Spousal Continuance is activated. If the surviving spouse does continue the Earnings Appreciator benefit, then we will calculate the benefit payable upon the surviving spouse's death in the same manner as discussed above, except that we will treat the contract value (as adjusted to reflect the Spousal Continuance Benefit) as the first adjusted purchase payment against which the Earnings Appreciator percentages are applied.

-  See the Appendix for examples of the benefit calculations.

SPOUSAL CONTINUANCE BENEFIT

This is a benefit that, depending on the contract options chosen, can give the owner's surviving spouse a stepped-up account value upon the owner's death. Any person who buys a contract and meets our eligibility criteria for this benefit receives the benefit without charge. The benefit must be selected within 60 days of the owner's death, and may not be available under all contracts.

   We offer the Spousal Continuance Benefit only if each of the following conditions is present on the date we receive proof of the owner's death: 1) there is only one owner of the contract and that owner is the sole annuitant, 2) there is only one beneficiary, 3) the beneficiary is the owner's spouse, 4) the surviving spouse is not older than 95 on that date, and 5) the surviving spouse becomes the new owner and annuitant. Under the Spousal Continuance Benefit, we impose no withdrawal charge at the time of the owner's death, and we will not impose any withdrawal charges on the surviving spouse with respect to the withdrawal of purchase payments made by the owner prior to the activation of the benefit. However, we will continue to impose withdrawal charges with respect to purchase payments made by the surviving spouse as new owner.

   If you have not selected the guaranteed minimum death benefit feature (i.e., you have the base death benefit), then upon the activation of the Spousal Continuance Benefit, we will adjust the contract value, as of the date of our receipt of proof of death, to equal the greater of the following: 1) the contract value as of the date of our receipt of proof of death or 2) the sum of all invested purchase payments (adjusted by withdrawals) made prior to the date on which we receive proof of the owner's death. We will add the amount of any Earnings Appreciator benefit that you have selected to each of the amounts specified immediately above.

   If you have selected the guaranteed minimum death benefit feature with the roll-up option, then upon the activation of the Spousal Continuance Benefit, we will adjust the contract value, as of the date of our receipt of proof of death, to equal the greater of the following: 1) the contract value as of the date of our receipt of proof of death, or 2) the roll-up value. We will add the amount of any Earnings Appreciator benefit that you have selected to each of the amounts specified immediately above. When the Spousal Continuance Benefit is activated by a surviving spouse who is younger than 80, we will adjust the roll-up value under the surviving spouse's contract to equal the contract value (adjusted, as described immediately above). In addition, in that case we will reset the surviving spouse's roll-up cap to equal 200% of the contract value (adjusted, as described immediately above). We make no adjustment to the roll-up value or the roll-up cap if the surviving spouse is 80 or older, except to account for additional purchase payments and to reduce the roll-up value proportionately by withdrawals. If the surviving spouse was younger than 80 at the owner's death, then we will continue to increase the roll-up value annually until the earlier of either (i) the surviving spouse's attainment of age 80 or
(ii) the attainment of the roll-up cap (i.e., the reset roll-up cap discussed above). Once the roll-up value ceases to increase, we thereafter will adjust the roll-up value only to account for subsequent purchase payments and to diminish it proportionally by withdrawals.

   If you have selected the guaranteed minimum death benefit feature with the step-up GMDB option, then upon the activation of the Spousal Continuance Benefit, we will adjust the contract value, as of the date of our receipt of proof of death, to equal the greater of the

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

following: 1) the contract value as of the date of our receipt of proof of death, or 2) the step-up value. We will add the amount of any Earnings Appreciator benefit that you have selected to each of the amounts specified immediately above. When the Spousal Continuance Benefit is activated by a surviving spouse younger than 80, we will adjust the step-up value to equal the contract value (adjusted, as described immediately above). We make no such adjustment if the surviving spouse is 80 or older. If the surviving spouse was younger than 80 at the owner's death, then we will continue to adjust the step-up value annually until the surviving spouse's attainment of age 80. After the surviving spouse attains age 80, we will continue to adjust the step-up value only to account for additional purchase payments and to reduce the step-up value proportionally by withdrawals.

   If you have selected the greater of roll-up or step-up as your GMDB option, then we will calculate those values upon activation of the Spousal Continuance Benefit in accordance with the procedures set out in the immediately preceding paragraphs and in your contract.

   After activation of the Spousal Continuance Benefit, we will calculate the Earnings Appreciator benefit in the manner discussed under "Earnings Appreciator Supplemental Death Benefit, beginning on page 36. We do not allow the surviving spouse to retain the Guaranteed Minimum Income Benefit under the Spousal Continuance Benefit (or bear the charge associated with that benefit).

   In the preceding discussion of the Spousal Continuance Benefit, we intend references to attainment of age 80 to refer to the contract anniversary on or following the actual 80th birthday of the surviving spouse.

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        5:

HOW CAN I PURCHASE A STRATEGIC PARTNERS

        ANNUITY ONE CONTRACT?
--------------------------------------------------------------------------------

PURCHASE PAYMENTS

The initial purchase payment is the amount of money you first pay us to purchase the contract. The minimum initial purchase payment is $10,000. With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $1,000 at any time during the accumulation phase. However, we impose a minimum of $100 with respect to additional purchase payments made through electronic fund transfers.

   You may purchase this contract only if the oldest of the owner, joint owner, or annuitant is age 85 or younger. Certain age limits apply to certain features and benefits described herein. No subsequent purchase payments may be made on or after the earliest of the 86th birthday (81st birthday, for the original version of the contracts) of (i) the owner, (ii) the joint owner, or (iii) the annuitant.

   Currently, the maximum aggregate purchase payments you may make is $20 million. We limit the maximum total purchase payments in any contract year other than the first to $2 million. You must obtain our approval prior to submitting a purchase payment of $5 million or greater within the first contract year, or greater than $2 million for subsequent purchase payments. Depending on applicable state law, lower limits may apply.

ALLOCATION OF PURCHASE PAYMENTS

When you purchase a contract, we will allocate your invested purchase payment among the variable investment options based on the percentages you choose. The percentage of your allocation to a particular investment option can range in whole percentages from 0% to 100%.

   You may change your allocation of future invested purchase payments at any time. Contact the Prudential Annuity Service Center for details.

   If you make an additional purchase payment without allocation instructions, we will allocate the invested purchase payment in the same proportion as your most recent purchase payment, unless you directed us in connection with that purchase payment to make that allocation on a one-time-only basis.

   If you purchase the Contract Without Credit, the allocation procedure mentioned above will apply unless that portion designated for the DCA Fixed Rate Option is less than $5,000. In that case, we will use your transfer allocation for the DCA Fixed Rate Option as part of your allocation instructions until you direct us otherwise.

   We will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment at the Prudential Annuity Service Center. If, however, your first payment is made without enough information for us to set up your contract, we may need to contact you to obtain the required information. If we are not able to obtain this information within five business days, we will within that five business day period either return your purchase payment or obtain your consent to continue holding it until we receive the necessary information. We will generally credit each subsequent purchase payment as of the business day we receive it in good order at the Prudential Annuity Service Center. Our business day generally closes at 4:00 p.m. Eastern time. We will generally credit subsequent purchase payments received in good order after the close of a business day on the following business day.

CREDITS

If you purchase the Contract With Credit, we will add a credit amount to your contract value with each purchase payment you make. The credit is allocated to the variable investment options in the same percentages as the purchase payment.

   Under the version of the Contract With Credit under which bonus credits vest over a seven year period, the credit percentage is currently equal to 4% of each purchase payment. With the approval of the Securities and Exchange Commission, we can change that credit percentage, but we guarantee it will never be less than 3%. Under the version of the Contract With Credit under which bonus credits generally are not recapturable after expiration of the free look period, the bonus credit that

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                                                                         PART II
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we pay with respect to any purchase payment depends on (i) the age of the older of the owner or joint owner on the date on which the purchase payment is made and (ii) the amount of the purchase payment. Specifically,

- if the elder owner is 80 or younger on the date that the purchase payment is made, then we will add a bonus credit to the purchase payment equal to 4% if the purchase payment is less than $250,000 or 5% if the purchase payment is greater than or equal to $250,000; and

- if the elder owner is aged 81-85 on the date that the purchase payment is made, then we will add a bonus credit equal to 3% of the amount of the purchase payment.

   Under the version of the Contract With Credit under which bonus credits vest over a seven year period, each credit is subject to its own vesting schedule, which is shown below. If you make a withdrawal of all or part of a purchase payment, or you begin the income phase of the contract, we will take back the non-vested portion of the credit attributable to that purchase payment. Withdrawals of purchase payments occur on a first-in first-out basis. This credit that we take back is in addition to any withdrawal charges that may apply.

   Under the version of the Contract With Credit under which bonus credits vest over a seven year period, bonus credits vest according to the following schedule:

 NUMBER OF CONTRACT ANNIVERSARIES
SINCE DATE OF EACH PURCHASE PAYMENT  VESTED PERCENTAGE
-----------------------------------  -----------------
                 0                            0%
                 1                           10%
                 2                           20%
                 3                           30%
                 4                           40%
                 5                           50%
                 6                           60%
                 7                          100%

   Under each version of the Contract With Credit, if we pay a death benefit under the contract, we have the right to take back any credit we applied one year prior to the date of death or later.

   Under each version of the Contract With Credit, we recapture bonus credits if the owner returns his or her contract during the free look period.

   Depending upon the state in which your contract was issued, your contract may include a different vesting schedule. We are in the process, however, of enhancing those contracts to make sure that their vesting schedules are no less favorable to you than the above vesting schedule. Accordingly, we intend to follow the above vesting schedule even if your contract currently shows a less favorable schedule.

CALCULATING CONTRACT VALUE

The value of your contract will go up or down depending on the investment performance of the variable investment options you choose. To determine the value of your contract, we use a unit of measure called an accumulation unit. An accumulation unit works like a share of a mutual fund.

   Every day we determine the value of an accumulation unit for each of the variable investment options. We do this by:

1) adding up the total amount of money allocated to a specific investment option;

2) subtracting from that amount insurance charges and any other applicable charges such as for taxes; and

3) dividing this amount by the number of outstanding accumulation units.

   When you make a purchase payment, we credit your contract with accumulation units of the subaccount or subaccounts for the investment options you choose. We determine the number of accumulation units credited to your contract by dividing the amount of the purchase payment, plus (if you have purchased the Contract With Credit) any applicable credit, allocated to an investment option by the unit price of the accumulation unit for that investment option. We calculate the unit price for each investment option after the New York Stock Exchange closes each day and then credit your contract. The value of the accumulation units can increase, decrease, or remain the same from day to day.

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

   We cannot guarantee that your contract value will increase or that it will not fall below the amount of your total purchase payments. However, we do guarantee a minimum interest rate of 2.0% a year on that portion of the contract value allocated to the fixed interest-rate option.

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        6:

WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC

                    PARTNERS ANNUITY ONE CONTRACT?
--------------------------------------------------------------------------------

THERE ARE CHARGES AND OTHER EXPENSES ASSOCIATED WITH THE CONTRACT THAT REDUCE THE RETURN ON YOUR INVESTMENT. WE DESCRIBE THESE CHARGES AND EXPENSES BELOW.

INSURANCE AND ADMINISTRATIVE CHARGE

Each day, we make a deduction for the insurance and administrative charge. This charge covers our expenses for mortality and expense risk, administration, marketing and distribution. If you choose a guaranteed minimum death benefit option, the insurance and administrative charge also includes a charge to cover our assumption of the associated risk. The mortality risk portion of the charge is for our assumption of the risk that the annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of annuity payments. The expense risk portion of the charge is for our assumption of the risk that the current charges will be insufficient in the future to cover the cost of administering the contract. The administrative expense portion of the charge compensates us for the expenses associated with the administration of the contract. This includes preparing and issuing the contract; establishing and maintaining contract records; preparation of confirmations and annual reports; personnel costs; legal and accounting fees; filing fees; and systems costs. The guaranteed minimum death benefit risk portion of the charge, if applicable, covers our assumption of the risk that the protected value of the contract will be larger than the base death benefit if the contract owner dies during the accumulation phase.

   If the insurance and administrative charge is not sufficient to cover our expenses, then we will bear the loss. We do, however, expect to profit from this charge. The insurance and administrative charge for your contract cannot be increased. We may use any profits from this charge to pay for the costs of distributing the contracts. If you choose the Contract With Credit, we will also use any profits from this charge to recoup our costs of providing the credit.

   We calculate the insurance and administrative charge based on the average daily value of all assets allocated to the variable investment options. These charges are not assessed against amounts allocated to the fixed interest rate options. The amount of the charge depends on the death benefit option that you choose. The charge is equal to 1.40% on an annual basis if you choose the base death benefit, 1.60% on an annual basis if you choose either the roll-up or step-up guaranteed minimum death benefit option, and 1.70% on an annual basis if you choose the guaranteed minimum death benefit option of the greater of the roll-up and step-up.

   Under the version of the Contract With Credit under which bonus credits generally are not recapturable after expiration of the free look period, we impose an additional charge equal to 0.10% annually (of account value attributable to the variable investment options). We do not assess this charge with respect to the original version of the Contract With Credit, under which bonus credits vest over a period of seven years.

EARNINGS APPRECIATOR CHARGE

We will impose an additional charge if you choose the Earnings Appreciator supplemental death benefit. The charge for this benefit is based on an annual rate of 0.15% of your contract value if you have also selected a guaranteed minimum death benefit option (0.20% if you have not selected a guaranteed minimum death benefit option).

   We calculate the charge on each of the following events:

   -  each contract anniversary;

   -  when you begin the income phase of the contract;

   -  upon death of the sole or last surviving owner prior to the income phase;

   -  upon a withdrawal; and

   -  upon a subsequent purchase payment.

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

   The fee is based on the contract value at time of calculation and is pro-rated for the portion of the year since the last time the fee was calculated.

   The charge is not deducted every time it is calculated. Instead, the charge is deducted, along with any previously calculated but not deducted charge, on each of the following events:

   -  each contract anniversary;

   -  when you begin the income phase of the contract;

   -  upon death of the sole or last surviving owner prior to the income phase;

   -  upon a full withdrawal; and

   - upon a partial withdrawal if the contract value remaining after the partial withdrawal is not enough to cover the then applicable charge.

   We withdraw this charge from each investment option in the same proportion that your contract value is allocated to that option. Upon a full withdrawal or if the contract value remaining after a partial withdrawal is not enough to cover the applicable charge, we will deduct the charge from the amount we pay you.

   The payment of the Earnings Appreciator charge will not reduce the adjusted purchase payments for purposes of calculating subsequent Earnings Appreciator charges. The payment of the Earnings Appreciator charge will be deemed to be made from earnings for purposes of calculating other charges.

   As noted above, the charge is calculated and deducted at least once a year on the contract anniversary. In the future, we may calculate and deduct this fee more frequently, such as quarterly.

GUARANTEED MINIMUM INCOME BENEFIT CHARGE

We will impose an additional charge if you choose the guaranteed minimum income benefit. This is an annual charge equal to 0.25% of the GMIB Protected value of your contract, which we deduct from your contract value on each of the following events:

-  each contract anniversary;

-  when you begin the income phase of the contract;

- when you decide no longer to participate in the guaranteed minimum income benefit;

-  upon a full withdrawal; and

- upon a partial withdrawal if the remaining contract value would not be enough to cover the then applicable GMIB charge.

   If we impose this fee other than on a contract anniversary, then we will pro-rate it based on the portion of the contract year for which the GMIB was in effect. We withdraw the fee from each investment option in the same proportion that your contract value is allocated to that investment option. Upon a full withdrawal or if the contract value remaining after a partial withdrawal is not enough to cover the applicable GMIB charge, we will deduct the GMIB Charge from the amount we pay you.

   In some states, we may calculate the charge for the guaranteed minimum income benefit in a different manner, but that charge will not exceed 0.25% of the GMIB Protected value.

   We will not impose the GMIB charge after the income phase begins, after you revoke the GMIB option, or after you choose your GMIB payout option.

CONTRACT MAINTENANCE CHARGE

Under the original versions of the contracts, we do not deduct a contract maintenance charge for administrative expenses while your contract value is $50,000 or more. If your contract value is less than $50,000 on a contract anniversary during the accumulation phase or when you make a full withdrawal, we will deduct $30 (or if your contract value is less than $1,500, then a lower amount equal to 2% of your contract value) for administrative expenses. Under the new version of the contracts, we do not deduct a contract maintenance charge for administrative expenses while your contract value is $75,000 or more. If your contract value is less than $75,000 on a contract anniversary during the accumulation phase or when you make a full

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

withdrawal, we will deduct $35 (or a lower amount equal to 2% of your contract value) for administrative expenses. (This fee may differ in certain states.) We may increase this charge up to a maximum of $60 per year. Also, we may raise the level of the contract value at which we waive this fee. We will deduct this charge proportionately from each of your contract's investment options.

WITHDRAWAL CHARGE

A withdrawal charge may apply if you make a full or partial withdrawal during the withdrawal charge period for a purchase payment. The withdrawal charge may also apply if you begin the income phase during the withdrawal charge period, depending upon the annuity option you choose. The amount and duration of the withdrawal charge depends on whether you choose the Contract With Credit or the Contract Without Credit. The withdrawal charge varies with the number of contract anniversaries that have elapsed since each purchase payment was made. Specifically, we maintain an "age" for each purchase payment you have made by keeping track of how many contract anniversaries have passed since the purchase payment was made. The withdrawal charge is the percentage, shown below, of the amount withdrawn.

                                        CONTRACT WITH
                                      CREDIT WITHDRAWAL
  NUMBER OF       CONTRACT WITH        CHARGE (VERSION
   CONTRACT     CREDIT WITHDRAWAL        UNDER WHICH
ANNIVERSARIES    CHARGE (VERSION        BONUS CREDITS
SINCE THE DATE     UNDER WHICH        GENERALLY ARE NOT
   OF EACH      BONUS CREDITS VEST      RECAPTURABLE       CONTRACT WITHOUT
   PURCHASE      OVER SEVEN YEAR     AFTER EXPIRATION OF   CREDIT WITHDRAWAL
   PAYMENT           PERIOD)          FREE LOOK PERIOD)         CHARGE
--------------  ------------------   -------------------   -----------------
      0                 7%                     8%                  7%
      1                 7%                     8%                  6%
      2                 7%                     8%                  5%
      3                 6%                     8%                  4%
      4                 5%                     7%                  3%
      5                 4%                     6%                  2%
      6                 3%                     5%                  1%
      7                 2%                     0%                  0%
      8                 1%                     0%                  0%
      9                 0%                     0%                  0%

   If a withdrawal is effective on the day before a contract anniversary, the withdrawal charge percentage as of the next following contract anniversary will apply.

   If you request a withdrawal, we will:

- deduct an amount from the contract value that is sufficient to pay the withdrawal charge,

- take back any credit that has not vested under the vesting schedule, if you have chosen the Contract With Credit under which bonus credits vest over several years and

-  provide you with the amount requested.

   If you request a full withdrawal, we will provide you with the full amount of the contract value after making these deductions.

   Each contract year, you may withdraw a specified amount of your contract value without incurring a withdrawal charge. We make this "charge-free amount" available to you subject to approval of this feature in your state. We determine the charge-free amount available to you in a given contract year on the contract anniversary that begins that year. In calculating the charge-free amount, we divide purchase payments into two categories -- payments that are subject to a withdrawal charge and those that are not. We determine the charge-free amount based only on purchase payments that are subject to a withdrawal charge. The charge-free amount in a given contract year is equal to 10% of the sum of all the purchase payments subject to the withdrawal charge that you have made as of the applicable contract anniversary. During the first contract year, the charge-free amount is equal to 10% of the initial purchase payment. When you make a withdrawal, we will first deduct the amount of the withdrawal from purchase payments no longer subject to a withdrawal charge, and then from the available charge-free amount, and will consider purchase payments to be paid out on a first-in, first-out basis. Withdrawals in excess of the charge-free amount will come first from purchase payments, also on a first-in, first-out basis, and will be subject to withdrawal charges, if applicable, even if earnings are available on the date of the withdrawal. Once you have withdrawn

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         PARTNERS ANNUITY ONE CONTRACT? CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

all purchase payments, additional withdrawals will come from any earnings. We do not impose withdrawal charges on earnings.

   If your state has not approved the charge free amount noted above, your charge-free amount will be calculated as follows:

   Each contract year, you may withdraw up to 10% of your net purchase payments without paying a withdrawal charge. For purposes of determining the withdrawal charge, withdrawals of this 10% "charge-free" amount will come first from purchase payments, on a first-in first-out basis. Withdrawals in excess of the charge-free amount will come first from purchase payments, also on a first-in first-out basis, and will be subject to withdrawal charges, if applicable, even if earnings are available on that date. Once you have withdrawn all purchase payments, further withdrawals will come from any remaining earnings. Earnings are not subject to withdrawal charges.

   Regardless of whether we waive withdrawal charges, we will take back any credits that have not vested (with respect to the version of the Contract With Credit under which bonus credits vest over a several year period). If you choose the Contract With Credit and make a withdrawal that is subject to a withdrawal charge, we may use part of that withdrawal charge to recoup our costs of providing the credit.

   Withdrawal charges will never be greater than permitted by applicable law.

WAIVER OF WITHDRAWAL CHARGES FOR CRITICAL CARE

   Except as restricted by applicable state law, we will waive all withdrawal charges upon receipt of proof that the owner or a joint owner is terminally ill, or has been confined to an eligible nursing home or eligible hospital continuously for at least three months after the contract date. We will also waive the contract maintenance charge if you surrender your contract in accordance with the above noted conditions. This waiver is not available if the owner has assigned ownership of the contract to someone else.

TAXES ATTRIBUTABLE TO PREMIUM

There are federal, state and local premium based taxes applicable to your purchase payment. We are responsible for the payment of these taxes and may make a deduction from the value of the contract to pay some or all of these taxes. Some of these taxes are due when the contract is issued, others are due when the annuity payments begin. It is our current practice not to deduct a charge for state premium taxes until annuity payments begin. In the states that impose a premium tax, the current rates range up to 3.5%. It is also our current practice not to deduct a charge for the federal tax associated with deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the contract owner in the future for any such tax associated with deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.

TRANSFER FEE

You can make 12 free transfers every contract year. We measure a contract year from the date we issue your contract, which is the contract date. If you make more than 12 transfers in a contract year (excluding Dollar Cost Averaging and Auto-Rebalancing), we will deduct a transfer fee of $25 for each additional transfer. In the future we could raise that charge up to $30 per additional transfer, although we have no current plans to do so. We will deduct the transfer fee pro-rata from the investment options from which the transfer is made. In certain states, we may limit the transfer fee to a lower amount to comply with applicable state law. Consult the Statement of Additional Information for details.

COMPANY TAXES

We will pay the taxes on the earnings of the separate account. We do not currently charge you for these taxes. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

UNDERLYING MUTUAL FUND FEES

When you allocate a purchase payment or a transfer to the variable investment options, we in turn invest in shares of a corresponding mutual fund. Those funds charge fees that are in addition to the contract-related fees described in this section. For 2002, the fees of these funds ranged on an annual basis from 0.37% to 1.30% of fund assets (these fees reflect the effect of expense reimbursements or waivers, which may terminate at any time). For additional information about these fund fees, please consult the prospectuses for the funds, which are attached to this prospectus.

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        7:

HOW CAN I

        ACCESS MY MONEY?
--------------------------------------------------------------------------------

YOU CAN ACCESS YOUR MONEY BY:

-  MAKING A WITHDRAWAL (EITHER PARTIAL OR FULL); OR

-  CHOOSING TO RECEIVE ANNUITY PAYMENTS DURING THE INCOME PHASE.

WITHDRAWALS DURING THE ACCUMULATION PHASE

When you make a full withdrawal, you will receive the value of your contract minus any applicable fees and, if you have purchased the Contract With Credit, after we have taken back any credits that have not yet vested. We will calculate the value of your contract and charges, if any, as of the date we receive your request in good order at the Prudential Annuity Service Center.

   Unless you tell us otherwise, we will take any partial withdrawal proportionately from all of the variable investment options in which you have invested. For a partial withdrawal, we will deduct any applicable fees and, if you have purchased the Contract With Credit, take back any unvested credit corresponding to the purchase payments you are withdrawing, proportionately from the variable investment options in your contract. The minimum amount you may withdraw is $250. If, after a withdrawal, your contract value is less than $2,000, we have the right to end your contract.

   We will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a withdrawal request in good order.

   INCOME TAXES, TAX PENALTIES, AND CERTAIN RESTRICTIONS ALSO MAY APPLY TO ANY WITHDRAWAL YOU MAKE. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 8 OF THIS PROSPECTUS.

AUTOMATED WITHDRAWALS

We offer an automated withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual, or annual intervals. We will process your withdrawals at the end of the business day at the intervals you specify. We will continue at these intervals until you tell us otherwise. You can make withdrawals from any designated investment option or proportionally from all investment options. The minimum automated withdrawal amount you can make is $100.

   INCOME TAXES, TAX PENALTIES, WITHDRAWAL CHARGES, AND CERTAIN RESTRICTIONS MAY APPLY TO AUTOMATED WITHDRAWALS. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 8 OF THIS PROSPECTUS.

SUSPENSION OF PAYMENTS OR TRANSFERS

The Securities and Exchange Commission may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:

- The New York Stock Exchange is closed (other than customary weekend and holiday closings);

-  Trading on the New York Stock Exchange is restricted;

- An emergency exists, as determined by the SEC, during which sales and redemptions of shares of the mutual funds are not feasible or we cannot reasonably value the accumulation units; or

- The Securities and Exchange Commission, by order, permits suspension or postponement of payments for the protection of owners.

   We expect to pay the amount of any withdrawal or transfer made from the fixed interest rate options promptly upon request.

                                                                              47
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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        8:

WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC

                    PARTNERS ANNUITY ONE CONTRACT?
--------------------------------------------------------------------------------

The tax considerations associated with the Strategic Partners Annuity One contract vary depending on whether the contract is (i) owned by an individual and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. You should consult with a qualified tax adviser for complete information and advice.

CONTRACTS OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED RETIREMENT
PLANS)
TAXES PAYABLE BY YOU

We believe the contract is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract.

   Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

   Subject to approval by your state, we offer an optional supplemental death benefit called the Earnings Appreciator. Although we believe this benefit is an investment protection feature that should have no adverse tax consequences, it is possible that the Internal Revenue Service would assert that some or all of the charges for the Earnings Appreciator feature should be treated for federal income tax purposes as a partial withdrawal from the contract. It is also possible that the Internal Revenue Service would assert that some or all of the charges for the GMDB and GMIB features should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for these benefits could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty.

   If the Internal Revenue Service determines that the deductions for one or more benefits under the contract, including without limitation the GMDB and GMIB features and the Earnings Appreciator supplemental death benefit, are taxable withdrawals, then the owner may revoke the affected benefit(s) within 90 days after notice from us.

TAXES ON WITHDRAWALS AND SURRENDER

If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else.

   If you assign or pledge all or part of your contract as collateral for a loan, the part assigned will be treated as a withdrawal. Also, if you elect the interest payment option, that election will be treated, for tax purposes, as surrendering your contract.

   If you transfer your contract for less than full consideration, such as by gift, you will trigger tax on the gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances you transfer the contract incident to divorce.

   It is our position that the guaranteed minimum death benefit, the guaranteed minimum income benefit, and other contract benefits are an integral part of the annuity contract and accordingly that the charges made against the annuity contract's cash value for the benefit should not be treated as distributions subject to income tax. It is possible, however, that the Internal Revenue Service could take the position that such charges should be treated as distributions.

TAXES ON ANNUITY PAYMENTS

A portion of each annuity payment you receive will be treated as a partial return of your purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract.

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

   After the full amount of your purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

TAX PENALTY ON WITHDRAWALS AND ANNUITY PAYMENTS

Any taxable amount you receive under your contract may be subject to a 10% tax penalty. Amounts are not subject to this tax penalty if:

-  the amount is paid on or after you reach age 59 1/2 or die;

-  the amount received is attributable to your becoming disabled;

- the amount paid or received is in the form of level annuity payments not less frequently than annually under a lifetime annuity;

TAXES PAYABLE BY BENEFICIARIES

All of the death benefit options are subject to income tax to the extent the distribution exceeds the adjusted basis in the contract and the full value of the death benefit is included in the owner's estate. Generally, the same tax rules described above would also apply to amounts received by your beneficiary. Choosing an annuity payment option instead of a lump sum death benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below. Tax consequences to the beneficiary vary among the death benefit payment options.

-  Choice 1:  the beneficiary is taxed on earnings in the contract.

- Choice 2: the beneficiary is taxed as amounts are withdrawn (In this case earnings are treated as being distributed first).

- Choice 3: the beneficiary is taxed on each payment (part will be treated as earnings and part as return of premiums).

REPORTING AND WITHHOLDING ON DISTRIBUTIONS

Taxable amounts distributed from your annuity contracts are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with 3 exemptions unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide.

   State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the CONTRACTS HELD BY TAX FAVORED PLANS section for withholding rules for tax favored plans (for example, an IRA).

   Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

ANNUITY QUALIFICATION

   Diversification And Investor Control In order to qualify for the tax rules applicable to annuity contracts described above, the contract must be an annuity contract for tax purposes. This means that the assets underlying the annuity contract must be diversified, according to certain rules. It also means that we, and not you as the contract-owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. We believe these rules, which are further discussed in the Statement of Additional Information, will be met.

   Required Distributions Upon Your Death Upon your death (or the death of a joint owner, if earlier), certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or

                                                                              49
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TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC

         PARTNERS ANNUITY ONE CONTRACT CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

after you start taking annuity payments under the contract.

   If you die on or after the annuity date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

   If you die before the annuity date, the entire interest in the contract must be distributed within 5 years after the date of death. However, if an annuity payment option is selected by your designated beneficiary and if annuity payments begin within 1 year of your death, the value of the contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. Your designated beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect an annuity payment option based on life expectancy or a period exceeding five years.

   If any portion of the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.

   Changes In The Contract We reserve the right to make any changes we deem necessary to assure that the contract qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract owners and you will be given notice to the extent feasible under the circumstances.

ADDITIONAL INFORMATION

You should refer to the Statement of Additional Information if:

- The contract is held by a corporation or other entity instead of by an individual or as agent for an individual.

- Your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982.

- You transfer your contract to, or designate, a beneficiary who is either 37 1/2 years younger than you or a grandchild.

CONTRACTS HELD BY TAX FAVORED PLANS

The following discussion covers annuity contracts held under tax-favored retirement plans. Currently, the contract may be purchased for use in connection with individual retirement accounts and annuities (IRAs) which are subject to Sections 408(a), 408(b) and 408A of the Internal Revenue Code of 1986, as amended (Code). This description assumes that you have satisfied the requirements for eligibility for these products.

   YOU SHOULD BE AWARE THAT TAX FAVORED PLANS SUCH AS IRAS GENERALLY PROVIDE TAX DEFERRAL REGARDLESS WHETHER THEY INVEST IN ANNUITY CONTRACTS. THIS MEANS THAT WHEN A TAX FAVORED PLAN INVESTS IN AN ANNUITY CONTRACT, IT GENERALLY DOES NOT RESULT IN ANY ADDITIONAL TAX DEFERRAL BENEFITS.

TYPES OF TAX FAVORED PLANS

   IRAs If you buy a contract for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" on page 56 contains information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the contract by notifying us in writing, and we will refund all of the purchase payments under the contract (or, if provided by applicable state law, the amount credited under the contract, calculated as of the date that we receive this cancellation notice, if greater) less any applicable federal and state income tax withholding.

   Contributions Limits/Rollovers: Because of the way the contract is designed, you may only purchase a contract for an IRA in connection with a "rollover" of amounts from a qualified retirement plan or transfer from another IRA. You must make a minimum initial payment of $10,000 to purchase a contract. This minimum is greater than the maximum amount of any annual contribution allowed by law you may make to an IRA. In 2003 and 2004 the limit is $3,000; increasing in 2005 to 2007, to $4,000; and for 2008, $5,000. After 2008 the contribution amount will be indexed for inflation. The tax law also provides for a catch-up

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

provision for individuals who are age 50 and above. These taxpayers will be permitted to contribute an additional $500 in years 2003 to 2005 and an additional $1,000 in 2006 and years thereafter). The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy the contract, you can make regular IRA contributions under the contract (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA.

   Required Provisions: Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

- You, as owner of the contract, must be the "annuitant" under the contract (except in certain cases involving the division of property under a decree of divorce);

-  Your rights as owner are non-forfeitable;

-  You cannot sell, assign or pledge the contract, other than to Pruco Life;

- The annual premium you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);

- The date on which annuity payments must begin cannot be later than the April 1st of the calendar year after the calendar year you turn age 70 1/2; and

- Death and annuity payments must meet "minimum distribution requirements" (described below).

   Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

-  A 10% "early distribution penalty" (described below);

- Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or

-  Failure to take a minimum distribution (also generally described below).

   ROTH IRAs Congress amended the Code in 1997 to add a new Section 408A, creating the "Roth IRA" as a new type of individual retirement plan. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

-  Contributions to a Roth IRA cannot be deducted from your gross income;

- "Qualified distributions" (generally, held for 5 tax years and payable on account of death, disability, attainment of age 59 1/2, or first time-homebuyer) from Roth IRAs are excludable from your gross income; and

- If eligible, you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

   Because the contract's minimum initial payment of $10,000 is greater than the maximum annual contribution permitted to be made to a Roth IRA, you may purchase a contract as a Roth IRA only in connection with a "rollover" or "conversion" of the proceeds of another traditional IRA, conduit IRA, SEP, SIMPLE-IRA, or Roth IRA. The Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000), and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once the contract has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law.

                                                                              51
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TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC

         PARTNERS ANNUITY ONE CONTRACT CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

MINIMUM DISTRIBUTION REQUIREMENTS AND PAYMENT OPTION

If you hold the contract under an IRA (or other tax-favored plan), IRS minimum distribution requirements must be satisfied. This means that payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount, including a new method permitted under IRS rules released in January 2001. More information on the mechanics of this calculation is available on request. Please contact us a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% IRS penalty tax on the amount of any minimum distribution not made in a timely manner.

   You can use the Minimum Distribution option to satisfy the IRS minimum distribution requirements for this contract without either beginning annuity payments or surrendering the contract. We will send you a check for this minimum distribution amount, less any other partial withdrawals that you made during the year. Please note that the Minimum Distribution option may need to be modified to satisfy recently announced changes in IRS rules.

PENALTY FOR EARLY WITHDRAWALS

You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, SIMPLE-IRA (which may increase to 25%), Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. There are only limited exceptions to this tax, and you should consult your tax adviser for further details.

WITHHOLDING

Unless a distribution is an eligible rollover distribution that is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA, we will withhold at the rate of 20%. This 20% withholding does not apply to distributions from IRAs and Roth IRAs. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

- For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions; and

-  For all other distributions, we will withhold at a 10% rate.

   We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes.

ERISA DISCLOSURE/REQUIREMENTS

ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevents a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract.

   Information about any applicable fees, charges, discounts, penalties or adjustments may be found under "What are the Expenses Associated with the Strategic Partners Annuity One Contract" starting on page 43.

   Information about sales representatives and commissions may be found under "Other Information"

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

and "Sale and Distribution of the Contract" on page 54.

   In addition, other relevant information required by the exemptions is contained in the contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.

SPOUSAL CONSENT RULES FOR RETIREMENT PLANS -- QUALIFIED CONTRACTS

If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

   Defined Benefit Plans, Money Purchase Pension Plans, and ERISA 403(b) Annuities. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" ("QJSA"), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a death benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" ("QPSA"). If the plan pays death benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the death benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

   Defined Contribution Plans (including 401(k) Plans). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire death benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

   IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution is not required. Upon your death, any death benefit will be paid to your designated beneficiary.

ADDITIONAL INFORMATION

For additional information about federal tax law requirements applicable to tax favored plans, see the "IRA Disclosure Statement" on page 56.

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

        9:

OTHER

        INFORMATION
--------------------------------------------------------------------------------

PRUCO LIFE INSURANCE COMPANY

Pruco Life Insurance Company (Pruco Life) is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York. Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. As Pruco Life's ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life may owe under the contract.

THE SEPARATE ACCOUNT

We have established a separate account, the Pruco Life Flexible Premium Variable Annuity Account (the "separate account"), to hold the assets that are associated with the contracts. The separate account was established under Arizona law on June 16, 1995, and is registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the separate account are held in the name of Pruco Life and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. More detailed information about Pruco Life, including its audited financial statements, appears in the Statement of Additional Information.

SALE AND DISTRIBUTION OF THE CONTRACT

Prudential Investment Management Services LLC (PIMS), 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the contracts. PIMS is an indirect wholly-owned subsidiary of Prudential Financial, and is a limited liability corporation organized under Delaware law in 1996. It is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.

We pay the broker-dealer whose registered representatives sell the contract either:

-  a commission of up to 8% of your purchase payments; or

- a combination of a commission on purchase payments and a "trail" commission -- which is a commission determined as a percentage of your contract value that is paid periodically over the life of your Contract.

The commission amount quoted above is the maximum amount which is paid. In most circumstances, the registered representative who sold the contract will receive significantly less. We will generally pay less compensation with respect to contracts issued to customers over 80 years old.

   From time to time, Prudential or its affiliates may offer and pay non-cash compensation to registered representatives who sell the contract. For example, Prudential or an affiliate may pay for a training and education meeting that is attended by registered representatives of both Prudential-affiliated broker-dealers and independent broker-dealers. Prudential and its affiliates retain discretion as to which broker-dealers to offer non-cash (and cash) compensation arrangements, and will comply with NASD rules and other pertinent laws in making such offers and payments. Our payment of cash or non-cash compensation in connection with sales of the contract does not result directly in any additional charge to you.

LITIGATION

We are subject to legal and regulatory actions in the ordinary course of our business, including class action lawsuits. Pending legal and regulatory actions include proceedings that are specific to us and proceedings generally applicable to the businesses in which we operate. We are also subject to litigation arising out of our general business activities, such as our investments and third party contracts. In certain of these matters,

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

   We have been subject to substantial regulatory actions and civil litigation, including class actions, involving individual life insurance sales practices from 1982 through 1995. As of January 31, 2003, Pruco Life has resolved those regulatory actions, its sales practices class action litigation and all of the individual sales practices actions filed by policyholders who "opted out" of the sales practices class action. Prudential has indemnified Pruco Life for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

   Pruco Life's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Pruco Life in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on Pruco Life's financial position.

ASSIGNMENT

You can assign the contract at any time during your lifetime. If you do so, we will reset the death benefit to equal the contract value on the date the assignment occurs. For details, see "What is the Death Benefit," on page 35. We will not be bound by the assignment until we receive written notice. We will not be liable for any payment or other action we take in accordance with the contract if that action occurs before we receive notice of the assignment. An assignment, like any other change in ownership, may trigger a taxable event.

   If the contract is issued under a qualified plan, there may be limitations on your ability to assign the contract. For further information please speak to your representative.

FINANCIAL STATEMENTS

The financial statements of the separate account and Pruco Life, the co-issuer of the Strategic Partners Annuity One contract, are included in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

Contents:

-  Company

-  Experts

-  Principal Underwriter

-  Allocation of Initial Purchase Payment

-  Determination of Accumulation Unit Values

-  Performance Information

-  Comparative Performance Information and Advertising

-  Federal Tax Status

-  State Specific Variations

-  Directors and Officers

-  Financial Statements

HOUSEHOLDING

To reduce costs, we now send only a single copy of prospectuses and shareholder reports to each consenting household, in lieu of sending a copy to each contractholder that resides in the household. If you are a member of such a household, you should be aware that you can revoke your consent to householding at any time, and begin to receive your own copy of prospectuses and shareholder reports, by calling 1-877-778-5008.

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

IRA DISCLOSURE STATEMENT
--------------------------------------------------------------------------------

This statement is designed to help you understand the requirements of federal tax law which apply to your individual retirement annuity (IRA), your Roth IRA, your simplified employee pension IRA (SEP) for employer contributions, your Savings Incentive Match Plan for Employees (SIMPLE) IRA, or to one you purchase for your spouse. You can obtain more information regarding your IRA either from your sales representative or from any district office of the Internal Revenue Service. Those are federal tax law rules; state tax laws may vary.

FREE LOOK PERIOD

The annuity contract offered by this prospectus gives you the opportunity to return the contract for a refund (less any applicable federal and state income tax withholding) within 10 days (or whatever period is required by applicable state law) after it is delivered. The amount of the refund is dictated by state law. This is a more liberal provision than is required in connection with IRAs. To exercise this "free-look" provision, return the contract to the representative who sold it to you or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus.

ELIGIBILITY REQUIREMENTS

IRAs are intended for all persons with earned compensation whether or not they are covered under other retirement programs. Additionally, if you have a non-working spouse (and you file a joint tax return), you may establish an IRA on behalf of your non-working spouse. A working spouse may establish his or her own IRA. A divorced spouse receiving taxable alimony (and no other income) may also establish an IRA.

CONTRIBUTIONS AND DEDUCTIONS

Contributions to your IRA will be deductible if you are not an "active participant" in an employer maintained qualified retirement plan or you have "Adjusted Gross Income" (as defined under Federal tax laws) which does not exceed the "applicable dollar limit." IRA (or SEP) contributions must be made by no later than the time you file your income tax return for that year. For a single taxpayer, the applicable dollar limitation is $40,000 in 2003, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $40,000 -- $50,000. For married couples filing jointly, the applicable dollar limitation is $60,000, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $60,000 -- $70,000. There is no deduction allowed for IRA contributions when Adjusted Gross Income reaches $50,000 for individuals and $70,000 for married couples filing jointly. Income limits are scheduled to increase until 2006 for single taxpayers and 2007 for married taxpayers.

   Contributions made by your employer to your SEP are excludable from your gross income for tax purposes in the calendar year for which the amount is contributed. Certain employees who participate in a SEP will be entitled to elect to have their employer make contributions to their SEP on their behalf or to receive the contributions in cash. If the employee elects to have contributions made on the employee's behalf to the SEP, those funds are not treated as current taxable income to the employee. Elective deferrals under a SEP are limited to $12,000 in 2003, with a permitted catch-up contribution of $2,000 for individuals age 50 and above. Contribution limits and catch-up contribution limits are scheduled to increase through 2006 and are indexed for inflation thereafter. Salary-reduction SEPs (also called "SARSEPs") are available only if at least 50% of the employees elect to have amounts contributed to the SARSEP and if the employer has 25 or fewer employees at all times during the preceding year. New SARSEPs may not be established after 1996.

   The IRA maximum annual contribution and your tax deduction is limited to the lesser of: (1) the maximum amount allowed by law, including catch-up contributions if applicable, or (2) 100% of your earned compensation. Contributions in excess of the deduction limits may be subject to penalty. See below.

   Under a SEP agreement, the maximum annual contribution which your employer may make on your behalf to a SEP contract that is excludable from your income is the lesser of 25% of your salary or $40,000 in 2003. An employee who is a participant in a SEP

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

agreement may make after-tax contributions to the SEP contract, subject to the contribution limits applicable to IRAs in general. Those employee contributions will be deductible subject to the deductibility rules described above.

   The maximum tax deductible annual contribution that a divorced spouse with no other income may make to an IRA is the lesser of (1) the maximum amount allowed by law, including catch-up contributions if applicable or (2) 100% of taxable alimony.

   If you or your employer should contribute more than the maximum contribution amount to your IRA or SEP, the excess amount will be considered an "excess contribution." You are permitted to withdraw an excess contribution from your IRA or SEP before your tax filing date without adverse tax consequences. If, however, you fail to withdraw any such excess contribution before your tax filing date, a 6% excise tax will be imposed on the excess for the tax year of contribution.

   Once the 6% excise tax has been imposed, an additional 6% penalty for the following tax year can be avoided if the excess is (1) withdrawn before the end of the following year, or (2) treated as a current contribution for the following year. (See Premature Distributions, page 57, for penalties imposed on withdrawal when the contribution exceeds the maximum amount allowed by law, including catch-up contributions if applicable.)

IRA FOR NON-WORKING SPOUSE

If you establish an IRA for yourself, you may also be eligible to establish an IRA for your "non-working" spouse. In order to be eligible to establish such a spousal IRA, you must file a joint tax return with your spouse and, if your non-working spouse has compensation, his/her compensation must be less than your compensation for the year. Contributions of up to the maximum amount allowed by law, including catch-up contributions if applicable, may be made to your IRA and the spousal IRA if the combined compensation of you and your spouse is at least equal to the amount contributed. If requirements for deductibility (including income levels) are met, you will be able to deduct an amount equal to the least of (i) the amount contributed to the IRAs; (ii) twice the maximum amount allowed by law, including catch-up contributions if applicable; or (iii) 100% of your combined gross income.

   Contributions in excess of the contribution limits may be subject to penalty. See above under "Contributions and Deductions." If you contribute more than the allowable amount, the excess portion will be considered an excess contribution. The rules for correcting it are the same as discussed above for regular IRAs.

   Other than the items mentioned in this section, all of the requirements generally applicable to IRAs are also applicable to IRAs established for non-working spouses.

ROLLOVER CONTRIBUTION

Once every year, you are permitted to withdraw any portion of the value of your IRA or SEP and reinvest it in another IRA or bond. Withdrawals may also be made from other IRAs and contributed to this contract. This transfer of funds from one IRA to another is called a "rollover" IRA. To qualify as a rollover contribution, the entire portion of the withdrawal must be reinvested in another IRA within 60 days after the date it is received. You will not be allowed a tax-deduction for the amount of any rollover contribution.

   A similar type of rollover to an IRA can be made with the proceeds of a qualified distribution from a qualified retirement plan or tax-sheltered annuity. Properly made, such a distribution will not be taxable until you receive payments from the IRA created with it. You may later roll over such a contribution to another qualified retirement plan. As long as you have not mixed it with IRA (or SEP) contributions, you can retain favorable tax treatment permitted you on distributions from a qualified retirement plan, if you later rollover to a qualified retirement plan. (You may roll less than all of a qualified distribution into an IRA, but any part of it not rolled over will be currently includable in your income without any capital gains treatment.) Funds can be rolled over from an IRA or SEP to another IRA or SEP or to another qualified retirement plan or 457 government plan.

IRA DISCLOSURE STATEMENT CONTINUED
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

DISTRIBUTIONS

(a) PREMATURE DISTRIBUTIONS

At no time can your interest in your IRA or SEP be forfeited. To insure that your contributions will be used for retirement, the federal tax law does not permit you to use your IRA or SEP as security for a loan. Furthermore, as a general rule, you may not sell or assign your interest in your IRA or SEP to anyone. Use of an IRA (or SEP) as security or assignment of it to another will invalidate the entire annuity. It then will be includable in your income in the year it is invalidated and will be subject to a 10% tax penalty if you are not at least age 59 1/2 or totally disabled. (You may, however, assign your IRA or SEP without penalty to your former spouse in accordance with the terms of a divorce decree.)

   You may surrender any portion of the value of your IRA (or SEP). In the case of a partial surrender which does not qualify as a rollover, the amount withdrawn will be includable in your income and subject to the 10% penalty if you are not at least age 59 1/2 or totally disabled unless you comply with special rules requiring distributions to be made at least annually over your life expectancy.

   The 10% tax penalty does not apply to the withdrawal of an excess contribution as long as the excess is withdrawn before the due date of your tax return. Withdrawals of excess contributions after the due date of your tax return will generally be subject to the 10% penalty unless the excess contribution results from erroneous information from a plan trustee making an excess rollover contribution or unless you are over age 59 1/2 or are disabled.

(b) DISTRIBUTION AFTER AGE 59 1/2

Once you have attained age 59 1/2 (or have become totally disabled), you may elect to receive a distribution of your IRA (or SEP) regardless of when you actually retire. In addition, you must commence distributions from your IRA by April 1 following the year you attain age 70 1/2. You may elect to receive the distribution under any one of the periodic payment options available under the contract. The distributions from your IRA under any one of the period payment options or in one sum will be treated as ordinary income as you receive them to the degree that you have made deductible contributions. If you have made both deductible and nondeductible contributions, the portion of the distribution attributable to the nondeductible contribution will be tax-free.

(c) INADEQUATE DISTRIBUTIONS--50% TAX

Your IRA or SEP is intended to provide retirement benefits over your lifetime. Thus, federal tax law requires that you either (1) receive a lump-sum distribution of your IRA by April 1 of the year following the year in which you attain age 70 1/2 or (2) start to receive periodic payments by that date. If you elect to receive periodic payments, those payments must be sufficient to pay out the entire value of your IRA during your life expectancy (or over the joint life expectancies of you and your spouse/beneficiary). The calculation method is revised under the IRS regulations for distributions beginning in 2003. If the payments are not sufficient to meet these requirements, an excise tax of 50% will be imposed on the amount of any underpayment.

(d) DEATH BENEFITS

If you (or your surviving spouse) die before receiving the entire value of your IRA (or SEP), the remaining interest must be distributed to your beneficiary (or your surviving spouse's beneficiary) in one lump-sum by December 31st of the fifth year after your (or your surviving spouse's) death, or applied to purchase an immediate annuity for the beneficiary. This annuity must be payable over the life expectancy of the beneficiary beginning by December 31st of the year following the year after your or your spouse's death. If your spouse is the designated beneficiary, he or she is treated as the owner of the IRA. If minimum required distributions have begun, and no designated beneficiary is identified by December 31st of the year following the year of death, the entire amount must be distributed based on the life expectancy of the owner using the owner's age prior to death. A distribution of the balance of your IRA upon your death will not be considered a

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

gift for federal tax purposes, but will be included in your gross estate for purposes of federal estate taxes.

ROTH IRAS

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Contributions may be made to a Roth IRA by taxpayers with adjusted gross incomes of less than $160,000 for married individuals filing jointly and less than $110,000 for single individuals. Married individuals filing separately are not eligible to contribute to a Roth IRA. The maximum amount of contributions allowable for any taxable year to all IRAs maintained by an individual is generally the lesser of the maximum amount allowed by law and 100% of compensation for that year (the lesser of the maximum amount allowed by law is phased out for incomes between $150,000 and $160,000 for married and between $95,000 and $110,000 for singles). The contribution limit is reduced by the amount of any contributions made to a traditional IRA. Contributions to a Roth IRA are not deductible.

   For taxpayers with adjusted gross income of $100,000 or less, all or part of amounts in a traditional IRA may be converted, transferred or rolled over to a Roth IRA. Some or all of the IRA value will typically be includable in the taxpayer's gross income. Provided a rollover contribution meets the requirements of IRAs under Section 408(d)(3) of the Code, a rollover may be made from a Roth IRA to another Roth IRA.

   UNDER SOME CIRCUMSTANCES, IT MAY NOT BE ADVISABLE TO ROLL OVER, TRANSFER OR CONVERT ALL OR PART OF A TRADITIONAL IRA TO A ROTH IRA. PERSONS CONSIDERING A ROLLOVER, TRANSFER OR CONVERSION SHOULD CONSULT THEIR OWN TAX ADVISOR.

   "Qualified distributions" from a Roth IRA are excludable from gross income. A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2;
(b) after the owner's death; (c) due to the owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings, and taxed generally in the same manner as distributions from a traditional IRA.

   Distributions from a Roth IRA need not commence at age 70 1/2. However, if the owner dies before the entire interest in a Roth IRA is distributed, any remaining interest in the contract must be distributed by December 31 of the calendar year containing the fifth anniversary of the owner's death subject to certain exceptions.

REPORTING TO THE IRS

Whenever you are liable for one of the penalty taxes discussed above (6% for excess contributions, 10% for premature distributions or 50% for underpayments), you must file Form 5329 with the Internal Revenue Service. The form is to be attached to your federal income tax return for the tax year in which the penalty applies. Normal contributions and distributions must be shown on your income tax return for the year to which they relate. Beginning in January 2004, if you were at least 70 1/2 at the end of the prior year, we will indicate to you and to the IRS, on Form 5498, that your account is subject to minimum required distributions.

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

         APPENDIX

ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------

As we have indicated throughout this prospectus, the Strategic Partners Annuity One Variable Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each combination of such Contract features. Here, we depict the historical unit values corresponding to the Contract features bearing the highest and lowest combination of asset-based charges during the periods of September 22, 2000 to December 31, 2000; January 1, 2001 to December 31, 2001; January 1, 2002 to December 31, 2002. From September 22, 2000 to February 3, 2002, the highest combination of asset-based charges amounted to 1.70%. From February 4, 2002 to December 31, 2002 the highest combination of asset-based charges amounted to 1.80%. The lowest asset-based charges for all of these periods amounted to 1.40%. The following tables reflect data for each version of the contract. In the Statement of Additional Information, we set out unit values corresponding to the remaining unit values for the Contract Without Credit. You can obtain a copy of the Statement of Additional Information without charge, by calling (888) PRU-2888 or by writing to us at Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, PA 19101.

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------


ACCUMULATION UNIT VALUES: AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.40)*
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD    AT END OF PERIOD          OUTSTANDING AT END OF PERIOD
JENNISON PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $1.00269                  $0.81573                     2,804,198
         1/1/2001 to 12/31/2001                      $0.81573                  $0.65768                    13,472,779
         1/1/2002 to 12/31/2002                      $0.65768                  $0.44784                    17,750,091
         2/4/2002*** to 12/31/2002                   $0.97701                  $0.70649                     2,074,773

PRUDENTIAL EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002** to 12/31/2002                    $0.97750                  $0.78176                       610,157

PRUDENTIAL GLOBAL PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99803                  $0.87656                       371,999
         1/1/2001 to 12/31/2001                      $0.87656                  $0.71233                     2,021,873
         1/1/2002 to 12/31/2002                      $0.71233                  $0.52578                     2,853,658
         2/4/2002*** to 12/31/2002                   $0.98632                  $0.76666                       491,420

PRUDENTIAL MONEY MARKET PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $1.00040                  $1.01353                     3,827,370
         1/1/2001 to 12/31/2001                      $1.01353                  $1.04061                    28,517,423
         1/1/2002 to 12/31/2002                      $1.04061                  $1.04179                    30,407,337
         2/4/2002*** to 12/31/2002                   $1.00003                  $1.00082                     1,223,365

PRUDENTIAL STOCK INDEX PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99966                  $0.91141                     1,122,383
         1/1/2001 to 12/31/2001                      $0.91141                  $0.79064                     7,243,090
         1/1/2002 to 12/31/2002                      $0.79064                  $0.60663                    11,922,873
         2/4/2002*** to 12/31/2002                   $0.97534                  $0.78517                     2,259,907

PRUDENTIAL VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002** to 12/31/2002                    $0.97746                  $0.79350                       924,945

SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99989                  $0.92990                       612,611
         1/1/2001 to 12/31/2001                      $0.92990                  $0.75207                     2,321,220
         1/1/2002 to 12/31/2002                      $0.75207                  $0.57727                     3,164,636
         2/4/2002*** to 12/31/2002                   $0.98198                  $0.80240                       458,213

SP AIM AGGRESSIVE GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99989                  $0.85666                       599,327
         1/1/2001 to 12/31/2001                      $0.85666                  $0.63765                     1,875,278
         1/1/2002 to 12/31/2002                      $0.63765                  $0.49707                     2,447,386
         2/4/2002*** to 12/31/2002                   $0.97611                  $0.80273                       210,394



  * BASE DEATH BENEFIT

 ** COMMENCEMENT OF BUSINESS

*** VERSION OF CONTRACT FIRST OFFERED ON 2/4/2002                                               THIS CHART CONTINUES ON THE
NEXT PAGE

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                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.40)*
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD       AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
SP AIM CORE EQUITY INCOME PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99989                  $0.83933                       907,104
         1/1/2001 to 12/31/2001                      $0.83933                  $0.64005                     4,254,778
         1/1/2002 to 12/31/2002                      $0.64005                  $0.53519                     4,851,632
         2/4/2002*** to 12/31/2002                   $0.98416                  $0.85696                       309,138

SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99989                  $0.85233                     1,254,905
         1/1/2001 to 12/31/2001                      $0.85233                  $0.71906                     5,750,267
         1/1/2002 to 12/31/2002                      $0.71906                  $0.48794                     6,976,552
         2/4/2002*** to 12/31/2002                   $0.96941                  $0.72083                       743,529
SP ALLIANCE TECHNOLOGY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99989                  $0.75990                     1,305,959
         1/1/2001 to 12/31/2001                      $0.75990                  $0.56163                     2,243,267
         1/1/2002 to 12/31/2002                      $0.56163                  $0.32494                     2,590,099
         2/4/2002*** to 12/31/2002                   $0.97074                  $0.60245                        40,621

SP BALANCED ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99989                  $0.98004                     1,201,198
         1/1/2001 to 12/31/2001                      $0.98004                  $0.91008                    13,774,348
         1/1/2002 to 12/31/2002                      $0.91008                  $0.79270                    22,825,268
         2/4/2002*** to 12/31/2002                   $0.98743                  $0.89088                     4,569,334

SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99989                  $1.00456                       831,559
         1/1/2001 to 12/31/2001                      $1.00456                  $0.98804                    12,182,545
         1/1/2002 to 12/31/2002                      $0.98804                  $0.91698                    19,460,197
         2/4/2002*** to 12/31/2002                   $0.99058                  $0.93899                     3,739,863

SP DAVIS VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99989                  $1.01293                     3,263,900
         1/1/2001 to 12/31/2001                      $1.01293                  $0.89451                    17,121,317
         1/1/2002 to 12/31/2002                      $0.89451                  $0.74364                    21,195,077
         2/4/2002*** to 12/31/2002                   $0.97724                  $0.86688                     2,962,070

SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99989                  $0.94430                       727,420
         1/1/2001 to 12/31/2001                      $0.94430                  $0.72585                     4,573,063
         1/1/2002 to 12/31/2002                      $0.72585                  $0.59296                     6,199,295
         2/4/2002*** to 12/31/2002                   $0.99846                  $0.85393                       823,568



  * BASE DEATH BENEFIT

 ** COMMENCEMENT OF BUSINESS

*** VERSION OF CONTRACT FIRST OFFERED ON 2/4/2002                                               THIS CHART CONTINUES ON THE
NEXT PAGE

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.40)*
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD       AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
SP GROWTH ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99989                  $0.95179                     1,422,198
         1/1/2001 to 12/31/2001                      $0.95179                  $0.82679                    10,013,607
         1/1/2002 to 12/31/2002                      $0.82679                  $0.67465                    15,695,966
         2/4/2002*** to 12/31/2002                   $0.98366                  $0.84346                     3,092,708

SP INVESCO SMALL COMPANY GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99989                  $0.83474                       441,462
         1/1/2001 to 12/31/2001                      $0.83474                  $0.68188                     2,522,640
         1/1/2002 to 12/31/2002                      $0.68188                  $0.46899                     2,932,746
         2/4/2002*** to 12/31/2002                   $0.97561                  $0.72521                       544,296
SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99989                  $0.84672                       943,082
         1/1/2001 to 12/31/2001                      $0.84672                  $0.53757                     4,590,254
         1/1/2002 to 12/31/2002                      $0.53757                  $0.41046                     5,579,681
         2/4/2002*** to 12/31/2002                   $0.99603                  $0.80285                       424,766

SP LARGE CAP VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99989                  $1.04410                       557,079
         1/1/2001 to 12/31/2001                      $1.04410                  $0.94081                     4,822,405
         1/1/2002 to 12/31/2002                      $0.94081                  $0.77601                     7,324,154
         2/4/2002*** to 12/31/2002                   $0.97731                  $0.83825                     1,061,212

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99989                  $0.91251                       810,786
         1/1/2001 to 12/31/2001                      $0.91251                  $0.69040                     2,722,542
         1/1/2002 to 12/31/2002                      $0.69040                  $0.48564                     3,368,105
         2/4/2002*** to 12/31/2002                   $0.96821                  $0.74461                       243,813

SP MID CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99989                  $0.97366                     1,181,291
         1/1/2001 to 12/31/2001                      $0.97366                  $0.75936                     4,194,730
         1/1/2002 to 12/31/2002                      $0.75936                  $0.40193                     5,093,082
         2/4/2002*** to 12/31/2002                   $0.95936                  $0.58443                       756,328

SP PIMCO HIGH YIELD PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99989                  $1.01546                       722,150
         1/1/2001 to 12/31/2001                      $1.01546                  $1.04100                     7,856,471
         1/1/2002 to 12/31/2002                      $1.04100                  $1.02813                     9,066,653
         2/4/2002*** to 12/31/2002                   $0.99887                  $0.98184                     1,529,066



  * BASE DEATH BENEFIT

 ** COMMENCEMENT OF BUSINESS

*** VERSION OF CONTRACT FIRST OFFERED ON 2/4/2002                                               THIS CHART CONTINUES ON THE
NEXT PAGE

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.40)*
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD       AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
SP PIMCO TOTAL RETURN PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99989                  $1.04774                     1,448,492
         1/1/2001 to 12/31/2001                      $1.04774                  $1.12247                    18,070,959
         1/1/2002 to 12/31/2002                      $1.12247                  $1.21092                    23,310,960
         2/4/2002*** to 12/31/2002                   $1.00358                  $1.06613                     6,564,425

SP PRUDENTIAL US EMERGING GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99989                  $0.83561                     1,515,243
         1/1/2001 to 12/31/2001                      $0.83561                  $0.67759                     6,095,282
         1/1/2002 to 12/31/2002                      $0.67759                  $0.45382                     8,181,551
         2/4/2002*** to 12/31/2002                   $0.96873                  $0.71988                       794,585
SP SMALL/MID CAP VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99989                  $1.10899                     1,013,389
         1/1/2001 to 12/31/2001                      $1.10899                  $1.12776                     5,986,116
         1/1/2002 to 12/31/2002                      $1.12776                  $0.95217                     8,420,757
         2/4/2002*** to 12/31/2002                   $0.98396                  $0.84988                     2,200,257

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99989                  $0.79227                       693,204
         1/1/2001 to 12/31/2001                      $0.79227                  $0.66171                     3,503,249
         1/1/2002 to 12/31/2002                      $0.66171                  $0.48778                     4,108,519
         2/4/2002*** to 12/31/2002                   $0.97345                  $0.77240                       272,093

JANUS ASPEN SERIES--GROWTH PORTFOLIO SERVICE SHARES
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $1.00400                  $0.83038                     1,473,096
         1/1/2001 to 12/31/2001                      $0.83038                  $0.61510                     4,870,436
         1/1/2002 to 12/31/2002                      $0.61510                  $0.44459                     5,096,340
         2/4/2002*** to 12/31/2002                   $0.97419                  $0.74968                       287,219

 * BASE DEATH BENEFIT
 ** COMMENCEMENT OF BUSINESS
*** VERSION OF CONTRACT FIRST OFFERED ON 2/4/2002

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------


ACCUMULATION UNIT VALUES:
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.70)*
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD    AT END OF PERIOD          OUTSTANDING AT END OF PERIOD
JENNISON PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $1.00266                  $0.81505                     4,493,317
         1/1/2001 to 12/31/2001                      $0.81505                  $0.65525                    18,580,183
         1/1/2002 to 12/31/2002                      $0.65525                  $0.44488                    23,361,642
         2/4/2002*** to 12/31/2002                   $0.97698                  $0.70460                     3,489,541

PRUDENTIAL EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002** to 12/31/2002                    $0.97747                  $0.77957                       953,353

PRUDENTIAL GLOBAL PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99801                  $0.87590                       436,450
         1/1/2001 to 12/31/2001                      $0.87590                  $0.70961                     2,884,282
         1/1/2002 to 12/31/2002                      $0.70961                  $0.52224                     3,815,417
         2/4/2002*** to 12/31/2002                   $0.98629                  $0.76460                       632,886

PRUDENTIAL MONEY MARKET PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $1.00038                  $1.01298                     3,183,106
         1/1/2001 to 12/31/2001                      $1.01298                  $1.03708                    17,605,242
         1/1/2002 to 12/31/2002                      $1.03708                  $1.03529                    20,261,707
         2/4/2002*** to 12/31/2002                   $1.00001                  $0.99820                     7,735,441

PRUDENTIAL STOCK INDEX PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99963                  $0.91059                       849,860
         1/1/2001 to 12/31/2001                      $0.91059                  $0.78747                     8,065,181
         1/1/2002 to 12/31/2002                      $0.78747                  $0.60247                    12,033,767
         2/4/2002*** to 12/31/2002                   $0.97531                  $0.78297                     3,594,789

PRUDENTIAL VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002** to 12/31/2002                    $0.97743                  $0.79137                       952,004

SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99986                  $0.92916                     1,073,826
         1/1/2001 to 12/31/2001                      $0.92916                  $0.74916                     3,546,887
         1/1/2002 to 12/31/2002                      $0.74916                  $0.57340                     4,412,377
         2/4/2002*** to 12/31/2002                   $0.98196                  $0.80023                     1,363,991

SP AIM AGGRESSIVE GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99986                  $0.85596                       898,874
         1/1/2001 to 12/31/2001                      $0.85596                  $0.63522                     3,045,738
         1/1/2002 to 12/31/2002                      $0.63522                  $0.49375                     4,079,956
         2/4/2002*** to 12/31/2002                   $0.97609                  $0.80046                       507,067



 * GMDB GREATER OF ROLL UP OR STEP-UP, AND GMDB ROLL UP OR STEP-UP AND CONTRACT WITH CREDIT
 ** COMMENCEMENT OF BUSINESS

*** VERSION OF CONTRACT FIRST OFFERED ON 2/4/2002                                               THIS CHART CONTINUES ON THE
NEXT PAGE

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.70)*
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD       AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
SP AIM CORE EQUITY INCOME PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99986                  $0.83861                     1,337,786
         1/1/2001 to 12/31/2001                      $0.83861                  $0.63760                     5,822,149
         1/1/2002 to 12/31/2002                      $0.63760                  $0.53161                     6,220,983
         2/4/2002*** to 12/31/2002                   $0.98414                  $0.85470                       534,666

SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99986                  $0.85163                     1,592,163
         1/1/2001 to 12/31/2001                      $0.85163                  $0.71633                     8,117,901
         1/1/2002 to 12/31/2002                      $0.71633                  $0.48468                    10,393,972
         2/4/2002*** to 12/31/2002                   $0.96938                  $0.71891                     1,351,694
SP ALLIANCE TECHNOLOGY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99986                  $0.75927                     2,337,710
         1/1/2001 to 12/31/2001                      $0.75927                  $0.55947                     4,812,766
         1/1/2002 to 12/31/2002                      $0.55947                  $0.32275                     5,700,986
         2/4/2002*** to 12/31/2002                   $0.97072                  $0.60084                       157,707

SP BALANCED ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99986                  $0.97922                     1,836,214
         1/1/2001 to 12/31/2001                      $0.97922                  $0.90679                    18,809,220
         1/1/2002 to 12/31/2002                      $0.90679                  $0.78749                    30,044,437
         2/4/2002*** to 12/31/2002                   $0.98740                  $0.88845                     8,586,292

SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99986                  $1.00374                       288,927
         1/1/2001 to 12/31/2001                      $1.00374                  $0.98439                    10,395,749
         1/1/2002 to 12/31/2002                      $0.98439                  $0.91103                    15,264,982
         2/4/2002*** to 12/31/2002                   $0.99055                  $0.93640                     6,136,137

SP DAVIS VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99986                  $1.01213                     3,194,985
         1/1/2001 to 12/31/2001                      $1.01213                  $0.89127                    21,617,427
         1/1/2002 to 12/31/2002                      $0.89127                  $0.73878                    26,427,460
         2/4/2002*** to 12/31/2002                   $0.97221                  $0.86447                     4,429,558

SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99986                  $0.94350                       752,798
         1/1/2001 to 12/31/2001                      $0.94350                  $0.72306                     6,757,406
         1/1/2002 to 12/31/2002                      $0.72306                  $0.58896                     8,246,093
         2/4/2002*** to 12/31/2002                   $0.99844                  $0.85162                     1,760,378



 * GMDB GREATER OF ROLL UP OR STEP-UP, AND GMDB ROLL UP OR STEP-UP AND CONTRACT WITH CREDIT
 ** COMMENCEMENT OF BUSINESS

*** VERSION OF CONTRACT FIRST OFFERED ON 2/4/2002                                               THIS CHART CONTINUES ON THE
NEXT PAGE

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.70)*
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD       AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
SP GROWTH ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99986                  $0.95105                     1,300,041
         1/1/2001 to 12/31/2001                      $0.95105                  $0.82369                    17,314,002
         1/1/2002 to 12/31/2002                      $0.82369                  $0.67004                    25,198,431
         2/4/2002*** to 12/31/2002                   $0.98363                  $0.84121                     8,259,878

SP INVESCO SMALL COMPANY GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99986                  $0.83404                       782,539
         1/1/2001 to 12/31/2001                      $0.83404                  $0.67926                     3,991,681
         1/1/2002 to 12/31/2002                      $0.67926                  $0.46578                     4,962,139
         2/4/2002*** to 12/31/2002                   $0.97558                  $0.72319                       647,683
SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99986                  $0.84597                     1,178,408
         1/1/2001 to 12/31/2001                      $0.84597                  $0.53544                     6,127,723
         1/1/2002 to 12/31/2002                      $0.53544                  $0.40766                     7,545,235
         2/4/2002*** to 12/31/2002                   $0.99601                  $0.80064                     1,013,026

SP LARGE CAP VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99986                  $1.04325                       305,406
         1/1/2001 to 12/31/2001                      $1.04325                  $0.93729                     5,030,228
         1/1/2002 to 12/31/2002                      $0.93729                  $0.77078                     7,773,411
         2/4/2002*** to 12/31/2002                   $0.97728                  $0.83592                     1,893,068

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99986                  $0.91177                       690,992
         1/1/2001 to 12/31/2001                      $0.91177                  $0.68787                     3,167,301
         1/1/2002 to 12/31/2002                      $0.68787                  $0.48243                     3,528,858
         2/4/2002*** to 12/31/2002                   $0.96819                  $0.74266                       415,620

SP MID CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99986                  $0.97285                     1,175,567
         1/1/2001 to 12/31/2001                      $0.97285                  $0.75655                     5,759,019
         1/1/2002 to 12/31/2002                      $0.75655                  $0.39925                     7,287,557
         2/4/2002*** to 12/31/2002                   $0.95934                  $0.58278                     1,587,489

SP PIMCO HIGH YIELD PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99986                  $1.01459                       444,968
         1/1/2001 to 12/31/2001                      $1.01459                  $1.03690                     6,272,409
         1/1/2002 to 12/31/2002                      $1.03690                  $1.02112                     8,434,688
         2/4/2002*** to 12/31/2002                   $0.99885                  $0.97913                     3,687,930



 * GMDB GREATER OF ROLL UP OR STEP-UP, AND GMDB ROLL UP OR STEP-UP AND CONTRACT WITH CREDIT
 ** COMMENCEMENT OF BUSINESS

*** VERSION OF CONTRACT FIRST OFFERED ON 2/4/2002                                               THIS CHART CONTINUES ON THE
NEXT PAGE

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.70)*
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD       AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
SP PIMCO TOTAL RETURN PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99986                  $1.04684                       793,489
         1/1/2001 to 12/31/2001                      $1.04684                  $1.11822                    17,147,878
         1/1/2002 to 12/31/2002                      $1.11822                  $1.20285                    28,256,991
         2/4/2002*** to 12/31/2002                   $1.00355                  $1.06315                    13,541,884

SP PRUDENTIAL US EMERGING GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99986                  $0.83496                     1,729,790
         1/1/2001 to 12/31/2001                      $0.83496                  $0.67514                     7,641,248
         1/1/2002 to 12/31/2002                      $0.67514                  $0.45086                    10,406,229
         2/4/2002*** to 12/31/2002                   $0.96871                  $0.71792                     1,252,294
SP SMALL/MID CAP VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99986                  $1.10805                       866,330
         1/1/2001 to 12/31/2001                      $1.10805                  $1.12346                     6,562,121
         1/1/2002 to 12/31/2002                      $1.12346                  $0.94585                     9,585,670
         2/4/2002*** to 12/31/2002                   $0.98393                  $0.84758                     3,090,770

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $0.99986                  $0.79161                       997,234
         1/1/2001 to 12/31/2001                      $0.79161                  $0.65929                     3,749,277
         1/1/2002 to 12/31/2002                      $0.65929                  $0.48451                     4,556,334
         2/4/2002*** to 12/31/2002                   $0.97342                  $0.77024                       474,559

JANUS ASPEN SERIES--GROWTH PORTFOLIO SERVICE SHARES
------------------------------------------------------------------------------------------------------------------------------
         9/22/2000** to 12/31/2000                   $1.00397                  $0.82976                     1,295,174
         1/1/2001 to 12/31/2001                      $0.82976                  $0.61281                     4,290,126
         1/1/2002 to 12/31/2002                      $0.61281                  $0.44152                     4,661,577
         2/4/2002*** to 12/31/2002                   $0.97417                  $0.74773                       494,202

 * GMDB GREATER OF ROLL UP OR STEP-UP, AND GMDB ROLL UP OR STEP-UP AND CONTRACT WITH CREDIT
 ** COMMENCEMENT OF BUSINESS
*** VERSION OF CONTRACT FIRST OFFERED ON 2/4/2002

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES:
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.80)*,**
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD    AT END OF PERIOD          OUTSTANDING AT END OF PERIOD
JENNISON PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                      $ 0.97697                 $ 0.70404                    3,450,602

PRUDENTIAL EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                      $ 0.97747                 $ 0.77888                      725,818

PRUDENTIAL GLOBAL PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                      $ 0.98628                 $ 0.76397                      931,954

PRUDENTIAL MONEY MARKET PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                      $ 1.00000                 $ 0.99705                    7,056,377

PRUDENTIAL STOCK INDEX PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                      $ 0.97531                 $ 0.78234                    2,610,229

PRUDENTIAL VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                      $ 0.97743                 $ 0.79064                    1,420,530

SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                      $ 0.98195                 $ 0.79951                      804,367

SP AIM AGGRESSIVE GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                      $ 0.97608                 $ 0.79994                      513,944

SP AIM CORE EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                      $ 0.98413                 $ 0.85392                      334,119

SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                      $ 0.96937                 $ 0.71821                    1,027,592

SP ALLIANCE TECHNOLOGY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                      $ 0.97071                 $ 0.60027                      245,867

SP BALANCED ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                      $ 0.98740                 $ 0.88776                    9,912,976

SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                      $ 0.99055                 $ 0.93552                    8,653,694

SP DAVIS VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                      $ 0.97220                 $ 0.86377                    3,598,104

SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                      $ 0.99843                 $ 0.85088                    1,437,758

SP GROWTH ASSET ALLOCATION PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                      $ 0.98362                 $ 0.84047                   10,846,528



 * GMDB GREATER OF ROLL UP OR STEP-UP AND CONTRACT WITH CREDIT

** VERSION OF CONTRACT FIRST OFFERED ON 2/4/2002

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS ANNUITY ONE PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.80)*,**
------------------------------------------------------------------------------------------------------------------------------
                                              ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD       AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
SP INVESCO SMALL COMPANY GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                      $ 0.97557                 $ 0.72253                      647,876

SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                      $ 0.99600                 $ 0.80005                      801,609

SP LARGE CAP VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                      $ 0.97727                 $ 0.83524                    1,348,763

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                      $ 0.96818                 $ 0.74196                      409,181

SP MID CAP GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                      $ 0.95933                 $ 0.58236                    1,254,363
SP PIMCO HIGH YIELD PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                      $ 0.99884                 $ 0.97831                    4,341,711

SP PIMCO TOTAL RETURN PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                      $ 1.00354                 $ 1.06230                   11,976,408

SP PRUDENTIAL US EMERGING GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                      $ 0.96870                 $ 0.71719                    1,233,087

SP SMALL/MID CAP VALUE PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                      $ 0.98392                 $ 0.84686                    3,227,651

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                      $ 0.97341                 $ 0.76958                      425,562

JANUS ASPEN SERIES--GROWTH PORTFOLIO SERVICE SHARES
------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                      $ 0.97416                 $ 0.74702                      489,739

 * GMDB GREATER OF ROLLUP OR STEP-UP AND CONTRACT WITH CREDIT.
** VERSION OF CONTRACT FIRST OFFERED ON 2/4/2002

                                    APPENDIX
                  Calculation of Earnings Appreciator Benefit

EXAMPLE 1:
Assume that a purchase payment of $70,000 is made on the contract date. Assume that no withdrawals or subsequent purchase payments are made and that the contract value used in the death benefit calculation is $120,000. Also assume that the owner (or joint owner, if older) is younger than age 66 on the date the application is signed.

45% of lesser of:
  Adjusted Purchase Payment                  $70,000
  Allocated Earnings                         $50,000 contract value minus purchase payment)

Benefit (45% of $50,000)                     $22,500

EXAMPLE 2:
Assume that a 60 year old purchases a contract on 1/1/2001 with a $50,000 purchase payment.

The owner's initial purchase payment (purchase payment #1) grows to $90,000 on 1/1/2005, giving the contract $40,000 IN EARNINGS*, all allocated to the initial purchase payment. On this date, the owner makes an additional purchase payment of $60,000. The $60,000 purchase payment increases the contract value to $150,000 ($90,000 + $60,000). At this time, there are no earnings allocated to the additional purchase payment (purchase payment #2). However, future earnings will now be allocated to the two purchase payments in the following proportions:

      (purchase payment#1 + earnings) / total contract value = ($50,000 + $40,000*) / $150,000 = 60%
      (purchase payment#2 + earnings) / total contract value = ($60,000 + $0) / $150,000 = 40%

On 1/1/2009 the owner makes a withdrawal of $38,000. The contract value has grown an additional $40,000 from $150,000 on 1/1/2005 to $190,000 on 1/1/2009 prior to the withdrawal. The $40,000 IN NEW EARNINGS** will be allocated among the two purchase payments prior to the withdrawal using the percentages determined above.

      $40,000 IN NEW EARNINGS**
      Earnings Allocated to Adjusted Purchase Payment #1 (60% of $40,000**) = $24,000
      Earnings Allocated to Adjusted Purchase Payment # 2 (40% of $40,000**) = $16,000

The earnings allocated to each purchase payment now are as follows:

                                          BEFORE
                                           NEW
                                         EARNINGS        $40,000 NEW EARNINGS         TOTAL
                                         --------    +   --------------------    =   --------
Purchase Payment #1                      $ 50,000              $     0               $ 50,000
Earnings Allocated to #1                 $ 40,000              $24,000               $ 64,000
Purchase Payment #2                      $ 60,000              $     0               $ 60,000
Earnings Allocated to #2                 $      0              $16,000               $ 16,000
                                         --------              -------               --------
                                         $150,000     +        $40,000            =  $190,000

The withdrawal of $38,000 reduces the contract value by 20% ($38,000/$190,000). The withdrawal will reduce both purchase payments and the earnings allocated to each of them by 20% as shown below.

                                 BEFORE
                               WITHDRAWAL         REDUCED BY 20%
                               ----------         --------------
Adjusted Purchase Payment #1    $ 50,000             $ 40,000
Earnings Allocated to #1        $ 64,000             $ 51,200
Adjusted Purchase Payment #2    $ 60,000             $ 48,000
Earnings Allocated to #2        $ 16,000             $ 12,800
                                --------             --------
                                $190,000             $152,000

The contract value grows $20,000 from $152,000 on 1/1/2009 to $172,000 on 1/1/2011. THE $20,000 IN NEW EARNINGS*** will be allocated among the two purchase payments using the percentages determined above.

        $20,000 IN NEW EARNINGS***
        Earnings Allocated to Adjusted Purchase Payment #1 (60% of $20,000***) = $12,000
        Earnings Allocated to Adjusted Purchase Payment # 2 (40% of $20,000***) = $8,000

The earnings allocated to each purchase payment now are as follows:

                                      BEFORE
                                       NEW
                                     EARNINGS        $20,000 NEW EARNINGS         TOTAL
                                     --------    +   --------------------    =   --------
Adjusted Purchase Payment #1         $ 40,000              $     0               $ 40,000
Earnings Allocated to #1             $ 51,200              $12,000               $ 63,200
Adjusted Purchase Payment #2         $ 48,000              $     0               $ 48,000
Earnings Allocated to #2             $ 12,800              $ 8,000               $ 20,800
                                     --------              -------               --------
                                     $152,000    +         $20,000           =   $172,000

Now let's calculate the total Earnings Appreciator Benefit as of 1/1/2011:

Benefit on Purchase Payment #1                           Benefit on Purchase Payment #2
  45% of lesser of:                                      45% of lesser of:
     Adjusted Purchase Payment        $40,000              Adjusted Purchase Payment           $48,000
     Allocated Earnings               $63,200              Allocated Earnings                  $20,800
  45% OF $40,000                      $18,000            45% OF $20,800                         $9,360

         TOTAL EARNINGS APPRECIATOR BENEFIT: $18,000 + $9,360 = $27,360

PART III PROSPECTUSES
--------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTIONS

                       This page intentionally left blank

ORD000045

STRATEGIC PARTNERS(SM)
PLUS
VARIABLE ANNUITY
--------------------------------------------------------------------------------
PROSPECTUS: MAY 1, 2003

THIS PROSPECTUS DESCRIBES AN INDIVIDUAL VARIABLE ANNUITY CONTRACT OFFERED BY PRUCO LIFE INSURANCE COMPANY (PRUCO LIFE). PRUCO LIFE IS A WHOLLY-OWNED SUBSIDIARY OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA.

THE FUNDS
------------------------------------------------------------

Strategic Partners Plus offers a wide variety of investment choices, including 35 variable investment options that invest in mutual funds managed by these leading asset managers:

PRUDENTIAL INVESTMENTS LLC
JENNISON ASSOCIATES LLC
A I M CAPITAL MANAGEMENT, INC.
ALLIANCE CAPITAL MANAGEMENT, LP
CALAMOS ASSET MANAGEMENT, INC.
DAVIS ADVISORS
DEUTSCHE ASSET MANAGEMENT INVESTMENT SERVICES LIMITED
EVERGREEN INVESTMENT MANAGEMENT COMPANY
FIDELITY MANAGEMENT & RESEARCH COMPANY
GE ASSET MANAGEMENT, INCORPORATED
INVESCO FUNDS GROUP, INC.
JANUS CAPITAL MANAGEMENT LLC
MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS)
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (PIMCO)
SALOMON BROTHERS ASSET MANAGEMENT INC.

You may choose between two basic versions of Strategic Partners Plus. One version, the Contract With Credit, provides for a bonus credit that we add to each purchase payment you make. If you choose this version of Strategic Partners Plus, some charges and expenses may be higher than if you choose the version without the credit. Those higher charges could exceed the amount of the credit under some circumstances, particularly if you withdraw purchase payments within a few years of making those purchase payments. The Contract With Credit comes in two forms -- one form under which bonus credits generally are not recaptured once the free look period expires and which bears higher charges, and the other form under which bonus credits vest over several years. We will continue to offer the latter version of the Contract With Credit in a State until the State has approved the former version, after which approval we will offer only the former version. We will continue to offer this version in states where other, subsequent versions, which are described in a different prospectus are not yet approved in a state.

PLEASE READ THIS PROSPECTUS
------------------------------------------------------------

Please read this prospectus before purchasing a Strategic Partners Plus variable annuity contract, and keep it for future reference. Current prospectuses for the underlying mutual funds accompany this prospectus. These prospectuses contain important information about the mutual funds. Please read these prospectuses and keep them for reference as well.

TO LEARN MORE ABOUT STRATEGIC PARTNERS PLUS
------------------------------------------------------------

To learn more about the Strategic Partners Plus variable annuity, you can request a copy of the Statement of Additional Information (SAI) dated May 1, 2003. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. Pruco Life also files other reports with the SEC. All of these filings can be reviewed and copied at the SEC's offices, and can also be obtained from the SEC's Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. The SEC maintains a Web site (http://www.sec.gov) that contains the Strategic Partners Plus SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is on Page 53 of this prospectus.

FOR A FREE COPY OF THE SAI CALL US AT:
------------------------------------------------------------
- (888) PRU-2888 or write to us at:
- Prudential Annuity Service Center
  P.O. Box 7960
  Philadelphia, PA 19101

THE SEC HAS NOT DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE. INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN STRATEGIC PARTNERS PLUS IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.
STRATEGIC PARTNERS(SM) IS A SERVICE MARK OF THE PRUDENTIAL INSURANCE COMPANY OF
AMERICA                                                                    P2082

CONTENTS
--------------------------------------------------------------------------------

                                     PART I: STRATEGIC PARTNERS PLUS PROSPECTUS
                                     ------------------------------------------------------------

                                     SUMMARY
                                     ------------------------------------------------------------
                                              Glossary...........................................      6
                                              Summary............................................      9
                                              Summary of Contract Expenses.......................     15
                                              Expense Examples...................................     19

                                     PART II: STRATEGIC PARTNERS PLUS PROSPECTUS
                                     ------------------------------------------------------------

                                     SECTIONS 1-9
                                     ------------------------------------------------------------

                                         Section 1: What is the Strategic Partners Plus Variable
                                           Annuity?..............................................     24
                                              Short Term Cancellation Right or "Free Look".......     25

                                         Section 2: What Investment Options Can I Choose?........     26
                                              Variable Investment Options........................     26
                                              Fixed Interest Rate Options........................     27
                                              Transfers Among Options............................     28
                                              Market Timing......................................     29
                                              Other Available Features...........................     29
                                              Voting Rights......................................     30
                                              Substitution.......................................     30

                                         Section 3: What Kind of Payments Will I Receive During
                                           the Income Phase? (Annuitization).....................     31
                                              Payment Provisions Without the Guaranteed Minimum
                                                Income Benefit...................................     31
                                                  Option 1: Annuity Payments for a Fixed
                                                            Period...............................     31
                                                  Option 2: Life Annuity with 120 Payments (10
                                                            Years) Certain.......................     31
                                                  Option 3: Interest Payment Option..............     31
                                                  Other Annuity Options..........................     32
                                                  Tax Considerations.............................     32
                                              Guaranteed Minimum Income Benefit..................     32
                                                  GMIB Option 1 -- Single Life Payout Option.....     33
                                                  GMIB Option 2 -- Joint Life Payout Option......     33

                                         Section 4: What is the Death Benefit?...................     34
                                              Beneficiary........................................     34
                                              Calculation of the Death Benefit...................     34
                                              Special Rules If Joint Owners......................     35
                                              Payout Options.....................................     35
                                              Earnings Appreciator Supplemental Death Benefit....     35
                                              Spousal Continuance Benefit........................     37

                                         Section 5: How Can I Purchase a Strategic Partners Plus
                                           Contract?.............................................     39
                                              Purchase Payments..................................     39
                                              Allocation of Purchase Payments....................     39
                                              Credits............................................     39
                                              Calculating Contract Value.........................     40

                                         Section 6: What are the Expenses Associated with the
                                           Strategic Partners Plus Contract?.....................     41
                                              Insurance and Administrative Charge................     41
                                              Earnings Appreciator Charge........................     41
                                              Guaranteed Minimum Income Benefit Charge...........     42

--------------------------------------------------------------------------------

                                              Contract Maintenance Charge........................     42
                                              Withdrawal Charge..................................     43
                                              Waiver of Withdrawal Charges for Critical Care.....     44
                                              Taxes Attributable to Premium......................     44
                                              Transfer Fee.......................................     44
                                              Company Taxes......................................     44
                                              Underlying Mutual Fund Fees........................     44

                                         Section 7: How Can I Access My Money?...................     45
                                              Withdrawals During the Accumulation Phase..........     45
                                              Automated Withdrawals..............................     45
                                              Suspension of Payments or Transfers................     45

                                         Section 8: What are the Tax Considerations Associated
                                           with the Strategic Partners Plus Contract?............     46
                                              Contracts Owned by Individuals (Not Associated with
                                                Tax-Favored Retirement Plans)....................     46
                                              Contracts Held by Tax-Favored Plans................     48

                                         Section 9: Other Information............................     52
                                              Pruco Life Insurance Company.......................     52
                                              The Separate Account...............................     52
                                              Sale and Distribution of the Contract..............     52
                                              Litigation.........................................     52
                                              Assignment.........................................     53
                                              Financial Statements...............................     53
                                              Statement of Additional Information................     53
                                              Householding.......................................     53
                                              IRA Disclosure Statement...........................     54

                                         Appendix................................................     58
                                              Accumulation Unit Values...........................     59
                                              Calculation of Earnings Appreciator Benefit........     70


                                       PART III: PROSPECTUSES
                                       ------------------------------------------------------------

                                       VARIABLE INVESTMENT OPTIONS
                                       ------------------------------------------------------------

                                        THE PRUDENTIAL SERIES FUND, INC.

                                        EVERGREEN VARIABLE ANNUITY TRUST

                                        JANUS ASPEN SERIES


                       This page intentionally left blank

PART I SUMMARY
--------------------------------------------------------------------------------
STRATEGIC PARTNERS PLUS PROSPECTUS

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

GLOSSARY
--------------------------------------------------------------------------------
WE HAVE TRIED TO MAKE THIS PROSPECTUS AS EASY TO READ AND UNDERSTAND AS POSSIBLE. BY THE NATURE OF THE CONTRACT, HOWEVER, CERTAIN TECHNICAL WORDS OR TERMS ARE UNAVOIDABLE. WE HAVE IDENTIFIED THE FOLLOWING AS SOME OF THESE WORDS OR TERMS.

ACCUMULATION PHASE

The period that begins with the contract date (which we define below) and ends when you start receiving income payments, or earlier if the contract is terminated through a full withdrawal or payment of a death benefit.

ADJUSTED CONTRACT VALUE

When you begin receiving income payments, the value of your contract minus (i) any charge we impose for premium taxes and (ii) if you have chosen the Contract With Credit, any credit that has not yet vested.

ADJUSTED PURCHASE PAYMENT

Your invested purchase payment adjusted for any subsequent withdrawals. The adjusted purchase payment is used only for calculations of the Earnings Appreciator benefit.

ANNUITANT

The person whose life determines the amount of income payments that we will pay. If the annuitant dies before the annuity date, the co-annuitant (if any) becomes the annuitant if the contract's requirements for changing the annuity date are met. If, upon the death of the annuitant, there is no surviving co-annuitant, and the owner is not the annuitant, then the owner becomes the annuitant.

ANNUITY DATE

The date when income payments are scheduled to begin.

BENEFICIARY

The person(s) or entity you have chosen to receive a death benefit.

CONTRACT DATE

The date on which we credit your initial purchase payment. We will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment and all necessary paperwork in good order at the Prudential Annuity Service Center. Contract anniversaries are measured from the contract date. A contract year starts on the contract date or on a contract anniversary.

CONTRACT OWNER, OWNER, OR YOU

The person entitled to the ownership rights under the contract.

CONTRACT VALUE

This is the total value of your contract, equal to the sum of the values of your investment in each investment option you have chosen. Your contract value will go up or down based on the performance of the investment options you choose.

CONTRACT WITH CREDIT

A version of the annuity contract that provides for a bonus credit with each purchase payment that you make, has higher withdrawal charges and (with respect to one version) a longer withdrawal charge period than the Contract Without Credit, and has no fixed rate investment options available. The Contract With Credit comes in two forms, under one of which the bonus credits generally are not recaptured once the free look period expires and which bears higher charges, and under the other, the bonus credits vest over a period of several years. We will continue to offer the latter version of the Contract With Credit in a State until the State has approved the former version, after which approval we will offer only the former version.

CONTRACT WITHOUT CREDIT

A version of the annuity contract that does not provide a credit, has different withdrawal charges and a lower withdrawal charge period (than the original version of the Contract With Credit), and offers two fixed rate investment options: a one-year fixed rate option and a dollar cost averaging fixed rate option. Beginning in 2002, we started offering a version of the Contract Without Credit that differs from previously-issued Contracts Without Credit with regard to maximum issue age, maximum annuitization

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

age, Spousal Continuance Benefit, contract maintenance charge, and minimum guaranteed interest rate.

CREDIT

If you choose the Contract With Credit (which we previously defined), this is the bonus amount that we allocate to your account each time you make a purchase payment. The amount of the credit is a percentage of the purchase payment. Under one version of the Contract With Credit the credit is subject to a vesting schedule, which means that if you withdraw all or part of a purchase payment within a certain period, or you begin the income phase or we pay a death benefit during that period, we may take back all or part of the credit. Under another version of the Contract With Credit, bonus credits generally are not recaptured once the free look period expires. Our reference in the preceding sentence to "generally are not recaptured" refers to the fact that we have the contractual right to deduct, from the death benefit we pay, the amount of any credit corresponding to a purchase payment made within one year before death. We have the ability to recapture such credits under both versions of the Contract With Credit. See "How Can I Purchase A Strategic Partners Plus Contract" on page 39.

DEATH BENEFIT

If the sole or last surviving owner dies, the beneficiary you designate will receive, at a minimum, the total amount invested, reduced by withdrawals or a potentially greater amount related to market appreciation. A guaranteed minimum death benefit is available for an additional charge.

DOLLAR COST AVERAGING FIXED RATE OPTION (DCA FIXED RATE OPTION)

An investment option that offers a fixed rate of interest for a selected period during which periodic transfers are automatically made to selected variable investment options. We guarantee your money will earn at least 3% while it is allocated to this option. Payments you allocate to the DCA Fixed Rate Option become part of Pruco Life's general assets until they are transferred.

EARNINGS APPRECIATOR

An optional feature that may be available for an additional charge that may provide a supplemental death benefit based on earnings under the contract.

FIXED INTEREST RATE OPTIONS

Under the Contract Without Credit (which we previously defined), these are investment options that offer a fixed rate of interest for either a one-year period (fixed rate option) or a selected period during which periodic transfers are made to selected variable investment options (dollar cost averaging fixed rate option). The fixed interest rate options are available only with the Contract Without Credit.

GUARANTEED MINIMUM DEATH BENEFIT (GMDB)

An optional feature available for an additional charge that guarantees that the death benefit that the beneficiary receives will be no less than a certain "protected value". Depending upon the terms of your contract, the protected value for the guaranteed minimum death benefit may equal the "roll-up value," the "step-up value," or the larger of the two. We define these terms below.

GUARANTEED MINIMUM INCOME BENEFIT (GMIB)

An optional feature that may be available for an additional charge that guarantees that the income payments you receive during the income phase will be no less than a certain "protected value" applied to the GMIB guaranteed annuity purchase rates. Currently, the protected value for the guaranteed minimum income benefit is equal to the "roll-up value," which we define below.

INCOME OPTIONS

Options under the contract that define the frequency and duration of income payments. In your contract, we also refer to these as payout or annuity Options.

INCOME PHASE

The period in which you receive income payments under the contract.

INVESTED PURCHASE PAYMENTS

Your purchase payments (which we define below) less any deduction we make for any premium or other tax charge.

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

GLOSSARY CONTINUED
--------------------------------------------------------------------------------

JOINT OWNER

The person named as the joint owner, who shares ownership rights with the owner as defined in the contract.

NET PURCHASE PAYMENTS

Your total purchase payments (which we define below) less any withdrawals you have made.

PROTECTED VALUE

If you choose a guaranteed minimum death benefit and/or guaranteed minimum income benefit, the guaranteed amount upon which the benefit is calculated. If both the guaranteed minimum death benefit and the guaranteed minimum income benefit are available to you and you choose both of these options, the protected value of each may be different. Depending upon the terms of your contract, the protected value of the guaranteed minimum death benefit may generally equal the "roll-up value," the "step-up value," or the greater of the two. The protected value of the guaranteed minimum income benefit, if available, will generally equal the "roll-up value." After we no longer increase the "roll-up" or "step-up" values, the protected value will stop increasing except by subsequent invested purchase payments.

PRUDENTIAL ANNUITY SERVICE CENTER

For general correspondence: P.O. Box 7960, Philadelphia, PA 19101. For express overnight mail: 2101 Welsh Road, Dresher, PA 19025. The telephone number is 888-PRU-2888. Prudential's Web site is www.prudential.com.

PURCHASE PAYMENTS

The amount of money you pay us to purchase the contract. With some restrictions, you can make additional purchase payments at any time during the accumulation phase.

ROLL-UP VALUE

The total of all invested purchase payments compounded daily at an effective annual rate of 5.0%, subject to a cap of 200% of all invested purchase payments and to certain age restrictions. Both the roll-up and the cap are reduced proportionally by withdrawals. Depending upon the terms of your contract and what options you choose, we may use the roll-up value to compute the protected value of the guaranteed minimum death benefit and/or the guaranteed minimum income benefit.

SEPARATE ACCOUNT

We hold your purchase payments allocated to the variable investment options in a separate account called the Pruco Life Flexible Premium Variable Annuity Account. The separate account is set apart from all of the general assets of Pruco Life.

STATEMENT OF ADDITIONAL INFORMATION

A document containing certain additional information about the Strategic Partners Plus variable annuity. We have filed the Statement of Additional Information with the Securities and Exchange Commission and it is legally a part of this prospectus. To learn how to obtain a copy of the Statement of Additional Information, see the front cover of this prospectus.

STEP-UP VALUE

The highest value of the contract on any contract anniversary date, subject to certain age restrictions. Between anniversary dates, the step-up value is only increased by additional purchase payments and reduced proportionally by withdrawals. Depending upon the terms of your contract and what options you choose, we may use the step-up value to compute the protected value of the guaranteed minimum death benefit.

TAX DEFERRAL

This is a way to increase your assets without currently being taxed. Generally, you do not pay taxes on your contract earnings until you take money out of your contract. You should be aware that tax favored plans (such as IRAs) already provide tax deferral regardless of whether they invest in annuity contracts. See "What Are the Tax Considerations Associated with the Strategic Partners Plus Contract," page 46.

VARIABLE INVESTMENT OPTION

When you choose a variable investment option, we purchase shares of the underlying mutual fund that are held as an investment for that option. We hold these shares in the separate account. The division of the separate account of Pruco Life that invests in a particular mutual fund is referred to in your contract as a subaccount.

SUMMARY FOR SECTIONS 1-9
--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

FOR A MORE COMPLETE DISCUSSION OF THE FOLLOWING TOPICS, SEE THE CORRESPONDING
SECTION IN PART II OF THE PROSPECTUS.

SECTION 1
WHAT IS THE STRATEGIC PARTNERS PLUS VARIABLE ANNUITY?

The Strategic Partners Plus variable annuity is a contract between you, the owner, and us, the insurance company, Pruco Life Insurance Company (Pruco Life, we or us). The contract allows you to invest on a tax-deferred basis in one or more of 35 variable investment options. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit.

   There are two basic versions of the Strategic Partners Plus variable annuity discussed in this prospectus.

Contract With Credit.

- provides for a bonus credit that we add to each purchase payment that you make,

-  has higher withdrawal charges than the Contract Without Credit,

- the version of the contract under which bonus credits generally are not recaptured after the free look period, has higher insurance and administrative charges are higher than the Contract Without Credit.

-  has no fixed rate investment options available, and

- comes in one version under which bonus credits generally are not recaptured once the free look period expires, and another version under which bonus credits vest over a period of several years. Once a State has approved the former version, we will cease offering the latter version.

- Under the version of the Contract With Credit under which bonus credits generally are not recaptured once the free look period expires, we have the contractual right to deduct, from the death benefit we pay, the amount of any credit corresponding to a purchase payment made within one year before death.

   We call this version the "Contract With Credit."

Contract Without Credit.  The other version of the contract:

-  does not provide a credit,

-  has lower withdrawal charges than the Contract With Credit, and

- has lower insurance and administrative costs than the Contract With Credit under which the bonus credits generally are not recaptured after the free look period.

- offers two fixed rate investment options: a one-year fixed rate option and a dollar cost averaging fixed rate option.

   We call this version the "Contract Without Credit." Beginning in 2002, we started offering a version of both the Contract Without Credit and the Contract With Credit that differ from previously-issued contracts with regard to maximum issue age, maximum annuitization age, Spousal Continuance Benefit, credit amount, contract maintenance charge, and minimum guaranteed interest rate. We continue to offer this latter version of the contract in states where other, subsequent versions are not yet offered. The subsequent versions are described by a different prospectus.

   Unless we state otherwise, when we use the word contract, it applies to both versions.

   The variable investment options available under the contract offer the opportunity for a favorable return. However, this is NOT guaranteed. It is possible, due to market changes, that your investments may decrease in value.

   The fixed interest rate options available under the Contract Without Credit offer a guaranteed interest rate. While your money is allocated to one of these options, your principal amount will not decrease and we guarantee that your money will earn at least a minimum interest rate annually. This minimum interest rate is 3% for the dollar cost averaging fixed rate option, and 2% for the one-year fixed rate option (rising to 3% in later contract years). (Under the original version of the Contract Without Credit, we guarantee 3% on amounts allocated to the one-year fixed rate option).

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                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

SUMMARY FOR SECTIONS 1-9 CONTINUED
--------------------------------------------------------------------------------

Payments you allocate to the fixed interest rate options become part of Pruco Life's general assets.

   You can invest your money in any or all of the variable investment options and (under the Contract Without Credit) the fixed interest rate options. You may make up to 12 free transfers each contract year among the variable investment options. For the Contract Without Credit, certain restrictions apply to transfers involving the fixed interest rate options.

   The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase.

- During the accumulation phase, any earnings grow on a tax-deferred basis and are generally only taxed as income when you make a withdrawal.

- The income phase starts when you begin receiving regular payments from your contract.

   The amount of money you are able to accumulate in your contract during the accumulation phase will help determine the amount you will receive during the income phase. Other factors will affect the amount of your payments, such as age, gender, and the payout option you select.

   The contract offers a choice of death benefit options. A guaranteed minimum income benefit may also be available to you.

   If you change your mind about owning Strategic Partners Plus, you may cancel your contract within 10 days after receiving it (or whatever period is required under applicable state law). We call this the "Free Look" period.

SECTION 2
WHAT INVESTMENT OPTIONS CAN I CHOOSE?

You can invest your money in any or all of the following variable investment options:

THE PRUDENTIAL SERIES FUND, INC.

   Jennison Portfolio (domestic equity)

   Prudential Equity Portfolio

   Prudential Global Portfolio

   Prudential Money Market Portfolio

   Prudential Stock Index Portfolio

   Prudential Value Portfolio (domestic equity)

   SP Aggressive Growth Asset Allocation Portfolio

   SP AIM Aggressive Growth Portfolio

   SP AIM Core Equity Portfolio

   SP Alliance Large Cap Growth Portfolio

   SP Alliance Technology Portfolio

   SP Balanced Asset Allocation Portfolio

   SP Conservative Asset Allocation Portfolio

   SP Davis Value Portfolio

   SP Deutsche International Equity Portfolio

   SP Growth Asset Allocation Portfolio

   SP INVESCO Small Company Growth Portfolio

   SP Jennison International Growth Portfolio

   SP Large Cap Value Portfolio

   SP MFS Capital Opportunities Portfolio (domestic and foreign equity)

   SP Mid Cap Growth Portfolio (formerly SP MFS Mid-Cap Growth Portfolio)

   SP PIMCO High Yield Portfolio

   SP PIMCO Total Return Portfolio

   SP Prudential U.S. Emerging Growth Portfolio

   SP Small/Mid Cap Value Portfolio

   SP Strategic Partners Focused Growth Portfolio

EVERGREEN VARIABLE ANNUITY TRUST

   Evergreen VA Blue Chip Fund

   Evergreen VA Capital Growth Fund

   Evergreen VA Foundation Fund (domestic balanced/equity & fixed income)

   Evergreen VA Global Leaders Fund (international & global growth/equity)

   Evergreen VA Growth Fund

   Evergreen VA Masters Fund (domestic growth/ all cap/equity)

   Evergreen VA Omega Fund (domestic growth/ all cap/equity)

   Evergreen VA Small Cap Value Fund

JANUS ASPEN SERIES

   Growth Portfolio -- Service Shares

   Depending upon market conditions, you may earn or lose money in any of these options. The value of your contract will fluctuate depending upon the performance of the underlying mutual fund portfolios used by the variable investment options that you choose. Performance information for the variable investment options appears in the Statement of Additional Information (SAI). Past performance is not a guarantee of future results.

 10
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                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

   If you choose the Contract Without Credit, two guaranteed fixed interest rate options are also available:

- The one-year fixed rate option offers an interest rate that is guaranteed by us for one year, and will always be at least 2% per year (rising to 3% in later contract years). (Under the original version of the Contract Without Credit, we guarantee 3% on amounts allocated to the one-year fixed rate option).

- The dollar cost averaging fixed rate option offers an interest rate that is guaranteed by us for a selected period during which we make periodic transfers from this option to the variable investment options you select. We guarantee that the interest rate for the dollar cost averaging fixed rate option will always be at least 3% per year.

SECTION 3
WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE? (ANNUITIZATION)

If you want to receive regular income from your annuity, you can choose one of several options, including guaranteed payments for the annuitant's lifetime. Generally, once you begin receiving regular payments, you cannot change your payment plan.

   For an additional fee, you may also choose, if it is available under your contract, the guaranteed minimum income benefit. See "What Kind Of Payments Will I Receive During the Income Phase" on page 31.

SECTION 4
WHAT IS THE DEATH BENEFIT?

In general if the sole owner, or last surviving of the owner and joint owner, dies before the income phase of the contract begins, the person(s) or entity that you have chosen as your beneficiary will receive, at a minimum, the greater of (i) the contract value, (ii) either the base death benefit or, for a higher insurance charge, a potentially larger guaranteed minimum death benefit. The base death benefit equals the total amount invested adjusted for withdrawals. The guaranteed minimum death benefit is equal to a "protected value" that depends upon which of the following guaranteed minimum death benefit options you choose:

- the highest value of the contract on any contract anniversary, which we call the "step-up value";

- the total amount you invest increased by a guaranteed rate of return, which we call the "roll-up value"; or

-  the greater of the step-up value or roll-up value.

   If the owner's sole beneficiary is his/her spouse, and certain other conditions are met, then in lieu of paying a death benefit, we will allow the surviving spouse to continue the contract by exercising the Spousal Continuance Benefit, which we describe on page 40. Depending upon the terms of your contract, not all guaranteed death benefit options may be available. See "What is the Death Benefit" on page 34.

   For an additional fee, you may also choose, if it is available under your contract, the Earnings Appreciator supplemental death benefit.

SECTION 5
HOW CAN I PURCHASE A STRATEGIC PARTNERS PLUS CONTRACT?

Under most circumstances, you can purchase this contract with a minimum initial purchase payment of $10,000. Generally, you can make additional purchase payments of $1,000 or more at any time during the accumulation phase of the contract. Your representative can help you fill out the proper forms. The Contract With Credit provides for the allocation of a credit with each purchase payment.

SECTION 6
WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC PARTNERS PLUS CONTRACT?

The contract has insurance features and investment features, both of which have related costs and charges.

- Each year we may deduct a contract maintenance charge. For the original versions of the contract, if your contract value is $50,000 or more, we do not deduct such a charge. If your contract value is less than $50,000, we deduct a charge equal to $30 or, if your contract value is less than $1500, equal to 2% of your contract value. Under the newer versions of the contract discussed in this prospectus, we deduct a contract maintenance charge of $35 if

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

SUMMARY FOR SECTIONS 1-9 CONTINUED
--------------------------------------------------------------------------------

   your contract value is less than $75,000 (or 2% of your contract value, if that amount is less than $35). We do not impose the contract maintenance charge if your contract value is $75,000 or more. We may impose lesser charges in certain States.

- For insurance and administrative costs, we also deduct a daily charge based on the average daily value of all assets allocated to the variable investment options, depending on the death benefit option that you choose. The daily charge is equivalent to an annual charge, as follows:

   --  1.40% if you do not choose the guaranteed minimum death benefit,

   -- 1.60% if you choose the roll-up or step-up guaranteed minimum death benefit option, and

   -- 1.70% if you choose the guaranteed minimum death benefit option of the greater of the roll-up or step-up.

   -- We will deduct an additional charge under the version of the Contract With Credit under which bonus credits generally are not recaptured once the free look period expires. The charge for this feature is equal to 0.10% annually.

- We will deduct an additional charge if you choose the Earnings Appreciator supplemental death benefit. We deduct this charge from your contract value on the contract anniversary and upon certain other events. The charge for this benefit is based on an annual rate of 0.15% of your contract value if you have also selected the guaranteed minimum death benefit option (0.20% if you have not selected the guaranteed minimum death benefit option).

- We will deduct an additional charge if you choose the guaranteed minimum income benefit. We deduct this annual charge from your contract value on the contract anniversary and upon certain other events. Currently, only the roll-up guaranteed minimum income benefit option is available. The charge for this benefit is equal to 0.25% of the roll-up value. In the future, we may also offer other options, for which different charges may apply.

- A few states and jurisdictions assess a premium tax when you begin receiving regular income payments from your annuity. In those states, we will assess the required premium tax charge, which can range up to 3.5% of your contract value.

- There are also expenses associated with the mutual funds. For 2002, the fees of these funds ranged on an annual basis from 0.37% to 3.00% of fund assets, which are reduced by expense reimbursements or waivers to .37% to 1.30%. These reimbursements or waivers may be terminated at any time.

- If, after making a purchase payment, you withdraw money (or you begin the income phase) less than:

   -- nine contract anniversaries later, if you purchase the Contract With Credit under which bonus credits vest over a seven year period, or

   -- seven contract anniversaries later, if you purchase the Contract Without Credit, then you may have to pay a withdrawal charge on all or part of the withdrawal. This charge ranges from 1-7%. For the version of the Contract With Credit under which bonus credits generally are not recaptured once the free look period expires, a withdrawal charge applies at any time prior to the seventh contract anniversary after a purchase payment was made, which ranges from 5-8%.

   For more information, including details about other possible charges under the contract, see "Summary of Contract Expenses" on page 15 and "What Are The Expenses Associated With The Strategic Partners Plus Contract?" on page 41.

SECTION 7
HOW CAN I ACCESS MY MONEY?

You may withdraw money at any time during the accumulation phase. If you do so, however, you may be subject to income tax and, if you make a withdrawal prior to age 59 1/2, an additional tax penalty as well. If you withdraw money less than nine years (for the Contract With Credit under which bonus credits vest over a seven year period) or seven years (for the Contract Without Credit) after making a purchase payment, we may impose a withdrawal charge. For the

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

version of the Contract With Credit under which bonus credits generally are not recaptured once the free look period expires, a withdrawal charge applies during the first seven contract years after a purchase payment was made, which ranges from 5-8%. In addition, if you purchase a Contract With Credit, we may take back any credit that has not vested that corresponds to the purchase payment(s) you withdraw.

SECTION 8
WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC PARTNERS PLUS CONTRACT?

Your earnings are generally not taxed until you withdraw them. If you take money out during the accumulation phase, the tax laws treat the withdrawal as first a withdrawal of earnings, which are taxed as ordinary income. If you are younger than age 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings in addition to ordinary taxation. A portion of the payments you receive during the income phase is considered a return of your original investment and therefore will not be taxable as income. Generally, all amounts withdrawn from an Individual Retirement Annuity (IRA) contract (excluding Roth IRAs) prior to age 59 1/2 are taxable and subject to the 10% penalty.

SECTION 9
OTHER INFORMATION

This contract is issued by Pruco Life, a subsidiary of The Prudential Insurance Company of America, and sold by registered representatives.

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 14

SUMMARY OF CONTRACT EXPENSES
--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

THE PURPOSE OF THIS SUMMARY IS TO HELP YOU TO UNDERSTAND THE COSTS AND EXPENSES YOU WILL PAY FOR STRATEGIC PARTNERS PLUS. THE FOLLOWING TABLES DESCRIBE THE MAXIMUM FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

For more detailed information, including additional information about current and maximum charges, see "What Are The Expenses Associated With The Strategic Partners Plus Contract?" on page 41. For more detailed expense information about the underlying mutual funds, please refer to the individual fund prospectuses, which you will find attached at the back of this prospectus. Historical unit values appear in the appendix to this prospectus.

                       CONTRACTOWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE(1)
-----------------------------------------------------------------------------------------
                                                    CONTRACT WITH CREDIT
NUMBER OF CONTRACT    CONTRACT WITH CREDIT      (BONUS CREDITS GENERALLY NOT     CONTRACT
ANNIVERSARIES SINCE    (BONUS CREDITS VEST           RECAPTURABLE AFTER          WITHOUT
 PURCHASE PAYMENT    OVER SEVEN YEAR PERIOD)   EXPIRATION OF FREE LOOK PERIOD)    CREDIT
-------------------  -----------------------   -------------------------------   --------
        0                      7%                            8%                     7%
        1                      7%                            8%                     6%
        2                      7%                            8%                     5%
        3                      6%                            8%                     4%
        4                      5%                            7%                     3%
        5                      4%                            6%                     2%
        6                      3%                            5%                     1%
        7                      2%                            0%                     0%
        8                      1%                            0%                     0%
        9                      0%                            0%                     0%
                               --                            --                     --

MAXIMUM TRANSFER FEE
--------------------
         Each transfer after 12(2)                   $30.00


NOTE 1: Each contract year, you may withdraw a specified amount of your contract value without incurring a withdrawal charge. We will waive the withdrawal fee if we pay a death benefit or under certain other circumstances. See "Withdrawal Charge" on page 43.

NOTE 2: Currently we charge $25 for each transfer after the twelfth in a contract year. We can raise that charge up to a maximum of $30, as shown in the above table, but have no current intention to do so. We will not charge you for transfers made in connection with Dollar Cost Averaging and Auto-Rebalancing and do not count them toward the limit of 12 free transfers per year.

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

SUMMARY OF CONTRACT EXPENSES CONTINUED

--------------------------------------------------------------------------------

The next table describes the fees and expenses you will pay periodically during the time that you own the contract, not including underlying mutual fund fees and expenses.


MAXIMUM CONTRACT MAINTENANCE CHARGE AND CONTRACT CHARGE UPON FULL
WITHDRAWAL(3)
--------------------------------------------------------------------------
                                                                 $  60
INSURANCE AND ADMINISTRATIVE EXPENSES
--------------------------------------------------------------------------
         AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE ALLOCATED
         TO VARIABLE INVESTMENT OPTIONS
         Base Death Benefit:                                      1.40%
         Guaranteed Minimum Death Benefit Option--Roll-Up or
         Step-Up:                                                 1.60%
         Guaranteed Minimum Death Benefit Option--Greater of
         Roll-Up or Step-Up:                                      1.70%

ANNUAL GUARANTEED MINIMUM INCOME BENEFIT CHARGE AND CHARGE UPON CERTAIN
WITHDRAWALS(4)
--------------------------------------------------------------------------
         AS A PERCENTAGE OF GMIB PROTECTED VALUE                  0.25%

ANNUAL EARNINGS APPRECIATOR CHARGE AND CHARGE UPON CERTAIN TRANSACTIONS(5)
--------------------------------------------------------------------------
         AS A PERCENTAGE OF CONTRACT VALUE                        0.20%
                                               of contract value (0.15%
                                            if guaranteed minimum death
                                       benefit option is also selected)

NOTE 3: As shown in the table above, we have the right to assess a fee of up to $60 annually and at the time of full withdrawal. For the original versions of the contract, if your contract value is $50,000 or more, we do not deduct such a charge. If your contract value is less than $50,000, we deduct a charge equal to $30 or, if your contract value is less than $1500, equal to 2% of your contract value. Under the most recent versions of the contract, we assess a fee of $35 against contracts valued less than $75,000 (or 2% of contract value, if less).

NOTE 4: We impose this charge only if you choose the guaranteed minimum income benefit. See "Guaranteed Minimum Income Benefit," on page 32. This charge is equal to 0.25% of the GMIB protected value. Subject to certain age restrictions, the roll-up value is the total of all invested purchase payments compounded daily at an effective annual rate of 5.0%, subject to a 200% cap. Both the roll-up value and the cap are reduced proportionally by withdrawals. We assess this fee annually. We also assess this fee if you make a full withdrawal, but prorate the fee to reflect a partial rather than full year. If you make a partial withdrawal, we will assess the prorated fee if the remaining contract value after the withdrawal would be less than the amount of the prorated fee; otherwise we will not assess the fee at that time.

NOTE 5: We impose this charge only if you choose the Earnings Appreciator supplemental death benefit. The charge for this benefit is based on an annual rate of 0.15% of your contract value if you have also selected a guaranteed minimum death benefit option (0.20% if you have not selected a guaranteed minimum death benefit option). We deduct this charge annually. We also deduct this charge if you make a full withdrawal or enter the income phase of your contract, or if a death benefit is payable, but prorate the fee to reflect a partial rather than full year. If you make a partial withdrawal, we will deduct the prorated fee if the remaining contract value after the withdrawal would be less than the amount of the prorated fee; otherwise we will not deduct the fee at that time. The fee is also calculated when you make any purchase payment or withdrawal but we do not deduct it until the next deduction date.

NOTE 6: We impose this additional charge of 0.10% on the version of the Contract With Credit under which bonus credits generally are not recapturable after expiration of the free look period, irrespective of which death benefit option you choose.

--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

The next item shows the minimum and maximum total operating expenses charged by the underlying mutual funds that you may pay periodically during the time that you own the contract. More detail concerning each underlying mutual fund's fees and expenses is contained in the prospectus for each underlying mutual fund. The minimum and maximum total operating expenses depicted below are based on historical fund expenses for the year ended December 31, 2002. Fund expenses are not fixed or guaranteed by the Strategic Partners Annuity One contract, and may vary from year to year.

TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES (expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)

                                                              MINIMUM   MAXIMUM
                                                              -------   -------
Total Annual Underlying Mutual Fund Operating Expenses         0.37%     3.00%

* Actual expenses for the mutual funds are lower due to any expense reimbursements or waivers. The minimum and maximum expenses, with expense reimbursements or waivers, are 0.37% and 1.30%, respectively.

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 18

EXPENSE EXAMPLES
--------------------------------------------------------------------------------

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND UNDERLYING MUTUAL FUND FEES AND EXPENSES.
THE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUMES THE MAXIMUM FEES AND EXPENSES OF ANY OF THE MUTUAL FUNDS, WHICH DO NOT REFLECT ANY EXPENSE REIMBURSEMENTS OR WAIVERS. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE AS INDICATED IN THE TABLES THAT FOLLOW.

EXAMPLE 1a: Contract With Credit (bonus credits vest over seven year period):
Greater of Roll-up or Step-up Guaranteed Minimum Death Benefit Option; Guaranteed Minimum Income Benefit; Earnings Appreciator and You Withdraw All Your Assets

This example assumes that:

- You invest $10,000 in the Contract With Credit (bonus credits vest over seven year period).

- You choose a Guaranteed Minimum Death Benefit that provides the greater of the step-up or roll-up death benefit;

-  You choose the Guaranteed Minimum Income Benefit;

-  You choose the Earnings Appreciator Benefit;

- You allocate all of your assets to the variable investment option having the maximum total operating expenses;

-  The investment has a 5% return each year;

-  The mutual fund's total operating expenses remain the same each year; and

-  You withdraw all your assets at the end of the indicated period.

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

EXPENSE EXAMPLES CONTINUED

--------------------------------------------------------------------------------

EXAMPLE 1b: Contract With Credit (bonus credits vest over seven year period):
Greater of Roll-up or Step-up Guaranteed Minimum Death Benefit Option; Guaranteed Minimum Income Benefit; Earnings Appreciator and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 1a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

EXAMPLE 2a: Contract With Credit (bonus credits vest over seven year period):
Base Death Benefit, and You Withdraw All Your Assets

This example assumes that:

- You invest $10,000 in the Contract With Credit (bonus credits vest over seven year period).

- You do not choose a Guaranteed Minimum Death Benefit, Earnings Appreciator Benefit, Guaranteed Minimum Income Benefit, and Income Appreciator Benefit;

- You allocate all of your assets to the variable investment option having the maximum total operating expenses;

-  The investment has a 5% return each year;

-  The mutual fund's total operating expenses remain the same each year; and

-  You withdraw all your assets at the end of the indicated period.

EXAMPLE 2b: Contract With Credit (bonus credits vest over seven year period):
Base Death Benefit, and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 2a except that it assumes that you do not withdraw any of your assets at the end of the indicated period.

EXAMPLE 3a: Contract With Credit (bonus credits are generally not recapturable after expiration of free look period): Greater of Roll-up or Step-up Guaranteed Minimum Death Benefit Option; Guaranteed Minimum Income Benefit; Earnings Appreciator and You Withdraw All Your Assets

This example makes exactly the same assumptions as Example 1a except that it assumes that you invest in the version of the Contract With Credit under which bonus credits are generally not recapturable after expiration of the free look period.

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                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

EXAMPLE 3b: Contract With Credit (bonus credits are generally not recapturable after expiration of the free look period): Greater of Roll-up or Step-up Guaranteed Minimum Death Benefit Option; Guaranteed Minimum Income Benefit; Earnings Appreciator and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 1b except that it assumes that you invest in the version of the Contract With Credit under which bonus credits are generally not recapturable after expiration of the free look period.

EXAMPLE 4a: Contract With Credit (bonus credits are generally not recapturable after expiration of free look period): Base Death Benefit, and You Withdraw All Your Assets

This example makes exactly the same assumptions as Example 2a except that it assumes that you invest in the version of the Contract With Credit under which bonus credits are generally not recapturable after expiration of the free look period.

EXAMPLE 4b: Contract With Credit (bonus credits are generally not recapturable after expiration of free look period): Base Death Benefit, and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 2b except that it assumes that you invest in the version of the Contract With Credit under which bonus credits are generally not recapturable after expiration of the free look period.

EXAMPLE 5a: Contract Without Credit, Greater of Roll-up or Step-up Guaranteed Minimum Death Benefit Option; Guaranteed Minimum Income Benefit, Earnings Appreciator and You Withdraw All Your Assets

This example makes exactly the same assumptions as Example 1a except that it assumes that you invest in the Contract Without Credit.

EXAMPLE 5b: Contract Without Credit, Greater of Roll-up or Step-up Guaranteed Minimum Death Benefit Option; Guaranteed Minimum Income Benefit; Earnings Appreciator; and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 1b except that it assumes that you invest in the Contract Without Credit.

EXAMPLE 6a: Contract Without Credit: Base Death Benefit, and You Withdraw All Your Assets

This example makes exactly the same assumptions as Example 2a except that it assumes that you invest in the Contract Without Credit.

EXAMPLE 6b: Contract Without Credit: Base Death Benefit, and You Do Not Withdraw Your Assets

This example makes exactly the same assumptions as Example 2b except that it assumes that you invest in the Contract Without Credit.

NOTES FOR EXPENSE EXAMPLES:

THESE EXAMPLES DO NOT SHOW PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE HIGHER OR LOWER. THESE EXAMPLES DO NOT DEPICT EVERY POSSIBLE COMBINATION OF CHARGES UNDER THE CONTRACTS.

The values shown in the 10 year column are the same for Example 6a and 6b, Example 5a and 5b, Example 4a and Example 4b, the same for Example 3a and 3b, the same for Example 2a and 2b, and the same for Example 1a and 1b. This is because if 10 years have elapsed since your last purchase payment, we would no longer deduct withdrawal charges when you make a withdrawal or begin the income phase of your contract. Examples 1a, 3a and 3b, and 4a and 4b, 1b, 2a and 2b reflect the maximum withdrawal charges, in certain states reduced withdrawal charges may apply for certain ages.

The examples use an average contract maintenance charge, which we calculated based on our estimate of the total contract fees we expect to collect. Based on these estimates, the contract maintenance charge is included as an annual charge of 0.035% of contract value.

Your actual fees will vary based on the amount of your contract and your specific allocation among the investment options.

A table of accumulation unit values of interests in each variable investment option appears in the Appendix.

The examples do not reflect premium taxes. We may apply a charge for premium taxes depending on what state you live in.

                                                                          PART I
STRATEGIC PARTNERS PLUS PROSPECTUS  SUMMARY

EXPENSE EXAMPLES CONTINUED

--------------------------------------------------------------------------------

CONTRACT WITH CREDIT (BONUS CREDITS VEST OVER SEVEN YEAR PERIOD): GREATER OF
ROLL-UP OR STEP-UP GUARANTEED MINIMUM DEATH BENEFIT OPTION; GUARANTEED
MINIMUM INCOME BENEFIT; EARNINGS APPRECIATOR BENEFIT
--------------------------------------------------------------------------------
     EXAMPLE 1a:                             EXAMPLE 1b:
     IF YOU WITHDRAW YOUR ASSETS             IF YOU DO NOT WITHDRAW YOUR ASSETS
     ---------------------------------------------------------------------------
      1 YR      3 YRS     5 YRS    10 YRS    1 YR     3 YRS     5 YRS    10 YRS
     $1,392    $2,049    $2,548    $3,865    $360    $1,097    $1,857    $3,865

CONTRACT WITH CREDIT (BONUS CREDITS VEST OVER SEVEN YEAR PERIOD): BASE DEATH
BENEFIT
-------------------------------------------------------------------------------
     EXAMPLE 2a:                             EXAMPLE 2b:
     IF YOU WITHDRAW YOUR ASSETS             IF YOU DO NOT WITHDRAW YOUR ASSETS
     --------------------------------------------------------------------------
      1 YR      3 YRS     5 YRS    10 YRS    1 YR    3 YRS     5 YRS    10 YRS
     $1,320    $1,835    $2,196    $3,188    $288     $883    $1,505    $3,188

CONTRACT WITH CREDIT (BONUS CREDITS GENERALLY NOT RECAPTURABLE AFTER
EXPIRATION OF FREE LOOK PERIOD): GREATER OF ROLL-UP OR STEP-UP GUARANTEED
MINIMUM DEATH BENEFIT OPTION; GUARANTEED MINIMUM INCOME BENEFIT; EARNINGS
APPRECIATOR BENEFIT
------------------------------------------------------------------------------
     EXAMPLE 3a:                           EXAMPLE 3b:
     IF YOU WITHDRAW YOUR ASSETS           IF YOU DO NOT WITHDRAW YOUR ASSETS
     -------------------------------------------------------------------------
     1 YR     3 YRS     5 YRS    10 YRS    1 YR     3 YRS     5 YRS    10 YRS
     $1,093  $1,850    $2,539    $3,957    $370    $1,127    $1,907    $3,957

CONTRACT WITH CREDIT (BONUS CREDITS GENERALLY NOT RECAPTURABLE AFTER
EXPIRATION OF FREE LOOK PERIOD): BASE DEATH BENEFIT
------------------------------------------------------------------------
    EXAMPLE 4a:                       EXAMPLE 4b:
    IF YOU WITHDRAW YOUR ASSETS       IF YOU DO NOT WITHDRAW YOUR ASSETS
    --------------------------------------------------------------------
    1 YR   3 YRS    5 YRS    10 YRS   1 YR    3 YRS     5 YRS    10 YRS
    $1,021 $1,636   $2,188   $3,288   $298     $914    $1,556    $3,288

CONTRACT WITHOUT CREDIT: GREATER OF ROLL-UP OR STEP-UP GUARANTEED MINIMUM
DEATH BENEFIT; GUARANTEED MINIMUM INCOME BENEFIT; EARNINGS APPRECIATOR
BENEFIT
-----------------------------------------------------------------------------
     EXAMPLE 5a:                           EXAMPLE 5b:
     IF YOU WITHDRAW YOUR ASSETS           IF YOU DO NOT WITHDRAW YOUR ASSETS
     ------------------------------------------------------------------------
     1 YR     3 YRS     5 YRS    10 YRS    1 YR    3 YRS     5 YRS    10 YRS
     $976    $1,505    $2,056    $3,716    $346    $1,055   $1,786    $3,716

CONTRACT WITHOUT CREDIT: BASE DEATH BENEFIT
------------------------------------------------------------------------
    EXAMPLE 6a:                       EXAMPLE 6b:
    IF YOU WITHDRAW YOUR ASSETS       IF YOU DO NOT WITHDRAW YOUR ASSETS
    --------------------------------------------------------------------
    1 YR   3 YRS    5 YRS    10 YRS   1 YR    3 YRS     5 YRS    10 YRS
    $907   $1,299   $1,717   $3,066   $277     $849    $1,447    $3,066

PART II SECTIONS 1-9
--------------------------------------------------------------------------------
STRATEGIC PARTNERS PLUS PROSPECTUS

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        1:
WHAT IS THE STRATEGIC PARTNERS PLUS

        VARIABLE ANNUITY?
--------------------------------------------------------------------------------

THE STRATEGIC PARTNERS PLUS VARIABLE ANNUITY IS A CONTRACT BETWEEN YOU, THE OWNER, AND US, PRUCO LIFE INSURANCE COMPANY (PRUCO LIFE, WE OR US).

Under our contract, in exchange for your payment to us, we promise to pay you a guaranteed income stream that can begin any time on or after the third contract anniversary. Your annuity is in the accumulation phase until you decide to begin receiving annuity payments. The date you begin receiving annuity payments is the annuity date. On the annuity date, your contract switches to the income phase.

   This annuity contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you withdraw money from your contract. (If you hold the annuity contract in a tax-favored plan such as an IRA, that plan generally provides tax deferral even without investing in an annuity contract.)

   There are two basic versions of Strategic Partners Plus discussed in this prospectus.

   The Contract With Credit:

- provides for a bonus credit that we add to each purchase payment that you make,

- comes in one version under which bonus credits that generally are not recaptured after the expiration of the free look period, and another version under which bonus credits vest over a period of several years. Once a State has approved the former version, we will cease offering the latter version,

-  has higher withdrawal charges than the Contract Without Credit,

- the version of the contract under which bonus credits generally are not recaptured after the free look period has higher insurance and administrative charges than the Contract Without Credit,

-  has no fixed rate investment options available.

   We call this version the "Contract With Credit."

Contract Without Credit. The other version of the contract:

-  does not provide a credit,

-  has lower withdrawal charges than the Contract With Credit,

- has lower insurance and administrative costs than the Contract With Credit under which the bonus credits generally are not recaptured after the free look period,

- offers two fixed rate investment options: a one-year fixed rate option and a dollar cost averaging fixed rate option.

   We call this version the "Contract Without Credit." Beginning in 2002, we started offering a version of both the Contract Without Credit and the Contract With Credit that differ from previously-issued contracts with regard to maximum issue age, maximum annuitization age, Spousal Continuance Benefit, credit amount, contract maintenance charge, and minimum guaranteed interest rate. We continue to offer this latter version of the contract in states where other, subsequent versions of the contract are not yet offered. The subsequent versions are described by a different prospectus.

   Unless we state otherwise, when we use the word contract, it applies to both versions discussed herein.

   You may prefer the Contract With Credit if:

- You anticipate that you will not need to withdraw purchase payments any earlier than at least seven contract anniversaries after making them,

- You do not wish to allocate purchase payments to the fixed interest rate options, and

- You believe that the bonus credit is worth the higher withdrawal charges and insurance and administrative costs.

   If you wish to have the option of allocating part of your contract value to the fixed interest rate options, you may prefer the Contract Without Credit.

   Because of the different withdrawal charges, if you choose the Contract With Credit and you withdraw a purchase payment, depending upon the performance of the investment options you choose, you may be

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

worse off than if you had chosen the Contract Without Credit. We do not recommend purchase of either version of Strategic Partners Plus if you anticipate having to withdraw a significant amount of your purchase payments within a few years of making those purchase payments.

   Strategic Partners Plus is a variable annuity contract. This means that during the accumulation phase, you can allocate your assets among 35 variable investment options and, if you choose the Contract Without Credit, two guaranteed fixed interest rate options as well. If you select variable investment options, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the underlying mutual funds associated with those variable investment options. Because the mutual funds' portfolios fluctuate in value depending upon market conditions, your contract value can either increase or decrease. This is important, since the amount of the annuity payments you receive during the income phase depends upon the value of your contract at the time you begin receiving payments.

   As mentioned above, if you choose the Contract Without Credit, two guaranteed fixed interest rate options are available:

- The one-year fixed rate option offers an interest rate that is guaranteed by us for one year and will always be at least a minimum interest rate per year. For the original Contract Without Credit, the rate is 3%, while for the newer version of the Contract Without Credit, the minimum rate is 2% (rising to 3% in later contract years).

- The dollar cost averaging fixed rate option offers an interest rate that is guaranteed by us for a selected period during which periodic transfers are made to selected variable investment options.

   As the owner of the contract, you have all of the decision-making rights under the contract. You will also be the annuitant unless you designate someone else. The annuitant is the person whose life is used to determine how much and how long the annuity payments will continue once the annuity phase begins. On or after the annuity date, the annuitant may not be changed.

   The beneficiary is the person(s) or entity you designate to receive any death benefit. You may change the beneficiary any time prior to the annuity date by making a written request to us. Your request becomes effective when we approve it.

SHORT TERM CANCELLATION RIGHT OR "FREE LOOK"

If you change your mind about owning Strategic Partners Plus, you may cancel your contract within 10 days after receiving it (or whatever period is required by applicable state law). You can request a refund by returning the contract either to the representative who sold it to you, or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus. You will receive, depending on applicable state law:

-  Your full purchase payment; or

- The amount your contract is worth as of the day we receive your request. This amount may be more or less than your original payment,

less any applicable federal and state income tax.

   If you have purchased the Contract With Credit, we will deduct any credit we had added to your contract value. To the extent dictated by state law, we will include in your refund the amount of any fees and charges that we deducted.

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        2:
WHAT INVESTMENT OPTIONS

        CAN I CHOOSE?
--------------------------------------------------------------------------------

THE CONTRACT GIVES YOU THE CHOICE OF ALLOCATING YOUR PURCHASE PAYMENTS TO ANY ONE OR MORE OF 35 VARIABLE INVESTMENT OPTIONS.

The 35 variable investment options invest in underlying mutual funds managed by leading investment advisers. Separate prospectuses for these funds are attached to this prospectus. You should read a mutual fund's prospectus before you decide to allocate your assets to the variable investment option using that fund.

VARIABLE INVESTMENT OPTIONS

Listed below are the underlying mutual funds in which the variable investment options invest. Certain of these variable investment options may not be available under certain versions of the contract. Each variable investment option has a separate investment objective.

THE PRUDENTIAL SERIES FUND, INC.

-  Jennison Portfolio (domestic equity)

-  Prudential Equity Portfolio

-  Prudential Global Portfolio

-  Prudential Money Market Portfolio

-  Prudential Stock Index Portfolio

-  Prudential Value Portfolio (domestic equity)

-  SP Aggressive Growth Asset Allocation Portfolio

-  SP AIM Aggressive Growth Portfolio

-  SP AIM Core Equity Portfolio (formerly SP AIM Growth and Income Portfolio)

-  SP Alliance Large Cap Growth Portfolio

-  SP Alliance Technology Portfolio

-  SP Balanced Asset Allocation Portfolio

-  SP Conservative Asset Allocation Portfolio

-  SP Davis Value Portfolio

-  SP Deutsche International Equity Portfolio

-  SP Growth Asset Allocation Portfolio

-  SP INVESCO Small Company Growth Portfolio

-  SP Jennison International Growth Portfolio

-  SP Large Cap Value Portfolio

-  SP MFS Capital Opportunities Portfolio (domestic and foreign equity)

-  SP Mid Cap Growth Portfolio (formerly SP MFS Mid-Cap Growth Portfolio)

-  SP PIMCO High Yield Portfolio

-  SP PIMCO Total Return Portfolio

-  SP Prudential U.S. Emerging Growth Portfolio

-  SP Small/Mid Cap Value Portfolio

-  SP Strategic Partners Focused Growth Portfolio

The Jennison Portfolio, Prudential Equity Portfolio, Prudential Global Portfolio, Prudential Money Market Portfolio, Prudential Stock Index Portfolio, and Prudential Value Portfolio are managed by an indirect wholly-owned subsidiary of Prudential Financial, Inc. called Prudential Investments LLC (PI). In addition, the portfolios listed below also have subadvisers, which are listed below and which have day-to-day responsibility for managing the portfolio, subject to the oversight of PI using a manager-of-managers approach.

Under the manager-of-managers approach, PI has the ability to assign subadvisers to manage specific portions of a portfolio, and the portion managed by a subadviser may vary from 0% to 100% of the portfolio's assets. The subadvisers that managed some or all of a Prudential Series Fund portfolio as of December 31, 2002 are listed below.

     Jennison Portfolio, Prudential Global Portfolio, Prudential Value Portfolio, SP Jennison International Growth Portfolio, and SP Prudential U.S. Emerging Growth Portfolio: Jennison Associates LLC

     Prudential Equity Portfolio: Jennison Associates LLC, GE Asset Management Incorporated, and Salomon Brothers Asset Management Inc.

     Prudential Money Market Portfolio and Prudential Stock Index
     Portfolio: Prudential Investment Management, Inc.

     SP Strategic Partners Focused Growth Portfolio: Jennison Associates LLC and Alliance Capital Management L.P.

     SP AIM Aggressive Growth Portfolio and SP AIM Core Equity Portfolio:
     A I M Capital Management, Inc.

     SP Alliance Large Cap Growth Portfolio and SP Alliance Technology
     Portfolio: Alliance Capital Management L.P.

     SP Davis Value Portfolio: Davis Advisers

     SP Deutsche International Equity Portfolio: Deutsche Asset Management Investment

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

     Services Limited, a wholly-owned subsidiary of Deutsche Bank AG

     SP INVESCO Small Company Growth Portfolio: INVESCO Funds Group, Inc.

     SP Large Cap Value Portfolio and SP Small/Mid Cap Value Portfolio:
     Fidelity Management and Research Company

     SP MFS Capital Opportunities Portfolio: Massachusetts Financial Services Company

     SP Mid Cap Growth Portfolio (formerly SP MFS Mid-Cap Growth
     Portfolio): Calamos Asset Management, Inc.

     SP PIMCO High Yield Portfolio and SP PIMCO Total Return Portfolio:
     Pacific Investment Management Company

EVERGREEN VARIABLE ANNUITY TRUST

-  Evergreen VA Blue Chip Fund

-  Evergreen VA Capital Growth Fund

-  Evergreen VA Foundation Fund (domestic balanced/equity & fixed income)

-  Evergreen VA Global Leaders Fund (international & global growth/equity)

-  Evergreen VA Growth Fund

-  Evergreen VA Masters Fund (domestic growth/ all cap/equity)

-  Evergreen VA Omega Fund (domestic growth/ all cap/equity)

-  Evergreen VA Small Cap Value Fund

Evergreen Investment Management Company, LLC serves as investment adviser to the above-listed Evergreen Variable Annuity Trust Funds.

JANUS ASPEN SERIES

-  Growth Portfolio--Service Shares

Janus Capital Management LLC serves as investment adviser to the Growth Portfolio--Service Shares of Janus Aspen Series.

   A fund or portfolio may have a similar name or an investment objective and investment policies resembling those of a mutual fund managed by the same investment adviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such fund or portfolio will resemble that of the publicly available mutual fund.

   An affiliate of each of the funds may compensate Pruco Life based upon an annual percentage of the average assets held in the fund by Pruco Life under the contracts. These percentages may vary by fund and/or portfolio, and reflect administrative and other services we provide.

FIXED INTEREST RATE OPTIONS

If you choose the Contract Without Credit, we offer two fixed interest rate options:

-  a one-year fixed rate option, and

-  a dollar cost averaging fixed rate option ("DCA Fixed Rate Option").

   We set a one year guaranteed annual interest rate for the one-year fixed rate option. For the DCA Fixed Rate Option, the interest rate is guaranteed for the applicable period of time for which transfers are made. Neither fixed interest rate option is available if you choose the Contract With Credit.

   When you select one of these options, your payment will earn interest at the established rate for the applicable interest rate period. A new interest rate period is established every time you allocate or transfer money into a fixed interest rate option. (You may not transfer amounts from other investment options into the DCA Fixed Rate Option.) You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time. While these interest rates may change from time to time, they will never be less than a certain minimum. For the DCA Fixed Rate Option, the minimum interest rate is 3%. For the one-year fixed rate option, the minimum rate is 3% for the original version of the Contract Without Credit, and 2% (rising to 3% in later contract years) for newer Contracts Without Credit.

   With the Contract Without Credit, you may allocate all or part of any purchase payment to the DCA Fixed Rate Option. Under this option, you automatically transfer amounts over a stated period (currently, six or twelve months) from the DCA Fixed Rate Option to the variable investment options you select. We will invest the assets you allocate to the DCA Fixed Rate Option in our general account until they are transferred. You may not

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        2:
WHAT INVESTMENT OPTIONS CAN I CHOOSE? CONTINUED

--------------------------------------------------------------------------------

transfer from other investment options to the DCA Fixed Rate Option.

   If you choose to allocate all or part of a purchase payment to the DCA Fixed Rate Option, the minimum amount of the purchase payment you may allocate is $5,000. Purchase payments of less than $5,000 may not be allocated to the DCA Fixed Rate Option. The first periodic transfer will occur on the date you allocate your purchase payment to the DCA Fixed Rate Option. Subsequent transfers will occur on the monthly anniversary of the first transfer. Currently, you may choose to have the purchase payments allocated to the DCA Fixed Rate Option transferred to the selected variable investment options in either six or twelve monthly installments, and you may not change that number of monthly installments after you have chosen the DCA Fixed Rate Option. You may allocate to both the six-month and twelve-month options, but the minimum amount of a purchase payment that may be allocated to one or the other is $5,000. (In the future, we may make available other numbers of transfers and other transfer schedules--for example, quarterly as well as monthly.)

   If you choose a six-payment transfer schedule, each transfer generally will equal 1/6th of the amount you allocated to the DCA Fixed Rate Option, and if you choose a twelve-payment transfer schedule, each transfer generally will equal 1/12th of the amount you allocated to the DCA Fixed Rate Option. In either case, the final transfer amount generally will also include the credited interest. You may change at any time the variable investment options into which the DCA Fixed Rate Option assets are transferred. Transfers from the DCA Fixed Rate Option do not count toward the maximum number of free transfers allowed under the contract.

   If you make a withdrawal or have a fee assessed from your contract, and all or part of that withdrawal or fee comes out of the DCA Fixed Rate Option, we will recalculate the periodic transfer amount to reflect the change. This recalculation may include some or all of the interest credited to the date of the next scheduled transfer. If a withdrawal or fee assessment reduces the monthly transfer amount below $100, we will transfer the remaining balance in the DCA Fixed Rate Option on the next scheduled transfer date.

   By investing amounts on a regular basis instead of investing the total amount at one time, the DCA Fixed Rate Option may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against loss in a declining market.

TRANSFERS AMONG OPTIONS

You can transfer money among the variable investment options and, if you have chosen the Contract Without Credit, the fixed interest rate options as well. You may make your transfer request by telephone, electronically, or otherwise in paper form to the Prudential Annuity Service Center. You may make up to two telephone and electronic transfer requests per month. We may require you to make any additional transfer requests during that month in writing with an original signature. We have procedures in place to confirm that instructions received by telephone or electronically are genuine. We will not be liable for following telephone or electronic instructions that we reasonably believe to be genuine. Your transfer request will take effect at the end of the business day on which we receive it. Our business day generally closes at 4:00 p.m. Eastern time, and requests received after that time will take effect at the end of the next business day.

   YOU CAN MAKE TRANSFERS OUT OF A FIXED INTEREST-RATE OPTION, OTHER THAN THE DCA OPTION, ONLY DURING THE 30-DAY PERIOD FOLLOWING THE END OF THE ONE YEAR INTEREST RATE PERIOD. TRANSFERS FROM THE DCA OPTION ARE MADE ON A PERIODIC BASIS FOR THE PERIOD THAT YOU SELECT.

   During the contract accumulation phase, you can make up to 12 transfers each contract year without charge. We will charge you up to $30 for each transfer after the twelfth in a contract year. Currently that charge is $25 for each additional transfer. (Dollar Cost Averaging and Auto-Rebalancing transfers are always free, and do not count toward the 12 free transfers per year.)

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

MARKET TIMING

   THE CONTRACT WAS NOT DESIGNED FOR MARKET TIMING OR FOR PERSONS THAT MAKE PROGRAMMED, LARGE, OR FREQUENT TRANSFERS. BECAUSE MARKET TIMING AND SIMILAR TRADING PRACTICES GENERALLY ARE DISRUPTIVE TO THE SEPARATE ACCOUNT AND THE UNDERLYING MUTUAL FUNDS, WE MONITOR CONTRACT TRANSACTIONS IN AN EFFORT TO IDENTIFY SUCH TRADING PRACTICES. IF WE DETECT THOSE PRACTICES, WE RESERVE THE RIGHT TO REJECT A PROPOSED TRANSACTION AND TO MODIFY THE CONTRACT'S TRANSFER PROCEDURES. FOR EXAMPLE, WE MAY DECIDE NOT TO ACCEPT THE TRANSFER REQUESTS OF AN AGENT ACTING UNDER A POWER OF ATTORNEY ON BEHALF OF MORE THAN ONE CONTRACTHOLDER.

   TO DETER MARKET TIMING TRANSACTIONS, PRUCO LIFE RESERVES THE RIGHT TO EFFECT EXCHANGES ON A DELAYED BASIS FOR ALL CONTRACTS. THAT IS, PRUCO LIFE MAY PRICE AN EXCHANGE INVOLVING THE VARIABLE SUBACCOUNTS ON THE BUSINESS DAY SUBSEQUENT TO THE BUSINESS DAY ON WHICH THE EXCHANGE REQUEST WAS RECEIVED. BEFORE IMPLEMENTING SUCH A PRACTICE, PRUCO LIFE WILL ISSUE A SEPARATE WRITTEN NOTICE TO CONTRACT OWNERS THAT EXPLAINS THE PRACTICE IN DETAIL.

OTHER AVAILABLE FEATURES

DOLLAR COST AVERAGING

The dollar cost averaging (DCA) feature (which is distinct from the DCA Fixed Rate Option) allows you to systematically transfer either a fixed dollar amount or a percentage out of any variable investment option and into one or more other variable investment options. You can have these automatic transfers occur monthly, quarterly, semiannually or annually. By investing amounts on a regular basis instead of investing the total amount at one time, dollar cost averaging may decrease the effect of market fluctuation on the investment of your purchase payment. Of course, dollar cost averaging cannot ensure a profit or protect against loss in a declining market.

   Each dollar cost averaging transfer must be at least $100. Transfers will be made automatically on the schedule you choose until the entire amount you chose to have transferred has been transferred or until you tell us to discontinue the transfers. If the remaining amount to be transferred drops below $100, the entire remaining balance will be transferred on the next transfer date. You can allocate additional amounts to be transferred at any time.

   Your transfers will occur on the last calendar day of each transfer period you have selected, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on a particular transfer date, the transfer will take effect on the next business day.

   Any dollar cost averaging transfers you make do not count toward the 12 free transfers you are allowed each contract year. The dollar cost averaging feature is available only during the contract accumulation phase.

ASSET ALLOCATION PROGRAM

We recognize the value of having advice when deciding how to allocate your purchase payments among the investment options. If you choose to participate in the Asset Allocation Program, your representative will give you a questionnaire to complete that will help determine a program that is appropriate for you. We will prepare your asset allocation based on your answers to the questionnaire. We will not charge you for this service and you are not obligated to participate or to invest according to program recommendations.

AUTO-REBALANCING

Once you have allocated your money among the variable investment options, the actual performance of the investment options may cause your allocation to shift. For example, an investment option that initially holds only a small percentage of your assets could perform much better than another investment option. Over time, this option could increase to a larger percentage of your assets than you desire. You can direct us to automatically rebalance your assets to return to your original allocation percentages or to subsequent allocation percentages you select. We will rebalance only the variable investment options that you have designated. If you also participate in the DCA feature, then the variable investment option from which you make the DCA transfers will not be rebalanced.

   You may choose to have your rebalancing occur monthly, quarterly, semiannually, or annually. The rebalancing will occur on the last calendar day of the

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        2:
WHAT INVESTMENT OPTIONS CAN I CHOOSE? CONTINUED

--------------------------------------------------------------------------------

period you have chosen, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, the rebalancing will take effect on the next business day.

   Any transfers that occur as a result of the Auto-Rebalancing feature do not count toward the 12 free transfers you are allowed per year. The auto-rebalancing feature is available only during the contract accumulation phase. If you choose auto-rebalancing and dollar cost averaging, auto-rebalancing will take place after the transfers from your DCA account.

VOTING RIGHTS

We are the legal owner of the shares in the mutual funds that underlie the variable investment options. However, we currently vote the shares of the mutual funds according to voting instructions we receive from contract owners. When a vote is required, we will mail you a form that you can complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote fund shares for which we do not receive instructions, and any other shares that we own, in the same proportion as shares for which we do receive instructions from contract owners. We may change the way your voting instructions are calculated if federal or state law requires or permits it.

SUBSTITUTION

We may substitute one or more of the underlying mutual funds used by the variable investment options. We would not do this without the approval of the SEC and any necessary state insurance departments. We would give you specific notice in advance of any substitution we intended to make. We may also stop allowing investments in existing variable investment options and their underlying funds.

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        3:

WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE

        INCOME PHASE? (ANNUITIZATION)
--------------------------------------------------------------------------------

We can begin making annuity payments any time after the third contract anniversary (or as required by state law if different). Annuity payments must begin no later than the contract anniversary next following the annuitant's 95th birthday (unless we agree to another date). (Under the original version of the contract, annuity payments must begin no later than the contract anniversary next following the annuitant's 90th birthday).

   The Strategic Partners Plus variable annuity contract offers an optional guaranteed minimum income benefit, which we describe below. Your annuity options vary depending upon whether you choose this benefit.

   Depending upon the annuity option you choose, you may incur a withdrawal charge when the income phase begins. Currently, if permitted by state law, we deduct any applicable withdrawal charge if you choose Option 1 for a period shorter than five years, Option 3, or certain other annuity options that we may make available. We do not deduct a withdrawal charge if you choose Option 1 for a period of five years or longer or Option 2. For information about withdrawal charges, see "What are the Expenses Associated with the Strategic Partners Plus contract," page 41. In addition, if you have purchased the Contract With Credit, we will take back any credits that have not vested when you begin the income phase. See "Credits," on page 39.

PAYMENT PROVISIONS WITHOUT THE GUARANTEED MINIMUM INCOME BENEFIT

We make the income plans described below available at any time before the annuity date. We call these plans "annuity options" or "settlement options." During the income phase, all of the annuity options under this contract are fixed annuity options. This means that you no longer invest in the variable investment options--that is, in the underlying mutual funds--on or after the annuity date. If another annuity option is not selected by the annuity date, you will automatically select the Life Income Annuity Option (Option 2, described below) unless prohibited by applicable law. GENERALLY, ONCE THE ANNUITY PAYMENTS BEGIN, THE ANNUITY OPTION CANNOT BE CHANGED AND YOU CANNOT MAKE WITHDRAWALS.

OPTION 1
ANNUITY PAYMENTS FOR A FIXED PERIOD

Under this option, we will make equal payments for the period chosen, up to 25 years. We will make these payments monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the annuitant dies during the income phase, we will continue payments to the beneficiary for the remainder of the fixed period or, if the beneficiary so chooses, we will make a single lump-sum payment. We calculate the amount of the lump sum payment as the present value of the unpaid future payments based upon the interest rate used to compute the actual payments. That interest rate will always be at least 3% a year.

OPTION 2
LIFE INCOME ANNUITY OPTION

Under this option, we will make annuity payments monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years' worth of payments, we will pay the beneficiary the present value of the remaining annuity payments in one lump sum, unless we were specifically instructed to continue to pay the remaining monthly annuity payments. We calculate the present value of the remaining annuity payments using the interest rate used to compute the amount of the original 120 payments. That interest rate will always be at least 3% a year. If an annuity option is not selected by the annuity date, you will automatically select this option, unless prohibited by applicable law.

OPTION 3
INTEREST PAYMENT OPTION

Under this option, we will credit interest on the adjusted contract value until you request payment of all or part of the adjusted contract value. We can make interest payments on a monthly, quarterly, semiannual, or annual basis or allow the interest to accrue on your contract assets. Under this option, we will pay you interest at an effective rate of at least 3% a year. This option is not available if you hold your contract in an IRA.

   Under this option, all gain in the annuity will be taxable as of the annuity date.

                                                                              31
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                                                                         PART II
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        3:

WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE? (ANNUITIZATION) CONTINUED
--------------------------------------------------------------------------------

OTHER ANNUITY OPTIONS

We currently offer a variety of other annuity options. At the time annuity payments are chosen, we may make available to you any of the fixed annuity options then offered.

   Applicable state law may limit some of these options. Consult the Statement of Additional Information for details.

TAX CONSIDERATIONS

If your contract is held under a tax-favored plan, as discussed on page 48, you should consider the minimum distribution requirements mentioned on page 50 when selecting your annuity option.

   For certain contacts held in connection with "qualified" retirement plans (such as a Section 401(k) plan), please note that if you are married at the time your payments commence, you may be required by federal law to choose an income option that provides at least a 50 percent joint and survivor annuity to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. For more information, consult the terms of your retirement arrangement.

GUARANTEED MINIMUM INCOME BENEFIT

The guaranteed minimum income benefit (GMIB), is an optional feature that, if you choose it, guarantees that once the income period begins, your income payments will be no less than a certain "protected value" applied to the GMIB guaranteed annuity purchase rates. Depending on applicable state law, the GMIB is not available under all contracts. In addition, the GMIB is subject to certain age restrictions described below. You must be 70 or younger to elect GMIB.

- If you want the guaranteed minimum income benefit, you must choose this option when you make your initial purchase payment, and you must also participate in the "Guaranteed Minimum Death Benefit," which we describe later in this prospectus. See "What is the Death Benefit?," page 34.

- If you do choose the guaranteed minimum income benefit, you must continue to participate in this feature until at least the end of the seventh contract year. If, after the seventh contract year, you decide to stop participating in the GMIB, you may do so (if permitted by state law) but you will not be able to reinstate it.

- To take advantage of the guaranteed minimum income benefit, you must wait a certain amount of time before you begin the income phase. The length of that waiting period depends upon the age of the annuitant (or, if there is a co-annuitant as well, the age of the older of the two) as shown in the following chart:

              CONTRACT ANNIVERSARY WHEN
AGE AT ISSUE        GMIB BECOMES
OF CONTRACT           AVAILABLE
------------  -------------------------
    0-45                 15
     46                  14
     47                  13
     48                  12
     49                  11
 50 or more              10

   Once that period has elapsed, you will have a thirty-day period each year, beginning on the contract anniversary, during which you may begin the income phase with the guaranteed minimum income benefit by submitting the necessary forms in good order to the Prudential Annuity Service Center.

   Payout Amount. The guaranteed minimum income benefit payout amount is based on the age and sex of the annuitant (and, if there is one, the co-annuitant as well). After we first deduct a charge for any applicable premium taxes, the payout amount will equal the greater of:

1) the "protected value" as of the date you exercise the guaranteed minimum income benefit payout option, applied to the GMIB guaranteed annuity purchase rates and based on the period certain as described below. The protected value will equal the "roll-up value," which is the total of all invested purchase payments compounded daily at an effective annual rate of 5.0%, subject to a cap of 200% of all invested purchase payments. Both the roll-up and the cap are reduced proportionally by withdrawals. When the "roll-up value" no longer increases, your protected value will continue to increase by any

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

   subsequent invested purchase payments, and reduce by the effect of any withdrawals.

2) the adjusted contract value--that is, the contract value minus (i) any charge we impose for premium taxes and (ii), if you have chosen the Contract With Credit, any credit that has not vested--as of the date of the exercise of the GMIB payout Option applied to the current annuity purchase rates then in use and based on the "period certain," as described below.

   The GMIB guaranteed annuity purchase rates are attached to your contract.

   After the contract anniversary on or after the sole or older owner's 80th birthday, we stop increasing the protected value except by any subsequent, invested purchase payments. This means that we do not increase the roll-up by the effective annual interest rate. But when you make a withdrawal on or after that contract anniversary, we still reduce the roll-up value proportionally by the effect of the withdrawal.

GMIB ANNUITY PAYOUT OPTIONS.

We currently offer two guaranteed minimum income benefit annuity payout options. Each involves payment for at least a "period certain," which we define below.

GMIB OPTION 1
SINGLE LIFE PAYOUT OPTION

We will make monthly payments for as long as the annuitant lives, with payments for a period certain. We will stop making payments after the later of the death of the annuitant or the end of the period certain.

GMIB OPTION 2
JOINT LIFE PAYOUT OPTION

In the case of an annuitant and co-annuitant, we will make monthly payments for the joint lifetime of the annuitant and co-annuitant, with payments for a period certain. If the co-annuitant dies first, we will continue to make payments until the later of the death of the annuitant and the end of the period certain. If the annuitant dies first, we will continue to make payments until the later of the death of the co-annuitant and the end of the period certain, but if the period certain ends first, we will reduce the amount of each payment to 50% of the original amount.

   You have no right to withdraw amounts early under either GMIB payout option. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

   The "period certain" for the guaranteed minimum income benefit depends upon the annuitant's age on the date you exercise the GMIB payout option:

   AGE      PERIOD CERTAIN
----------  --------------
80 or less     10 years
    81          9 years
    82          8 years
    83          7 years
    84          6 years
85 or more      5 years

   Because we do not impose a new waiting period for each subsequent purchase payment, if you choose the GMIB, we reserve the right to limit subsequent purchase payments if we discover that by the timing of your purchase payments and withdrawals, your GMIB protected value is increasing in ways we did not intend. In determining whether to limit purchase payments, we will look at purchase payments which are disproportionately larger than your initial purchase payment and other actions that may artificially increase the GMIB protected value. Certain states' laws may prevent us from limiting your subsequent purchase payments. You must exercise one of the GMIB payout options described above no later than 30 days after the contract anniversary following the annuitant's attainment of age 90.

   We do not allow a surviving spouse to retain the GMIB under the Spousal Continuance Benefit, and therefore we cease imposing GMIB charges upon activation of the Spousal Continuance Benefit.

                                                                              33
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                                                                         PART II
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        4:

WHAT IS THE

        DEATH BENEFIT?
--------------------------------------------------------------------------------

THE DEATH BENEFIT FEATURE PROTECTS THE VALUE OF THE CONTRACT FOR THE
BENEFICIARY.

BENEFICIARY

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time the contract is issued, unless you change it at a later date. Unless you name an irrevocable beneficiary, during the accumulation period you can change the beneficiary at any time before the owner dies.

CALCULATION OF THE DEATH BENEFIT

If the sole owner dies during the accumulation phase, we will, upon receiving the appropriate proof of death and any other needed documentation ("proof of death"), pay a death benefit to the beneficiary designated by the owner. If the owner and joint owner are spouses, we will pay this death benefit upon the death of the last surviving spouse who continues the contract as sole owner. We require proof of death to be submitted promptly. If death is prior to age 80, the beneficiary will receive the greater of the following:

1) The current value of your contract (as of the time we receive proof of death). If you have purchased the Contract With Credit, we will first deduct any credit corresponding to a purchase payment made later than one year prior to death.

2) Either the base death benefit, which equals the total purchase payments you have made less any withdrawals, or, if you have chosen a guaranteed minimum death benefit, the "protected value" of that death benefit.

   Under the newer version of the contracts, you may elect the base death benefit if you are 85 or younger. Under both versions of the contracts described in this prospectus, you may elect a guaranteed minimum death benefit if you are 75 or younger. The protected value of the guaranteed minimum death benefit, which depends upon which option you have chosen, may equal the "step-up value," the "roll-up value," or the greater of the two:

STEP-UP GUARANTEED MINIMUM DEATH BENEFIT--The step-up value equals the highest value of the contract on any contract anniversary date--that is, on each contract anniversary, the new step-up value becomes the higher of the previous step-up value and the current contract value. Between anniversary dates, the step-up value is only increased by additional invested purchase payments and reduced proportionally by withdrawals. If an owner who has purchased a Contract With Credit makes any purchase payment later than one year prior to death, we will adjust the death benefit to take back any non-vested credit corresponding to that purchase payment.

ROLL-UP GUARANTEED MINIMUM DEATH BENEFIT--The roll-up value equals the total of all invested purchase payments compounded daily at an effective annual rate of 5.0%, subject to a cap of 200% of all invested purchase payments. Both the roll-up and the cap are reduced proportionally by withdrawals.

GREATER OF STEP-UP OR ROLL-UP GUARANTEED MINIMUM DEATH BENEFIT--Under this option, the protected value is equal to the greater of the step-up value and the roll-up value.

   If you have chosen a guaranteed minimum death benefit option and death occurs on or after age 80, the beneficiary will receive the greater of: 1) the current contract value as of the date that proof of death is received, and 2) the protected value of that death benefit as of age 80, reduced proportionally by any withdrawals and increased by subsequent purchase payments. For this purpose, an owner is deemed to reach age 80 on the contract anniversary on or following the owner's actual 80th birthday (or if there is a joint owner, the contract anniversary on or following the older owner's actual 80th birthday).

   Here is an example of a proportional reduction:

   The current contract value is $100,000 and the protected value is $80,000. The owner makes a withdrawal that reduces the contract value by 25% (including the effect of any withdrawal charges). The new protected value is $60,000, or 75% of what it was before the withdrawal.

   Special rules apply if the beneficiary is the spouse of the owner, and the contract does not have a joint

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

owner. In that case, upon the death of the owner, the spouse will have the choice of the following:

- If the sole beneficiary under the contract is the owner's spouse, and the other requirements of the Spousal Continuance Benefit are met (see page 37), then the contract can continue, and the spouse will become the new owner of the contract; or

- The spouse can receive the death benefit. If the spouse does wish to receive the death benefit, he or she must make that choice within the first 60 days following our receipt of proof of death. Otherwise, the contract will continue with the spouse as owner. If ownership of the contract changes as a result of the owner assigning it to someone else, we will reset the value of the death benefit to equal the contract value on the date the change of ownership occurs, and for purposes of computing the future death benefit, we will treat that contract value as a purchase payment occurring on that date.

   Depending on applicable state law, some death benefit options may not be available or may be subject to certain restrictions under your contract.

SPECIAL RULES IF JOINT OWNERS

If the contract has an owner and a joint owner and they are spouses at the time that one dies, the surviving spouse has the choice of the following:

- The contract can continue, with the surviving spouse as the sole owner of the contract; or

- The surviving spouse can receive the adjusted contract value and the contract will end. If the surviving spouse does wish to receive the adjusted contract value, he or she must make that choice within the first 60 days following our receipt of proof of death. Otherwise, the contract will continue with the surviving spouse as the sole owner.

   If the contract has an owner and a joint owner, and they are not spouses at the time that one dies, the contract will not continue. Instead, the beneficiary will receive the adjusted contract value.

PAYOUT OPTIONS

The beneficiary may, within 60 days of providing proof of death, choose to take the death benefit under one of several death benefit payout options listed below.

   The death benefit payout options are:

   Choice 1. Lump sum payment of the death benefit. If the beneficiary does not choose a payout option within sixty days, the beneficiary will receive this payout option.

   Choice 2. The payment of the entire death benefit within 5 years of the date of death of the last to survive of the owner or joint owner.

   Choice 3. Payment of the death benefit under an annuity or annuity settlement option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within one year of the date of death of the last to survive of the owner or joint owner.

   The tax consequences to the beneficiary vary among the three death benefit payout options. See "What are the Tax Considerations Associated with the Strategic Partners Plus Contract?" section beginning on page 46.

   If the contract has an owner and a joint owner:

- If the owner and joint owner are spouses at the death of the first to die of the two, any portion of the death benefit not applied under Choice 3 within one year of the survivor's date of death must be distributed within five years of the survivor's date of death.

- If the owner and joint owner are not spouses at the death of the first to die of the two, any portion of the death benefit (which is equal to the adjusted contract value) not applied under Choice 3 within one year of the date of death of the first to die must be distributed within five years of that date of death.

EARNINGS APPRECIATOR SUPPLEMENTAL DEATH BENEFIT

Subject to approval by your state, we offer the Earnings Appreciator, an optional supplemental death benefit

                                                                              35
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                                                                         PART II
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        4:

WHAT IS THE DEATH BENEFIT? CONTINUED

--------------------------------------------------------------------------------

payable upon the death of the sole or last surviving owner during the accumulation phase. This benefit is in addition to any other death benefit under your contract. You must be 75 or younger in order to elect the Earnings Appreciator benefit.

- An Earnings Appreciator benefit is calculated for each purchase payment you make. Your total Earnings Appreciator benefit is the sum of the Earnings Appreciator benefits for all of your purchase payments.

- If the owner (or older of owner and joint owner if there is a joint owner) is younger than age 66 on the date the application is signed, the Earnings Appreciator benefit for each purchase payment is 45% of the lesser of:

   - The adjusted purchase payment (which means the invested purchase payment adjusted for partial withdrawals); or

   -  Earnings attributed to that adjusted purchase payment.

- If the owner (or older of owner and joint owner if there is a joint owner) is age 66 or older (and younger than age 76) on the date the application is signed, the Earnings Appreciator benefit for each purchase payment is 25% of the lesser of:

   - The adjusted purchase payment (which means the invested purchase payment adjusted for partial withdrawals); or

   -  Earnings attributed to that adjusted purchase payment.

-  The following rules apply to the calculation of the benefit:

   - Each "adjusted purchase payment" is the invested purchase payment reduced pro-rata by any subsequent withdrawals. Reduction on a pro-rata basis means that we calculate the percentage of your current contract value being withdrawn and reduce each adjusted purchase payment made prior to the withdrawal by that percentage. For example, if your contract value is $40,000 and you withdraw $10,000, you have withdrawn 25% of your contract value. If you have two adjusted purchase payments prior to the withdrawal ($10,000 and $20,000), each of those adjusted purchase payments would be reduced by 25% (to $7,500 and $15,000). The amount of earnings allocated to each adjusted purchase payment is also reduced by the same percentage. These calculations, therefore, do not depend on the actual investment option from which the withdrawal is made, and they are different calculations than those that apply for other reasons under the contract, such as for the withdrawal charge or for tax purposes.

   - Earnings are periodically allocated to each adjusted purchase payment on a pro-rata basis. We calculate the amount of earnings since the last earnings allocation and we allocate those earnings proportionately among the adjusted purchase payments (based on the amount of each adjusted purchase payment plus the earnings previously allocated to that adjusted purchase payment). For example, if you have two adjusted purchase payments -- one with an adjusted purchase payment and allocated earnings of $30,000 and the other with an adjusted purchase payment and allocated earnings of $20,000 (therefore 60% and 40% of the total respectively) -- and your contract has earned $5,000 since the last calculation, 60% of the earnings ($3,000) will be allocated to the first adjusted purchase payment and 40% of the earnings ($2,000) will be allocated to the second adjusted purchase payment. This calculation, therefore, does not apply different rates of return to different purchase payments based on the investment options in which the particular purchase payment was invested. When allocating earnings at the time of a death benefit payment, we will first deduct from earnings the amount of any charges deducted and credit recaptured from your contract value at that time.

   - Under the Spousal Continuance Benefit, we will not allow the surviving spouse to continue the Earnings Appreciator benefit (or bear the charge

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

      associated with that benefit) if that owner is age 76 or older when Spousal Continuance is activated. If the surviving spouse does continue the Earnings Appreciator benefit, then we will calculate the benefit payable upon the surviving spouse's death in the same manner as discussed above, except that we will treat the contract value (as adjusted to reflect the Spousal Continuance Benefit) as the first adjusted purchase payment against which the Earnings Appreciator percentages are applied.

-  See the Appendix for examples of the benefit calculations.

SPOUSAL CONTINUANCE BENEFIT

This is a benefit that, depending on the contract options chosen, can give the owner's surviving spouse a stepped-up account value upon the owner's death. Any person who buys a contract and meets our eligibility criteria for this benefit receives the benefit without charge. The benefit must be selected within 60 days of the owner's death, and may not be available under all contracts.

   We offer the Spousal Continuance Benefit only if each of the following conditions is present on the date we receive proof of the owner's death: 1) there is only one owner of the contract, and that owner is the sole annuitant,
2) there is only one beneficiary, 3) the beneficiary is the owner's spouse, 4) the surviving spouse is not older than 95 on that date, and 5) the surviving spouse becomes the new owner and annuitant. Under the Spousal Continuance Benefit, we impose no withdrawal charge at the time of the owner's death, and we will not impose any withdrawal charges on the surviving spouse with respect to the withdrawal of purchase payments made by the owner prior to the activation of the benefit. However, we will continue to impose withdrawal charges with respect to purchase payments made by the surviving spouse as new owner.

   If you have not selected the guaranteed minimum death benefit feature (i.e., you have the base death benefit), then upon the activation of the Spousal Continuance Benefit, we will adjust the contract value, as of the date of our receipt of proof of death, to equal the greater of the following: 1) the contract value as of the date of our receipt of proof of death or 2) the sum of all invested purchase payments (adjusted by withdrawals) made prior to the date on which we receive proof of the owner's death. We will add the amount of any Earnings Appreciator benefit that you have selected to each of the amounts specified immediately above.

   If you have selected the guaranteed minimum death benefit feature with the roll-up option, then upon the activation of the Spousal Continuance Benefit, we will adjust the contract value, as of the date of our receipt of proof of death, to equal the greater of the following: 1) the contract value as of the date of our receipt of proof of death, or 2) the roll-up value. We will add the amount of any Earnings Appreciator benefit that you have selected to each of the amounts specified immediately above. When the Spousal Continuance Benefit is activated by a surviving spouse who is younger than 80, we will adjust the roll-up value under the surviving spouse's contract to equal the contract value (adjusted, as described immediately above). In addition, in that case we will reset the surviving spouse's roll-up cap to equal 200% of the contract value (adjusted, as described immediately above). We make no adjustment to the roll-up value or the roll-up cap if the surviving spouse is 80 or older, except to account for additional purchase payments and to reduce the roll-up value proportionately by withdrawals. If the surviving spouse was younger than 80 at the owner's death, then we will continue to increase the roll-up value annually until the earlier of either (i) the surviving spouse's attainment of age 80 or
(ii) the attainment of the roll-up cap (i.e., the reset roll-up cap discussed above). Once the roll-up value ceases to increase, we thereafter will adjust the roll-up value only to account for subsequent purchase payments and to diminish it proportionally by withdrawals.

   If you have selected the guaranteed minimum death benefit feature with the step-up GMDB option, then upon the activation of the Spousal Continuance Benefit, we will adjust the contract value, as of the date of our receipt of proof of death, to equal the greater of the

                                                                              37
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        4:

WHAT IS THE DEATH BENEFIT? CONTINUED

--------------------------------------------------------------------------------

following: 1) the contract value as of the date of our receipt of proof of death, or 2) the step-up value. We will add the amount of any Earnings Appreciator benefit that you have selected to each of the amounts specified immediately above. When the Spousal Continuance Benefit is activated by a surviving spouse younger than 80, we will adjust the step-up value to equal the contract value (adjusted, as described immediately above). We make no such adjustment if the surviving spouse is 80 or older. If the surviving spouse was younger than 80 at the owner's death, then we will continue to adjust the step-up value annually until the surviving spouse's attainment of age 80. After the surviving spouse attains age 80, we will continue to adjust the step-up value only to account for additional purchase payments and to reduce the step-up value proportionally by withdrawals.

   If you have selected the greater of roll-up or step-up as your GMDB option, then we will calculate those values upon activation of the Spousal Continuance Benefit in accordance with the procedures set out in the immediately preceding paragraphs and in your contract.

   After activation of the Spousal Continuance Benefit, we will calculate the Earnings Appreciator benefit in the manner discussed under "Earnings Appreciator Supplemental Death Benefit," beginning on page 35. We do not allow the surviving spouse to retain the Guaranteed Minimum Income Benefit under the Spousal Continuance Benefit (or bear the charge associated with that benefit).

   In the preceding discussion of the Spousal Continuance Benefit, we intend references to attainment of age 80 to refer to the contract anniversary on or following the actual 80th birthday of the surviving spouse.

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HOW CAN I PURCHASE A STRATEGIC PARTNERS

        PLUS CONTRACT?
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

PURCHASE PAYMENTS

The initial purchase payment is the amount of money you first pay us to purchase the contract. The minimum initial purchase payment is $10,000. With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $1,000 at any time during the accumulation phase. However, we impose a minimum of $100 with respect to additional purchase payments made through electronic fund transfers.

   You may purchase this contract only if the oldest of the owner, joint owner, or annuitant is age 85 or younger. Certain age limits apply to certain features and benefits described herein. No subsequent purchase payments may be made on or after the earliest of the 86th birthday (81st birthday, for the original version of the contracts), of (i) the owner, (ii) the joint owner, or (iii) the annuitant.

   Currently, the maximum aggregate purchase payments you may make is $20 million. We limit the maximum total purchase payments in any contract year other than the first to $2 million. You must obtain our approval prior to submitting a purchase payment of $5 million or greater within the first contract year, or greater than $2 million for subsequent purchase payments. Depending on applicable state law, lower limits may apply. Consult the Statement of Additional Information for details.

ALLOCATION OF PURCHASE PAYMENTS

When you purchase a contract, we will allocate your invested purchase payment among the variable investment options based on the percentages you choose. The percentage of your allocation to a particular investment option can range in whole percentages from 0% to 100%.

   You may change your allocation of future invested purchase payments at any time. Contact the Prudential Annuity Service Center for details.

   If you make an additional purchase payment without allocation instructions, we will allocate the invested purchase payment in the same proportion as your most recent purchase payment, unless you directed us in connection with that purchase payment to make that allocation on a one-time-only basis.

   If you purchase the Contract Without Credit, the allocation procedure mentioned above will apply unless that portion designated for the DCA Fixed Rate Option is less than $5,000. In that case, we will use your transfer allocation for the DCA Fixed Rate Option as part of your allocation instructions until you direct us otherwise.

   We will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment at the Prudential Annuity Service Center. If, however, your first payment is made without enough information for us to set up your contract, we may need to contact you to obtain the required information. If we are not able to obtain this information within five business days, we will within that five business day period either return your purchase payment or obtain your consent to continue holding it until we receive the necessary information. We will generally credit each subsequent purchase payment as of the business day we receive it in good order at the Prudential Annuity Service Center. Our business day generally closes at 4:00 p.m. Eastern time. We will generally credit subsequent purchase payments received in good order after the close of a business day on the following business day.

CREDITS

If you purchase the Contract With Credit, we will add a credit amount to your contract value with each purchase payment you make. The credit is allocated to the variable investment options in the same percentages as the purchase payment.

   Under the version of the Contract With Credit under which bonus credits vest over a seven year period, the credit percentage is currently equal to 4% of each purchase payment. With the approval of the Securities and Exchange Commission, we can change that credit percentage, but we guarantee it will never be less than 3%. Under the version of the Contract With Credit under which bonus credits generally are not recapturable after expiration of the free look period, the bonus credit that we pay with respect to any purchase payment depends on (i) the age of the older of the owner or joint owner on the date on which the purchase payment is made

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HOW CAN I PURCHASE A STRATEGIC PARTNERS PLUS CONTRACT? CONTINUED
--------------------------------------------------------------------------------

and (ii) the amount of the purchase payment. Specifically,

- if the elder owner is 80 or younger on the date that the purchase payment is made, then we will add a bonus credit to the purchase payment equal to 4% if the purchase payment is less than $250,000 or 5% if the purchase payment is greater than or equal to $250,000; and

- if the elder owner is 81-85 on the date that the purchase payment is made, then we will add a bonus credit equal to 3% of the amount of the purchase payment.

   Under the version of the Contract With Credit under which bonus credits vest over a seven year period, each credit is subject to its own vesting schedule, which is shown below. If you make a withdrawal of all or part of a purchase payment, or you begin the income phase of the contract, we will take back the non-vested portion of the credit attributable to that purchase payment. Withdrawals of purchase payments occur on a first-in first-out basis. This credit that we take back is in addition to any withdrawal charges that may apply.

   Under the version of the Contract With Credit under which bonus credits vest over a seven year period, bonus credits vest according to the following schedule:

 NUMBER OF CONTRACT ANNIVERSARIES
SINCE DATE OF EACH PURCHASE PAYMENT  VESTED PERCENTAGE
-----------------------------------  -----------------
                 0                            0%
                 1                           10%
                 2                           20%
                 3                           30%
                 4                           40%
                 5                           50%
                 6                           60%
                 7                          100%

   Under each version of the Contract With Credit, if we pay a death benefit under the contract, we have the right to take back any credit we applied one year prior to the date of death or later.

   Under each version of the Contract With Credit, we recapture bonus credits if the owner returns his or her contract during the free look period.

   Depending upon the state in which your contract was issued, your contract may include a different vesting schedule. We are in the process, however, of enhancing those contracts to make sure that their vesting schedules are no less favorable to you than the above vesting schedule. Accordingly, we intend to follow the above vesting schedule even if your contract currently shows a less favorable schedule.

CALCULATING CONTRACT VALUE

The value of your contract will go up or down depending on the investment performance of the variable investment options you choose. To determine the value of your contract, we use a unit of measure called an accumulation unit. An accumulation unit works like a share of a mutual fund.

   Every day we determine the value of an accumulation unit for each of the variable investment options. We do this by:

1) adding up the total amount of money allocated to a specific investment option;

2) subtracting from that amount insurance charges and any other applicable charges such as for taxes; and

3) dividing this amount by the number of outstanding accumulation units.

   When you make a purchase payment, we credit your contract with accumulation units of the subaccount or subaccounts for the investment options you choose. We determine the number of accumulation units credited to your contract by dividing the amount of the purchase payment, plus (if you have purchased the Contract With Credit) any applicable credit, allocated to an investment option by the unit price of the accumulation unit for that investment option. We calculate the unit price for each investment option after the New York Stock Exchange closes each day and then credit your contract. The value of the accumulation units can increase, decrease, or remain the same from day to day.

   We cannot guarantee that your contract value will increase or that it will not fall below the amount of your total purchase payments. However, we do guarantee a minimum interest rate of 2.0% a year on that portion of the contract value allocated to the fixed interest-rate option.

        6:

WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC

                    PARTNERS PLUS CONTRACT?
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

THERE ARE CHARGES AND OTHER EXPENSES ASSOCIATED WITH THE CONTRACT THAT REDUCE THE RETURN ON YOUR INVESTMENT. WE DESCRIBE THESE CHARGES AND EXPENSES BELOW.

INSURANCE AND ADMINISTRATIVE CHARGE

Each day, we make a deduction for the insurance and administrative charge. This charge covers our expenses for mortality and expense risk, administration, marketing and distribution. If you choose a guaranteed minimum death benefit option, the insurance and administrative charge also includes a charge to cover our assumption of the associated risk. The mortality risk portion of the charge is for our assumption of the risk that the annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of annuity payments. The expense risk portion of the charge is for our assumption of the risk that the current charges will be insufficient in the future to cover the cost of administering the contract. The administrative expense portion of the charge compensates us for the expenses associated with the administration of the contract. This includes preparing and issuing the contract; establishing and maintaining contract records; preparation of confirmations and annual reports; personnel costs; legal and accounting fees; filing fees; and systems costs. The guaranteed minimum death benefit risk portion of the charge, if applicable, covers our assumption of the risk that the protected value of the contract will be larger than the base death benefit if the contract owner dies during the accumulation phase.

   If the insurance and administrative charge is not sufficient to cover our expenses, then we will bear the loss. We do, however, expect to profit from this charge. The insurance and administrative charge for your contract cannot be increased. We may use any profits from this charge to pay for the costs of distributing the contracts. If you choose the Contract With Credit, we will also use any profits from this charge to recoup our costs of providing the credit.

   We calculate the insurance and administrative charge based on the average daily value of all assets allocated to the variable investment options. These charges are not assessed against amounts allocated to the fixed interest rate options. The amount of the charge depends on the death benefit option that you choose. The charge is equal to 1.40% on an annual basis if you choose the base death benefit, 1.60% on an annual basis if you choose either the roll-up or step-up guaranteed minimum death benefit option, and 1.70% on an annual basis if you choose the guaranteed minimum death benefit option of the greater of the roll-up and step-up.

   Under the version of the Contract With Credit under which bonus credits generally are not recapturable after expiration of the free look period, we impose an additional charge equal to 0.10% annually (of account value attributable to the variable investment options). We do not assess this charge with respect to the original version of the Contract With Credit, under which bonus credits are vested over a period of seven years.

EARNINGS APPRECIATOR CHARGE

We will impose an additional charge if you choose the Earnings Appreciator supplemental death benefit. The charge for this benefit is based on an annual rate of 0.15% of your contract value if you have also selected a guaranteed minimum death benefit option (0.20% if you have not selected a guaranteed minimum death benefit option).

   We calculate the charge on each of the following events:

   -  each contract anniversary;

   -  when you begin the income phase of the contract;

   -  upon death of the sole or last surviving owner prior to the income phase;

   -  upon a withdrawal; and

   -  upon a subsequent purchase payment.

   The fee is based on the contract value at time of calculation and is pro-rated for the portion of the year since the last time the fee was calculated.

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        6:
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CONTINUED
--------------------------------------------------------------------------------

   The charge is not deducted every time it is calculated. Instead, the charge is deducted, along with any previously calculated but not deducted charge, on each of the following events:

   -  each contract anniversary;

   -  when you begin the income phase of the contract;

   -  upon death of the sole or last surviving owner prior to the income phase;

   -  upon a full withdrawal; and

   - upon a partial withdrawal if the contract value remaining after the partial withdrawal is not enough to cover the then applicable charge.

   We withdraw this charge from each investment option in the same proportion that your contract value is allocated to that option. Upon a full withdrawal or if the contract value remaining after a partial withdrawal is not enough to cover the applicable charge, we will deduct the charge from the amount we pay you.

   The payment of the Earnings Appreciator charge will not reduce the adjusted purchase payments for purposes of calculating subsequent Earnings Appreciator charges. The payment of the Earnings Appreciator charge will be deemed to be made from earnings for purposes of calculating other charges.

   As noted above, the charge is calculated and deducted at least once a year on the contract anniversary. In the future, we may calculate and deduct this fee more frequently, such as quarterly.

GUARANTEED MINIMUM INCOME BENEFIT CHARGE

We will impose an additional charge if you choose the guaranteed minimum income benefit. This is an annual charge equal to 0.25% of the GMIB protected value of your contract, which we deduct from your contract value on each of the following events:

-  each contract anniversary;

-  when you begin the income phase of the contract;

- when you decide no longer to participate in the guaranteed minimum income benefit;

-  upon a full withdrawal; and

- upon a partial withdrawal if the remaining contract value would not be enough to cover the then applicable GMIB charge.

   If we impose this fee other than on a contract anniversary, then we will pro-rate it based on the portion of the contract year for which the GMIB was in effect. We withdraw the fee from each investment option in the same proportion that your contract value is allocated to that investment option. Upon a full withdrawal or if the contract value remaining after a partial withdrawal is not enough to cover the applicable GMIB charge, we will deduct the GMIB Charge from the amount we pay you.

   In some states, we may calculate the charge for the guaranteed minimum income benefit in a different manner, but that charge will not exceed 0.25% of the GMIB protected value. Consult the Statement of Additional Information for details.

   We will not impose the GMIB charge after the income phase begins, after you revoke the GMIB option, or after you choose your GMIB payout option.

CONTRACT MAINTENANCE CHARGE

Under the original version of the contracts, we do not deduct a contract maintenance charge for administrative expenses while your contract value is $50,000 or more. If your contract value is less than $50,000 on a contract anniversary during the accumulation phase or when you make a full withdrawal, we will deduct $30 (or if your contract value is less than $1,500, then a lower amount equal to 2% of your contract value) for administrative expenses. Under the new version of the contracts, we do not deduct a contract maintenance charge for administrative expenses while your contract value is $75,000 or more. If your contract value is less than $75,000 on a contract anniversary during the accumulation phase or when you make a full

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

withdrawal, we will deduct $35 (or a lower amount equal to 2% of your contract value) for administrative expenses. (This fee may differ in certain states.) We may increase this charge up to a maximum of $60 per year. Also, we may raise the level of the contract value at which we waive this fee. We will deduct this charge proportionately from each of your contract's investment options.

WITHDRAWAL CHARGE

A withdrawal charge may apply if you make a full or partial withdrawal during the withdrawal charge period for a purchase payment. The withdrawal charge may also apply if you begin the income phase during the withdrawal charge period, depending upon the annuity Option you choose. The amount and duration of the withdrawal charge depends on whether you choose the Contract With Credit or the Contract Without Credit. The withdrawal charge varies with the number of contract anniversaries that have elapsed since each purchase payment was made. Specifically, we maintain an "age" for each purchase payment you have made by keeping track of how many contract anniversaries have passed since the purchase payment was made. The withdrawal charge is the percentage, shown below, of the amount withdrawn.

                                        CONTRACT WITH
                                      CREDIT WITHDRAWAL
  NUMBER OF       CONTRACT WITH        CHARGE (VERSION
   CONTRACT     CREDIT WITHDRAWAL        UNDER WHICH
ANNIVERSARIES    CHARGE (VERSION        BONUS CREDITS
SINCE THE DATE     UNDER WHICH        GENERALLY ARE NOT
   OF EACH      BONUS CREDITS VEST      RECAPTURABLE       CONTRACT WITHOUT
   PURCHASE      OVER SEVEN YEAR     AFTER EXPIRATION OF   CREDIT WITHDRAWAL
   PAYMENT           PERIOD)          FREE LOOK PERIOD)         CHARGE
--------------  ------------------   -------------------   -----------------
      0                 7%                    8%                   7%
      1                 7%                    8%                   6%
      2                 7%                    8%                   5%
      3                 6%                    8%                   4%
      4                 5%                    7%                   3%
      5                 4%                    6%                   2%
      6                 3%                    5%                   1%
      7                 2%                    0%                   0%
      8                 1%                    0%                   0%
      9                 0%                    0%                   0%

   If a withdrawal is effective on the day before a contract anniversary, the withdrawal charge percentage as of the next following contract anniversary will apply.

   If you request a withdrawal, we will:

- deduct an amount from the contract value that is sufficient to pay the withdrawal charge,

- take back any credit that has not vested under the vesting schedule, if you have chosen the Contract With Credit under which bonus credits vest over several years and

-  provide you with the amount requested.

   If you request a full withdrawal, we will provide you with the full amount of the contract value after making these deductions.

   Each contract year, you may withdraw a specified amount of your contract value without incurring a withdrawal charge. We make this "charge-free amount" available to you subject to approval of this feature in your state. We determine the charge-free amount available to you in a given contract year on the contract anniversary that begins that year. In calculating the charge-free amount, we divide purchase payments into two categories -- payments that are subject to a withdrawal charge and those that are not. We determine the charge-free amount based only on purchase payments that are subject to a withdrawal charge. The charge-free amount in a given contract year is equal to 10% of the sum of all the purchase payments subject to the withdrawal charge that you have made as of the applicable contract anniversary. During the first contract year, the charge-free amount is equal to 10% of the initial purchase payment. When you make a withdrawal, we will first deduct the amount of the withdrawal from purchase payments no longer subject to a withdrawal charge, and then from the available charge-free amount, and will consider purchase payments to be paid out on a first-in, first-out basis. Withdrawals in excess of the charge-free amount will come first from purchase payments, also on a first-in, first-out basis, and will be subject to withdrawal charges, if applicable, even if earnings are available on the date of the withdrawal. Once you have withdrawn all purchase payments, additional withdrawals will come from any earnings. We do not impose withdrawal charges on earnings.

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        6:
WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC PARTNERS PLUS CONTRACT? CONTINUED
--------------------------------------------------------------------------------

   If your state has not approved the charge free amount noted above, your charge-free amount will be calculated as follows:

   Each contract year, you may withdraw up to 10% of your net purchase payments without paying a withdrawal charge. For purposes of determining the withdrawal charge, withdrawals of this 10% "charge-free" amount will come first from purchase payments, on a first-in first-out basis. Withdrawals in excess of the charge-free amount will come first from purchase payments, also on a first-in first-out basis, and will be subject to withdrawal charges, if applicable, even if earnings are available on that date. Once you have withdrawn all purchase payments, further withdrawals will come from any remaining earnings. Earnings are not subject to withdrawal charges.

   Regardless of whether we waive withdrawal charges, we will take back any credits that have not vested (with respect to the version of the Contract With Credit under which bonus credits vest over a several year period). If you choose the Contract With Credit and make a withdrawal that is subject to a withdrawal charge, we may use part of that withdrawal charge to recoup our costs of providing the credit.

   Withdrawal charges will never be greater than permitted by applicable law.

WAIVER OF WITHDRAWAL CHARGES FOR CRITICAL CARE

   Except as restricted by applicable state law, we will waive all withdrawal charges upon receipt of proof that the owner or a joint owner is terminally ill, or has been confined to an eligible nursing home or eligible hospital continuously for at least three months after the contract date. We will also waive the contract maintenance charge if you surrender your contract in accordance with the above noted conditions. This waiver is not available if the owner has assigned ownership of the contract to someone else.

TAXES ATTRIBUTABLE TO PREMIUM

There are federal, state and local premium based taxes applicable to your purchase payment. We are responsible for the payment of these taxes and may make a deduction from the value of the contract to pay some or all of these taxes. Some of these taxes are due when the contract is issued, others are due when the annuity payments begin. It is our current practice not to deduct a charge for state premium taxes until annuity payments begin. In the states that impose a premium tax, the current rates range up to 3.5%. It is also our current practice not to deduct a charge for the federal tax associated with deferred acquisition costs paid by us that are based on premium received. However, we reserve the right to charge the contract owner in the future for any such tax associated with deferred acquisition costs and any federal, state or local income, excise, business or any other type of tax measured by the amount of premium received by us.

TRANSFER FEE

You can make 12 free transfers every contract year. We measure a contract year from the date we issue your contract, which is the contract date. If you make more than 12 transfers in a contract year (excluding Dollar Cost Averaging and Auto-Rebalancing), we will deduct a transfer fee of $25 for each additional transfer. In the future we could raise that charge up to $30 per additional transfer, although we have no current plans to do so. We will deduct the transfer fee pro-rata from the investment options from which the transfer is made. In certain states, we may limit the transfer fee to a lower amount to comply with applicable state law. Consult the Statement of Additional Information for details.

COMPANY TAXES

We will pay the taxes on the earnings of the separate account. We do not currently charge you for these taxes. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

UNDERLYING MUTUAL FUND FEES

When you allocate a purchase payment or a transfer to the variable investment options, we in turn invest in shares of a corresponding mutual fund. Those funds charge fees that are in addition to the contract-related fees described in this section. For 2002, the fees of these funds ranged on an annual basis from 0.37% to 1.30% of fund assets (these fees reflect the effect of expense reimbursements or waivers, which may terminate at any time). For additional information about these fund fees, please consult the prospectuses for the funds, which are attached to this prospectus.

        7:

HOW CAN I

        ACCESS MY MONEY?
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

YOU CAN ACCESS YOUR MONEY BY:

-  MAKING A WITHDRAWAL (EITHER PARTIAL OR FULL); OR

-  CHOOSING TO RECEIVE ANNUITY PAYMENTS DURING THE INCOME PHASE.

WITHDRAWALS DURING THE ACCUMULATION PHASE

When you make a full withdrawal, you will receive the value of your contract minus any applicable fees and, if you have purchased the Contract With Credit, after we have taken back any credits that have not yet vested. We will calculate the value of your contract and charges, if any, as of the date we receive your request in good order at the Prudential Annuity Service Center.

   Unless you tell us otherwise, we will take any partial withdrawal proportionately from all of the variable investment options in which you have invested. For a partial withdrawal, we will deduct any applicable fees and, if you have purchased the Contract With Credit, take back any unvested credit corresponding to the purchase payments you are withdrawing, proportionately from the variable investment options in your contract. The minimum amount you may withdraw is $250. If, after a withdrawal, your contract value is less than $2,000, we have the right to end your contract.

   We will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a withdrawal request in good order.

   INCOME TAXES, TAX PENALTIES, AND CERTAIN RESTRICTIONS ALSO MAY APPLY TO ANY WITHDRAWAL YOU MAKE. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 8 OF THIS PROSPECTUS.

AUTOMATED WITHDRAWALS

We offer an automated withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual, or annual intervals. We will process your withdrawals at the end of the business day at the intervals you specify. We will continue at these intervals until you tell us otherwise. You can make withdrawals from any designated investment option or proportionally from all investment options. The minimum automated withdrawal amount you can make is $100.

   INCOME TAXES, TAX PENALTIES, WITHDRAWAL CHARGES, AND CERTAIN RESTRICTIONS MAY APPLY TO AUTOMATED WITHDRAWALS. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 8 OF THIS PROSPECTUS.

SUSPENSION OF PAYMENTS OR TRANSFERS

The Securities and Exchange Commission may require us to suspend or postpone payments made in connection with withdrawals or transfers for any period when:

- The New York Stock Exchange is closed (other than customary weekend and holiday closings);

-  Trading on the New York Stock Exchange is restricted;

- An emergency exists during which sales and redemptions of shares of the mutual funds are not reasonable or we cannot reasonably value the accumulation units; or

- The Securities and Exchange Commission, by order, permits suspension or postponement of payments for the protection of owners.

   We expect to pay the amount of any withdrawal or transfer made from the fixed interest rate options promptly upon request.

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        8:

WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC

                    PARTNERS PLUS CONTRACT?
--------------------------------------------------------------------------------

The tax considerations associated with the Strategic Partners Plus contract vary depending on whether the contract is (i) owned by an individual and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. You should consult with a qualified tax adviser for complete information and advice.

CONTRACTS OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED RETIREMENT
PLANS)

TAXES PAYABLE BY YOU

We believe the contract is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract.

   Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

   Subject to approval by your state, we offer an optional supplemental death benefit called the Earnings Appreciator. Although we believe this benefit is an investment protection feature that should have no adverse tax consequences, it is possible that the Internal Revenue Service would assert that some or all of the charges for the Earnings Appreciator feature should be treated for federal income tax purposes as a partial withdrawal from the contract. It is also possible that the Internal Revenue Service would assert that some or all of the charges for the GMDB and GMIB features should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for these benefits could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty.

   If the Internal Revenue Service determines that the deductions for one or more benefits under the contract, including without limitation the GMDB and GMIB features and the Earnings Appreciator supplemental death benefit, are taxable withdrawals, then the owner may revoke the affected benefit(s) within 90 days after notice from us.

TAXES ON WITHDRAWALS AND SURRENDER

If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else.

   If you assign or pledge all or part of your contract as collateral for a loan, the part assigned will be treated as a withdrawal. Also, if you elect the interest payment option, that election will be treated, for tax purposes, as surrendering your contract.

   If you transfer your contract for less than full consideration, such as by gift, you will trigger tax on the gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances you transfer the contract incident to divorce.

   It is our position that the guaranteed minimum death benefit, the guaranteed minimum income benefit, and other contract benefits are an integral part of the annuity contract and accordingly that the charges made against the annuity contract's cash value for the benefit should not be treated as distributions subject to income tax. It is possible, however, that the Internal Revenue Service could take the position that such charges should be treated as distributions.

TAXES ON ANNUITY PAYMENTS

A portion of each annuity payment you receive will be treated as a partial return of your purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your purchase payments (less any amounts previously

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

received tax-free) and the denominator of which is the total expected payments under the contract.

   After the full amount of your purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

TAX PENALTY ON WITHDRAWALS AND ANNUITY PAYMENTS

Any taxable amount you receive under your contract may be subject to a 10% tax penalty. Amounts are not subject to this tax penalty if:

-  the amount is paid on or after you reach age 59 1/2 or die;

-  the amount received is attributable to your becoming disabled;

- the amount paid or received is in the form of level annuity payments not less frequently than annually under a lifetime annuity;

TAXES PAYABLE BY BENEFICIARIES

All of the death benefit options are subject to income tax to the extent the distribution exceeds the adjusted basis in the contract and the full value of the death benefit is included in the owner's estate. Generally, the same tax rules described above would also apply to amounts received by your beneficiary. Choosing an annuity payment option instead of a lump sum death benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below. Tax consequences to the beneficiary vary among the death benefit payment options.

-  Choice 1:  the beneficiary is taxed on earnings in the contract.

- Choice 2: the beneficiary is taxed as amounts are withdrawn (In this case earnings are treated as being distributed first).

- Choice 3: the beneficiary is taxed on each payment (part will be treated as earnings and part as return of premiums).

REPORTING AND WITHHOLDING ON DISTRIBUTIONS

Taxable amounts distributed from your annuity contracts are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with 3 exemptions unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide.

   State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the CONTRACTS HELD BY TAX FAVORED PLANS section for withholding rules for tax favored plans (for example, an IRA).

   Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

ANNUITY QUALIFICATION

   Diversification and Investor Control In order to qualify for the tax rules applicable to annuity contracts described above, the contract must be an annuity contract for tax purposes. This means that the assets underlying the annuity contract must be diversified, according to certain rules. It also means that we, and not you as the contract-owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. We believe these rules, which are further discussed in the Statement of Additional Information, will be met.

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CONTINUED
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   Required Distributions Upon Your Death Upon your death (or the death of a joint owner, if earlier), certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.

   If you die on or after the annuity date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

   If you die before the annuity date, the entire interest in the contract must be distributed within 5 years after the date of death. However, if an annuity payment option is selected by your designated beneficiary and if annuity payments begin within 1 year of your death, the value of the contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. Your designated beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect an annuity payment option based on life expectancy or a period exceeding five years.

   If any portion of the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.

   Changes In The Contract We reserve the right to make any changes we deem necessary to assure that the contract qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract owners and you will be given notice to the extent feasible under the circumstances.

ADDITIONAL INFORMATION

You should refer to the Statement of Additional Information if:

- The contract is held by a corporation or other entity instead of by an individual or as agent for an individual.

- Your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982.

- You transfer your contract to, or designate, a beneficiary who is either 37 1/2 years younger than you or a grandchild.

CONTRACTS HELD BY TAX FAVORED PLANS

The following discussion covers annuity contracts held under tax-favored retirement plans. Currently, the contract may be purchased for use in connection with individual retirement accounts and annuities (IRAs) which are subject to Sections 408(a), 408(b) and 408A of the Internal Revenue Code of 1986, as amended (Code). This description assumes that you have satisfied the requirements for eligibility for these products.

   YOU SHOULD BE AWARE THAT TAX FAVORED PLANS SUCH AS IRAS GENERALLY PROVIDE TAX DEFERRAL REGARDLESS WHETHER THEY INVEST IN ANNUITY CONTRACTS. THIS MEANS THAT WHEN A TAX FAVORED PLAN INVESTS IN AN ANNUITY CONTRACT, IT GENERALLY DOES NOT RESULT IN ANY ADDITIONAL TAX DEFERRAL BENEFITS.

TYPES OF TAX FAVORED PLANS

   IRAs If you buy a contract for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" on page 54 contains information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the contract by notifying us in writing, and we will refund all of the purchase payments under the contract (or, if provided by applicable state law, the amount credited under the contract, calculated as of the date that we receive this cancellation notice, if greater) less any applicable federal and state income tax withholding.

   Contributions Limits/Rollovers: Because of the way the contract is designed, you may only purchase a contract for an IRA in connection with a "rollover" of amounts from a qualified retirement plan or transfer from another IRA. You must make a minimum initial payment of $10,000 to purchase a contract. This minimum is greater than the maximum amount of any annual contribution allowed by law that you may make

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

to an IRA. For 2003 and 2004 the limit is $3,000; increasing in 2005 to 2007, to $4,000; and for 2008, $5,000. After 2008 the contribution amount will be indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above. These taxpayers will be permitted to contribute an additional $500 in years 2003 to 2005 and an additional $1,000 in 2006 and years thereafter.). The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy the contract, you can make regular IRA contributions under the contract (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA.

   Required Provisions: Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

- You, as owner of the contract, must be the "annuitant" under the contract (except in certain cases involving the division of property under a decree of divorce);

-  Your rights as owner are non-forfeitable;

-  You cannot sell, assign or pledge the contract, other than to Pruco Life;

- The annual premium you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);

- The date on which annuity payments must begin cannot be later than the April 1st of the calendar year after the calendar year you turn age 70 1/2; and

- Death and annuity payments must meet "minimum distribution requirements" (described below).

   Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

-  A 10% "early distribution penalty" (described below);

- Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or

-  Failure to take a minimum distribution (also generally described below).

   ROTH IRAs Congress amended the Code in 1997 to add a new Section 408A, creating the "Roth IRA" as a new type of individual retirement plan. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

-  Contributions to a Roth IRA cannot be deducted from your gross income;

- "Qualified distributions" (generally, held for 5 tax years and payable on account of death, disability, attainment of age 59 1/2, or first time-homebuyer) from Roth IRAs are excludable from your gross income; and

- If eligible, you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

   Because the contract's minimum initial payment of $10,000 is greater than the maximum annual contribution permitted to be made to a Roth IRA, you may purchase a contract as a Roth IRA only in connection with a "rollover" or "conversion" of the proceeds of another traditional IRA, conduit IRA, SEP, SIMPLE-IRA, or Roth IRA. The Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000), and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. This

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        8:


TAX CONSIDERATIONS ASSOCIATED WITH THE STRATEGIC PARTNERS PLUS CONTRACT
CONTINUED
--------------------------------------------------------------------------------

conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once the contract has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law.

MINIMUM DISTRIBUTION REQUIREMENTS AND PAYMENT OPTION

If you hold the contract under an IRA (or other tax-favored plan), IRS minimum distribution requirements must be satisfied. This means that payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount, including a new method permitted under IRS rules released in January 2001. More information on the mechanics of this calculation is available on request. Please contact us a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% IRS penalty tax on the amount of any minimum distribution not made in a timely manner.

   You can use the Minimum Distribution option to satisfy the IRS minimum distribution requirements for this contract without either beginning annuity payments or surrendering the contract. We will send you a check for this minimum distribution amount, less any other partial withdrawals that you made during the year. Please note that the Minimum Distribution option may need to be modified to satisfy recently announced changes in IRS rules.

PENALTY FOR EARLY WITHDRAWALS

You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, SIMPLE-IRA (which may increase to 25%), Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. There are only limited exceptions to this tax, and you should consult your tax adviser for further details.

WITHHOLDING

Unless a distribution is an eligible rollover distribution that is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above) SEP, 457 government plan or TDA, we will withhold at the rate of 20%. This 20% withholding does not apply to distributions from IRAs and Roth IRAs. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

- For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions; and

-  For all other distributions, we will withhold at a 10% rate.

   We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes.

ERISA DISCLOSURE/REQUIREMENTS

ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevents a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract.

   Information about any applicable fees, charges, discounts, penalties or adjustments may be found under

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

"What are the Expenses Associated with the Strategic Partners Plus Contract" starting on page 41.

   Information about sales representatives and commissions may be found under "Other Information" and "Sale and Distribution of the Contract" on page 52.

   In addition, other relevant information required by the exemptions is contained in the contract and accompanying documentation. Please consult your tax advisor if you have any additional questions.

SPOUSAL CONSENT RULES FOR RETIREMENT PLANS--QUALIFIED CONTRACTS

If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

   Defined Benefit Plans, Money Purchase Pension Plans, and ERISA 403(b) Annuities. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" ("QJSA"), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a death benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" ("QPSA"). If the plan pays death benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the death benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

   Defined Contribution Plans (including 401(k) Plans). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire death benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

   IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution is not required. Upon your death, any death benefit will be paid to your designated beneficiary.

ADDITIONAL INFORMATION

For additional information about federal tax law requirements applicable to tax favored plans, see the "IRA Disclosure Statement" on page 54.

                                                                              51
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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

        9:

OTHER

        INFORMATION
--------------------------------------------------------------------------------

PRUCO LIFE INSURANCE COMPANY

Pruco Life Insurance Company (Pruco Life) is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York.

   Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. As Pruco Life's ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life and Prudential. However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life may owe under the contract.

THE SEPARATE ACCOUNT

We have established a separate account, the Pruco Life Flexible Premium Variable Annuity Account (the "separate account"), to hold the assets that are associated with the contracts. The separate account was established under Arizona law on June 16, 1995, and is registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the separate account are held in the name of Pruco Life and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. More detailed information about Pruco Life, including its audited financial statements, appears in the Statement of Additional Information.

SALE AND DISTRIBUTION OF THE CONTRACT

Prudential Investment Management Services LLC (PIMS), 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the contracts. PIMS is an indirect wholly-owned subsidiary of Prudential Financial, Inc. and is a limited liability corporation organized under Delaware law in 1996. It is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.

   We pay the broker-dealer whose registered representatives sell the contract either:

-  a commission of up to 8% of your purchase payments; or

- a combination of a commission on purchase payments and a "trail" commission -- which is a commission determined as a percentage of your contract value that is paid periodically over the life of your contract.

The commission amount quoted above is the maximum amount which is paid. In most circumstances, the registered representative who sold the contract will receive significantly less. We will generally pay less compensation with respect to contracts issued to customers over 80 years old.

   From time to time, Prudential or its affiliates may offer and pay non-cash compensation to registered representatives who sell the contract. For example, Prudential or an affiliate may pay for a training and education meeting that is attended by registered representatives of both Prudential-affiliated broker-dealers and independent broker-dealers. Prudential and its affiliates retain discretion as to which broker-dealers to offer non-cash (and cash) compensation arrangements, and will comply with NASD rules and other pertinent laws in making such offers and payments. Our payment of cash or non-cash compensation in connection with sales of the contract does not result directly in any additional charge to you.

LITIGATION

We are subject to legal and regulatory actions in the ordinary course of our business, including class action lawsuits. Pending legal and regulatory actions include proceedings that are specific to us and proceedings generally applicable to the businesses in which we operate. We are also subject to litigation arising out of our general business activities, such as our investments and third party contracts. In certain of these matters,

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

   We have been subject to substantial regulatory actions and civil litigation, including class actions, involving individual life insurance sales practices from 1982 through 1995. As of January 31, 2003, Pruco Life has resolved those regulatory actions, its sales practices class action litigation and all of the individual sales practices actions filed by policyholders who "opted out" of the sales practices class action. Prudential has indemnified Pruco Life for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

   Pruco Life's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Pruco Life in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on Pruco Life's financial position.

ASSIGNMENT

You can assign the contract at any time during your lifetime. If you do so, we will reset the death benefit to equal the contract value on the date the assignment occurs. For details, see "What is the Death Benefit," on page 34. We will not be bound by the assignment until we receive written notice. We will not be liable for any payment or other action we take in accordance with the contract if that action occurs before we receive notice of the assignment. An assignment, like any other change in ownership, may trigger a taxable event.

   If the contract is issued under a qualified plan, there may be limitations on your ability to assign the contract. For further information please speak to your representative.

FINANCIAL STATEMENTS

The financial statements of the separate account and Pruco Life, the co-issuer of the Strategic Partners Plus contract, are included in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

Contents:

-  Company

-  Experts

-  Principal Underwriter

-  Allocation of Initial Purchase Payment

-  Determination of Accumulation Unit Values

-  Performance Information

-  Comparative Performance Information and Advertising

-  Federal Tax Status

-  State Specific Variations

-  Directors and Officers

-  Financial Statements

HOUSEHOLDING

To reduce costs, we now send only a single copy of prospectuses and shareholder reports to each consenting household, in lieu of sending a copy to each contractholder that resides in the household. If you are a member of such a household, you should be aware that you can revoke your consent to householding at any time, and begin to receive your own copy of prospectuses and shareholder reports, by calling 1-877-778-5008.

                                                                              53
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STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

IRA DISCLOSURE STATEMENT
--------------------------------------------------------------------------------

This statement is designed to help you understand the requirements of federal tax law which apply to your individual retirement annuity (IRA), your Roth IRA, your simplified employee pension IRA (SEP) for employer contributions, your Savings Incentive Match Plan for Employees (SIMPLE) IRA, or to one you purchase for your spouse. You can obtain more information regarding your IRA either from your sales representative or from any district office of the Internal Revenue Service. Those are federal tax law rules; state tax laws may vary.

FREE LOOK PERIOD

The annuity contract offered by this prospectus gives you the opportunity to return the contract for a refund (less any applicable federal and state income tax withholding) within 10 days (or whatever period is required by applicable state law) after it is delivered. The amount of the refund is dictated by state law. This is a more liberal provision than is required in connection with IRAs. To exercise this "free-look" provision, return the contract to the representative who sold it to you or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus.

ELIGIBILITY REQUIREMENTS

IRAs are intended for all persons with earned compensation whether or not they are covered under other retirement programs. Additionally, if you have a non-working spouse (and you file a joint tax return), you may establish an IRA on behalf of your non-working spouse. A working spouse may establish his or her own IRA. A divorced spouse receiving taxable alimony (and no other income) may also establish an IRA.

CONTRIBUTIONS AND DEDUCTIONS

Contributions to your IRA will be deductible if you are not an "active participant" in an employer maintained qualified retirement plan or you have "Adjusted Gross Income" (as defined under Federal tax laws) which does not exceed the "applicable dollar limit." IRA (or SEP) contributions must be made by no later than the time you file your income tax return for that year. For a single taxpayer, the applicable dollar limitation is $40,000 in 2003, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $40,000 -- $50,000. For married couples filing jointly, the applicable dollar limitation is $60,000, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $60,000 -- $70,000. There is no deduction allowed for IRA contributions when Adjusted Gross Income reaches $50,000 for individuals and $70,000 for married couples filing jointly. Income limits are scheduled to increase until 2006 for single taxpayers and 2007 for married taxpayers.

   Contributions made by your employer to your SEP are excludable from your gross income for tax purposes in the calendar year for which the amount is contributed. Certain employees who participate in a SEP will be entitled to elect to have their employer make contributions to their SEP on their behalf or to receive the contributions in cash. If the employee elects to have contributions made on the employee's behalf to the SEP, those funds are not treated as current taxable income to the employee. Elective deferrals under a SEP are limited to $12,000 in 2003, with a permitted catch-up contribution of $2,000 for individuals age 50 and above. Contribution limits and catch-up contribution limits are scheduled to increase through 2006 and are indexed for inflation thereafter. Salary-reduction SEPs (also called "SARSEPs") are available only if at least 50% of the employees elect to have amounts contributed to the SARSEP and if the employer has 25 or fewer employees at all times during the preceding year. New SARSEPs may not be established after 1996.

   The IRA maximum annual contribution and your tax deduction is limited to the lesser of: (1) the maximum amount allowed by law, including catch-up contributions if applicable, or (2) 100% of your earned compensation. Contributions in excess of the deduction limits may be subject to penalty. See below.

   Under a SEP agreement, the maximum annual contribution which your employer may make on your behalf to a SEP contract that is excludable from your income is the lesser of 25% of your salary or $40,000 in 2003. An employee who is a participant in a SEP agreement may make after-tax contributions to the SEP

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                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

contract, subject to the contribution limits applicable to IRAs in general. Those employee contributions will be deductible subject to the deductibility rules described above.

   The maximum tax deductible annual contribution that a divorced spouse with no other income may make to an IRA is the lesser of (1) the maximum amount allowed by law, including catch-up contributions if applicable or (2) 100% of taxable alimony.

   If you or your employer should contribute more than the maximum contribution amount to your IRA or SEP, the excess amount will be considered an "excess contribution." You are permitted to withdraw an excess contribution from your IRA or SEP before your tax filing date without adverse tax consequences. If, however, you fail to withdraw any such excess contribution before your tax filing date, a 6% excise tax will be imposed on the excess for the tax year of contribution.

   Once the 6% excise tax has been imposed, an additional 6% penalty for the following tax year can be avoided if the excess is (1) withdrawn before the end of the following year, or (2) treated as a current contribution for the following year. (See Premature Distributions, page 56, for penalties imposed on withdrawal when the contribution exceeds the maximum amount allowed by law, including catch-up contributions if applicable.)

IRA FOR NON-WORKING SPOUSE

If you establish an IRA for yourself, you may also be eligible to establish an IRA for your "non-working" spouse. In order to be eligible to establish such a spousal IRA, you must file a joint tax return with your spouse and, if your non-working spouse has compensation, his/her compensation must be less than your compensation for the year. Contributions of up to the maximum amount allowed by law, including catch-up contributions if applicable, may be made to your IRA and the spousal IRA if the combined compensation of you and your spouse is at least equal to the amount contributed. If requirements for deductibility (including income levels) are met, you will be able to deduct an amount equal to the least of (i) the amount contributed to the IRAs; (ii) twice the maximum amount allowed by law, including catch-up contributions if applicable; or (iii) 100% of your combined gross income.

   Contributions in excess of the contribution limits may be subject to penalty. See above under "Contributions and Deductions." If you contribute more than the allowable amount, the excess portion will be considered an excess contribution. The rules for correcting it are the same as discussed above for regular IRAs.

   Other than the items mentioned in this section, all of the requirements generally applicable to IRAs are also applicable to IRAs established for non-working spouses.

ROLLOVER CONTRIBUTION

Once every year, you are permitted to withdraw any portion of the value of your IRA or SEP and reinvest it in another IRA or bond. Withdrawals may also be made from other IRAs and contributed to this contract. This transfer of funds from one IRA to another is called a "rollover" IRA. To qualify as a rollover contribution, the entire portion of the withdrawal must be reinvested in another IRA within 60 days after the date it is received. You will not be allowed a tax-deduction for the amount of any rollover contribution.

   A similar type of rollover to an IRA can be made with the proceeds of a qualified distribution from a qualified retirement plan or tax-sheltered annuity. Properly made, such a distribution will not be taxable until you receive payments from the IRA created with it. You may later roll over such a contribution to another qualified retirement plan. As long as you have not mixed it with IRA (or SEP) contributions, you can retain favorable tax treatment permitted you on distributions from a qualified retirement plan, if you later rollover to a qualified retirement plan. (You may roll less than all of a qualified distribution into an IRA, but any part of it not rolled over will be currently includable in your income without any capital gains treatment.) Funds can be rolled over from an IRA or SEP to another IRA or SEP or to another qualified retirement plan or 457 government plan.

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

IRA DISCLOSURE STATEMENT CONTINUED
--------------------------------------------------------------------------------

DISTRIBUTIONS

(a) PREMATURE DISTRIBUTIONS

At no time can your interest in your IRA or SEP be forfeited. To insure that your contributions will be used for retirement, the federal tax law does not permit you to use your IRA or SEP as security for a loan. Furthermore, as a general rule, you may not sell or assign your interest in your IRA or SEP to anyone. Use of an IRA (or SEP) as security or assignment of it to another will invalidate the entire annuity. It then will be includable in your income in the year it is invalidated and will be subject to a 10% tax penalty if you are not at least age 59 1/2 or totally disabled. (You may, however, assign your IRA or SEP without penalty to your former spouse in accordance with the terms of a divorce decree.)

   You may surrender any portion of the value of your IRA (or SEP). In the case of a partial surrender which does not qualify as a rollover, the amount withdrawn will be includable in your income and subject to the 10% penalty if you are not at least age 59 1/2 or totally disabled unless you comply with special rules requiring distributions to be made at least annually over your life expectancy.

   The 10% tax penalty does not apply to the withdrawal of an excess contribution as long as the excess is withdrawn before the due date of your tax return. Withdrawals of excess contributions after the due date of your tax return will generally be subject to the 10% penalty unless the excess contribution results from erroneous information from a plan trustee making an excess rollover contribution or unless you are over age 59 1/2 or are disabled.

(b) DISTRIBUTION AFTER AGE 59 1/2

Once you have attained age 59 1/2 (or have become totally disabled), you may elect to receive a distribution of your IRA (or SEP) regardless of when you actually retire. In addition, you must commence distributions from your IRA by April 1 following the year you attain age 70 1/2. You may elect to receive the distribution under any one of the periodic payment options available under the contract. The distributions from your IRA under any one of the period payment options or in one sum will be treated as ordinary income as you receive them to the degree that you have made deductible contributions. If you have made both deductible and nondeductible contributions, the portion of the distribution attributable to the nondeductible contribution will be tax-free.

(c) INADEQUATE DISTRIBUTIONS -- 50% TAX

Your IRA or SEP is intended to provide retirement benefits over your lifetime. Thus, federal tax law requires that you either (1) receive a lump-sum distribution of your IRA by April 1 of the year following the year in which you attain age 70 1/2 or (2) start to receive periodic payments by that date. If you elect to receive periodic payments, those payments must be sufficient to pay out the entire value of your IRA during your life expectancy (or over the joint life expectancies of you and your spouse/beneficiary). The calculation method is revised under the IRS regulations for distributions beginning in 2003. If the payments are not sufficient to meet these requirements, an excise tax of 50% will be imposed on the amount of any underpayment.

(d) DEATH BENEFITS

If you (or your surviving spouse) die before receiving the entire value of your IRA (or SEP), the remaining interest must be distributed to your beneficiary (or your surviving spouse's beneficiary) in one lump-sum by December 31st of the fifth year after your (or your surviving spouse's) death, or applied to purchase an immediate annuity for the beneficiary. This annuity must be payable over the life expectancy of the beneficiary beginning by December 31st of the year following the year after your or your spouse's death. If your spouse is the designated beneficiary, he or she is treated as the owner of the IRA. If minimum required distributions have begun, and no designated beneficiary is identified by December 31st of the year following the year of death, the entire amount must be distributed based on the life expectancy of the owner using the owner's age prior to death. A distribution of the balance of your IRA upon your death will not be considered a

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

gift for federal tax purposes, but will be included in your gross estate for purposes of federal estate taxes.

ROTH IRAS

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Contributions may be made to a Roth IRA by taxpayers with adjusted gross incomes of less than $160,000 for married individuals filing jointly and less than $110,000 for single individuals. Married individuals filing separately are not eligible to contribute to a Roth IRA. The maximum amount of contributions allowable for any taxable year to all IRAs maintained by an individual is generally the lesser of the maximum amount allowed by law and 100% of compensation for that year (the lesser of the maximum amount allowed by law is phased out for incomes between $150,000 and $160,000 for married and between $95,000 and $110,000 for singles). The contribution limit is reduced by the amount of any contributions made to a traditional IRA. Contributions to a Roth IRA are not deductible.

   For taxpayers with adjusted gross income of $100,000 or less, all or part of amounts in a traditional IRA may be converted, transferred or rolled over to a Roth IRA. Some or all of the IRA value will typically be includable in the taxpayer's gross income. Provided a rollover contribution meets the requirements of IRAs under Section 408(d)(3) of the Code, a rollover may be made from a Roth IRA to another Roth IRA.

   UNDER SOME CIRCUMSTANCES, IT MAY NOT BE ADVISABLE TO ROLL OVER, TRANSFER OR CONVERT ALL OR PART OF A TRADITIONAL IRA TO A ROTH IRA. PERSONS CONSIDERING A ROLLOVER, TRANSFER OR CONVERSION SHOULD CONSULT THEIR OWN TAX ADVISOR.

   "Qualified distributions" from a Roth IRA are excludable from gross income. A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2;
(b) after the owner's death; (c) due to the owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings, and taxed generally in the same manner as distributions from a traditional IRA.

   Distributions from a Roth IRA need not commence at age 70 1/2. However, if the owner dies before the entire interest in a Roth IRA is distributed, any remaining interest in the contract must be distributed by December 31 of the calendar year containing the fifth anniversary of the owner's death subject to certain exceptions.

REPORTING TO THE IRS

Whenever you are liable for one of the penalty taxes discussed above (6% for excess contributions, 10% for premature distributions or 50% for underpayments), you must file Form 5329 with the Internal Revenue Service. The form is to be attached to your federal income tax return for the tax year in which the penalty applies. Normal contributions and distributions must be shown on your income tax return for the year to which they relate. Beginning in January 2004, if you were at least 70 1/2 at the end of the prior year, we will indicate to you and to the IRS, on Form 5498, that your account is subject to minimum required distributions.

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

         APPENDIX

ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------

As we have indicated throughout this prospectus, the Strategic Partners Plus Variable Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each combination of such Contract features. Here we depict the historical unit values corresponding to the contract features bearing the highest and lowest combinations of asset-based charges during the periods May 7, 2001 to December 31, 2001 and January 1, 2002 to December 31, 2002. From May 7, 2001 to February 3, 2002, the highest combination of asset-based charges amounted to 1.70%. From February 4, 2002 to December 31, 2002 the highest combination of asset-based charges amounted to 1.80%. The lowest combination of asset-based charges for all these periods amounted to 1.40%. The following table reflect data for each version of the contract. In the Statement of Additional Information, we set out historical unit values corresponding to the other combinations of asset-based charges available during those prior periods. You can obtain a copy of the Statement of Additional Information without charge, by calling (888) PRU-2888 or by writing to us at Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, PA 19101.

ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES: AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.40)*
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
JENNISON PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99430                      $0.86988                          33,208
         1/1/2002 to 12/31/2002                 $0.86988                      $0.59236                          41,596
         2/4/2002*** to 12/31/2002              $0.97701                      $0.70649                               0
PRUDENTIAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002** to 12/31/2002               $0.97750                      $0.78176                               0
PRUDENTIAL GLOBAL PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99996                      $0.83992                               0
         1/1/2002 to 12/31/2002                 $0.83992                      $0.62009                               0
         2/4/2002*** to 12/31/2002              $0.98632                      $0.76666                               0
PRUDENTIAL MONEY MARKET PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $1.00009                      $1.01253                               0
         1/1/2002 to 12/31/2002                 $1.01253                      $1.01372                               0
         2/4/2002*** to 12/31/2002              $1.00003                      $1.00082                         188,201
PRUDENTIAL STOCK INDEX PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99726                      $0.90493                               0
         1/1/2002 to 12/31/2002                 $0.90493                      $0.69437                               0
         2/4/2002*** to 12/31/2002              $0.97534                      $0.78517                               0
PRUDENTIAL VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002** to 12/31/2002               $0.97746                      $0.79350                               0
SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99881                      $0.87109                               0
         1/1/2002 to 12/31/2002                 $0.87109                      $0.66866                               0
         2/4/2002*** to 12/31/2002              $0.98198                      $0.80240                               0
SP AIM AGGRESSIVE GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99724                      $0.87500                               0
         1/1/2002 to 12/31/2002                 $0.87500                      $0.68204                               0
         2/4/2002*** to 12/31/2002              $0.97611                      $0.80273                               0
SP AIM CORE EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99084                      $0.84109                               0
         1/1/2002 to 12/31/2002                 $0.84109                      $0.70328                               0
         2/4/2002*** to 12/31/2002              $0.98416                      $0.85696                               0
SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99509                      $0.88230                          27,876
         1/1/2002 to 12/31/2002                 $0.88230                      $0.59865                          31,466
         2/4/2002*** to 12/31/2002              $0.96941                      $0.72083                               0

  * Base Death Benefit
 ** Commencement of Business
*** Version of Contract First Offered on 2/4/2002                               THIS CHART CONTINUES ON THE NEXT PAGE


                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

--------------------------------------------------------------------------------

ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.40)*
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
SP ALLIANCE TECHNOLOGY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.98559                      $0.81297                               0
         1/1/2002 to 12/31/2002                 $0.81297                      $0.47030                               0
         2/4/2002*** to 12/31/2002              $0.97074                      $0.60245                               0
SP BALANCED ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99892                      $0.94964                               0
         1/1/2002 to 12/31/2002                 $0.94964                      $0.82711                           5,464
         2/4/2002*** to 12/31/2002              $0.98743                      $0.89088                               0
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99796                      $0.98458                               0
         1/1/2002 to 12/31/2002                 $0.98458                      $0.91397                               0
         2/4/2002*** to 12/31/2002              $0.99058                      $0.93899                          74,336
SP DAVIS VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99791                      $0.92029                          39,934
         1/1/2002 to 12/31/2002                 $0.92029                      $0.76511                          46,013
         2/4/2002*** to 12/31/2002              $0.97224                      $0.86688                               0
SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $1.00228                      $0.84741                               0
         1/1/2002 to 12/31/2002                 $0.84741                      $0.69226                               0
         2/4/2002*** to 12/31/2002              $0.99846                      $0.85393                               0
SP GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99886                      $0.90967                           8,484
         1/1/2002 to 12/31/2002                 $0.90967                      $0.74223                          17,415
         2/4/2002*** to 12/31/2002              $0.98366                      $0.84346                               0
SP INVESCO SMALL COMPANY GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99727                      $0.92677                           3,587
         1/1/2002 to 12/31/2002                 $0.92677                      $0.63744                           1,942
         2/4/2002*** to 12/31/2002              $0.97561                      $0.72521                               0
SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $1.00272                      $0.74788                           1,091
         1/1/2002 to 12/31/2002                 $0.74788                      $0.57108                               0
         2/4/2002*** to 12/31/2002              $0.99603                      $0.80285                               0
SP LARGE CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99702                      $0.92388                               0
         1/1/2002 to 12/31/2002                 $0.92388                      $0.76199                               0
         2/4/2002*** to 12/31/2002              $0.97731                      $0.83825                               0

  * Base Death Benefit
 ** Commencement of Business
*** Version of Contract First Offered on 2/4/2002                               THIS CHART CONTINUES ON THE NEXT PAGE

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

--------------------------------------------------------------------------------

ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.40)*
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99530                      $0.81060                               0
         1/1/2002 to 12/31/2002                 $0.81060                      $0.57009                               0
         2/4/2002*** to 12/31/2002              $0.96821                      $0.74461                               0
SP MID CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99348                      $0.81540                           7,562
         1/1/2002 to 12/31/2002                 $0.81540                      $0.43161                           6,516
         2/4/2002*** to 12/31/2002              $0.95936                      $0.58443                               0
SP PIMCO HIGH YIELD PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99996                      $1.01397                           1,054
         1/1/2002 to 12/31/2002                 $1.01397                      $1.00143                           1,615
         2/4/2002*** to 12/31/2002              $0.99887                      $0.98184                               0
SP PIMCO TOTAL RETURN PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99996                      $1.04110                          24,059
         1/1/2002 to 12/31/2002                 $1.04110                      $1.12328                          29,690
         2/4/2002*** to 12/31/2002              $1.00358                      $1.06613                               0
SP PRUDENTIAL US EMERGING GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99484                      $0.87416                          15,458
         1/1/2002 to 12/31/2002                 $0.87416                      $0.58550                          19,001
         2/4/2002*** to 12/31/2002              $0.96873                      $0.71988                               0
SP SMALL/MID CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $1.00085                      $1.00289                          25,060
         1/1/2002 to 12/31/2002                 $1.00289                      $0.84681                          29,602
         2/4/2002*** to 12/31/2002              $0.98396                      $0.84988                               0
SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99482                      $0.85719                               0
         1/1/2002 to 12/31/2002                 $0.85719                      $0.63181                               0
         2/4/2002*** to 12/31/2002              $0.97345                      $0.77240                               0
EVERGREEN VA BLUE CHIP FUND
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99628                      $0.90859                               0
         1/1/2002 to 12/31/2002                 $0.90859                      $0.69853                               0
         2/4/2002*** to 12/31/2002              $0.97928                      $0.78660                               0
EVERGREEN VA CAPITAL GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99866                      $0.90811                           7,690
         1/1/2002 to 12/31/2002                 $0.90811                      $0.69391                           7,210
         2/4/2002*** to 12/31/2002              $0.98641                      $0.80397                               0

  * Base Death Benefit
 ** commencement of Business
*** Version of Contract First Offered on 2/4/2002                               THIS CHART CONTINUES ON THE NEXT PAGE

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

--------------------------------------------------------------------------------

ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.40)*
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
EVERGREEN VA FOUNDATION FUND
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99781                      $0.95089                          19,363
         1/1/2002 to 12/31/2002                 $0.95089                      $0.84711                           6,679
         2/4/2002*** to 12/31/2002              $0.98745                      $0.90443                               0
EVERGREEN VA GLOBAL LEADERS FUND
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $1.00219                      $0.91709                               0
         1/1/2002 to 12/31/2002                 $0.91709                      $0.72115                               0
         2/4/2002*** to 12/31/2002              $0.98750                      $0.80678                               0
EVERGREEN VA GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99162                      $0.98597                               0
         1/1/2002 to 12/31/2002                 $0.98597                      $0.71064                               0
         2/4/2002*** to 12/31/2002              $0.97334                      $0.73715                               0
EVERGREEN VA MASTERS FUND
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99617                      $0.87356                               0
         1/1/2002 to 12/31/2002                 $0.87356                      $0.63230                               0
         2/4/2002*** to 12/31/2002              $0.97189                      $0.75546                               0
EVERGREEN VA OMEGA FUND
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99424                      $0.91152                           3,859
         1/1/2002 to 12/31/2002                 $0.91152                      $0.67078                           3,618
         2/4/2002*** to 12/31/2002              $0.97492                      $0.75981                               0
EVERGREEN VA SMALL CAP VALUE FUND
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99754                      $1.09268                           3,551
         1/1/2002 to 12/31/2002                 $1.09268                      $0.94182                           3,331
         2/4/2002*** to 12/31/2002              $0.98336                      $0.85553                               0
JANUS ASPEN SERIES--GROWTH PORTFOLIO SERVICE SHARES
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99357                      $0.78373                               0
         1/1/2002 to 12/31/2002                 $0.78373                      $0.56640                               0
         2/4/2002*** to 12/31/2002              $0.97419                      $0.74968                               0

  * Base Death Benefit
 ** Commencement of Business
*** Version of Contract First Offered on 2/4/2002

ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES: AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.70)*
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
JENNISON PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99429                      $0.86817                               0
         1/1/2002 to 12/31/2002                 $0.86817                      $0.58941                               0
         2/4/2002*** to 12/31/2002              $0.97698                      $0.70460                               0
PRUDENTIAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002** to 12/31/2002               $0.97747                      $0.77957                               0
PRUDENTIAL GLOBAL PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99995                      $0.83831                               0
         1/1/2002 to 12/31/2002                 $0.83831                      $0.61700                               0
         2/4/2002*** to 12/31/2002              $0.98629                      $0.76460                               0
PRUDENTIAL MONEY MARKET PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $1.00008                      $1.01067                               0
         1/1/2002 to 12/31/2002                 $1.01067                      $1.00895                               0
         2/4/2002*** to 12/31/2002              $1.00001                      $0.99820                               0
PRUDENTIAL STOCK INDEX PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99725                      $0.90315                               0
         1/1/2002 to 12/31/2002                 $0.90315                      $0.69098                               0
         2/4/2002*** to 12/31/2002              $0.97531                      $0.78297                           2,452
PRUDENTIAL VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002** to 12/31/2002               $0.97743                      $0.79137                               0
SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99880                      $0.86938                               0
         1/1/2002 to 12/31/2002                 $0.86938                      $0.66539                         178,856
         2/4/2002*** to 12/31/2002              $0.98196                      $0.80023                               0
SP AIM AGGRESSIVE GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99723                      $0.87323                               0
         1/1/2002 to 12/31/2002                 $0.87323                      $0.67877                          20,452
         2/4/2002*** to 12/31/2002              $0.97609                      $0.80046                               0
SP AIM CORE EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99083                      $0.83939                               0
         1/1/2002 to 12/31/2002                 $0.83939                      $0.69981                               0
         2/4/2002*** to 12/31/2002              $0.98414                      $0.85470                               0
SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99508                      $0.88053                               0
         1/1/2002 to 12/31/2002                 $0.88053                      $0.59579                          24,791
         2/4/2002*** to 12/31/2002              $0.96938                      $0.71891                               0

  * GMDB Greater of Roll up or Step-up, and GMDB Roll up or Step-up and Contract with Credit
 ** Commencement of Business
*** Version of Contract First Offered on 2/4/2002                               THIS CHART CONTINUES ON THE NEXT PAGE

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

--------------------------------------------------------------------------------

ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.70)*
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
SP ALLIANCE TECHNOLOGY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.98559                      $0.81140                               0
         1/1/2002 to 12/31/2002                 $0.81140                      $0.46806                          13,766
         2/4/2002*** to 12/31/2002              $0.97072                      $0.60084                               0
SP BALANCED ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99891                      $0.94775                               0
         1/1/2002 to 12/31/2002                 $0.94775                      $0.82314                          69,864
         2/4/2002*** to 12/31/2002              $0.98740                      $0.88845                           3,380
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99796                      $0.98256                               0
         1/1/2002 to 12/31/2002                 $0.98256                      $0.90928                               0
         2/4/2002*** to 12/31/2002              $0.99055                      $0.93640                               0
SP DAVIS VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99791                      $0.91853                               0
         1/1/2002 to 12/31/2002                 $0.91853                      $0.76141                          20,303
         2/4/2002*** to 12/31/2002              $0.97221                      $0.86447                           6,850
SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $1.00227                      $0.84580                               0
         1/1/2002 to 12/31/2002                 $0.84580                      $0.68883                          13,608
         2/4/2002*** to 12/31/2002              $0.99844                      $0.85162                           2,230
SP GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99885                      $0.90794                          23,834
         1/1/2002 to 12/31/2002                 $0.90794                      $0.73863                         237,971
         2/4/2002*** to 12/31/2002              $0.98363                      $0.84121                         123,935
SP INVESCO SMALL COMPANY GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99726                      $0.92502                               0
         1/1/2002 to 12/31/2002                 $0.92502                      $0.63434                           1,575
         2/4/2002*** to 12/31/2002              $0.97558                      $0.72319                               0
SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $1.00272                      $0.74646                               0
         1/1/2002 to 12/31/2002                 $0.74646                      $0.56836                               0
         2/4/2002*** to 12/31/2002              $0.99601                      $0.80064                               0
SP LARGE CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99701                      $0.92210                               0
         1/1/2002 to 12/31/2002                 $0.92210                      $0.75821                               0
         2/4/2002*** to 12/31/2002              $0.97728                      $0.83592                           3,474

  * GMDB Greater of Roll up or Step-up, and GMDB Roll up or Step-up and Contract with Credit
 ** Commencement of Business
*** Version of Contract First Offered on 2/4/2002                      THIS CHART CONTINUES ON THE NEXT PAGE

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.70)*
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99529                      $0.80894                               0
         1/1/2002 to 12/31/2002                 $0.80894                      $0.56730                          16,685
         2/4/2002*** to 12/31/2002              $0.96819                      $0.74266                               0
SP MID CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99347                      $0.81381                               0
         1/1/2002 to 12/31/2002                 $0.81381                      $0.42951                          16,150
         2/4/2002*** to 12/31/2002              $0.95934                      $0.58278                           3,125
SP PIMCO HIGH YIELD PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99995                      $1.01191                               0
         1/1/2002 to 12/31/2002                 $1.01191                      $0.99642                               0
         2/4/2002*** to 12/31/2002              $0.99885                      $0.97913                           2,188
SP PIMCO TOTAL RETURN PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99995                      $1.03903                               0
         1/1/2002 to 12/31/2002                 $1.03903                      $1.11761                               0
         2/4/2002*** to 12/31/2002              $1.00355                      $1.06315                           8,021
SP PRUDENTIAL US EMERGING GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99483                      $0.87246                               0
         1/1/2002 to 12/31/2002                 $0.87246                      $0.58271                               0
         2/4/2002*** to 12/31/2002              $0.96871                      $0.71792                               0
SP SMALL/MID CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $1.00084                      $1.00087                               0
         1/1/2002 to 12/31/2002                 $1.00087                      $0.84255                           7,358
         2/4/2002*** to 12/31/2002              $0.98393                      $0.84758                               0
SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99481                      $0.85553                               0
         1/1/2002 to 12/31/2002                 $0.85553                      $0.62875                               0
         2/4/2002*** to 12/31/2002              $0.97342                      $0.77024                               0
EVERGREEN VA BLUE CHIP FUND
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99627                      $0.90677                               0
         1/1/2002 to 12/31/2002                 $0.90677                      $0.69499                               0
         2/4/2002*** to 12/31/2002              $0.97926                      $0.78443                               0
EVERGREEN VA CAPITAL GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99865                      $0.90641                               0
         1/1/2002 to 12/31/2002                 $0.90641                      $0.69059                               0
         2/4/2002*** to 12/31/2002              $0.98639                      $0.80182                               0

  * GMDB Greater of Roll up or Step-up, and GMDB Roll up or Step-up and Contract with Credit
 ** Commencement of Business
*** Version of Contract First Offered on 2/4/2002                      THIS CHART CONTINUES ON THE NEXT PAGE

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

--------------------------------------------------------------------------------

ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.70)*
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
EVERGREEN VA FOUNDATION FUND
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99780                      $0.94909                               0
         1/1/2002 to 12/31/2002                 $0.94909                      $0.84305                               0
         2/4/2002*** to 12/31/2002              $0.98743                      $0.90199                               0
EVERGREEN VA GLOBAL LEADERS FUND
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $1.00218                      $0.91535                               0
         1/1/2002 to 12/31/2002                 $0.91535                      $0.71767                               0
         2/4/2002*** to 12/31/2002              $0.98747                      $0.80474                           5,512
EVERGREEN VA GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99161                      $0.98408                               0
         1/1/2002 to 12/31/2002                 $0.98408                      $0.70725                               0
         2/4/2002*** to 12/31/2002              $0.97332                      $0.73505                           4,531
EVERGREEN VA MASTERS FUND
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99617                      $0.87193                               0
         1/1/2002 to 12/31/2002                 $0.87193                      $0.62923                               0
         2/4/2002*** to 12/31/2002              $0.97187                      $0.75351                               0
EVERGREEN VA OMEGA FUND
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99423                      $0.90978                               0
         1/1/2002 to 12/31/2002                 $0.90978                      $0.66749                               0
         2/4/2002*** to 12/31/2002              $0.97490                      $0.75780                           4,495
EVERGREEN VA SMALL CAP VALUE FUND
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99753                      $1.09055                               0
         1/1/2002 to 12/31/2002                 $1.09055                      $0.93724                           1,060
         2/4/2002*** to 12/31/2002              $0.98334                      $0.85320                          15,788
JANUS ASPEN SERIES--GROWTH PORTFOLIO SERVICE SHARES
---------------------------------------------------------------------------------------------------------------------------------
         5/7/2001** to 12/31/2001               $0.99356                      $0.78219                               0
         1/1/2002 to 12/31/2002                 $0.78219                      $0.56359                               0
         2/4/2002*** to 12/31/2002              $0.97417                      $0.74773                               0

  * GMDB Greater of Roll up or Step-up, and GMDB Roll up or Step-up and Contract with Credit
 ** Commencement of Business
*** Version of Contract First Offered on 2/4/2002

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES: AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.80)*, **
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
JENNISON PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.97697                      $0.70404                               0
PRUDENTIAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.97747                      $0.77888                               0
PRUDENTIAL GLOBAL PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.98628                      $0.76397                               0
PRUDENTIAL MONEY MARKET PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $1.00000                      $0.99705                               0
PRUDENTIAL STOCK INDEX PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.97531                      $0.78234                               0
PRUDENTIAL VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.97743                      $0.79064                               0
SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.98195                      $0.79951                          93,771
SP AIM AGGRESSIVE GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.97608                      $0.79994                               0
SP AIM CORE EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.98413                      $0.85392                               0
SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.96937                      $0.71821                               0
SP ALLIANCE TECHNOLOGY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.97071                      $0.60027                               0
SP BALANCED ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.98740                      $0.88776                         435,174
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.99055                      $0.93552                          87,096
SP DAVIS VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.97220                      $0.86377                               0
SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.99843                      $0.85088                               0
SP GROWTH ASSET ALLOCATION PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.98362                      $0.84047                               0

 * GMDB Greater of Roll up or Step-up and Contract with Credit
** Version of Contract First Offered on 2/4/2002                            THIS CHART CONTINUES ON THE NEXT PAGE

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

--------------------------------------------------------------------------------

ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.80)*, **
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
SP INVESCO SMALL COMPANY GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.97557                      $0.72253                               0
SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.99600                      $0.80005                               0
SP LARGE CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.97727                      $0.83524                               0
SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.96818                      $0.74196                               0
SP MID CAP GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.95933                      $0.58236                               0
SP PIMCO HIGH YIELD PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.99884                      $0.97831                               0
SP PIMCO TOTAL RETURN PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $1.00354                      $1.06230                               0
SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.96870                      $0.71719                               0
SP SMALL/MID CAP VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.98392                      $0.84686                               0
SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.97341                      $0.76958                               0
EVERGREEN VA BLUE CHIP FUND
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.97925                      $0.78371                               0
EVERGREEN VA CAPITAL GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.98638                      $0.80112                               0
EVERGREEN VA FOUNDATION FUND
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.98742                      $0.90122                               0
EVERGREEN VA GLOBAL LEADERS FUND
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.98747                      $0.80388                               0
EVERGREEN VA GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.97331                      $0.73443                               0
EVERGREEN VA MASTERS FUND
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $.097186                      $0.75279                               0

 * GMDB Greater of Roll up or Step-up and Contract with Credit
** Version of Contract First Offered on 2/4/2002                            THIS CHART CONTINUES ON THE NEXT PAGE

--------------------------------------------------------------------------------

                                                                         PART II
STRATEGIC PARTNERS PLUS PROSPECTUS  SECTIONS 1-9

ACCUMULATION UNIT VALUES (CONTINUED):
AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.80)*, **
---------------------------------------------------------------------------------------------------------------------------------
                                         ACCUMULATION UNIT VALUE       ACCUMULATION UNIT VALUE       NUMBER OF ACCUMULATION UNITS
                                         AT BEGINNING OF PERIOD           AT END OF PERIOD           OUTSTANDING AT END OF PERIOD
EVERGREEN VA OMEGA FUND
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.97489                      $0.75713                               0
EVERGREEN VA SMALL CAP VALUE FUND
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.98333                      $0.85254                               0
JANUS ASPEN SERIES--GROWTH PORTFOLIO SERVICE SHARES
---------------------------------------------------------------------------------------------------------------------------------
         2/4/2002 to 12/31/2002                 $0.97416                      $0.74702                               0

 * GMDB Greater of Roll up or Step-up and Contract with Credit
** Version of Contract First Offered on 2/4/2002

                                    APPENDIX
                  Calculation of Earnings Appreciator Benefit

EXAMPLE 1:
Assume that a purchase payment of $70,000 is made on the contract date. Assume that no withdrawals or subsequent purchase payments are made and that the contract value used in the death benefit calculation is $120,000. Also assume that the owner (or joint owner, if older) is younger than age 66 on the date the application is signed.

45% of lesser of:
  Adjusted Purchase Payment                  $70,000
  Allocated Earnings                         $50,000 contract value minus purchase payment)

Benefit (45% of $50,000)                     $22,500

EXAMPLE 2:
Assume that a 60 year old purchases a contract on 1/1/2001 with a $50,000 purchase payment.

The owner's initial purchase payment (purchase payment #1) grows to $90,000 on 1/1/2005, giving the contract $40,000 IN EARNINGS*, all allocated to the initial purchase payment. On this date, the owner makes an additional purchase payment of $60,000. The $60,000 purchase payment increases the contract value to $150,000 ($90,000 + $60,000). At this time, there are no earnings allocated to the additional purchase payment (purchase payment #2). However, future earnings will now be allocated to the two purchase payments in the following proportions:

      (purchase payment#1 + earnings)/total contract value = ($50,000 +
          $40,000*)/ $150,000 = 60%
      (purchase payment#2 + earnings)/total contract value = ($60,000 + $0)/
          $150,000 = 40%

On 1/1/2009 the owner makes a withdrawal of $38,000. The contract value has grown an additional $40,000 from $150,000 on 1/1/2005 to $190,000 on 1/1/2009 prior to the withdrawal. The $40,000 IN NEW EARNINGS** will be allocated among the two purchase payments prior to the withdrawal using the percentages determined above.

      $40,000 IN NEW EARNINGS**
      Earnings Allocated to Adjusted Purchase Payment #1 (60% of $40,000**) =
          $24,000
      Earnings Allocated to Adjusted Purchase Payment # 2 (40% of $40,000**) =
          $16,000

The earnings allocated to each purchase payment now are as follows:

                                          BEFORE
                                           NEW
                                         EARNINGS        $40,000 NEW EARNINGS         TOTAL
                                         --------    +   --------------------    =   --------
Purchase Payment #1                      $ 50,000              $     0               $ 50,000
Earnings Allocated to #1                 $ 40,000              $24,000               $ 64,000
Purchase Payment #2                      $ 60,000              $     0               $ 60,000
Earnings Allocated to #2                 $      0              $16,000               $ 16,000
                                         --------              -------               --------
                                         $150,000    +         $40,000           =   $190,000

The withdrawal of $38,000 reduces the contract value by 20% ($38,000/$190,000). The withdrawal will reduce both purchase payments and the earnings allocated to each of them by 20% as shown below.

                                 BEFORE
                               WITHDRAWAL         REDUCED BY 20%
                               ----------         --------------
Adjusted Purchase Payment #1    $ 50,000             $ 40,000
Earnings Allocated to #1        $ 64,000             $ 51,200
Adjusted Purchase Payment #2    $ 60,000             $ 48,000
Earnings Allocated to #2        $ 16,000             $ 12,800
                                --------             --------
                                $190,000             $152,000

The contract value grows $20,000 from $152,000 on 1/1/2009 to $172,000 on 1/1/2011. THE $20,000 IN NEW EARNINGS*** will be allocated among the two purchase payments using the percentages determined above.

        $20,000 IN NEW EARNINGS***
        Earnings Allocated to Adjusted Purchase Payment #1 (60% of $20,000***) =
            $12,000
        Earnings Allocated to Adjusted Purchase Payment # 2 (40% of $20,000***)
            = $ 8,000

The earnings allocated to each purchase payment now are as follows:

                                      BEFORE
                                       NEW
                                     EARNINGS        $20,000 NEW EARNINGS         TOTAL
                                     --------    +   --------------------    =   --------
Adjusted Purchase Payment #1         $ 40,000              $     0               $ 40,000
Earnings Allocated to #1             $ 51,200              $12,000               $ 63,200
Adjusted Purchase Payment #2         $ 48,000              $     0               $ 48,000
Earnings Allocated to #2             $ 12,800              $ 8,000               $ 20,800
                                     --------              -------               --------
                                     $152,000    +         $20,000           =   $172,000

Now let's calculate the total Earnings Appreciator Benefit as of 1/1/2011:

Benefit on Purchase Payment #1                           Benefit on Purchase Payment #2
  45% of lesser of:                                      45% of lesser of:
     Adjusted Purchase Payment        $40,000              Adjusted Purchase Payment           $48,000
     Allocated Earnings               $63,200              Allocated Earnings                  $20,800
  45% OF $40,000                      $18,000            45% OF $20,800                         $9,360

         TOTAL EARNINGS APPRECIATOR BENEFIT: $18,000 + $9,360 = $27,360

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

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

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

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

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

PART III PROSPECTUSES
--------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTIONS

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

P2082

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 2003

              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                           VARIABLE ANNUITY CONTRACTS

     The Strategic Partners(SM) Annuity One and Strategic Partners(SM) Plus annuity contract (the "contracts") are individual variable annuity contracts issued by Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company that is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and are funded through the Pruco Life Flexible Premium Variable Annuity Account (the "Account"). The contract is purchased by making an initial purchase payment of $10,000 or more. With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $1,000 at any time during the accumulation phase. However, we impose a minimum of $100 with respect to additional purchase payments made through electronic fund transfers.

     This statement of additional information is not a prospectus and should be read in conjunction with the Strategic Partners Annuity One or Strategic Partners Plus prospectus, dated May 1, 2003. To obtain a copy of either prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19101, or telephone (888) PRU-2888.

                               TABLE OF CONTENTS

                                                             PAGE
                                                             ----
COMPANY.....................................................   2
EXPERTS.....................................................   2
PRINCIPAL UNDERWRITER.......................................   2
ALLOCATION OF INITIAL PURCHASE PAYMENT......................   2
DETERMINATION OF ACCUMULATION UNIT VALUES...................   2
PERFORMANCE INFORMATION.....................................  15
COMPARATIVE PERFORMANCE INFORMATION AND ADVERTISING.........  26
FEDERAL TAX STATUS..........................................  27
STATE SPECIFIC VARIATIONS...................................  27
DIRECTORS AND OFFICERS......................................  29
FINANCIAL STATEMENTS........................................  31

         PRUCO LIFE INSURANCE COMPANY                 PRUDENTIAL ANNUITY SERVICE CENTER
            213 WASHINGTON STREET                               P.O. BOX 7960
        NEWARK, NEW JERSEY 07102-2992                  PHILADELPHIA, PENNSYLVANIA 19101
                                                          TELEPHONE: (888) PRU-2888

STRATEGIC PARTNERS(SM) is a service mark of The Prudential Insurance Company of America.

ORD000045B

                                    COMPANY

     Pruco Life Insurance Company ("Pruco Life") is a stock life insurance company organized in 1971 under the laws of the State of Arizona. Pruco Life is licensed to sell life insurance and annuities in the District of Columbia, Guam and all states except New York.

     Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.

                                    EXPERTS

     The consolidated financial statements of Pruco Life and subsidiary as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002 and the financial statements of the Strategic Partners Subaccounts of the Pruco Life Flexible Premium Variable Annuity Account as of December 31, 2002 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

                             PRINCIPAL UNDERWRITER

     Prudential Investment Management Services LLC ("PIMS"), an indirect wholly-owned subsidiary of Prudential Financial, Inc., offers the contracts on a continuous basis through corporate office and regional home office employees in those states in which contracts may be lawfully sold. It may also offer the contract through licensed insurance brokers and agents, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.

     During 2002, 2001 and 2000, $51,112,822, $32,456,997 and $3,408,667 was
paid to PIMS for its services as principal underwriter. During 2002, 2001 and 2000, PIMS retained none of those commissions.

     Prudential may pay trail commissions to registered representatives who maintain an ongoing relationship with a contractholder. Typically, a trail commission is compensation that is paid periodically to a representative, the amount of which is linked to the value of the contract and the amount of time that the contract has been in effect.

                     ALLOCATION OF INITIAL PURCHASE PAYMENT

     As discussed in the prospectus, we generally will credit the initial purchase payment to your contract within two business days from the day on which we receive your payment at the Prudential Annuity Service Center. However, we may employ a different procedure than this if your contract purchase is in the form of several amounts originating from different sources. Specifically, if the first of such sums that we receive amounts to less than the minimum initial purchase payment, but you have indicated that other sums are forthcoming that, when aggregated, will equal or exceed the minimum, then with your consent we will hold such amount in our general account, without interest, for up to 90 days pending receipt of such additional sums and other required documentation.

                   DETERMINATION OF ACCUMULATION UNIT VALUES

     The value for each accumulation unit is computed as of the end of each business day. On any given business day the value of a Unit in each subaccount will be determined by multiplying the value of a Unit of that subaccount for the preceding business day by the net investment factor for that subaccount for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the subaccount for that day by the value of the assets of the subaccount for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the charge for insurance and administrative expenses. (See WHAT ARE THE EXPENSES ASSOCIATED WITH THE STRATEGIC PARTNERS ANNUITY ONE CONTRACT and CALCULATING CONTRACT VALUE in the prospectus.) The value of the assets of a subaccount is determined by multiplying the number of shares of The Prudential Series Fund, Inc. (the "Series Fund") or other Fund held by that subaccount by the net asset value of each share and adding the value of dividends declared by the Series Fund or other Fund but not yet paid.

     As we have indicated in the prospectus, Strategic Partners Annuity One and Strategic Partners Plus Variable Annuity is a contract that allows you to select or decline any of several death benefit options that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each such Contract feature. In the prospectus, we depict the unit values corresponding to the Contract features bearing the highest and lowest combination of asset-based charges. Here, we set out unit values corresponding to the remaining unit values for the Contract Without Credit.

                         STRATEGIC PARTNERS ANNUITY ONE

ACCUMULATION UNIT VALUES: AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.50)*

                                               ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                               AT BEGINNING OF PERIOD       AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
PRUDENTIAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                          $0.97749                  $0.78095                       591,483

JENNISON PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                          $0.97700                  $0.70589                     2,195,963

PRUDENTIAL GLOBAL PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                          $0.98631                  $0.76596                       457,261

PRUDENTIAL MONEY MARKET PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                          $1.00002                  $0.99974                     5,606,817

PRUDENTIAL STOCK INDEX PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                          $0.97533                  $0.78436                     1,783,174

PRUDENTIAL VALUE PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                          $0.97745                  $0.79281                       805,939

SP AGGRESSIVE GROWTH ASSET ALLOCATION
  PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                          $0.98197                  $0.80177                     1,017,820

SP AIM AGGRESSIVE GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                          $0.97611                  $0.80210                       244,703

SP AIM CORE EQUITY PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                          $0.98415                  $0.85619                       376,114

SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                          $0.96940                  $0.72015                       689,804

SP ALLIANCE TECHNOLOGY PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                          $0.97073                  $0.60201                       200,058

SP BALANCED ASSET ALLOCATION PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                          $0.98742                  $0.89013                     9,792,359

SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                          $0.99057                  $0.93804                     9,199,676

SP DAVIS VALUE PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                          $0.97223                  $0.86612                     4,069,837

SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                          $0.99846                  $0.85321                       843,325

SP GROWTH ASSET ALLOCATION PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                          $0.98365                  $0.84267                     4,460,715

SP INVESCO SMALL COMPANY GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                          $0.97560                  $0.72455                       331,409

SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                          $0.99602                  $0.80218                       956,192

SP LARGE CAP VALUE PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                          $0.97730                  $0.83748                     1,038,036

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                          $0.96820                  $0.74388                       219,855

* Base Death Benefit

                         STRATEGIC PARTNERS ANNUITY ONE

ACCUMULATION UNIT VALUES (CONTINUED): AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.50)*

                                               ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                               AT BEGINNING OF PERIOD       AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
SP MID CAP GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                          $0.95936                  $0.58392                     1,056,191

SP PIMCO HIGH YIELD PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                          $0.99887                  $0.98105                     2,591,884

SP PIMCO TOTAL RETURN PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                          $1.00357                  $1.06533                    15,581,022

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                          $0.96872                  $0.71907                       986,733

SP SMALL/MID CAP VALUE PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                          $0.98395                  $0.84912                     2,554,825

SP STRATEGIC PARTNERS FOCUSED GROWTH
  PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                          $0.97344                  $0.77165                       306,900

JANUS ASPEN SERIES- GROWTH PORTFOLIO SERVICE SHARES
-------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                          $0.97418                  $0.74900                       877,036

* Base Death Benefit

                            STRATEGIC PARTNERS PLUS

ACCUMULATION UNIT VALUES: AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.50)*

                                                ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                                AT BEGINNING OF PERIOD       AT END OF PERIOD       OUTSTANDING AT END OF PERIOD

PRUDENTIAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                           $0.97749                  $0.78095                             0

JENNISON PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                           $0.97700                  $0.70589                             0

PRUDENTIAL GLOBAL PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                           $0.98631                  $0.76596                             0

PRUDENTIAL MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                           $1.00002                  $0.99974                             0

PRUDENTIAL STOCK INDEX PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                           $0.97533                  $0.78436                             0

PRUDENTIAL VALUE PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                           $0.97745                  $0.79281                             0

SP AGGRESSIVE GROWTH ASSET ALLOCATION
  PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                           $0.98197                  $0.80177                             0

SP AIM AGGRESSIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                           $0.97611                  $0.80210                             0

SP AIM CORE EQUITY PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                           $0.98415                  $0.85619                             0

SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                           $0.96940                  $0.72015                             0

SP ALLIANCE TECHNOLOGY PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                           $0.97073                  $0.60201                             0

SP BALANCED ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                           $0.98742                  $0.89013                             0

SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                           $0.99057                  $0.93804                             0

SP DAVIS VALUE PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                           $0.97223                  $0.86612                             0

SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                           $0.99846                  $0.85321                             0

SP GROWTH ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                           $0.98365                  $0.84267                             0

SP INVESCO SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                           $0.97560                  $0.72455                             0

SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                           $0.99602                  $0.80218                             0

SP LARGE CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                           $0.97730                  $0.83748                             0

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                           $0.96820                  $0.74388                             0

* Base Death Benefit

                            STRATEGIC PARTNERS PLUS

ACCUMULATION UNIT VALUES (CONTINUED): AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.50)*

                                                ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                                AT BEGINNING OF PERIOD       AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
SP MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                           $0.95936                  $0.58392                             0

SP PIMCO HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                           $0.99887                  $0.98105                             0

SP PIMCO TOTAL RETURN PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                           $1.00357                  $1.06533                             0

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                           $0.96872                  $0.71907                             0

SP SMALL/MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                           $0.98395                  $0.84912                             0

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                           $0.97344                  $0.77165                             0

EVERGREEN VA BLUE CHIP FUND
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                           $0.97927                  $0.78586                             0

EVERGREEN VA CAPITAL GROWTH FUND
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                           $0.98640                  $0.80321                             0

EVERGREEN VA FOUNDATION FUND
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                           $0.98745                  $0.90363                             0

EVERGREEN VA GLOBAL LEADERS FUND
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                           $0.98749                  $0.80612                             0

EVERGREEN VA GROWTH FUND
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                           $0.97334                  $0.73651                             0

EVERGREEN VA MASTERS FUND
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                           $0.97188                  $0.75481                             0

EVERGREEN VA OMEGA FUND
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                           $0.97491                  $0.75920                             0

EVERGREEN VA SMALL CAP VALUE FUND
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                           $0.98336                  $0.85473                             0

JANUS ASPEN SERIES- GROWTH PORTFOLIO SERVICE SHARES
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                           $0.97418                  $0.74900                             0

* Base Death Benefit

                         STRATEGIC PARTNERS ANNUITY ONE

ACCUMULATION UNIT VALUES: AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.60)*

                                                ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                                AT BEGINNING OF PERIOD       AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
PRUDENTIAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                           $0.97748                  $0.78020                       409,689

JENNISON PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      9/22/2000 to 12/31/2000                          $1.00267                  $0.81530                     1,737,903
      1/1/2001 to 12/31/2001                           $0.81530                  $0.65613                    10,643,132
      1/1/2002 to 12/31/2002                           $0.65613                  $0.44585                    15,618,613
      2/4/2002 to 12/31/2002                           $0.97699                  $0.70521                     1,047,909

PRUDENTIAL GLOBAL PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      9/22/2000 to 12/31/2000                          $0.99801                  $0.87614                       170,411
      1/1/2001 to 12/31/2001                           $0.87614                  $0.71047                     1,586,379
      1/1/2002 to 12/31/2002                           $0.71047                  $0.52344                     2,298,283
      2/4/2002 to 12/31/2002                           $0.98630                  $0.76527                       284,405

PRUDENTIAL MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      9/22/2000 to 12/31/2000                          $1.00039                  $1.01313                     3,370,834
      1/1/2001 to 12/31/2001                           $1.01313                  $1.03811                    11,025,537
      1/1/2002 to 12/31/2002                           $1.03811                  $1.03754                    13,030,168
      2/4/2002 to 12/31/2002                           $1.00001                  $0.99923                       951,219

PRUDENTIAL STOCK INDEX PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      9/22/2000 to 12/31/2000                          $0.99964                  $0.91086                       519,592
      1/1/2001 to 12/31/2001                           $0.91086                  $0.78853                     5,377,817
      1/1/2002 to 12/31/2002                           $0.78853                  $0.60378                     8,646,352
      2/4/2002 to 12/31/2002                           $0.97532                  $0.78364                     1,441,095

PRUDENTIAL VALUE PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                           $0.97744                  $0.79207                       701,608

SP AGGRESSIVE GROWTH ASSET ALLOCATION
  PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      9/22/2000 to 12/31/2000                          $0.99987                  $0.92940                       422,355
      1/1/2001 to 12/31/2001                           $0.92940                  $0.75015                     1,421,506
      1/1/2002 to 12/31/2002                           $0.75015                  $0.57468                     2,498,497
      2/4/2002 to 12/31/2002                           $0.98196                  $0.80103                       301,462

SP AIM AGGRESSIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      9/22/2000 to 12/31/2000                          $0.99987                  $0.85619                       534,817
      1/1/2001 to 12/31/2001                           $0.85619                  $0.63604                     1,663,825
      1/1/2002 to 12/31/2002                           $0.63604                  $0.49487                     2,483,144
      2/4/2002 to 12/31/2002                           $0.97610                  $0.80131                       101,197

SP AIM CORE EQUITY PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      9/22/2000 to 12/31/2000                          $0.99987                  $0.83887                       383,123
      1/1/2001 to 12/31/2001                           $0.83887                  $0.63843                     3,035,059
      1/1/2002 to 12/31/2002                           $0.63843                  $0.53285                     4,161,141
      2/4/2002 to 12/31/2002                           $0.98415                  $0.85541                       149,595

SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      9/22/2000 to 12/31/2000                          $0.99987                  $0.85187                     1,755,772
      1/1/2001 to 12/31/2001                           $0.85187                  $0.71726                     5,484,003
      1/1/2002 to 12/31/2002                           $0.71726                  $0.48575                     7,670,094
      2/4/2002 to 12/31/2002                           $0.96939                  $0.71952                       468,500

SP ALLIANCE TECHNOLOGY PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      9/22/2000 to 12/31/2000                          $0.99987                  $0.75950                     1,867,790
      1/1/2001 to 12/31/2001                           $0.75950                  $0.56029                     3,190,764
      1/1/2002 to 12/31/2002                           $0.56029                  $0.32356                     3,719,296
      2/4/2002 to 12/31/2002                           $0.97073                  $0.60135                        37,987

* GMDB Roll-up or Step-up

                         STRATEGIC PARTNERS ANNUITY ONE

ACCUMULATION UNIT VALUES (CONTINUED): AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.60)*

                                                ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                                AT BEGINNING OF PERIOD       AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
SP BALANCED ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      9/22/2000 to 12/31/2000                          $0.99987                  $0.97950                       634,300
      1/1/2001 to 12/31/2001                           $0.97950                  $0.90789                    11,555,251
      1/1/2002 to 12/31/2002                           $0.90789                  $0.78925                    15,191,121
      2/4/2002 to 12/31/2002                           $0.98741                  $0.88919                     3,237,019

SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      9/22/2000 to 12/31/2000                          $0.99887                  $1.00406                       665,041
      1/1/2001 to 12/31/2001                           $1.00406                  $0.98589                     7,421,222
      1/1/2002 to 12/31/2002                           $0.98589                  $0.91328                     9,100,181
      2/4/2002 to 12/31/2002                           $0.99056                  $0.93724                     2,160,940

SP DAVIS VALUE PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      9/22/2000 to 12/31/2000                          $0.99987                  $1.01245                     1,945,466
      1/1/2001 to 12/31/2001                           $1.01245                  $0.89231                    12,836,700
      1/1/2002 to 12/31/2002                           $0.89231                  $0.74041                    17,952,480
      2/4/2002 to 12/31/2002                           $0.97222                  $0.86531                     1,531,223

SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      9/22/2000 to 12/31/2000                          $0.99987                  $0.94384                       771,475
      1/1/2001 to 12/31/2001                           $0.94384                  $0.72410                     3,506,727
      1/1/2002 to 12/31/2002                           $0.72410                  $0.59035                     4,854,719
      2/4/2002 to 12/31/2002                           $0.99845                  $0.85237                       340,343

SP GROWTH ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      9/22/2000 to 12/31/2000                          $0.99987                  $0.95128                     1,285,587
      1/1/2001 to 12/31/2001                           $0.95128                  $0.82464                    12,218,602
      1/1/2002 to 12/31/2002                           $0.82464                  $0.67156                    17,804,373
      2/4/2002 to 12/31/2002                           $0.98364                  $0.84195                     3,136,109

SP INVESCO SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      9/22/2000 to 12/31/2000                          $0.99987                  $0.83429                       299,778
      1/1/2001 to 12/31/2001                           $0.83429                  $0.68010                     1,791,008
      1/1/2002 to 12/31/2002                           $0.68010                  $0.46689                     2,492,867
      2/4/2002 to 12/31/2002                           $0.97559                  $0.72386                       333,777

SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      9/22/2000 to 12/31/2000                          $0.99987                  $0.84626                       696,580
      1/1/2001 to 12/31/2001                           $0.84626                  $0.53612                     3,569,285
      1/1/2002 to 12/31/2002                           $0.53612                  $0.40856                     4,807,881
      2/4/2002 to 12/31/2002                           $0.99602                  $0.80127                       201,649

SP LARGE CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      9/22/2000 to 12/31/2000                          $0.99987                  $1.04359                       340,670
      1/1/2001 to 12/31/2001                           $1.04359                  $0.93845                     3,631,142
      1/1/2002 to 12/31/2002                           $0.93845                  $0.77254                     5,399,376
      2/4/2002 to 12/31/2002                           $0.97729                  $0.83666                       629,593

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      9/22/2000 to 12/31/2000                          $0.99987                  $0.91203                       652,725
      1/1/2001 to 12/31/2001                           $0.91203                  $0.68879                     2,142,104
      1/1/2002 to 12/31/2002                           $0.68879                  $0.48353                     2,590,453
      2/4/2002 to 12/31/2002                           $0.96820                  $0.74329                       298,366

* GMDB Roll-up or Step-up

                         STRATEGIC PARTNERS ANNUITY ONE

ACCUMULATION UNIT VALUES (CONTINUED): AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.60)*

                                                ACCUMULATION UNIT VALUE   ACCUMULATION UNIT VALUE   NUMBER OF ACCUMULATION UNITS
                                                AT BEGINNING OF PERIOD       AT END OF PERIOD       OUTSTANDING AT END OF PERIOD
SP MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      9/22/2000 to 12/31/2000                          $0.99987                  $0.97308                       898,357
      1/1/2001 to 12/31/2001                           $0.97308                  $0.75748                     3,582,388
      1/1/2002 to 12/31/2002                           $0.75748                  $0.40007                     4,852,996
      2/4/2002 to 12/31/2002                           $0.95935                  $0.58334                       443,869

SP PIMCO HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      9/22/2000 to 12/31/2000                          $0.99987                  $1.01497                       357,097
      1/1/2001 to 12/31/2001                           $1.01497                  $1.03861                     4,268,423
      1/1/2002 to 12/31/2002                           $1.03861                  $1.02373                     6,116,287
      2/4/2002 to 12/31/2002                           $0.99886                  $0.98028                       855,930

SP PIMCO TOTAL RETURN PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      9/22/2000 to 12/31/2000                          $0.99987                  $1.04720                     1,000,276
      1/1/2001 to 12/31/2001                           $1.04720                  $1.11959                    11,539,026
      1/1/2002 to 12/31/2002                           $1.11959                  $1.20552                    19,478,354
      2/4/2002 to 12/31/2002                           $0.00356                  $1.06430                     3,561,727

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      9/22/2000 to 12/31/2000                          $0.99987                  $0.83520                       751,146
      1/1/2001 to 12/31/2001                           $0.83520                  $0.67599                     4,283,284
      1/1/2002 to 12/31/2002                           $0.67599                  $0.45191                     5,853,850
      2/4/2002 to 12/31/2002                           $0.96872                  $0.71851                       558,355

SP SMALL/MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      9/22/2000 to 12/31/2000                          $0.99987                  $1.10842                       347,741
      1/1/2001 to 12/31/2001                           $1.10842                  $1.12495                     4,276,752
      1/1/2002 to 12/31/2002                           $1.12495                  $0.94801                     6,561,296
      2/4/2002 to 12/31/2002                           $0.98394                  $0.84837                     1,400,131

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      9/22/2000 to 12/31/2000                          $0.99987                  $0.79184                       681,560
      1/1/2001 to 12/31/2001                           $0.79184                  $0.66008                     2,292,067
      1/1/2002 to 12/31/2002                           $0.66006                  $0.48552                     3,518,789
      2/4/2002 to 12/31/2002                           $0.97343                  $0.77105                       246,144

JANUS ASPEN SERIES-GROWTH PORTFOLIO SERVICE
  SHARES
--------------------------------------------------------------------------------------------------------------------------------
      9/22/2000 to 12/31/2000                          $1.00398                  $0.82995                     1,012,346
      1/1/2001 to 12/31/2001                           $0.82995                  $0.61352                     3,297,754
      1/1/2002 to 12/31/2002                           $0.61352                  $0.44250                     3,579,587
      2/4/2002 to 12/31/2002                           $0.97417                  $0.74835                       194,010

* GMDB Roll-up or Step-up

                            STRATEGIC PARTNERS PLUS

ACCUMULATION UNIT VALUES: AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.60)*

                                              ACCUMULATION UNIT VALUE    ACCUMULATION UNIT VALUE    NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD        AT END OF PERIOD        OUTSTANDING AT END OF PERIOD
PRUDENTIAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $1.00967                   $0.80433                              0

JENNISON PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $0.99429                   $0.86869                              0
      1/1/2002 to 12/31/2002                         $0.86869                   $0.59041                              0
      2/4/2002 to 12/31/2002                         $0.97699                   $0.70521                              0

PRUDENTIAL GLOBAL PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $0.99996                   $0.83888                              0
      1/1/2002 to 12/31/2002                         $0.83888                   $0.61810                              0
      2/4/2002 to 12/31/2002                         $0.98630                   $0.76527                              0

PRUDENTIAL MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $1.00008                   $1.01127                              0
      1/1/2002 to 12/31/2002                         $1.01127                   $1.01071                              0
      2/4/2002 to 12/31/2002                         $1.00001                   $0.99923                              0

PRUDENTIAL STOCK INDEX PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $0.99725                   $0.90384                              0
      1/1/2002 to 12/31/2002                         $0.90384                   $0.69213                              0
      2/4/2002 to 12/31/2002                         $0.97532                   $0.78364                              0

PRUDENTIAL VALUE PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      2/4/2002 to 12/31/2002                         $1.00860                   $0.79642                              0

SP AGGRESSIVE GROWTH ASSET ALLOCATION
  PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $0.99880                   $0.86993                              0
      1/1/2002 to 12/31/2002                         $0.86993                   $0.66643                             12
      2/4/2002 to 12/31/2002                         $0.98196                   $0.80103                              0

SP AIM AGGRESSIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $0.99724                   $0.87386                              0
      1/1/2002 to 12/31/2002                         $0.87386                   $0.67983                              0
      2/4/2002 to 12/31/2002                         $0.97610                   $0.80131                          6,883

SP AIM CORE EQUITY PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $0.99083                   $0.83990                              0
      1/1/2002 to 12/31/2002                         $0.83990                   $0.70087                            671
      2/4/2002 to 12/31/2002                         $0.98415                   $0.85541                              0

SP ALLIANCE LARGE CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $0.99508                   $0.88124                              0
      1/1/2002 to 12/31/2002                         $0.88124                   $0.59680                              0
      2/4/2002 to 12/31/2002                         $0.96939                   $0.71952                              0

SP ALLIANCE TECHNOLOGY PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $0.98559                   $0.81186                              0
      1/1/2002 to 12/31/2002                         $0.81186                   $0.46873                              0
      2/4/2002 to 12/31/2002                         $0.97073                   $0.60135                              0

SP BALANCED ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $0.99891                   $0.94831                              0
      1/1/2002 to 12/31/2002                         $0.94831                   $0.82437                              0
      2/4/2002 to 12/31/2002                         $0.98741                   $0.88919                        122,063

* GMDB Roll-up or Step-up

                            STRATEGIC PARTNERS PLUS

ACCUMULATION UNIT VALUES (CONTINUED): AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.60)*

                                              ACCUMULATION UNIT VALUE    ACCUMULATION UNIT VALUE    NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD        AT END OF PERIOD        OUTSTANDING AT END OF PERIOD
SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $0.99796                   $0.98336                              0
      1/1/2002 to 12/31/2002                         $0.98336                   $0.91096                              0
      2/4/2002 to 12/31/2002                         $0.99056                   $0.93724                        278,125

SP DAVIS VALUE PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $0.99791                   $0.91900                              0
      1/1/2002 to 12/31/2002                         $0.91900                   $0.76247                            630
      2/4/2002 to 12/31/2002                         $0.97222                   $0.86531                         13,069

SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $1.00227                   $0.84626                              0
      1/1/2002 to 12/31/2002                         $0.84626                   $0.68990                          1,020
      2/4/2002 to 12/31/2002                         $0.99845                   $0.85237                          9,575

SP GROWTH ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $0.99886                   $0.90849                              0
      1/1/2002 to 12/31/2002                         $0.90849                   $0.73977                              0
      2/4/2002 to 12/31/2002                         $0.98364                   $0.84195                              0

SP INVESCO SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $0.99726                   $0.92565                              0
      1/1/2002 to 12/31/2002                         $0.92565                   $0.65535                              0
      2/4/2002 to 12/31/2002                         $0.97559                   $0.72386                              0

SP JENNISON INTERNATIONAL GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $1.00272                   $0.74692                              0
      1/1/2002 to 12/31/2002                         $0.74692                   $0.56920                          1,169
      2/4/2002 to 12/31/2002                         $0.99602                   $0.80127                              0

SP LARGE CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $0.99702                   $0.92277                              0
      1/1/2002 to 12/31/2002                         $0.92277                   $0.75957                            610
      2/4/2002 to 12/31/2002                         $0.97729                   $0.83666                              0

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $0.99529                   $0.80954                              0
      1/1/2002 to 12/31/2002                         $0.80954                   $0.56832                              0
      2/4/2002 to 12/31/2002                         $0.96820                   $0.74329                              0

SP MID CAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $0.99348                   $0.81439                              0
      1/1/2002 to 12/31/2002                         $0.81439                   $0.43024                          1,190
      2/4/2002 to 12/31/2002                         $0.95935                   $0.58334                         13,444

SP PIMCO HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $0.99996                   $1.01274                              0
      1/1/2002 to 12/31/2002                         $1.01274                   $0.99844                              0
      2/4/2002 to 12/31/2002                         $0.99886                   $0.98028                              0

SP PIMCO TOTAL RETURN PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $0.99996                   $1.03983                              0
      1/1/2002 to 12/31/2002                         $1.03983                   $1.11943                              0
      2/4/2002 to 12/31/2002                         $1.00356                   $1.06430                         15,435

* GMDB Roll-up or Step-up

                            STRATEGIC PARTNERS PLUS

ACCUMULATION UNIT VALUES (CONTINUED): AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.60)*

                                              ACCUMULATION UNIT VALUE    ACCUMULATION UNIT VALUE    NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD        AT END OF PERIOD        OUTSTANDING AT END OF PERIOD
SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $0.99483                   $0.87304                              0
      1/1/2002 to 12/31/2002                         $0.87304                   $0.58358                              0
      2/4/2002 to 12/31/2002                         $0.96872                   $0.71851                              0

SP SMALL/MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $1.00084                   $1.00157                              0
      1/1/2002 to 12/31/2002                         $1.00157                   $0.84403                            822
      2/4/2002 to 12/31/2002                         $0.98394                   $0.84837                              0

SP STRATEGIC PARTNERS FOCUSED GROWTH
  PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $0.99482                   $0.85608                              0
      1/1/2002 to 12/31/2002                         $0.85608                   $0.62968                            686
      2/4/2002 to 12/31/2002                         $0.97343                   $0.77105                              0

EVERGREEN VA BLUE CHIP FUND
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $0.99627                   $0.90735                              0
      1/1/2002 to 12/31/2002                         $0.90735                   $0.69623                              0
      2/4/2002 to 12/31/2002                         $0.97927                   $0.78519                              0

EVERGREEN VA CAPITAL GROWTH FUND
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $0.99865                   $0.90697                              0
      1/1/2002 to 12/31/2002                         $0.90697                   $0.69169                              0
      2/4/2002 to 12/31/2002                         $0.98640                   $0.80253                              0

EVERGREEN VA FOUNDATION FUND
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $0.99780                   $0.94959                              0
      1/1/2002 to 12/31/2002                         $0.94959                   $0.84437                              0
      2/4/2002 to 12/31/2002                         $0.98744                   $0.90279                              0

EVERGREEN VA GLOBAL LEADERS FUND
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $1.00218                   $0.91595                              0
      1/1/2002 to 12/31/2002                         $0.91595                   $0.71877                              0
      2/4/2002 to 12/31/2002                         $0.98748                   $0.80540                              0

EVERGREEN VA GROWTH FUND
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $0.99162                   $0.98466                              0
      1/1/2002 to 12/31/2002                         $0.98466                   $0.70835                              0
      2/4/2002 to 12/31/2002                         $0.97333                   $0.73590                              0

EVERGREEN VA MASTERS FUND
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $0.99617                   $0.87245                              0
      1/1/2002 to 12/31/2002                         $0.87245                   $0.63023                              0
      2/4/2002 to 12/31/2002                         $0.97187                   $0.75420                              0

EVERGREEN VA OMEGA FUND
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $0.99423                   $0.91033                              0
      1/1/2002 to 12/31/2002                         $0.91033                   $0.66855                              0
      2/4/2002 to 12/31/2002                         $0.97491                   $0.75856                         14,332

EVERGREEN VA SMALL CAP VALUE FUND
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $0.99753                   $1.09121                              0
      1/1/2002 to 12/31/2002                         $1.09121                   $0.93863                              0
      2/4/2002 to 12/31/2002                         $0.98335                   $0.85400                         28,045

* GMDB Roll-up or Step-up

                            STRATEGIC PARTNERS PLUS

ACCUMULATION UNIT VALUES (CONTINUED): AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS (1.60)*

                                              ACCUMULATION UNIT VALUE    ACCUMULATION UNIT VALUE    NUMBER OF ACCUMULATION UNITS
                                              AT BEGINNING OF PERIOD        AT END OF PERIOD        OUTSTANDING AT END OF PERIOD
JANUS ASPEN SERIES- GROWTH PORTFOLIO SERVICE SHARES
--------------------------------------------------------------------------------------------------------------------------------
      5/7/2001 to 12/31/2001                         $0.99356                   $0.78269                              0
      1/1/2002 to 12/31/2002                         $0.78269                   $0.56449                              0
      2/4/2002 to 12/31/2002                         $0.97417                   $0.74835                              0

* GMDB Roll-up or Step-up

                            PERFORMANCE INFORMATION

AVERAGE ANNUAL TOTAL RETURN

     The Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission ("SEC"). Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Subaccount from the beginning to the end of each specified period of time. The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Subaccount at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period. This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Subaccount and (ii) no transfers or additional payments were made. Premium taxes are not included in the term "charges" for purposes of this calculation. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of the specified period to the ending redeemable value at the end of the period according to the following formula:

                                  P(1+T)n=ERV

     Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

NON-STANDARD TOTAL RETURN

     In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method. The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.

     For the periods prior to the date the Subaccounts commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts (this is referred to as "non-standardized data"). Standard and non-standard average annual return calculations include the fees under the Contract as indicated below, and are based on a Contract Without Credit. This information does not indicate or represent future performance.

     The following five tables assume a daily insurance and administrative expense charge equal to 1.40% annually, no guaranteed minimum income benefit, and no Earnings Appreciator benefit.

     Table 1 below depicts the SEC-standardized average annual total return on hypothetical investments of $1,000 for periods ended December 31, 2002 in each subaccount (other than the Money Market Subaccount, the subaccounts investing in the Evergreen Variable Annuity Trust, and the subaccounts for the Prudential Value and Prudential Equity Portfolios). These figures assume withdrawal at the end of the period indicated, and thus reflect deferred sales charges imposed under the Contract Without Credit.

                                    TABLE 1
                    STANDARDIZED AVERAGE ANNUAL TOTAL RETURN
                         STRATEGIC PARTNERS ANNUITY ONE

                                                                          FIVE         TEN        FROM DATE
                                                           ONE YEAR      YEARS        YEARS      ESTABLISHED
                   FUND                        DATE         ENDED        ENDED        ENDED        THROUGH
                PORTFOLIO                   ESTABLISHED   12/31/2002   12/31/2002   12/31/2002   12/31/2002
                ---------                   -----------   ----------   ----------   ----------   -----------
Jennison Portfolio                             09/00        -37.38%        N/A          N/A        -51.41%
Prudential Equity Portfolio                    02/02           N/A         N/A          N/A        -24.50%
Prudential Global Portfolio                    09/00        -31.66%        N/A          N/A        -43.96%
Prudential Stock Index Portfolio               09/00        -28.75%        N/A          N/A        -36.90%
Prudential Value Portfolio                     02/02           N/A         N/A          N/A        -23.26%
SP Aggressive Growth Asset Allocation
  Portfolio                                    09/00        -28.71%        N/A          N/A        -40.00%
SP AIM Aggressive Growth Portfolio             09/00        -27.52%        N/A          N/A        -47.38%
SP AIM Core Equity Portfolio                   09/00        -21.85%        N/A          N/A        -44.01%
SP Alliance Large Cap Growth Portfolio         09/00        -37.62%        N/A          N/A        -48.23%
SP Alliance Technology Portfolio               09/00        -47.62%        N/A          N/A        -64.28%
SP Balanced Asset Allocation Portfolio         09/00        -18.37%        N/A          N/A        -21.30%
SP Conservative Asset Allocation Portfolio     09/00        -12.66%        N/A          N/A        -11.06%
SP Davis Value Portfolio                       09/00        -22.33%        N/A          N/A        -25.44%
SP Deutsche International Equity Portfolio     09/00        -23.78%        N/A          N/A        -38.59%
SP Growth Asset Allocation Portfolio           09/00        -23.89%        N/A          N/A        -31.39%
SP INVESCO Small Company Growth Portfolio      09/00        -36.71%        N/A          N/A        -50.03%
SP Jennison International Growth Portfolio     09/00        -29.12%        N/A          N/A        -56.29%
SP Large Cap Value Portfolio                   09/00        -22.99%        N/A          N/A        -22.70%
SP MFS Capital Opportunities Portfolio         09/00        -35.13%        N/A          N/A        -48.44%
SP Mid Cap Growth Portfolio                    09/00        -52.54%        N/A          N/A        -56.48%
SP PIMCO High Yield Portfolio                  09/00         -6.71%        N/A          N/A         -2.18%
SP PIMCO Total Return Portfolio                09/00          2.40%        N/A          N/A         11.99%
SP Prudential U.S. Emerging Growth
  Portfolio                                    09/00        -38.49%        N/A          N/A        -51.45%
SP Small/Mid Cap Value Portfolio               09/00        -21.04%        N/A          N/A         -8.21%
SP Strategic Partners Focused Growth
  Portfolio                                    09/00        -31.76%        N/A          N/A        -48.24%
Janus Aspen Series--Growth Portfolio
  Service Shares                               09/00        -33.21%        N/A          N/A        -52.76%

     Table 2 below depicts the SEC-standardized average annual total return on hypothetical investments of $1,000 for periods ended December 31, 2002 in each subaccount (other than the Money Market Subaccount and the subaccounts for the Prudential Value and Prudential Equity Portfolios). These figures assume withdrawal at the end of the period indicated, and thus reflect deferred sales charges imposed under the Contract Without Credit.

                                    TABLE 2
                    STANDARDIZED AVERAGE ANNUAL TOTAL RETURN
                            STRATEGIC PARTNERS PLUS

                                                                          FIVE         TEN        FROM DATE
                                                           ONE YEAR      YEARS        YEARS      ESTABLISHED
                   FUND                        DATE         ENDED        ENDED        ENDED        THROUGH
                PORTFOLIO                   ESTABLISHED   12/31/2002   12/31/2002   12/31/2002   12/31/2002
                ---------                   -----------   ----------   ----------   ----------   -----------
Jennison Portfolio                             05/01        -37.38%        N/A          N/A        -45.08%
Prudential Equity Portfolio                    02/02           N/A         N/A          N/A        -24.50%
Prudential Global Portfolio                    05/01        -31.66%        N/A          N/A        -41.76%
Prudential Stock Index Portfolio               05/01        -28.75%        N/A          N/A        -35.48%
Prudential Value Portfolio                     02/02           N/A         N/A          N/A        -23.26%
SP Aggressive Growth Asset Allocation
  Portfolio                                    05/01        -28.71%        N/A          N/A        -37.48%
SP AIM Aggressive Growth Portfolio             05/01        -27.52%        N/A          N/A        -37.43%
SP AIM Core Equity Portfolio                   05/01        -21.85%        N/A          N/A        -33.71%
SP Alliance Large Cap Growth Portfolio         05/01        -37.62%        N/A          N/A        -44.39%
SP Alliance Technology Portfolio               05/01        -47.62%        N/A          N/A        -55.55%
SP Balanced Asset Allocation Portfolio         05/01        -18.37%        N/A          N/A        -22.38%
SP Conservative Asset Allocation Portfolio     05/01        -12.66%        N/A          N/A        -13.88%
SP Davis Value Portfolio                       05/01        -22.33%        N/A          N/A        -29.40%
SP Deutsche International Equity Portfolio     05/01        -23.78%        N/A          N/A        -34.24%
SP Growth Asset Allocation Portfolio           05/01        -23.89%        N/A          N/A        -30.48%
SP INVESCO Small Company Growth Portfolio      05/01        -36.71%        N/A          N/A        -41.46%
SP Jennison International Growth Portfolio     05/01        -29.12%        N/A          N/A        -44.86%
SP Large Cap Value Portfolio                   05/01        -22.99%        N/A          N/A        -30.20%
SP MFS Capital Opportunities Portfolio         05/01        -35.13%        N/A          N/A        -47.35%
SP Mid Cap Growth Portfolio                    05/01        -52.54%        N/A          N/A        -61.73%
SP PIMCO High Yield Portfolio                  05/01         -6.71%        N/A          N/A         -5.28%
SP PIMCO Total Return Portfolio                05/01          2.40%        N/A          N/A          7.43%
SP Prudential U.S. Emerging Growth
  Portfolio                                    05/01        -38.49%        N/A          N/A        -46.89%
SP Small/Mid Cap Value Portfolio               05/01        -21.04%        N/A          N/A        -23.37%
SP Strategic Partners Focused Growth
  Portfolio                                    05/01        -31.76%        N/A          N/A        -41.44%
Evergreen VA Blue Chip Fund                    05/01        -28.61%        N/A          N/A        -34.91%
Evergreen VA Capital Growth Fund               05/01        -29.07%        N/A          N/A        -36.78%
Evergreen VA Foundation Fund                   05/01        -16.38%        N/A          N/A        -19.77%
Evergreen VA Global Leaders Fund               05/01        -26.84%        N/A          N/A        -32.13%
Evergreen VA Growth Fund                       05/01        -33.39%        N/A          N/A        -33.56%
Evergreen VA Masters Fund                      05/01        -33.09%        N/A          N/A        -41.97%
Evergreen VA Omega Fund                        05/01        -31.88%        N/A          N/A        -38.63%
Evergreen VA Small Cap Value Fund              05/01        -19.28%        N/A          N/A        -13.62%
Janus Aspen Series--Growth Portfolio
  Service Shares                               05/01        -33.21%        N/A          N/A        -47.35%

     Table 3 below shows the average annual rates of total return on hypothetical investments of $1,000 for periods ended December 31, 2002 in each subaccount (other than the Money Market Subaccount). These figures assume withdrawal of the investments at the end of the period other than to effect an annuity under the Contract. This table assumes deferred sales charges.

                                    TABLE 3
                  NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

                                                                          FIVE         TEN        FROM DATE
                                                           ONE YEAR      YEARS        YEARS      ESTABLISHED
                   FUND                        DATE         ENDED        ENDED        ENDED        THROUGH
                PORTFOLIO                   ESTABLISHED   12/31/2002   12/31/2002   12/31/2002   12/31/2002
                ---------                   -----------   ----------   ----------   ----------   -----------
Jennison Portfolio                             05/95        -37.38%       -3.65%        N/A          5.84%
Prudential Equity Portfolio                    06/83        -28.89%       -4.45%       9.20%         9.19%
Prudential Global Portfolio                    09/88        -31.66%       -3.02%       8.37%         4.48%
Prudential Stock Index Portfolio               10/87        -28.75%       -2.57%      10.41%        11.30%
Prudential Value Portfolio                     02/88        -28.52%       -2.44%      10.62%         9.13%
SP Aggressive Growth Asset Allocation
  Portfolio                                    09/00        -28.71%         N/A         N/A        -21.56%
SP AIM Aggressive Growth Portfolio             09/00        -27.52%         N/A         N/A        -26.58%
SP AIM Core Equity Portfolio                   09/00        -21.85%         N/A         N/A        -24.26%
SP Alliance Large Cap Growth Portfolio         09/00        -37.62%         N/A         N/A        -27.17%
SP Alliance Technology Portfolio               09/00        -47.62%         N/A         N/A        -39.13%
SP Balanced Asset Allocation Portfolio         09/00        -18.37%         N/A         N/A         -9.79%
SP Conservative Asset Allocation Portfolio     09/00        -12.66%         N/A         N/A         -3.81%
SP Davis Value Portfolio                       09/00        -22.33%         N/A         N/A        -12.30%
SP Deutsche International Equity Portfolio     09/00        -23.78%         N/A         N/A        -20.63%
SP Growth Asset Allocation Portfolio           09/00        -23.89%         N/A         N/A        -15.99%
SP INVESCO Small Company Growth Portfolio      09/00        -36.71%         N/A         N/A        -28.44%
SP Jennison International Growth Portfolio     09/00        -29.12%         N/A         N/A        -32.99%
SP Large Cap Value Portfolio                   09/00        -22.99%         N/A         N/A        -10.64%
SP MFS Capital Opportunities Portfolio         09/00        -35.13%         N/A         N/A        -27.32%
SP Mid Cap Growth Portfolio                    09/00        -52.54%         N/A         N/A        -33.13%
SP PIMCO High Yield Portfolio                  09/00         -6.71%         N/A         N/A          1.15%
SP PIMCO Total Return Portfolio                09/00          2.40%         N/A         N/A          8.71%
SP Prudential U.S. Emerging Growth
  Portfolio                                    09/00        -38.49%         N/A         N/A        -29.46%
SP Small/Mid Cap Value Portfolio               09/00        -21.04%         N/A         N/A         -2.20%
SP Strategic Partners Focused Growth
  Portfolio                                    09/00        -31.76%         N/A         N/A        -27.18%
Evergreen VA Blue Chip Fund                    04/00        -28.61%         N/A         N/A        -19.38%
Evergreen VA Capital Growth Fund               03/98        -29.07%         N/A         N/A         -4.79%
Evergreen VA Foundation Fund                   03/96        -16.38%      -20.65%        N/A        -16.42%
Evergreen VA Global Leaders Fund               03/97        -26.84%       -7.49%        N/A         -5.47%
Evergreen VA Growth Fund                       03/98        -33.39%         N/A         N/A         -8.94%
Evergreen VA Masters Fund                      01/99        -33.09%         N/A         N/A        -10.87%
Evergreen VA Omega Fund                        03/97        -31.88%       -2.58%        N/A         -0.31%
Evergreen VA Small Cap Value Fund              05/98        -19.28%         N/A         N/A         -5.30%
Janus Aspen Series--Growth Portfolio
  Service Shares                               11/95        -33.21%       -3.63%        N/A          2.99%

     Table 4 shows the average annual rates of return using the same assumptions as in Table 3, but assumes that the investments are not withdrawn at the end of the period. This table assumes no deferred sales charges.

                                    TABLE 4
      NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN ASSUMING NO WITHDRAWAL

                                                                            FIVE         TEN        FROM DATE
                                                             ONE YEAR      YEARS        YEARS      ESTABLISHED
                    FUND                         DATE         ENDED        ENDED        ENDED        THROUGH
                 PORTFOLIO                    ESTABLISHED   12/31/2002   12/31/2002   12/31/2002   12/31/2002
                 ---------                    -----------   ----------   ----------   ----------   -----------
Jennison Portfolio                               05/95        -31.98%       -3.24%         N/A         5.84%
Prudential Equity Portfolio                      06/83        -23.49%       -4.02%        6.32%        9.19%
Prudential Global Portfolio                      09/88        -26.26%       -2.62%        5.13%        4.48%
Prudential Stock Index Portfolio                 10/87        -23.35%       -2.17%        7.52%       11.30%
Prudential Value Portfolio                       02/88        -23.12%       -2.05%        7.76%        9.13%
SP Aggressive Growth Asset Allocation
  Portfolio                                      09/00        -23.31%         N/A          N/A       -21.56%
SP AIM Aggressive Growth Portfolio               09/00        -22.12%         N/A          N/A       -26.58%
SP AIM Core Equity Portfolio                     09/00        -16.45%         N/A          N/A       -24.26%
SP Alliance Large Cap Growth Portfolio           09/00        -32.22%         N/A          N/A       -27.17%
SP Alliance Technology Portfolio                 09/00        -42.22%         N/A          N/A       -39.13%
SP Balanced Asset Allocation Portfolio           09/00        -12.97%         N/A          N/A        -9.79%
SP Conservative Asset Allocation Portfolio       09/00         -7.26%         N/A          N/A        -3.81%
SP Davis Value Portfolio                         09/00        -16.93%         N/A          N/A       -12.30%
SP Deutsche International Equity Portfolio       09/00        -18.38%         N/A          N/A       -20.63%
SP Growth Asset Allocation Portfolio             09/00        -18.49%         N/A          N/A       -15.99%
SP INVESCO Small Company Growth Portfolio        09/00        -31.31%         N/A          N/A       -28.44%
SP Jennison International Growth Portfolio       09/00        -23.72%         N/A          N/A       -32.99%
SP Large Cap Value Portfolio                     09/00        -17.59%         N/A          N/A       -10.64%
SP MFS Capital Opportunities Portfolio           09/00        -29.73%         N/A          N/A       -27.32%
SP Mid Cap Growth Portfolio                      09/00        -47.14%         N/A          N/A       -33.13%
SP PIMCO High Yield Portfolio                    09/00         -1.31%         N/A          N/A         1.15%
SP PIMCO Total Return Portfolio                  09/00          7.80%         N/A          N/A         8.71%
SP Prudential U.S. Emerging Growth Portfolio     09/00        -33.09%         N/A          N/A       -29.46%
SP Small/Mid Cap Value Portfolio                 09/00        -15.64%         N/A          N/A        -2.20%
SP Strategic Partners Focused Growth
  Portfolio                                      09/00        -26.36%         N/A          N/A       -27.18%
Evergreen VA Blue Chip Fund                      04/00        -23.21%         N/A          N/A       -19.38%
Evergreen VA Capital Growth Fund                 03/98        -23.67%         N/A          N/A        -4.79%
Evergreen VA Foundation Fund                     03/96        -10.98%      -19.76%         N/A       -16.42%
Evergreen VA Global Leaders Fund                 03/97        -21.44%       -7.00%         N/A        -5.47%
Evergreen VA Growth Fund                         03/98        -27.99%         N/A          N/A        -8.94%
Evergreen VA Masters Fund                        01/99        -27.69%         N/A          N/A       -10.87%
Evergreen VA Omega Fund                          03/97        -26.48%       -2.19%         N/A        -0.31%
Evergreen VA Small Cap Value Fund                05/98        -13.88%         N/A          N/A        -5.30%
Janus Aspen Series--Growth Portfolio Service
  Shares                                         11/95        -27.81%       -3.21%         N/A         2.99%

     Table 5 shows the cumulative total return for subaccounts investing in portfolios having performance history of at least one year, assuming no withdrawal. This table assumes no deferred sales charge.

                                    TABLE 5
                 CUMULATIVE TOTAL RETURN ASSUMING NO WITHDRAWAL

                                                                                                    FROM DATE
                                                             ONE YEAR    FIVE YEARS   TEN YEARS    ESTABLISHED
                    FUND                         DATE         ENDED        ENDED        ENDED        THROUGH
                 PORTFOLIO                    ESTABLISHED   12/31/2002   12/31/2002   12/31/2002   12/31/2002
                 ---------                    -----------   ----------   ----------   ----------   -----------
Jennison Portfolio                               05/95        -31.98%      -15.19%         N/A       126.99%
Prudential Equity Portfolio                      06/83        -23.49%      -18.56%      141.01%      629.82%
Prudential Global Portfolio                      09/88        -26.26%      -12.43%      123.47%      153.48%
Prudential Stock Index Portfolio                 10/87        -23.35%      -10.39%      169.17%      563.82%
Prudential Value Portfolio                       02/88        -23.12%       -9.83%      174.42%      376.52%
SP Aggressive Growth Asset Allocation
  Portfolio                                      09/00        -23.31%         N/A          N/A       -24.89%
SP AIM Aggressive Growth Portfolio               09/00        -22.12%         N/A          N/A       -36.33%
SP AIM Growth And Income Portfolio               09/00        -16.45%         N/A          N/A       -36.30%
SP Alliance Large Cap Growth Portfolio           09/00        -32.22%         N/A          N/A       -28.19%
SP Alliance Technology Portfolio                 09/00        -42.22%         N/A          N/A       -43.93%
SP Balanced Asset Allocation Portfolio           09/00        -12.97%         N/A          N/A        -9.08%
SP Conservative Asset Allocation Portfolio       09/00         -7.26%         N/A          N/A        -1.29%
SP Davis Value Portfolio                         09/00        -16.93%         N/A          N/A       -10.64%
SP Deutsche International Equity Portfolio       09/00        -18.38%         N/A          N/A       -27.50%
SP Growth Asset Allocation Portfolio             09/00        -18.49%         N/A          N/A       -17.42%
SP INVESCO Small Company Growth Portfolio        09/00        -31.31%         N/A          N/A       -31.91%
SP Jennison International Growth Portfolio       09/00        -23.72%         N/A          N/A       -47.16%
SP Large Cap Value Portfolio                     09/00        -17.59%         N/A          N/A        -6.01%
SP MFS Capital Opportunities Portfolio           09/00        -29.73%         N/A          N/A       -31.05%
SP Mid Cap Growth Portfolio                      09/00        -47.14%         N/A          N/A       -24.15%
SP PIMCO High Yield Portfolio                    09/00         -1.31%         N/A          N/A         4.00%
SP PIMCO Total Return Portfolio                  09/00          7.80%         N/A          N/A        12.15%
SP Prudential U.S. Emerging Growth Portfolio     09/00        -33.09%         N/A          N/A       -32.33%
SP Small/Mid-Cap Value Portfolio                 09/00        -15.64%         N/A          N/A        12.68%
SP Strategic Partners Focused Growth
  Portfolio                                      09/00        -26.36%         N/A          N/A       -33.92%
Evergreen VA Blue Chip Fund                      04/00        -23.67%         N/A          N/A       -26.85%
Evergreen VA Capital Growth Fund                 03/98        -23.21%         N/A          N/A         3.50%
Evergreen VA Foundation Fund                     03/96        -10.98%      -66.84%         N/A       -67.07%
Evergreen VA Global Leaders Fund                 03/97        -21.44%      -30.71%         N/A        -8.61%
Evergreen VA Growth Fund                         03/98        -27.99%         N/A          N/A       -11.43%
Evergreen VA Masters Fund                        01/99        -27.69%         N/A          N/A       -12.38%
Evergreen VA Omega Fund                          03/97        -26.48%      -11.09%         N/A        32.62%
Evergreen VA Small Cap Value Fund                05/98        -13.88%         N/A          N/A       -10.67%
Janus Aspen Series--Growth Portfolio Service
  Shares                                         11/95        -27.81%      -15.06%         N/A        70.64%

     The following five tables assume a daily insurance and administrative charge equal to 1.70% on an annual basis, a charge for the guaranteed minimum income benefit equal to 0.25% on an annual basis of the "roll-up value" as defined in the prospectus, and an Earnings Appreciator charge of 0.15% of the contract value.

                                    TABLE 1
                    STANDARDIZED AVERAGE ANNUAL TOTAL RETURN
                         STRATEGIC PARTNERS ANNUITY ONE

                                                                            FIVE         TEN        FROM DATE
                                                             ONE YEAR      YEARS        YEARS      ESTABLISHED
                    FUND                         DATE         ENDED        ENDED        ENDED        THROUGH
                 PORTFOLIO                    ESTABLISHED   12/31/2002   12/31/2002   12/31/2002   12/31/2002
                 ---------                    -----------   ----------   ----------   ----------   -----------
Jennison Portfolio                               09/00        -37.95%       N/A          N/A         -52.46%
Prudential Equity Portfolio                      09/00           N/A        N/A          N/A         -25.10%
Prudential Global Portfolio                      09/00        -32.25%       N/A          N/A         -45.07%
Prudential Stock Index Portfolio                 09/00        -29.35%       N/A          N/A         -38.07%
Prudential Value Portfolio                       09/00           N/A        N/A          N/A         -23.86%
SP Aggressive Growth Asset Allocation
  Portfolio                                      09/00        -29.32%       N/A          N/A         -41.15%
SP AIM Aggressive Growth Portfolio               09/00        -28.13%       N/A          N/A         -48.48%
SP AIM Core Equity Portfolio                     09/00        -22.48%       N/A          N/A         -45.16%
SP Alliance Large Cap Growth Portfolio           09/00        -38.19%       N/A          N/A         -49.30%
SP Alliance Technology Portfolio                 09/00        -48.14%       N/A          N/A         -65.21%
SP Balanced Asset Allocation Portfolio           09/00        -19.03%       N/A          N/A         -22.63%
SP Conservative Asset Allocation Portfolio       09/00        -13.33%       N/A          N/A         -12.48%
SP Davis Value Portfolio                         09/00        -22.97%       N/A          N/A         -26.71%
SP Deutsche International Equity Portfolio       09/00        -24.41%       N/A          N/A         -39.77%
SP Growth Asset Allocation Portfolio             09/00        -24.52%       N/A          N/A         -32.62%
SP INVESCO Small Company Growth Portfolio        09/00        -37.27%       N/A          N/A         -51.08%
SP Jennison International Growth Portfolio       09/00        -29.71%       N/A          N/A         -57.31%
SP Large Cap Value Portfolio                     09/00        -23.62%       N/A          N/A         -24.00%
SP MFS Capital Opportunities Portfolio           09/00        -35.70%       N/A          N/A         -49.50%
SP Mid Cap Growth Portfolio                      09/00        -53.04%       N/A          N/A         -57.43%
SP PIMCO High Yield Portfolio                    09/00         -7.40%       N/A          N/A          -3.71%
SP PIMCO Total Return Portfolio                  09/00         -1.29%       N/A          N/A           5.30%
SP Prudential U.S. Emerging Growth Portfolio     09/00        -39.06%       N/A          N/A         -52.50%
SP Small/Mid Cap Value Portfolio                 09/00        -21.68%       N/A          N/A         -11.76%
SP Strategic Partners Focused Growth
  Portfolio                                      09/00        -32.35%       N/A          N/A         -49.34%
Janus Aspen Series--Growth Portfolio Service
  Shares                                         09/00        -33.79%       N/A          N/A         -53.80%

                                    TABLE 2
                    STANDARDIZED AVERAGE ANNUAL TOTAL RETURN
                            STRATEGIC PARTNERS PLUS

                                                                                                    FROM DATE
                                                             ONE YEAR    FIVE YEARS   TEN YEARS    ESTABLISHED
                    FUND                         DATE         ENDED        ENDED        ENDED        THROUGH
                 PORTFOLIO                    ESTABLISHED   12/31/2002   12/31/2002   12/31/2002   12/31/2002
                 ---------                    -----------   ----------   ----------   ----------   -----------
Jennison Portfolio                               05/01        -37.95%       N/A          N/A         -27.69%
Prudential Equity Portfolio                      05/01           N/A        N/A          N/A         -22.24%
Prudential Global Portfolio                      05/01        -32.25%       N/A          N/A         -25.91%
Prudential Stock Index Portfolio                 05/01        -29.35%       N/A          N/A         -20.48%
Prudential Value Portfolio                       05/01           N/A        N/A          N/A         -21.04%
SP Aggressive Growth Asset Allocation
  Portfolio                                      05/01        -29.32%       N/A          N/A         -22.36%
SP AIM Aggressive Growth Portfolio               05/01        -28.13%       N/A          N/A         -21.34%
SP AIM Core Equity Portfolio                     05/01        -22.48%       N/A          N/A         -19.55%
SP Alliance Large Cap Growth Portfolio           05/01        -38.19%       N/A          N/A         -27.26%
SP Alliance Technology Portfolio                 05/01        -48.14%       N/A          N/A         -36.84%
SP Balanced Asset Allocation Portfolio           05/01        -19.03%       N/A          N/A         -11.63%
SP Conservative Asset Allocation Portfolio       05/01        -13.33%       N/A          N/A          -6.04%
SP Davis Value Portfolio                         05/01        -22.97%       N/A          N/A         -15.67%
SP Deutsche International Equity Portfolio       05/01        -24.41%       N/A          N/A         -20.88%
SP Growth Asset Allocation Portfolio             05/01        -24.52%       N/A          N/A         -17.27%
SP INVESCO Small Company Growth Portfolio        05/01        -37.27%       N/A          N/A         -24.51%
SP Jennison International Growth Portfolio       05/01        -29.71%       N/A          N/A         -30.12%
SP Large Cap Value Portfolio                     05/01        -23.62%       N/A          N/A         -15.83%
SP MFS Capital Opportunities Portfolio           05/01        -35.70%       N/A          N/A         -29.40%
SP Mid Cap Growth Portfolio                      05/01        -53.04%       N/A          N/A         -40.36%
SP PIMCO High Yield Portfolio                    05/01         -7.40%       N/A          N/A          -0.78%
SP PIMCO Total Return Portfolio                  05/01         -1.29%       N/A          N/A           4.60%
SP Prudential U.S. Emerging Growth Portfolio     05/01        -39.06%       N/A          N/A         -28.22%
SP Small/Mid Cap Value Portfolio                 05/01        -21.68%       N/A          N/A         -10.45%
SP Strategic Partners Focused Growth
  Portfolio                                      05/01        -32.35%       N/A          N/A         -24.81%
Evergreen VA Blue Chip Fund                      05/01        -29.21%       N/A          N/A         -20.14%
Evergreen VA Capital Growth Fund                 05/01        -29.67%       N/A          N/A         -20.58%
Evergreen VA Foundation Fund                     05/01        -17.06%       N/A          N/A         -10.29%
Evergreen VA Global Leaders Fund                 05/01        -27.45%       N/A          N/A         -18.87%
Evergreen VA Growth Fund                         05/01        -33.99%       N/A          N/A         -19.03%
Evergreen VA Masters Fund                        05/01        -33.68%       N/A          N/A         -24.84%
Evergreen VA Omega Fund                          05/01        -32.48%       N/A          N/A         -21.99%
Evergreen VA Small Cap Value Fund                05/01        -19.93%       N/A          N/A          -5.89%
Janus Aspen Series--Growth Portfolio Service
  Shares                                         05/01        -33.79%       N/A          N/A         -29.62%

     Table 3 below shows the average annual rates of total return on hypothetical investments of $1,000 for periods ended December 31, 2002 in each subaccount (other than the Money Market Subaccount). These figures assume withdrawal of the investments at the end of the period other than to effect an annuity under the Contract. This table assumes deferred sales charges.

                                    TABLE 3
                  NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

                                                                                                    FROM DATE
                                                             ONE YEAR    FIVE YEARS   TEN YEARS    ESTABLISHED
                    FUND                         DATE         ENDED        ENDED        ENDED        THROUGH
                 PORTFOLIO                    ESTABLISHED   12/31/2002   12/31/2002   12/31/2002   12/31/2002
                 ---------                    -----------   ----------   ----------   ----------   -----------
Jennison Portfolio                               05/95        -37.95%       -5.43%        N/A          3.21%
Prudential Equity Portfolio                      06/83        -29.49%       -6.24%       6.73%         6.47%
Prudential Global Portfolio                      09/88        -32.25%       -4.81%       5.93%         1.93%
Prudential Stock Index Portfolio                 10/87        -29.35%       -4.37%       7.92%         8.34%
Prudential Value Portfolio                       02/88        -29.13%       -4.26%       8.12%         6.39%
SP Aggressive Growth Asset Allocation
  Portfolio                                      09/00        -29.32%         N/A         N/A        -22.33%
SP AIM Aggressive Growth Portfolio               09/00        -28.13%         N/A         N/A        -27.34%
SP AIM Core Equity Portfolio                     09/00        -22.48%         N/A         N/A        -25.04%
SP Alliance Large Cap Growth Portfolio           09/00        -38.19%         N/A         N/A        -27.93%
SP Alliance Technology Portfolio                 09/00        -48.14%         N/A         N/A        -39.87%
SP Balanced Asset Allocation Portfolio           09/00        -19.03%         N/A         N/A        -10.59%
SP Conservative Asset Allocation Portfolio       09/00        -13.33%         N/A         N/A         -4.63%
SP Davis Value Portfolio                         09/00        -22.97%         N/A         N/A        -13.08%
SP Deutsche International Equity Portfolio       09/00        -24.41%         N/A         N/A        -21.41%
SP Growth Asset Allocation Portfolio             09/00        -24.52%         N/A         N/A        -16.77%
SP INVESCO Small Company Growth Portfolio        09/00        -37.27%         N/A         N/A        -29.19%
SP Jennison International Growth Portfolio       09/00        -29.71%         N/A         N/A        -33.75%
SP Large Cap Value Portfolio                     09/00        -23.62%         N/A         N/A        -11.42%
SP MFS Capital Opportunities Portfolio           09/00        -35.70%         N/A         N/A        -28.07%
SP Mid Cap Growth Portfolio                      09/00        -53.04%         N/A         N/A        -33.84%
SP PIMCO High Yield Portfolio                    09/00         -7.40%         N/A         N/A          0.31%
SP PIMCO Total Return Portfolio                  09/00         -1.29%         N/A         N/A          5.19%
SP Prudential U.S. Emerging Growth Portfolio     09/00        -39.06%         N/A         N/A        -30.21%
SP Small/Mid Cap Value Portfolio                 09/00        -21.68%         N/A         N/A         -4.21%
SP Strategic Partners Focused Growth
  Portfolio                                      09/00        -32.35%         N/A         N/A        -27.95%
Evergreen VA Blue Chip Fund                      04/00        -29.21%         N/A         N/A        -20.09%
Evergreen VA Capital Growth Fund                 03/98        -29.67%         N/A         N/A         -6.60%
Evergreen VA Foundation Fund                     03/96        -17.06%      -21.53%        N/A        -17.20%
Evergreen VA Global Leaders Fund                 03/97        -27.45%       -9.25%        N/A         -7.07%
Evergreen VA Growth Fund                         03/98        -33.99%         N/A         N/A        -10.71%
Evergreen VA Masters Fund                        01/99        -33.68%         N/A         N/A        -12.19%
Evergreen VA Omega Fund                          03/97        -32.48%       -4.38%        N/A         -2.43%
Evergreen VA Small Cap Value Fund                05/98        -19.93%         N/A         N/A         -6.63%
Janus Aspen Series--Growth Portfolio Service
  Shares                                         11/95        -33.79%       -5.40%        N/A          0.64%

     Table 4 shows the average annual rates of return using the same assumptions as in Table 3 on the previous page, but assumes that the investments are not withdrawn at the end of the period. This table assumes no deferred sales charges.

                                    TABLE 4
      NON-STANDARDIZED AVERAGE ANNUAL TOTAL RETURN ASSUMING NO WITHDRAWAL

                                                                          FIVE         TEN        FROM DATE
                                                           ONE YEAR      YEARS        YEARS      ESTABLISHED
                   FUND                        DATE         ENDED        ENDED        ENDED        THROUGH
                PORTFOLIO                   ESTABLISHED   12/31/2002   12/31/2002   12/31/2002   12/31/2002
                ---------                   -----------   ----------   ----------   ----------   -----------
Jennison Portfolio                             05/95        -32.55%       -4.99%        N/A          3.21%
Prudential Equity Portfolio                    06/83        -24.09%       -5.78%       3.85%         6.47%
Prudential Global Portfolio                    09/88        -26.85%       -4.38%       2.69%         1.93%
Prudential Stock Index Portfolio               10/87        -23.95%       -3.94%       5.03%         8.34%
Prudential Value Portfolio                     02/88        -23.73%       -3.83%       5.26%         6.39%
SP Aggressive Growth Asset Allocation
  Portfolio                                    09/00        -23.92%         N/A         N/A        -22.33%
SP AIM Aggressive Growth Portfolio             09/00        -22.73%         N/A         N/A        -27.34%
SP AIM Core Equity Portfolio                   09/00        -17.08%         N/A         N/A        -25.04%
SP Alliance Large Cap Growth Portfolio         09/00        -32.79%         N/A         N/A        -27.93%
SP Alliance Technology Portfolio               09/00        -42.74%         N/A         N/A        -39.87%
SP Balanced Asset Allocation Portfolio         09/00        -13.63%         N/A         N/A        -10.59%
SP Conservative Asset Allocation Portfolio     09/00         -7.93%         N/A         N/A         -4.63%
SP Davis Value Portfolio                       09/00        -17.57%         N/A         N/A        -13.08%
SP Deutsche International Equity Portfolio     09/00        -19.01%         N/A         N/A        -21.41%
SP Growth Asset Allocation Portfolio           09/00        -19.12%         N/A         N/A        -16.77%
SP INVESCO Small Company Growth Portfolio      09/00        -31.87%         N/A         N/A        -29.19%
SP Jennison International Growth Portfolio     09/00        -24.31%         N/A         N/A        -33.75%
SP Large Cap Value Portfolio                   09/00        -18.22%         N/A         N/A        -11.42%
SP MFS Capital Opportunities Portfolio         09/00        -30.30%         N/A         N/A        -28.07%
SP Mid Cap Growth Portfolio                    09/00        -47.64%         N/A         N/A        -33.84%
SP PIMCO High Yield Portfolio                  09/00         -2.00%         N/A         N/A          0.31%
SP PIMCO Total Return Portfolio                09/00          4.11%         N/A         N/A          5.19%
SP Prudential U.S. Emerging Growth
  Portfolio                                    09/00        -33.66%         N/A         N/A        -30.21%
SP Small/Mid Cap Value Portfolio               09/00        -16.28%         N/A         N/A         -4.21%
SP Strategic Partners Focused Growth
  Portfolio                                    09/00        -26.95%         N/A         N/A        -27.95%
Evergreen VA Blue Chip Fund                    04/00        -23.81%         N/A         N/A        -20.09%
Evergreen VA Capital Growth Fund               03/98        -24.27%         N/A         N/A         -6.60%
Evergreen VA Foundation Fund                   03/96        -11.66%      -20.60%        N/A        -17.20%
Evergreen VA Global Leaders Fund               03/97        -22.05%       -8.73%        N/A         -7.07%
Evergreen VA Growth Fund                       03/98        -28.59%         N/A         N/A        -10.71%
Evergreen VA Masters Fund                      01/99        -28.28%         N/A         N/A        -12.19%
Evergreen VA Omega Fund                        03/97        -27.08%       -3.95%        N/A         -2.43%
Evergreen VA Small Cap Value Fund              05/98        -14.53%         N/A         N/A         -6.63%
Janus Aspen Series--Growth Portfolio
  Service Shares                               11/95        -28.39%       -4.96%        N/A          0.64%

     Table 5 shows the cumulative total return for subaccounts investing in portfolios having performance history of at least one year, assuming no withdrawal. This table assumes no deferred sales charges.

                                    TABLE 5
                 CUMULATIVE TOTAL RETURN ASSUMING NO WITHDRAWAL

                                                                          FIVE         TEN        FROM DATE
                                                           ONE YEAR      YEARS        YEARS      ESTABLISHED
                   FUND                        DATE         ENDED        ENDED        ENDED        THROUGH
                PORTFOLIO                   ESTABLISHED   12/31/2002   12/31/2002   12/31/2002   12/31/2002
                ---------                   -----------   ----------   ----------   ----------   -----------
Jennison Portfolio                             05/95        -32.55%      -22.57%         N/A        88.51%
Prudential Equity Portfolio                    06/83        -24.09%      -25.73%       91.79%      347.44%
Prudential Global Portfolio                    09/88        -26.85%      -20.06%       77.83%       79.33%
Prudential Stock Index Portfolio               10/87        -23.95%      -18.20%      114.21%      342.84%
Prudential Value Portfolio                     02/88        -23.73%      -17.75%      118.36%      227.99%
SP Aggressive Growth Asset Allocation
  Portfolio                                    09/00        -23.92%         N/A          N/A       -25.87%
SP AIM Aggressive Growth Portfolio             09/00        -22.73%         N/A          N/A       -37.21%
SP AIM Core Equity Portfolio                   09/00        -17.08%         N/A          N/A       -37.20%
SP Alliance Large Cap Growth Portfolio         09/00        -32.79%         N/A          N/A       -29.16%
SP Alliance Technology Portfolio               09/00        -42.74%         N/A          N/A       -44.77%
SP Balanced Asset Allocation Portfolio         09/00        -13.63%         N/A          N/A       -10.20%
SP Conservative Asset Allocation Portfolio     09/00         -7.93%         N/A          N/A        -2.47%
SP Davis Value Portfolio                       09/00        -17.57%         N/A          N/A       -11.73%
SP Deutsche International Equity Portfolio     09/00        -19.01%         N/A          N/A       -28.46%
SP Growth Asset Allocation Portfolio           09/00        -19.12%         N/A          N/A       -18.46%
SP INVESCO Small Company Growth Portfolio      09/00        -31.87%         N/A          N/A       -32.85%
SP Jennison International Growth Portfolio     09/00        -24.31%         N/A          N/A       -47.94%
SP Large Cap Value Portfolio                   09/00        -18.22%         N/A          N/A        -7.15%
SP MFS Capital Opportunities Portfolio         09/00        -30.30%         N/A          N/A       -31.97%
SP Mid Cap Growth Portfolio                    09/00        -47.64%         N/A          N/A       -25.14%
SP PIMCO High Yield Portfolio                  09/00         -2.00%         N/A          N/A         2.75%
SP PIMCO Total Return Portfolio                09/00          4.11%         N/A          N/A         7.76%
SP Prudential U.S. Emerging Growth
  Portfolio                                    09/00        -33.66%         N/A          N/A       -33.26%
SP Small/Mid Cap Value Portfolio               09/00        -16.28%         N/A          N/A         8.28%
SP Strategic Partners Focused Growth
  Portfolio                                    09/00        -26.95%         N/A          N/A       -34.85%
Evergreen VA Blue Chip Fund                    04/00        -23.81%         N/A          N/A        -4.78%
Evergreen VA Capital Growth Fund               03/98        -24.27%         N/A          N/A       -27.91%
Evergreen VA Foundation Fund                   03/96        -11.66%      -68.54%         N/A       -68.68%
Evergreen VA Global Leaders Fund               03/97        -22.05%      -36.91%         N/A       -16.56%
Evergreen VA Growth Fund                       03/98        -28.59%         N/A          N/A       -18.60%
Evergreen VA Masters Fund                      01/99        -28.28%         N/A          N/A       -16.61%
Evergreen VA Omega Fund                        03/97        -27.08%      -18.82%         N/A        17.92%
Evergreen VA Small Cap Value Fund              05/98        -14.53%         N/A          N/A       -15.66%
Janus Aspen Series--Growth Portfolio
  Service Shares                               11/95        -28.39%      -22.45%         N/A        45.94%

MONEY MARKET SUBACCOUNT YIELD

     The "yield" and "effective yield" figures for the Money Market Subaccount shown below were calculated using historical investment returns of the Money Market Portfolio of the Prudential Series Fund.

     The "yield" and "effective yield" of the Money Market Subaccount for the seven days ended December 31, 2002 were -0.32% and -0.32%, assuming election of the base death benefit only (1.40% annually). The "yield" and "effective yield" were -0.62% and -0.62%, assuming election of both (a) Guaranteed Minimum Death Benefit Option greater of roll-up and step up (1.70% annually), (b) the Guaranteed Minimum Income Benefit (0.25% annually) and (c) the Earnings Appreciator Benefit (0.15% annually).

     The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from contract owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%.

     The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield = ([base period return + 1] 365/7)-1.

     The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis. Therefore, the stated yields for any given period are not necessarily an indication of future yields.

              COMPARATIVE PERFORMANCE INFORMATION AND ADVERTISING

     Reports or advertising may include comparative performance information, including, but not limited to: (1) comparisons to market indices such as the Dow Jones Industrial Average, the Standard & Poor's 500 Index, the Value Line Composite Index, the Russell 2000 Index, the Morgan Stanley World Index, the Lehman Brothers bond indices; (2) comparisons to other investments, such as certificates of deposit; (3) performance rankings assigned by services such as Morningstar, Inc. and Variable Annuity Research and Data Services (VARDS), and Lipper Analytical Services, Inc.; (4) data presented by analysts such as Dow Jones, A.M. Best, The Bank Rate Monitor National Index; and (5) data in publications such as The Wall Street Journal, The New York Times, Forbes, Barrons, Fortune, Money Magazine, and Financial World.

     Reports or advertising may also include the use of tax deferred compounding charts, hypothetical pay-in illustrations, and charts describing the power of tax deferred compounding on the bonus payment.

                               FEDERAL TAX STATUS

OTHER TAX RULES.

     1.  DIVERSIFICATION.

     The Internal Revenue Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable. Pruco Life believes the underlying variable investment options for the Contract meet these diversification requirements.

     2.  INVESTOR CONTROL.

     Treasury Department regulations do not provide guidance concerning the extent to which you may direct your investment in the particular investment options without causing you, instead of Pruco Life, to be considered the owner of the underlying assets. Because of this uncertainty, Pruco Life reserves the right to make such changes as it deems necessary to assure that the contract qualifies as an annuity for tax purposes. Any such changes will apply uniformly to affected contractowners and will be made with such notice to affected contractowners as is feasible under the circumstances.

     3.  ENTITY OWNERS.

     Where a contract is held by a non-natural person (e.g., a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the contract will not be taxed as an annuity and increases in the value of the contract will be subject to tax.

     4.  PURCHASE PAYMENTS MADE BEFORE AUGUST 14, 1982.

     If your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982, favorable tax rules may apply to certain withdrawals from the contract. Generally, withdrawals are treated as a recovery of your investment in the contract first until purchase payments made before August 14, 1982 are withdrawn. Moreover, any income allocable to purchase payments made before August 14, 1982, is not subject to the 10% tax penalty.

     5.  GENERATION-SKIPPING TRANSFERS.

     If you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

                           STATE SPECIFIC VARIATIONS

     We list below certain limitations and restrictions of the Strategic Partners Annuity One and Strategic Partners Plus contract imposed by state law. If your contract was issued in one of the states listed below, consult your contract for additional details.

          - The transfer fee will never exceed $10 for contracts issued in Florida and Texas.

          - Although we do not have the right to refuse subsequent purchase payments for contracts issued in Maryland, New Jersey, Pennsylvania, or Texas, we do impose a maximum annual purchase payment limit of $2 million and a maximum aggregate purchase payment limit of $7 million.

          - For contracts issued in Pennsylvania, state law prevents us from waiving withdrawal charges because of terminal illness.

          - When you enter the income phase of a contract issued in Maryland, Oregon or Washington:

          - if you select Income Option 1 -- Annuity Payments For A Fixed Period, the minimum period you can elect is 5 years; and

          - Option 3 -- Interest Payment Option is not available

          - The "roll-up" value guaranteed minimum death benefit option is not available for contracts issued in Washington State.

          - We will calculate and deduct the charge for the guaranteed minimum income benefit based solely on the portion of the contract value you have allocated to the variable investment options, for contracts issued in Washington State.

          - Contracts issued in Pennsylvania do not have joint ownership.

          - Non-spousal joint ownership is available for contracts issued in New Jersey only if you choose the base death benefit.

          - The Guaranteed Minimum Income Benefit is not available for contracts issued in North Dakota or Oregon.

                             DIRECTORS AND OFFICERS

     The directors and major officers of Pruco Life, listed with their principal occupations during the past 5 years, are shown below.

                            DIRECTORS OF PRUCO LIFE

     JAMES J. AVERY, JR., Vice Chairman and Director -- President, Prudential Individual Life Insurance since 1998; prior to 1998: Senior Vice President, Chief Actuary and CFO, Prudential Individual Insurance Group.

     VIVIAN L. BANTA, Chairman and Director -- Vice Chairman, Insurance Division, Prudential Financial since 2002; 2000 to 2002: Executive Vice President, Individual Financial Services, U.S. Consumer Group; 1998 to 1999:
Consultant, Individual Financial Services.

     RICHARD J. CARBONE, Director -- Senior Vice President and Chief Financial Officer since 1997.

     HELEN M. GALT, Director -- Company Actuary, Prudential since 1993.

     RONALD P. JOELSON, Director -- Senior Vice President, Prudential Asset, Liability and Risk Management since 1999; prior to 1999: President, Guaranteed Products, Prudential Institutional.

     ANDREW J. MAKO, President and Director -- Vice President, Finance, Insurance Division since 1999; prior to 1999: Vice President, Business Performance Management Group.

     DAVID R. ODENATH, JR., Director -- President, Annuities, since 2003; 1999 to 2003: President, Prudential Investments; prior to 1999: Senior Vice President and Director of Sales, Investment Consulting Group, PaineWebber.

                         OFFICERS WHO ARE NOT DIRECTORS

     SHAUN M. BYRNES, Senior Vice President -- Senior Vice President, Director of Annuities, Prudential Investments since 2001; 2000 to 2001: Senior Vice President, Director of Research, Prudential Investments; 1999 to 2000: Senior Vice President, Director of Mutual Funds, Prudential Investments; prior to 1999:
Vice President, Mutual Funds, Prudential Investments.

     C. EDWARD CHAPLIN, Treasurer -- Senior Vice President and Treasurer, Prudential since 2000; prior to 2000, Vice President and Treasurer, Prudential.

     THOMAS F. HIGGINS, Senior Vice President -- Vice President, Annuity Services, Prudential Individual Financial Services since 1999; 1998 to 1999:
Vice President, Mutual Funds, Prudential Individual Financial Services; prior to 1998: Principal, Mutual Fund Operations, The Vanguard Group.

     CLIFFORD E. KIRSCH, Chief Legal Officer and Secretary -- Chief Counsel, Variable Products, Prudential Law Department since 1995.

     MELODY C. MCDAID, Senior Vice President -- Vice President and Site Executive, Prudential Financial Services Customer Service Office since 1995.

     ESTHER H. MILNES, Senior Vice President -- Vice President and Chief Actuary, Prudential Individual Life Insurance since 1999; prior to 1999: Vice President and Actuary, Prudential Individual Insurance Group.

     JAMES M. O'CONNOR, Senior Vice President and Actuary -- Vice President, Guaranteed Products since 2001; 1998 to 2000: Corporate Vice President, Guaranteed Products; prior to 1998: Corporate Actuary, Prudential Investments.

     SHIRLEY H. SHAO, Senior Vice President and Chief Actuary -- Vice President and Actuary, Prudential since 1996.

     WILLIAM J. ECKERT, IV, Vice President and Chief Accounting Officer -- Vice President, Insurance Division, Prudential Financial since 2002; 2000 to 2002:
Vice President and IFS Controller, Prudential Enterprise Financial Management; 1999 to 2000: Vice President and Individual Life Controller, Prudential Enterprise Financial Management; prior to 1999: Vice President, Accounting, Enterprise Financial Management.

     The business address of all directors and officers of Pruco Life is 213 Washington Street, Newark, New Jersey 07102-2992.

     Pruco Life directors and officers are elected annually.

                              FINANCIAL STATEMENTS

     The following financial statements describe the financial condition of Pruco Life as well as the Pruco Life Flexible Premium Variable Annuity Account. The Pruco Life Flexible Premium Variable Annuity Account includes subaccounts that support the Strategic Partners Annuity One and Strategic Partners Plus contracts, as well as subaccounts supporting other variable annuities issued by Pruco Life.

                             FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENTS OF NET ASSETS
December 31, 2002

                                                                              SUBACCOUNTS
                                            --------------------------------------------------------------------------------

                                              PRUDENTIAL                                       PRUDENTIAL
                                                MONEY         PRUDENTIAL       PRUDENTIAL         STOCK          PRUDENTIAL
                                               MARKET          EQUITY            VALUE            INDEX            GLOBAL
                                              PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO
                                            -------------   -------------    -------------    -------------    -------------
ASSETS
  Investment in the portfolios, at value    $ 492,182,305   $ 371,344,804    $ 315,497,893    $ 506,071,198    $  90,783,389
                                            -------------   -------------    -------------    -------------    -------------
  Net Assets ............................   $ 492,182,305   $ 371,344,804    $ 315,497,893    $ 506,071,198    $  90,783,389
                                            =============   =============    =============    =============    =============

NET ASSETS, representing:
  Accumulation units ....................   $ 492,182,305   $ 371,344,804    $ 315,497,893    $ 506,071,198    $  90,783,389
                                            -------------   -------------    -------------    -------------    -------------
                                            $ 492,182,305   $ 371,344,804    $ 315,497,893    $ 506,071,198    $  90,783,389
                                            =============   =============    =============    =============    =============

  Units outstanding .....................     416,179,436     308,350,995      213,942,267      410,343,936       89,622,369
                                            =============   =============    =============    =============    =============

  Portfolio shares held .................      49,218,231      23,577,448       22,945,301       21,007,522        7,998,536
  Portfolio net asset value per share ...   $       10.00   $       15.75    $       13.75    $       24.09    $       11.35
  Investment in portfolio shares, at cost   $ 492,182,305   $ 678,128,087    $ 483,607,194    $ 724,804,823    $ 167,115,652



STATEMENTS OF OPERATIONS
For the year ended December 31, 2002

                                                                              SUBACCOUNTS
                                            --------------------------------------------------------------------------------

                                              PRUDENTIAL                                       PRUDENTIAL
                                                MONEY         PRUDENTIAL       PRUDENTIAL         STOCK          PRUDENTIAL
                                               MARKET          EQUITY            VALUE            INDEX            GLOBAL
                                              PORTFOLIO       PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO
                                            -------------   -------------    -------------    -------------    -------------
INVESTMENT INCOME
  Dividend income .......................   $   7,612,299   $   3,886,952    $   5,150,628    $   7,416,505    $   1,197,102
                                            -------------   -------------    -------------    -------------    -------------

EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk and
    for administration ..................       7,165,423       6,578,518        5,520,428        8,748,914        1,586,497
                                            -------------   -------------    -------------    -------------    -------------

NET INVESTMENT INCOME (LOSS) ............         446,876      (2,691,566)        (369,800)      (1,332,409)        (389,395)
                                            -------------   -------------    -------------    -------------    -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
  Capital gains distributions received ..               0               0                0        5,231,877                0
  Realized gain (loss) on shares redeemed               0     (64,150,308)     (32,276,875)     (38,730,507)     (13,852,186)
  Net change in unrealized gain (loss)
    on investments ......................               0     (61,865,627)     (74,635,906)    (137,153,904)     (19,932,167)
                                            -------------   -------------    -------------    -------------    -------------

NET GAIN (LOSS) ON INVESTMENTS ..........               0    (126,015,935)    (106,912,781)    (170,652,534)     (33,784,353)
                                            -------------   -------------    -------------    -------------    -------------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ............   $     446,876   $(128,707,501)   $(107,282,581)   $(171,984,943)   $ (34,173,748)
                                            =============   =============    =============    =============    =============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A1

                                                     SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------------------------------------
                    PRUDENTIAL                                         PRUDENTIAL                                       JANUS ASPEN
                    SP ALLIANCE      PRUDENTIAL       PRUDENTIAL       SP INVESCO      PRUDENTIAL       PRUDENTIAL        GROWTH
  PRUDENTIAL        LARGE CAP        SP DAVIS     SP SMALL/MID CAP   SMALL COMPANY      SP PIMCO         SP PIMCO        PORTFOLIO -
  JENNISON           GROWTH            VALUE            VALUE            GROWTH       TOTAL RETURN      HIGH YIELD        SERVICE
  PORTFOLIO         PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO       PORTFOLIO        PORTFOLIO         SHARES
-------------     -------------    -------------  ----------------   -------------    -------------    ------------    -------------

$ 521,576,793     $  19,330,887    $  81,448,725    $  59,474,299    $   9,683,223    $ 320,161,686    $ 50,232,062    $  9,935,444
-------------     -------------    -------------    -------------    -------------    -------------    ------------    ------------
$ 521,576,793     $  19,330,887    $  81,448,725    $  59,474,299    $   9,683,223    $ 320,161,686    $ 50,232,062    $  9,935,444
=============     =============    =============    =============    =============    =============    ============    ============


$ 521,576,793     $  19,330,887    $  81,448,725    $  59,474,299    $   9,683,223    $ 320,161,686    $ 50,232,062    $  9,935,444
-------------     -------------    -------------    -------------    -------------    -------------    ------------    ------------
$ 521,576,793     $  19,330,887    $  81,448,725    $  59,474,299    $   9,683,223    $ 320,161,686    $ 50,232,062    $  9,935,444
=============     =============    =============    =============    =============    =============    ============    ============

  470,005,008        36,086,876      106,230,212       67,382,754       17,602,579      282,336,590      49,942,623      19,693,074
=============     =============    =============    =============    =============    =============    ============    ============

   40,780,046         3,843,119       10,688,809        6,144,039        2,000,666       28,059,745       5,477,869         686,149
$       12.79     $        5.03    $        7.62    $        9.68    $        4.84    $       11.41    $       9.17    $      14.48
$ 962,759,526     $  26,810,907    $  94,407,685    $  67,585,328    $  12,507,421    $ 307,855,769    $ 52,537,963    $ 14,264,496



                                                     SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------------------------------------
                    PRUDENTIAL                                         PRUDENTIAL                                       JANUS ASPEN
                    SP ALLIANCE      PRUDENTIAL       PRUDENTIAL       SP INVESCO      PRUDENTIAL      PRUDENTIAL         GROWTH
  PRUDENTIAL        LARGE CAP        SP DAVIS     SP SMALL/MID CAP   SMALL COMPANY      SP PIMCO        SP PIMCO         PORTFOLIO -
  JENNISON           GROWTH            VALUE            VALUE            GROWTH       TOTAL RETURN     HIGH YIELD         SERVICE
  PORTFOLIO         PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO       PORTFOLIO       PORTFOLIO          SHARES
-------------     -------------    -------------  ----------------   -------------    -------------   -------------    -------------

$   1,384,601     $           0    $       8,162    $     281,727    $           0    $   6,051,917    $  2,838,326    $          0
-------------     -------------    -------------    -------------    -------------    -------------    ------------    ------------



    9,747,353           299,198        1,157,742          763,633          140,646        3,012,429         577,707         158,231
-------------     -------------    -------------    -------------    -------------    -------------    ------------    ------------

   (8,362,752)         (299,198)      (1,149,580)        (481,906)        (140,646)       3,039,488       2,260,619        (158,231)
-------------     -------------    -------------    -------------    -------------    -------------    ------------    ------------



            0                 0                0                0                0            4,680               0               0
  (91,903,557)         (813,785)      (1,258,856)        (714,528)        (511,300)         235,632        (351,812)       (724,701)
 (173,957,946)       (6,421,505)     (11,726,731)      (9,241,838)      (2,782,000)      13,517,431      (1,851,730)     (2,566,795)
-------------     -------------    -------------    -------------    -------------    -------------    ------------    ------------

 (265,861,503)       (7,235,290)     (12,985,587)      (9,956,366)      (3,293,300)      13,757,743      (2,203,542)     (3,291,496)
-------------     -------------    -------------    -------------    -------------    -------------    ------------    ------------


$(274,224,255)    $  (7,534,488)   $ (14,135,167)   $ (10,438,272)   $  (3,433,946)   $  16,797,231    $     57,077    $ (3,449,727)
=============     =============    =============    =============    =============    =============    ============    ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A2

                             FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENTS OF NET ASSETS
December 31, 2002

                                                                              SUBACCOUNTS
                                              ---------------------------------------------------------------------------
                                                                                               PRUDENTIAL
                                              PRUDENTIAL      PRUDENTIAL       PRUDENTIAL     SP STRATEGIC    PRUDENTIAL
                                               SP LARGE         SP AIM       SP MFS CAPITAL     PARTNERS      SP MID CAP
                                               CAP VALUE      CORE EQUITY     OPPORTUNITIES  FOCUSED GROWTH     GROWTH
                                               PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO      PORTFOLIO
                                              -----------     -----------    --------------  --------------   -----------
ASSETS
  Investment in the portfolios, at value      $33,366,606     $12,421,344     $ 8,169,276     $ 9,833,771     $14,900,317
                                              -----------     -----------     -----------     -----------     -----------
  Net Assets ............................     $33,366,606     $12,421,344     $ 8,169,276     $ 9,833,771     $14,900,317
                                              ===========     ===========     ===========     ===========     ===========

NET ASSETS, representing:
  Accumulation units ....................     $33,366,606     $12,421,344     $ 8,169,276     $ 9,833,771     $14,900,317
                                              -----------     -----------     -----------     -----------     -----------
                                              $33,366,606     $12,421,344     $ 8,169,276     $ 9,833,771     $14,900,317
                                              ===========     ===========     ===========     ===========     ===========

  Units outstanding .....................      42,897,472      20,904,953      15,206,603      17,955,613      33,701,939
                                              ===========     ===========     ===========     ===========     ===========

  Portfolio shares held .................       4,272,293       2,250,243       1,633,855       1,955,024       3,643,109
  Portfolio net asset value per share ...     $      7.81     $      5.52     $      5.00     $      5.03     $      4.09
  Investment in portfolio shares, at cost     $38,984,325     $14,894,185     $11,098,192     $12,878,629     $23,339,377



STATEMENTS OF OPERATIONS
For the year ended December 31, 2002

                                                                              SUBACCOUNTS
                                              ---------------------------------------------------------------------------
                                                                                               PRUDENTIAL
                                              PRUDENTIAL      PRUDENTIAL       PRUDENTIAL     SP STRATEGIC    PRUDENTIAL
                                               SP LARGE         SP AIM       SP MFS CAPITAL     PARTNERS      SP MID CAP
                                               CAP VALUE      CORE EQUITY     OPPORTUNITIES  FOCUSED GROWTH     GROWTH
                                               PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO      PORTFOLIO
                                              -----------     -----------    --------------  --------------   -----------
INVESTMENT INCOME
  Dividend income .......................     $   357,813     $         0     $         0     $         0     $         0
                                              -----------     -----------     -----------     -----------     -----------

EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk and
    for administration ..................         444,117         184,848         127,999         138,916         221,740
                                              -----------     -----------     -----------     -----------     -----------

NET INVESTMENT INCOME (LOSS) ............         (86,304)       (184,848)       (127,999)       (138,916)       (221,740)
                                              -----------     -----------     -----------     -----------     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
  Capital gains distributions received ..               0               0               0               0               0
  Realized gain (loss) on shares redeemed        (593,886)       (571,764)       (754,875)       (345,276)     (1,818,320)
  Net change in unrealized gain (loss)
    on investments ......................      (5,296,801)     (1,462,930)     (2,039,985)     (2,317,799)     (7,375,545)
                                              -----------     -----------     -----------     -----------     -----------

NET GAIN (LOSS) ON INVESTMENTS ..........      (5,890,687)     (2,034,694)     (2,794,860)     (2,663,075)     (9,193,865)
                                              -----------     -----------     -----------     -----------     -----------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ............     $(5,976,991)    $(2,219,542)    $(2,922,859)    $(2,801,991)    $(9,415,605)
                                              ===========     ===========     ===========     ===========     ===========





   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A3

                                                        SUBACCOUNTS (CONTINUED)
   -----------------------------------------------------------------------------------------------------------------------------
                    PRUDENTIAL                      PRUDENTIAL      PRUDENTIAL      PRUDENTIAL      PRUDENTIAL      PRUDENTIAL
   SP PRUDENTIAL      SP AIM        PRUDENTIAL    SP CONSERVATIVE   SP BALANCED      SP GROWTH     SP AGGRESSIVE    SP JENNISON
   U.S. EMERGING    AGGRESSIVE      SP ALLIANCE        ASSET           ASSET           ASSET       GROWTH ASSET    INTERNATIONAL
      GROWTH          GROWTH        TECHNOLOGY      ALLOCATION      ALLOCATION      ALLOCATION      ALLOCATION        GROWTH
     PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
   -------------   ------------    ------------   ---------------  ------------    ------------    ------------    -------------

   $ 21,753,141    $  7,496,083    $  5,698,287    $111,677,492    $138,129,868    $ 88,202,145    $ 13,525,393    $ 14,017,136
   ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
   $ 21,753,141    $  7,496,083    $  5,698,287    $111,677,492    $138,129,868    $ 88,202,145    $ 13,525,393    $ 14,017,136
   ============    ============    ============    ============    ============    ============    ============    ============


   $ 21,753,141    $  7,496,083    $  5,698,287    $111,677,492    $138,129,868    $ 88,202,145    $ 13,525,393    $ 14,017,136
   ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
   $ 21,753,141    $  7,496,083    $  5,698,287    $111,677,492    $138,129,868    $ 88,202,145    $ 13,525,393    $ 14,017,136
   ============    ============    ============    ============    ============    ============    ============    ============

     41,583,996      13,147,893      15,633,504     121,340,682     166,933,696     120,051,807      20,717,277      28,227,755
   ============    ============    ============    ============    ============    ============    ============    ============

      4,648,107       1,461,225       1,700,981      12,191,866      17,352,998      12,895,050       2,292,439       3,321,596
   $       4.68    $       5.13    $       3.35    $       9.16    $       7.96    $       6.84    $       5.90    $       4.22
   $ 29,584,748    $  9,403,309    $  9,911,911    $114,788,676    $149,501,434    $100,395,022    $ 16,322,454    $ 18,226,930



                                                        SUBACCOUNTS (CONTINUED)
   -----------------------------------------------------------------------------------------------------------------------------
                    PRUDENTIAL                      PRUDENTIAL      PRUDENTIAL      PRUDENTIAL      PRUDENTIAL      PRUDENTIAL
   SP PRUDENTIAL      SP AIM        PRUDENTIAL    SP CONSERVATIVE   SP BALANCED      SP GROWTH     SP AGGRESSIVE    SP JENNISON
   U.S. EMERGING    AGGRESSIVE      SP ALLIANCE        ASSET           ASSET           ASSET       GROWTH ASSET    INTERNATIONAL
      GROWTH          GROWTH        TECHNOLOGY      ALLOCATION      ALLOCATION      ALLOCATION      ALLOCATION        GROWTH
     PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
   -------------   ------------    ------------   ---------------  ------------    ------------    ------------    -------------

   $          0    $          0    $          0    $    211,195    $          0    $          0    $          0    $          0
   ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------



        312,497         101,694          97,975       1,175,085       1,587,149       1,053,456         167,207         209,374
   ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

       (312,497)       (101,694)        (97,975)       (963,890)     (1,587,149)     (1,053,456)       (167,207)       (209,374)
   ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------



              0               0               0          49,684          81,061          21,217               0               0
       (916,588)       (221,186)       (898,885)       (757,040)     (1,400,341)     (1,486,642)       (424,927)       (809,892)
     (6,899,472)     (1,285,803)     (2,668,607)     (3,306,489)    (10,938,319)    (11,208,354)     (2,374,402)     (2,302,189)
   ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

     (7,816,060)     (1,506,989)     (3,567,492)     (4,013,845)    (12,257,599)    (12,673,779)     (2,799,329)     (3,112,081)
   ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


   $ (8,128,557)   $ (1,608,683)   $ (3,665,467)   $ (4,977,735)   $(13,844,748)   $(13,727,235)   $ (2,966,536)   $ (3,321,455)
   ============    ============    ============    ============    ============    ============    ============    ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A4

                             FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENTS OF NET ASSETS
December 31, 2002

                                                                             SUBACCOUNTS
                                             --------------------------------------------------------------------------
                                             PRUDENTIAL
                                             SP DEUTSCHE     EVERGREEN      EVERGREEN      EVERGREEN      EVERGREEN
                                            INTERNATIONAL   EVG CAPITAL        EVG        EVG GLOBAL         EVG
                                                EQUITY        GROWTH       FOUNDATION       LEADERS        GROWTH
                                              PORTFOLIO        FUND           FUND           FUND           FUND
                                             -----------    -----------    -----------    -----------    -----------
ASSETS
  Investment in the portfolios, at value     $20,520,915    $     5,003    $     5,658    $     4,436    $     3,331
                                             -----------    -----------    -----------    -----------    -----------
  Net Assets ............................    $20,520,915    $     5,003    $     5,658    $     4,436    $     3,331
                                             ===========    ===========    ===========    ===========    ===========

NET ASSETS, representing:
  Accumulation units ....................    $20,520,915    $     5,003    $     5,658    $     4,436    $     3,331
                                             -----------    -----------    -----------    -----------    -----------
                                             $20,520,915    $     5,003    $     5,658    $     4,436    $     3,331
                                             ===========    ===========    ===========    ===========    ===========

  Units outstanding .....................     31,180,145          7,210          6,679          5,512          4,532
                                             ===========    ===========    ===========    ===========    ===========

  Portfolio shares held .................      3,375,150            463            492            452            382
  Portfolio net asset value per share ...    $      6.08    $     10.80    $     11.51    $      9.82    $      8.72
  Investment in portfolio shares, at cost    $24,578,878    $     6,240    $     6,147    $     5,279    $     3,939



STATEMENTS OF OPERATIONS
For the year ended December 31, 2002

                                                                             SUBACCOUNTS
                                             --------------------------------------------------------------------------
                                             PRUDENTIAL
                                             SP DEUTSCHE     EVERGREEN      EVERGREEN      EVERGREEN      EVERGREEN
                                            INTERNATIONAL   EVG CAPITAL        EVG        EVG GLOBAL         EVG
                                                EQUITY        GROWTH       FOUNDATION       LEADERS        GROWTH
                                              PORTFOLIO        FUND           FUND           FUND*          FUND*
                                             -----------    -----------    -----------    -----------    -----------
INVESTMENT INCOME
  Dividend income .......................    $         0    $        23    $       138    $        34    $         0
                                             -----------    -----------    -----------    -----------    -----------

EXPENSES
  Charges to contract owners for assuming
    mortality risk and expense risk and
    for administration ..................        284,747             83            685             48             35
                                             -----------    -----------    -----------    -----------    -----------

NET INVESTMENT INCOME (LOSS) ............       (284,747)           (60)          (547)           (14)           (35)
                                             -----------    -----------    -----------    -----------    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
  Capital gains distributions received ..              0             26              0              0              0
  Realized gain (loss) on shares redeemed       (310,931)          (101)        (6,195)            (6)            (6)
  Net change in unrealized gain (loss)
    on investments ......................     (2,770,902)        (1,521)          (101)          (843)          (608)
                                             -----------    -----------    -----------    -----------    -----------

NET GAIN (LOSS) ON INVESTMENTS ..........     (3,081,833)        (1,596)        (6,296)          (849)          (614)
                                             -----------    -----------    -----------    -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ............    $(3,366,580)   $    (1,656)   $    (6,843)   $      (863)   $      (649)
                                             ===========    ===========    ===========    ===========    ===========

* Became available February 4, 2002


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A5

---------------------------

  EVERGREEN      EVERGREEN
     EVG         EVG SMALL
    OMEGA        CAP VALUE
    FUND           FUND
 -----------    -----------


 $    16,705    $    41,551
 -----------    -----------
 $    16,705    $    41,551
 ===========    ===========


 $    16,705    $    41,551
 -----------    -----------
 $    16,705    $    41,551
 ===========    ===========

      22,447         48,225
 ===========    ===========

       1,548          3,902
 $     10.79    $     10.65
 $    18,926    $    44,471









  SUBACCOUNTS (CONTINUED)
---------------------------

  EVERGREEN      EVERGREEN
     EVG         EVG SMALL
    OMEGA        CAP VALUE
    FUND           FUND
 -----------    -----------


 $         0    $        56
 -----------    -----------




         149            241
 -----------    -----------

        (149)          (185)
 -----------    -----------



           0            894
         (56)           (30)

      (2,389)        (3,175)
 -----------    -----------

      (2,445)        (2,311)
 -----------    -----------


 $    (2,594)   $    (2,496)
 ===========    ===========




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A6

                             FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2002 and 2001

                                                                                    SUBACCOUNTS
                                                   ---------------------------------------------------------------------------
                                                                 PRUDENTIAL                             PRUDENTIAL
                                                                MONEY MARKET                              EQUITY
                                                                 PORTFOLIO                              PORTFOLIO
                                                   -----------------------------------     -----------------------------------
                                                      01/01/2002         01/01/2001           01/01/2002          01/01/2001
                                                          TO                 TO                   TO                  TO
                                                      12/31/2002         12/31/2001           12/31/2002          12/31/2001
                                                   ---------------     ---------------     ---------------     ---------------
OPERATIONS
     Net investment income (loss) .............    $       446,876     $    10,959,280     $    (2,691,566)    $    (3,745,075)
     Capital gains distributions received .....                  0                   0                   0          34,915,525
     Realized gain (loss) on shares redeemed ..                  0                   0         (64,150,308)        (36,335,633)
     Net change in unrealized gain (loss) on
       investments ............................                  0                   0         (61,865,627)        (86,897,301)
                                                   ---------------     ---------------     ---------------     ---------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS ................            446,876          10,959,280        (128,707,501)        (92,062,484)
                                                   ---------------     ---------------     ---------------     ---------------

CONTRACT OWNER TRANSACTIONS
     Contract owner net payments ..............         91,207,610         118,635,969           5,648,202          13,473,163
     Surrenders, withdrawals and death benefits       (157,779,516)       (100,999,963)        (57,038,742)        (71,024,653)
     Net transfers between other subaccounts
       or fixed rate option ...................         45,716,839         136,630,101         (27,070,339)        (26,292,785)
     Withdrawal charge ........................           (218,410)           (103,527)           (229,740)           (241,755)
                                                   ---------------     ---------------     ---------------     ---------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM CONTRACT
     OWNER TRANSACTIONS .......................        (21,073,477)        154,162,580         (78,690,619)        (84,086,030)
                                                   ---------------     ---------------     ---------------     ---------------

TOTAL INCREASE (DECREASE) IN NET ASSETS .......        (20,626,601)        165,121,860        (207,398,120)       (176,148,514)

NET ASSETS
     Beginning of period ......................        512,808,906         347,687,046         578,742,924         754,891,438
                                                   ---------------     ---------------     ---------------     ---------------
     End of period ............................    $   492,182,305     $   512,808,906     $   371,344,804     $   578,742,924
                                                   ===============     ===============     ===============     ===============



   Beginning units ............................        424,217,942         287,224,387         365,793,095         417,658,568
                                                   ---------------     ---------------     ---------------     ---------------
   Units issued ...............................        624,320,650       1,006,793,912          13,835,019          23,098,144
   Units redeemed .............................       (632,359,156)       (869,800,357)        (71,277,119)        (74,963,617)
                                                   ---------------     ---------------     ---------------     ---------------
   Ending units ...............................        416,179,436         424,217,942         308,350,995         365,793,095
                                                   ===============     ===============     ===============     ===============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A7

                                                    SUBACCOUNTS (CONTINUED)
    -------------------------------------------------------------------------------------------------------------------
                 PRUDENTIAL                             PRUDENTIAL                              PRUDENTIAL
                   VALUE                               STOCK INDEX                               GLOBAL
                 PORTFOLIO                              PORTFOLIO                               PORTFOLIO
    -----------------------------------     -----------------------------------     -----------------------------------
       01/01/2002          01/01/2001          01/01/2002          01/01/2001          01/01/2002         01/01/2001
           TO                  TO                  TO                  TO                  TO                 TO
       12/31/2002          12/31/2001          12/31/2002          12/31/2001          12/31/2002         12/31/2001
    ---------------     ---------------     ---------------     ---------------     ---------------     ---------------

    $      (369,800)    $       879,768     $    (1,332,409)    $    (3,348,032)    $      (389,395)    $    (1,609,878)
                  0          47,354,518           5,231,877          44,581,212                   0          35,164,353
        (32,276,875)        (10,007,113)        (38,730,507)         (3,903,256)        (13,852,186)         (6,096,526)

        (74,635,906)        (58,365,346)       (137,153,904)       (164,509,678)        (19,932,167)        (60,914,372)
    ---------------     ---------------     ---------------     ---------------     ---------------     ---------------


       (107,282,581)        (20,138,173)       (171,984,943)       (127,179,754)        (34,173,748)        (33,456,423)
    ---------------     ---------------     ---------------     ---------------     ---------------     ---------------


          6,952,577          10,978,795          21,773,753          35,045,210           4,534,368           9,954,982
        (50,028,707)        (54,677,148)        (68,583,672)        (83,585,504)        (11,643,430)        (15,060,788)

        (17,055,775)         (9,447,394)        (28,176,813)        (31,506,086)         (6,886,254)         (1,727,413)
           (190,117)           (194,242)           (328,685)           (327,780)            (54,997)            (53,822)
    ---------------     ---------------     ---------------     ---------------     ---------------     ---------------



        (60,322,022)        (53,339,989)        (75,315,417)        (80,374,160)        (14,050,313)         (6,887,041)
    ---------------     ---------------     ---------------     ---------------     ---------------     ---------------

       (167,604,603)        (73,478,162)       (247,300,360)       (207,553,914)        (48,224,061)        (40,343,464)


        483,102,496         556,580,658         753,371,558         960,925,472         139,007,450         179,350,914
    ---------------     ---------------     ---------------     ---------------     ---------------     ---------------
    $   315,497,893     $   483,102,496     $   506,071,198     $   753,371,558     $    90,783,389     $   139,007,450
    ===============     ===============     ===============     ===============     ===============     ===============



        247,753,890         275,278,990         450,066,850         481,134,155          98,905,458          97,912,125
    ---------------     ---------------     ---------------     ---------------     ---------------     ---------------
         12,446,843          25,528,333          44,574,185          66,047,252         178,473,502         204,045,389
        (46,258,466)        (53,053,433)        (84,297,099)        (97,114,557)       (187,756,591)       (203,052,056)
    ---------------     ---------------     ---------------     ---------------     ---------------     ---------------
        213,942,267         247,753,890         410,343,936         450,066,850          89,622,369          98,905,458
    ===============     ===============     ===============     ===============     ===============     ===============




                PRUDENTIAL
                JENNISON
                PORTFOLIO
  -----------------------------------
       01/01/2002        01/01/2001
         TO                TO
       12/31/2002        12/31/2001
  ---------------     ---------------


  $    (8,362,752)    $   (12,181,544)
                0           9,899,564
      (91,903,557)        (42,496,959)

     (173,957,946)       (192,515,264)
  ---------------     ---------------


     (274,224,255)       (237,294,203)
  ---------------     ---------------


       24,318,492          50,331,662
      (75,050,300)        (95,408,338)

      (44,246,954)        (47,395,710)
         (411,700)           (421,632)
  ---------------     ---------------



      (95,390,462)        (92,894,018)
  ---------------     ---------------

     (369,614,717)       (330,188,221)


      891,191,510       1,221,379,731
  ---------------     ---------------
  $   521,576,793     $   891,191,510
  ===============     ===============



      519,479,818         542,288,556
  ---------------     ---------------
       71,575,400          96,705,767
     (121,050,210)       (119,514,505)
  ---------------     ---------------
      470,005,008         519,479,818
  ===============     ===============





   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A8

                             FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2002 and 2001

                                                                                         SUBACCOUNTS
                                                            -------------------------------------------------------------------
                                                                     PRUDENTIAL
                                                                     SP ALLIANCE                           PRUDENTIAL
                                                                  LARGE CAP GROWTH                       SP DAVIS VALUE
                                                                      PORTFOLIO                             PORTFOLIO
                                                            -------------------------------     -------------------------------
                                                              01/01/2002        01/01/2001        01/01/2002        01/01/2001
                                                                  TO                TO                TO                TO
                                                              12/31/2002        12/31/2001        12/31/2002        12/31/2001
                                                            -------------     -------------     -------------     -------------
OPERATIONS
     Net investment income (loss) ......................    $    (299,198)    $    (152,576)    $  (1,149,580)    $    (281,541)
     Capital gains distributions received ..............                0                 0                 0                 0
     Realized gain (loss) on shares redeemed ...........         (813,785)         (103,268)       (1,258,856)          (82,806)
     Net change in unrealized gain (loss) on investments       (6,421,505)         (873,610)      (11,726,731)       (1,510,830)
                                                            -------------     -------------     -------------     -------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS .........................       (7,534,488)       (1,129,454)      (14,135,167)       (1,875,177)
                                                            -------------     -------------     -------------     -------------

CONTRACT OWNER TRANSACTIONS
     Contract owner net payments .......................        7,493,813        11,426,655        29,586,706        39,356,512
     Surrenders, withdrawals and death benefits ........         (947,602)         (263,377)       (3,815,596)         (796,706)
     Net transfers between other subaccounts
       or fixed rate option ............................        3,199,567         3,177,029        10,803,995        13,863,579
     Withdrawal charge .................................          (11,176)           (1,296)          (43,662)           (5,288)
                                                            -------------     -------------     -------------     -------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM CONTRACT
     OWNER TRANSACTIONS ................................        9,734,602        14,339,011        36,531,443        52,418,097
                                                            -------------     -------------     -------------     -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ................        2,200,114        13,209,557        22,396,276        50,542,920

NET ASSETS
     Beginning of period ...............................       17,130,773         3,921,216        59,052,449         8,509,529
                                                            -------------     -------------     -------------     -------------
     End of period .....................................    $  19,330,887     $  17,130,773     $  81,448,725     $  59,052,449
                                                            =============     =============     =============     =============



   Beginning units .....................................       23,035,652         4,602,300        65,732,510         8,404,351
                                                            -------------     -------------     -------------     -------------
   Units issued ........................................       17,653,970        20,012,704        50,696,590        60,526,960
   Units redeemed ......................................       (4,602,746)       (1,579,352)      (10,198,888)       (3,198,801)
                                                            -------------     -------------     -------------     -------------
   Ending units ........................................       36,086,876        23,035,652       106,230,212        65,732,510
                                                            =============     =============     =============     =============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A9

                                           SUBACCOUNTS (CONTINUED)
  -------------------------------------------------------------------------------------------------------
             PRUDENTIAL                         PRUDENTIAL                          PRUDENTIAL
          SP SMALL/MID CAP                   SP INVESCO SMALL                        SP PIMCO
                VALUE                         COMPANY GROWTH                       TOTAL RETURN
              PORTFOLIO                          PORTFOLIO                           PORTFOLIO
  -------------------------------     -------------------------------     -------------------------------
      01/01/2002        01/01/2001       01/01/2002        01/01/2001        01/01/2002       01/01/2001
          TO                TO               TO                TO                TO               TO
      12/31/2002        12/31/2001       12/31/2002        12/31/2001        12/31/2002       12/31/2001
  -------------     -------------     -------------     -------------     -------------     -------------

  $    (481,906)    $     (42,004)    $    (140,646)    $     (60,032)    $   3,039,488     $     869,563
              0                 0                 0                 0             4,680         1,776,487
       (714,528)          (20,716)         (511,300)          (42,472)          235,632            28,707
     (9,241,838)          955,110        (2,782,000)            6,693        13,517,431        (1,258,248)
  -------------     -------------     -------------     -------------     -------------     -------------


    (10,438,272)          892,390        (3,433,946)          (95,811)       16,797,231         1,416,509
  -------------     -------------     -------------     -------------     -------------     -------------


     21,615,935        17,730,417         3,894,662         4,484,659        89,271,115        57,319,034
     (3,025,555)         (534,624)         (630,281)         (125,365)      (15,626,785)       (1,504,939)

     20,232,637        10,558,705         2,219,498         2,105,894       132,191,101        36,977,910
        (24,503)           (2,050)           (6,230)           (1,133)          (72,497)           (2,781)
  -------------     -------------     -------------     -------------     -------------     -------------



     38,798,514        27,752,448         5,477,649         6,464,055       205,762,934        92,789,224
  -------------     -------------     -------------     -------------     -------------     -------------

     28,360,242        28,644,838         2,043,703         6,368,244       222,560,165        94,205,733


     31,114,057         2,469,219         7,639,520         1,271,276        97,601,521         3,395,788
  -------------     -------------     -------------     -------------     -------------     -------------
  $  59,474,299     $  31,114,057     $   9,683,223     $   7,639,520     $ 320,161,686     $  97,601,521
  =============     =============     =============     =============     =============     =============



     28,976,676         2,227,460        10,453,645         1,523,779        90,215,414         3,242,257
  -------------     -------------     -------------     -------------     -------------     -------------
     45,859,910        28,455,381        23,703,145         9,295,638       206,738,939        91,556,935
     (7,453,832)       (1,706,165)      (16,554,211)         (365,772)      (14,617,763)       (4,583,778)
  -------------     -------------     -------------     -------------     -------------     -------------
     67,382,754        28,976,676        17,602,579        10,453,645       282,336,590        90,215,414
  =============     =============     =============     =============     =============     =============



             PRUDENTIAL
              SP PIMCO
             HIGH YIELD
              PORTFOLIO
   ------------------------------
    01/01/2002        01/01/2001
        TO                TO
    12/31/2002        12/31/2001
  -------------     -------------



  $   2,260,619     $     773,307
              0                 0
       (351,812)          (13,258)
     (1,851,730)         (457,589)
  -------------     -------------


         57,077           302,460
  -------------     -------------


     20,339,698        20,185,228
     (1,861,086)         (338,295)

      4,187,182         5,831,440
        (17,627)           (1,232)
  -------------     -------------



     22,648,167        25,677,141
  -------------     -------------

     22,705,244        25,979,601


     27,526,818         1,547,217
  -------------     -------------
  $  50,232,062     $  27,526,818
  =============     =============



     26,697,711         1,524,215
  -------------     -------------
     34,840,534        26,605,241
    (11,595,622)       (1,431,745)
  -------------     -------------
     49,942,623        26,697,711
  =============     =============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A10

                             FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2002 and 2001

                                                                               SUBACCOUNTS
                                                   ---------------------------------------------------------------
                                                             JANUS ASPEN                      PRUDENTIAL
                                                               GROWTH                          SP LARGE
                                                         PORTFOLIO - SERVICE                   CAP VALUE
                                                               SHARES                          PORTFOLIO
                                                   -----------------------------     -----------------------------
                                                    01/01/2002       01/01/2001       01/01/2002       01/01/2001
                                                        TO               TO               TO               TO
                                                    12/31/2002       12/31/2001       12/31/2002       12/31/2001
                                                   ------------     ------------     ------------     ------------
OPERATIONS
     Net investment income (loss) .............    $   (158,231)    $    (97,048)    $    (86,304)    $    (16,601)
     Capital gains distributions received .....               0           12,556                0                0
     Realized gain (loss) on shares redeemed ..        (724,701)        (202,623)        (593,886)         (27,551)
     Net change in unrealized gain (loss)
       on investments .........................      (2,566,795)      (1,460,979)      (5,296,801)        (364,921)
                                                   ------------     ------------     ------------     ------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS ................      (3,449,727)      (1,748,094)      (5,976,991)        (409,073)
                                                   ------------     ------------     ------------     ------------

CONTRACT OWNER TRANSACTIONS
     Contract owner net payments ..............       3,833,332        6,092,792       12,195,967       13,071,369
     Surrenders, withdrawals and death benefits        (448,693)        (189,814)      (1,476,706)        (222,009)
     Net transfers between other subaccounts
       or fixed rate option ...................         325,135        2,390,020        8,293,299        6,650,247
     Withdrawal charge ........................          (6,387)          (1,230)         (14,476)            (802)
                                                   ------------     ------------     ------------     ------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM CONTRACT
     OWNER TRANSACTIONS .......................       3,703,387        8,291,768       18,998,084       19,498,805
                                                   ------------     ------------     ------------     ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS .......         253,660        6,543,674       13,021,093       19,089,732

NET ASSETS
     Beginning of period ......................       9,681,784        3,138,110       20,345,513        1,255,781
                                                   ------------     ------------     ------------     ------------
     End of period ............................    $  9,935,444     $  9,681,784     $ 33,366,606     $ 20,345,513
                                                   ============     ============     ============     ============



   Beginning units ............................      15,055,260        3,780,615       21,807,984        1,203,155
                                                   ------------     ------------     ------------     ------------
   Units issued ...............................      13,041,813       12,509,131       26,771,037       21,533,144
   Units redeemed .............................      (8,403,999)      (1,234,486)      (5,681,549)        (928,315)
                                                   ------------     ------------     ------------     ------------
   Ending units ...............................      19,693,074       15,055,260       42,897,472       21,807,984
                                                   ============     ============     ============     ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A11

                                                        SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
         PRUDENTIAL                         PRUDENTIAL                       PRUDENTIAL                         PRUDENTIAL
           SP AIM                         SP MFS CAPITAL                SP STRATEGIC PARTNERS                   SP MID CAP
         CORE EQUITY                       OPPORTUNITIES                   FOCUSED GROWTH                         GROWTH
          PORTFOLIO                          PORTFOLIO                        PORTFOLIO                          PORTFOLIO
-----------------------------     -----------------------------     -----------------------------     -----------------------------
 01/01/2002       01/01/2001       01/01/2002       01/01/2001       01/01/2002       01/01/2001       01/01/2002       01/01/2001
     TO               TO               TO               TO               TO               TO               TO               TO
 12/31/2002       12/31/2001       12/31/2002       12/31/2001       12/31/2002       12/31/2001       12/31/2002       12/31/2001
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------

$   (184,848)    $    (93,035)    $   (127,999)    $    (60,153)    $   (138,916)    $    (71,307)    $   (221,740)    $   (114,402)
           0                0                0                0                0                0                0           24,781
    (571,764)        (139,324)        (754,875)        (133,029)        (345,276)         (81,824)      (1,818,320)        (181,133)

  (1,462,930)        (912,525)      (2,039,985)        (860,253)      (2,317,799)        (551,782)      (7,375,545)        (954,500)
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


  (2,219,542)      (1,144,884)      (2,922,859)      (1,053,435)      (2,801,991)        (704,913)      (9,415,605)      (1,225,254)
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


   3,565,625        6,712,844        2,601,118        4,464,581        3,326,038        4,416,395        6,301,816        8,348,070
    (563,949)        (220,223)        (574,079)        (121,195)        (482,287)         (86,803)        (871,362)        (212,011)

   1,564,951        2,528,985        1,506,339        2,309,488        2,332,248        1,965,280        4,261,595        4,553,438
      (6,438)            (656)          (4,913)            (949)          (6,942)          (1,565)          (7,461)            (909)
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------



   4,560,189        9,020,950        3,528,465        6,651,925        5,169,057        6,293,307        9,684,588       12,688,588
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------

   2,340,647        7,876,066          605,606        5,598,490        2,367,066        5,588,394          268,983       11,463,334


  10,080,697        2,204,631        7,563,670        1,965,180        7,466,705        1,878,311       14,631,334        3,168,000
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------
$ 12,421,344     $ 10,080,697     $  8,169,276     $  7,563,670     $  9,833,771     $  7,466,705     $ 14,900,317     $ 14,631,334
============     ============     ============     ============     ============     ============     ============     ============



  15,144,053        2,628,013       10,537,078        2,154,503       10,903,246        2,371,998       18,905,462        3,255,215
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------
  10,595,360       14,114,644       19,512,070        9,409,682       13,737,340        9,407,390       35,552,557       17,632,038
  (4,834,460)      (1,598,604)     (14,842,545)      (1,027,107)      (6,684,973)        (876,142)     (20,756,080)      (1,981,791)
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------
  20,904,953       15,144,053       15,206,603       10,537,078       17,955,613       10,903,246       33,701,939       18,905,462
============     ============     ============     ============     ============     ============     ============     ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A12

                             FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2002 and 2001

                                                                                         SUBACCOUNTS
                                                            -------------------------------------------------------------------
                                                                     SP PRUDENTIAL                         PRUDENTIAL
                                                                     U.S. EMERGING                           SP AIM
                                                                        GROWTH                          AGGRESSIVE GROWTH
                                                                       PORTFOLIO                            PORTFOLIO
                                                            -------------------------------     -------------------------------
                                                              01/01/2002        01/01/2001        01/01/2002        01/01/2001
                                                                  TO                TO                TO                TO
                                                              12/31/2002        12/31/2001        12/31/2002        12/31/2001
                                                            -------------     -------------     -------------     -------------
OPERATIONS
     Net investment income (loss) ......................    $    (312,497)    $    (139,336)    $    (101,694)    $     (50,573)
     Capital gains distributions received ..............                0                 0                 0                 0
     Realized gain (loss) on shares redeemed ...........         (916,588)         (168,337)         (221,186)         (193,750)
     Net change in unrealized gain (loss) on investments       (6,899,472)         (736,352)       (1,285,803)         (510,831)
                                                            -------------     -------------     -------------     -------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS .........................       (8,128,557)       (1,044,025)       (1,608,683)         (755,154)
                                                            -------------     -------------     -------------     -------------

CONTRACT OWNER TRANSACTIONS
     Contract owner net payments .......................        7,937,782        11,575,570         3,065,109         3,396,039
     Surrenders, withdrawals and death benefits ........       (1,529,605)         (285,588)         (245,215)          (92,455)
     Net transfers between other subaccounts
       or fixed rate option ............................        5,538,406         4,365,748         1,146,544           854,516
     Withdrawal charge .................................          (12,372)           (2,033)           (4,729)             (614)
                                                            -------------     -------------     -------------     -------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM CONTRACT
     OWNER TRANSACTIONS ................................       11,934,211        15,653,697         3,961,709         4,157,486
                                                            -------------     -------------     -------------     -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ................        3,805,654        14,609,672         2,353,026         3,402,332

NET ASSETS
     Beginning of period ...............................       17,947,487         3,337,815         5,143,057         1,740,725
                                                            -------------     -------------     -------------     -------------
     End of period .....................................    $  21,753,141     $  17,947,487     $   7,496,083     $   5,143,057
                                                            =============     =============     =============     =============



   Beginning units .....................................       24,615,931         3,996,179         7,676,412         2,033,018
                                                            -------------     -------------     -------------     -------------
   Units issued ........................................       22,569,777        22,932,854         8,256,549         6,524,249
   Units redeemed ......................................       (5,601,712)       (2,313,102)       (2,785,068)         (880,855)
                                                            -------------     -------------     -------------     -------------
   Ending units ........................................       41,583,996        24,615,931        13,147,893         7,676,412
                                                            =============     =============     =============     =============





   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A13

                                                        SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
          PRUDENTIAL                       PRUDENTIAL                        PRUDENTIAL                         PRUDENTIAL
          SP ALLIANCE                    SP CONSERVATIVE                     SP BALANCED                         SP GROWTH
          TECHNOLOGY                    ASSET ALLOCATION                  ASSET ALLOCATION                   ASSET ALLOCATION
          PORTFOLIO                        PORTFOLIO                          PORTFOLIO                          PORTFOLIO
-----------------------------    ------------------------------    ------------------------------    ------------------------------
 01/01/2002       01/01/2001       01/01/2002       01/01/2001       01/01/2002       01/01/2001       01/01/2002       01/01/2001
     TO               TO               TO               TO               TO               TO               TO               TO
 12/31/2002       12/31/2001       12/31/2002       12/31/2001       12/31/2002       12/31/2001       12/31/2002       12/31/2001
------------    -------------    -------------    -------------    -------------    -------------    -------------    -------------

$    (97,975)   $     (83,019)   $    (963,890)   $     335,590    $  (1,587,149)   $     412,009    $  (1,053,456)   $      32,507
           0                0           49,684           48,721           81,061          140,191           21,217           51,612
    (898,885)        (376,109)        (757,040)         (33,429)      (1,400,341)        (332,240)      (1,486,642)        (354,329)
  (2,668,607)      (1,038,226)      (3,306,489)         180,813      (10,938,319)        (447,506)     (11,208,354)        (981,902)
------------    -------------    -------------    -------------    -------------    -------------    -------------    -------------


  (3,665,467)      (1,497,354)      (4,977,735)         531,695      (13,844,748)        (227,546)     (13,727,235)      (1,252,112)
------------    -------------    -------------    -------------    -------------    -------------    -------------    -------------


   1,522,695        3,261,072       48,798,047       27,823,674       54,806,417       37,097,290       38,498,184       26,195,438
    (565,795)        (126,087)      (5,806,531)      (1,241,794)      (7,878,000)        (966,628)      (3,821,601)        (493,931)

   1,291,376        1,296,327       26,662,537       18,125,329       39,561,072       26,033,695       21,298,897       17,733,286
      (3,679)            (739)         (29,394)          (1,436)         (46,288)          (1,972)         (37,703)          (4,069)
------------    -------------    -------------    -------------    -------------    -------------    -------------    -------------



   2,244,597        4,430,573       69,624,659       44,705,773       86,443,201       62,162,385       55,937,777       43,430,724
------------    -------------    -------------    -------------    -------------    -------------    -------------    -------------

  (1,420,870)       2,933,219       64,646,924       45,237,468       72,598,453       61,934,839       42,210,542       42,178,612


   7,119,157        4,185,938       47,030,568        1,793,100       65,531,415        3,596,576       45,991,603        3,812,991
------------    -------------    -------------    -------------    -------------    -------------    -------------    -------------
$  5,698,287    $   7,119,157    $ 111,677,492    $  47,030,568    $ 138,129,868    $  65,531,415    $  88,202,145    $  45,991,603
============    =============    =============    =============    =============    =============    =============    =============



  11,943,564        5,511,459       47,726,080        1,785,527       70,953,466        3,671,712       54,257,452        4,007,826
------------    -------------    -------------    -------------    -------------    -------------    -------------    -------------
  10,874,751        8,665,973       91,545,448       50,026,197      115,283,727       71,999,467       86,027,961       54,708,405
  (7,184,811)      (2,233,868)     (17,930,846)      (4,085,644)     (19,303,497)      (4,717,713)     (20,233,606)      (4,458,779)
------------    -------------    -------------    -------------    -------------    -------------    -------------    -------------
  15,633,504       11,943,564      121,340,682       47,726,080      166,933,696       70,953,466      120,051,807       54,257,452
============    =============    =============    =============    =============    =============    =============    =============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A14

                             FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2002 and 2001

                                                                                         SUBACCOUNTS
                                                            -------------------------------------------------------------------
                                                                       PRUDENTIAL                            PRUDENTIAL
                                                                  SP AGGRESSIVE GROWTH                       SP JENNISON
                                                                    ASSET ALLOCATION                    INTERNATIONAL GROWTH
                                                                        PORTFOLIO                             PORTFOLIO
                                                            -------------------------------     -------------------------------
                                                              01/01/2002        01/01/2001         01/01/2002       01/01/2001
                                                                  TO                TO                 TO               TO
                                                              12/31/2002        12/31/2001         12/31/2002       12/31/2001
                                                            -------------     -------------     -------------     -------------
OPERATIONS
     Net investment income (loss) ......................    $    (167,207)    $     (48,226)    $    (209,374)    $     (70,335)
     Capital gains distributions received ..............                0            18,318                 0                 0
     Realized gain (loss) on shares redeemed ...........         (424,927)         (193,418)         (809,892)         (107,715)
     Net change in unrealized gain (loss) on investments       (2,374,402)         (397,301)       (2,302,189)       (1,825,184)
                                                            -------------     -------------     -------------     -------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS .........................       (2,966,536)         (620,627)       (3,321,455)       (2,003,234)
                                                            -------------     -------------     -------------     -------------

CONTRACT OWNER TRANSACTIONS
     Contract owner net payments .......................        6,127,137         3,708,328         5,319,236         7,465,582
     Surrenders, withdrawals and death benefits ........         (253,741)          (89,570)         (719,269)         (169,013)
     Net transfers between other subaccounts
       or fixed rate option ............................        3,260,662         2,409,356         2,410,837         2,658,653
     Withdrawal charge .................................           (8,671)             (905)           (8,202)             (911)
                                                            -------------     -------------     -------------     -------------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM CONTRACT
     OWNER TRANSACTIONS ................................        9,125,387         6,027,209         7,002,602         9,954,311
                                                            -------------     -------------     -------------     -------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ................        6,158,851         5,406,582         3,681,147         7,951,077

NET ASSETS
     Beginning of period ...............................        7,366,542         1,959,960        10,335,989         2,384,912
                                                            -------------     -------------     -------------     -------------
     End of period .....................................    $  13,525,393     $   7,366,542     $  14,017,136     $  10,335,989
                                                            =============     =============     =============     =============



   Beginning units .....................................        9,468,671         2,108,792        17,864,433         2,818,070
                                                            -------------     -------------     -------------     -------------
   Units issued ........................................       14,870,045         8,926,235       144,301,200        23,237,813
   Units redeemed ......................................       (3,621,439)       (1,566,356)     (133,937,878)       (8,191,450)
                                                            -------------     -------------     -------------     -------------
   Ending units ........................................       20,717,277         9,468,671        28,227,755        17,864,433
                                                            =============     =============     =============     =============

     * Date subaccount became available




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A15

                                                       SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
           PRUDENTIAL                       EVERGREEN                          EVERGREEN                EVERGREEN        EVERGREEN
          SP DEUTSCHE                      EVG CAPITAL                            EVG                      EVG              EVG
     INTERNATIONAL EQUITY                    GROWTH                           FOUNDATION             GLOBAL LEADERS       GROWTH
           PORTFOLIO                          FUND                               FUND                      FUND             FUND
-----------------------------     -----------------------------     -----------------------------    --------------    ------------
 01/01/2002       01/01/2001       01/01/2002       05/07/2001*      01/01/2002       05/07/2001*      02/04/2002*      02/04/2002*
     TO               TO               TO               TO               TO               TO               TO               TO
 12/31/2002       12/31/2001       12/31/2002       12/31/2001       12/31/2002       12/31/2001       12/31/2002       12/31/2002
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------

$   (284,747)    $    (66,545)    $        (60)    $        (15)    $       (547)    $        384     $        (14)    $        (35)
           0                0               26                0                0                0                0                0
    (310,931)         (68,403)            (101)               1           (6,195)               0               (6)              (6)
  (2,770,902)      (1,334,706)          (1,521)             284             (101)            (388)            (843)            (608)
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


  (3,366,580)      (1,469,654)          (1,656)             270           (6,843)              (4)            (863)            (649)
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


  11,225,258        9,729,415              (15)           6,713              (28)           6,749                2                7
    (813,846)        (270,507)            (303)               0         (110,876)               0                0                0

      63,816        3,313,547                0                0          105,000           11,667            5,297            3,973
     (13,451)          (2,400)              (6)               0               (7)               0                0                0
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------



  10,461,777       12,770,055             (324)           6,713           (5,911)          18,416            5,299            3,980
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------

   7,095,197       11,300,401           (1,980)           6,983          (12,754)          18,412            4,436            3,331


  13,425,718        2,125,317            6,983                0           18,412                0                0                0
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------
  20,520,915     $ 13,425,718            5,003     $      6,983     $      5,658     $     18,412     $      4,436     $      3,331
============     ============     ============     ============     ============     ============     ============     ============



  18,003,649        2,251,693            7,690                0           19,363                0                0                0
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------
  90,974,427       33,853,568                0            7,690          116,779           19,363            5,512            4,532
 (77,797,931)     (18,101,612)            (480)               0         (129,463)               0                0                0
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------
  31,180,145       18,003,649            7,210            7,690            6,679           19,363            5,512            4,532
============     ============     ============     ============     ============     ============     ============     ============




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A16

                             FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2002 and 2001

                                                                                    SUBACCOUNTS
                                                            -----------------------------------------------------------
                                                                      EVERGREEN                       EVERGREEN
                                                                         EVG                          EVG SMALL
                                                                        OMEGA                         CAP VALUE
                                                                        FUND                             FUND
                                                            ---------------------------     ---------------------------
                                                             01/01/2002      05/07/2001*     01/01/2002      05/07/2001*
                                                                 TO              TO              TO              TO
                                                             12/31/2002      12/31/2001      12/31/2002      12/31/2001
                                                            -----------     -----------     -----------     -----------
OPERATIONS
     Net investment income (loss) ......................    $      (149)    $        (7)    $      (185)    $        (1)
     Capital gains distributions received ..............              0               0             894             268
     Realized gain (loss) on shares redeemed ...........            (56)              0             (30)              0
     Net change in unrealized gain (loss) on investments         (2,389)            168          (3,175)            255
                                                            -----------     -----------     -----------     -----------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS .........................         (2,594)            161          (2,496)            522
                                                            -----------     -----------     -----------     -----------

CONTRACT OWNER TRANSACTIONS
     Contract owner net payments .......................            (35)          3,357              18           3,358
     Surrenders, withdrawals and death benefits ........           (154)              0            (196)              0
     Net transfers between other subaccounts
       or fixed rate option ............................         15,973               0          40,348               0
     Withdrawal charge .................................             (3)              0              (3)              0
                                                            -----------     -----------     -----------     -----------

NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM CONTRACT
     OWNER TRANSACTIONS ................................         15,781           3,357          40,167           3,358
                                                            -----------     -----------     -----------     -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS ................         13,187           3,518          37,671           3,880

NET ASSETS
     Beginning of period ...............................          3,518               0           3,880               0
                                                            -----------     -----------     -----------     -----------
     End of period .....................................    $    16,705     $     3,518     $    41,551     $     3,880
                                                            ===========     ===========     ===========     ===========



   Beginning units .....................................          3,859               0           3,551               0
                                                            -----------     -----------     -----------     -----------
   Units issued ........................................         18,825           3,859          44,897           3,551
   Units redeemed ......................................           (237)              0            (223)              0
                                                            -----------     -----------     -----------     -----------
   Ending units ........................................         22,447           3,859          48,225           3,551
                                                            ===========     ===========     ===========     ===========

     * Date subaccount became available




   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                       A17

                        NOTES TO FINANCIAL STATEMENTS OF
                      THE STRATEGIC PARTNERS SUBACCOUNTS OF
              PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                                DECEMBER 31, 2002


NOTE 1: GENERAL

        Pruco Life Flexible Premium Variable Annuity Account (the "Account") was established on July 16, 1985 under Arizona law as a separate investment account of Pruco Life Insurance Company ("Pruco Life"), which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"). The assets of the Account are segregated from Pruco Life's other assets. Proceeds from purchases of Strategic Partners Variable Annuity One, Strategic Partners Variable Annuity One Enhanced, Strategic Partners Select, Strategic Partners Advisor, Strategic Partners Plus, Strategic Partners Plus Enhanced, Strategic Partners FlexElite, (Collectively, "Strategic Partners"), Discovery Preferred, Discovery Select, and Discovery Choice variable annuity contracts are invested in the account. The Strategic Partners contract options differ based on the death benefit and other options selected by the contract owner.

        The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable annuity contracts. There are fifty-four subaccounts within the Account. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund") or one of the non-Prudential administered funds. Investment options vary by contract. Options available to the Strategic Partners contracts which invest in a corresponding portfolio of the Series Fund are: Prudential Money Market Portfolio, Prudential Equity Portfolio, Prudential Value Portfolio, Prudential Stock Index Portfolio, Prudential Global Portfolio, Prudential Jennison Portfolio, Prudential SP Alliance Large Cap Growth Portfolio, Prudential SP Davis Value Portfolio, Prudential SP Small/Mid cap Value Portfolio, Prudential SP INVESCO Small Company Growth Portfolio, Prudential SP PIMCO Total Return Portfolio, Prudential SP PIMCO High Yield Portfolio, Prudential SP Large Cap Value Portfolio, Prudential SP AIM Core Equity Portfolio, Prudential SP MFS Capital Opportunities Portfolio, Prudential SP Strategic Partners Focused Growth Portfolio, Prudential SP Mid cap Growth Portfolio, SP Prudential U.S. Emerging Growth Portfolio, Prudential SP AIM Aggressive Growth Portfolio, Prudential SP Alliance Technology Portfolio, Prudential SP Conservative Asset Allocation Portfolio, Prudential SP Balanced Asset Allocation Portfolio, Prudential SP Growth Asset Allocation Portfolio, Prudential SP Aggressive Growth Asset Allocation Portfolio, Prudential SP Jennison International Growth Portfolio and Prudential SP Deutsche International Equity Portfolio. Options available for the Strategic Partners contracts which invest in a corresponding portfolio of the non-Prudential administered funds are: Janus Aspen Series Growth Portfolio - Service Shares, Evergreen EVG Capital Growth Fund, Evergreen EVG Blue Chip Fund, Evergreen EVG Foundation Fund, Evergreen EVG Global Leaders Fund, Evergreen EVG Growth Fund, Evergreen EVG Masters Fund, Evergreen EVG Omega Fund, and Evergreen EVG Small Cap Value Fund. These financial statements relate only to the subaccounts available to the Strategic Partners contract owners.

        The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

        Effective February 4, 2002 Prudential Equity Portfolio and Prudential Value Portfolio of the Series Fund became available to the Strategic Partners contracts.

        At December 31, 2002 there were no balances pertaining to the Evergreen EVG Blue Chip Fund and the Evergreen EVG Masters Fund.

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

        The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

        INVESTMENTS--The investments in shares of the Series Fund or the non-Prudential administered funds are stated at the net asset value of the respective portfolio, which value their investment securities at fair value.

        SECURITY TRANSACTIONS--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.



                                      A18

        DISTRIBUTIONS RECEIVED--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund or the non-Prudential administered funds and are recorded on the distribution date.

NOTE 3: CHARGES AND EXPENSES

        A. Mortality Risk and Expense Risk Charges

        The mortality risk and expense risk charges are applied daily against the net assets of the separate account attributable to each of the contracts. Mortality risk is that annuitants may live longer than estimated and expense risk is that the cost of issuing and administering the contracts may exceed related charges by Pruco Life.

        B. Administration Charge

        The administration charge is applied daily against the net assets held in each subaccount. Administration charges include costs associated with issuing the contract, establishing and maintaining records, and providing reports to contract owners.

        CONTRACTS:                                                      MORTALITY RATE:   ADMINISTRATION RATE:
        ---------                                                       --------------    --------------------
        Strategic Partners Annuity One
             Basic                                                           1.40%                0.00%
             GMDB Annual Step Up or 5% Roll Up                               1.60%                0.00%
             GMDB with Greater of Roll Up or Step Up                         1.70%                0.00%
        Strategic Partners Annuity One Enhanced - Non Bonus Version
             Basic                                                           1.40%                0.00%
             GMDB Annual Step Up or 5% Roll Up                               1.60%                0.00%
             GMDB with Greater of Roll Up or Step Up                         1.70%                0.00%
        Strategic Partners Annuity One Enhanced - Bonus Version
             Basic                                                           1.50%                0.00%
             GMDB Annual Step Up or 5% Roll Up                               1.70%                0.00%
             GMDB with Greater of Roll Up or Step Up                         1.80%                0.00%
        Strategic Partners Plus
             Basic                                                           1.40%                0.00%
             GMDB Annual Step Up or 5% Roll Up                               1.60%                0.00%
             GMDB with Step Up and Roll Up                                   1.70%                0.00%
        Strategic Partners Plus Enhanced - Non Bonus Version
             Basic                                                           1.40%                0.00%
             GMDB Annual Step Up or 5% Roll Up                               1.60%                0.00%
             GMDB with Step Up and Roll Up                                   1.70%                0.00%
        Strategic Partners Plus Enhanced - Bonus Version
             Basic                                                           1.50%                0.00%
             GMDB Annual Step Up or 5% Roll Up                               1.70%                0.00%
             GMDB with Step Up and Roll Up                                   1.80%                0.00%
        Strategic Partners Select GMDB with Step Up and Roll Up              1.52%                0.00%
        Strategic Partners Advisor
             Basic                                                           1.40%                0.00%
             GMDB with Step Up and Roll Up                                   1.65%                0.00%
        Strategic Partners FlexElite
             Basic                                                           1.60%                0.00%
             GMDB Annual Step Up or 5% Roll Up                               1.80%                0.00%
             GMDB with Greater of Roll Up or Step Up                         1.90%                0.00%
        Discovery Preferred Variable Annuity                                 1.25%                0.15%
        Discovery Select Variable Annuity                                    1.25%                0.15%
        Discovery Choice
             Basic                                                           1.35%                0.00%
             Enhanced                                                        1.65%                0.00%

        C. Withdrawal Charges

        A withdrawal charge may be made upon full or partial contract owner redemptions. The charge compensates Pruco Life for paying all of the expenses of selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature, and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn.



                                      A19

NOTE 4: TAXES

        Pruco Life is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Pruco Life Management will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

NOTE 5: PURCHASES AND SALES OF INVESTMENTS

        The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Series Fund and the non-Prudential administered funds for the year ended December 31, 2002 were as follows:

                                                                           PURCHASES           SALES
                                                                         -------------    ---------------
        Prudential Money Market Portfolio .............................  $ 660,439,003    $ (688,677,902)
        Prudential Equity Portfolio ...................................  $  15,931,554    $ (101,200,690)
        Prudential Value Portfolio ....................................  $  14,376,022    $  (80,218,472)
        Prudential Stock Index Portfolio ..............................  $  41,014,190    $ (125,078,522)
        Prudential Global Portfolio ...................................  $ 113,721,538    $ (129,358,349)
        Prudential Jennison Portfolio .................................  $  55,779,498    $ (160,917,313)
        Prudential SP Alliance Large Cap Growth Portfolio .............  $  12,228,584    $   (2,793,180)
        Prudential SP Davis Value Portfolio ...........................  $  43,482,451    $   (8,108,750)
        Prudential SP Small/Mid Cap Value Portfolio ...................  $  45,137,924    $   (7,103,044)
        Prudential SP INVESCO Small Company Growth Portfolio ..........  $  16,184,040    $  (10,847,037)
        Prudential SP PIMCO Total Return Portfolio ....................  $ 218,960,800    $  (16,210,296)
        Prudential SP PIMCO High Yield Portfolio ......................  $  33,525,613    $  (11,455,153)
        Janus Aspen Growth Portfolio - Service Shares .................  $   8,407,158    $   (4,862,003)
        Prudential SP Large Cap Value Portfolio .......................  $  23,402,139    $   (4,848,172)
        Prudential SP AIM Core Equity Portfolio .......................  $   7,311,088    $   (2,935,747)
        Prudential SP MFS Capital Opportunities Portfolio .............  $  12,061,686    $   (8,661,220)
        Prudential SP Strategic Partners Focused Growth Portfolio .....  $   9,352,158    $   (4,322,018)
        Prudential SP Mid Cap Growth Portfolio ........................  $  19,727,025    $  (10,264,176)
        SP Prudential U.S. Emerging Growth Portfolio ..................  $  15,031,664    $   (3,409,949)
        Prudential SP AIM Aggressive Growth Portfolio .................  $   5,822,467    $   (1,962,451)
        Prudential SP Alliance Technology Portfolio ...................  $   5,938,194    $   (3,791,571)
        Prudential SP Conservative Asset Allocation Portfolio .........  $  84,837,978    $  (16,388,404)
        Prudential SP Balanced Asset Allocation Portfolio .............  $ 101,589,751    $  (16,733,699)
        Prudential SP Growth Asset Allocation Portfolio ...............  $  72,161,903    $  (17,277,582)
        Prudential SP Aggressive Growth Asset Allocation Portfolio ....  $  11,620,678    $   (2,662,499)
        Prudential SP Jennison International Growth Portfolio .........  $  89,372,069    $  (82,578,840)
        Prudential SP Deutsche International Equity Portfolio .........  $  67,341,256    $  (57,164,225)
        Evergreen EVG Capital Growth Fund .............................  $          --    $         (408)
        Evergreen EVG Foundation Fund .................................  $     104,902    $     (111,499)
        Evergreen EVG Global Leaders Fund .............................  $       5,297    $          (47)
        Evergreen EVG Growth Fund .....................................  $       3,978    $          (34)
        Evergreen EVG Omega Fund ......................................  $      15,942    $         (309)
        Evergreen EVG Small Cap Value Fund ............................  $      40,356    $         (430)

NOTE 6: RELATED PARTY TRANSACTIONS

        Prudential and its affiliates perform various services on behalf of the mutual fund company that administers the Series Fund and the non-Prudential administered funds in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.



                                      A20

        The Series Fund has a management agreement with Prudential Investment LLC ("PI"), an indirect, wholly-owned subsidiary of Prudential. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisors' performance of such services. PI has entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of Prudential.

        The Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), an indirect, wholly-owned subsidiary of Prudential, which acts as the distributor of the Class I and Class II shares of the Series Fund.

        PI has agreed to reimburse certain portfolios of the Series Fund the portion of the management fee for that portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio's average daily net assets.

        Prudential Mutual Fund Services LLC, an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund's transfer agent.

NOTE 7: FINANCIAL HIGHLIGHTS

        Pruco Life sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

        The following table was developed by determining which products offered by Pruco Life and funded by the Account have the lowest and highest total return. Only product designs within each subaccount that had units outstanding throughout the respective periods were considered when determining the lowest and highest return. The summary may not reflect the minimum and maximum contract charges offered by Pruco Life as contract owners may not have selected all available and applicable contract options as discussed in Note 3.

                                                              AT DECEMBER 31, 2002
                                                   ----------------------------------------
                                                    UNITS        UNIT VALUE      NET ASSETS
                                                    (000s)    LOWEST - HIGHEST    (000s)
                                                   -------   ------------------  ----------
Prudential Money Market Portfolio ...............  416,179   0.99700 to 1.25977    492,182
Prudential Equity Portfolio .....................  308,351   0.72737 to 1.21384    371,345
Prudential Value Portfolio ......................  213,942   0.79064 to 1.50369    315,498
Prudential Stock Index Portfolio ................  410,344   0.60247 to 1.33841    506,071
Prudential Global Portfolio .....................   89,622   0.52224 to 1.10749     90,783
Prudential Jennison Portfolio ...................  470,005   0.44488 to 1.25897    521,577
Prudential SP Alliance Large Cap Growth
  Portfolio .....................................   36,087   0.48468 to 0.78002     19,331
Prudential SP Davis Value Portfolio .............  106,230   0.73878 to 0.86688     81,449
Prudential SP Small/Mid cap Value Portfolio .....   67,383   0.77764 to 0.95217     59,474
Prudential SP INVESCO Small Company Growth
  Portfolio .....................................   17,603   0.46578 to 0.76251      9,683
Prudential SP PIMCO Total Return Portfolio ......  282,337   1.05530 to 1.21092    320,162
Prudential SP PIMCO High Yield Portfolio ........   49,943   0.96993 to 1.02813     50,232
Janus Aspen Growth Portfolio - Service Shares ...   19,693   0.44152 to 0.77398      9,935
Prudential SP Large Cap Value Portfolio .........   42,897   0.75888 to 0.83825     33,367
Prudential SP AIM Core Equity Portfolio .........   20,905   0.53161 to 0.85696     12,421
Prudential SP MFS Capital Opportunities
  Portfolio .....................................   15,207   0.48243 to 0.76575      8,169
Prudential SP Strategic Partners Focused
  Growth Portfolio ..............................   17,956   0.48451 to 0.80793      9,834
Prudential SP Mid cap Growth Portfolio ..........   33,702   0.39925 to 0.68122     14,900
SP Prudential U.S. Emerging Growth Portfolio ....   41,584   0.45086 to 0.75658     21,753
Prudential SP AIM Aggressive Growth Portfolio ...   13,148   0.49375 to 0.80273      7,496
Prudential SP Alliance Technology Portfolio .....   15,634   0.32275 to 0.68057      5,698
Prudential SP Conservative Asset Allocation
  Portfolio .....................................  121,341   0.91013 to 0.93918    111,677
Prudential SP Balanced Asset Allocation
  Portfolio .....................................  166,934   0.78749 to 0.89088    138,130
Prudential SP Growth Asset Allocation
  Portfolio .....................................  120,052   0.67004 to 0.84346     88,202
Prudential SP Aggressive Growth Asset
  Allocation Portfolio ..........................   20,717   0.57340 to 0.80240     13,525
Prudential SP Jennison International
  Growth Portfolio ..............................   28,228   0.40766 to 0.80285     14,017
Prudential SP Deutsche International
  Equity Portfolio ..............................   31,180   0.58896 to 0.85393     20,521
Evergreen EVG Capital Growth Fund ...............        7   0.69391 to 0.69391          5
Evergreen EVG Foundation Fund ...................        7   0.84711 to 0.84711          6
Evergreen EVG Global Leaders Fund***** ..........        6   0.80474 to 0.80474          4
Evergreen EVG Growth Fund***** ..................        5   0.73505 to 0.73505          3
Evergreen EVG Omega Fund ........................       22   0.67078 to 0.75856         17
Evergreen EVG Small Cap Value Fund ..............       48   0.85320 to 0.94182         42


       FOR THE YEAR ENDED DECEMBER 31, 2002
---------------------------------------------------
 INVESTMENT    EXPENSE RATIO**    TOTAL RETURN***
INCOME RATIO*  LOWEST - HIGHEST   LOWEST - HIGHEST
-------------  ----------------  ------------------
    1.51%       1.35% to 1.90%    -0.17% to 0.17%
    0.83%       1.35% to 1.90%   -23.60% to -23.38%
    1.30%       1.35% to 1.90%   -23.24% to -23.00%
    1.19%       1.35% to 1.90%   -23.49% to -23.23%
    1.06%       1.35% to 1.90%   -26.40% to -26.15%
    0.20%       1.35% to 1.90%   -32.11% to -31.87%

    0.00%       1.40% to 1.90%   -32.34% to -32.14%
    0.01%       1.40% to 1.90%   -17.11% to -16.86%
    0.55%       1.35% to 1.90%   -15.82% to -15.52%

    0.00%       1.40% to 1.90%   -31.43% to -31.22%
    2.97%       1.35% to 1.90%     7.57% to 7.93%
    7.48%       1.40% to 1.90%    -1.52% to -1.24%
    0.00%       1.40% to 1.90%   -27.95% to -27.72%
    1.22%       1.35% to 1.90%   -17.77% to -17.49%
    0.00%       1.40% to 1.90%   -16.62% to -16.38%

    0.00%       1.35% to 1.90%   -29.87% to -29.63%

    0.00%       1.40% to 1.90%   -26.51% to -26.28%
    0.00%       1.35% to 1.90%   -47.23% to -47.05%
    0.00%       1.35% to 1.90%   -33.22% to -32.98%
    0.00%       1.40% to 1.90%   -22.27% to -22.05%
    0.00%       1.35% to 1.90%   -42.31% to -42.13%

    0.27%       1.35% to 1.90%    -7.45% to -7.13%

    0.00%       1.35% to 1.90%   -13.16% to -12.85%

    0.00%       1.35% to 1.90%   -18.65% to -18.35%

    0.00%       1.40% to 1.90%   -23.46% to -23.24%

    0.00%       1.35% to 1.90%   -23.86% to -23.60%

    0.00%       1.40% to 1.90%   -18.56% to -18.31%
    0.39%       1.40% to 1.40%   -23.59% to -23.59%
    0.28%       1.40% to 1.40%   -10.91% to -10.91%
    1.08%       1.70% to 1.70%   -18.51% to -18.51%
    0.00%       1.70% to 1.70%   -24.48% to -24.48%
    0.00%       1.40% to 1.70%   -26.41% to -26.41%
    0.34%       1.40% to 1.70%   -14.06% to -13.81%



                                      A21

                                                              AT DECEMBER 31, 2001
                                                   ----------------------------------------
                                                    UNITS        UNIT VALUE      NET ASSETS
                                                    (000s)    LOWEST - HIGHEST    (000s)
                                                   -------   ------------------  ----------
Prudential Money Market Portfolio ...............  424,218   1.01101 to 1.25820    512,809
Prudential Stock Index Portfolio ................  450,067   0.78747 to 1.74431    753,372
Prudential Global Portfolio .....................   98,905   0.70961 to 1.50029    139,007
Prudential Jennison Portfolio ...................  519,480   0.65525 to 1.84898    891,192
Prudential SP Alliance Large Cap Growth
  Portfolio .....................................   23,036   0.71633 to 0.88230     17,131
Prudential SP Davis Value Portfolio .............   65,733   0.89127 to 0.92029     59,052
Prudential SP Small/Mid Cap Value Portfolio .....   28,977   1.00124 to 1.12776     31,114
Prudential SP INVESCO Small Company Growth
  Portfolio .....................................   10,454   0.67926 to 0.92677      7,640
Prudential SP PIMCO Total Return Portfolio ......   90,215   1.03942 to 1.12247     97,602
Prudential SP PIMCO High Yield Portfolio ........   26,698   1.01231 to 1.04100     27,527
Janus Aspen Growth Portfolio - Service Shares ...   15,055   0.61281 to 0.78373      9,682
Prudential SP Large Cap Value Portfolio .........   21,808   0.92241 to 0.94081     20,346
Prudential SP AIM Growth and Income Portfolio ...   15,144   0.63760 to 0.84109     10,081
Prudential SP MFS Capital Opportunities
  Portfolio .....................................   10,537   0.68787 to 0.81060      7,564
Prudential SP Strategic Partners Focused
  Growth Portfolio ..............................   10,903   0.65929 to 0.85719      7,467
Prudential SP MFS Mid Cap Growth Portfolio ......   18,905   0.75655 to 0.81566     14,631
SP Prudential U.S. Emerging Growth Portfolio ....   24,616   0.67514 to 0.87454     17,947
Prudential SP AIM Aggressive Growth Portfolio ...    7,676   0.63522 to 0.87500      5,143
Prudential SP Alliance Technology Portfolio .....   11,944   0.55947 to 0.81324      7,119
Prudential SP Conservative Asset Allocation
  Portfolio .....................................   47,726   0.98298 to 0.98804     47,031
Prudential SP Balanced Asset Allocation
  Portfolio .....................................   70,953   0.90679 to 0.94990     65,531
Prudential SP Growth Asset Allocation Portfolio .   54,257   0.82369 to 0.90967     45,992
Prudential SP Aggressive Growth Asset Allocation
  Portfolio .....................................    9,469   0.74916 to 0.87109      7,367
Prudential SP Jennison International Growth
  Portfolio .....................................   17,864   0.53544 to 0.74810     10,336
Prudential SP Deutsche International
  Equity Portfolio ..............................   18,004   0.72306 to 0.84741     13,426
Evergreen EVG Capital Growth Fund **** ..........        8   0.90811 to 0.90811          7
Evergreen EVG Foundation Fund**** ...............       19   0.95089 to 0.95089         18
Evergreen EVG Omega Fund**** ....................        4   0.91152 to 0.91152          4
Evergreen EVG Small Cap Value Fund**** ..........        4   1.09268 to 1.09268          4


       FOR THE YEAR ENDED DECEMBER 31, 2001
---------------------------------------------------
 INVESTMENT    EXPENSE RATIO**    TOTAL RETURN***
INCOME RATIO*  LOWEST - HIGHEST   LOWEST - HIGHEST
-------------  ----------------  ------------------
     3.83%      1.35% to 1.70%     2.38% to 2.72%
     0.99%      1.35% to 1.70%   -13.52% to -13.21%
     0.35%      1.35% to 1.70%   -18.99% to -18.71%
     0.17%      1.35% to 1.70%   -19.61% to -19.34%

     0.03%      1.40% to 1.70%   -15.89% to -15.64%
     0.59%      1.40% to 1.70%   -11.94% to -11.69%
     1.06%      1.35% to 1.70%     1.39% to 1.69%

     0.00%      1.40% to 1.70%   -18.56% to -18.31%
     3.35%      1.35% to 1.70%     6.82% to 7.13%
     7.09%      1.40% to 1.70%     2.20% to 2.52%
     0.00%      1.40% to 1.70%   -26.15% to -25.93%
     1.18%      1.40% to 1.70%   -10.16% to -9.89%
     0.00%      1.40% to 1.70%   -23.97% to -23.74%

     0.18%      1.40% to 1.70%   -24.56% to -24.34%

     0.02%      1.40% to 1.70%   -16.72% to -16.48%
     0.06%      1.35% to 1.70%   -22.23% to -22.01%
     0.00%      1.35% to 1.70%   -19.14% to -18.91%
     0.00%      1.40% to 1.70%   -25.79% to -25.57%
     0.00%      1.35% to 1.70%   -26.31% to -26.09%

     3.00%      1.40% to 1.70%    -1.93% to -1.64%

     2.78%      1.35% to 1.70%    -7.40% to -7.14%
     1.56%      1.40% to 1.70%   -13.39% to -13.13%

     0.37%      1.40% to 1.70%   -19.37% to -19.12%

     0.32%      1.35% to 1.70%   -36.71% to -36.51%

     0.63%      1.35% to 1.70%   -23.36% to -23.13%
     0.00%      1.40% to 1.40%    -9.19% to -9.19%
    14.47%      1.40% to 1.40%    -4.91% to -4.91%
     0.00%      1.40% to 1.40%    -8.85% to -8.85%
     0.81%      1.40% to 1.40%     9.27% to 9.27%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account, the total return is calculated for the years ended December 31, 2002 and 2001, or from the effective date of the subaccount through the end of the reporting period. Product designs within a subaccount with an effective date during 2002 were excluded from the range of total return.

****Became available May 7, 2001.

*****Became available February 4, 2002.



                                      A22

                        REPORT OF INDEPENDENT ACCOUNTANTS




To the Contract Owners of the
Strategic Partners Subaccounts of
Pruco Life Flexible Premium Variable Annuity Account and the Board of Directors of Pruco Life Insurance Company


In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material aspects, the financial position of the subaccounts, as listed in Note 1 to such financial statements, of the Pruco Life Flexible Premium Variable Annuity Account at December 31, 2002, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2002 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.




PricewaterhouseCoopers LLP
New York, New York
March 14, 2003



                                     A23

                       CONSOLIDATED FINANCIAL STATEMENTS
                        OF PRUCO LIFE INSURANCE COMPANY

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION (UNAUDITED)
AS OF SEPTEMBER 30, 2003 AND DECEMBER 31, 2002 (IN THOUSANDS)

                                                                            SEPTEMBER 30,      DECEMBER 31,
                                                                                2003               2002
                                                                            ------------       ------------
ASSETS
Fixed maturities available for sale,
    at fair value (amortized cost, 2003: $5,608,017; 2002: $4,921,691)      $  5,909,870       $  5,158,106
Policy loans                                                                     851,822            879,506
Short-term investments                                                           181,014            214,342
Other long-term investments                                                       96,571             91,021
                                                                            ------------       ------------
     Total investments                                                         7,039,277          6,342,975
Cash and cash equivalents                                                        241,549            436,182
Deferred policy acquisition costs                                              1,279,866          1,152,997
Accrued investment income                                                         99,569             86,125
Reinsurance recoverable                                                          470,793            393,171
Receivables from Parent and affiliates                                            50,263             61,099
Other assets                                                                      87,735             41,581
Separate account assets                                                       14,378,264         12,696,758
                                                                            ------------       ------------
TOTAL ASSETS                                                                $ 23,647,316       $ 21,210,888
                                                                            ============       ============

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances                                             $  5,417,933       $  4,855,761
Future policy benefits and other policyholder liabilities                      1,028,028            934,546
Cash collateral for loaned securities                                            311,992            225,518
Securities sold under agreement to repurchase                                    214,848            400,507
Income taxes payable                                                             340,366            245,252
Other liabilities                                                                149,798            130,411
Separate account liabilities                                                  14,378,264         12,696,758
                                                                            ------------       ------------
TOTAL LIABILITIES                                                             21,841,229         19,488,753
                                                                            ------------       ------------

CONTINGENCIES (SEE FOOTNOTE 2)

STOCKHOLDER'S EQUITY
Common stock, $10 par value;
        1,000,000 shares, authorized;
        250,000 shares, issued and outstanding                                     2,500              2,500
Paid-in-capital                                                                  467,080            466,748
Deferred compensation                                                               (907)                --
Retained earnings                                                              1,220,820          1,161,136
Accumulated other comprehensive income                                           116,594             91,751
                                                                            ------------       ------------
TOTAL STOCKHOLDER'S EQUITY                                                     1,806,087          1,722,135
                                                                            ------------       ------------
TOTAL LIABILITIES AND
     STOCKHOLDER'S EQUITY                                                   $ 23,647,316       $ 21,210,888
                                                                            ============       ============


                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (UNAUDITED) THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002 (IN THOUSANDS)

                                                     THREE MONTHS ENDED                NINE MONTHS ENDED
                                                       SEPTEMBER 30,                     SEPTEMBER 30,

                                                   2003             2002             2003             2002
                                                ----------       ----------       ----------       ----------
REVENUES

Premiums                                        $   38,410       $   35,313       $  121,108       $   76,579
Policy charges and fee income                      144,088          128,310          420,100          387,058
Net investment income                               86,302           85,488          255,050          249,284
Realized investment gains (losses), net              1,093          (22,788)          (3,159)         (55,094)
Asset management fees                                3,425            2,981            9,677            8,113
Other income                                         1,883            2,095            5,775            9,728
                                                ----------       ----------       ----------       ----------

TOTAL REVENUES                                     275,201          231,399          808,551          675,668
                                                ----------       ----------       ----------       ----------

BENEFITS AND EXPENSES

Policyholders' benefits                             75,019           60,268          245,943          177,197
Interest credited to policyholders'
account balances                                    58,555           53,783          166,644          150,455
General, administrative and other expenses         112,629          181,072          315,532          412,649
                                                ----------       ----------       ----------       ----------

TOTAL BENEFITS AND EXPENSES                        246,203          295,123          728,119          740,301
                                                ----------       ----------       ----------       ----------

Income (loss) from operations before
income taxes                                        28,998          (63,724)          80,432          (64,633)
                                                ----------       ----------       ----------       ----------

Income tax expense (benefit)                         9,827          (35,170)          20,744          (38,286)
                                                ----------       ----------       ----------       ----------

NET INCOME (LOSS)                                   19,171          (28,554)          59,688          (26,347)
                                                ----------       ----------       ----------       ----------

Other comprehensive (loss) income, net
of tax                                             (14,788)          32,323           24,843           44,329
                                                ----------       ----------       ----------       ----------

TOTAL COMPREHENSIVE (LOSS) INCOME               $    4,383       $    3,769       $   84,531       $   17,982
                                                ==========       ==========       ==========       ==========


                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARY

STATEMENTS OF STOCKHOLDER'S EQUITY (UNAUDITED)
PERIODS ENDED SEPTEMBER 30, 2003 AND DECEMBER 31, 2002 AND 2001 (IN THOUSANDS)

                                                                                                        ACCUMULATED
                                                                                                          OTHER           TOTAL
                                             COMMON        PAID-IN-       RETAINED       DEFERRED      COMPREHENSIVE  STOCKHOLDER'S
                                             STOCK         CAPITAL        EARNINGS     COMPENSATION       INCOME          EQUITY

BALANCE, JANUARY 1, 2001                  $     2,500    $   466,748    $ 1,361,924              --     $     1,410    $ 1,832,582

Net income                                         --             --         67,582              --              --         67,582

Policy credits issued to eligible
policyholders                                      --             --       (128,025)             --              --       (128,025)

Dividends to Parent                                --             --       (153,816)             --              --       (153,816)

Change in foreign currency translation
adjustments, net of taxes                          --             --             --              --           3,168          3,168

Change in net unrealized investment
gains, net of reclassification
adjustment and taxes                               --             --             --              --          29,988         29,988
                                          -----------    -----------    -----------     -----------     -----------    -----------
BALANCE, DECEMBER 31, 2001                      2,500        466,748      1,147,665              --          34,566      1,651,479

Net income                                         --             --         13,498              --              --         13,498

Adjustments to policy credits
issued to eligible policyholders                   --             --            (27)             --              --            (27)

Change in foreign currency translation
adjustments, net of taxes                          --             --             --              --             149            149

Change in net unrealized investment
gains, net of reclassification
adjustment and taxes                               --             --             --              --          57,036         57,036
                                          -----------    -----------    -----------     -----------     -----------    -----------
BALANCE, DECEMBER 31, 2002                      2,500        466,748      1,161,136              --          91,751      1,722,135

Net income                                         --             --         59,688              --              --         59,688

Adjustments to policy credits
issued to eligible policyholders                   --             --             (4)             --              --             (4)

Stock-based compensation programs                  --            332             --            (907)             --           (575)

Change in net unrealized investment
gains, net of reclassification
adjustment and taxes                               --             --             --              --          24,843         24,843
                                          -----------    -----------    -----------     -----------     -----------    -----------
BALANCE, SEPTEMBER 30, 2003               $     2,500    $   467,080    $ 1,220,820     $      (907)    $   116,594    $ 1,806,087
                                          ===========    ===========    ===========     ===========     ===========    ===========


                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002 (IN THOUSANDS)

                                                                              2003               2002
                                                                          ------------       ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)                                                         $     59,688       $    (26,347)
Adjustments to reconcile net income to net cash from
     (used in) operating activities:
     Policy charges and fee income                                             (78,453)           (53,458)
     Interest credited to policyholders' account balances                      166,644            150,455
     Realized investment losses, net                                             3,159             55,094
     Amortization and other non-cash items                                         819            (73,506)
     Change in:
         Future policy benefits and other policyholders' liabilities            93,482             56,223
         Accrued investment income                                             (13,444)            (8,325)
         Receivables from Parent and affiliates                                 10,836            (31,413)
         Policy loans                                                           27,684             (6,246)
         Deferred policy acquisition costs                                    (126,869)            32,286
         Income taxes payable/receivable                                        95,114            (13,569)
         Other, net                                                           (104,964)           (67,973)
                                                                          ------------       ------------
CASH FLOWS FROM OPERATING ACTIVITIES                                           133,696             13,221
                                                                          ------------       ------------

CASH FLOWS USED IN INVESTING ACTIVITIES:
     Proceeds from the sale/maturity of:
         Fixed maturities available for sale                                 1,865,707          1,253,266
     Payments for the purchase of:
         Fixed maturities available for sale                                (2,579,066)        (1,815,193)
     Cash collateral for loaned securities, net                                 86,474             77,007
     Securities sold under agreement to repurchase, net                       (185,659)           246,220
     Other long-term investments, net                                           (7,713)            (9,899)
     Short-term investments, net                                                33,423            132,193
                                                                          ------------       ------------
CASH FLOWS USED IN INVESTING ACTIVITIES                                       (786,834)          (116,406)
                                                                          ------------       ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Policyholders' account balances:
          Deposits                                                           1,573,209          1,382,000
          Withdrawals                                                       (1,114,700)          (790,967)
     Cash payments to eligible policyholders                                        (4)          (115,989)
                                                                          ------------       ------------
CASH FLOWS FROM FINANCING ACTIVITIES                                           458,505            475,044
                                                                          ------------       ------------

     Net (decrease) increase in Cash and cash equivalents                     (194,633)           371,859
     Cash and cash equivalents, beginning of year                              436,182            374,185
                                                                          ------------       ------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                  $    241,549       $    746,044
                                                                          ============       ============


                 SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

1.    BASIS OF PRESENTATION

The unaudited interim consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") on a basis consistent with reporting interim financial information in accordance with instructions to Form 10-Q and Article 10 of Regulation S-X of the Securities and Exchange Commission. These interim financial statements are unaudited but reflect all adjustments which, in the opinion of management, are necessary to provide a fair presentation of the consolidated results of operations and financial condition of the Pruco Life Insurance Company ("the Company") for the interim periods presented. The Company is a wholly owned subsidiary of The Prudential Insurance Company of America ("Prudential Insurance"), which in turn is a wholly owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"). All such adjustments are of a normal recurring nature. The results of operations for any interim period are not necessarily indicative of results for a full year. Certain amounts in the Company's prior year consolidated financial statements have been reclassified to conform with the current year presentation. These financial statements should be read in conjunction with the consolidated financial statements and notes thereto contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2002.

2.    NEW ACCOUNTING POLICIES AND ACCOUNTING PRONOUNCEMENTS

In July 2003, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 03-01, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts." AcSEC has developed the SOP to address the evolution of product designs since the issuance of SFAS No. 60, "Accounting and Reporting by Insurance Enterprises," and SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" and the need for interpretive guidance to be developed in three areas: separate account presentation and valuation; the accounting recognition given sales inducements (bonus interest, bonus credits, persistency bonuses); and the classification and valuation of certain long-duration contract liabilities.

The most significant accounting implications of the SOP are as follows: (1) reporting and measuring assets and liabilities of separate account products as general account assets and liabilities when specified criteria are not met; (2) reporting and measuring seed money in separate accounts as general account assets based on the insurer's proportionate beneficial interest in the separate account's underlying assets; (3) capitalizing sales inducements that meet specified criteria and amortizing such amounts over the life of the contracts using the same methodology as used for amortizing deferred acquisition costs, but immediately expensing those sales inducements accrued or credited if such criteria are not met; (4) recognizing contractholder liabilities for: (a) modified guaranteed (market value adjusted) annuities at accreted balances that do not include the then current market value surrender adjustment, (b) two-tier annuities at the lower (non-annuitization) tier account value, (c) persistency bonuses at amounts that are not reduced for expected forfeitures, (d) group pension participating and similar general account "pass through" contracts that are not accounted for under SFAS No. 133 at amounts based on the fair value of the assets or index that determines the investment return pass through; (5) establishing an additional liability for guaranteed minimum death and similar mortality and morbidity benefits only for contracts determined to have mortality and morbidity risk that is other than nominal and when the risk charges made for a period are not proportionate to the risk borne during that period; and (6) for contracts containing an annuitization benefits contract feature, if such contract feature is not accounted for under the provisions of SFAS No. 133 establishing an additional liability for the contract feature if the present value of expected annuitization payments at the expected annuitization date exceeds the expected account balance at the expected annuitization date.

The provisions of the SOP are effective for fiscal years beginning after December 15, 2003, and, as such, the Company will adopt the SOP effective January 1, 2004. The effect of initially adopting this SOP will be reported as a cumulative effect of a change in accounting principle. The Company is currently completing an assessment of the impact of the SOP on its operations; however, we do not believe that the implementation of the SOP will have a material effect on the Company's consolidated financial position.

3.    CONTINGENCIES AND LITIGATION

CONTINGENCIES

On an ongoing basis, our internal supervisory and control functions review the quality of our sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. In certain cases, if appropriate, we may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate payments in connection with these matters should not have a material adverse effect on the Company's financial position.

LITIGATION

The Company is subject to legal and regulatory actions in the ordinary course of its businesses, including class actions. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to the Company and that are typical of the businesses in which the Company operates. Class action and individual lawsuits involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. We are also subject to litigation arising out of our general business activities, such as our investments and third party contracts. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

The Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on the Company's financial position.

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

4.    RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. It is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

EXPENSE CHARGES AND ALLOCATIONS

Many of the Company's expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into the following categories: general and administrative expenses and agency distribution expenses.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. Beginning in 2003, general and administrative expenses include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial.

The Company is allocated estimated distribution expenses from Prudential Insurance's agency network for both its domestic life and annuity products. The estimate of allocated distribution expenses is intended to reflect a market based pricing arrangement. The Company has capitalized the majority of these distribution expenses as deferred policy acquisition costs.

AFFILIATED ASSET MANAGEMENT FEE INCOME

In accordance with a revenue sharing agreement with Prudential Investments LLC, which began on February 1, 2002, the Company receives fee income from policyholder account balances invested in the Prudential Series Funds ("PSF"). These revenues are recorded as "Asset management fees" in the Consolidated Statements of Operations and Comprehensive Income.

CORPORATE OWNED LIFE INSURANCE

The Company has sold four Corporate Owned Life Insurance ("COLI") policies to Prudential Insurance. The cash surrender value included in Separate accounts was $973.1 million and $835.6 million at September 30, 2003 and December 31, 2002, respectively. Fees related to the COLI policies were $9.1 million and $4.4 million for the periods ended September 30, 2003 and 2002, respectively.

PRUCO LIFE INSURANCE COMPANY AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

REINSURANCE WITH AFFILIATES

PRUCO REINSURANCE LTD. REINSURANCE AGREEMENT

During September 2003, the Company implemented an agreement to reinsure its term life insurance policies known as Term Elite and Term Essential with an affiliated company, Pruco Reinsurance Ltd. ("Pruco Re"). The Company will reinsure with Pruco Re ("THE REINSURER") a significant portion of the risks under such policies through an automatic and facultative coinsurance agreement ("Agreement"). This Agreement covers all significant risks under the policies reinsured. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. This coinsurance agreement replaces the yearly renewable term agreements with external reinsurers that were previously in effect on this block of business. The initial cost of this transaction of $7.5 million will be amortized over the life of the underlying insurance policies. Reinsurance recoverables related to this transaction are $18.4 million.

OTHER AFFILIATED REINSURANCE AGREEMENTS

In addition, the Company currently has three other reinsurance agreements in place with Prudential Insurance and affiliates. Specifically, the Company has a reinsurance Group Annuity Contract, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract. In addition, there are two yearly renewable term agreements in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions.

TAIWAN BRANCH REINSURANCE AGREEMENT

On January 31, 2001, the Company transferred all of its assets and liabilities associated with the Company's Taiwan branch including Taiwan's insurance book of business to an affiliated Company, Prudential Life Insurance Company of Taiwan Inc. ("Prudential of Taiwan"), a wholly owned subsidiary of Prudential Financial, Inc.

The mechanism used to transfer this block of business in Taiwan is referred to as a "full acquisition and assumption" transaction. Under this mechanism, the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under accounting principles generally accepted in the United States. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established.

As part of this transaction, the Company made a capital contribution to Prudential of Taiwan in the amount of the net equity of the Company's Taiwan branch as of the date of transfer. In July 2001, the Company dividended its interest in Prudential of Taiwan to Prudential Insurance.

Premiums ceded for the periods ended September 30, 2003 and 2002 from the Taiwan coinsurance agreement were $56.7 million and $56.4 million, respectively. Benefits ceded for the periods ended September 30, 2003 and 2002 from the Taiwan coinsurance agreement were $10.2 million and $10.6 million, respectively.

Included in the total reinsurance recoverable balances for both domestic and Taiwan agreements were affiliated reinsurance recoverables of $413.2 million and $362.0 million at September 30, 2003 and December 31, 2002, respectively. Of these affiliated amounts, the reinsurance recoverable related to the Taiwan coinsurance agreement was $360.9 million and $311.3 million at September 30, 2003 and December 31, 2002, respectively.

DEBT AGREEMENTS

The Company has a revolving line of credit facility of up to $800 million with Prudential Funding, LLC, a wholly owned subsidiary of Prudential Insurance. The total of asset-based financing and borrowing under this credit facility cannot be more than $800 million. As of September 30, 2003 and December 31, 2002, there was $527 million and $626 million, respectively, of asset-based financing. There was no debt outstanding to Prudential Funding, LLC as of September 30, 2003 or December 31, 2002.

Pruco Life Insurance Company and Subsidiary

Consolidated Statements of Financial Position
December 31, 2002 and 2001 (in thousands)
-------------------------------------------------------------------------------------------------------------------------------


                                                                                                2002               2001
                                                                                          -----------------  -----------------

ASSETS
Fixed maturities available for sale,
   at fair value (amortized cost, 2002: $4,921,691, 2001: $3,935,472)                        $  5,158,106       $  4,024,893
Equity securities available for sale, at fair value (cost, 2002: $100; 2001: $173)                    199                375
Commercial loans on real estate                                                                     6,966              8,190
Policy loans                                                                                      879,506            874,065
Short-term investments                                                                            214,342            215,610
Other long-term investments                                                                        83,856             84,342
                                                                                          -----------------  -----------------
   Total investments                                                                            6,342,975          5,207,475
Cash and cash equivalents                                                                         436,182            374,185
Deferred policy acquisition costs                                                               1,152,997          1,159,830
Accrued investment income                                                                          86,125             77,433
Reinsurance recoverable                                                                           393,171            300,697
Receivables from Parent and affiliates                                                             61,099             33,074
Other assets                                                                                       41,581             20,134
Separate account assets                                                                        12,696,758         14,920,584
                                                                                          -----------------  -----------------
TOTAL ASSETS                                                                                 $ 21,210,888       $ 22,093,412
                                                                                          =================  =================

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Policyholders' account balances                                                              $  4,855,761       $  3,947,690
Future policy benefits and other policyholder liabilities                                         934,546            808,230
Cash collateral for loaned securities                                                             225,518            190,022
Securities sold under agreements to repurchase                                                    400,507             80,715
Income taxes payable                                                                              245,252            266,096
Other liabilities                                                                                 130,411            228,596
Separate account liabilities                                                                   12,696,758         14,920,584
                                                                                          -----------------  -----------------
Total liabilities                                                                              19,488,753         20,441,933
                                                                                          -----------------  -----------------

Contingencies (See Footnote 11)

Stockholder's Equity
Common stock, $10 par value;
   1,000,000 shares, authorized;
   250,000 shares, issued and outstanding                                                           2,500              2,500
Paid-in-capital                                                                                   466,748            466,748
Retained earnings                                                                               1,161,136          1,147,665

Accumulated other comprehensive income:
   Net unrealized investment gains                                                                 91,754             34,718
   Foreign currency translation adjustments                                                            (3)              (152)
                                                                                          -----------------  -----------------
Accumulated other comprehensive income                                                             91,751             34,566
                                                                                          -----------------  -----------------
Total stockholder's equity                                                                      1,722,135          1,651,479
                                                                                          -----------------  -----------------
TOTAL LIABILITIES AND
   STOCKHOLDER'S EQUITY                                                                      $ 21,210,888       $ 22,093,412
                                                                                          =================  =================



                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiary

Consolidated Statements of Operations and Comprehensive Income
Years Ended December 31, 2002, 2001 and 2000 (in thousands)
-------------------------------------------------------------------------------------------------------------------


                                                                 2002               2001               2000
                                                            --------------    ----------------     --------------

REVENUES

Premiums                                                      $ 128,854         $    90,868        $   121,921
Policy charges and fee income                                   529,887             490,185            474,861
Net investment income                                           334,486             343,638            337,919
Realized investment losses, net                                 (68,037)            (60,476)           (20,679)
Asset management fees                                            11,397               7,897             71,160
Other income                                                     14,205               4,962              2,503
                                                            --------------     ---------------    ---------------

Total revenues                                                  950,792             877,074            987,685
                                                            --------------     ---------------    ---------------

BENEFITS AND EXPENSES

Policyholders' benefits                                         275,251             256,080            248,063
Interest credited to policyholders' account balances            204,813             195,966            171,010
General, administrative and other expenses                      509,733             382,701            410,684
                                                            --------------     ---------------    ---------------

Total benefits and expenses                                     989,797             834,747            829,757
                                                            --------------     ---------------    ---------------

(Loss) income from operations before income taxes               (39,005)             42,327            157,928
                                                            --------------     ---------------    ---------------

Income Taxes:
   Current                                                      (64,656)            (98,956)             8,661
   Deferred                                                      12,153              73,701             45,771
                                                            --------------     ---------------    ---------------

Total income tax (benefit) expense                              (52,503)            (25,255)            54,432
                                                            --------------     ---------------    ---------------

NET INCOME                                                       13,498              67,582            103,496
                                                            --------------     ---------------    ---------------

Other comprehensive income, net of tax:

   Unrealized gains on securities, net of
   reclassification adjustment                                   57,036              29,988             33,094

   Foreign currency translation adjustments                         149               3,168               (993)
                                                            --------------     ---------------    ---------------

Other comprehensive income                                       57,185              33,156             32,101
                                                            --------------     ---------------    ---------------

TOTAL COMPREHENSIVE INCOME                                    $  70,683           $ 100,738          $ 135,597
                                                            ==============     ===============    ===============









                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiary

Consolidated Statements of Stockholder's Equity
Years Ended December 31, 2002, 2001 and 2000 (in thousands)
----------------------------------------------------------------------------------------------------------------------------
                                                                                        Accumulated
                                                                                           other              Total
                                           Common        Paid-in-       Retained       comprehensive       stockholder's
                                            stock         capital        earnings       income (loss)         equity
                                         ------------ ------------- ---------------- ----------------- -------------------
Balance, January 1, 2000                  $ 2,500       $ 439,582     $ 1,258,428       $ (30,691)         $ 1,669,819

Net income                                      -               -         103,496               -              103,496

Contribution from Parent                        -          27,166               -               -               27,166

Change in foreign currency
translation adjustments, net of taxes           -               -               -            (993)                (993)

Change in net unrealized
investment losses, net of
reclassification adjustment and taxes           -               -               -          33,094               33,094
                                         ------------ ------------- ---------------- ----------------- -------------------

Balance, December 31, 2000                  2,500         466,748       1,361,924           1,410            1,832,582

Net income                                      -               -          67,582               -               67,582

Policy credits issued to eligible
policyholders                                   -               -        (128,025)              -             (128,025)

Dividends to Parent                             -               -        (153,816)              -             (153,816)

Change in foreign currency translation
adjustments, net of taxes                       -               -               -           3,168                3,168


Change in net unrealized investment
gains, net of reclassification
adjustment and taxes                            -               -               -          29,988               29,988
                                         ------------ ------------- ---------------- ----------------- -------------------

Balance, December 31, 2001                  2,500         466,748       1,147,665          34,566            1,651,479

Net income                                      -               -          13,498               -               13,498

Adjustments to policy credits issued to
eligible policyholders                          -               -             (27)              -                  (27)

Change in foreign currency translation
adjustments, net of taxes                       -               -               -             149                  149

Change in net unrealized investment
gains, net of reclassification adjustment
and taxes                                       -               -               -          57,036               57,036
                                         ------------ ------------- ---------------- ----------------- -------------------
Balance, December 31, 2002                $ 2,500       $ 466,748     $ 1,161,136       $  91,751          $ 1,722,135
                                         ============ ===========   ================ ================= ===================





                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiary

Consolidated Statements of Cash Flows
Years Ended December 31, 2002, 2001 and 2000 (in thousands)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    2002               2001             2000
                                                                              ---------------- ------------------ -----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                        $   13,498        $   67,582        $   103,496
Adjustments to reconcile net income to net cash
   provided by operating activities:
   Policy charges and fee income                                                     (74,117)          (54,970)           (72,275)
   Interest credited to policyholders' account balances                              204,813           195,966            171,010
   Realized investment losses, net                                                    68,037            60,476             20,679
   Amortization and other non-cash items                                             (78,452)          (49,594)           (48,141)
   Change in:
      Future policy benefits and other policyholders' liabilities                    126,316           105,368             73,340
      Accrued investment income                                                       (8,692)            4,864            (13,380)
      Receivables from Parent and affiliates                                         (28,025)           18,512            (24,907)
      Policy loans                                                                    (5,441)          (40,645)           (63,022)
      Deferred policy acquisition costs                                                6,833          (100,281)           (69,868)
      Income taxes payable/receivable                                                (20,844)           38,839             90,195
      Other, net                                                                     (96,133)          (38,114)            51,011
                                                                              ---------------- ------------------ -----------------
Cash Flows From Operating Activities                                                 107,793           208,003            218,138
                                                                              ---------------- ------------------ -----------------
CASH FLOWS USED IN INVESTING ACTIVITIES:
   Proceeds from the sale/maturity of:
      Fixed maturities:
         Available for sale                                                        1,834,129         2,653,798          2,273,789
         Held to maturity                                                                  -                 -             64,245
      Equity securities                                                                    4               482              1,198
      Commercial loans on real estate                                                  1,224             1,137              1,182
   Payments for the purchase of:
      Fixed maturities:
         Available for sale                                                       (2,884,673)       (2,961,861)        (2,782,541)
      Equity securities                                                                   (9)             (184)           (11,134)
   Cash collateral for loaned securities, net                                         35,496             4,174             98,513
   Securities sold under agreement to repurchase, net                                319,792           (23,383)            82,947
   Other long-term investments, net                                                  (11,421)             (130)             8,122
   Short-term investments, net                                                         1,256           (12,766)          (118,418)
                                                                              ---------------- ------------------ -----------------
Cash Flows Used In Investing Activities                                             (704,202)         (338,733)          (382,097)
                                                                              ---------------- ------------------ -----------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Policyholders' account deposits                                                 1,789,307         1,456,668          2,409,399
   Policyholders' account withdrawals                                             (1,014,901)       (1,313,300)        (1,991,363)
   Cash dividend to Parent                                                                 -           (26,048)                 -
   Cash provided to affiliate                                                              -           (65,476)                 -
   Cash payments made to eligible policyholders                                     (116,000)                -                  -
                                                                              ---------------- ------------------ -----------------
Cash Flows From Financing Activities                                                 658,406            51,844            418,036
                                                                              ---------------- ------------------ -----------------

   Net increase in cash and cash equivalents                                          61,997           (78,886)           254,077
   Cash and cash equivalents, beginning of year                                      374,185           453,071            198,994
                                                                              ---------------- ------------------ -----------------
CASH AND CASH EQUIVALENTS, END OF YEAR                                            $  436,182     $     374,185        $   453,071
                                                                              ================ ================== =================

SUPPLEMENTAL CASH FLOW INFORMATION
   Income taxes paid (received)                                                   $      546     $     (46,021)       $   (14,832)
                                                                              ---------------- ------------------ -----------------
NON-CASH TRANSACTIONS DURING THE YEAR
   Dividend paid with fixed maturities                                            $        -     $      81,952        $         -
                                                                              ---------------- ------------------ -----------------
   Taiwan branch dividend paid with net assets/liabilities$                       $        -     $      45,816        $         -
                                                                              ---------------- ------------------ -----------------
   Policy credits issued to eligible policyholders                                $        -     $     128,025        $         -
                                                                              ---------------- ------------------ -----------------
   Contribution from Parent                                                       $        -     $           -        $    27,166
                                                                              ---------------- ------------------ -----------------



                 See Notes to Consolidated Financial Statements

Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

1.  BUSINESS

Pruco Life Insurance Company ("the Company") is a stock life insurance company, organized in 1971 under the laws of the state of Arizona. The Company is licensed to sell individual life insurance, variable life insurance, term life insurance, variable and fixed annuities, and a non-participating guaranteed interest contract ("GIC") called Prudential Credit Enhanced GIC ("PACE") in the District of Columbia, Guam and in all states and territories except New York. The Company previously marketed individual life insurance through its branch office in Taiwan. The branch office was transferred to an affiliated company on January 31, 2001, as described in Footnote 12.

The Company has one wholly owned subsidiary, Pruco Life Insurance Company of New Jersey ("PLNJ"). PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell individual life insurance, variable life insurance, term life insurance, fixed and variable annuities only in the states of New Jersey and New York. Another wholly owned subsidiary, The Prudential Life Insurance Company of Arizona ("PLICA") was dissolved on September 30, 2000. All assets and liabilities were transferred to the Company. PLICA had no new business sales in 2000.

The Company is a wholly owned subsidiary of The Prudential Insurance Company of America ("Prudential Insurance"), an insurance company founded in 1875 under the laws of the state of New Jersey. On December 18, 2001 ("the date of demutualization") Prudential Insurance converted from a mutual life insurance company to a stock life insurance company and became an indirect wholly owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"). The demutualization was completed in accordance with Prudential Insurance's Plan of Reorganization, which was approved by the Commissioner of the New Jersey Department of Banking and Insurance in October 2001.

Prudential Insurance intends to make additional capital contributions to the Company, as needed, to enable it to comply with its reserve requirements and fund expenses in connection with its business. Generally, Prudential Insurance is under no obligation to make such contributions and its assets do not back the benefits payable under the Company's policyholder contracts. During 2000, a capital contribution of $27.2 million resulted from the forgiveness of an intercompany receivable.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products, and individual and group annuities.


2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation
The consolidated financial statements include the accounts of the Company and its wholly owned subsidiary, PLNJ. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The Company has extensive transactions and relationships with Prudential Insurance and other affiliates, as more fully described in Footnote 12. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs ("DAC") and future policy benefits, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Investments
Fixed maturities classified as "available for sale" are carried at estimated fair value. The amortized cost of fixed maturities is written down to estimated fair value if a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairment adjustments. Unrealized gains and losses on fixed maturities "available for sale", including the effect on deferred policy acquisition costs and policyholders' account balances that would result from the realization of unrealized gains and losses are included in "Accumulated other comprehensive income (loss)", net of income taxes.

Equity securities, available for sale, comprised of common and non-redeemable preferred stock, are carried at estimated fair value. The associated unrealized gains and losses, the effects on deferred policy acquisition costs and on policyholders' account balances that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income (loss)", net of income taxes. The cost of equity securities is written down to estimated fair value when a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairment adjustments.

Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Commercial loans on real estate are stated primarily at unpaid principal balances, net of unamortized discounts and an allowance for losses. The allowance for losses includes a loan specific reserve for non-performing loans and a portfolio reserve for incurred but not specifically identified losses. Non-performing loans include those loans for which it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. These loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on non-performing loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues accruing interest on non-performing loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as non-performing, any accrued but uncollectible interest is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors. There is no valuation allowance for commercial loans on real estate at December 31, 2002 or 2001.

Policy loans are carried at unpaid principal balances.

Short-term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are carried at amortized cost, which because of their short term approximates fair value.

Other long-term investments consist of the Company's investments in joint ventures and partnerships in which the Company does not exercise control, derivatives held for purposes other than trading, and investments in the Company's own separate accounts, which are carried at estimated fair value. Joint ventures and partnership interests are generally accounted for using the equity method of accounting, reduced for other than temporary declines in value. The Company's net income from investments in joint ventures and partnerships is generally included in "Net investment income."

Realized investment losses, net are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments, which are declines in value that are considered to be other than temporary. Impairment adjustments are included in "Realized investment losses, net." In evaluating whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following:
(1) whether the decline is substantial; (2) the duration (generally greater than six months); (3) the reasons for the decline in value (credit event, interest related or market fluctuation); (4) the Company's ability and intent to hold the investments for a period of time to allow for a recovery of value; and (5) the financial condition of and near-term prospects of the issuer.

Cash and cash equivalents
Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments, and other debt issues with a maturity of three months or less when purchased.

Deferred policy acquisition costs
The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs ("DAC") are subject to recoverability testing at the end of each accounting period. DAC, for applicable products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

Policy acquisition costs related to interest-sensitive and variable life products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 25 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General administrative and other expenses" in the period such estimated gross profits are revised.

Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

DAC related to non-participating term insurance are amortized over the expected life of the contracts in proportion to premium income. For guaranteed investment contracts, acquisition costs are expensed as incurred.

The Company and Prudential Insurance have offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company or Prudential Insurance for another form of policy or contract. These transactions are known as internal replacements. If the terms of the new policies are not substantially similar to those of the former policy, the unamortized DAC on the surrendered policies is immediately charged to expense. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the life of the new policies.

Securities loaned
Securities loaned are treated as collateralized financing arrangements and are recorded at the amount of cash received as collateral. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities loaned are with large brokerage firms.

Securities sold under agreements to repurchase
Securities sold under agreements to repurchase are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently reacquired, including accrued interest, as specified in the respective agreements. Assets to be repurchased are the same, or substantially the same, as the assets transferred and the transferor, through right of substitution, maintains the right and ability to redeem the collateral on short notice. The market value of securities to be repurchased is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

Securities lending and securities repurchase agreements are used to generate net investment income. These instruments are short-term in nature (usually 30 days or less). Securities loaned are collateralized principally by U.S. government and mortgage-backed securities. Securities sold under repurchase agreements are collateralized principally by cash. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

Separate account assets and liabilities
Separate account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations and Comprehensive Income. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income". Asset management fees charged to the accounts are included in "Asset management fees".

Separate accounts represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the policyholders, with the exception of the Pruco Life Modified Guaranteed Annuity Account. The Pruco Life Modified Guaranteed Annuity Account is a non-unitized separate account, which funds the Modified Guaranteed Annuity Contract and the Market Value Adjustment Annuity Contract. Owners of the Pruco Life Modified Guaranteed Annuity and the Market Value Adjustment Annuity Contracts do not participate in the investment gain or loss from assets relating to such accounts. Such gain or loss is borne, in total, by the Company.

Other assets and other liabilities
Other assets consist primarily of prepaid expenses, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, demutualization consideration not yet paid to policyholders, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Contingencies
Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.


Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Insurance Revenue and Expense Recognition
Premiums from life insurance policies, excluding interest-sensitive life contracts, are generally recognized when due. Benefits are recorded as an expense when they are incurred. For traditional life insurance contracts, a liability for future policy benefits is recorded using the net level premium method. For individual annuities in payout status, a liability for future policy benefits is recorded for the present value of expected future payments based on historical experience.

Certain annuity contracts provide the holder a guarantee that the benefit received upon death will be no less than a minimum prescribed amount that is based upon a combination of net deposits to the contract, net deposits to the contract accumulated at a specified rate or the highest historical account value on a contract anniversary. To the extent the guaranteed minimum death benefit exceeds the current account value at the time of death, the Company incurs a cost that is recorded as "Policyholders' benefits" for the period in which death occurs.

Amounts received as payment for interest-sensitive life, deferred annuities and guaranteed investment contracts are reported as deposits to "Policyholders' account balances". Revenues from these contracts reflected as "Policy charges and fee income" consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of DAC.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Foreign currency translation adjustments
Assets and liabilities of the Taiwan branch are translated to U.S. dollars at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. Cumulative translation adjustments arising from the use of differing exchange rates from period to period are charged or credited directly to "Other comprehensive income (loss)." The cumulative effect of changes in foreign exchange rates are included in "Accumulated other comprehensive income (loss)".

Asset management fees
Through December 31, 2000, and again beginning on February 1, 2002, the Company received asset management fee income from policyholder account balances invested in The Prudential Series Funds ("PSF"), which are a portfolio of mutual fund investments related to the Company's separate account products (refer to Note
12). In addition, the Company receives fees from policyholder account balances invested in funds managed by companies other than Prudential Insurance. Asset management fees are recognized as income as earned.

Derivative Financial Instruments
The Company adopted SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" as amended, on January 1, 2001. Except as noted below, the adoption of this statement did not have a material impact on the results of operations of the Company.

Upon its adoption of FAS 133, the Company reclassified "held to maturity" securities with a fair value of approximately $320.6 million to "available for sale" as permitted by the new standard. This reclassification resulted in unrealized gains of $2.5 million, net of tax, which were recorded in "Accumulated Other Comprehensive income (loss)."

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps and futures, and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at estimated fair value, generally by obtaining quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models.

Derivatives are used to manage the characteristics of the Company's asset/liability mix, and to manage the interest rate and currency characteristics of invested assets. Additionally, derivatives are used to seek to reduce exposure to interest rates and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment ("fair value" hedge), (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge), (3) a foreign currency or cash flow hedge ("foreign currency" hedge),
(4) a hedge of a net investment in a foreign operation, or (5) a derivative entered into as an economic hedge that does not qualify for hedge accounting. As of December 31, 2002, none of the Company's derivatives qualify for hedge accounting treatment.

If a derivative does not qualify for hedge accounting, it is recorded at fair value in "Other long-term investments" or "Other liabilities" in the Consolidated Statements of Financial Position. Changes in fair value are included in "Realized investment losses, net" without considering changes in fair value of the hedged assets or liabilities.

Income Taxes
The Company and its subsidiary are members of the consolidated federal income tax return of Prudential Financial and file separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision. Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.

New Accounting Pronouncements
In June 2001, the Financial Accounting Standards Board (the "FASB") issued SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 requires that an intangible asset acquired either individually or with a group of other assets shall initially be recognized and measured based on fair value. An intangible asset with a finite life is amortized over its useful life to the reporting entity; an intangible asset with an indefinite useful life, including goodwill, is not amortized. All intangible assets shall be tested for impairment in accordance with the statement. As of December 31, 2002, the Company does not have any goodwill or intangible assets.

In July 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS No. 146 requires that a liability for costs associated with an exit or disposal activity be recognized and measured initially at fair value only when a liability is incurred. Prior to the adoption of SFAS No. 146, such amounts were recorded upon the Company's commitment to a restructuring plan. SFAS No. 146 is effective for exit or disposal activities that are initiated after December 31, 2002. Accordingly, the Company will adopt this statement for applicable transactions occurring on or after January 1, 2003.

In November 2002, the FASB issued Interpretation ("FIN") No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others." FIN No. 45 expands existing accounting guidance and disclosure requirements for certain guarantees and requires the recognition of a liability for the fair value of certain types of guarantees upon issuance. FIN No. 45 is applicable to guarantees issued or modified after December 31, 2002. The January 1, 2003 adoption of the Interpretation's guidance did not have a material effect on the Company's financial position. The Company did not have any guarantees to disclose in accordance with the disclosure requirements of the Interpretation.

In January 2003, the FASB issued FIN No. 46, "Consolidation of Variable Interest Entities." FIN No. 46 addresses whether certain types of entities, referred to as variable interest entities ("VIEs"), should be consolidated in a company's financial statements. A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity's expected losses or the right to receive the entity's expected residual returns); or (2) lacks sufficient equity to finance its own activities without financial support provided by other parties, which in turn would be expected to absorb at least some of the expected losses of the VIE. An entity should consolidate a VIE if it stands to absorb a majority of the VIE's expected losses or residual returns. The Company adopted the Interpretation for relationships with VIEs that began on or after February 1, 2003. For VIEs with which an entity became involved in prior to February 1, 2003, the consolidation guidance is required to be implemented by July 1, 2003. Accordingly, the Company is in the process of determining whether it will need to consolidate previously unconsolidated VIEs or to deconsolidate previously consolidated VIEs.

Reclassifications
Certain amounts in the prior years have been reclassified to conform to the current year presentation.

Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3.  INVESTMENTS

Fixed Maturities and Equity Securities:
The following tables provide additional information relating to fixed maturities and equity securities as of December 31:

                                                                              2002
                                                 ---------------------------------------------------------------
                                                                     Gross            Gross
                                                  Amortized       unrealized       unrealized        Estimated
                                                     cost            gains           losses         fair value
                                                 -------------   --------------   --------------   -------------
                                                                         (in thousands)
Fixed maturities available for sale
Bonds:
   U.S. Treasury securities and obligations of
      U.S. government corporations and agencies   $  600,128        $  11,898         $      1      $  612,025

   States, municipalities and political
      subdivisions                                       257                8                -             265

   Foreign government bonds                           45,981            4,707               44          50,644

   Mortgage-backed securities                        120,425            3,242               14         123,653

   Public utilities                                  508,456           28,955            5,826         531,585

   All other corporate bonds                       3,643,436          204,542           11,022       3,836,956

Redeemable preferred stock                             3,008              275              305           2,978
                                                 -------------   --------------   --------------   -------------
Total fixed maturities available for sale         $4,921,691        $ 253,627         $ 17,212      $5,158,106
                                                 =============   ==============   ==============   =============

Equity securities available for sale                 $   100        $     101         $      2      $      199
                                                 =============   ==============   ==============   =============


                                                                              2001
                                                 ---------------------------------------------------------------
                                                                     Gross            Gross
                                                  Amortized       unrealized       unrealized        Estimated
                                                     cost            gains           losses         fair value
                                                 -------------   --------------   --------------   -------------
                                                                         (in thousands)
Fixed maturities available for sale
Bonds:
   U.S. Treasury securities and obligations of
      U.S. government corporations and agencies   $  303,350        $   2,015         $  2,158      $  303,207

   States, municipalities and political
      subdivisions                                       255                -               11             244

   Foreign government bonds                           27,332            2,130                8          29,454

   Mortgage-backed securities                         10,148              160               61          10,247

   Public utilities                                  614,762           21,357            5,666         630,453

   All other corporate bonds                       2,971,740           94,215           23,235       3,042,720

Redeemable preferred stock                             7,885              738               55           8,568
                                                 -------------   --------------   --------------   -------------
Total fixed maturities available for sale         $3,935,472        $ 120,615         $ 31,194      $4,024,893
                                                 =============   ==============   ==============   =============

Equity securities available for sale              $      173        $     220         $     18      $      375
                                                 =============   ==============   ==============   =============

Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

The amortized cost and estimated fair value of fixed maturities, by contractual maturities at December 31, 2002 is shown below:

                                                    Available for sale
                                          --------------------------------------
                                                Amortized        Estimated fair
                                                  cost               value
                                             ---------------    ----------------
                                                       (in thousands)

     Due in one year or less                 $   600,515           $   609,204

     Due after one year through five years     2,536,189             2,654,137

     Due after five years through ten years    1,337,353             1,423,935

     Due after ten years                         327,209               347,177

     Mortgage-backed securities                  120,425               123,653
                                            --------------   -------------------

     Total                                   $ 4,921,691           $ 5,158,106
                                            ==============   ===================

Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

Proceeds from the sale of fixed maturities available for sale during 2002, 2001, and 2000, were $1,607.1 million $2,380.4 million, and $2,103.6 million, respectively. Proceeds from the maturity of fixed maturities available for sale during 2002, 2001, and 2000, were $227.0 million, $273.4 million, and $170.2 million, respectively. Gross gains of $20.0 million, $40.3 million, and $15.3 million, and gross losses of $48.2 million, $47.7 million, and $33.9 million were realized on those sales during 2002, 2001, and 2000, respectively.

Writedowns for impairments which were deemed to be other than temporary for fixed maturities were $27.8 million, $53.5 million, and $12.3 million, for the years ended December 31, 2002, 2001 and 2000, respectively.

During 2000, certain securities classified as held to maturity were transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in credit worthiness. The aggregate amortized cost of the securities transferred was $6.6 million. Gross unrealized investment losses of $0.3 million were recorded in "Accumulated Other Comprehensive income (loss)" at the time of transfer. Prior to transfer, impairments related to these securities, if any, were included in "realized investment losses, net". During the year ended December 31, 2000, there were no securities classified as held to maturity that were sold.

Commercial Loans on Real Estate
The Company's commercial loans on real estate were collateralized by the following property types at December 31:

                                         2002                       2001
                                ---------------------      ---------------------
                                                 (in thousands)


     Retail stores                $ 3,556      51.0%        $  4,623     56.4%

     Industrial buildings           3,410      49.0%           3,567     43.6%

                                ---------------------     ----------------------
        Net carrying value        $ 6,966     100.0%        $  8,190    100.0%
                                =====================     ======================

The concentration of commercial loans is in the states of New Jersey (49%), Washington (43%), and North Dakota (8%). As of December 31, 2002 and 2001, there were no non-performing loans and no allowance for losses.

Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

Other Long-Term Investments
The Company's "Other long-term investments" of $83.9 million and $84.3 million as of December 31, 2002 and 2001, respectively, are comprised of joint ventures and limited partnerships, the Company's investment in the separate accounts and certain derivatives for other than trading. Joint ventures and limited partnerships totaled $36.5 million and $35.8 million at December 31, 2002 and 2001, respectively. The Company's share of net income from the joint ventures was $1.4 million, $1.6 million, and $.9 million, for the years ended December 31, 2002, 2001 and 2000, respectively, and is reported in "Net investment income." The Company's investment in the separate accounts was $45.4 million and $44.0 million at December 31, 2002 and 2001, respectively.


Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

                                                                2002               2001              2000
                                                          ----------------  -----------------  -----------------
                                                                              (in thousands)
Fixed maturities - available for sale                       $   275,843       $    279,477       $    237,042
Fixed maturities - held to maturity                                   -                  -             26,283
Equity securities - available for sale                              266                 71                 18
Commercial loans on real estate                                     791                905              1,010
Policy loans                                                     49,436             48,149             45,792
Short-term investments and cash equivalents                      13,540             24,253             29,582
Other                                                             7,071              6,021             16,539
                                                          ----------------  -----------------  -----------------
Gross investment income                                         346,947            358,876            356,266
   Less:  investment expenses                                   (12,461)           (15,238)           (18,347)
                                                          ----------------  -----------------  -----------------
Net investment income                                       $   334,486       $    343,638       $    337,919
                                                          ================  =================  =================


Realized investment losses, net including charges for other than temporary reductions in value, for the years ended December 31, were from the following sources:

                                                                2002                2001              2000
                                                          ----------------  -----------------  -----------------
                                                                              (in thousands)
Fixed maturities                                            $   (56,039)      $    (60,924)      $    (34,812)
Equity securities - available for sale                              (78)               (56)               271
Derivatives                                                     (11,746)            (1,396)            15,039
Other                                                              (174)             1,900             (1,177)
                                                          ----------------  -----------------  -----------------

Realized investment losses, net                             $   (68,037)      $    (60,476)      $    (20,679)
                                                          ================  =================  =================

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on securities available for sale are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income (loss)." Changes in these amounts include reclassification adjustments to exclude from "Other Comprehensive income
(loss)," those items that are included as part of "Net income" for a period that also had been part of "Other Comprehensive income (loss)" in earlier periods. The amounts for the years ended December 31, net of tax, are as follows:

Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

                                                                                                             Accumulated
                                                                                                                other
                                                                                                            comprehensive
                                                                                                            income (loss)
                                                                Deferred                       Deferred     related to net
                                               Unrealized        policy      Policyholders'   income tax      unrealized
                                             gains (losses)   acquisition       account       (liability)     investment
                                             on investments      costs         balances         benefit     gains (losses)
                                            ---------------- -------------- ---------------- ------------- ---------------
                                                                            (in thousands)
Balance, January 1, 2000                        $  (84,401)    $   40,292      $  (3,032)     $   18,777     $  (28,364)
Net investment gains on investments
 arising during the period                          56,707              -              -         (21,539)        35,168

Reclassification adjustment for losses
 included in net income                             34,329              -              -         (13,039)        21,290

Impact of net unrealized investment
 gains(losses) on deferred policy
 acquisition costs                                       -        (39,382)             -          14,177        (25,205)

Impact of net unrealized investment
 gains(losses) on policyholders' account
 balances                                                -              -          2,877          (1,036)         1,841
                                            ---------------- -------------- ---------------- ------------- ---------------
Balance, December 31, 2000                           6,635            910           (155)         (2,660)         4,730
Net investment gains on investments
 arising during the period                          22,007              -              -          (7,922)        14,085

Reclassification adjustment for losses
 included in net income                             60,980              -              -         (21,953)        39,027

Impact of net unrealized investment
 gains(losses) on deferred policy
 acquisition costs                                       -        (41,223)             -          14,840        (26,383)

Impact of net unrealized investment
 gains(losses) on policyholders' account
 balances                                                -              -          5,092          (1,833)         3,259
                                            ---------------- -------------- ---------------- ------------- ---------------
Balance, December 31, 2001                          89,622        (40,313)         4,937         (19,528)        34,718
Net investment gains on investments
 arising during the period                          90,774              -              -         (32,679)        58,095
Reclassification adjustment for losses
 included in net income                             56,117              -              -         (20,202)        35,915
Impact of net unrealized investment
 gains(losses) on deferred policy
 acquisition costs                                       -        (67,053)             -          24,139        (42,914)
Impact of net unrealized investment
 gains(losses) on policyholders' account
 balances                                                -              -          9,281          (3,341)         5,940
                                            ---------------- -------------- ---------------- ------------- ---------------
Balance, December 31, 2002                      $  236,513     $ (107,366)     $  14,218      $  (51,611)    $   91,754
                                            ================ ============== -=============== ============= ===============


Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

The table below presents unrealized gains (losses) on investments by asset class at December 31,

                                                2002         2001        2000
                                            ------------  ----------  ----------
                                                         (in thousands)
  Fixed maturities                           $ 236,414    $  89,420    $  9,277
  Equity securities                                 99          202      (2,642)
                                            ------------  ----------  ----------
  Unrealized gains/losses on investments     $ 236,513    $  89,622    $  6,635
                                            ============  ==========  ==========



Securities Pledged, Restricted Assets and Special Deposits
The Company pledges investment securities it owns to unaffiliated parties through certain transactions including securities lending, securities sold under agreements to repurchase, and futures contracts. At December 31, 2002 and 2001, the carrying value of fixed maturities available for sale pledged to third parties as reported in the Consolidated Statements of Financial Position were $613.6 million and $265.2 million, respectively.

Fixed maturities of $2.9 million at December 31, 2002 and 2001, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Equity securities restricted as to sale were $.1 million and $.2 million at December 31, 2002 and 2001, respectively.



4.  DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                               2002              2001             2000
                                                           --------------- ---------------- -----------------
                                                                           (in thousands)
Balance, beginning of year                                  $  1,159,830     $  1,132,653     $  1,062,785
Capitalization of commissions, sales and issue expenses          328,658          295,823          242,322
Amortization                                                    (268,438)        (156,092)        (129,049)
Change in unrealized investment (gains) losses                   (67,053)         (41,223)         (39,382)
Foreign currency translation                                           -            1,773           (4,023)
Transfer of Taiwan branch balance to an affiliated company             -          (73,104)               -
                                                           --------------- ---------------- -----------------
Balance, end of year                                        $  1,152,997     $  1,159,830     $  1,132,653
                                                           =============== ================ =================

5.  POLICYHOLDERS' LIABILITIES

Future policy benefits and other policyholder liabilities at December 31, are as follows:

                                                 2002             2001
                                            --------------   --------------
                                                    (in thousands)
    Life insurance - domestic                  $ 578,211         $500,974
    Life insurance - Taiwan                      311,300          260,632
    Individual annuities                          31,830           32,423
    Group annuities                               13,205           14,201
                                            --------------   --------------
    Total future policy benefits               $ 934,546         $808,230
                                            ==============   ==============

Life insurance liabilities include reserves for death benefits and other policy benefits. Annuity liabilities include reserves for annuities that are in payout status.

Future policy benefits for domestic and Taiwan traditional life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture rates which range from 2.50% to 8.75% for domestic insurance and 6.25% to 7.50% for Taiwan reserves. Less than 1% of the reserves are based on interest rates in excess of 8%.

Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

5.  POLICYHOLDERS' LIABILITIES (continued)

Future policy benefits for individual and group annuities are equal to the aggregate of 1) the present value of expected future payments on the basis of actuarial assumptions established at issue, and 2) premium deficiency reserves. Assumptions as to mortality are based on the Company's experience when the basis of the reserve is established. The interest rates used in the determination of the individual annuities reserves range from 6.25% to 11.00%, with less than 14% of the reserves based on an interest rate in excess of 8%. The interest rate used in the determination of group annuities reserves is 14.75%.


Policyholders' account balances at December 31, are as follows:

                                                 2002             2001
                                            --------------   --------------
                                                    (in thousands)

    Interest-sensitive life contracts        $ 2,102,179      $ 1,976,710
    Individual annuities                       1,593,703          976,237
    Guaranteed investment contracts            1,159,879          994,743
                                            --------------   --------------
    Total policyholders' account balances    $ 4,855,761      $ 3,947,690
                                            ==============   ==============


Policyholders' account balances for interest-sensitive life, individual annuities, and guaranteed investment contracts represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges. Interest crediting rates range from 4.00% to 6.75% for interest-sensitive life contracts. Interest crediting rates for individual annuities range from 3.00% to 16.00%, with less than 1% of policyholders' account balances with interest crediting rates in excess of 8%. Interest crediting rates for guaranteed investment contracts range from 3.50% to 8.03%, with less than 1% of policyholders' account balances with interest crediting rates in excess of 8%.


6.  REINSURANCE

The Company participates in reinsurance, with Prudential Insurance and an affiliate and other companies, in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability reassumed by the Company is considered to be remote.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The affiliated reinsurance agreements, including the Company's reinsurance of all its Taiwanese business as of February 1, 2001, are described further in Note 12.

During 2002, a new product, referred to as Magnastar was introduced. The Magnastar product is a proprietary variable universal life product developed by the M Life Insurance Company. The Company has entered into modified coinsurance and yearly renewal term reinsurance agreements related to this product. Premiums ceded for the Magnastar product for 2002 were approximately $88 million.

Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6.  REINSURANCE  (Continued)

Reinsurance amounts included in the Consolidated Statements of Operations and Comprehensive Income for the year ended December 31, are as follows:

                                                            2002             2001              2000
                                                        -----------      -----------       ------------
                                                                        (in thousands)
    Direct  premiums  and  policy  charges  and fee         $862,723        $686,887           $609,630
     income
       Reinsurance assumed                                         -             162              1,671
       Reinsurance ceded                                    (203,982)        (105,996)          (14,519)
                                                         -----------      -----------      ------------
    Premiums and policy charges and fee income              $658,741         $581,053          $596,782

    Policyholders' benefits ceded                            $70,327          $23,733           $ 5,472



Reinsurance ceded for interest-sensitive life products is accounted for as a reduction of policy charges and fee income. Reinsurance ceded for term insurance products is accounted for as a reduction of premiums.

Reinsurance recoverables, included in the Company's Consolidated Statements of Financial Position at December 31, were as follows:
                                                2002             2001
                                            ------------    -------------
                                                    (in thousands)

    Domestic life insurance -                  $ 37,529         $ 11,014
    affiliated
    Domestic life insurance -                    31,137           14,850
    unaffiliated
    Other reinsurance - affiliated               13,205           14,201

    Taiwan life insurance-affiliated            311,300          260,632
                                            ------------    -------------
                                               $393,171        $ 300,697
                                            ============    =============


The gross and net amounts of life insurance in force at December 31, were as follows:

                                                            2002             2001               2000
                                                      ----------------   ---------------   ---------------
                                                                        (in thousands)
    Life insurance face amount in force                $ 118,381,408      $ 84,317,628      $ 66,327,999
    Ceded to other companies                             (49,113,635)      (25,166,264)       (7,544,363)
                                                      ----------------   ---------------   ---------------
    Net amount of life insurance in force              $  69,267,773      $ 59,151,364      $ 58,783,636
                                                      ================   ===============   ===============


Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

7.  INCOME TAXES

The components of income tax (benefit) expense for the years ended December 31, are as follows:

                                                            2002               2001              2000
                                                      ----------------   ---------------   ---------------
                                                                         (in thousands)
    Current tax (benefit) expense:
       U.S.                                                $ (65,004)       $ (100,946)         $  8,588
       State and local                                           309             1,866                38
       Foreign                                                    39               124                35
                                                      ----------------   ---------------   ---------------
       Total                                                 (64,656)          (98,956)            8,661
                                                      ----------------   ---------------   ---------------

    Deferred tax expense (benefit):
       U.S.                                                   15,709            76,155            43,567
       State and local                                        (3,556)           (2,454)            2,204
                                                      ----------------   ---------------   ---------------
       Total                                                  12,153            73,701            45,771
                                                      ----------------   ---------------   ---------------
     Total income tax (benefit) expense                    $ (52,503)        $ (25,255)         $ 54,432
                                                      ================   ===============   ===============

The income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:

                                                            2002               2001              2000
                                                      ----------------   ---------------   ---------------
                                                                         (in thousands)
     Expected federal income tax (benefit) expense         $ (13,652)        $  14,814          $ 55,275
         State and local income taxes                         (2,111)             (382)            1,457
         Non taxable investment income                       (41,745)          (38,693)           (6,443)
         Incorporation of Taiwan branch                        7,545            (1,774)                -
         Other                                                (2,540)              780             4,143
                                                      ----------------   ---------------   ---------------
         Total income tax (benefit) expense                $ (52,503)        $ (25,255)         $ 54,432
                                                      ================   ===============   ===============

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                2002             2001
                                            ------------    -------------
                                                    (in thousands)
    Deferred tax assets
         Insurance reserves                   $ 24,976        $  43,317
         Tax loss carry forwards                23,706            5,642
         Other                                   3,871            9,309
                                            ------------    -------------
         Deferred tax assets                    52,553           58,268
                                            ------------    -------------
    Deferred tax liabilities
         Deferred acquisition costs            312,150          324,082
         Net unrealized gains on securities     85,145           32,264
         Investments                            18,299           20,644
                                            ------------    -------------
         Deferred tax liabilities              415,594          376,990
                                            ------------    -------------

    Net deferred tax liability               $ 363,041        $ 318,722
                                            ============    =============

Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

7.  INCOME TAXES (continued)

Management believes that based on its historical pattern of taxable income, the Company and its subsidiary will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 2002 and 2001, the Company and its subsidiary had federal capital loss carryforwards for tax purposes of $40 million and $0 million, respectively, which expire by 2007. At December 31, 2002 the Company had state operating loss carryforwards of $592 million and capital loss carryforwards of $40 million, which expire by 2017 and 2007, respectively. At December 31, 2001, the Company had state operating loss carryforwards of $369 million, which expire by 2016.

The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1992 as well as 1996. The Service has examined the years 1993 through 1995 and the Company is in the process of finalizing an agreement with the Service with respect to proposed adjustments for those tax years. The Service has begun its examination of 1997 through 2001. Management believes sufficient provisions have been made for potential adjustments.

8.  STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) of the Company amounted to $(238.8) million, $71.5 million, and $(50.5) million, for the years ended December 31, 2002, 2001, and 2000, respectively. Statutory surplus of the Company amounted to $471.0 million and $728.7 million at December 31, 2002 and 2001, respectively.

In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles guidance ("Codification"), which replaced the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. Codification provided guidance for areas where statutory accounting had been silent and changed current statutory accounting in certain areas. The Company adopted the Codification guidance effective January 1, 2001. As a result of these changes, the Company reported an increase to statutory surplus of $81 million, primarily relating to the recognition of deferred tax assets.

The Company is subject to Arizona law which limits the amount of dividends that insurance companies can pay to stockholders. The maximum dividend which may be paid in any twelve-month period without notification or approval is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, the Company would not be permitted a dividend distribution without prior approval in 2003.

During 2001, the Company received approval from the Arizona Department of Insurance to pay an extraordinary dividend to Prudential Insurance of $108 million.

Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimated fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying value approximates estimated fair value).

Fixed maturities and Equity securities
Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Generally, fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The estimated fair value of certain non-performing private placement securities is based on amounts estimated by management.

Commercial loans on real estate
The estimated fair value of the portfolio of commercial loans on real estate is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality loan.

Policy loans
The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment contracts
For guaranteed investment contracts and other similar contracts without life contingencies, estimated fair values are derived using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

Derivative financial instruments
Refer to Note 11 for the disclosure of fair values on these instruments.

The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

                                                                      2002                                  2001
                                                        ----------------------------------    -------------------------------
                                                            Carrying         Estimated           Carrying        Estimated
                                                             value          fair value            value         fair value
                                                        ---------------  -----------------    --------------- ---------------
                                                                                     (in thousands)
Financial assets:
   Fixed maturities available for sale                    $ 5,158,106        $ 5,158,106        $ 4,024,893     $ 4,024,893
   Equity securities                                              199                199                375             375
   Commercial loans on real estate                              6,966              8,894              8,190          10,272
   Policy loans                                               879,506          1,031,169            874,065         934,203
   Short-term investments                                     214,342            214,342            215,610         215,610
   Cash and cash equivalents                                  436,182            436,182            374,185         374,185
   Separate account assets                                 12,696,758         12,696,758         14,920,584      14,920,584

Financial liabilities:
   Investment contracts                                     2,830,511          2,906,692          2,003,265       2,053,259
   Cash collateral for loaned securities                      225,518            225,518            190,022         190,022
   Securities sold under repurchase
    agreements                                                400,507            400,507             80,715          80,715
   Separate account liabilities                            12,696,758         12,696,758         14,920,584      14,920,584

                                      B-20

Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10.  DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

Types of Derivative Instruments

Interest Rate Swaps
Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches). Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Futures
Exchange-traded treasury futures are used by the Company to reduce market risks from changes in interest rates and, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets. As an example, the Company agrees to purchase or sell a specified number of contracts, the value of which are determined by the value of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commissions merchants who are members of a trading exchange.

Treasury futures are used to hedge duration mismatches between assets and liabilities by replicating Treasury performance. Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline that selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

Currency Swaps
Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

The table below summarizes the Company's outstanding positions by derivative instrument types as of December 31, 2002 and 2001. All of the derivatives are carried on the Consolidated Statements of Financial Position at estimated fair value.

                                                 Derivatives
                                        2002                       2001
                              -----------------------    -----------------------
                                           Estimated                   Estimated
                             Notional     fair value      Notional    fair value
                           ------------  -----------    -----------  -----------
                                               (in thousands)
    Non-Hedge Accounting

    Swap instruments:
    Interest rate             $14,405       $  414        $  9,470       $  638
    Currency                   21,244        1,571          24,785        3,858

    Future contracts:
    US Treasury futures        12,400         (407)        141,300          632

Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continuted)

Credit Risk
The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's swaps transactions is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. Because exchange-traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments. The credit exposure of exchange-traded instruments is represented by the negative change, if any, in the fair value (market value) of contracts from the fair value (market value) at the reporting date.

The Company manages credit risk by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. In addition, the Company enters into over-the-counter swaps pursuant to master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Likewise, the Company effects exchange-traded futures and options through regulated exchanges and these positions are marked to market on a daily basis.


11. CONTINGENCIES AND LITIGATION

Contingencies
On an ongoing basis, our internal supervisory and control functions review the quality of our sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. In certain cases, if appropriate, we may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate payments in connection with these matters should not have a material adverse effect on the Company's financial position.

Litigation
The Company and Prudential Insurance are subject to legal and regulatory actions in the ordinary course of their businesses, including class actions. Pending legal and regulatory actions include proceedings relating to aspects of the businesses and operations that are specific to the Company and Prudential Insurance and that are typical of the businesses in which the Company and Prudential Insurance operate. Class action and individual lawsuits involve a variety of issues and/or allegations, which include sales practices, underwriting practices, claims payment and procedures, premium charges, policy servicing and breach of fiduciary duties to customers. We are also subject to litigation arising out of our general business activities, such as our investments and third party contracts. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

The Company and Prudential Insurance have been subject to substantial regulatory actions and civil litigation, including class actions, involving individual life insurance sales practices from 1982 through 1995. As of January 31, 2003, the Company and Prudential Insurance have resolved those regulatory actions, its sales practices class action litigation and virtually all of the individual sales practices actions filed by policyholders who "opted out" of the sales practices class action. Prudential Insurance has indemnified the Company for any liabilities incurred in connection with sales practices litigation covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995.

The Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters should not have a material adverse effect on the Company's financial position.

Pruco Life Insurance Company and Subsidiary
--------------------------------------------------------------------------------
Notes to Consolidated Financial Statements

12.  RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. It is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations
All of the Company's expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into the following categories: general and administrative expenses, agency distribution expenses and asset management fees.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees (except for those agents employed directly by the Company in Taiwan), supplies, use of equipment and office space are provided by Prudential Insurance. The Company is allocated estimated distribution expenses from Prudential's agency distribution network for both its domestic life and annuity products. The Company has capitalized the majority of these distribution expenses as deferred policy acquisition costs. Beginning April 1, 2000, the Company and Prudential Insurance agreed to revise the estimate of allocated distribution expenses to reflect a market based pricing arrangement.

In accordance with a profit sharing agreement with Prudential Insurance that was in effect through December 31, 2000, the Company received fee income from policyholder account balances invested in the Prudential Series Funds ("PSF"). These revenues were recorded as "Asset management fees" in the Consolidated Statements of Operations and Comprehensive Income. The Company was charged an asset management fee by Prudential Global Asset Management ("PGAM") and Jennison Associates LLC ("Jennison") for managing the PSF portfolio. These fees are a component of "general, administrative and other expenses."

On September 29, 2000, the Board of Directors for the Prudential Series Fund, Inc. ("PSFI") adopted resolutions to terminate the existing management agreement between PSFI and Prudential Insurance, and appointed another subsidiary of Prudential Financial as the fund manager for the PSF. The change was approved by the shareholders of PSF during early 2001 and became effective January 1, 2001. From January 1, 2001 through January 31, 2002 the Company did not receive fees associated with the PSF. In addition, the Company did not incur the asset management expense from PGAM and Jennison associated with the PSF, during that period.

In accordance with a revenue sharing agreement with Prudential Investments LLC, which began on February 1, 2002, the Company receives fee income from policyholder account balances invested in the PSF. These revenues are recorded as "Asset management fees" in the Consolidated Statements of Operations and Comprehensive Income. There are no asset management expenses charged under the agreement.

Corporate Owned Life Insurance
The Company has sold four Corporate Owned Life Insurance ("COLI") policies to Prudential Insurance. The fourth policy was issued in December 2002 and has a cash surrender value of $180.8 million at December 31, 2002. Income earned for the year on this policy is $7.1 million consisting of $12.0 million in policy fees offset by $2.4 million in reserves and $2.5 million in DAC amortization. The cash surrender value included in separate accounts for all COLI policies was $835.6 million and $647.2 million at December 31, 2002 and December 31, 2001, respectively. Fees related to all of the COLI policies were $21.0 million, $7.0 million and $9.6 million for the years ending December 31, 2002, 2001, and 2000.

Reinsurance with affiliates
The Company currently has four reinsurance agreements in place with Prudential Insurance and affiliates. Specifically, the Company has a reinsurance Group Annuity Contract, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract. In addition, there are two yearly renewable term agreements in which the Company may offer and the reinsurer may accept reinsurance on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. The effect these agreements had on net income for the periods ended December 31, 2002 or 2001 is reflected in the statement of operations. Information regarding these agreements is provided below and in Note
6. The fourth agreement, which became effective in 2001, is described in the following paragraphs.

On January 31, 2001, the Company transferred all of its assets and liabilities associated with the Company's Taiwan branch including Taiwan's insurance book of business to an affiliated Company, Prudential Life Insurance Company of Taiwan Inc. ("Prudential of Taiwan"), a wholly owned subsidiary of Prudential Financial.

Pruco Life Insurance Company and Subsidiary
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

12.  RELATED PARTY TRANSACTIONS (Continued)

The mechanism used to transfer this block of business in Taiwan is referred to as a "full acquisition and assumption" transaction. Under this mechanism, the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under accounting principles generally accepted in the United States. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established.

As part of this transaction, the Company made a capital contribution to Prudential of Taiwan in the amount of the net equity of the Company's Taiwan branch as of the date of transfer. In July 2001, the Company dividended its interest in Prudential of Taiwan to Prudential Financial.

Affiliated premiums ceded for the periods ended December 31, 2002 and 2001 from the Taiwan coinsurance agreement were $79.6 million and $82.5 million, respectively. Affiliated benefits ceded for the periods ended December 31, 2002 and 2001, from the Taiwan coinsurance agreement were $14.2 and $12.9 million, respectively. As mentioned above, this agreement did not go into effect until January 31, 2001.

Affiliated premiums ceded from domestic life reinsurance agreements for the periods ended December 31, 2002, 2001, and 2000 were $11.1 million, $9.9 million, and $7.6 million, respectively. Affiliated benefits ceded for the periods ended December 31, 2002, 2001, and 2000 from domestic life reinsurance agreements are $32.5 million in 2002, and $0 in 2001 and 2000.

Group annuities affiliated benefits ceded were $2.9 million in 2002 and $3.0 million in 2001 and 2000.

Debt Agreements
The Company has a revolving line of credit facility of up to $700 million with Prudential Funding LLC, a wholly owned subsidiary of Prudential Insurance. The total of asset-based financing and borrowing under this credit facility cannot be more than $700 million. There is no outstanding debt relating to this credit facility as of December 31, 2002 or December 31, 2001.


13.  QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2002 and 2001 are summarized in the table below:

                                                                       Three months ended
                                               ---------------------------------------------------------------
                                                    March 31        June 30      September 30    December 31
                                               ---------------------------------------------------------------
2002                                                                 (in thousands)
----
Total revenues                                      $ 224,036      $ 220,233       $ 231,399       $ 275,124
Total benefits and expenses                           199,355        245,823         295,123         249,496
Income (loss) from operations before income taxes      24,681       (25,590)         (63,724)         25,628
Net income (loss)                                      19,471       (17,264)         (28,554)         39,845

2001
----
Total revenues                                      $ 246,532      $ 220,871       $ 190,515       $ 219,156
Total benefits and expenses                           209,252        205,332         220,648         199,515
Income (loss) from operations before income taxes      37,280         15,539         (30,133)         19,641
Net income (loss)                                      28,639         12,894         (21,768)         47,817


                        Report of Independent Accountants
                        ---------------------------------



   To the Board of Directors and Stockholder of Pruco Life Insurance Company

   In our opinion, the consolidated financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Pruco Life Insurance Company (a wholly-owned subsidiary of The Prudential Insurance Company of America) and its subsidiary at December 31, 2002 and 2001, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



   /s/  PricewaterhouseCoopers LLP

   New York, New York
   February 11, 2003

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)   FINANCIAL STATEMENTS

(1) Financial Statements of the Strategic Partners Subaccounts of Pruco Life Flexible Premium Variable Annuity Account (Registrant) consisting of the Statement of Net Assets as of December 31, 2002; the Statement of Operations for the period ended December 31, 2002; the Statements of Changes in Net Assets for the periods ended December 31, 2002 and December 31, 2001; and the Notes relating thereto appear in the statement of additional information. (Part B of the Registration Statement).

(2) Consolidated Statements of Pruco Life Insurance Company (Depositor) and its subsidiaries consisting of the Consolidated Statements of Financial Position as of December 31, 2002 and 2001; and the related Consolidated Statements of Operations, Changes in Stockholder's Equity and Cash Flows for the years ended December 31, 2002, 2001 and 2000; and the Notes to the Consolidated Financial Statements appear in the statement of additional information (Part B of the Registration Statement).

(b)   EXHIBITS

(1) Resolution of the Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Flexible Premium Variable Annuity Account. (Note 3)

(2)   Agreements for custody of securities and similar investments--Not
      Applicable.

(3) (a) Form of Distribution Agreement between Prudential Investment Management Services, Inc. "PIMS" (Underwriter) and Pruco Life Insurance Company (Depositor) (Note 3)

      (b)   Form of Selected Broker Agreement used by PIMS (Note 3)

(4)   (a)   The Strategic Partners Annuity One Variable Annuity Contract
            VBON-2000. (Note 11)

      (b) The Strategic Partners Annuity One Variable Annuity Contract VDCA-2000. (Note 11)

      (c) Endorsement to Strategic Partners Annuity One Variable Annuity Contract VBON-2000. (Note 12)

      (d) Endorsement to Strategic Partners Annuity One Variable Annuity Contract VDCA-2000. (Note 12)

      (e)   Endorsement to Strategic Partners Annuity One Variable Annuity
            Contract: Earnings Appreciator (Note 12)

      (f)   Endorsement to Strategic Partners Annuity One Variable Annuity
            Contract: VDCA-2000. (Note 14)

      (g)   Endorsement to Strategic Partners Annuity One Variable Annuity
            Contract: Fixed Rate Investment Option. (Note 14).

      (h)   Endorsement to Strategic Partners Annuity One Variable Annuity
            Contract: Dollar Cost Averaging Fixed Rate Investment Option. (Note
            14).

      (i)   Endorsement to Strategic Partners Annuity One Variable Annuity
            Contract: Earnings Appreciator Benefit. (Note 14).

      (j)   Endorsement to Strategic Partners Annuity One Variable Annuity
            Contract: Income Appreciator Benefit. (Note 14).

      (k)   Endorsement to Strategic Partners Annuity One Variable Annuity
            Contract: Bonus. (Note 14).

      (l)   Endorsement to Strategic Partners Annuity One Variable Annuity
            Contract: MVA (Note 15).

      (m)(i) Endorsement to Strategic Partners Annuity One Variable Annuity
            Contract: Maximum Age 80 (Note 16).

      (m)(ii) Endorsement to Strategic Partners Annuity One Variable Annuity
            Contract: Maximum Age 85 (Note 16).

      (n)   Endorsement to Strategic Partners Annuity One Variable Annuity
            Contract: GMIB (Note 1)

(5)   (a)   Application form for the Contract. (Note 11).

      (b)   Application form for the Contract. (Note 13).

      (c)   Application ORD 99725 Third Party (Note 14)

      (d)   Application ORD 99725 Wachovia (Note 14)

(6)   (a)   Articles of Incorporation of Pruco Life Insurance Company, as
            amended through October 19, 1993. (Note 4)

      (b) By-laws of Pruco Life Insurance Company, as amended through May 6, 1997. (Note 5)

(7) Contract of reinsurance in connection with variable annuity contract--Not Applicable.

(8) Other material contracts performed in whole or in part after the date the registration statement is filed: (a) Form of Fund Participation Agreement. (Note 6)

(9)   Opinion of Counsel as to legality of the securities being registered.
      (Note 1)

(10) (a)Written consent of PricewaterhouseCoopers LLP independent accountants. (Note 1)

(11) All financial statements omitted from Item 23, Financial Statements - Not Applicable.

(12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial Contract owners -- Not Applicable.

(14)  Powers of Attorney.

(a)   Vivian L. Banta, Richard J. Carbone, Helen M. Galt (Note 11)

(b)   James J. Avery, Jr (Note 9)

(c)   David R. Odenath, Jr., William J. Eckert and Ronald P. Joelson (Note 10)

(d)   Andrew J. Mako (Note 17)

(Note 1) Filed herewith.

(Note 2) Incorporated by reference to Form N-4, Registration No. 33-61125, filed
      July 19, 1995 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 3) Incorporated by reference to Post-Effective Amendment No. 6 to Form
      N-4, Registration No.333-06701, filed April 15, 1999 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 4) Incorporated by reference to the initial registration on Form S-6, Registration No. 333-07451, filed July 2, 1996, on behalf of the Pruco Life Variable Appreciable Account.

(Note 5) Incorporated by reference to Form 10-Q as filed August 15, 1997, on behalf of the Pruco Life Insurance Company.

(Note 6) Incorporated by reference to Form N-4, Registration No. 333-06701, filed June 24, 1996 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 7) Incorporated by reference to Form 10-K, Registration No. 33-86780, filed March 31, 1997 on behalf of the Pruco Life Variable Contract Real Property Account.

(Note 8) Incorporated by reference to Post Effective Amendment No. 8 to Form
      S-6, Registration No.33-49994, filed April 28, 1997, on behalf of the Pruco Life PRUvider Variable Appreciable Account.

(Note 9) Incorporated by reference to Post-Effective Amendment No. 2 to Form
      S-6, Registration No. 333-07451, filed June 25, 1997 on behalf of the Pruco Life Variable Appreciable Account.

(Note 10) Incorporated by reference to Form S-6, Registration No. 333- 49332, filed November 3, 2000 on behalf of the Pruco Life Variable Universal Account.

(Note 11) Incorporated by reference to the initial registration on Form N-4, Registration No. 333-37728, filed May 24, 2000 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 12) Incorporated by reference to Post-Effective Amendment No. 4 to Form
      N-4, to Registration No. 333-37728, filed January 15, 2002 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 13) Incorporated by reference to Post-Effective Amendment No. 7 to Form
      N-4, to Registration No. 333-37728, filed October 25, 2002 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(Note 14) Incorporated by reference to Post-Effective Amendment No. 8 to Form
      N-4 to Registration No. 333-37728, filed December 13, 2002 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 15) Incorporated by reference to initial Form S-3, Registration No.
      333-103474 filed February 27, 2003 on behalf of the Pruco Life Insurance Company.

(Note 16) Incorporated by reference to Post-Effective Amendment No. 37 to Form
      N-4 to Registration No. 333-37728, filed April 22, 2003 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 17) Incorporated by reference to Post-Effective Amendment No. 39 to Form
      N-4 to Registration No. 333-37728, filed November 14, 2003 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

See Part B: Directors and Officers.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Pruco Life Insurance Company ("Pruco Life"), a corporation organized under the laws of Arizona, is a direct, wholly-owned subsidiary of The Prudential Insurance Company of America, ("Prudential"), a stock life insurance company organized under the laws of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc., a New Jersey insurance holding company.

Pruco Life may be deemed to control its wholly-owned subsidiary, Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"). Pruco Life may also be deemed to control the following separate accounts which are registered as unit investment trusts under the Investment Company Act of 1940: the Pruco Life Variable Appreciable Account, the Pruco Life Variable Insurance Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Variable Universal Account, the Pruco Life PRUvider Variable Appreciable Account, the Pruco Life Single Premium Variable Annuity Account, the Pruco Life Flexible Premium Variable Annuity Account (Registrant) (separate accounts of Pruco Life), the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life of New Jersey).

The above-referenced separate accounts, along with Prudential and certain of Prudential's separate accounts, hold the majority of the shares of The Prudential Series Fund, Inc., a Maryland corporation. In addition, Prudential holds all the shares of Prudential's Gibraltar Fund, a Maryland Corporation, in three of its separate accounts. The Prudential Series Fund, Inc. and Prudential's Gibraltar Fund are registered as open-end diversified, management investment companies under the Investment Company Act of 1940. Additionally, the aforementioned separate accounts of Prudential are registered as unit investment trusts under the Investment Company Act of 1940.

In addition, Pruco Life may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11, separate accounts of Prudential, all of which are registered as open-end, diversified, management investment companies under the Investment Company Act of 1940 and with the Prudential Variable Contract Account-24, a registered unit investment trust.

The subsidiaries of Prudential Financial, Inc. are listed under Item 26 of Post-Effective Amendment No. 3 to the Form N-4 Registration Statement for Pruco Life Flexible Premium Variable Annuity Account, Registration No. 333-52754, filed April 17, 2003, the text of which is hereby incorporated by reference.



ITEM 27. NUMBER OF CONTRACT OWNERS


As of December 31, 2003 there were 20,598 owners of qualified contracts and 19,696 of non-qualified contracts offered by the Registrant.


ITEM 28. INDEMNIFICATION

The Registrant, in conjunction with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability which may be incurred in such capacity, subject to the terms, conditions and exclusions of the insurance polices.

Arizona, being the state of organization of Pruco Life Insurance Company ("Pruco"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et. seq. of the Arizona Statutes Annotated. The text of Pruco's By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its form 10-Q filed August 15, 1997.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

      (a) Prudential Investment Management Services LLC (PIMS)

      PIMS is distributor for Cash Accumulation Trust, COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Dryden Ultra Short Bond Fund, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential's Gibraltar Fund, Inc., Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Prudential Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Jennison Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Strategic Partners Real Estate Securities Fund, Jennison Sector Funds, Inc., Dryden Short-Term Bond Fund, Inc., Jennison Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Dryden Tax-Managed Funds, Dryden Tax-Managed Small-Cap Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Jennison World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Prudential Series Fund, Inc. and The Target Portfolio Trust.

      PIMS is also distributor of the following unit investment trust Separate Accounts; The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Prudential Discovery Premier Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.

      (b) Information concerning the officers and directors of PIMS is set forth below.



                               POSITIONS AND OFFICES      POSITIONS AND OFFICES
        NAME (1)                  WITH UNDERWRITER           WITH REGISTRANT

 Robert F. Gunia........             President                   None


Kenneth I. Schindler....         Executive Vice                  None
                                 President & Chief
                                 Compliance Officer

Stephen Pelletier.......         Executive Vice                  None
                                 President

Bernard B. Winograd.....         Executive Vice                  None
                                 President

Edward P.Baird..........         Executive Vice                  None
                                 President

David R.Odenath.........         Executive Vice                  None
                                 President

William V. Healey.......         Senior Vice                     None
                                 President, Secretary
                                 and Chief Legal Officer

Michard J. McQuade......         Senior Vice                     None
                                 President,
                                 Comptroller and Chief
                                 Financial Officer

Peter J. Boland.........         Vice President and              None
                                 Deputy Chief
                                 Operating Officer

C. Edward Chaplin.......         Executive Vice                  None
                                 President and
                                 Treasurer

(I)The address of each person named is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102 unless otherwise noted.

(c)

Name of Principal     Net Underwriting      Compensation on         Brokerage
Underwriter             Discounts and          Redemption          Commission
                        Commissions

Prudential            $ 32,456,997.00            $ -0-                $-0-
Investment
Management
Services, LLC



ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books or other documents required to be maintained by Section 31
(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, 751 Broad Street, Newark, New Jersey 07102-3777.

ITEM 31. MANAGEMENT SERVICES

Summary of any contract not discussed in Part A or Part B of the registration statement under which management-related services are provided to the Registrant--Not Applicable.

ITEM 32. UNDERTAKINGS

(a) Registrant undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c) Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the U.S. Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

(e) Pruco Life hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Pruco Life.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, and the investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has caused this Registration Statement to be signed on its behalf by the undersigned thereto duly authorized, and its seal hereto affixed and attested, all in the City of Newark and the State of New Jersey, on this 13th day of January, 2004.


               THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

                                  (Registrant)

                        BY: PRUCO LIFE INSURANCE COMPANY
                                   (Depositor)

               Attest: /s/   CLIFFORD E. KIRSCH        /s ANDREW J. MAKO
               -------------------------------------   -----------------
                             CLIFFORD E. KIRSCH        ANDREW J. MAKO
                             CHIEF LEGAL OFFICER       PRESIDENT
                             AND SECRETARY

                                   SIGNATURES


      As required by the Securities Act of 1933, this Post-Effective Amendment No. 12 has been signed by the following persons in the capacities and on the date indicated:


                        SIGNATURE AND TITLE
               ------------------------------------



                          *
               -----------------------------
               VIVIAN L. BANTA                       Date: January 13,  2004
               PRESIDENT, CHAIRMAN AND DIRECTOR



                           *
               -----------------------------
               WILLIAM J. ECKERT, IV
               VICE PRESIDENT AND CHIEF ACCOUNTING
               OFFICER

                            *
               ------------------------------
               ANDREW J. MAKO
               PRESIDENT AND DIRECTOR

                            *                        *By: CLIFFORD E. KIRSCH
               ------------------------------        -----------------------
               JAMES J. AVERY JR.                    CLIFFORD E. KIRSCH
               VICE CHAIRMAN AND DIRECTOR            (ATTORNEY-IN-FACT)

                            *
               ------------------------------
               RONALD P. JOELSON
               DIRECTOR

                            *
               ------------------------------
               RICHARD J. CARBONE
               DIRECTOR

                            *
               ------------------------------
               HELEN M. GALT
               DIRECTOR

                            *
               ------------------------------
               DAVID R. ODENATH, JR.
               DIRECTOR

                                  EXHIBIT INDEX

(9)   Opinion of Counsel.

(10)  (a) Written consent of PricewaterhouseCoopers LLP independent accountants.